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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08941

The Vantagepoint Funds

(Exact name of registrant as specified in charter)

777 North Capitol Street, NE, Suite 600, Washington D.C. 20002-4240

(Address of principal executive offices) (Zip code)

Angela Montez, Secretary of the Registrant

777 North Capitol Street, NE, Suite 600, Washington D.C. 20002-4240

(Name and address of agent for service)

Registrant’s telephone number, including area code: 202-962-4600

Date of fiscal year end: 12/31/13

Date of reporting period: 01/01/13 - 12/31/13

Item 1 (Report to Shareholders): The annual report is set forth below.

ANNUAL REPORT

December 31, 2013

VANTAGEPOINT FUNDS

Shareholder Expenses	1

Management’s Discussion of Market Conditions	3

Management’s Discussion of Fund Performance	4

Vantagepoint Funds

Report of Independent Registered Public Accounting Firm	88

Statements of Assets and Liabilities	89

Statements of Operations	96

Statements of Changes in Net Assets	103

Financial Highlights	118

Notes to Financial Statements	152

Schedules of Investments	201

Additional Information	360

Shareholder Expenses

As a shareholder of a Vantagepoint Fund, you incur ongoing expenses, such as advisory fees and other fund expenses. The following example is intended to help you understand your ongoing expenses (in dollars and cents) of investing in a fund and to compare these expenses with the ongoing expenses of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section in the example below provides information about the actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section in the example below provides information about the hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

ACTUAL					HYPOTHETICAL
Beginning Account Value 7/01/13	Ending Account Value 12/31/13	2013 Annualized Expense Ratio(a)	Expenses Paid During Period*	Vantagepoint Funds	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	2013 Annualized Expense Ratio	Expenses Paid During Period*
$1,000.00	$1,012.20	0.64%	$3.25	Low Duration Bond Investor Shares	$1,000.00	$1,021.98	0.64%	$3.26
$1,000.00	$1,013.30	0.39%	$1.98	Low Duration Bond T Shares	$1,000.00	$1,023.24	0.39%	$1.99
$1,000.00	$984.00	0.65%	$3.25	Inflation Protected Securities Investor Shares	$1,000.00	$1,021.93	0.65%	$3.31
$1,000.00	$986.00	0.40%	$2.00	Inflation Protected Securities T Shares	$1,000.00	$1,023.19	0.40%	$2.04
$1,000.00	$1,155.90	0.82%	$4.46	Equity Income Investor Shares	$1,000.00	$1,021.07	0.82%	$4.18
$1,000.00	$1,156.90	0.57%	$3.10	Equity Income T Shares	$1,000.00	$1,022.33	0.57%	$2.91
$1,000.00	$1,169.70	0.78%	$4.27	Growth & Income Investor Shares	$1,000.00	$1,021.27	0.78%	$3.97
$1,000.00	$1,170.90	0.53%	$2.90	Growth & Income T Shares	$1,000.00	$1,022.53	0.53%	$2.70
$1,000.00	$1,211.00	0.78%	$4.35	Growth Investor Shares	$1,000.00	$1,021.27	0.78%	$3.97
$1,000.00	$1,212.10	0.53%	$2.96	Growth T Shares	$1,000.00	$1,022.53	0.53%	$2.70
$1,000.00	$1,165.60	0.98%	$5.35	Select Value Investor Shares	$1,000.00	$1,020.27	0.98%	$4.99
$1,000.00	$1,167.30	0.73%	$3.99	Select Value T Shares	$1,000.00	$1,021.53	0.73%	$3.72
$1,000.00	$1,201.60	0.84%	$4.66	Aggressive Opportunities Investor Shares	$1,000.00	$1,020.97	0.84%	$4.28
$1,000.00	$1,202.70	0.59%	$3.28	Aggressive Opportunities T Shares	$1,000.00	$1,022.23	0.59%	$3.01
$1,000.00	$1,211.80	0.95%	$5.30	Discovery Investor Shares	$1,000.00	$1,020.42	0.95%	$4.84
$1,000.00	$1,212.80	0.70%	$3.90	Discovery T Shares	$1,000.00	$1,021.68	0.70%	$3.57
$1,000.00	$1,147.90	0.99%	$5.36	International Investor Shares	$1,000.00	$1,020.21	0.99%	$5.04
$1,000.00	$1,149.10	0.75%	$4.06	International T Shares	$1,000.00	$1,021.42	0.75%	$3.82
$1,000.00	$1,043.70	0.55%	$2.83	Diversifying Strategies T Shares	$1,000.00	$1,022.43	0.55%	$2.80
$1,000.00	$1,001.40	0.41%	$2.07	Core Bond Index Class I	$1,000.00	$1,023.14	0.41%	$2.09
$1,000.00	$1,002.40	0.21%	$1.06	Core Bond Index Class II	$1,000.00	$1,024.15	0.21%	$1.07
$1,000.00	$1,002.70	0.16%	$0.81	Core Bond Index T Shares	$1,000.00	$1,024.40	0.16%	$0.82
$1,000.00	$1,160.90	0.41%	$2.23	500 Stock Index Class I	$1,000.00	$1,023.14	0.41%	$2.09
$1,000.00	$1,161.00	0.21%	$1.14	500 Stock Index Class II	$1,000.00	$1,024.15	0.21%	$1.07
$1,000.00	$1,161.80	0.16%	$0.87	500 Stock Index T Shares	$1,000.00	$1,024.40	0.16%	$0.82
$1,000.00	$1,168.90	0.41%	$2.24	Broad Market Index Class I	$1,000.00	$1,023.14	0.41%	$2.09

(continued)

ACTUAL					HYPOTHETICAL
Beginning Account Value 7/01/13	Ending Account Value 12/31/13	2013 Annualized Expense Ratio(a)	Expenses Paid During Period*	Vantagepoint Funds	Beginning Account Value 7/01/13	Ending Account Value 12/31/13	2013 Annualized Expense Ratio	Expenses Paid During Period*
$1,000.00	$1,170.20	0.21%	$1.15	Broad Market Index Class II	$1,000.00	$1,024.15	0.21%	$1.07
$1,000.00	$1,170.40	0.16%	$0.88	Broad Market Index T Shares	$1,000.00	$1,024.40	0.16%	$0.82
$1,000.00	$1,183.80	0.42%	$2.31	Mid/Small Company Index Class I	$1,000.00	$1,023.09	0.42%	$2.14
$1,000.00	$1,185.00	0.22%	$1.21	Mid/Small Company Index Class II	$1,000.00	$1,024.10	0.22%	$1.12
$1,000.00	$1,185.10	0.17%	$0.94	Mid/Small Company Index T Shares	$1,000.00	$1,024.35	0.17%	$0.87
$1,000.00	$1,175.90	0.54%	$2.96	Overseas Equity Index Class I	$1,000.00	$1,022.48	0.54%	$2.75
$1,000.00	$1,177.60	0.34%	$1.87	Overseas Equity Index Class II	$1,000.00	$1,023.49	0.34%	$1.73
$1,000.00	$1,178.00	0.29%	$1.59	Overseas Equity Index T Shares	$1,000.00	$1,023.74	0.29%	$1.48
$1,000.00	$1,074.10	0.86%	$4.50	Model Portfolio Conservative Growth Investor M Shares**	$1,000.00	$1,020.87	0.86%	$4.38
$1,000.00	$1,075.40	0.61%	$3.19	Model Portfolio Conservative Growth TM Shares**	$1,000.00	$1,022.13	0.61%	$3.11
$1,000.00	$1,109.20	0.88%	$4.68	Model Portfolio Traditional Growth Investor M Shares**	$1,000.00	$1,020.77	0.88%	$4.48
$1,000.00	$1,110.40	0.63%	$3.35	Model Portfolio Traditional Growth TM Shares**	$1,000.00	$1,022.03	0.63%	$3.21
$1,000.00	$1,133.60	0.91%	$4.89	Model Portfolio Long-Term Growth Investor M Shares**	$1,000.00	$1,020.62	0.91%	$4.63
$1,000.00	$1,135.20	0.66%	$3.55	Model Portfolio Long-Term Growth TM Shares**	$1,000.00	$1,021.88	0.66%	$3.36
$1,000.00	$1,172.30	0.98%	$5.37	Model Portfolio All-Equity Growth Investor M Shares**	$1,000.00	$1,020.27	0.98%	$4.99
$1,000.00	$1,173.80	0.73%	$4.00	Model Portfolio All-Equity Growth TM Shares**	$1,000.00	$1,021.53	0.73%	$3.72
$1,000.00	$1,046.60	0.84%	$4.33	Milestone Retirement Income Investor M Shares**	$1,000.00	$1,020.97	0.84%	$4.28
$1,000.00	$1,048.50	0.59%	$3.05	Milestone Retirement Income TM Shares**	$1,000.00	$1,022.23	0.59%	$3.01
$1,000.00	$1,074.90	0.88%	$4.60	Milestone 2010 Investor M Shares**	$1,000.00	$1,020.77	0.88%	$4.48
$1,000.00	$1,076.90	0.63%	$3.30	Milestone 2010 TM Shares**	$1,000.00	$1,022.03	0.63%	$3.21
$1,000.00	$1,087.40	0.87%	$4.58	Milestone 2015 Investor M Shares**	$1,000.00	$1,020.82	0.87%	$4.43
$1,000.00	$1,088.60	0.62%	$3.26	Milestone 2015 TM Shares**	$1,000.00	$1,022.08	0.62%	$3.16
$1,000.00	$1,101.80	0.85%	$4.50	Milestone 2020 Investor M Shares**	$1,000.00	$1,020.92	0.85%	$4.33
$1,000.00	$1,102.90	0.60%	$3.18	Milestone 2020 TM Shares**	$1,000.00	$1,022.18	0.60%	$3.06
$1,000.00	$1,115.90	0.85%	$4.53	Milestone 2025 Investor M Shares**	$1,000.00	$1,020.92	0.85%	$4.33
$1,000.00	$1,117.80	0.60%	$3.20	Milestone 2025 TM Shares**	$1,000.00	$1,022.18	0.60%	$3.06
$1,000.00	$1,129.10	0.86%	$4.62	Milestone 2030 Investor M Shares**	$1,000.00	$1,020.87	0.86%	$4.38
$1,000.00	$1,131.00	0.61%	$3.28	Milestone 2030 TM Shares**	$1,000.00	$1,022.13	0.61%	$3.11
$1,000.00	$1,142.10	0.87%	$4.70	Milestone 2035 Investor M Shares**	$1,000.00	$1,020.82	0.87%	$4.43
$1,000.00	$1,143.20	0.62%	$3.35	Milestone 2035 TM Shares**	$1,000.00	$1,022.08	0.62%	$3.16
$1,000.00	$1,153.40	0.87%	$4.72	Milestone 2040 Investor M Shares**	$1,000.00	$1,020.82	0.87%	$4.43
$1,000.00	$1,154.50	0.62%	$3.37	Milestone 2040 TM Shares**	$1,000.00	$1,022.08	0.62%	$3.16
$1,000.00	$1,155.40	0.94%	$5.11	Milestone 2045 Investor M Shares**	$1,000.00	$1,020.47	0.94%	$4.79
$1,000.00	$1,157.20	0.69%	$3.75	Milestone 2045 TM Shares**	$1,000.00	$1,021.73	0.69%	$3.52
$1,000.00	$1,152.10	1.09%	$5.91	Milestone 2050 Investor M Shares**	$1,000.00	$1,019.71	1.09%	$5.55
$1,000.00	$1,152.90	0.84%	$4.56	Milestone 2050 TM Shares**	$1,000.00	$1,020.97	0.84%	$4.28

(a)	Net of waivers, if any.

*	Expenses are calculated using each fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half year divided by total number of days in fiscal year e.g. 184/365] (to reflect the one-half year period).

**	This fund invests in one or more other mutual funds. The annualized expense ratio includes this fund’s proportionate share of the expense ratio of such other mutual fund(s).

MANAGEMENT’S DISCUSSION OF MARKET CONDITIONS FOR THE YEAR ENDED DECEMBER 31, 2013

The following is a brief discussion of Vantagepoint Investment Advisers, LLC’s (“VIA”) views of the major market conditions that prevailed in 2013. This commentary should not be considered a complete discussion of all market conditions for the year. This commentary should be read together with each Fund’s Management’s Discussion of Fund Performance because it provides additional context regarding a Fund’s performance.

Equity and fixed income securities markets offered mixed returns in 2013, with equity securities generally outperforming fixed income securities. Equities in the U.S. and developed foreign country markets generally offered double-digit returns in 2013 while emerging market equities generally declined for the year. U.S. fixed income and equity security returns were generally influenced by expectations for changes to the fixed income securities purchasing program of the Federal Reserve System (“Federal Reserve”), the U.S. central bank. Higher quality and longer maturity fixed income securities generally declined in value as interest rates increased, while fixed income securities with lesser sensitivity to changes in longer-term interest rates, such as high yield and shorter maturity fixed income securities, produced positive returns for the year.

In the first quarter, U.S. equity markets rallied, buoyed by encouraging economic data and the accommodative monetary policy of the Federal Reserve. An announcement by the Federal Reserve toward the end of the first quarter that its fixed income securities purchasing program would continue helped the S&P 500 Index, an index representing the larger capitalization stocks traded in the U.S., reach a new high. Fears of a future tapering of the fixed income securities purchasing program resulted in a rise in longer-term interest rates.

In the second quarter, the S&P 500 Index recorded a new closing high before falling back after Federal Reserve Chairman Bernanke indicated a possible tapering of the fixed income securities buying program later in the year. The yield on the benchmark 10-year Treasury note, which typically moves opposite of prices, rose from 1.63% at the beginning of May to close the quarter at 2.49%. Returns were negative for most fixed income sectors. International markets declined in the quarter amid concerns over U.S. monetary policy and tepid economic growth projections.

The third quarter began with a decline in U.S. equity markets amid renewed investor fears that the Federal Reserve would taper its fixed income securities buying program, but U.S. equity markets rose to a new high in September after the Federal Reserve announced it would maintain the program. High yield fixed income securities provided positive returns, while long-term treasuries fell. International equities of developed countries and emerging market countries provided positive returns in the quarter reflecting improving economic data and rising investor sentiment.

In the fourth quarter, the Federal Reserve announced that tapering of its fixed income securities buying program would begin in 2014. Equity markets reached new highs, and high yield fixed income securities produced positive returns while U.S. Treasury returns were generally negative, as the benchmark 10-year Treasury note closed the year with a yield of 3.03%.

U.S. fixed income markets offered mixed returns in 2013, with high yield fixed income securities generally producing the strongest returns, and shorter-maturity fixed income securities rising more modestly. Returns for longer maturity U.S. Treasury securities and Treasury inflation-protected securities, or TIPS, declined as interest rates rose in anticipation of the Federal Reserve tapering its fixed income securities purchasing program.

The U.S. equity market offered double-digit returns in 2013, with all sectors of the S&P 500 Index providing positive returns. The returns were led by the Consumer Discretionary sector, and followed closely by the Health Care, Industrials, and Financial sectors, each with returns in excess of 35%. “Growth-oriented” equities generally offered higher returns than “value-oriented” equities, most notably for smaller capitalization companies. Equities of small-capitalization size companies generally outperformed equities of mid- and large-capitalization companies.

The equity markets of developed market countries outside the U.S. generally offered positive double-digit returns for the year, with Europe, the U.K., and Japan each returning over 20% on average for U.S. investors. While the Japanese yen weakened against the dollar and dampened U.S. dollar returns, returns were still robust for U.S. investors. Emerging market countries generally fell for the year primarily reflecting losses in the second quarter as China suffered from slower-than-expected growth.

Vantagepoint Low Duration Bond Fund

The Vantagepoint Low Duration Bond Fund’s investment objective is to seek total return that is consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in bonds and other fixed income securities of varying maturities, and normally invests at least 65% of its net assets in bonds and other fixed income securities with more than one year to maturity. The Fund seeks to maintain a portfolio effective duration of no greater than three years. Effective duration is a measure of the expected change in value of a fixed income security for a given change in interest rates, and takes into account that expected cash flows will fluctuate as interest rates change. The Fund’s investments may include securities issued or guaranteed by the U.S. Government or foreign governments and their agencies and instrumentalities, or supra-national organizations (such as the World Bank); securities issued by U.S. or foreign companies; U.S. and foreign mortgage-backed and asset-backed securities; and municipal securities. The Fund generally invests in investment grade fixed income securities (i.e., securities rated within the four highest grades by a major ratings agency or unrated securities that the Fund’s subadvisers determine are of comparable quality). The Fund may invest up to 10% of its net assets in securities that are rated below investment grade (commonly known as “high yield securities” or “junk bonds”) and may invest up to 10% of its net assets in floating rate loans. However, the Fund limits its investments in (i) high yield securities and (ii) floating rate loans so that together, they equal no more than 10% of the Fund’s net assets. Investments in foreign securities are limited to 30% of the Fund’s net assets. The Fund primarily invests in securities that are denominated in the U.S. dollar, but can invest up to 10% of its net assets in securities that are denominated in foreign currencies.

The Fund may invest up to 10% of its net assets in derivative instruments. The Fund’s subadvisers may use futures, options, and swap agreements to manage risk or obtain or adjust investment exposure. The Fund’s subadvisers also may use forward currency contracts to obtain or adjust investment exposure or to manage foreign currency risks. The Fund’s investments in credit default swaps, if any, will be less than 5% of the Fund’s net assets.

Performance

The Vantagepoint Low Duration Bond Fund’s Investor Shares gained 0.75% in 2013. The Fund’s market benchmark, the BofA Merrill Lynch 1–3 Year US Corporate & Government Index, gained 0.70% while the Fund’s peer group, the Morningstar Short-Term Bond Funds Average, a group of mutual funds with similar investment objectives, gained 0.45%.

On an absolute basis, the Fund’s performance in 2013 benefitted from positive returns in the short-term corporate securities sector included in the Fund. Additionally, the Fund benefitted from an allocation to high-yield securities (“junk bonds”).

Relative to its market benchmark, the Fund outperformed primarily due to an overweight allocation to investment-grade corporate securities. Additionally, the Fund’s performance benefitted from an overweight allocation to high yield securities.

Relative to its peer group, the Fund outperformed primarily due to an overweight allocation to corporate securities.

The Fund used U.S. Treasury futures contracts to seek to manage interest rate risk and to seek to obtain investment exposure based on anticipated changes in interest rates. The use of these derivatives did not have a material impact to the Fund’s return. The Fund used forward currency contracts to manage foreign currency risk associated with the Fund’s foreign bond exposure, which reduced the volatility of returns, but detracted modestly from performance.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Payden & Rygel

Investment Style:	Low duration

Schroder Investment Management North America Inc.

Investment Style:	Low duration

Vantagepoint Low Duration Bond Fund

Sector Allocation as of December 31, 2013 (% of Net Assets)

The primary source of sector allocation classification is BondEdge. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Low Duration Bond Fund—Investor Shares vs. BofA Merrill Lynch 1–3 Year US Corporate & Government Index | Growth of $10,000 Invested December 31, 2003*

Source for Benchmark Returns: Morningstar®

Vantagepoint Low Duration Bond Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR SHARES	T SHARES
One Year	0.75%	0.96%
Three Years	1.95%	2.01%
Five Years	3.96%	4.00%
Ten Years	3.22%	3.24%
Class Inception Date	December 4, 2000	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the BofA Merrill Lynch 1–3 Year US Corporate & Government Index, tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt securities issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Inflation Protected Securities Fund

The Vantagepoint Inflation Protected Securities Fund’s investment objective is to offer current income. The Fund invests, under normal circumstances, at least 80% of its net assets in inflation-adjusted U.S. and foreign fixed income securities and normally invests at least 50% of its net assets in U.S. Treasury inflation-protected securities (“TIPS”). The Fund’s investments in these securities may include fixed income securities issued or guaranteed by the U.S. government, foreign governments (national, regional, or local), their agencies or instrumentalities, or supra-national organizations (such as the World Bank); U.S. and foreign corporate fixed income securities; and municipal securities. Investments in U.S. and foreign fixed income securities whose values are not linked to adjustments in inflation rates are limited to 20% of the Fund’s net assets.

The Fund may invest up to 20% of its net assets in derivative instruments. The Fund’s subadvisers may use futures, options, and swap agreements to manage risk or obtain or adjust investment exposure. The Fund’s subadvisers also may use forward currency contracts to obtain or adjust investment exposure or to manage foreign currency risks. The Fund’s investments in credit default swaps, if any, will be less than 5% of the Fund’s net assets.

Performance

The Vantagepoint Inflation Protected Securities Fund’s Investor Shares lost 9.05% in 2013. The Fund’s market benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), lost 8.61%, while the Fund’s peer group, the Morningstar Inflation-Protected Bond Funds Average, a group of mutual funds with similar investment objectives, lost 7.85%.

On an absolute basis, the Fund’s negative return in 2013 was primarily the result of unfavorable market conditions, with inflation-protected securities negatively impacted by the increase in real yields. Holdings in large corporate fixed income securities issued by large U.S. banks and non-agency mortgage-backed securities partly offset the loss.

Relative to its market benchmark, the Fund’s underperformance primarily resulted from a steepening in the yield curve as longer-term interest rates increased, while the Fund was positioned for a flatter yield curve. This underperformance was partially offset by exposure to investment-grade corporate fixed income securities and mortgage-backed securities.

Relative to its peer group, the Fund’s underperformance primarily reflected the portfolio’s longer duration as yields rose, and an overweight allocation to inflation-protected fixed income securities, which generally underperformed non-inflation protected fixed income securities.

The Fund used derivative instruments during the year to seek to manage interest rate risk and to seek to obtain investment exposure based on the Fund subadvisers’ views on interest rates, yield curves, and inflation. Derivatives used included bond futures, options, and swaps. The use of derivatives had a positive impact on the Fund’s return, partially offsetting its underperformance relative to its peer group and market benchmark.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

BlackRock Financial Management, Inc.

Investment Style:	Broad-based inflation-linked

Pacific Investment Management Company, LLC

Investment Style:	Broad-based inflation-linked

Vantagepoint Inflation Protected Securities Fund

Sector Allocation as of December 31, 2013 (% of Net Assets)

The primary source of sector allocation classification is BondEdge. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Inflation Protected Securities Fund—Investor Shares vs. Barclays U.S. TIPS Index (Series-L)

Growth of $10,000 Invested December 31, 2003*

Source for Benchmark Returns: Morningstar®

Vantagepoint Inflation Protected Securities Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR SHARES	T SHARES
One Year	–9.05%	–8.81%
Three Years	2.72%	2.81%
Five Years	4.74%	4.79%
Ten Years	3.88%	3.90%
Class Inception Date	July 1, 1992	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), consists of all U.S. Treasury inflation protected securities rated investment grade or better, having at least one year to final maturity and at least $250 million par amount outstanding. The Series-L reference identifies this index as the former Lehman Brothers U.S. TIPS Index. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities held in the index.

Vantagepoint Equity Income Fund*

The Vantagepoint Equity Income Fund’s investment objective is to offer long-term capital growth with consistency derived from dividend yield. Throughtout 2013, the Fund’s principal investment strategy was to invest, under normal circumstances, at least 80% of its net assets in equity securities.* The Fund seeks to invest primarily in the common stocks of U.S. companies that the Fund’s subadvisers believe will pay dividends at above-market levels. As a result of the Fund’s income focus, certain sectors or industries may be emphasized. The Fund may exhibit greater sensitivity to certain economic factors, such as changing interest rates, than will the general stock market. The Fund may invest across companies of all sizes but generally focuses on larger capitalization companies, which tend to have stable long-term earnings and dividend-paying records. The Fund also may invest in foreign equity securities, U.S. and foreign convertible securities, and U.S. preferred stock.

Performance

The Vantagepoint Equity Income Fund’s Investor Shares gained 31.11% in 2013. The Fund’s market benchmark, the Russell 1000 Value Index, gained 32.53%, while the Fund’s peer group, the Morningstar Large Value Funds Average, a group of mutual funds with similar investment objectives, gained 31.21%.

On an absolute basis, the Fund’s performance reflected the generally positive returns of the U.S. equity market in 2013. This positive performance resulted from the returns of all sectors in which the Fund had holdings, and particularly from performance in the Financials, Industrials, and Energy sectors.

Relative to its market benchmark, the Fund’s underperformance primarily resulted from the performance of holdings in the Information Technology and Health Care sectors. Performance of the Fund’s holdings in these sectors provided returns that were positive but lower than returns of the benchmark’s holdings in these sectors. Favorable performance from holdings in the Energy and Financials sectors partially offset this underperformance.

The Fund’s underperformance relative to its peer group primarily reflected returns from holdings in the Health Care and Consumer Discretionary sectors. This underperformance was partially offset by returns from holdings in the Energy and Information Technology sectors.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data*

Barrow, Hanley, Mewhinney & Strauss, LLC

Investment Style:	Contrarian value

Southeastern Asset Management, Inc.

Investment Style:	Special situations

T. Rowe Price Associates, Inc.

Investment Style:	Relative yield value

*	On February 4, 2014, the Fund included an additional strategy which is an indexed or “passively managed” strategy. In addition, two new subadvisers, SSgA Funds Management, Inc. and Wellington Management Company, were added and a subadviser, Barrow, Hanley, Mewhinney & Strauss, LLC was terminated effective on that date. Please see the prospectus dated May 1, 2013 as revised February 4, 2014 for additional information.

Vantagepoint Equity Income Fund

Sector Allocation as of December 31, 2013 (% of Total Investments)

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Equity Income Fund—Investor Shares vs. Russell 1000 Value Index

Growth of $10,000 Invested December 31, 2003*

Source for Benchmark Returns: Morningstar®

Vantagepoint Equity Income Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR SHARES	T SHARES
One Year	31.11%	31.36%
Three Years	14.46%	14.53%
Five Years	18.10%	18.15%
Ten Years	7.65%	7.67%
Class Inception Date	April 1, 1994	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Russell 1000 Value Index, measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Growth & Income Fund

The Vantagepoint Growth & Income Fund’s investment objective is to offer long-term capital growth and current income. The Fund invests, under normal circumstances, primarily in U.S. common stocks that the Fund’s subadvisers believe offer the potential for capital appreciation or that may provide current income by paying dividends. Strategies used by the Fund’s subadvisers include: (i) focusing on large-capitalization U.S. companies whose common stocks are believed to offer potential for price appreciation because of undervaluation, earnings growth or both; and (ii) emphasizing U.S. stocks that may pay dividends. The Fund also may invest in foreign equity securities, mid-capitalization equity securities, U.S. preferred stock, and U.S. convertible securities.

Performance

The Vantagepoint Growth & Income Fund’s Investor Shares gained 34.01% in 2013. The Fund’s market benchmark, the S&P 500 Index, gained 32.39%, while the Fund’s peer group, the Morningstar Large Blend Funds Average, a group of mutual funds with similar investment objectives, gained 31.50%.

On an absolute basis, the Fund’s performance reflected the generally positive returns of the U.S. equity market in 2013. This positive performance resulted from the returns of all sectors in which the Fund had holdings and particularly from performance in the Financials, Industrials, and Consumer Discretionary sectors.

The Fund’s outperformance relative to its market benchmark primarily resulted from the performance of holdings in the Financials, Information Technology, and Industrials sectors.

Relative to its peer group, the Fund’s outperformance primarily reflected returns from holdings in the Financials and Health Care sectors.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Fiduciary Management, Inc.

Investment Style:	Large-cap blend

T. Rowe Price Associates, Inc.

Investment Style:	Blue chip growth

Wellington Management Company, LLP

Investment Style:	Yield focused

Vantagepoint Growth & Income Fund

Sector Allocation as of December 31, 2013 (% of Total Investments)

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Growth & Income Fund—Investor Shares vs. S&P 500 Index

Growth of $10,000 Invested December 31, 2003*

Source for Benchmark Returns: Morningstar®

Vantagepoint Growth & Income Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR SHARES	T SHARES
One Year	34.01%	34.26%
Three Years	15.75%	15.82%
Five Years	18.93%	18.97%
Ten Years	7.38%	7.40%
Class Inception Date	October 2, 1998	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, consists of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Growth Fund

The Vantagepoint Growth Fund’s investment objective is to offer long-term capital growth. The Fund invests, under normal circumstances, primarily in U.S. common stocks that are considered by the Fund’s subadvisers to have above-average potential for growth. The subadvisers emphasize stocks of seasoned medium- and large-capitalization firms. The Fund also may invest in foreign equity securities, small-capitalization equity securities, U.S. preferred stock, and U.S. convertible securities.

Performance

The Vantagepoint Growth Fund’s Investor Shares gained 33.71% in 2013. The Fund’s market benchmark, the Russell 1000 Growth Index, gained 33.48% for the year. The Fund’s peer group, the Morningstar Large Growth Funds Average, a group of mutual funds with similar investment objectives, gained 33.92%.

On an absolute basis, the Fund’s performance reflected the generally positive returns of the U.S. equity market in 2013. This positive performance resulted from returns in all sectors in which the Fund had holdings and particularly from performance in the Consumer Discretionary and Health Care sectors.

The Fund’s outperformance relative to its market benchmark primarily resulted from the performance of holdings in the Health Care, Financials, and Consumer Discretionary sectors.

The Fund’s underperformance relative to its peer group primarily resulted from the returns of holdings in the Health Care and Consumer Discretionary sectors. While the Fund’s holdings in Health Care outperformed the market benchmark holdings in this sector, they underperformed the peer benchmark performance in this sector. The Fund’s underperformance relative to its peer group was partially offset by returns from holdings in the Consumer Staples and Financials sectors.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Atlanta Capital Management Company, LLC

Investment Style:	Large-cap growth

Columbus Circle Investors

Investment Style:	Large-cap growth

Victory Capital Management Inc.

Investment Style:	Large-cap growth

Westfield Capital Management Company, L.P.

Investment Style:	Large-cap growth

Vantagepoint Growth Fund

Sector Allocation as of December 31, 2013 (% of Total Investments)

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Growth Fund—Investor Shares vs. Russell 1000 Growth Index

Growth of $10,000 Invested December 31, 2003*

Source for Benchmark Returns: Morningstar®

Vantagepoint Growth Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR SHARES	T SHARES
One Year	33.71%	34.06%
Three Years	13.65%	13.75%
Five Years	17.15%	17.21%
Ten Years	5.15%	5.17%
Class Inception Date	April 1, 1983	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Russell 1000 Growth Index, measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Select Value Fund

The Vantagepoint Select Value Fund’s investment objective is to offer long-term growth from dividend income and capital appreciation. The Fund invests, under normal circumstances, primarily in common stocks of mid-capitalization U.S. companies that the Fund’s subadvisers believe present attractive investment opportunities at favorable prices in relation to the intrinsic worth of the issuer and may also offer the possibility for growth through reinvestment of dividends. The Fund generally seeks to invest in common stocks of companies with market capitalizations that fall within the range of companies in the Russell Midcap® Value Index. The Fund may invest up to 10% of its net assets in real estate investment trusts. The Fund also may invest in foreign equity securities, U.S. preferred stocks, U.S. convertible securities, and small-capitalization equity securities.

Performance

The Vantagepoint Select Value Fund’s Investor Shares gained 34.65% in 2013. The Fund’s market benchmark, the Russell Midcap Value Index, gained 33.46%, while the Fund’s peer group, the Morningstar Mid-Cap Value Funds Average, a group of mutual funds with similar investment objectives, gained 35.14%.

On an absolute basis, the Fund’s positive performance reflected the generally positive returns for mid-capitalization stocks in the U.S. equity market in 2013. This positive performance resulted from returns in all sectors in which the Fund had holdings and particularly from performance in the Financials, Industrials, and Information Technology sectors.

Relative to its market benchmark, the Fund’s outperformance primarily resulted from the performance of holdings in the Financials and Industrials sectors and an underweight allocation to the Utilities sector, which was the weakest performing sector in the market benchmark.

The Fund’s underperformance relative to its peer group primarily reflected returns from the Fund’s holdings in the Financials, Utilities, and Information Technology sectors. While performance from the Fund’s holdings in these sectors was positive, and in some cases better than the market benchmark performance in these sectors, the peer benchmark performance in these sectors was higher. The Fund’s underperformance relative to its benchmark was partially offset by favorable returns from holdings in the Consumer Staples sector.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Artisan Partners Limited Partnership

Investment Style:	Contrarian value

Systematic Financial Management, L.P.

Investment Style:	Relative value

WEDGE Capital Management, L.L.P.

Investment Style:	Concentrated traditional value

Vantagepoint Select Value Fund

Sector Allocation as of December 31, 2013 (% of Total Investments)

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Select Value Fund—Investor Shares vs. Russell Midcap Value Index

Growth of $10,000 Invested October 30, 2007*

Source for Benchmark Returns: Morningstar®

Vantagepoint Select Value Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR SHARES	T SHARES
One Year	34.65%	34.96%
Three Years	16.15%	16.24%
Five Years	20.90%	20.96%
Since Inception	7.97%	8.01%
Class Inception Date	October 30, 2007	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Russell Midcap Value Index, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Aggressive Opportunities Fund

The Vantagepoint Aggressive Opportunities Fund’s investment objective is to offer high long-term capital appreciation. The Fund invests, under normal circumstances, primarily in common stocks of small- to mid-capitalization U.S. and foreign companies. One or more of the Fund’s subadvisers employing an “actively-managed” strategy seeks to select common stocks it believes offer the opportunity for high capital appreciation. In addition, a portion of the Fund invests in (or obtains exposure to) stocks included in a custom version of the Russell Midcap® Growth Index, following an indexed or “passively managed” approach to investing. The range of stocks in which the Fund normally invests is expected to be that of the Russell Midcap® Index. The Fund also may invest in foreign equity securities (including those of issuers located in emerging market countries), U.S. preferred stock, and U.S. and foreign convertible securities.

The Fund’s subadvisers may use futures and options to manage risk or to obtain or adjust investment exposure. The Fund’s subadvisers also may manage foreign currency risks by using forward currency contracts. Investments in derivatives are limited to 10% of the Fund’s net assets but normally will not exceed 5% of the Fund’s net assets.

Performance

The Vantagepoint Aggressive Opportunities Fund’s Investor Shares gained 38.53% in 2013. The Fund’s market benchmark, the Russell Midcap Growth Index, gained 35.74%, while its peer group, the Morningstar Mid-Cap Growth Funds Average, a group of mutual funds with similar investment objectives, gained 34.93%.

On an absolute basis, the Fund’s performance reflected the generally positive returns for mid- and small- capitalization stocks in the U.S. equity market in 2013. This positive performance resulted from returns in all sectors in which the Fund had holdings and particularly from performance in the Consumer Discretionary, Industrials, and Information Technology sectors.

The Fund’s outperformance relative to its market benchmark primarily resulted from the performance of holdings in the Information Technology, Industrials, and Financials sectors.

The Fund’s outperformance relative to its peer group primarily reflected returns from holdings in the Industrials, Consumer Staples, and Consumer Discretionary sectors.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Southeastern Asset Management, Inc.

Investment Style:	Special situations

SSgA Funds Management, Inc.

Investment Style:	Passive indexing

TimesSquare Capital Management, LLC

Investment Style:	Growth opportunities

Wells Capital Management Inc.

Investment Style:	Fundamental small and medium capitalization growth equity

Vantagepoint Aggressive Opportunities Fund

Sector Allocation as of December 31, 2013 (% of Total Investments)

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Aggressive Opportunities Fund—Investor Shares vs. Russell Midcap Growth Index

Growth of $10,000 Invested December 31, 2003*

Source for Benchmark Returns: Morningstar®

Vantagepoint Aggressive Opportunities Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR SHARES	T SHARES
One Year	38.53%	38.78%
Three Years	12.73%	12.80%
Five Years	20.83%	20.88%
Ten Years	9.04%	9.06%
Class Inception Date	October 1, 1994	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Russell Midcap Growth Index, measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Discovery Fund

The Vantagepoint Discovery Fund’s investment objective is to offer long-term capital growth. The Fund invests, under normal circumstances, primarily in a combination of common stocks of U.S. small capitalization companies, Russell 2000® Index futures contracts, and U.S. and foreign fixed income securities. The Fund’s subadvisers select stocks that they believe have above average potential for growth and that generally have market capitalizations that fall within the range of companies in the Russell 2000® Index. The Fund’s U.S. and foreign fixed income securities (1) are held, in part, as collateral in conjunction with the Fund’s use of futures contracts; (2) may include: government and agency securities, corporate bonds, mortgage-backed securities, asset-backed securities, and municipal securities; and (3) at all times have a portfolio effective duration no greater than three years. Effective duration is a measure of the expected change in value of a fixed income security for a given change in interest rates, and takes into account that expected cash flows will fluctuate as interest rates change. The Fund also may invest in foreign equity securities (including those of issuers located in emerging market countries), U.S. preferred stock, and U.S. and foreign convertible securities. The Fund’s fixed income securities are generally investment grade securities (i.e., securities rated within the four highest grades by a major ratings agency or unrated securities that the Fund’s subadvisers determine are of comparable quality). In addition to Russell 2000 Index futures contracts, the Fund’s subadvisers may use futures, options, and swap agreements to manage risk, or to obtain or adjust investment exposure. The Fund’s subadvisers also may use forward currency contracts to obtain or adjust investment exposure or to manage foreign currency risks. The Fund’s investments in derivative instruments are limited to 15% of the Fund’s net assets.

Performance

The Vantagepoint Discovery Fund’s Investor Shares gained 39.34% in 2013. The Fund’s market benchmark, the Russell 2000 Index, gained 38.82%, while its peer group, the Morningstar Small Blend Funds Average, a group of mutual funds with similar investment objectives, gained 37.39%.

On an absolute basis, the Fund’s performance primarily reflected the generally positive returns for small-capitalization stocks and futures on those stocks in the U.S. equity market in 2013. The positive return for the Fund primarily resulted from the performance of holdings in the Consumer Discretionary, Industrials, and Information Technology sectors. The Fund’s fixed income securities, held in conjunction with the Russell 2000 Index futures contracts, generated positive returns.

The Fund’s outperformance relative to its market benchmark primarily resulted from the performance of holdings in the Consumer Discretionary and Industrial sectors.

The Fund’s outperformance relative to its peer group primarily reflected returns from holdings in the Information Technology, Consumer Discretionary, and Industrials sectors.

The Fund used derivative instruments during the year. Consistent with the Fund’s principal investment strategy, the Fund invested in Russell 2000 Index futures to seek to gain market exposure to U.S. small-capitalization stocks. The use of Russell 2000 Index futures had a material positive impact on Fund performance. In conjunction with the fixed income securities associated with the Russell 2000 Index futures contracts, the Fund used bond futures during the year to seek to manage interest rate risk and to seek to obtain investment exposure based on the Fund subadvisers’ views on interest rates and yield curves. These bond futures did not have a material impact on the Fund’s performance. The Fund used forward currency contracts to manage foreign currency risk associated with the Fund’s foreign bond exposure. The use of forward currency contracts reduced the volatility of returns to the Fund throughout the year but did not have a material impact on the Fund’s return.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Payden & Rygel

Investment Style:	Enhanced index

Wellington Management Company, LLP

Investment Style:	Diversified small-blend

Vantagepoint Discovery Fund Asset Class Exposure

as of December 31, 2013* (% of Net Assets)

*	For the Vantagepoint Discovery Fund, portfolio exposures represent the market value of physical securities and a measurement of exposure through the derivative instruments held by the Fund as a percentage of the Fund’s net assets. For the purpose of displaying this allocation information, exposure through derivatives is measured based on the value of the underlying assets, rate or index represented by the derivative. This measurement is different from the valuation used for the purposes of calculating the Fund’s net asset value, is intended to reflect the “economic exposure” of the derivative, and results in a total percentage in the chart that exceeds 100%.

Vantagepoint Discovery Fund

Fixed Income Sector Allocation as of December 31, 2013* (% of Net Assets excluding Equities)

*	The Fixed Income Sector Allocation reflected in this pie chart was calculated using the actual fixed income securities held by the Fund. This pie chart represents the portion of the Fund classified as Bonds in the Asset Class Exposure Table. The primary source of fixed income sector classification is BondEdge. Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Discovery Fund

Equity Sector Allocation as of December 31, 2013* (% of Total Investments excluding Bonds and Cash/Cash Equivalents)

*	The Equity Sector Allocation reflected in this pie chart was calculated using the actual equity securities held by the Fund and blending them with the sectors represented in the Russell 2000 Index futures held by this Fund. This pie chart represents the portion of the Fund classified as Stocks in the Asset Class Exposure Table.

The primary source of equity sector classification is FactSet. Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Discovery Fund—Investor Shares vs. Russell 2000 Index

Growth of $10,000 Invested October 30, 2007*

Source for Benchmark Returns: Morningstar®

Vantagepoint Discovery Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR SHARES	T SHARES
One Year	39.34%	39.58%
Three Years	14.81%	14.88%
Five Years	21.60%	21.64%
Since Inception	7.12%	7.14%
Class Inception Date	October 30, 2007	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Russell 2000 Index, measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index, and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint International Fund

The Vantagepoint International Fund’s investment objective is to offer long-term capital growth and diversification by country. The Fund invests primarily in the common stocks of companies headquartered outside of the United States. Under normal circumstances, the Fund invests at least 80% of its net assets in foreign equity securities, including those of issuers located in emerging market countries. Strategies used by the Fund’s subadvisers include: 1) investing in equity securities believed to have above average potential for growth across multiple capitalization sizes; and 2) investing in equity securities believed to be priced below fair market value at the time of purchase. The Fund also may invest in U.S. or foreign fixed income securities, U.S. equity securities, and U.S. or foreign convertible securities.

The Fund’s subadvisers may use futures and options to manage risk or to obtain or adjust investment exposure. The Fund’s subadvisers also may use forward currency contracts to obtain or adjust investment exposure or to manage foreign currency risks. Investments in derivatives are limited to 10% of the Fund’s net assets but normally will not exceed 5% of the Fund’s net assets.

Performance

The Vantagepoint International Fund’s Investor Shares gained 17.43% in 2013. The Fund’s market benchmark, the MSCI Europe Australasia and Far East (EAFE) Index (Net), gained 22.78%, while its peer group, the Morningstar Foreign Large Blend Funds Average, a group of mutual funds with similar investment objectives, gained 19.44%.

On an absolute basis, the Fund’s return reflected the generally positive returns to U.S. investors from stocks of companies in developed foreign countries. The Fund experienced gains in all geographic regions with the exception of the emerging markets. The positive return for the Fund primarily resulted from the performance of holdings in continental Europe, the U.K, and Japan, with returns to U.S. investors in Japan reduced by the currency effect of a weakened yen.

The Fund’s underperformance relative to its market benchmark primarily resulted from an overweight allocation to emerging markets, which underperformed developed markets. This underperformance was partially offset by returns from holdings in the U.K. and an underweight allocation to Asia excluding Japan.

The Fund’s underperformance relative to its peer group primarily reflected the Fund’s performance in the emerging market countries, which was partially offset by outperformance in Japan and from holdings in the U.K.

The Fund used forward foreign currency contracts during the year to manage foreign currency risk, which served to reduce the impact of foreign currency fluctuations on U.S. dollar returns and, to obtain or adjust investment exposure to foreign currencies to facilitate the trading of the foreign securities in which the Fund is invested. The use of foreign currency contracts did not have a material impact on the Fund’s return.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Artisan Partners Limited Partnership

Investment Style:	International growth opportunities

GlobeFlex Capital, LP

Investment Style:	Diversified all-cap

Mondrian Investment Partners Limited

Investment Style:	Value-oriented international

Walter Scott & Partners Limited

Investment Style:	Emerging Markets
Concentrated Growth

Vantagepoint International Fund

Country Allocation as of December 31, 2013 (% of Net Assets)

*Other represents countries with under a 2.0% individual weighting.

The primary source of country allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint International Fund—Investor Shares vs. MSCI EAFE Index (Net)

Growth of $10,000 Invested December 31, 2003*

Source for Benchmark Returns: Morningstar®

Vantagepoint International Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR SHARES	T SHARES
One Year	17.43%	17.77%
Three Years	8.38%	8.49%
Five Years	12.23%	12.30%
Ten Years	6.59%	6.63%
Class Inception Date	October 1, 1994	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor Shares (the Fund’s outstanding shares were renamed “Investor Shares” on March 1, 2013). In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the MSCI Europe Australasia Far East (EAFE) Index (Net), is a free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the index.

Vantagepoint Diversifying Strategies Fund*

The Vantagepoint Diversifying Strategies Fund’s investment objective is to offer long-term capital growth. The Fund employs multiple investment strategies to seek long-term growth of capital, with lower volatility over time than that of stocks in general and a risk/return profile different from that of traditional asset classes, such as stocks and fixed income securities (i.e., a “low correlation” to such asset classes).* In combination, the Fund’s investment strategies seek to provide investment exposure to U.S. and foreign stocks, fixed income securities, convertible securities, and foreign currencies through direct investments or through the use of derivative instruments. The Fund employed three strategies in 2013 — a global tactical asset allocation strategy, a low duration-plus fixed income strategy, and a convertible securities strategy. The Fund’s assets allocated to the global tactical asset allocation strategy are invested in derivative instruments that provide investment exposure to fixed income securities, and currencies and equity securities issued by issuers located in any part of the world, including emerging market countries. The Fund’s assets allocated to the low duration-plus fixed income strategy are invested in core short and intermediate maturity U.S. and foreign fixed income securities that combined generally have a portfolio effective duration of no greater than three years. Effective duration is a measure of the expected change in value of a fixed income security for a given change in interest rates, and takes into account that expected cash flows will fluctuate as interest rates change. The Fund’s assets allocated to the convertible securities strategy are invested in U.S. and foreign convertible securities (which may include securities of issuers located in emerging market countries), and also may be invested in a combination of either convertible or non-convertible bonds, and common stocks or equity options, to seek to replicate the investment exposure of convertible securities or to seek to manage risk. In addition, the Fund’s assets allocated to this strategy may also be invested in non-convertible bonds, common stocks as well as restricted securities.

The Fund uses derivative instruments, including futures and options, swap agreements, and forward currency contracts to achieve desired investment exposure, enhance portfolio efficiency, or manage risk. Trading in derivative instruments is used as an alternative to, or in conjunction with, buying, selling, and holding stocks and fixed income securities. The Fund may take both long and short positions in derivatives. The market value of the Fund’s net assets held in short positions in derivative instruments is not expected to exceed 25% of the market value of the Fund’s net assets. Normally, on average and over the long term, this percentage is expected to be between 0% and 10%. The Fund’s investments in credit default swaps, if any, will be less than 5% of the Fund’s net assets.

Performance

The Vantagepoint Diversifying Strategies Fund gained 5.81% during 2013. The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index, lost 1.02%. The Fund’s custom benchmark, which is comprised of 50% S&P 500 Index and 50% Barclays U.S. Intermediate Aggregate Bond Index, gained 14.31%.

On an absolute basis, the Fund’s positive performance in 2013 resulted from positive returns from each of the Fund’s strategies, with the convertible securities strategy providing double-digit returns. The low duration-plus fixed income strategy and the global tactical asset allocation strategy each provided single-digit results.

Relative to its market benchmark, the Fund’s outperformance resulted from each of the three strategies producing positive returns, while the market benchmark return was negative. This outperformance primarily reflected returns of the convertible securities strategy. The global tactical asset allocation strategy benefitted from asset class tilts between stocks and fixed income securities. The low duration-plus fixed income strategy outperformance reflected the strength of its high yield (“junk bond”) holdings. Additionally, the Fund’s performance benefitted from a shorter duration than the market benchmark in an environment where shorter duration strategies produced higher returns.

The Fund’s underperformance relative to its custom benchmark resulted from each underlying strategy trailing the custom benchmark as the fixed income holdings within each strategy underperformed the equity component of the custom benchmark. The Fund used derivatives in 2013, primarily in executing its global tactical asset allocation strategy. The Fund used exchange-traded interest rate futures and options on interest rate futures to take long and short positions in U.S. and foreign government fixed income securities. It also used exchange-traded equity futures and, to a lesser extent, over-the-

*	On February 4, 2014, the Fund changed its principal investment strategies to include a revised convertible securities strategy and the replacement of Calamos Advisors LLC with Oaktree Capital Management, L.P. to manage that strategy. Please see the prospectus dated May 1, 2013 as revised February 4, 2014 for additional information.

counter options to gain long and short exposure to global equity markets. Additionally, the Fund utilized forward currency contracts to gain or alter exposure to currencies. In combination, the Fund used derivatives positions to seek to gain or adjust exposure and to provide efficiency in implementing the Fund’s strategy. Taken together, the Fund’s use of derivatives did not have a material impact on the Fund’s performance.

VIA uses more than one subadviser to manage the Fund’s assets. This multi-management strategy seeks to improve consistency of returns over time by eliminating reliance on the results of a single subadviser. The Fund’s subadvisers are as follows:

Subadviser Data

Calamos Advisors LLC

Investment Style:	Global convertible securities

Mellon Capital Management Corporation

Investment Style:	Global tactical asset allocation

Payden & Rygel

Investment Style:	Low duration-plus fixed income
Enhanced cash management

Shenkman Capital Management, Inc.

Investment Style:	Convertible securities

Vantagepoint Diversifying Strategies Fund Asset Class Exposure

as of December 31, 2013* (% of Net Assets)

*	The Fund’s investments in convertible preferred stocks are categorized as stocks and the Fund’s investments in convertible bonds are categorized as bonds in the above chart. These convertible securities may consist of direct holdings of such securities or exposures to such securities obtained through the use of derivative instruments. Portfolio exposures represent the market value of physical securities and a measurement of exposure to asset classes through the derivative instruments held by the fund as a percentage of the fund’s net assets. For the purpose of displaying this allocation information, exposure through derivatives is measured based on the value of the underlying assets, rate, or index represented by the derivative. This measurement is different from the valuation used for the purposes of calculating the fund’s net asset value, is intended to reflect the “economic exposure” of the derivative, and results in a total percentage reflected in the chart that exceeds 100%. In its use of derivative instruments, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies) and short positions (the values of which move in the opposite direction as the prices of the underlying investments, pools of investments, indexes or currencies). These long and short positions are reflected above.

Vantagepoint Diversifying Strategies Fund vs. Barclays U.S. Intermediate Aggregate Bond Index and Custom Benchmark | Growth of $10,000 Invested October 30, 2007*

Source for Benchmark Returns: Morningstar®

Vantagepoint Diversifying Strategies Fund

Average Annual Total Returns for the periods ended December 31, 2013*

T SHARES
One Year	5.81%
Three Years	3.12%
Five Years	4.20%
Since Inception	2.21%
Class Inception Date	October 30, 2007

*	Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index, consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. The Fund’s custom benchmark is comprised of 50% Barclays Capital U.S. Intermediate Aggregate Bond Index and 50% S&P 500 Index, which consists of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. The Fund’s portfolio may differ significantly from the securities in the indexes.

Vantagepoint Index Funds

The Vantagepoint Index Funds follow an indexed or “passively managed” approach to investing. The Index Funds invest in securities that are selected to try to approximate the investment characteristics and performance of their respective benchmarks. Because it can be very expensive to buy and sell all of the securities in a target benchmark, the Core Bond Index Fund and Broad Market Index Fund employ sampling techniques to approximate benchmark characteristics, such as capitalization and industry weightings, using fewer securities than are contained in the benchmark. Therefore, the performance of the Core Bond Index Fund and Broad Market Index Fund versus their respective benchmarks may deviate more than that of funds investing in all of the securities contained in the benchmark.

1.	The Vantagepoint Core Bond Index Fund’s investment objective is to offer current income by approximating the performance of the Barclays U.S. Aggregate Bond Index.

2.	The Vantagepoint 500 Stock Index Fund’s investment objective is to offer long-term capital growth by approximating the performance of the S&P 500 Index.

3.	The Vantagepoint Broad Market Index Fund’s investment objective is to offer long-term capital growth by approximating the performance of the Russell 3000® Index. On May 1, 2013, the Fund changed its investment objective index and market benchmark from the Wilshire 5000 Total Market Index to the Russell 3000® Index.

4.	The Vantagepoint Mid/Small Company Index Fund’s investment objective is to offer long-term capital growth by approximating the performance of the Russell 2500™ Index. On May 1, 2013, the Fund changed its investment objective index and market benchmark from the Wilshire 4500 Completion Index to the Russell 2500™ Index.

5.	The Vantagepoint Overseas Equity Index Fund’s investment objective is to offer long-term capital growth and diversification by approximating the performance of the MSCI Europe Australasia Far East (EAFE) Index (Net).

Performance

Performance of the Index Funds will differ from the underlying indexes for several reasons. First, fund fees and expenses reduce Fund performance, while the indexes themselves bear no management fees, transaction costs or other expenses. Second, due to sampling techniques used by the Core Bond Fund and Broad Market Fund, there will be additional tracking differences error, which may impact Fund performance positively or negatively. Third, changes to the indexes, such as additions or deletions in the securities contained in an index and the timing of the rebalancing, can cause tracking error which may impact the Fund’s performance positively or negatively as compared to its benchmark index. Fourth, the timing of cash flows into and out of a Fund will affect its ability to precisely track its underlying index. Fifth, there may be pricing differences if the underlying index and the Fund use different pricing sources. This is more common in the Overseas Equity Index Fund and the Core Bond Index Fund.

The Vantagepoint Core Bond Index Fund lost 2.62% (Class I shares) and 2.38% (Class II shares). The Fund’s market benchmark, the Barclays U.S. Aggregate Bond Index, lost 2.02%.

The Vantagepoint 500 Stock Index Fund gained 31.78% (Class I shares) and 32.23% (Class II shares). The Fund’s market benchmark, the S&P 500 Index, gained 32.39%.

The Vantagepoint Broad Market Index Fund gained 33.04% (Class I shares) and 33.36% (Class II shares). The Fund’s market benchmark, the Russell 3000® Index, gained 33.55%1.

The Vantagepoint Mid/Small Company Index Fund gained 37.19% (Class I shares) and 37.42% (Class II shares). The Fund’s market benchmark, the Russell 2500™ Index, gained 36.80%2.

The Vantagepoint Overseas Equity Index Fund gained 21.35% (Class I shares) and 21.68% (Class II shares). The Fund’s market benchmark, the MSCI EAFE Index (Net), gained 22.78%.

The 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund, and Overseas Equity Index Fund used futures to obtain or adjust investment exposure to equity issues when it was believed that using futures would be more efficient or cost effective than trading in the securities directly. The Overseas Equity Fund also used forward currency contracts to manage foreign currency risk associated with the Fund’s foreign equity exposure. The use of forward currency contracts reduced the Fund’s foreign currency risk exposure throughout the year.

The Index Funds’ subadviser is Mellon Capital Management Corporation.

[1]	Prior to May 1, 2013, the Fund compared its performance to the Wilshire 5000 Total Market Index, an unmanaged index that consists of all U.S. equity securities with readily available price data (which includes common stocks, interests in real estate investment trusts and limited partnership interests of U.S. companies, that have their primary market listing in the U.S.) and is calculated using a float-adjusted market capitalization weighting. The float-adjusted methodology adjusts an individual stock’s market capitalization to account for (by excluding) shares that may be restricted or otherwise unavailable for purchase. This change was made because the Fund’s adviser believed that tracking error would be improved.
[2]	Prior to May 1, 2013 the Fund compared it performance to the Wilshire 4500 Completion Index an unmanaged index that consists of all U.S. equity securities included in the Wilshire 5000 Total Market Index, excluding the companies in the S&P 500 Index. As such, it consists of small- and mid-capitalization U.S. equity securities. It is calculated using a float adjusted market capitalization weighting, which adjusts an individual stock’s market capitalization to account for (by excluding) shares that may be restricted or otherwise unavailable for purchase. This change was made because the Fund’s adviser believed that tracking error would be improved.

Subadviser Data

Mellon Capital Management Corporation

Investment Style:	Indexing

Vantagepoint Core Bond Index Fund

Sector Allocation as of December 31, 2013 (% of Net Assets)

The primary source of sector allocation classification is BondEdge. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Core Bond Index Fund—Class I Shares vs. Barclays U.S. Aggregate Bond Index

Growth of $10,000 Invested December 31, 2003*

Source for Benchmark Returns: Morningstar®

Vantagepoint Core Bond Index Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	T SHARES	CLASS I SHARES	CLASS II SHARES
One Year	–2.38%	–2.62%	–2.38%
Three Years	2.86%	2.78%	2.97%
Five Years	4.05%	3.99%	4.20%
Ten Years	4.12%	4.09%	4.30%
Class Inception Date	March 1, 2013	June 2, 1997	April 5, 1999

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Class I and Class II Shares. In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Class I Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays U.S. Aggregate Bond Index, consists of investment-grade U.S. fixed income securities. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. Securities held by the Fund may differ from those in the index.

Vantagepoint 500 Stock Index Fund

Sector Allocation as of December 31, 2013 (% of Total Investments)

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint 500 Stock Index Fund—Class I Shares vs. S&P 500 Index

Growth of $10,000 Invested December 31, 2003*

Source for Benchmark Returns: Morningstar®

Vantagepoint 500 Stock Index Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	T SHARES	CLASS I SHARES	CLASS II SHARES
One Year	32.09%	31.78%	32.23%
Three Years	15.82%	15.72%	15.99%
Five Years	17.55%	17.50%	17.75%
Ten Years	7.00%	6.97%	7.18%
Class Inception Date	March 1, 2013	June 2, 1997	April 5, 1999

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Class I and Class II Shares. In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Class I Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, consists of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Broad Market Index Fund

Sector Allocation as of December 31, 2013 (% of Total Investments)

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Broad Market Index Fund—Class I Shares vs. Russell 3000 Index and Wilshire 5000 Total Market Index | Growth of $10,000 Invested December 31, 2003*

Source for Benchmark Returns: Morningstar®

Vantagepoint Broad Market Index Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	T SHARES	CLASS I SHARES	CLASS II SHARES
One Year	33.39%	33.04%	33.36%
Three Years	15.87%	15.77%	16.01%
Five Years	18.36%	18.30%	18.55%
Ten Years	7.73%	7.70%	7.92%
Class Inception Date	March 1, 2013	October 1, 1994	April 5, 1999

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Class I and Class II Shares. In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Class I Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

On May 1, 2013, the Fund changed its market benchmark index from the Wilshire 5000 Total Market Index to the Russell 3000® Index which includes, and measures the performance of, the largest 3,000 U.S. publicly traded companies based on market capitalization, representing a substantial portion of the investable U.S. equity market. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. Securities held by the Fund may differ from those in the index.

Vantagepoint Mid/Small Company Index Fund

Sector Allocation as of December 31, 2013 (% of Total Investments)

The primary source of sector allocation classification is FactSet. Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Mid/Small Company Index Fund—Class I Shares vs. Russell 2500 Index and Wilshire 4500 Completion Index | Growth of $10,000 Invested December 31, 2003*

Source for Benchmark Returns: Morningstar®

Vantagepoint Mid/Small Company Index Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	T SHARES	CLASS I SHARES	CLASS II SHARES
One Year	37.49%	37.19%	37.42%
Three Years	15.92%	15.83%	16.07%
Five Years	22.10%	22.04%	22.29%
Ten Years	10.03%	10.00%	10.22%
Class Inception Date	March 1, 2013	June 2, 1997	April 5, 1999

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Class I and Class II Shares. In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Class I Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

On May 1, 2013, the Fund changed its market benchmark index from the Wilshire 4500 Completion Index to the Russell 2500™ Index which measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index, and includes approximately 2,500 of the smallest securities in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Overseas Equity Index Fund

Country Allocation as of December 31, 2013 (% of Net Assets)

*Other represents countries with under a 2.0% individual weighting.

The primary source of country allocation classification is FactSet. Due to rounding, pie chart allocations may not equal 100%.

Vantagepoint Overseas Equity Index Fund—Class I Shares vs. MSCI EAFE Index (Net)

Growth of $10,000 Invested December 31, 2003*

Source for Benchmark Returns: Morningstar®

Vantagepoint Overseas Equity Index Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	T SHARES	CLASS I SHARES	CLASS II SHARES
One Year	21.68%	21.35%	21.68%
Three Years	8.09%	7.99%	8.22%
Five Years	11.77%	11.71%	11.93%
Ten Years	6.53%	6.50%	6.74%
Class Inception Date	March 1, 2013	June 2, 1997	April 5, 1999

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Class I and Class II Shares. In the table, performance information for T Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Class I Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by T Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the MSCI Europe Australasia Far East (EAFE) Index (Net), is a free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading.

Vantagepoint Model Portfolio Conservative Growth Fund

The Vantagepoint Model Portfolio Conservative Growth Fund’s investment objective is to offer reasonable current income and capital preservation, with modest potential for capital growth. The Fund invests in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”)1 to seek to obtain exposure to approximately 41% fixed income investments, 40% equity investments, and 19% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (a “multi-strategy” Fund). The Fund’s investment strategy is implemented by investing in the following funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Low Duration Bond Fund	14%–24%
Core Bond Index Fund	7%–17%
Inflation Protected Securities Fund	5%–15%
EQUITY
Equity Income Fund	6%–16%
Growth & Income Fund	4%–14%
Growth Fund	1%–11%
Select Value Fund	0%–8%
Aggressive Opportunities Fund	0%–8%
International Fund	2%–12%
Third Party Emerging Markets ETF	0%–5%
MULTI-STRATEGY
Diversifying Strategies Fund	17%–21%

Performance2

The Vantagepoint Model Portfolio Conservative Growth Fund’s Investor M Shares gained 11.03% in 2013. The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index (“Barclays Index”), lost 1.02%, while the Fund’s peer group, the Morningstar Conservative Allocation Funds Average, a group of mutual funds with similar investment objectives, gained 7.23%. The Fund’s custom benchmark gained 11.38%. The Fund’s custom benchmark is composed of the Barclays Index and the S&P 500 Index, in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

The Model Portfolio Conservative Growth Fund’s performance reflected the generally positive returns of the U.S. and developed foreign equity markets in 2013 and the generally negative returns of fixed income markets and emerging market equities. The positive performance primarily resulted from allocations to the underlying equity funds. Six of the seven underlying equity funds produced positive results, with returns ranging between 38.78% for the Aggressive Opportunities Fund and 17.77% for the International Fund. The seventh underlying equity fund, the emerging markets ETF, lost 3.74% in the period since it was added to the Fund on May 1, 2013. The Fund’s three underlying fixed income funds produced mixed results, as the Low Duration Bond Fund gained 0.96%, while the Core Bond Index Fund lost 2.38% and Inflation Protected Securities Fund decreased 8.81%. The Diversifying Strategies Fund gained 5.81%. Please refer to each underlying Vantagepoint Fund’s commentary within this report for more information.

[1]	On May 1, 2013, exposure to emerging market stocks through a third party ETF was added to the Fund.
[2]	As of March 1, 2013, the Fund began investing in “T Shares” of the underlying Vantagepoint Funds. Prior to March 1, 2013, the Fund invested in the Investor Shares of each underlying actively managed Vantagepoint Fund and the Class I Shares of Vantagepoint Index Funds. The underlying Vantagepoint Funds’ performance noted above reflects the returns for the T Shares from their inception date, March 1, 2013, through December 31, 2013. Prior to March 1, 2013, performance of the underlying funds is based on the Investor Shares of the actively managed Vantagepoint Funds, and the Class I Shares of the Vantagepoint Index Funds. As a result, performance of the underlying Vantagepoint Funds shown may vary from the returns discussed in their commentaries elsewhere within this report.

The Fund’s outperformance relative to its fixed income market benchmark primarily resulted from its allocation to the underlying equity funds, with the exception of the emerging market ETF, as these underlying funds outperformed the market benchmark. Performance also benefitted from returns in the underlying Diversifying Strategies Fund and Low Duration Bond Fund.

The Fund’s outperformance relative to its peer group primarily resulted from an overweight allocation to equity funds, which generally outperformed fixed income funds. Additionally, an overweight allocation to growth-style equity securities in the underlying equity funds, which generally outperformed value-style equity securities, benefitted performance. The Fund’s shorter duration exposure resulting from the underlying fixed income funds added to performance, as shorter duration funds generally outperformed longer duration funds.

The Fund’s underperformance relative to its custom benchmark primarily resulted from overweight allocations to the underlying foreign equity funds, which generally underperformed U.S. equity funds. The Fund’s allocations to the Equity Income Fund, International Fund, emerging markets ETF, Inflation Protected Securities Fund, and Core Bond Index Fund underperformed their respective broad market index in the Fund’s custom benchmark. The Fund’s allocations to the Low Duration Bond Fund, Diversifying Strategies Fund, Growth & Income Fund, Growth Fund, Select Value Fund, and Aggressive Opportunities Fund partially offset this underperformance as these underlying funds outperformed their respective broad market index in the Fund’s custom benchmark.

Vantagepoint Model Portfolio Conservative Growth Fund

Underlying Fund Allocation as of December 31, 2013 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Model Portfolio Conservative Growth Fund—Investor M Shares vs. Barclays U.S. Intermediate

Aggregate Bond Index and Custom Benchmark | Growth of $10,000 Invested December 31, 2003*

Source for Benchmark Returns: Morningstar®

Vantagepoint Model Portfolio Conservative Growth Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR M SHARES	TM SHARES
One Year	11.03%	11.25%
Three Years	6.93%	7.00%
Five Years	9.49%	9.53%
Ten Years	5.25%	5.27%
Class Inception Date	April 1, 1996	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index), consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. The custom benchmark is composed of the Barclays Index and S&P 500 Index in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged, and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Model Portfolio Traditional Growth Fund

The Vantagepoint Model Portfolio Traditional Growth Fund’s investment objective is to offer moderate capital growth and reasonable current income. The Fund invests in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”)1 to seek to obtain exposure to approximately 25% fixed income investments, 60% equity investments, and 15% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (a “multi-strategy” Fund). The Fund’s investment strategy is implemented by investing in the following funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Low Duration Bond Fund	3%–13%
Core Bond Index Fund	8%–18%
Inflation Protected Securities Fund	0%–9%
EQUITY
Equity Income Fund	7%–17%
Growth & Income Fund	7%–17%
Growth Fund	5%–15%
Select Value Fund	1%–11%
Aggressive Opportunities Fund	1%–11%
Discovery Fund	0%–8%
International Fund	6%–16%
Third Party Emerging Markets ETF	0%–5%
MULTI-STRATEGY
Diversifying Strategies Fund	13%–17%

Performance2

The Vantagepoint Model Portfolio Traditional Growth Fund’s Investor M Shares gained 17.74% in 2013. The Fund’s market benchmark, the S&P 500 Index, gained 32.39%, while the Fund’s peer group, the Morningstar Moderate Allocation Funds Average, a group of mutual funds with similar investment objectives, gained 16.48%. The Fund’s custom benchmark gained 18.05%. The Fund’s custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (“Barclays Index”), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

The Model Portfolio Traditional Growth Fund’s performance reflected the generally positive returns of the U.S. and developed foreign equity markets in 2013 and the generally negative returns of fixed income markets and emerging market equities. The positive performance primarily resulted from allocations to the underlying equity funds. Seven of the eight underlying equity funds produced positive results, with returns ranging between 39.58% for the Discovery Fund and 17.77% for the International Fund. The eighth underlying equity fund, the emerging markets ETF, lost 3.74% in the period since it was added to the Fund on May 1, 2013. The Fund’s three underlying fixed income funds produced mixed results, as the Low Duration Bond Fund gained 0.96%, while the Core Bond Index Fund lost 2.38% and Inflation Protected Securities Fund decreased 8.81%. The Diversifying Strategies Fund gained 5.81% in the year. Please refer to each underlying Vantagepoint Fund’s commentary within this report for more information.

[1]	On May 1, 2013, exposure to emerging market stocks through a third party ETF was added to the Fund.
[2]	As of March 1, 2013, the Fund began investing in “T Shares” of the underlying Vantagepoint Funds. Prior to March 1, 2013, the Fund invested in the Investor Shares of each underlying actively managed Vantagepoint Fund and the Class I Shares of Vantagepoint Index Funds. The underlying Vantagepoint Funds’ performance noted above reflects the returns for the T Shares from their inception date, March 1, 2013, through December 31, 2013. Prior to March 1, 2013, performance of the underlying funds is based on the Investor Shares of the actively managed Vantagepoint Funds, and the Class I Shares of the Vantagepoint Index Funds. As a result, performance of the underlying Vantagepoint Funds shown may vary from the returns discussed in their commentaries elsewhere within this report.

The Fund’s underperformance relative to its equity market benchmark primarily resulted from its allocation to the underlying fixed income funds, multi-strategy fund, and foreign equity funds, including the emerging markets ETF, as these underlying funds generally trailed the Fund’s market benchmark. Additionally, the Equity Income Fund trailed the market benchmark. Returns from the Fund’s underlying allocations to the Growth & Income Fund, Growth Fund, Select Value Fund, Aggressive Opportunities Fund, and Discovery Fund partially offset this underperformance, as these underlying funds outperformed the Fund’s market benchmark.

The Fund’s outperformance relative to its peer group primarily resulted from an overweight allocation to equity funds, which generally outperformed fixed income funds. Additionally, performance benefitted from an overweight allocation to growth-style equity securities in the underlying equity funds, which generally outperformed value-style equity securities, as well as a bias toward smaller-capitalization securities, which generally outperformed large-capitalization securities. The Funds shorter duration exposure resulting from the underlying fixed income funds added to performance, as shorter duration funds generally outperformed longer duration funds.

The Fund’s underperformance relative to its custom benchmark primarily resulted from an overweight allocation to the underlying foreign equity funds, which generally underperformed U.S. equity funds. The Fund’s allocations to the underlying Equity Income Fund, International Fund, emerging markets ETF, Inflation Protected Securities Fund, and Core Bond Index Fund underperformed their respective broad market index in the Fund’s custom benchmark. The Fund’s allocations to the Low Duration Bond Fund, Diversifying Strategies Fund, Growth & Income Fund, Growth Fund, Select Value Fund, Aggressive Opportunities Fund, and Discovery Fund partially offset this underperformance as these underlying funds outperformed their respective broad market index in the Fund’s custom benchmark.

Vantagepoint Model Portfolio Traditional Growth Fund

Underlying Fund Allocation as of December 31, 2013 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Model Portfolio Traditional Growth Fund—Investor M Shares vs. S&P 500 Index and Custom Benchmark

Growth of $10,000 Invested December 31, 2003*

Source for Benchmark Returns: Morningstar®

Vantagepoint Model Portfolio Traditional Growth Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR M SHARES	TM SHARES
One Year	17.74%	17.97%
Three Years	9.20%	9.26%
Five Years	12.31%	12.36%
Ten Years	6.05%	6.07%
Class Inception Date	April 1, 1996	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The Barclays Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Model Portfolio Long-Term Growth Fund

The Vantagepoint Model Portfolio Long-Term Growth Fund’s investment objective is to offer high long-term capital growth and modest current income. The Fund invests in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”)1 to seek to obtain exposure to approximately 13% fixed income investments, 75% equity investments, and 12% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (a “multi-strategy” Fund). The Fund’s investment strategy is implemented by investing in the following funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Core Bond Index Fund	8%–18%
EQUITY
Equity Income Fund	8%–18%
Growth & Income Fund	8%–18%
Growth Fund	7%–17%
Select Value Fund	4%–14%
Aggressive Opportunities Fund	4%–14%
Discovery Fund	0%–10%
International Fund	9%–19%
Third Party Emerging Markets ETF	0%–5%
MULTI-STRATEGY
Diversifying Strategies Fund	10%–14%

Performance2

The Vantagepoint Model Portfolio Long-Term Growth Fund’s Investor M Shares gained 22.55% in 2013. The Fund’s market benchmark, the S&P 500 Index, gained 32.39%, while the Fund’s peer group, the Morningstar Aggressive Allocation Funds Average, a group of mutual funds with similar investment objectives, gained 21.31%. The Fund’s custom benchmark gained 23.27%. The Fund’s custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (“Barclays Index”), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

The Model Portfolio Long-Term Growth Fund’s performance reflected the generally positive returns in the U.S. and developed foreign equity markets in 2013 and generally negative returns of fixed income markets and emerging market equities. The positive performance primarily resulted from allocations to the underlying equity funds. Seven of the eight underlying equity funds produced positive results, with returns ranging between 39.58% for the Discovery Fund and 17.77% for the International Fund. The eighth underlying equity fund, the emerging markets ETF, lost 3.74% in the period since it was added to the Fund on May 1, 2013. The Fund’s single underlying fixed income fund, the Core Bond Index Fund, lost 2.38%. The Diversifying Strategies Fund gained 5.81% in the year. Please refer to each underlying Vantagepoint Fund’s commentary within this report for more information.

The Fund’s underperformance relative to its equity market benchmark primarily resulted from its allocation to the Core Bond Index Fund, Diversifying Strategies Fund, and foreign equity funds, including the emerging markets ETF, as these underlying funds generally trailed the Fund’s market benchmark. Additionally, the Equity Income Fund trailed the benchmark. The Fund’s allocations to the Growth & Income Fund, Growth Fund, Select Value Fund, Aggressive Opportunities Fund, and Discovery Fund partially offset this underperformance, as these underlying funds outperformed the Fund’s market benchmark.

[1]	On May 1, 2013, exposure to emerging market stocks through a third party ETF was added to the Fund.
[2]	As of March 1, 2013, the Fund began investing in “T Shares” of the underlying Vantagepoint Funds. Prior to March 1, 2013, the Fund invested in the Investor Shares of each underlying actively managed Vantagepoint Fund and the Class I Shares of Vantagepoint Index Funds. The underlying Vantagepoint Funds’ performance noted above reflects the returns for the T Shares from their inception date, March 1, 2013, through December 31, 2013. Prior to March 1, 2013, performance of the underlying funds is based on the Investor Shares of the actively managed Vantagepoint Funds, and the Class I Shares of the Vantagepoint Index Funds. As a result, performance of the underlying Vantagepoint Funds shown may vary from the returns discussed in their commentaries elsewhere within this report.

The Fund’s outperformance relative to its peer group primarily resulted from an overweight allocation to growth-style equity securities in the underlying equity funds, which generally outperformed value-style equity securities, as well as a bias toward smaller-capitalization securities, which generally outperformed large-capitalization securities. The Fund’s shorter duration exposure resulting from the underlying fixed income fund added to relative performance as shorter duration funds generally outperformed longer duration funds.

The Fund’s underperformance relative to its custom benchmark primarily resulted from an overweight allocation to underlying foreign equity funds, which generally underperformed the U.S. equity funds. Additionally, returns from the underlying Core Bond Index Fund underperformed the Barclays Index portion of their custom benchmark. The Fund’s allocations to the Diversifying Strategies Fund and U.S. equity funds, with the exception of the Equity Income Fund, partially offset this underperformance, as these underlying funds outperformed their respective broad market index in the Fund’s custom benchmark.

Vantagepoint Model Portfolio Long-Term Growth Fund

Underlying Fund Allocation as of December 31, 2013 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Model Portfolio Long-Term Growth Fund—Investor M Shares vs. S&P 500 Index and Custom Benchmark | Growth of $10,000 Invested December 31, 2003*

Source for Benchmark Returns: Morningstar®

Vantagepoint Model Portfolio Long-Term Growth Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR M SHARES	TM SHARES
One Year	22.55%	22.83%
Three Years	10.70%	10.79%
Five Years	14.28%	14.33%
Ten Years	6.69%	6.71%
Class Inception Date	April 1, 1996	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The Barclays Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Model Portfolio All-Equity Growth Fund

The Vantagepoint Model Portfolio All-Equity Growth Fund’s investment objective is to offer high long-term capital growth. The Fund invests, under normal circumstances, 100% in equity funds by investing in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”)1 whose assets are invested, under normal circumstances, at least 80% in equity securities (common and preferred stock) or instruments that provide equity exposure. The Fund’s investment strategy is implemented by investing in the following funds at target allocations within the percentage ranges indicated:

EQUITY
Equity Income Fund	13%–23%
Growth & Income Fund	12%–22%
Growth Fund	12%–22%
Select Value Fund	5%–15%
Aggressive Opportunities Fund	5%–15%
Discovery Fund	4%–14%
International Fund	12%–22%
Third Party Emerging Markets ETF	0%–5%

Performance2

The Vantagepoint Model Portfolio All-Equity Growth Fund’s Investor M Shares gained 30.36% in 2013. The Fund’s market benchmark, the S&P 500 Index, gained 32.39%, while the Fund’s peer group, the Morningstar Large Blend Funds Average, a group of mutual funds with similar investment objectives, gained 31.50%. The Fund’s custom benchmark gained 30.54%. The Fund’s custom benchmark is composed of the S&P 500 Index and the MSCI EAFE Index (Net) (“MSCI-EAFE Index”), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

The Model Portfolio All-Equity Growth Fund’s performance reflected the generally positive returns of the U.S. and developed foreign equity markets in 2013. The positive performance was due to the positive returns from seven of the eight underlying equity funds, with performance ranging between 39.58% for the Discovery Fund and 17.77% for the International Fund. The eighth underlying equity fund, the emerging markets ETF, lost 3.74% in the period since it was added to the Fund on May 1, 2013. Please refer to each underlying Vantagepoint Fund’s commentary within this report for more information.

The Fund’s underperformance relative to its equity market benchmark primarily resulted from its allocation to foreign equity funds, both in developed and emerging equity markets, as these underlying funds generally trailed the Fund’s S&P 500 market benchmark, along with returns from the underlying Equity Income Fund. The Fund’s allocations to the Growth & Income Fund, Growth Fund, Select Value Fund, Aggressive Opportunities Fund, and Discovery Fund partially offset this underperformance, as these underlying funds outperformed the Fund’s market benchmark.

The Fund’s underperformance relative to its peer group was primarily due to an overweight allocation to the underlying foreign equity funds, which generally underperformed U.S. equity funds. An overweight allocation to smaller-capitalization securities, which generally outperformed large-capitalization securities, partially offset this underperformance.

[1]	On May 1, 2013, exposure to emerging market stocks through a third party ETF was added to the Fund.
[2]	As of March 1, 2013, the Fund began investing in “T Shares” of the underlying Vantagepoint Funds. Prior to March 1, 2013, the Fund invested in the Investor Shares of each underlying actively managed Vantagepoint Fund and the Class I Shares of Vantagepoint Index Funds. The underlying Vantagepoint Funds’ performance noted above reflects the returns for the T Shares from their inception date, March 1, 2013, through December 31, 2013. Prior to March 1, 2013, performance of the underlying funds is based on the Investor Shares of the actively managed Vantagepoint Funds, and the Class I Shares of the Vantagepoint Index Funds. As a result, performance of the underlying Vantagepoint Funds shown may vary from the returns discussed in their commentaries elsewhere within this report.

The Fund’s underperformance relative to its custom benchmark primarily resulted from the Fund’s overweight allocation to emerging market equities, which generally underperformed both developed foreign equity markets and the U.S. equity market. The Fund’s allocations to the underlying Equity Income Fund, International Fund, and emerging markets ETF underperformed their respective broad market index in the Fund’s custom benchmark. The Fund’s allocations to the Growth & Income Fund, Growth Fund, Select Value Fund, Aggressive Opportunities Fund, and Discovery Fund partially offset this underperformance as these underlying funds outperformed their broad market index.

Vantagepoint Model Portfolio All-Equity Growth Fund

Underlying Fund Allocation as of December 31, 2013 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Model Portfolio All-Equity Growth Fund—Investor M Shares vs. S&P 500 Index and Custom Benchmark | Growth of $10,000 Invested December 31, 2003*

Source for Benchmark Returns: Morningstar®

Vantagepoint Model Portfolio All-Equity Growth Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR M SHARES	TM SHARES
One Year	30.36%	30.64%
Three Years	13.13%	13.22%
Five Years	17.59%	17.64%
Ten Years	7.16%	7.19%
Class Inception Date	October 1, 2000	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the MSCI Europe Australasia Far East (EAFE) Index (Net) (the MSCI-EAFE Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The MSCI-EAFE Index is a free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone Retirement Income Fund

The Vantagepoint Milestone Retirement Income Fund’s objective is to seek to offer current income and opportunities for capital growth that have limited risk. The Fund’s principal investment strategy is to invest in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”)1 to seek to obtain exposure to approximately 55% fixed income investments, 25% equity investments, and 20% investments in asset classes and strategies that have historically exhibited a low correlation to traditional fixed income and equity investments (a “multi-strategy” Fund). The Fund’s investment strategy is implemented by investing in the following funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Low Duration Bond Fund	26%–36%
Core Bond Index Fund	4%–14%
Inflation Protected Securities Fund	10%–20%
EQUITY
Equity Income Fund	5%–15%
Growth & Income Fund	5%–15%
International Fund	0%–9%
Third Party Emerging Markets ETF	0%–5%
MULTI-STRATEGY
Diversifying Strategies Fund	15%–25%

Performance2

The Vantagepoint Milestone Retirement Income Fund’s Investor M Shares gained 6.14% in 2013. The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index (“Barclays Index”), lost 1.02%, while the Fund’s peer group, the Morningstar Retirement Income Funds Average, a group of mutual funds with similar investment objectives, gained 7.36%. The Fund’s custom benchmark gained 6.59%. The Fund’s custom benchmark is composed of the Barclays Index and the S&P 500 Index, in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

The Milestone Retirement Income Fund’s performance reflected the generally positive returns of the U.S. and developed foreign equity markets in 2013 and the generally negative returns of fixed income markets and emerging market equities. The positive performance primarily resulted from allocations to the underlying equity funds. The Growth & Income Fund gained 34.26%, Equity Income Fund returned 31.36%, and International Fund gained 17.77%. The Diversifying Strategies Fund gained 5.81%. The Fund’s three underlying fixed income funds produced mixed results, as the Low Duration Bond Fund gained 0.96%, while the Core Bond Index Fund lost 2.38% and Inflation Protected Securities Fund decreased 8.81%. The third party emerging markets ETF lost 3.74% in the period since it was added to the Fund on May 1, 2013. Please refer to each underlying Vantagepoint Fund’s commentary within this report for more information.

The Fund’s outperformance relative to its fixed income market benchmark primarily resulted from its allocation to the underlying equity funds, with the exception of the emerging market ETF, as these underlying funds outperformed the market benchmark. Performance also benefitted from returns in the underlying Diversifying Strategies Fund and Low Duration Bond Fund.

[1]	On May 1, 2013, exposure to emerging market stocks through a third party ETF was added to the Fund.
[2]	As of March 1, 2013, the Fund began investing in “T Shares” of the underlying Vantagepoint Funds. Prior to March 1, 2013, the Fund invested in the Investor Shares of each underlying actively managed Vantagepoint Fund and the Class I Shares of Vantagepoint Index Funds. The underlying Vantagepoint Funds’ performance noted above reflects the returns for the T Shares from their inception date, March 1, 2013, through December 31, 2013. Prior to March 1, 2013, performance of the underlying funds is based on the Investor Shares of the actively managed Vantagepoint Funds, and the Class I Shares of the Vantagepoint Index Funds. As a result, performance of the underlying Vantagepoint Funds shown may vary from the returns discussed in their commentaries elsewhere within this report.

The Fund’s underperformance relative to its peer group primarily resulted from an underweight allocation to equity funds, which generally outperformed fixed income securities. Additionally, a high quality focus in the underlying fixed income funds detracted from performance as lower quality securities generally outperformed higher quality securities. The Fund’s shorter duration exposure resulting from the underlying fixed income funds partially offset the underperformance as shorter duration funds generally outperformed longer duration funds.

The Fund’s underperformance relative to its custom benchmark primarily resulted from overweight allocations to the underlying foreign equity funds, which generally underperformed U.S. equities. An overweight allocation to growth-style equity securities in the underlying equity funds, which generally outperformed value-style equity securities, as well as a bias toward smaller-capitalization securities, which generally outperformed large-capitalization securities, partially offset this underperformance. The Fund’s allocations to the Equity Income Fund, International Fund, emerging markets ETF, Inflation Protected Securities Fund, and Core Bond Index Fund underperformed their respective broad market indexes in the Fund’s custom benchmark. The Fund’s allocations to the Low Duration Bond Fund, Diversifying Strategies Fund, and Growth & Income Fund, partially offset this underperformance as these underlying funds outperformed their respective broad market indexes in the Fund’s custom benchmark.

Vantagepoint Milestone Retirement Income Fund

Underlying Fund Allocation as of December 31, 2013 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Milestone Retirement Income Fund—Investor M Shares vs. Barclays U.S. Intermediate Aggregate Bond Index and Custom Benchmark | Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Morningstar®

Vantagepoint Milestone Retirement Income Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR M SHARES	TM SHARES
One Year	6.14%	6.44%
Three Years	5.21%	5.31%
Five Years	7.73%	7.79%
Since Inception	4.41%	4.45%
Class Inception Date	January 3, 2005	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index), consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. The custom benchmark is composed of the Barclays Index and the S&P 500 Index in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2010 Fund

The Vantagepoint Milestone 2010 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”)1 using an asset allocation strategy designed for investors who retired in or around the year 2010 and would like to make gradual withdrawals from the Fund.

At year end, the Fund was invested in the following funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Low Duration Bond Fund	12%–22%
Core Bond Index Fund	2%–12%
Inflation Protected Securities Fund	10%–20%
EQUITY
Equity Income Fund	12%–22%
Growth & Income Fund	6%–16%
Growth Fund	1%–11%
International Fund	3%–13%
Third Party Emerging Markets ETF	0%–5%
MULTI-STRATEGY
Diversifying Strategies Fund	13%–23%

The Fund follows a strategy that as time elapses, the Fund’s allocation to equity investments will periodically decrease and the Fund’s allocation to fixed income and multi-strategy investments will correspondingly increase so that by June 30 of the year 2020 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 25% in equity funds, 55% in fixed income funds, and 20% in the multi-strategy fund.

Performance2

The Vantagepoint Milestone 2010 Fund’s Investor M Shares gained 11.12% in 2013. The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index (“Barclay’s Index”), lost 1.02%, while the Fund’s peer group, the Morningstar Target Date 2000-2010 Funds Average, a group of mutual funds with similar investment objectives, gained 8.30%. The Fund’s custom benchmark gained 12.49%. The Fund’s custom benchmark is composed of the Barclays Index and the S&P 500 Index, in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

The Milestone 2010 Fund’s performance reflected the generally positive returns of the U.S. and developed foreign equity markets in 2013 and the generally negative returns of fixed income markets and emerging market equities. The positive performance primarily resulted from allocations to the underlying equity funds. Four of the five underlying equity funds produced positive results, with returns ranging between 34.26% for the Growth & Income Fund and 17.77% for the International Fund. The fifth underlying equity fund, the emerging markets ETF, lost 3.74% in the period since it was added to the Fund on May 1, 2013. The Fund’s three underlying fixed income funds produced mixed results, as the Low Duration Bond Fund gained 0.96%, while the Core Bond Index Fund lost 2.38% and Inflation Protected Securities Fund decreased 8.81%. The Diversifying Strategies Fund gained 5.81%. Please refer to each underlying Vantagepoint Fund’s commentary within this report for more information.

[1]	On May 1, 2013, exposure to emerging market stocks through a third party ETF was added to the Fund.
[2]	As of March 1, 2013, the Fund began investing in “T Shares” of the underlying Vantagepoint Funds. Prior to March 1, 2013, the Fund invested in the Investor Shares of each underlying actively managed Vantagepoint Fund and the Class I Shares of Vantagepoint Index Funds. The underlying Vantagepoint Funds’ performance noted above reflects the returns for the T Shares from their inception date, March 1, 2013, through December 31, 2013. Prior to March 1, 2013, performance of the underlying funds is based on the Investor Shares of the actively managed Vantagepoint Funds, and the Class I Shares of the Vantagepoint Index Funds. As a result, performance of the underlying Vantagepoint Funds shown may vary from the returns discussed in their commentaries elsewhere within this report.

The Fund’s outperformance relative to its fixed income market benchmark primarily resulted from its allocation to the underlying equity funds, with the exception of the emerging market ETF, as these underlying funds outperformed the market benchmark. Performance also benefitted from returns in the underlying Diversifying Strategies Fund and Low Duration Bond Fund.

The Fund’s outperformance relative to its peer group primarily resulted from an overweight allocation to equity funds, which generally outperformed fixed income funds. Additionally, an overweight allocation to U.S. equity funds was beneficial as U.S. equity securities generally outperformed foreign equities. The Fund’s shorter duration exposure resulting from the underlying fixed income funds added to performance, as shorter duration funds generally outperformed longer duration funds.

The Fund’s underperformance relative to its custom benchmark primarily resulted from overweight allocations to the underlying foreign equity funds, which generally underperformed U.S. equity funds. An overweight allocation to growth-style equity securities in the underlying equity funds, which generally outperformed value-style equity securities, as well as a bias toward smaller-capitalization securities, which generally outperformed large-capitalization securities, partially offset this underperformance. The Fund’s allocations to the Equity Income Fund, International Fund, emerging markets ETF, Inflation Protected Securities Fund, and Core Bond Index Fund underperformed their respective broad market index in the Fund’s custom benchmark. The Fund’s allocations to the Low Duration Bond Fund, Diversifying Strategies Fund, Growth & Income Fund, and Growth Fund partially offset this underperformance as these underlying funds outperformed their respective broad market index in the Fund’s custom benchmark.

Vantagepoint Milestone 2010 Fund

Underlying Fund Allocation as of December 31, 2013 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Milestone 2010 Fund—Investor M Shares vs. Barclays and Custom Benchmark

Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Morningstar®

Vantagepoint Milestone 2010 Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR M SHARES	TM SHARES
One Year	11.12%	11.43%
Three Years	7.27%	7.37%
Five Years	9.53%	9.60%
Since Inception	5.22%	5.25%
Class Inception Date	January 3, 2005	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index), consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. The custom benchmark is composed of the Barclays Index and the S&P 500 Index in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The S&P 500 Index is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2015 Fund

The Vantagepoint Milestone 2015 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”)1 using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), around the year 2015.

At year end, the Fund was invested in the following funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Low Duration Bond Fund	7%–17%
Core Bond Index Fund	3%–13%
Inflation Protected Securities Fund	7%–17%
EQUITY
Equity Income Fund	14%–24%
Growth & Income Fund	6%–16%
Growth Fund	3%–13%
Mid/Small Company Index Fund	0%–8%
International Fund	4%–14%
Third Party Emerging Markets ETF	0%–5%
MULTI-STRATEGY
Diversifying Strategies Fund	12%–22%

The Fund follows a strategy that as time elapses, the Fund’s allocation to equity funds will periodically decrease and the Fund’s allocation to fixed income and multi-strategy funds would correspondingly increase so that by June 30 of the year 2025 (ten years after the year indicated in the Fund name), the Fund’s asset allocation would be approximately 25% equity funds, 55% fixed income funds, and 20% in a multi-strategy fund.

Performance2

The Vantagepoint Milestone 2015 Fund’s Investor M Shares gained 13.75% in 2013. The Fund’s market benchmark, the S&P 500 Index, gained 32.39%, while the Fund’s peer group, the Morningstar Target Date 2011–2015 Funds Average, a group of mutual funds with similar investment objectives, gained 9.65%. The Fund’s custom benchmark gained 15.00%. The Fund’s custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (“Barclays Index”), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

The Milestone 2015 Fund’s performance reflected the generally positive returns of the U.S. and developed foreign equity markets in 2013 and the generally negative returns of fixed income markets and emerging market equities. The positive performance primarily resulted from allocations to the underlying equity funds. Five of the six underlying equity funds produced positive results, with returns ranging between 37.49% for the Mid/Small Company Index Fund and 17.77% for the International Fund. The sixth underlying equity fund, the emerging markets ETF, lost 3.74% in the period since it was added to the Fund on May 1, 2013. The Fund’s three underlying fixed income funds produced mixed results, as the Low Duration Bond Fund gained 0.96%, while the Core Bond Index Fund lost 2.38% and Inflation Protected Securities Fund decreased 8.81%. The Diversifying Strategies Fund gained 5.81% in the year. Please refer to each underlying Vantagepoint Fund’s commentary within this report for more information.

[1]	On May 1, 2013, exposure to emerging market stocks through a third party ETF was added to the Fund.
[2]	As of March 1, 2013, the Fund began investing in “T Shares” of the underlying Vantagepoint Funds. Prior to March 1, 2013, the Fund invested in the Investor Shares of each underlying actively managed Vantagepoint Fund and the Class I Shares of Vantagepoint Index Funds. The underlying Vantagepoint Funds’ performance noted above reflects the returns for the T Shares from their inception date, March 1, 2013, through December 31, 2013. Prior to March 1, 2013, performance of the underlying funds is based on the Investor Shares of the actively managed Vantagepoint Funds, and the Class I Shares of the Vantagepoint Index Funds. As a result, performance of the underlying Vantagepoint Funds shown may vary from the returns discussed in their commentaries elsewhere within this report.

The Fund’s underperformance relative to its equity market benchmark primarily resulted from its allocation to the underlying fixed income funds, multi-strategy fund, and foreign equity funds, including the emerging markets ETF, as these underlying funds generally trailed the Fund’s market benchmark. Additionally, the Equity Income Fund trailed the market benchmark. Returns from the Fund’s underlying allocations to the Growth & Income Fund, Growth Fund, and Mid/Small Company Index Fund partially offset this underperformance, as these underlying funds outperformed the Fund’s market benchmark.

The Fund’s outperformance relative to its peer group primarily resulted from an overweight allocation to equity funds, which generally outperformed fixed income funds. Additionally, an overweight allocation to U.S. equity funds was beneficial as U.S. equity securities generally outperformed foreign equities. The Fund’s shorter duration exposure resulting from the underlying fixed income funds added to performance, as shorter duration funds generally outperformed longer duration funds.

The Fund’s underperformance relative to its custom benchmark primarily resulted from an overweight allocation to the underlying foreign equity funds, which generally underperformed U.S. equity funds. An overweight allocation to growth-style equity securities in the underlying equity funds, which generally outperformed value-style equity securities, as well as a bias toward smaller-capitalization securities, which generally outperformed large-capitalization securities, partially offset this underperformance. The Fund’s allocations to the underlying Equity Income Fund, International Fund, emerging markets ETF, Inflation Protected Securities Fund, and Core Bond Index Fund underperformed their respective broad market index in the Fund’s custom benchmark. The Fund’s allocations to the Low Duration Bond Fund, Diversifying Strategies Fund, Growth & Income Fund, Growth Fund, and Mid/Small Company Index Fund partially offset this underperformance as these underlying funds outperformed their respective broad market index in the Fund’s custom benchmark.

Vantagepoint Milestone 2015 Fund

Underlying Fund Allocation as of December 31, 2013 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Milestone 2015 Fund—Investor M Shares vs. S&P 500 Index and Custom Benchmark

Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Morningstar®

Vantagepoint Milestone 2015 Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR M SHARES	TM SHARES
One Year	13.75%	13.97%
Three Years	8.09%	8.16%
Five Years	11.14%	11.18%
Since Inception	5.55%	5.58%
Class Inception Date	January 3, 2005	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The Barclays Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2020 Fund

The Vantagepoint Milestone 2020 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”)1 using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), around the year 2020.

At year end, the Fund was invested in the following funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Low Duration Bond Fund	3%–13%
Core Bond Index Fund	7%–17%
Inflation Protected Securities Fund	0%–10%
EQUITY
Equity Income Fund	15%–25%
Growth & Income Fund	6%–16%
Growth Fund	3%–13%
Mid/Small Company Index Fund	3%–13%
International Fund	5%–15%
Third Party Emerging Markets ETF	0%–5%
MULTI-STRATEGY
Diversifying Strategies Fund	11%–21%

The Fund follows a strategy that as time elapses, the Fund’s allocation to equity investments will periodically decrease and the Fund’s allocation to fixed income and multi-strategy investments will correspondingly increase so that by June 30 of the year 2030 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 25% in equity funds, 55% in fixed income funds, and 20% in the multi-strategy fund.

Performance2

The Vantagepoint Milestone 2020 Fund’s Investor M Shares gained 16.83% in 2013. The Fund’s market benchmark, the S&P 500 Index, gained 32.39%, while the Fund’s peer group, the Morningstar Target Date 2016-2020 Funds Average, a group of mutual funds with similar investment objectives, gained 11.57%. The Fund’s custom benchmark gained 17.86%. The Fund’s custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (“Barclays Index”), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

The Milestone 2020 Fund’s performance reflected the generally positive returns of the U.S. and developed foreign equity markets in 2013 and the generally negative returns of fixed income markets and emerging market equities. The positive performance primarily resulted from allocations to the underlying equity funds. Five of the six underlying equity funds produced positive results, with returns ranging between 37.49% for the Mid/Small Company Index Fund and 17.77% for the International Fund. The sixth underlying equity fund, the emerging markets ETF, lost 3.74% in the period since it was added to the Fund on May 1, 2013. The Fund’s three underlying fixed income funds produced mixed results, as the Low Duration Bond Fund gained 0.96%, while the Core Bond Index Fund lost 2.38% and Inflation Protected Securities Fund decreased 8.81%. The Diversifying Strategies Fund gained 5.81% in the year. Please refer to each underlying Vantagepoint Fund’s commentary within this report for more information.

[1]	On May 1, 2013, exposure to emerging market stocks through a third party ETF was added to the Fund.
[2]	As of March 1, 2013, the Fund began investing in “T Shares” of the underlying Vantagepoint Funds. Prior to March 1, 2013, the Fund invested in the Investor Shares of each underlying actively managed Vantagepoint Fund and the Class I Shares of Vantagepoint Index Funds. The underlying Vantagepoint Funds’ performance noted above reflects the returns for the T Shares from their inception date, March 1, 2013, through December 31, 2013. Prior to March 1, 2013, performance of the underlying funds is based on the Investor Shares of the actively managed Vantagepoint Funds, and the Class I Shares of the Vantagepoint Index Funds. As a result, performance of the underlying Vantagepoint Funds shown may vary from the returns discussed in their commentaries elsewhere within this report.

The Fund’s underperformance relative to its equity market benchmark primarily resulted from its allocation to the underlying fixed income funds, multi-strategy fund, and foreign equity funds, including the emerging market ETF, as these underlying funds generally trailed the Fund’s market benchmark. Additionally, the Equity Income Fund trailed the market benchmark. Returns from the Fund’s underlying allocations to the Growth & Income Fund, Growth Fund, and Mid/ Small Company Index Fund partially offset this underperformance, as these underlying funds outperformed the Fund’s market benchmark.

The Fund’s outperformance relative to its peer group primarily resulted from an overweight allocation to equity funds, which generally outperformed fixed income funds. Additionally, an overweight allocation to U.S. equity funds was beneficial, as U.S. equity funds generally outperformed foreign equity funds. The Fund’s shorter duration exposure resulting from the underlying fixed income funds added to performance, as shorter duration funds generally outperformed longer duration funds. An underweight allocation to inflation protected fixed income securities within the underlying funds benefitted performance since returns from inflation protected fixed income securities generally trailed non-inflation protected fixed income securities.

The Fund’s underperformance relative to its custom benchmark primarily resulted from an overweight allocation to underlying foreign equity funds, which generally underperformed U.S. equity funds. An overweight allocation to growth-style equity securities in the underlying equity funds, which generally outperformed value-style equity securities, as well as a bias toward smaller-capitalization securities, which generally outperformed large-capitalization securities, partially offset this underperformance. The Fund’s allocations to the underlying Equity Income Fund, International Fund, emerging markets ETF, Inflation Protected Securities Fund, and Core Bond Index Fund underperformed their respective broad market index in the Fund’s custom benchmark. The Fund’s allocations to the Low Duration Bond Fund, Diversifying Strategies Fund, Growth & Income Fund, Growth Fund, and Mid/Small Company Index Fund partially offset this underperformance as these underlying funds outperformed their respective broad market index in the Fund’s custom benchmark.

Vantagepoint Milestone 2020 Fund

Underlying Fund Allocation as of December 31, 2013 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Milestone 2020 Fund—Investor M Shares vs. S&P 500 Index and Custom Benchmark

Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Morningstar®

Vantagepoint Milestone 2020 Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR M SHARES	TM SHARES
One Year	16.83%	17.05%
Three Years	9.03%	9.10%
Five Years	12.23%	12.27%
Since Inception	5.81%	5.83%
Class Inception Date	January 3, 2005	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The Barclays Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2025 Fund

The Vantagepoint Milestone 2025 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”)1 using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), around the year 2025.

At year end, the Fund was invested in the following funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Low Duration Bond Fund	0%–10%
Core Bond Index Fund	9%–19%
EQUITY
Equity Income Fund	17%–27%
Growth & Income Fund	7%–17%
Growth Fund	4%–14%
Mid/Small Company Index Fund	5%–15%
International Fund	7%–17%
Third Party Emerging Markets ETF	0%–5%
MULTI-STRATEGY
Diversifying Strategies Fund	9%–19%

The Fund follows a strategy that as time elapses, the Fund’s allocation to equity investments will periodically decrease and the Fund’s allocation to fixed income and multi-strategy investments will correspondingly increase so that by June 30 of the year 2035 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 25% in equity funds, 55% in fixed income funds, and 20% in the multi-strategy fund.

Performance2

The Vantagepoint Milestone 2025 Fund’s Investor M Shares gained 19.67% in 2013. The Fund’s market benchmark, the S&P 500 Index, gained 32.39%, while the Fund’s peer group, the Morningstar Target Date 2021–2025 Funds Average, a group of mutual funds with similar investment objectives, gained 15.30%. The Fund’s custom benchmark gained 20.76%. The Fund’s custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (“Barclays Index”), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

The Milestone 2025 Fund’s performance reflected the generally positive returns of the U.S. and developed foreign equity markets in 2013, and the generally negative returns of fixed income markets and emerging market equities. The positive performance primarily resulted from allocations to the underlying equity funds. Five of the six underlying equity funds produced positive results, with returns ranging between 37.49% for the Mid/Small Company Index Fund and 17.77% for the International Fund. The sixth underlying equity fund, the emerging markets ETF, lost 3.74% in the period since it was added to the Fund on May 1, 2013. The Fund’s two underlying fixed income funds produced mixed returns as the Low Duration Bond Fund gained 0.96%, while the Core Bond Index Fund lost 2.38%. The Diversifying Strategies Fund gained 5.81% in the year. Please refer to each underlying Vantagepoint Fund’s commentary within this report for more information.

[1]	On May 1, 2013, exposure to emerging market stocks through a third party ETF was added to the Fund.
[2]	As of March 1, 2013, the Fund began investing in “T Shares” of the underlying Vantagepoint Funds. Prior to March 1, 2013, the Fund invested in the Investor Shares of each underlying actively managed Vantagepoint Fund and the Class I Shares of Vantagepoint Index Funds. The underlying Vantagepoint Funds’ performance noted above reflects the returns for the T Shares from their inception date, March 1, 2013, through December 31, 2013. Prior to March 1, 2013, performance of the underlying funds is based on the Investor Shares of the actively managed Vantagepoint Funds, and the Class I Shares of the Vantagepoint Index Funds. As a result, performance of the underlying Vantagepoint Funds shown may vary from the returns discussed in their commentaries elsewhere within this report.

The Fund’s underperformance relative to its equity market benchmark primarily resulted from its allocation to the underlying fixed income funds, multi-strategy fund, and foreign equity funds, including the emerging market ETF, as these underlying funds generally trailed the Fund’s market benchmark. Additionally, the Equity Income Fund trailed the market benchmark. Returns from the Fund’s underlying allocations to the Growth & Income Fund, Growth Fund, and Mid/ Small Company Index Fund partially offset this underperformance, as these underlying funds outperformed the Fund’s market benchmark.

The Fund’s outperformance relative to its peer group primarily resulted from an overweight allocation to equity funds, which generally outperformed fixed income funds. Additionally, an overweight allocation to U.S. equity funds was beneficial, as U.S. equity funds generally outperformed foreign equity funds. The Fund’s shorter duration exposure resulting from the underlying fixed income funds added to performance, as shorter duration funds generally outperformed longer duration funds. An underweight allocation to inflation protected fixed income securities within the underlying funds benefitted performance since returns from inflation protected fixed income securities generally trailed non-inflation protected fixed income securities.

The Fund’s underperformance relative to its custom benchmark primarily resulted from an overweight allocation to underlying foreign equity funds, which generally underperformed U.S. equity funds. An overweight allocation to growth-style equity securities in the underlying equity funds, which generally outperformed value-style equity securities, as well as a bias toward smaller-capitalization securities, which generally outperformed large-capitalization securities, partially offset this underperformance. The Fund’s allocations to the underlying Equity Income Fund, International Fund, emerging markets ETF, and Core Bond Index Fund underperformed their respective broad market index in the Fund’s custom benchmark. The Fund’s allocations to the Low Duration Bond Fund, Diversifying Strategies Fund, Growth & Income Fund, Growth Fund, and Mid/Small Company Index Fund partially offset this underperformance as these underlying funds outperformed their respective broad market index in the Fund’s custom benchmark.

Vantagepoint Milestone 2025 Fund

Underlying Fund Allocation as of December 31, 2013 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Milestone 2025 Fund—Investor M Shares vs. S&P 500 Index and Custom Benchmark

Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Morningstar®

Vantagepoint Milestone 2025 Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR M SHARES	TM SHARES
One Year	19.67%	19.98%
Three Years	10.02%	10.12%
Five Years	13.39%	13.45%
Since Inception	6.08%	6.11%
Class Inception Date	January 3, 2005	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The Barclays Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2030 Fund

The Vantagepoint Milestone 2030 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”)1 using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), around the year 2030.

At year end, the Fund was invested in the following funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Low Duration Bond Fund	0%–7%
Core Bond Index Fund	6%–16%
EQUITY
Equity Income Fund	19%–29%
Growth & Income Fund	9%–19%
Growth Fund	5%–15%
Mid/Small Company Index Fund	8%–18%
International Fund	8%–18%
Third Party Emerging Markets ETF	0%–5%
MULTI-STRATEGY
Diversifying Strategies Fund	7%–17%

The Fund follows a strategy that as time elapses, the Fund’s allocation to equity investments will periodically decrease and the Fund’s allocation to fixed income and multi-strategy investments will correspondingly increase so that by June 30 of the year 2040 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 25% in equity funds, 55% in fixed income funds, and 20% in the multi-strategy fund.

Performance2

The Vantagepoint Milestone 2030 Fund’s Investor M Shares gained 22.33% in 2013. The Fund’s market benchmark, the S&P 500 Index, gained 32.39%, while the Fund’s peer group, the Morningstar Target Date 2026–2030 Funds Average, a group of mutual funds with similar investment objectives, gained 16.65%. The Fund’s custom benchmark gained 23.71%. The Fund’s custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (“Barclays Index”), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

The Milestone 2030 Fund’s performance reflected the generally positive returns of the U.S. and developed foreign equity markets in 2013 and the generally negative returns of fixed income markets and emerging market equities. The positive performance primarily resulted from allocations to the underlying equity funds. Five of the six underlying equity funds produced positive results, with returns ranging between 37.49% for the Mid/Small Company Index Fund and 17.77% for the International Fund. The sixth underlying equity fund, the emerging markets ETF, lost 3.74% in the period since it was added to the Fund on May 1, 2013. The Fund’s two underlying fixed income funds produced mixed returns as the Low Duration Bond Fund gained 0.96%, while the Core Bond Index Fund lost 2.38%. The Diversifying Strategies Fund gained 5.81% in the year. Please refer to each underlying Vantagepoint Fund’s commentary within this report for more information.

[1]	On May 1, 2013, exposure to emerging market stocks through a third party ETF was added to the Fund.
[2]	As of March 1, 2013, the Fund began investing in “T Shares” of the underlying Vantagepoint Funds. Prior to March 1, 2013, the Fund invested in the Investor Shares of each underlying actively managed Vantagepoint Fund and the Class I Shares of Vantagepoint Index Funds. The underlying Vantagepoint Funds’ performance noted above reflects the returns for the T Shares from their inception date, March 1, 2013, through December 31, 2013. Prior to March 1, 2013, performance of the underlying funds is based on the Investor Shares of the actively managed Vantagepoint Funds, and the Class I Shares of the Vantagepoint Index Funds. As a result, performance of the underlying Vantagepoint Funds shown may vary from the returns discussed in their commentaries elsewhere within this report.

The Fund’s underperformance relative to its equity market benchmark primarily resulted from its allocation to the underlying fixed income funds, multi-strategy fund, and foreign equity funds, including the emerging markets ETF, as these underlying funds generally trailed the Fund’s market benchmark. Additionally, the Equity Income Fund trailed the market benchmark. Returns from the Fund’s underlying allocations to the Growth & Income Fund, Growth Fund, and Mid/Small Company Index Fund partially offset this underperformance, as these underlying funds outperformed the Fund’s market benchmark.

The Fund’s outperformance relative to its peer group primarily resulted from an overweight allocation to equity funds, which generally outperformed fixed income funds. Additionally, an overweight allocation to U.S. equity funds was beneficial, as U.S. equity funds generally outperformed foreign equity funds. The Fund’s shorter duration exposure resulting from the underlying fixed income funds added to performance, as shorter duration funds generally outperformed longer duration funds. An underweight allocation to inflation protected fixed income securities within the underlying funds benefitted performance since returns from inflation protected fixed income securities generally trailed non-inflation protected fixed income securities.

The Fund’s underperformance relative to its custom benchmark primarily resulted from an overweight allocation to underlying foreign equity funds, which generally underperformed U.S. equity funds. An overweight allocation to growth-style equity securities in the underlying equity funds, which generally outperformed value-style equity securities, as well as a bias toward smaller-capitalization securities, which generally outperformed large-capitalization securities, partially offset this underperformance. The Fund’s allocations to the underlying Equity Income Fund, International Fund, emerging markets ETF, and Core Bond Index Fund underperformed their respective broad market index in the Fund’s custom benchmark. The Fund’s allocations to the Low Duration Bond Fund, Diversifying Strategies Fund, Growth & Income Fund, Growth Fund, and Mid/Small Company Index Fund partially offset this underperformance as these underlying funds outperformed their respective broad market index in the Fund’s custom benchmark.

Vantagepoint Milestone 2030 Fund

Underlying Fund Allocation as of December 31, 2013 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Milestone 2030 Fund—Investor M Shares vs. S&P 500 Index and Custom Benchmark

Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Morningstar®

Vantagepoint Milestone 2030 Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR M SHARES	TM SHARES
One Year	22.33%	22.64%
Three Years	10.94%	11.03%
Five Years	14.48%	14.54%
Since Inception	6.32%	6.35%
Class Inception Date	January 3, 2005	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The Barclays Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2035 Fund

The Vantagepoint Milestone 2035 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”)1 using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), around the year 2035.

At year end, the Fund was invested in the following funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Low Duration Bond Fund	0%–6%
Core Bond Index Fund	2%–12%
EQUITY
Equity Income Fund	20%–30%
Growth & Income Fund	10%–20%
Growth Fund	6%–16%
Mid/Small Company Index Fund	11%–21%
International Fund	9%–19%
Third Party Emerging Markets ETF	0%–5%
MULTI-STRATEGY
Diversifying Strategies Fund	3%–13%

The Fund follows a strategy that as time elapses, the Fund’s allocation to equity investments will periodically decrease and the Fund’s allocation to fixed income and multi-strategy investments will correspondingly increase so that by June 30 of the year 2045 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 25% in equity funds, 55% in fixed income funds, and 20% in the multi-strategy fund.

Performance2

The Vantagepoint Milestone 2035 Fund Investor M Shares gained 25.02% in 2013. The Fund’s market benchmark, the S&P 500 Index, gained 32.39%, while the Fund’s peer group, the Morningstar Target Date 2031–2035 Funds Average, a group of mutual funds with similar investment objectives, gained 20.00%. The Fund’s custom benchmark gained 26.87%. The Fund’s custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (“Barclays Index”), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

The Milestone 2035 Fund’s performance reflected the generally positive returns of the U.S. and developed foreign equity markets in 2013, and the generally negative returns of fixed income markets and emerging market equities. The positive performance primarily resulted from allocations to the underlying equity funds. Five of the six underlying equity funds produced positive results, with returns ranging between 37.49% for the Mid/Small Company Index Fund and 17.77% for the International Fund. The sixth underlying equity fund, the emerging markets ETF, lost 3.74% in the period since it was added to the Fund on May 1, 2013. The Fund’s two underlying fixed income funds produced mixed returns as the Low Duration Bond Fund gained 0.96%, while the Core Bond Index Fund lost 2.38%. The Diversifying Strategies Fund gained 5.81% in the year. Please refer to each underlying Vantagepoint Fund’s commentary within this report for more information.

[1]	On May 1, 2013, exposure to emerging market stocks through a third party ETF was added to the Fund.
[2]	As of March 1, 2013, the Fund began investing in “T Shares” of the underlying Vantagepoint Funds. Prior to March 1, 2013, the Fund invested in the Investor Shares of each underlying actively managed Vantagepoint Fund and the Class I Shares of Vantagepoint Index Funds. The underlying Vantagepoint Funds’ performance noted above reflects the returns for the T Shares from their inception date, March 1, 2013, through December 31, 2013. Prior to March 1, 2013, performance of the underlying funds is based on the Investor Shares of the actively managed Vantagepoint Funds, and the Class I Shares of the Vantagepoint Index Funds. As a result, performance of the underlying Vantagepoint Funds shown may vary from the returns discussed in their commentaries elsewhere within this report.

The Fund’s underperformance relative to its equity market benchmark primarily resulted from its allocation to the underlying fixed income funds, multi-strategy fund, and foreign equity funds, including the emerging markets ETF, as these underlying funds generally trailed the Fund’s market benchmark. Additionally, returns from the Equity Income Fund trailed the market benchmark. Returns from the Fund’s underlying allocations to the Growth & Income Fund, Growth Fund, and Mid/Small Company Index Fund partially offset this underperformance, as these underlying funds outperformed the Fund’s market benchmark.

The Fund’s outperformance relative to its peer group primarily resulted from an overweight allocation to equity funds, which generally outperformed fixed income funds. Additionally, an overweight allocation to U.S. equity funds was beneficial, as U.S. equity funds generally outperformed foreign equity funds. The Fund’s shorter duration exposure resulting from the underlying fixed income funds added to performance, as shorter duration funds generally outperformed longer duration funds. An underweight allocation to inflation protected fixed income securities within the underlying funds benefitted performance since returns from inflation protected securities generally trailed non-inflation protected securities.

The Fund’s underperformance relative to its custom benchmark primarily resulted from an overweight allocation to underlying foreign equity funds, which generally underperformed U.S. equity funds. An overweight allocation to growth-style equity securities in the underlying equity funds, which generally outperformed value-style equity securities, as well as a bias toward smaller-capitalization securities, which generally outperformed large-capitalization securities, partially offset this underperformance. The Fund’s allocations to the underlying Equity Income Fund, International Fund, emerging markets ETF, and Core Bond Index Fund underperformed their respective broad market index in the Fund’s custom benchmark The Fund’s allocations to the Low Duration Bond Fund, Diversifying Strategies Fund, Growth & Income Fund, Growth Fund, and Mid/Small Company Index Fund partially offset this underperformance as these underlying funds outperformed their respective broad market index in the Fund’s custom benchmark.

Vantagepoint Milestone 2035 Fund

Underlying Fund Allocation as of December 31, 2013 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Milestone 2035 Fund—Investor M Shares vs. S&P 500 Index and Custom Benchmark

Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Morningstar®

Vantagepoint Milestone 2035 Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR M SHARES	TM SHARES
One Year	25.02%	25.24%
Three Years	11.84%	11.91%
Five Years	15.63%	15.67%
Since Inception	6.60%	6.62%
Class Inception Date	January 3, 2005	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the Barclays U.S. Intermediate Aggregate Bond Index (the Barclays Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The Barclays Index consists of investment-grade U.S. fixed income securities with maturities of 1 to 10 years. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2040 Fund

The Vantagepoint Milestone 2040 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”)1 using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), around the year 2040.

At year end, the Fund was invested in the following funds at target allocations within the percentage ranges indicated:

FIXED INCOME FUND
Core Bond Index Fund	0%–10%
EQUITY FUNDS
Equity Income Fund	22%–32%
Growth & Income Fund	10%–20%
Growth Fund	7%–17%
Mid/Small Company Index Fund	14%–24%
International Fund	10%–20%
Third Party Emerging Markets ETF	0%–5%
MULTI-STRATEGY FUND
Diversifying Strategies Fund	0%–8%

The Fund follows a strategy that as time elapses, the Fund’s allocation to equity investments will periodically decrease and the Fund’s allocation to fixed income and multi-strategy investments will increase so that by June 30 of the year 2050 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 25% in equity funds, 55% in fixed income funds, and 20% in the multi-strategy fund.

Performance2

The Vantagepoint Milestone 2040 Fund’s Investor M Shares gained 27.12% in 2013. The Fund’s market benchmark, the S&P 500 Index, gained 32.39%, while the Fund’s peer group, the Morningstar Target Date 2036–2040 Funds Average, a group of mutual funds with similar investment objectives, gained 19.97%. The Fund’s custom benchmark gained 30.68%. The Fund’s custom benchmark is composed of the S&P 500 Index and the MSCI EAFE Index (Net) (“MSCI-EAFE Index”), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

The Milestone 2040 Fund’s performance reflected the generally positive returns of the U.S. and developed foreign equity markets in 2013 and the generally negative returns of fixed income markets and emerging market equities. The positive performance primarily resulted from allocations to the underlying equity funds. Five of the six underlying equity funds produced positive results, with returns ranging between 37.49% for the Mid/Small Company Index Fund and 17.77% for the International Fund. The sixth underlying equity fund, the emerging markets ETF, lost 3.74% in the period since it was added to the Fund on May 1, 2013. The Fund’s single underlying fixed income fund, the Core Bond Index Fund, lost 2.38%. The Diversifying Strategies Fund gained 5.81% in the year. Please refer to each underlying Vantagepoint Fund’s commentary within this report for more information.

[1]	On May 1, 2013, exposure to emerging market stocks through a third party ETF was added to the Fund.
[2]	As of March 1, 2013, the Fund began investing in “T Shares” of the underlying Vantagepoint Funds. Prior to March 1, 2013, the Fund invested in the Investor Shares of each underlying actively managed Vantagepoint Fund and the Class I Shares of Vantagepoint Index Funds. The underlying Vantagepoint Funds’ performance noted above reflects the returns for the T Shares from their inception date, March 1, 2013, through December 31, 2013. Prior to March 1, 2013, performance of the underlying funds is based on the Investor Shares of the actively managed Vantagepoint Funds, and the Class I Shares of the Vantagepoint Index Funds. As a result, performance of the underlying Vantagepoint Funds shown may vary from the returns discussed in their commentaries elsewhere within this report.

The Fund’s underperformance relative to its equity market benchmark primarily resulted from its allocation to the Core Bond Index Fund, the Diversifying Strategies Fund, and foreign equity funds, including the emerging market ETF, as these underlying funds generally trailed the Fund’s market benchmark. Additionally, the Equity Income Fund trailed the benchmark. The Fund’s allocations to the Growth & Income Fund, Growth Fund, and Mid/Small Company Index Fund partially offset this underperformance, as these underlying funds outperformed the Fund’s market benchmark.

The Fund’s outperformance relative to its peer group primarily resulted from an overweight allocation to equity funds, which generally outperformed fixed income funds. Additionally, an overweight allocation to U.S. equity funds was beneficial as U.S. equity funds generally outperformed foreign equity funds. The Fund’s shorter duration exposure resulting from the underlying fixed income funds added to performance, as shorter duration funds generally outperformed longer duration funds. An underweight allocation to inflation protected fixed income securities within the underlying funds benefitted performance since returns from inflation protected fixed income securities generally trailed non-inflation protected securities.

The Fund’s underperformance relative to its custom benchmark primarily resulted from allocations to fixed income securities and emerging market equities in the underlying funds, which generally underperformed both the U.S. and developed foreign equity markets represented in the benchmark. An overweight allocation to growth-style equity securities in the underlying equity funds, which generally outperformed value-style equity securities, as well as a bias toward smaller-capitalization securities, which generally outperformed large-capitalization securities, partially offset this underperformance. The Fund’s allocations to the Equity Income Fund and Diversifying Strategies Fund also detracted from performance. The Fund’s allocations to the Growth & Income Fund, Growth Fund, and Mid/Small Company Index Fund partially offset this underperformance as these underlying funds outperformed their respective broad market index in the Fund’s custom benchmark.

Vantagepoint Milestone 2040 Fund

Underlying Fund Allocation as of December 31, 2013 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Milestone 2040 Fund—Investor M Shares vs. S&P 500 Index and Custom Benchmark

Growth of $10,000 Invested January 3, 2005*

Source for Benchmark Returns: Morningstar®

Vantagepoint Milestone 2040 Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR M SHARES	TM SHARES
One Year	27.12%	27.34%
Three Years	12.61%	12.67%
Five Years	16.48%	16.52%
Since Inception	6.83%	6.85%
Class Inception Date	January 3, 2005	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the MSCI Europe Australasia Far East (EAFE) Index (Net) (the MSCI-EAFE Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The MSCI-EAFE Index is a free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2045 Fund

The Vantagepoint Milestone 2045 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”)1 using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), around the year 2045.

At year end, the Fund was invested in the following funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Core Bond Index Fund	0%–10%
EQUITY
Equity Income Fund	22%–32%
Growth & Income Fund	11%–21%
Growth Fund	8%–18%
Mid/Small Company Index Fund	15%–25%
International Fund	11%–21%
Third Party Emerging Markets ETF	0%–5%

The Fund follows a strategy that as time elapses, the Fund’s allocation to equity investments will periodically decrease and the Fund’s allocation to fixed income and multi-strategy investments will increase so that by June 30 of the year 2055 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 25% in equity funds, 55% in fixed income funds, and 20% in the multi-strategy fund.

Performance2

The Vantagepoint Milestone 2045 Fund’s Investor M Shares gained 27.69% in 2013. The Fund’s market benchmark, the S&P 500 Index, gained 32.39%, while the Fund’s peer group, the Morningstar Target Date 2041–2045 Funds Average, a group of mutual funds with similar investment objectives, gained 22.00%. The Fund’s custom benchmark gained 30.64%. The Fund’s custom benchmark is composed of the S&P 500 Index and the MSCI EAFE Index (Net) (“MSCI-EAFE Index”), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

The Milestone 2045 Fund’s performance reflected the generally positive returns of the U.S. and developed foreign equity markets in 2013 and the generally negative returns of fixed income markets and emerging market equities. The positive performance primarily resulted from allocations to the underlying equity funds. Five of the six underlying equity funds produced positive results, with returns ranging between 37.49% for the Mid/Small Company Index Fund and 17.77% for the International Fund. The sixth underlying equity fund, the emerging markets ETF, lost 3.74% in the period since it was added to the Fund on May 1, 2013. The Fund’s single underlying fixed income fund, the Core Bond Index Fund, lost 2.38%. Please refer to each underlying Vantagepoint Fund’s commentary within this report for more information.

The Fund’s underperformance relative to its equity market benchmark primarily resulted from its allocation to the Core Bond Index Fund and foreign equity funds, including the emerging markets ETF, as these underlying funds generally trailed the Fund’s market benchmark. Additionally, the Equity Income Fund trailed the benchmark. The Fund’s allocations to the Growth & Income Fund, Growth Fund, and Mid/Small Company Index Fund partially offset this underperformance, as these underlying funds outperformed the Fund’s market benchmark.

[1]	On May 1, 2013, exposure to emerging market stocks through a third party ETF was added to the Fund.
[2]	As of March 1, 2013, the Fund began investing in “T Shares” of the underlying Vantagepoint Funds. Prior to March 1, 2013, the Fund invested in the Investor Shares of each underlying actively managed Vantagepoint Fund and the Class I Shares of Vantagepoint Index Funds. The underlying Vantagepoint Funds’ performance noted above reflects the returns for the T Shares from their inception date, March 1, 2013, through December 31, 2013. Prior to March 1, 2013, performance of the underlying funds is based on the Investor Shares of the actively managed Vantagepoint Funds, and the Class I Shares of the Vantagepoint Index Funds. As a result, performance of the underlying Vantagepoint Funds shown may vary from the returns discussed in their commentaries elsewhere within this report.

The Fund’s outperformance relative to its peer group primarily resulted from an overweight allocation to equity funds, which generally outperformed fixed income funds. Additionally, an overweight allocation to U.S. equity funds was beneficial as U.S. equity funds generally outperformed foreign equity funds. The Fund’s shorter duration exposure resulting from the underlying fixed income funds added to performance, as shorter duration funds generally outperformed longer duration funds. An underweight allocation to inflation protected fixed income securities within the underlying funds benefitted performance since returns from inflation protected fixed income securities generally trailed non-inflation protected fixed income securities.

The Fund’s underperformance relative to its custom benchmark primarily resulted from allocations to fixed income securities and emerging market equities in the underlying funds, which generally underperformed both the U.S. and developed foreign equity markets represented in the benchmark. An overweight allocation to growth-style equity securities in the underlying equity funds, which generally outperformed value-style equity securities, as well as a bias toward smaller-capitalization securities, which generally outperformed large-capitalization securities, partially offset this underperformance. The Fund’s allocation to the Equity Income Fund also detracted from performance. The Fund’s allocations to the Growth & Income Fund, Growth Fund, and Mid/Small Company Index Fund partially offset this underperformance as these underlying funds outperformed their respective broad market index in the Fund’s custom benchmark.

Vantagepoint Milestone 2045 Fund

Underlying Fund Allocation as of December 31, 2013 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Milestone 2045 Fund—Investor M Shares vs. S&P 500 Index and Custom Benchmark

Growth of $10,000 Invested January 4, 2010*

Source for Benchmark Returns: Morningstar®

Vantagepoint Milestone 2045 Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR M SHARES	TM SHARES
One Year	27.69%	27.98%
Three Years	12.75%	12.84%
Since Inception	13.20%	13.27%
Class Inception Date	January 4, 2010	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Current performance may be higher or lower than the past performance presented in this report. Past performance is no guarantee of future performance. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance is available by calling 800-669-7400 or at www.icmarc.org/vpperformance.

The Fund’s market benchmark, the S&P 500 Index, is an index consisting of 500 companies representing larger capitalization stocks traded in the U.S. The custom benchmark is composed of the S&P 500 Index and the MSCI Europe Australasia Far East (EAFE) Index (Net) (the MSCI-EAFE Index) in weighted percentages that correspond to the historical target allocations for the asset classes these indexes represent. These weightings will change to correspond with any changes in the Fund’s target percentage allocations. The MSCI-EAFE Index is a free float-adjusted market capitalization index of equity securities that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada, and approximates the minimum possible dividend reinvestment after deduction of withholding tax according to MSCI Barra’s methodology. An index is not available for direct investment, is unmanaged and does not reflect the costs of portfolio management or trading. A fund’s exposure, through the underlying funds, to specific securities (or types of securities) may differ significantly from the securities held in the indexes.

Vantagepoint Milestone 2050 Fund

The Vantagepoint Milestone 2050 Fund’s objective is to offer high total return consistent with the Fund’s current asset allocation. The Fund’s principal investment strategy is to invest in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs”)1 using an asset allocation strategy designed for investors expecting to begin making gradual withdrawals from the Fund, typically at or after retirement (assumed to occur at age 60), around the year 2050.

At year end, the Fund was invested in the following funds at target allocations within the percentage ranges indicated:

FIXED INCOME
Core Bond Index Fund	0%–10%
EQUITY
Equity Income Fund	22%–32%
Growth & Income Fund	11%–21%
Growth Fund	8%–18%
Mid/Small Company Index Fund	15%–25%
International Fund	11%–21%
Third Party Emerging Markets ETF	0%–5%

The Fund follows a strategy that as time elapses, the Fund’s allocation to equity investments will periodically decrease and the Fund’s allocation to fixed income and multi-strategy investments will increase so that by June 30 of the year 2060 (ten years after the year indicated in the Fund name), the Fund’s net assets will be invested approximately 25% in equity funds, 55% in fixed income funds, and 20% in the multi-strategy fund.

Performance2

The Vantagepoint Milestone 2050 Fund’s Investor M Shares gained 27.24% in 2013. The Fund’s market benchmark, the S&P 500 Index, gained 32.39%, while the Fund’s peer group, the Morningstar Target Date 2046–2050 Funds Average, a group of mutual funds with similar investment objectives, gained 21.02%. The Fund’s custom benchmark gained 30.64%. The Fund’s custom benchmark is composed of the S&P 500 Index and the MSCI EAFE Index (Net) (“MSCI-EAFE Index”), in weighted percentages corresponding to the historical target allocations for the asset classes these indexes represent.

The Milestone 2050 Fund’s performance reflected the generally positive returns of the U.S. and developed foreign equity markets in 2013 and the generally negative returns of fixed income markets and emerging market equities. The positive performance primarily resulted from allocations to the underlying equity funds. Five of the six underlying equity funds produced positive results, with returns ranging between 37.49% for the Mid/Small Company Index Fund and 17.77% for the International Fund. The sixth underlying equity fund, the emerging markets ETF, lost 3.74% in the period since it was added to the Fund on May 1, 2013. The Fund’s single underlying fixed income fund, the Core Bond Index Fund, lost 2.38%. Please refer to each underlying Vantagepoint Fund’s commentary within this report for more information.

The Fund’s underperformance relative to its equity market benchmark primarily resulted from its allocation to the Core Bond Index Fund and foreign equity funds, including the emerging markets ETF, as these underlying funds generally trailed the Fund’s market benchmark. Additionally, the Equity Income Fund trailed the benchmark. The Fund’s allocations to the Growth & Income Fund, Growth Fund, and Mid/Small Company Index Fund partially offset this underperformance, as these underlying funds outperformed the Fund’s market benchmark.

[1]	On May 1, 2013, exposure to emerging market stocks through a third party ETF was added to the Fund.
[2]	As of March 1, 2013, the Fund began investing in “T Shares” of the underlying Vantagepoint Funds. Prior to March 1, 2013, the Fund invested in the Investor Shares of each underlying actively managed Vantagepoint Fund and the Class I Shares of Vantagepoint Index Funds. The underlying Vantagepoint Funds’ performance noted above reflects the returns for the T Shares from their inception date, March 1, 2013, through December 31, 2013. Prior to March 1, 2013, performance of the underlying funds is based on the Investor Shares of the actively managed Vantagepoint Funds, and the Class I Shares of the Vantagepoint Index Funds. As a result, performance of the underlying Vantagepoint Funds shown may vary from the returns discussed in their commentaries elsewhere within this report.

The Fund’s outperformance relative to its peer group primarily resulted from an overweight allocation to equity funds, which generally outperformed fixed income funds. Additionally, an overweight allocation to U.S. equity funds was beneficial as U.S. equity funds generally outperformed foreign equity funds. The Fund’s shorter duration exposure resulting from the underlying fixed income funds added to performance, as shorter duration funds generally outperformed longer duration funds. An underweight allocation to inflation protected fixed income securities within the underlying funds benefitted performance since returns from inflation protected fixed income securities generally trailed non-inflation protected fixed income securities.

The Fund’s underperformance relative to its custom benchmark primarily resulted from allocations to fixed income securities and emerging market equities in the underlying funds, which generally underperformed both the U.S. and developed foreign equity markets represented in the benchmark. An overweight allocation to growth-style equity securities in the underlying equity funds, which generally outperformed value-style equity securities, as well as a bias toward smaller-capitalization securities, which generally outperformed large-capitalization securities, partially offset this underperformance. The Fund’s allocation to the Equity Income Fund also detracted from performance. The Fund’s allocations to the Growth & Income Fund, Growth Fund, and Mid/Small Company Index Fund partially offset this underperformance as these underlying funds outperformed their respective broad market index in the Fund’s custom benchmark.

Vantagepoint Milestone 2050 Fund

Underlying Fund Allocation as of December 31, 2013 (% of Net Assets)

Due to rounding, pie chart allocations may not add up to 100%.

Vantagepoint Milestone 2050 Fund—Investor M Shares vs. S&P 500 Index and Custom Benchmark

Growth of $10,000 Invested September 11, 2012*

Source for Benchmark Returns: Morningstar®

Vantagepoint Milestone 2050 Fund

Average Annual Total Returns for the periods ended December 31, 2013*

	INVESTOR M SHARES	TM SHARES
One Year	27.24%	27.43%
Since Inception	22.68%	22.83%
Class Inception Date	September 11, 2012	March 1, 2013

*	Management’s Discussion of Fund Performance describes the performance of the Fund’s Investor M Shares (the Fund’s outstanding shares were renamed “Investor M Shares” on March 1, 2013). In the table, performance information for TM Shares prior to the inception date of that share class (March 1, 2013) is based on the performance of the Fund’s Investor M Shares. This prior performance has not been adjusted to reflect the actual fees and expenses paid by TM Shares.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

of The Vantagepoint Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Low Duration Bond Fund, Inflation Protected Securities Fund, Equity Income Fund, Growth & Income Fund, Growth Fund, Select Value Fund, Aggressive Opportunities Fund, Discovery Fund, International Fund, Diversifying Strategies Fund (formerly Diversified Assets Fund), Core Bond Index Fund, 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund, Overseas Equity Index Fund, Model Portfolio Conservative Growth Fund, Model Portfolio Traditional Growth Fund, Model Portfolio Long-Term Growth Fund, Model Portfolio All-Equity Growth Fund, Milestone Retirement Income Fund, Milestone 2010 Fund, Milestone 2015 Fund, Milestone 2020 Fund, Milestone 2025 Fund, Milestone 2030 Fund, Milestone 2035 Fund, Milestone 2040 Fund, Milestone 2045 Fund and Milestone 2050 Fund comprising The Vantagepoint Funds (hereafter referred to as the “Funds”) at December 31, 2013, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 28, 2014

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2013

	Low Duration Bond	Inflation Protected Securities	Equity Income
ASSETS:
Investment in securities, at value†	$614,208,650	$582,403,845	$2,492,048,241
Cash	23,468	306	36,433
Cash denominated in foreign currencies	5,772	—	—
Receivables:
Dividends	1,468	1,219	2,716,604
Interest	2,873,576	2,823,735	—
Security lending income	2,583	—	4,469
Investments sold	—	2,754,739	1,380,691
Fund shares sold	2,253,103	11,981,845	231,126
Variation margin on futures contracts	9,098	60,293	—
Due from broker—swap agreements collateral	—	427,000	—
Swap agreements, at value (Premium $0, ($492,775) and $0)	—	647,662	—
Unrealized appreciation on forward foreign currency exchange contracts	51,849	—	—

Total Assets	619,429,567	601,100,644	2,496,417,564

LIABILITIES:
Payables:
Investments purchased	4,004,886	4,871,359	938,982
Distributions	1,921,856	11,509,071	—
Fund shares redeemed	353,374	535,454	512,100
Collateral for securities loaned	10,332,748	—	4,737,432
Swap agreements, at value (Premium, $0, $48,419 and $0)	—	694,614	—
Foreign currency overdraft payable	—	143,983	—
Written Options, at value (Premium $0, $252,893 and $0)	—	76,171	—
Unrealized depreciation on forward foreign currency exchange contracts	107,505	—	—
Accrued Expenses:
Advisory fees	50,989	49,777	206,145
Subadviser fees	211,292	214,394	2,075,031
Fund services fees	61,062	55,922	218,720
Administration fees	8,832	8,832	8,832
Directors’ fees and expenses	1,584	1,914	6,338
Other accrued expenses	119,098	120,611	271,630

Total Liabilities	17,173,226	18,282,102	8,975,210

NET ASSETS	$602,256,341	$582,818,542	$2,487,442,354

NET ASSETS REPRESENTED BY:
Paid-in capital	$597,000,330	$598,819,721	$1,802,957,604
Undistributed net investment income (loss)	(73,067)	—	242,642
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency transactions, written options and swap agreements	460,466	(5,887,067)	(9,249,503)
Net unrealized appreciation (depreciation) on investments, futures contracts, foreign currency transactions, written options and swap agreements	4,868,612	(10,114,112)	693,491,611

NET ASSETS	$602,256,341	$582,818,542	$2,487,442,354

CAPITAL SHARES:
Net Assets—Investor Shares	$47,700,011	$28,441,144	$60,614,251
Shares Outstanding—Investor Shares	4,715,625	2,710,560	5,460,376
Net Asset Value—Investor Shares offering and redemption price per share (net assets divided by shares outstanding)	$10.12	$10.49	$11.10
Net Assets—T Shares	$554,556,330	$554,377,398	$2,426,828,103
Shares Outstanding—T Shares	54,817,721	52,811,424	218,576,573
Net Asset Value—T Shares offering and redemption price per share (net assets divided by shares outstanding)	$10.12	$10.50	$11.10
Cost of investments	$609,387,962	$592,271,115	$1,798,559,527
Cost of cash denominated in foreign currencies	$5,717	$—	$—

† Includes securities on loan with values of (Note 7):	$10,121,348	$—	$4,674,325

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2013

	Growth & Income	Growth	Select Value	Aggressive Opportunities
ASSETS:
Investment in securities, at value†	$1,761,052,790	$2,330,772,277	$494,204,514	$1,270,001,496
Cash	37,585	103	—	51,374
Receivables:
Dividends	1,999,399	2,179,191	730,256	500,876
Security lending income	5,896	1,560	24,612	46,936
Investments sold	1,570,233	2,128,460	1,880,960	22,188,814
Fund shares sold	616,515	1,110,752	205,960	38,765
Recoverable foreign taxes	686	—	—	7,605

Total Assets	1,765,283,104	2,336,192,343	497,046,302	1,292,835,866

LIABILITIES:
Payables:
Investments purchased	1,517,069	5,090,817	2,374,081	24,159,930
Distributions	—	689,134	—	—
Fund shares redeemed	860,797	2,555,609	45,267	118,308
Collateral for securities loaned	25,057,093	—	17,144,545	24,403,679
Accrued Expenses:
Advisory fees	142,609	193,759	38,925	102,113
Subadviser fees	1,288,377	1,709,161	564,818	1,048,588
Fund services fees	150,837	200,335	40,799	108,772
Administration fees	8,832	8,823	8,832	8,832
Directors’ fees and expenses	4,172	5,554	1,183	2,529
Other accrued expenses	187,282	259,421	92,293	167,514

Total Liabilities	29,217,068	10,712,613	20,310,743	50,120,265

NET ASSETS	$1,736,066,036	$2,325,479,730	$476,735,559	$1,242,715,601

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,208,691,404	$1,845,671,410	$362,911,976	$899,270,723
Undistributed net investment income	111,728	515,017	656,367	3,572,909
Accumulated net realized gain (loss) on investments and foreign currency transactions	10,191,574	(179,692,090)	8,351,982	21,309,929
Net unrealized appreciation on investments and foreign currency transactions	517,071,330	658,985,393	104,815,234	318,562,040

NET ASSETS	$1,736,066,036	$2,325,479,730	$476,735,559	$1,242,715,601

CAPITAL SHARES:
Net Assets—Investor Shares	$39,943,959	$31,156,826	$9,119,715	$32,513,311
Shares Outstanding—Investor Shares	3,022,469	2,452,492	708,900	2,530,557
Net Asset Value—Investor Shares offering and redemption price per share (net assets divided by shares outstanding)	$13.22	$12.70	$12.86	$12.85
Net Assets—T Shares	$1,696,122,077	$2,294,322,904	$467,615,844	$1,210,202,290
Shares Outstanding—T Shares	128,310,511	180,519,390	36,330,959	94,166,082
Net Asset Value—T Shares offering and redemption price per share (net assets divided by shares outstanding)	$13.22	$12.71	$12.87	$12.85
Cost of investments	$1,243,981,489	$1,671,786,884	$389,389,280	$951,439,525

† Includes securities on loan with values of (Note 7):	$24,623,622	$—	$16,907,739	$23,976,158

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2013

	Discovery	International	Diversifying Strategies(1)
ASSETS:
Investment in securities, at value†	$298,338,859	$1,459,191,001	$1,098,044,662
Cash	597	18,391	1,999
Cash denominated in foreign currencies	35	2,145,463	3,272
Receivables:
Dividends	146,702	1,591,407	32,809
Interest	460,653	—	3,862,834
Security lending income	74,048	45,107	—
Investments sold	1,468,345	2,623,400	198,941
Fund shares sold	80,795	556,895	424,579
Recoverable foreign taxes	—	962,935	61,195
Variation margin on futures contracts	563,716	—	62,618
Due from broker—forward foreign currency exchange contracts collateral	—	—	230,000
Due from broker—options contracts collateral	—	—	130,000
Unrealized appreciation on forward foreign currency exchange contracts	3,988	—	594,023

Total Assets	301,137,738	1,467,134,599	1,103,646,932

LIABILITIES:
Payables:
Investments purchased	3,157,914	5,628,079	7,978,812
Distributions	—	389,962	—
Fund shares redeemed	111,936	49,206	—
Foreign taxes	—	22,579	—
Collateral for securities loaned	18,578,865	23,247,526	—
Written Options, at value (Premium $0, $0 and $178,401)	—	—	424,561
Unrealized depreciation on forward foreign currency exchange contracts	1,719	21,599	384,139
Other	—	36,895	—
Accrued Expenses:
Advisory fees	22,635	118,242	91,743
Subadviser fees	277,318	1,633,739	901,222
Fund services fees	23,380	121,652	91,747
Administration fees	8,832	8,832	8,832
Directors’ fees and expenses	650	3,606	2,893
Other accrued expenses	104,512	417,247	173,611

Total Liabilities	22,287,761	31,699,164	10,057,560

NET ASSETS	$278,849,977	$1,435,435,435	$1,093,589,372

NET ASSETS REPRESENTED BY:
Paid-in capital	$234,356,614	$1,245,092,651	$1,050,102,223
Undistributed net investment income (loss)	145,641	12,131,676	(3,342,826)
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency transactions, purchased options on Euro-Bund Futures and written options	8,487,833	(63,310,477)	7,424,983
Net unrealized appreciation on investments, futures contracts, foreign currency transactions, purchased options on Euro-Bund Futures and written options	35,859,889	241,521,585	39,404,992

NET ASSETS	$278,849,977	$1,435,435,435	$1,093,589,372

CAPITAL SHARES:
Net Assets—Investor Shares	$3,742,490	$16,439,829	$—
Shares Outstanding—Investor Shares	344,716	1,483,072	—
Net Asset Value—Investor Shares offering and redemption price per share (net assets divided by shares outstanding)	$10.86	$11.08	$—
Net Assets—T Shares	$275,107,487	$1,418,995,606	$1,093,589,372
Shares Outstanding—T Shares	25,331,677	127,989,182	104,856,178
Net Asset Value—T Shares offering and redemption price per share (net assets divided by shares outstanding)	$10.86	$11.09	$10.43
Cost of investments	$265,963,431	$1,217,686,042	$1,061,217,025
Cost of cash denominated in foreign currencies	$35	$2,134,719	$3,217

† Includes securities on loan with values of (Note 7):	$17,958,030	$22,232,808	$—
(1)	Formerly Diversified Assets Fund.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2013

	Core Bond Index	500 Stock Index	Broad Market Index	Mid/Small Company Index	Overseas Equity Index
ASSETS:
Investment in securities, at value†	$1,388,562,225	$664,137,184	$792,810,681	$764,823,436	$297,377,160
Cash	2,242	319	240	3,390	—
Cash denominated in foreign currencies	—	—	—	—	863,917
Receivables:
Dividends	7,671	872,803	1,012,982	810,899	250,331
Interest	7,580,921	—	—	—	—
Security lending income	1,456	1,461	23,099	82,762	7,349
Investments sold	18,338,730	—	536	3,144	2,278,220
Fund shares sold	5,488,728	162,240	54,720	492,169	134,406
Due from investment adviser	52,365	26,187	30,121	28,080	11,723
Recoverable foreign taxes	—	—	—	—	260,017
Variation margin on futures contracts	—	49,919	47,015	51,428	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	33,143

Total Assets	1,420,034,338	665,250,113	793,979,394	766,295,308	301,216,266

LIABILITIES:
Payables:
Investments purchased	127,158,310	—	—	—	1,585
Distributions	3,477,939	—	—	—	—
Fund shares redeemed	420,043	42,618	313,473	12,455	373
Variation margin on futures contracts	—	—	—	—	339
Collateral for securities loaned	9,023,177	3,179,674	13,336,357	45,190,289	3,724,169
Due to custodian	—	—	—	—	311,678
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	—	43,329
Accrued Expenses:
Advisory fees	54,387	27,605	32,276	29,462	12,315
Subadviser fees	32,640	16,144	31,425	24,908	29,620
Fund services fees	112,536	60,505	70,499	63,543	26,450
Administration fees	8,832	8,832	8,832	8,832	8,832
Directors’ fees and expenses	3,839	1,843	1,832	1,832	706
Other accrued expenses	197,777	125,461	103,549	117,446	145,307

Total Liabilities	140,489,480	3,462,682	13,898,243	45,448,767	4,304,703

NET ASSETS	$1,279,544,858	$661,787,431	$780,081,151	$720,846,541	$296,911,563

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,293,272,912	$385,706,677	$432,198,008	$512,904,440	$266,210,672
Undistributed net investment income (loss)	5,799	470,014	6,210,984	1,651,660	(1,096,591)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(23,898,132)	(3,787,103)	(2,644,014)	783,892	(5,986,412)
Net unrealized appreciation on investments, futures contracts and foreign currency transactions	10,164,279	279,397,843	344,316,173	205,506,549	37,783,894

NET ASSETS	$1,279,544,858	$661,787,431	$780,081,151	$720,846,541	$296,911,563

CAPITAL SHARES:
Net Assets—Class I	$22,054,824	$31,916,393	$36,075,552	$28,366,804	$11,103,296
Shares Outstanding—Class I	2,205,162	2,176,785	2,276,945	1,436,362	881,697
Net Asset Value—Class I offering and redemption price per share (net assets divided by shares outstanding)	$10.00	$14.66	$15.84	$19.75	$12.59
Net Assets—Class II	$26,489,693	$2,270,822	$15,887,118	$5,541,047	$3,326,693
Shares Outstanding—Class II	2,633,278	164,611	1,071,867	299,076	283,120
Net Asset Value—Class II offering and redemption price per share (net assets divided by shares outstanding)	$10.06	$13.80	$14.82	$18.53	$11.75
Net Assets—T Shares	$1,231,000,341	$627,600,216	$728,118,481	$686,938,690	$282,481,574
Shares Outstanding—T Shares	123,128,224	42,787,406	45,952,415	34,770,146	22,427,854
Net Asset Value—T Shares offering and redemption price per share (net assets divided by shares outstanding)	$10.00	$14.67	$15.85	$19.76	$12.60
Cost of investments	$1,378,397,946	$385,147,746	$448,863,393	$559,790,067	$259,668,712
Cost of cash denominated in foreign currencies	$—	$—	$—	$—	$859,653

† Includes securities on loan with values of (Note 7):	$8,827,990	$3,085,663	$13,005,266	$43,990,337	$3,532,862

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2013

	Model Portfolio Funds
	Conservative Growth	Traditional Growth	Long-Term Growth	All-Equity Growth
ASSETS:
Investment in securities, at value	$6,803,901	$16,890,350	$43,518,072	$27,630,152
Investments in securities of affiliated Mutual Funds, at value(a)	654,724,942	1,673,391,406	2,168,868,874	898,555,714
Cash	1,651,578	1,620,959	—	—
Receivables:
Dividends	241,691	672,311	886,068	89,260
Investments sold	278,619	164,467	420,744	252,497
Fund shares sold	20,887,777	64,359,168	97,025,217	33,762,904

Total Assets	684,588,508	1,757,098,661	2,310,718,975	960,290,527

LIABILITIES:
Payables:
Investments purchased	1,893,220	2,380,966	885,961	89,214
Distributions	20,836,387	64,273,224	97,008,277	33,746,170
Fund shares redeemed	251,794	2,603	249,055	183,114
Accrued Expenses:
Advisory fees	57,796	133,851	170,644	78,022
Fund services fees	22,909	27,561	23,998	10,851
Administration fees	7,406	7,406	7,406	7,406
Directors’ fees and expenses	4,090	10,611	13,286	5,272
Other accrued expenses	84,048	176,308	220,475	102,926

Total Liabilities	23,157,650	67,012,530	98,579,102	34,222,975

NET ASSETS	$661,430,858	$1,690,086,131	$2,212,139,873	$926,067,552

NET ASSETS REPRESENTED BY:
Paid-in capital	$574,487,224	$1,400,261,242	$1,757,458,326	$700,684,262
Undistributed net investment income	9,433	170,681	212,596	1,317,786
Accumulated net realized gain on investments	210,798	15,911,669	55,269,884	21,151,931
Net unrealized appreciation on investments	86,723,403	273,742,539	399,199,067	202,913,573

NET ASSETS	$661,430,858	$1,690,086,131	$2,212,139,873	$926,067,552

CAPITAL SHARES:
Net Assets—Investor M Shares	$102,862,028	$124,345,787	$108,361,863	$49,173,506
Shares Outstanding—Investor M Shares	3,836,710	4,713,997	4,157,508	1,831,112
Net Asset Value—Investor M Shares offering and redemption price per share (net assets divided by shares outstanding)	$26.81	$26.38	$26.06	$26.85
Net Assets—TM Shares	$558,568,830	$1,565,740,344	$2,103,778,010	$876,894,046
Shares Outstanding—TM Shares	20,831,345	59,345,571	80,696,653	32,643,400
Net Asset Value—TM Shares offering and redemption price per share (net assets divided by shares outstanding)	$26.81	$26.38	$26.07	$26.86
Cost of investments	$7,043,125	$17,556,146	$45,590,648	$28,887,393
Cost of securities of affiliated Mutual Funds	$567,762,315	$1,398,983,071	$1,767,597,231	$694,384,900

(a)	Investment in other Vantagepoint Funds (Note 1).

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2013

	Milestone Funds
	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025
ASSETS:
Investment in securities, at value	$3,314,528	$3,096,801	$7,974,091	$13,726,257	$11,135,776
Investments in securities of affiliated Mutual Funds, at value(a)	320,345,457	287,012,403	548,248,925	635,384,578	529,916,404
Cash	1,261,143	1,001,364	1,504,707	736,063	75,623
Receivables:
Dividends	86,514	65,228	150,360	252,282	237,482
Investments sold	181,889	40,663	70,859	77,229	64,855
Fund shares sold	10,283,545	12,813,843	21,001,999	24,594,141	19,251,058

Total Assets	335,473,076	304,030,302	578,950,941	674,770,550	560,681,198

LIABILITIES:
Payables:
Investments purchased	1,634,893	1,111,594	1,807,603	1,635,775	721,998
Distributions	9,932,554	12,763,740	20,824,755	23,871,412	18,787,230
Fund shares redeemed	165,531	—	11,769	—	—
Accrued Expenses:
Advisory fees	29,165	25,954	49,511	57,450	47,850
Fund services fees	19,229	16,050	23,679	22,333	19,147
Administration fees	7,406	7,406	7,406	7,406	7,406
Directors’ fees and expenses	1,746	1,576	2,430	2,390	1,903
Other accrued expenses	50,291	51,421	67,279	67,242	62,827

Total Liabilities	11,840,815	13,977,741	22,794,432	25,664,008	19,648,361

NET ASSETS	$323,632,261	$290,052,561	$556,156,509	$649,106,542	$541,032,837

NET ASSETS REPRESENTED BY:
Paid-in capital	$308,608,239	$262,534,174	$486,593,694	$553,317,253	$447,293,108
Undistributed net investment income	—	—	—	—	—
Accumulated net realized gain on investments	3,349,973	4,319,025	1,967,448	3,302,818	4,795,981
Net unrealized appreciation on investments	11,674,049	23,199,362	67,595,367	92,486,471	88,943,748

NET ASSETS	$323,632,261	$290,052,561	$556,156,509	$649,106,542	$541,032,837

CAPITAL SHARES:
Net Assets—Investor M Shares	$86,047,888	$71,804,170	$106,284,716	$101,058,992	$86,764,336
Shares Outstanding—Investor M Shares	7,891,888	6,335,726	8,916,880	8,196,738	6,878,099
Net Asset Value—Investor M Shares offering and redemption price per share (net assets divided by shares outstanding)	$10.90	$11.33	$11.92	$12.33	$12.61
Net Assets—TM Shares	$237,584,373	$218,248,391	$449,871,793	$548,047,550	$454,268,501
Shares Outstanding—TM Shares	21,786,135	19,253,884	37,738,656	44,442,519	36,000,174
Net Asset Value—TM Shares offering and redemption price per share (net assets divided by shares outstanding)	$10.91	$11.34	$11.92	$12.33	$12.62
Cost of investments	$3,437,232	$3,211,090	$8,311,873	$14,220,338	$11,526,510
Cost of securities of affiliated Mutual Funds	$308,548,704	$263,698,752	$480,315,776	$542,404,026	$440,581,922

(a)	Investment in other Vantagepoint Funds (Note 1).

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Assets and Liabilities

December 31, 2013

	Milestone Funds
	Milestone 2030	Milestone 2035	Milestone 2040	Milestone 2045	Milestone 2050
ASSETS:
Investment in securities, at value	$9,182,038	$9,005,208	$8,913,053	$3,324,912	$729,190
Investments in securities of affiliated Mutual Funds, at value(a)	430,149,895	294,262,085	285,865,868	94,866,833	21,611,960
Cash	23,521	6,303	—	—	—
Receivables:
Dividends	159,496	77,910	62,392	21,183	4,776
Investments sold	54,160	38,269	36,713	13,328	1,403
Fund shares sold	16,225,459	12,160,133	14,919,211	5,263,378	574,862
Due from investment adviser	—	—	—	—	1,289

Total Assets	455,794,569	315,549,908	309,797,237	103,489,634	22,923,480

LIABILITIES:
Payables:
Investments purchased	374,566	338,977	252,449	45,436	34,773
Distributions	15,998,204	11,871,531	14,657,320	5,173,333	538,062
Fund shares redeemed	—	246	8,576	10,299	—
Accrued Expenses:
Advisory fees	38,729	26,685	25,944	8,495	1,874
Fund services fees	17,228	12,860	11,804	5,290	1,480
Administration fees	7,406	7,406	7,406	7,546	9,574
Directors’ fees and expenses	1,510	940	997	326	24
Other accrued expenses	56,831	49,099	49,985	43,223	47,798

Total Liabilities	16,494,474	12,307,744	15,014,481	5,293,948	633,585

NET ASSETS	$439,300,095	$303,242,164	$294,782,756	$98,195,686	$22,289,895

NET ASSETS REPRESENTED BY:
Paid-in capital	$353,081,861	$239,006,524	$225,760,523	$80,416,223	$19,800,594
Undistributed net investment income	288	1	—	—	—
Accumulated net realized gain on investments	4,998,879	4,293,439	3,978,752	3,295,348	791,226
Net unrealized appreciation on investments	81,219,067	59,942,200	65,043,481	14,484,115	1,698,075

NET ASSETS	$439,300,095	$303,242,164	$294,782,756	$98,195,686	$22,289,895

CAPITAL SHARES:
Net Assets—Investor M Shares	$78,294,611	$58,606,747	$53,970,194	$24,388,455	$6,847,604
Shares Outstanding—Investor M Shares	6,012,323	4,433,674	3,998,713	1,679,386	537,679
Net Asset Value—Investor M Shares offering and redemption price per share (net assets divided by shares outstanding)	$13.02	$13.22	$13.50	$14.52	$12.74
Net Assets—TM Shares	$361,005,484	$244,635,417	$240,812,562	$73,807,231	$15,442,291
Shares Outstanding—TM Shares	27,711,273	18,500,957	17,835,796	5,079,851	1,211,835
Net Asset Value—TM Shares offering and redemption price per share (net assets divided by shares outstanding)	$13.03	$13.22	$13.50	$14.53	$12.74
Cost of investments	$9,498,489	$9,345,243	$9,241,539	$3,395,084	$732,092
Cost of securities of affiliated Mutual Funds	$348,614,377	$233,979,850	$220,493,901	$80,312,546	$19,910,983

(a)	Investment in other Vantagepoint Funds (Note 1).

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Period from January 1, 2013 to December 31, 2013

	Low Duration Bond	Inflation Protected Securities	Equity Income
INVESTMENT INCOME:
Dividends	$28,562	$17,676	$46,291,006
Interest	10,715,616	5,886,901	—
Security lending income	23,198	6	369,914
Foreign taxes withheld on dividends	—	—	(180,026)

Total investment income	10,767,376	5,904,583	46,480,894

EXPENSES:
Advisory (Note 4)	584,145	606,377	2,244,225
Subadviser	804,559	897,490	7,782,652
Fund services Investor Shares	476,597	483,214	1,358,007
Fund services T Shares	447,970	468,323	1,856,297
Custodian	84,335	56,417	64,964
Administration	17,956	17,956	17,956
Fund accounting	22,500	22,500	70,510
Legal	65,924	61,206	202,427
Audit	26,516	26,517	26,517
Directors	13,283	14,621	48,152
State license fees and memberships	27,848	32,139	32,290
Other expenses	40,113	45,625	121,057

Total expenses	2,611,746	2,732,385	13,825,054
Less waivers (Note 4)	—	—	(93,010)

Net Expenses	2,611,746	2,732,385	13,732,044

NET INVESTMENT INCOME	8,155,630	3,172,198	32,748,850

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on:
Investments	2,660,971	4,874,753	125,238,415
Forward contracts and foreign currency transactions	(586,648)	(923)	(2,050)
Futures contracts	(212,510)	1,593,792	—
Written options	—	420,402	—
Swap agreements	—	(41,309)	—

Net realized gain	1,861,813	6,846,715	125,236,365

Net change in unrealized appreciation (depreciation) on:
Investments	(4,593,957)	(65,343,864)	451,643,367
Forward contracts and foreign currency transactions	(58,158)	2,455	2,060
Futures contracts	17,440	(79,189)	—
Written options	—	188,342	—
Swap agreements	—	(773,933)	—

Net change in unrealized appreciation (depreciation)	(4,634,675)	(66,006,189)	451,645,427

NET GAIN (LOSS)	(2,772,862)	(59,159,474)	576,881,792

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,382,768	$(55,987,276)	$609,630,642

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Period from January 1, 2013 to December 31, 2013

	Growth & Income	Growth	Select Value	Aggressive Opportunities
INVESTMENT INCOME:
Dividends	$25,374,778	$23,452,648	$8,472,413	$10,141,421
Interest	—	21	—	—
Security lending income	117,056	266,314	46,065	765,667
Foreign taxes withheld on dividends	(115,770)	(99,509)	(10,757)	(52,832)

Total investment income	25,376,064	23,619,474	8,507,721	10,854,256

EXPENSES:
Advisory (Note 4)	1,479,291	2,089,351	418,918	1,112,494
Subadviser	4,560,398	6,373,755	2,056,793	3,927,821
Fund services Investor Shares	876,356	1,191,172	235,003	677,468
Fund services T Shares	1,228,951	1,749,085	351,789	918,970
Custodian	40,516	54,599	16,832	63,593
Administration	17,956	17,956	17,956	17,956
Fund accounting	47,440	55,230	22,823	40,760
Legal	131,195	187,691	36,806	100,859
Audit	26,517	26,517	26,516	26,518
Directors	31,238	45,877	8,811	26,075
State license fees and memberships	33,559	28,392	25,013	56,258
Other expenses	74,827	108,515	20,401	65,677

Total expenses	8,548,244	11,928,140	3,237,661	7,034,449
Less waivers (Note 4)	(56,674)	—	—	—

Net Expenses	8,491,570	11,928,140	3,237,661	7,034,449

NET INVESTMENT INCOME	16,884,494	11,691,334	5,270,060	3,819,807

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on:
Investments	141,010,185	191,835,786	65,520,186	124,685,545
Forward contracts and foreign currency transactions	2,475	—	—	329

Net realized gain	141,012,660	191,835,786	65,520,186	124,685,874

Net change in unrealized appreciation (depreciation) on:
Investments	275,905,273	411,408,786	52,501,065	235,361,506
Forward contracts and foreign currency transactions	29	—	—	308

Net change in unrealized appreciation	275,905,302	411,408,786	52,501,065	235,361,814

NET GAIN	416,917,962	603,244,572	118,021,251	360,047,688

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$433,802,456	$614,935,906	$123,291,311	$363,867,495

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Period from January 1, 2013 to December 31, 2013

	Discovery	International		Diversifying Strategies(1)
INVESTMENT INCOME:
Dividends	$1,909,927	$39,916,458		$1,777,548
Interest	1,709,910	—		16,565,182
Security lending income	542,001	859,719		—
Foreign taxes withheld on dividends	(7,903)	(2,833,384)		(57,844)

Total investment income	4,153,935	37,942,793		18,284,886

EXPENSES:
Advisory (Note 4)	241,449	1,327,752		1,022,348
Subadviser	1,049,910	6,347,730		3,824,770
Fund services Investor Shares	137,228	804,519		—
Fund services T Shares	202,249	1,097,934		1,422,000
Custodian	51,048	398,028		140,087
Administration	17,956	17,956		17,956
Fund accounting	22,585	52,310		43,340
Legal	21,773	126,082		94,036
Audit	27,518	113,019		27,518
Directors	5,293	30,081		22,188
State license fees and memberships	23,406	33,429		20,098
Other expenses	12,860	81,744		68,451

Total expenses	1,813,275	10,430,584		6,702,792
Less waivers (Note 4)	—	—		(635,701)

Net Expenses	1,813,275	10,430,584		6,067,091

NET INVESTMENT INCOME	2,340,660	27,512,209		12,217,795

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on:
Investments	16,844,039	95,450,408		29,644,646
Forward contracts and foreign currency transactions	(19,039)	605,487		(2,328,594)
Futures contracts	36,407,618	—		2,086,498
Written options	—	—		(608,929)
Purchased options on Euro Bond futures contracts	—	—		(51,238)

Net realized gain	53,232,618	96,055,895		28,742,383

Net change in unrealized appreciation (depreciation) on:
Investments	22,265,695	99,082,289	(a)	13,588,886
Forward contracts and foreign currency transactions	3,063	179,135		566,080
Futures contracts	2,879,398	—		3,138,576
Written options	—	—		(285,860)
Purchased options on Euro-Bund futures contracts	—	—		(99,100)

Net change in unrealized appreciation	25,148,156	99,261,424		16,908,582

NET GAIN	78,380,774	195,317,319		45,650,965

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$80,721,434	$222,829,528		$57,868,760

(1)	Formerly Diversified Assets Fund.
(a)	Net of increase in deferred foreign tax of $108,458.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Period from January 1, 2013 to December 31, 2013

	Core Bond Index	500 Stock Index	Broad Market Index	Mid/Small Company Index	Overseas Equity Index
INVESTMENT INCOME:
Dividends	$105,079	$11,876,139	$13,011,756	$9,604,791	$7,751,483
Interest	30,369,604	266	213	195	140
Security lending income	88,791	24,920	206,367	850,533	202,457
Foreign taxes withheld on dividends	—	(1,773)	(3,340)	(6,166)	(460,565)

Total investment income	30,563,474	11,899,552	13,214,996	10,449,353	7,493,515

EXPENSES:
Advisory	630,862	282,457	323,619	298,333	128,046
Subadviser	133,350	58,965	97,178	93,415	110,189
Fund services Class I	505,224	123,753	146,852	208,312	51,563
Fund services Class II	75,250	59,177	82,261	37,267	30,083
Fund services T Shares (Note 4)	1,018,061	464,485	516,025	489,960	208,820
Custodian	213,537	50,342	59,431	85,077	146,743
Administration	17,956	17,956	17,956	17,956	17,956
Fund accounting	40,270	22,500	22,500	22,500	22,500
Legal	118,532	47,122	57,130	51,396	22,136
Audit	26,516	26,516	26,516	26,516	71,516
Directors	26,885	10,522	13,504	11,731	5,344
State license fees and memberships	44,404	76,574	35,711	47,591	57,302
Other expenses	82,739	29,088	32,828	33,670	46,686

Total expenses	2,933,586	1,269,457	1,431,511	1,423,724	918,884
Less waivers (Note 4)	(509,031)	(232,243)	(258,012)	(244,980)	(104,410)

Net Expenses	2,424,555	1,037,214	1,173,499	1,178,744	814,474

NET INVESTMENT INCOME	28,138,919	10,862,338	12,041,497	9,270,609	6,679,041

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on:
Investments	917,714	19,186,685	15,348,699	49,178,560	2,058,857
Forward contracts and foreign currency transactions	—	—	—	–	(147,922)
Futures contracts	—	2,768,560	2,221,772	2,218,485	596,797

Net realized gain	917,714	21,955,245	17,570,471	51,397,045	2,507,732

Net change in unrealized appreciation (depreciation) on:
Investments	(59,225,189)	120,612,627	155,046,924	126,236,911	41,623,846
Forward contracts and foreign currency transactions	—	—	—	—	5,012
Futures contracts	—	420,449	351,567	435,753	73,626

Net change in unrealized appreciation (depreciation)	(59,225,189)	121,033,076	155,398,491	126,672,664	41,702,484

NET GAIN (LOSS)	(58,307,475)	142,988,321	172,968,962	178,069,709	44,210,216

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(30,168,556)	$153,850,659	$185,010,459	$187,340,318	$50,889,257

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Period from January 1, 2013 to December 31, 2013

	Model Portfolio Funds
	Conservative Growth	Traditional Growth	Long-Term Growth	All-Equity Growth
INVESTMENT INCOME:
Dividend income from affiliated mutual funds(a)	$9,696,838	$24,266,445	$30,908,416	$10,287,245
Dividend income from non-affiliates	162,318	401,195	1,041,316	631,978

Total investment income	9,859,156	24,667,640	31,949,732	10,919,223

EXPENSES:
Advisory (Note 4)	623,962	1,418,814	1,786,370	782,817
Fund services Investor M Shares	202,003	236,656	206,252	89,337
Custodian	2,190	2,190	2,190	2,190
Administration	15,014	15,014	15,014	15,014
Fund accounting	17,885	48,230	61,980	25,010
Legal	59,118	139,802	180,805	72,104
Audit	19,941	19,942	19,942	19,942
Directors	14,204	35,612	45,263	17,634
State license fees and memberships	28,088	35,063	36,369	28,710
Other expenses	36,904	87,746	111,155	37,846

Total expenses	1,019,309	2,039,069	2,465,340	1,090,604

NET INVESTMENT INCOME	8,839,847	22,628,571	29,484,392	9,828,619

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on:
Investments with non-affiliates	(79,780)	(124,846)	(189,589)	(85,045)
Investments with affiliates	4,989,248	14,969,657	26,325,324	(1,507,903)
Realized gain distributions from affiliated mutual funds	15,109,383	57,410,940	93,343,859	50,581,334

Net realized gain	20,018,851	72,255,751	119,479,594	48,988,386

Net change in unrealized appreciation (depreciation) on:
Investments with non-affiliates	(239,224)	(665,796)	(2,072,576)	(1,257,241)
Investments with affiliates	39,138,533	168,032,872	272,770,840	158,991,166

Net change in unrealized appreciation on investments	38,899,309	167,367,076	270,698,264	157,733,925

NET GAIN	58,918,160	239,622,827	390,177,858	206,722,311

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,758,007	$262,251,398	$419,662,250	$216,550,930

(a)	Received from other Vantagepoint Funds (Note 1).

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Period from January 1, 2013 to December 31, 2013

	Milestone Funds
	Milestone Retirement Income	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025
INVESTMENT INCOME:
Dividend income from affiliated mutual funds(a)	$4,678,380	$4,025,972	$7,814,246	$9,542,578	$8,172,892
Dividend income from non-affiliates	82,989	71,873	196,876	302,395	250,555

Total investment income	4,761,369	4,097,845	8,011,122	9,844,973	8,423,447

EXPENSES:
Advisory (Note 4)	302,379	271,705	508,193	564,703	463,437
Fund services Investor M Shares	166,727	142,523	210,208	192,670	158,910
Custodian	365	365	1,643	1,756	1,153
Administration	15,014	15,014	15,014	15,014	15,014
Fund accounting	12,500	12,500	16,156	16,586	13,791
Legal	25,041	23,524	44,323	48,298	39,428
Audit	19,942	19,942	19,942	19,942	19,942
Directors	6,110	5,631	10,355	10,698	8,655
State license fees and memberships	26,930	26,904	28,916	29,129	27,247
Other expenses	15,775	13,699	28,901	34,264	29,337

Total expenses	590,783	531,807	883,651	933,060	776,914

NET INVESTMENT INCOME	4,170,586	3,566,038	7,127,471	8,911,913	7,646,533

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on:
Investments with non-affiliates	(50,264)	(42,140)	(86,052)	(110,900)	(68,195)
Investments with affiliates	4,253,150	8,364,849	10,111,246	8,801,248	5,730,380
Realized gain distributions from affiliated mutual funds	5,951,328	6,283,682	13,093,617	16,713,690	15,098,674

Net realized gain	10,154,214	14,606,391	23,118,811	25,404,038	20,760,859

Net change in unrealized appreciation (depreciation) on:
Investments with non-affiliates	(122,704)	(114,289)	(337,782)	(494,081)	(390,734)
Investments with affiliates	3,601,066	10,687,784	35,158,901	53,883,433	55,319,264

Net change in unrealized appreciation on investments	3,478,362	10,573,495	34,821,119	53,389,352	54,928,530

NET GAIN	13,632,576	25,179,886	57,939,930	78,793,390	75,689,389

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,803,162	$28,745,924	$65,067,401	$87,705,303	$83,335,922

(a)	Received from other Vantagepoint Funds (Note 1).

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Operations

For the Period from January 1, 2013 to December 31, 2013

	Milestone Funds
	Milestone 2030	Milestone 2035	Milestone 2040	Milestone 2045	Milestone 2050
INVESTMENT INCOME:
Dividend income from affiliated mutual funds(a)	$6,416,511	$4,177,935	$3,953,375	$1,277,810	$282,538
Dividend income from non-affiliates	198,709	201,985	199,967	61,108	10,950

Total investment income	6,615,220	4,379,920	4,153,342	1,338,918	293,488

EXPENSES:
Advisory (Note 4)	369,429	250,400	244,205	73,292	12,808
Fund services Class Investor M	137,182	102,746	95,378	40,657	10,567
Custodian	365	365	365	704	366
Administration	15,014	15,014	15,014	15,002	12,632
Fund accounting	12,500	12,500	12,500	12,500	10,546
Legal	31,324	21,016	20,519	5,794	4,797
Audit	19,942	19,942	19,942	19,942	19,941
Directors	6,876	4,584	4,524	1,546	207
State license fees and memberships	25,950	25,336	25,311	24,719	36,926
Other expenses	23,410	16,312	15,615	8,181	5,863

Total expenses	641,992	468,215	453,373	202,337	114,653
Less reimbursements/waivers (Note 4)	—	—	—	—	(56,992)

Net Expenses	641,992	468,215	453,373	202,337	57,661

NET INVESTMENT INCOME	5,973,228	3,911,705	3,699,969	1,136,581	235,827

NET REALIZED AND UNREALIZED GAIN (LOSS) (Note 2):
Net realized gain (loss) on:
Investments with non-affiliates	(66,560)	(34,882)	(62,655)	(32,694)	(14,888)
Investments with affiliates	4,764,034	4,159,749	6,734,228	1,446,275	281,142
Realized gain distributions from affiliated mutual funds	13,599,665	10,348,549	10,842,089	3,643,177	819,241

Net realized gain	18,297,139	14,473,416	17,513,662	5,056,758	1,085,495

Net change in unrealized appreciation (depreciation) on:
Investments with non-affiliates	(316,451)	(340,035)	(328,486)	(70,172)	(2,902)
Investments with affiliates	50,419,194	37,670,106	37,540,206	11,729,350	1,712,032

Net change in unrealized appreciation on investments	50,102,743	37,330,071	37,211,720	11,659,178	1,709,130

NET GAIN	68,399,882	51,803,487	54,725,382	16,715,936	2,794,625

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$74,373,110	$55,715,192	$58,425,351	$17,852,517	$3,030,452

(a)	Received from other Vantagepoint Funds (Note 1).

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Low Duration Bond			Inflation Protected Securities
	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
Increase (decrease) in net assets resulting from operations:
Net investment income	$8,155,630		$8,838,699	$3,172,198		$9,029,538
Net realized gain	1,861,813		2,366,080	6,846,715		18,362,110
Net change in unrealized appreciation (depreciation)	(4,634,675)		10,839,794	(66,006,189)		15,011,485

Net increase (decrease) in net assets resulting from operations	5,382,768		22,044,573	(55,987,276)		42,403,133

Distributions to shareholders from:
Net investment income—Investor Shares	(1,663,838)		(9,195,945)	(221,562)		(9,370,228)
Net investment income—T Shares	(5,940,188)		—	(4,325,100)		—
Net realized gain—Investor Shares	(150,290)		—	(623,505)		(23,995,221)
Net realized gain—T Shares	(1,748,177)		—	(11,975,515)		—

Total distributions	(9,502,493)		(9,195,945)	(17,145,682)		(33,365,449)

Capital share transactions:
Proceeds from sale of shares—Investor Shares	40,565,488	(a)	74,689,158	26,955,242	(a)	113,074,031
Proceeds from sale of shares—T Shares	659,825,940	(b)	—	737,014,517	(b)	—
Reinvestment of distributions—Investor Shares	1,814,128	(a)	9,195,945	845,067	(a)	33,365,449
Reinvestment of distributions—T Shares	7,688,365	(b)	—	16,300,599	(b)	—
Value of shares redeemed—Investor Shares	(587,049,907	)(a)	(28,934,930)	(660,016,790	)(a)	(70,332,779)
Value of shares redeemed—T Shares	(108,729,626	)(b)	—	(134,483,013	)(b)	—

Net increase (decrease) from capital share transactions	14,114,388		54,950,173	(13,384,378)		76,106,701

Total increase (decrease) in net assets	9,994,663		67,798,801	(86,517,336)		85,144,385

NET ASSETS at beginning of year	592,261,678		524,462,877	669,335,878		584,191,493

NET ASESTS at end of year	$602,256,341		$592,261,678	$582,818,542		$669,335,878

Accumulated net investment loss included in net assets at end of year	$(73,067)		$(125,031)	$—		$—

SHARE TRANSACTIONS:
Number of shares sold—Investor Shares	3,985,435	(a)	7,394,386	2,298,837	(a)	9,419,976
Number of shares issued through reinvestment of dividends and distributions—Investor Shares	178,277	(a)	908,506	78,875	(a)	2,793,474
Number of shares redeemed—Investor Shares	(57,568,197	)(a)	(2,857,768)	(56,096,884	)(a)	(5,809,873)

Net increase (decrease) in shares outstanding—Investor Shares	(53,404,485)		5,445,124	(53,719,172)		6,403,577

Number of shares sold—T Shares	64,728,519	(b)	—	63,122,487	(b)	—
Number of shares issued through reinvestment of dividends and distributions—T Shares	758,360	(b)	—	1,522,013	(b)	—
Number of shares redeemed—T Shares	(10,669,158	)(b)	—	(11,833,076	)(b)	—

Net increase in shares outstanding—T Shares	54,817,721		—	52,811,424		—

(a)	On March 1, 2013 all outstanding shares were renamed Investor Shares.
(b)	T Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Equity Income			Growth & Income
	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
Increase (decrease) in net assets resulting from operations:
Net investment income	$32,748,850		$32,040,619	$16,884,494		$16,644,174
Net realized gain	125,236,365		75,277,866	141,012,660		49,270,103
Net change in unrealized appreciation	451,645,427		150,843,642	275,905,302		124,758,582

Net increase in net assets resulting from operations	609,630,642		258,162,127	433,802,456		190,672,859

Distributions to shareholders from:
Net investment income—Investor Shares	(737,715)		(34,190,956)	(366,671)		(21,868,329)
Net investment income—T Shares	(33,945,922)		—	(18,622,686)		—
Net realized gain—Investor Shares	(2,872,559)		(61,060,518)	(2,734,608)		(19,147,346)
Net realized gain—T Shares	(114,400,246)		—	(115,428,501)		—

Total distributions	(151,956,442)		(95,251,474)	(137,152,466)		(41,015,675)

Capital share transactions:
Proceeds from sale of shares—Investor Shares	15,231,439	(a)	102,361,335	15,028,134	(a)	67,838,551
Proceeds from sale of shares—T Shares	2,201,358,047	(b)	—	1,513,212,382	(b)	—
Reinvestment of distributions—Investor Shares	3,608,020	(a)	95,250,056	3,098,476	(a)	41,014,805
Reinvestment of distributions—T Shares	148,346,169	(b)	—	134,051,187	(b)	—
Value of shares redeemed—Investor Shares	(2,123,810,070	)(a)	(157,774,830)	(1,377,006,631	)(a)	(115,488,486)
Value of shares redeemed—T Shares	(235,269,955	)(b)	—	(154,471,604	)(b)	—

Net increase (decrease) from capital share transactions	9,463,650		39,836,561	133,911,944		(6,635,130)

Total increase in net assets	467,137,850		202,747,214	430,561,934		143,022,054

NET ASSETS at beginning of year	2,020,304,504		1,817,557,290	1,305,504,102		1,162,482,048

NET ASESTS at end of year	$2,487,442,354		$2,020,304,504	$1,736,066,036		$1,305,504,102

Accumulated net investment income included in net assets at end of year	$242,642		$345,542	$111,728		$299,354

SHARE TRANSACTIONS:
Number of shares sold—Investor Shares	1,541,223	(a)	11,427,458	1,280,956	(a)	6,455,591
Number of shares issued through reinvestment of dividends and distributions—Investor Shares	330,405	(a)	10,654,369	238,711	(a)	3,876,635
Number of shares redeemed—Investor Shares	(220,690,078	)(a)	(17,564,208)	(120,341,046	)(a)	(10,937,516)

Net increase (decrease) in shares outstanding—Investor Shares	(218,818,450)		4,517,619	(118,821,379)		(605,290)

Number of shares sold—T Shares	227,428,866	(b)	—	130,400,734	(b)	—
Number of shares issued through reinvestment of dividends and distributions—T Shares	13,584,814	(b)	—	10,327,518	(b)	—
Number of shares redeemed—T Shares	(22,437,107	)(b)	—	(12,417,741	)(b)	—

Net increase in shares outstanding—T Shares	218,576,573		—	128,310,511		—

(a)	On March 1, 2013 all outstanding shares were renamed Investor Shares.
(b)	T Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Growth			Select Value
	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
Increase (decrease) in net assets resulting from operations:
Net investment income	$11,691,334		$10,742,413	$5,270,060		$5,978,461
Net realized gain	191,835,786		155,001,081	65,520,186		20,361,611
Net change in unrealized appreciation	411,408,786		88,427,325	52,501,065		26,243,397

Net increase in net assets resulting from operations	614,935,906		254,170,819	123,291,311		52,583,469

Distributions to shareholders from:
Net investment income—Investor Shares	(103,933)		(11,011,407)	(80,138)		(5,605,375)
Net investment income—T Shares	(11,657,940)		—	(4,823,744)		—
Net realized gain—Investor Shares	—		—	(1,063,558)		(6,532,872)
Net realized gain—T Shares	—		—	(54,180,973)		—

Total distributions	(11,761,873)		(11,011,407)	(60,148,413)		(12,138,247)

Capital share transactions:
Proceeds from sale of shares—Investor Shares	10,947,178	(a)	63,823,414	9,493,907	(a)	23,846,471
Proceeds from sale of shares—T Shares	2,006,555,579	(b)	—	448,840,305	(b)	—
Reinvestment of distributions—Investor Shares	103,933	(a)	11,011,407	1,143,696	(a)	12,138,247
Reinvestment of distributions—T Shares	11,657,940	(b)	—	59,004,717	(b)	—
Value of shares redeemed—Investor Shares	(1,974,576,991	)(a)	(188,140,810)	(391,615,933	)(a)	(40,858,911)
Value of shares redeemed—T Shares	(213,310,811	)(b)	—	(68,864,249	)(b)	—

Net increase (decrease) from capital share transactions	(158,623,172)		(113,305,989)	58,002,443		(4,874,193)

Total increase in net assets	444,550,861		129,853,423	121,145,341		35,571,029

NET ASSETS at beginning of year	1,880,928,869		1,751,075,446	355,590,218		320,019,189

NET ASESTS at end of year	$2,325,479,730		$1,880,928,869	$476,735,559		$355,590,218

Accumulated net investment income included in net assets at end of year	$515,017		$431,376	$656,367		$691,050

SHARE TRANSACTIONS:
Number of shares sold—Investor Shares	1,068,641	(a)	6,923,599	766,624	(a)	2,257,052
Number of shares issued through reinvestment of dividends and distributions—Investor Shares	8,278	(a)	1,171,947	90,268	(a)	1,119,598
Number of shares redeemed—Investor Shares	(195,986,441	)(a)	(20,167,715)	(32,626,490	)(a)	(3,780,155)

Net decrease in shares outstanding—Investor Shares	(194,909,522)		(12,072,169)	(31,769,598)		(403,505)

Number of shares sold—T Shares	198,573,974	(b)	—	36,926,297	(b)	—
Number of shares issued through reinvestment of dividends and distributions—T Shares	928,935	(b)	—	4,653,369	(b)	—
Number of shares redeemed—T Shares	(18,983,519	)(b)	—	(5,248,707	)(b)	—

Net increase in shares outstanding—T Shares	180,519,390		—	36,330,959		—

(a)	On March 1, 2013 all outstanding shares were renamed Investor Shares.
(b)	T Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Aggressive Opportunities			Discovery
	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
Increase (decrease) in net assets resulting from operations:
Net investment income	$3,819,807		$6,127,736	$2,340,660		$2,577,818
Net realized gain	124,685,874		78,790,503	53,232,618		21,333,068
Net change in unrealized appreciation	235,361,814		58,962,020	25,148,156		6,110,932

Net increase in net assets resulting from operations	363,867,495		143,880,259	80,721,434		30,021,818

Distributions to shareholders from:
Net investment income—Investor Shares	(102,553)		(2,217,223)	(24,674)		(3,314,675)
Net investment income—T Shares	(5,981,960)		—	(2,278,117)		—
Net realized gain—Investor Shares	(2,784,111)		(43,171,399)	(623,318)		(9,858,896)
Net realized gain—T Shares	(103,621,112)		—	(45,897,970)		—

Total distributions	(112,489,736)		(45,388,622)	(48,824,079)		(13,173,571)

Capital share transactions:
Proceeds from sale of shares—Investor Shares	7,008,302	(a)	28,827,592	6,437,198	(a)	18,557,402
Proceeds from sale of shares—T Shares	1,075,216,812	(b)	—	247,226,760	(b)	—
Reinvestment of distributions—Investor Shares	2,886,664	(a)	45,388,622	647,992	(a)	13,173,571
Reinvestment of distributions—T Shares	109,603,072	(b)	—	48,176,087	(b)	—
Value of shares redeemed—Investor Shares	(1,057,021,153	)(a)	(136,249,782)	(234,034,688	)(a)	(29,578,107)
Value of shares redeemed—T Shares	(140,084,683	)(b)	—	(34,373,522	)(b)	—

Net increase (decrease) from capital share transactions	(2,390,986)		(62,033,568)	34,079,827		2,152,866

Total increase in net assets	248,986,773		36,458,069	65,977,182		19,001,113

NET ASSETS at beginning of year	993,728,828		957,270,759	212,872,795		193,871,682

NET ASESTS at end of year	$1,242,715,601		$993,728,828	$278,849,977		$212,872,795

Accumulated net investment income (loss) included in net assets at end of year	$3,572,909		$5,422,729	$145,641		$(639,208)

SHARE TRANSACTIONS:
Number of shares sold—Investor Shares	610,544	(a)	2,843,708	621,093	(a)	1,934,581
Number of shares issued through reinvestment of dividends and distributions—Investor Shares	228,737	(a)	4,504,812	60,673	(a)	1,413,473
Number of shares redeemed—Investor Shares	(95,752,156	)(a)	(13,311,635)	(22,791,895	)(a)	(3,073,906)

Net increase (decrease) in shares outstanding—Investor Shares	(94,912,875)		(5,963,115)	(22,110,129)		274,148

Number of shares sold—T Shares	96,959,354	(b)	—	23,883,843	(b)	—
Number of shares issued through reinvestment of dividends and distributions—T Shares	8,684,871	(b)	—	4,510,870	(b)	—
Number of shares redeemed—T Shares	(11,478,143	)(b)	—	(3,063,036	)(b)	—

Net increase in shares outstanding—T Shares	94,166,082		—	25,331,677		—

(a)	On March 1, 2013 all outstanding shares were renamed Investor Shares.
(b)	T Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	International			Diversifying Strategies(1)
	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
Increase (decrease) in net assets resulting from operations:
Net investment income	$27,512,209		$28,819,042	$12,217,795		$10,416,670
Net realized gain	96,055,895		18,493,004	28,742,383		6,534,965
Net change in unrealized appreciation	99,261,424		165,118,811	16,908,582		13,734,042

Net increase in net assets resulting from operations	222,829,528		212,430,857	57,868,760		30,685,677

Distributions to shareholders from:
Net investment income—Investor Shares	(324,174)		(31,260,095)	—		—
Net investment income—T Shares	(30,641,649)		—	(19,309,467)		(16,028,376)
Net realized gain—T Shares	—		—	(12,954,725)		(2,847,974)

Total distributions	(30,965,823)		(31,260,095)	(32,264,192)		(18,876,350)

Capital share transactions:
Proceeds from sale of shares—Investor Shares	33,149,320	(a)	89,461,948	—		—
Proceeds from sale of shares—T Shares	1,484,852,766	(b)	—	158,059,115	(c)	105,861,883
Reinvestment of distributions—Investor Shares	324,174	(a)	31,260,095	—		—
Reinvestment of distributions—T Shares	30,641,649	(b)	—	32,264,192	(c)	18,876,350
Value of shares redeemed—Investor Shares	(1,354,343,436	)(a)	(136,346,319)	—		—
Value of shares redeemed—T Shares	(256,562,888	)(b)	—	(87,112,245	)(c)	(21,550,584)

Net increase (decrease) from capital share transactions	(61,938,415)		(15,624,276)	103,211,062		103,187,649

Total increase in net assets	129,925,290		165,546,486	128,815,630		114,996,976

NET ASSETS at beginning of year	1,305,510,145		1,139,963,659	964,773,742		849,776,766

NET ASESTS at end of year	$1,435,435,435		$1,305,510,145	$1,093,589,372		$964,773,742

Accumulated net investment income (loss) included in net assets at end of year	$12,131,676		$13,387,816	$(3,342,826)		$(2,889,496)

SHARE TRANSACTIONS:
Number of shares sold—Investor Shares	3,349,541	(a)	10,120,707	—		—
Number of shares issued through reinvestment of dividends and distributions—Investor Shares	29,923	(a)	3,294,004	—		—
Number of shares redeemed—Investor Shares	(137,437,695	)(a)	(14,870,811)	—		—

Net decrease in shares outstanding	(134,058,231)		(1,456,100)	—		—

Number of shares sold—T Shares	149,658,231	(b)	—	15,219,041	(c)	10,340,064
Number of shares issued through reinvestment of dividends and distributions—T Shares	2,828,496	(b)	—	3,111,301	(c)	1,856,104
Number of shares redeemed—T Shares	(24,497,545	)(b)	—	(8,441,046	)(c)	(2,113,189)

Net increase in shares outstanding—T Shares	127,989,182		—	9,889,296		10,082,979

(1)	Formerly Diversified Assets Fund.
(a)	On March 1, 2013 all outstanding shares were renamed Investor Shares.
(b)	T Shares commenced operations on March 1, 2013.
(c)	On March 1, 2013 all outstanding shares were renamed T Shares.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Core Bond Index			500 Stock Index
	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
Increase (decrease) in net assets resulting from operations:
Net investment income	$28,138,919		$29,602,613	$10,862,338		$8,945,898
Net realized gain	917,714		13,542,146	21,955,245		7,716,196
Net change in unrealized appreciation (depreciation)	(59,225,189)		3,036,355	121,033,076		44,847,156

Net increase (decrease) in net assets resulting from operations	(30,168,556)		46,181,114	153,850,659		61,509,250

Distributions to shareholders from:
Net investment income—Class I	(4,513,580)		(27,044,821)	(461,525)		(1,890,180)
Net investment income—Class II	(2,139,819)		(10,930,787)	(38,570)		(6,894,722)
Net investment income—T Shares	(29,373,097)		—	(10,123,159)		—
Net realized gain—Class I	—		—	(82,039)		—
Net realized gain—Class II	—		—	(6,159)		—
Net realized gain—T Shares	—		—	(1,610,120)		—

Total distributions	(36,026,496)		(37,975,608)	(12,321,572)		(8,784,902)

Capital share transactions:
Proceeds from sale of shares—Class I	38,640,943		125,028,027	10,246,532		14,459,474
Proceeds from sale of shares—Class II	16,454,467		47,202,200	7,762,420		47,596,437
Proceeds from sale of shares—T Shares	1,368,035,424	(a)	—	568,091,459	(a)	—
Reinvestment of distributions—Class I	4,513,580		27,044,821	542,591		1,889,425
Reinvestment of distributions—Class II	2,139,819		10,930,787	44,729		6,894,722
Reinvestment of distributions—T Shares	29,373,097	(a)	—	11,733,279	(a)	—
Value of shares redeemed—Class I	(919,028,097)		(65,957,493)	(102,782,107)		(11,998,451)
Value of shares redeemed—Class II	(326,228,097)		(43,568,322)	(369,855,589)		(39,854,238)
Value of shares redeemed—T Shares	(111,286,830	)(a)	—	(58,506,142	)(a)	—

Net increase from capital share transactions	102,614,306		100,680,020	67,277,172		18,987,369

Total increase in net assets	36,419,254		108,885,526	208,806,259		71,711,717

NET ASSETS at beginning of year	1,243,125,604		1,134,240,078	452,981,172		381,269,455

NET ASESTS at end of year	$1,279,544,858		$1,243,125,604	$661,787,431		$452,981,172

Accumulated net investment income (loss) included in net assets at end of year	$5,799		$(15,245)	$470,014		$363,007

SHARE TRANSACTIONS:
Number of shares sold—Class I	3,697,944		11,916,165	794,249		1,313,072
Number of shares issued through reinvestment of dividends and distributions—Class I	433,197		2,564,393	37,628		166,488
Number of shares redeemed—Class I	(87,871,264)		(6,249,159)	(8,499,916)		(1,091,486)

Net increase (decrease) in shares outstanding—Class I	(83,740,123)		8,231,399	(7,668,039)		388,074

Number of shares sold—Class II	1,579,374		4,455,403	681,224		4,624,818
Number of shares issued through reinvestment of dividends and distributions—Class II	205,027		1,030,560	3,298		645,041
Number of shares redeemed—Class II	(31,008,363)		(4,102,957)	(32,577,371)		(3,785,518)

Net increase (decrease) in shares outstanding—Class II	(29,223,962)		1,383,006	(31,892,849)		1,484,341

Number of shares sold—T Shares	131,110,998	(a)	—	46,268,985	(a)	—
Number of shares issued through reinvestment of dividends and distributions—T Shares	2,884,304	(a)	—	813,681	(a)	—
Number of shares redeemed—T Shares	(10,867,078	)(a)	—	(4,295,260	)(a)	—

Net increase in shares outstanding—T Shares	123,128,224		—	42,787,406		—

(a)	T Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Broad Market Index			Mid/Small Company Index
	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
Increase (decrease) in net assets resulting from operations:
Net investment income	$12,041,497		$11,072,458	$9,270,609		$9,044,196
Net realized gain	17,570,471		9,394,023	51,397,045		20,083,974
Net change in unrealized appreciation	155,398,491		57,592,159	126,672,664		45,030,225

Net increase in net assets resulting from operations	185,010,459		78,058,640	187,340,318		74,158,395

Distributions to shareholders from:
Net investment income—Class I	(470,033)		(2,166,992)	(293,878)		(4,730,696)
Net investment income—Class II	(257,019)		(8,699,581)	(70,206)		(3,711,943)
Net investment income—T Shares	(10,904,466)		—	(8,292,024)		—
Net realized gain—Class I	(468,022)		(1,045,053)	(1,955,310)		(10,544,555)
Net realized gain—Class II	(223,484)		(3,740,641)	(407,156)		(7,396,025)
Net realized gain—T Shares	(9,439,615)		—	(47,372,342)		—

Total distributions	(21,762,639)		(15,652,267)	(58,390,916)		(26,383,219)

Capital share transactions:
Proceeds from sale of shares—Class I	14,150,568		12,310,831	10,979,689		43,397,455
Proceeds from sale of shares—Class II	15,290,639		28,629,139	8,884,721		31,228,368
Proceeds from sale of shares—T Shares	663,654,017	(a)	—	594,343,313	(a)	—
Reinvestment of distributions—Class I	938,055		3,212,045	2,247,341		15,274,349
Reinvestment of distributions—Class II	480,503		12,440,222	477,362		11,107,968
Reinvestment of distributions—T Shares	20,344,081	(a)	—	55,664,366	(a)	—
Value of shares redeemed—Class I	(120,738,735)		(17,799,369)	(308,904,404)		(37,977,127)
Value of shares redeemed—Class II	(458,360,911)		(50,603,222)	(214,664,650)		(27,094,717)
Value of shares redeemed—T Shares	(73,226,360	)(a)	—	(49,283,497	)(a)	—

Net increase (decrease) from capital share transactions	62,531,857		(11,810,354)	99,744,241		35,936,296

Total increase in net assets	225,779,677		50,596,019	228,693,643		83,711,472

NET ASSETS at beginning of year	554,301,474		503,705,455	492,152,898		408,441,426

NET ASESTS at end of year	$780,081,151		$554,301,474	$720,846,541		$492,152,898

Accumulated net investment income included in net assets at end of year	$6,210,984		$6,132,598	$1,651,660		$1,449,095

SHARE TRANSACTIONS:
Number of shares sold—Class I	1,008,725		1,026,718	608,104		2,815,097
Number of shares issued through reinvestment of dividends and distributions—Class I	60,209		261,994	115,783		996,796
Number of shares redeemed—Class I	(9,162,704)		(1,487,554)	(18,261,777)		(2,503,348)

Net increase (decrease) in shares outstanding—Class I	(8,093,770)		(198,842)	(17,537,890)		1,308,545

Number of shares sold—Class II	1,190,627		2,519,512	550,752		2,137,836
Number of shares issued through reinvestment of dividends and distributions—Class II	32,979		1,082,700	26,214		768,552
Number of shares redeemed—Class II	(37,439,109)		(4,495,362)	(13,459,569)		(1,841,487)

Net increase (decrease) in shares outstanding—Class II	(36,215,503)		(893,150)	(12,882,603)		1,064,901

Number of shares sold—T Shares	49,665,300	(a)	—	34,488,614	(a)	—
Number of shares issued through reinvestment of dividends and distributions—T Shares	1,305,782	(a)	—	2,866,342	(a)	—
Number of shares redeemed—T Shares	(5,018,667	)(a)	—	(2,584,810	)(a)	—

Net increase in shares outstanding—T Shares	45,952,415		—	34,770,146		—

(a)	T Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Overseas Equity Index
	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
Increase (decrease) in net assets resulting from operations:
Net investment income	$6,679,041		$6,349,858
Net realized gain	2,507,732		39,555
Net change in unrealized appreciation	41,702,484		29,402,054

Net increase in net assets resulting from operations	50,889,257		35,791,467

Distributions to shareholders from:
Net investment income—Class I	(240,007)		(1,426,695)
Net investment income—Class II	(82,655)		(5,187,054)
Net investment income—T Shares	(6,648,183)		—

Total distributions	(6,970,845)		(6,613,749)

Capital share transactions:
Proceeds from sale of shares—Class I	1,940,484		7,660,129
Proceeds from sale of shares—Class II	2,707,121		31,420,598
Proceeds from sale of shares—T Shares	256,960,991	(a)	—
Reinvestment of distributions—Class I	240,007		1,426,695
Reinvestment of distributions—Class II	82,655		5,187,054
Reinvestment of distributions—T Shares	6,648,183	(a)	—
Value of shares redeemed—Class I	(49,421,053)		(5,761,884)
Value of shares redeemed—Class II	(178,163,745)		(18,205,185)
Value of shares redeemed—T Shares	(16,690,596	)(a)	—

Net increase from capital share transactions	24,304,047		21,727,407

Total increase in net assets	68,222,459		50,905,125

NET ASSETS at beginning of year	228,689,104		177,783,979

NET ASESTS at end of year	$296,911,563		$228,689,104

Accumulated net investment loss included in net assets at end of year	$(1,096,591)		$(795,485)

SHARE TRANSACTIONS:
Number of shares sold—Class I	166,440		778,774
Number of shares issued through reinvestment of dividends and distributions—Class I	19,576		135,104
Number of shares redeemed—Class I	(4,520,876)		(585,466)

Net increase (decrease) in shares outstanding—Class I	(4,334,860)		328,412

Number of shares sold—Class II	258,290		3,426,664
Number of shares issued through reinvestment of dividends and distributions—Class II	7,225		525,537
Number of shares redeemed—Class II	(17,470,108)		(1,911,367)

Net increase (decrease) in shares outstanding—Class II	(17,204,593)		2,040,834

Number of shares sold—T Shares	23,280,767	(a)	—
Number of shares issued through reinvestment of dividends and distributions—T Shares	542,266	(a)	—
Number of shares redeemed—T Shares	(1,395,179	)(a)	—

Net increase in shares outstanding—T Shares	22,427,854		—

(a)	T Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio Funds
	Conservative Growth			Traditional Growth
	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
Increase (decrease) in net assets resulting from operations:
Net investment income	$8,839,847		$9,847,375	$22,628,571		$24,231,669
Net realized gain	20,018,851		5,350,725	72,255,751		22,693,852
Net change in unrealized appreciation	38,899,309		34,557,925	167,367,076		105,912,759

Net increase in net assets resulting from operations	67,758,007		49,756,025	262,251,398		152,838,280

Distributions to shareholders from:
Net investment income—Investor M Shares	(1,271,018)		(11,072,837)	(1,468,448)		(24,263,241)
Net investment income—TM Shares	(7,985,806)		—	(21,410,541)		—
Net realized gain—Investor M Shares	(1,802,655)		(4,460,716)	(3,051,680)		(18,255,201)
Net realized gain—TM Shares	(9,776,908)		—	(38,342,555)		—

Total distributions	(20,836,387)		(15,533,553)	(64,273,224)		(42,518,442)

Capital share transactions:
Proceeds from sale of shares—Investor M Shares	32,223,906	(a)	49,678,988	32,466,818	(a)	73,465,717
Proceeds from sale of shares—TM Shares	587,736,769	(b)	—	1,525,232,391	(b)	—
Reinvestment of distributions—Investor M Shares	3,073,673	(a)	15,527,586	4,512,090	(a)	42,512,679
Reinvestment of distributions—TM Shares	17,762,714	(b)	—	59,753,096	(b)	—
Value of shares redeemed—Investor M Shares	(560,219,752	)(a)	(47,781,283)	(1,472,696,770	)(a)	(98,727,759)
Value of shares redeemed—TM Shares	(73,879,778	)(b)	—	(150,837,906	)(b)	—

Net increase (decrease) from capital share transactions	6,697,532		17,425,291	(1,570,281)		17,250,637

Total increase in net assets	53,619,152		51,647,763	196,407,893		127,570,475

NET ASSETS at beginning of year	607,811,706		556,163,943	1,493,678,238		1,366,107,763

NET ASESTS at end of year	$661,430,858		$607,811,706	$1,690,086,131		$1,493,678,238

Accumulated net investment income included in net assets at end of year	$9,433		$22,760	$170,681		$230,327

SHARE TRANSACTIONS:
Number of shares sold—Investor M Shares	1,247,752	(a)	2,012,063	1,318,544	(a)	3,201,885
Number of shares issued through reinvestment of dividends and distributions—Investor M Shares	114,646	(a)	623,848	171,042	(a)	1,828,502
Number of shares redeemed—Investor M Shares	(21,946,062	)(a)	(1,922,911)	(61,033,131	)(a)	(4,267,774)

Net increase (decrease) in shares outstanding—Investor M Shares	(20,583,664)		713,000	(59,543,545)		762,613

Number of shares sold—TM Shares	22,968,407	(b)	—	63,033,994	(b)	—
Number of shares issued through reinvestment of dividends and distributions—TM Shares	662,541	(b)	—	2,265,091	(b)	—
Number of shares redeemed—TM Shares	(2,799,603	)(b)	—	(5,953,514	)(b)	—

Net increase in shares outstanding—TM Shares	20,831,345		—	59,345,571		—

(a)	On March 1, 2013 all outstanding shares were renamed Investor M Shares.
(b)	TM Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Model Portfolio Funds
	Long-Term Growth			All-Equity Growth
	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
Increase (decrease) in net assets resulting from operations:
Net investment income	$29,484,392		$30,300,513	$9,828,619		$9,634,777
Net realized gain	119,479,594		40,945,544	48,988,386		4,660,440
Net change in unrealized appreciation	270,698,264		149,978,316	157,733,925		86,562,999

Net increase in net assets resulting from operations	419,662,250		221,224,373	216,550,930		100,858,216

Distributions to shareholders from:
Net investment income—Investor M Shares	(1,254,788)		(30,205,709)	(580,022)		(6,229,845)
Net investment income—TM Shares	(28,295,742)		—	(11,900,690)		—
Net realized gain—Investor M Shares	(3,310,194)		(31,564,539)	(1,131,430)		(4,893,466)
Net realized gain—TM Shares	(64,147,553)		—	(20,134,028)		—

Total distributions	(97,008,277)		(61,770,248)	(33,746,170)		(11,123,311)

Capital share transactions:
Proceeds from sale of shares—Investor M Shares	21,355,292	(a)	78,109,011	15,102,545	(a)	48,246,562
Proceeds from sale of shares—TM Shares	1,982,361,477	(b)	—	780,616,173	(b)	—
Reinvestment of distributions—Investor M Shares	4,564,982	(a)	61,770,248	1,711,452	(a)	11,123,311
Reinvestment of distributions—TM Shares	92,443,295	(b)	—	32,034,718	(b)	—
Value of shares redeemed—Investor M Shares	(1,914,940,449	)(a)	(114,749,215)	(728,190,049	)(a)	(89,600,456)
Value of shares redeemed—TM Shares	(193,110,980	)(b)	—	(67,341,878	)(b)	—

Net increase (decrease) from capital share transactions	(7,326,383)		25,130,044	33,932,961		(30,230,583)

Total increase in net assets	315,327,590		184,584,169	216,737,721		59,504,322

NET ASSETS at beginning of year	1,896,812,283		1,712,228,114	709,329,831		649,825,509

NET ASESTS at end of year	$2,212,139,873		$1,896,812,283	$926,067,552		$709,329,831

Accumulated net investment income included in net assets at end of year	$212,596		$288,674	$1,317,786		$4,295,110

SHARE TRANSACTIONS:
Number of shares sold—Investor M Shares	900,020	(a)	3,580,777	645,327	(a)	2,358,603
Number of shares issued through reinvestment of dividends and distributions—Investor M Shares	175,172	(a)	2,782,443	63,741	(a)	521,242
Number of shares redeemed—Investor M Shares	(82,345,030	)(a)	(5,211,374)	(32,117,940	)(a)	(4,404,229)

Net increase (decrease) in shares outstanding—Investor M Shares	(81,269,838)		1,151,846	(31,408,872)		(1,524,384)

Number of shares sold—TM Shares	84,934,039	(b)	—	34,143,678	(b)	—
Number of shares issued through reinvestment of dividends and distributions—TM Shares	3,545,964	(b)	—	1,192,655	(b)	—
Number of shares redeemed—TM Shares	(7,783,350	)(b)	—	(2,692,933	)(b)	—

Net increase in shares outstanding—TM Shares	80,696,653		—	32,643,400		—

(a)	On March 1, 2013 all outstanding shares were renamed Investor M Shares.
(b)	TM Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone Retirement Income			Milestone 2010
	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
Increase (decrease) in net assets resulting from operations:
Net investment income	$4,170,586		$3,819,949	$3,566,038		$3,668,401
Net realized gain	10,154,214		4,670,798	14,606,391		6,541,786
Net change in unrealized appreciation	3,478,362		7,308,088	10,573,495		10,575,970

Net increase in net assets resulting from operations	17,803,162		15,798,835	28,745,924		20,786,157

Distributions to shareholders from:
Net investment income—Investor M Shares	(1,011,400)		(3,808,078)	(796,931)		(3,657,537)
Net investment income—TM Shares	(3,250,401)		—	(2,849,079)		—
Net realized gain—Investor M Shares	(1,508,016)		(3,414,215)	(2,260,305)		(5,079,056)
Net realized gain—TM Shares	(4,162,737)		—	(6,857,425)		—

Total distributions	(9,932,554)		(7,222,293)	(12,763,740)		(8,736,593)

Capital share transactions:
Proceeds from sale of shares—Investor M Shares	45,005,846	(a)	29,712,090	12,834,084	(a)	22,369,356
Proceeds from sale of shares—TM Shares	261,724,284	(b)	—	231,362,185	(b)	—
Reinvestment of distributions—Investor M Shares	2,519,416	(a)	7,222,293	3,057,236	(a)	8,736,593
Reinvestment of distributions—TM Shares	7,413,138	(b)	—	9,706,504	(b)	—
Value of shares redeemed—Investor M Shares	(204,305,240	)(a)	(27,415,547)	(186,522,600	)(a)	(31,407,381)
Value of shares redeemed—TM Shares	(34,753,717	)(b)	—	(30,389,825	)(b)	—

Net increase (decrease) from capital share transactions	77,603,727		9,518,836	40,047,584		(301,432)

Total increase in net assets	85,474,335		18,095,378	56,029,768		11,748,132

NET ASSETS at beginning of year	238,157,926		220,062,548	234,022,793		222,274,661

NET ASESTS at end of year	$323,632,261		$238,157,926	$290,052,561		$234,022,793

Accumulated net investment income included in net assets at end of year	$—		$—	$—		$—

SHARE TRANSACTIONS:
Number of shares sold—Investor M Shares	4,148,859	(a)	2,792,687	1,154,028	(a)	2,097,640
Number of shares issued through reinvestment of dividends and distributions—Investor M Shares	231,139	(a)	682,636	269,835	(a)	820,338
Number of shares redeemed—Investor M Shares	(18,998,384	)(a)	(2,583,551)	(17,069,520	)(a)	(2,934,016)

Net increase (decrease) in shares outstanding—Investor M Shares	(14,618,386)		891,772	(15,645,657)		(16,038)

Number of shares sold—TM Shares	24,267,945	(b)	—	21,068,755	(b)	—
Number of shares issued through reinvestment of dividends and distributions—TM Shares	679,481	(b)	—	855,953	(b)	—
Number of shares redeemed—TM Shares	(3,161,291	)(b)	—	(2,670,824	)(b)	—

Net increase in shares outstanding—TM Shares	21,786,135		—	19,253,884		—

(a)	On March 1, 2013 all outstanding shares were renamed Investor M Shares.
(b)	TM Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2015			Milestone 2020
	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
Increase (decrease) in net assets resulting from operations:
Net investment income	$7,127,471		$6,963,262	$8,911,913		$7,905,069
Net realized gain	23,118,811		7,040,623	25,404,038		4,305,341
Net change in unrealized appreciation	34,821,119		26,079,472	53,389,352		32,885,504

Net increase in net assets resulting from operations	65,067,401		40,083,357	87,705,303		45,095,914

Distributions to shareholders from:
Net investment income—Investor M Shares	(1,216,906)		(6,931,087)	(1,235,710)		(7,863,109)
Net investment income—TM Shares	(6,029,907)		—	(7,723,260)		—
Net realized gain—Investor M Shares	(2,597,739)		(5,906,820)	(2,326,410)		(4,527,980)
Net realized gain—TM Shares	(10,980,203)		—	(12,586,031)		—

Total distributions	(20,824,755)		(12,837,907)	(23,871,411)		(12,391,089)

Capital share transactions:
Proceeds from sale of shares—Investor M Shares	26,550,128	(a)	48,957,538	33,566,002	(a)	69,703,195
Proceeds from sale of shares—TM Shares	448,531,568	(b)	—	520,272,956	(b)	—
Reinvestment of distributions—Investor M Shares	3,814,645	(a)	12,837,907	3,562,120	(a)	12,391,089
Reinvestment of distributions—TM Shares	17,010,110	(b)	—	20,309,291	(b)	—
Value of shares redeemed—Investor M Shares	(378,073,874	)(a)	(36,258,178)	(431,264,028	)(a)	(30,461,850)
Value of shares redeemed—TM Shares	(40,556,891	)(b)	—	(31,837,937	)(b)	—

Net increase from capital share transactions	77,275,686		25,537,267	114,608,404		51,632,434

Total increase in net assets	121,518,332		52,782,717	178,442,296		84,337,259

NET ASSETS at beginning of year	434,638,177		381,855,460	470,664,246		386,326,987

NET ASESTS at end of year	$556,156,509		$434,638,177	$649,106,542		$470,664,246

Accumulated net investment income included in net assets at end of year	$—		$—	$—		$1,887

SHARE TRANSACTIONS:
Number of shares sold—Investor M Shares	2,339,923	(a)	4,538,870	2,898,947	(a)	6,464,854
Number of shares issued through reinvestment of dividends and distributions—Investor M Shares	320,020	(a)	1,181,040	288,899	(a)	1,132,641
Number of shares redeemed—Investor M Shares	(33,711,861	)(a)	(3,351,540)	(38,014,893	)(a)	(2,811,250)

Net increase (decrease) in shares outstanding—Investor M Shares	(31,051,918)		2,368,370	(34,827,047)		4,786,245

Number of shares sold—TM Shares	39,748,654	(b)	—	45,416,955	(b)	—
Number of shares issued through reinvestment of dividends and distributions—TM Shares	1,427,023	(b)	—	1,647,144	(b)	—
Number of shares redeemed—TM Shares	(3,437,021	)(b)	—	(2,621,580	)(b)	—

Net increase in shares outstanding—TM Shares	37,738,656		—	44,442,519		—

(a)	On March 1, 2013 all outstanding shares were renamed Investor M Shares.
(b)	TM Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2025			Milestone 2030
	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
Increase (decrease) in net assets resulting from operations:
Net investment income	$7,646,533		$6,478,423	$5,973,228		$4,992,955
Net realized gain	20,760,859		2,631,701	18,297,139		2,559,714
Net change in unrealized appreciation	54,928,530		29,869,079	50,102,743		25,744,393

Net increase in net assets resulting from operations	83,335,922		38,979,203	74,373,110		33,297,062

Distributions to shareholders from:
Net investment income—Investor M Shares	(1,095,217)		(6,440,201)	(954,213)		(4,958,210)
Net investment income—TM Shares	(6,549,444)		—	(5,017,660)		—
Net realized gain—Investor M Shares	(1,789,541)		(3,500,724)	(1,789,614)		(3,048,097)
Net realized gain—TM Shares	(9,353,028)		—	(8,236,717)		—

Total distributions	(18,787,230)		(9,940,925)	(15,998,204)		(8,006,307)

Capital share transactions:
Proceeds from sale of shares—Investor M Shares	27,965,467	(a)	60,708,794	26,713,652	(a)	50,506,476
Proceeds from sale of shares—TM Shares	422,682,368	(b)	—	328,832,656	(b)	—
Reinvestment of distributions—Investor M Shares	2,884,757	(a)	9,940,925	2,743,826	(a)	8,006,307
Reinvestment of distributions—TM Shares	15,902,473	(b)	—	13,254,378	(b)	—
Value of shares redeemed—Investor M Shares	(351,116,315	)(a)	(17,516,434)	(277,940,491	)(a)	(15,178,840)
Value of shares redeemed—TM Shares	(25,280,797	)(b)	—	(17,756,010	)(b)	—

Net increase from capital share transactions	93,037,953		53,133,285	75,848,011		43,333,943

Total increase in net assets	157,586,645		82,171,563	134,222,917		68,624,698

NET ASSETS at beginning of year	383,446,192		301,274,629	305,077,178		236,452,480

NET ASESTS at end of year	$541,032,837		$383,446,192	$439,300,095		$305,077,178

Accumulated net investment income included in net assets at end of year	$—		$4,557	$288		$5,290

SHARE TRANSACTIONS:
Number of shares sold—Investor M Shares	2,405,905	(a)	5,681,571	2,226,363	(a)	4,674,073
Number of shares issued through reinvestment of dividends and distributions—Investor M Shares	228,767	(a)	912,011	210,739	(a)	725,866
Number of shares redeemed—Investor M Shares	(30,933,961	)(a)	(1,633,111)	(24,077,206	)(a)	(1,398,751)

Net increase (decrease) in shares outstanding—Investor M Shares	(28,299,289)		4,960,471	(21,640,104)		4,001,188

Number of shares sold—TM Shares	36,785,148	(b)	—	28,103,480	(b)	—
Number of shares issued through reinvestment of dividends and distributions—TM Shares	1,260,101	(b)	—	1,017,220	(b)	—
Number of shares redeemed—TM Shares	(2,045,075	)(b)	—	(1,409,427	)(b)	—

Net increase in shares outstanding—TM Shares	36,000,174		—	27,711,273		—

(a)	On March 1, 2013 all outstanding shares were renamed Investor M Shares.
(b)	TM Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2035			Milestone 2040
	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
Increase (decrease) in net assets resulting from operations:
Net investment income	$3,911,705		$3,202,658	$3,699,969		$3,108,813
Net realized gain	14,473,416		2,111,874	17,513,662		4,883,349
Net change in unrealized appreciation	37,330,071		18,030,907	37,211,720		16,035,152

Net increase in net assets resulting from operations	55,715,192		23,345,439	58,425,351		24,027,314

Distributions to shareholders from:
Net investment income—Investor M Shares	(673,540)		(3,176,280)	(590,736)		(3,024,927)
Net investment income—TM Shares	(3,237,669)		—	(3,051,767)		—
Net realized gain—Investor M Shares	(1,538,095)		(2,144,702)	(2,020,014)		(642,204)
Net realized gain—TM Shares	(6,422,227)		—	(8,994,803)		—

Total distributions	(11,871,531)		(5,320,982)	(14,657,320)		(3,667,131)

Capital share transactions:
Proceeds from sale of shares—Investor M Shares	17,844,578	(a)	38,485,630	16,621,561	(a)	36,970,041
Proceeds from sale of shares—TM Shares	218,318,139	(b)	—	215,609,580	(b)	—
Reinvestment of distributions—Investor M Shares	2,211,635	(a)	5,320,982	2,610,752	(a)	3,667,131
Reinvestment of distributions—TM Shares	9,659,896	(b)	—	12,046,568	(b)	—
Value of shares redeemed—Investor M Shares	(180,867,654	)(a)	(9,654,080)	(179,518,922	)(a)	(9,653,377)
Value of shares redeemed—TM Shares	(10,416,698	)(b)	—	(13,731,164	)(b)	—

Net increase from capital share transactions	56,749,896		34,152,532	53,638,375		30,983,795

Total increase in net assets	100,593,557		52,176,989	97,406,406		51,343,978

NET ASSETS at beginning of year	202,648,607		150,471,618	197,376,350		146,032,372

NET ASESTS at end of year	$303,242,164		$202,648,607	$294,782,756		$197,376,350

Accumulated net investment income included in net assets at end of year	$1		$2,332	$—		$33,460

SHARE TRANSACTIONS:
Number of shares sold—Investor M Shares	1,476,728	(a)	3,583,774	1,351,686	(a)	3,428,611
Number of shares issued through reinvestment of dividends and distributions—Investor M Shares	167,295	(a)	484,166	193,389	(a)	328,596
Number of shares redeemed—Investor M Shares	(15,647,615	)(a)	(894,994)	(15,234,060	)(a)	(887,216)

Net increase (decrease) in shares outstanding—Investor M Shares	(14,003,592)		3,172,946	(13,688,985)		2,869,991

Number of shares sold—TM Shares	18,583,828	(b)	—	17,981,957	(b)	—
Number of shares issued through reinvestment of dividends and distributions—TM Shares	730,703	(b)	—	892,338	(b)	—
Number of shares redeemed—TM Shares	(813,574	)(b)	—	(1,038,499	)(b)	—

Net increase in shares outstanding—TM Shares	18,500,957		—	17,835,796		—

(a)	On March 1, 2013 all outstanding shares were renamed Investor M Shares.
(b)	TM Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Statements of Changes in Net Assets

	Milestone Funds
	Milestone 2045			Milestone 2050
	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012	For the Year Ended December 31, 2013		For the Period from September 10, 2012* to December 31, 2012
Increase (decrease) in net assets resulting from operations:
Net investment income	$1,136,581		$881,339	$235,827		$9,240
Net realized gain	5,056,758		2,540,955	1,085,495		9,385
Net change in unrealized appreciation (depreciation)	11,659,178		2,733,334	1,709,130		(11,055)

Net increase in net assets resulting from operations	17,852,517		6,155,628	3,030,452		7,570

Distributions to shareholders from:
Net investment income—Investor M Shares	(252,470)		(874,188)	(65,323)		(9,717)
Net investment income—TM Shares	(883,710)		—	(170,449)		—
Net realized gain—Investor M Shares	(1,004,404)		(774,787)	(92,986)		(942)
Net realized gain—TM Shares	(3,032,750)		—	(209,304)		—

Total distributions	(5,173,334)		(1,648,975)	(538,062)		(10,659)

Capital share transactions:
Proceeds from sale of shares—Investor M Shares	11,376,091	(a)	23,702,921	5,197,749	(a)	6,761,657
Proceeds from sale of shares—TM Shares	67,433,261	(b)	—	15,741,828	(b)	—
Reinvestment of distributions—Investor M Shares	1,256,876	(a)	1,648,975	158,309	(a)	10,659
Reinvestment of distributions—TM Shares	3,916,458	(b)	—	379,753	(b)	—
Value of shares redeemed—Investor M Shares	(47,604,661	)(a)	(9,468,094)	(6,466,841	)(a)	(292)
Value of shares redeemed—TM Shares	(4,685,630	)(b)	—	(1,982,228	)(b)	—

Net increase from capital share transactions	31,692,395		15,883,802	13,028,570		6,772,024

Total increase in net assets	44,371,578		20,390,455	15,520,960		6,768,935

NET ASSETS at beginning of year	53,824,108		33,433,653	6,768,935		—

NET ASESTS at end of year	$98,195,686		$53,824,108	$22,289,895		$6,768,935

Accumulated net investment income included in net assets at end of year	$—		$—	$—		$—

SHARE TRANSACTIONS:
Number of shares sold—Investor M Shares	857,877	(a)	2,008,411	458,283	(a)	659,208
Number of shares issued through reinvestment of dividends and distributions—Investor M Shares	86,562	(a)	137,529	12,426	(a)	1,040
Number of shares redeemed—Investor M Shares	(3,753,550	)(a)	(779,357)	(593,250	)(a)	(28)

Net increase (decrease) in shares outstanding—Investor M Shares	(2,809,111)		1,366,583	(122,541)		660,220

Number of shares sold—TM Shares	5,150,114	(b)	—	1,348,827	(b)	—
Number of shares issued through reinvestment of dividends and distributions—TM Shares	269,543	(b)	—	29,808	(b)	—
Number of shares redeemed—TM Shares	(339,806	)(b)	—	(166,800	)(b)	—

Net increase in shares outstanding—TM Shares	5,079,851		—	1,211,835		—

*	Commencement of operations
(a)	On March 1, 2013 all outstanding shares were renamed Investor M Shares.
(b)	TM Shares commenced operations on March 1, 2013.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Low Duration Bond Investor Shares(1)
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$10.19	$9.96	$10.04	$9.95	$9.28
Income from investment operations:
Net investment income	0.13 ^	0.16	0.19	0.25	0.32
Net realized and unrealized gain (loss)	(0.06)	0.23	(0.08)	0.10	0.65

Total from investment operations	0.07	0.39	0.11	0.35	0.97

Less distributions:
Net investment income	(0.11)	(0.16)	(0.19)	(0.26)	(0.30)
Realized gains	(0.03)	—	—	—	—

Total distributions	(0.14)	(0.16)	(0.19)	(0.26)	(0.30)

Net Asset Value, end of year	$10.12	$10.19	$9.96	$10.04	$9.95

Total return	0.75%	3.97%	1.14%	3.58%	10.63%
Ratios to Average Net Assets:
Expenses	0.63%	0.63%	0.62%	0.64%	0.66%
Net investment income	1.30%	1.55%	1.93%	2.51%	3.27%
Supplemental Data:
Net assets, end of year (000)	$47,700	$592,262	$524,463	$537,709	$517,659
Portfolio turnover	64%	63%	66%	70%	63%

	Low Duration Bond T Shares(1)
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$10.20
Income from investment operations:
Net investment income	0.12	^
Net realized and unrealized loss	(0.06)

Total from investment operations	0.06

Less distributions:
Net investment income	(0.11)
Realized gains	(0.03)

Total distributions	(0.14)

Net Asset Value, end of year	$10.12

Total return	0.65	%††
Ratios to Average Net Assets:
Expenses	0.39	%†
Net investment income	1.43	%†
Supplemental Data:
Net assets, end of year (000)	$554,556
Portfolio turnover	64	%††

(1)	Formerly Short-Term Bond Fund.
*	Commencement of operations
^	Calculated based upon average shares outstanding.
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Inflation Protected Securities Investor Shares(1)
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$11.86	$11.68	$10.99	$10.72	$9.88
Income from investment operations:
Net investment income (loss)	(0.31)^	0.17	0.34	0.19	0.11
Net realized and unrealized gain (loss)	(0.76)	0.62	0.91	0.44	0.85

Total from investment operations	(1.07)	0.79	1.25	0.63	0.96

Less distributions:
Net investment income	(0.07)	(0.17)	(0.36)	(0.19)	(0.12)
Realized gains	(0.23)	(0.44)	(0.20)	(0.17)	—

Total distributions	(0.30)	(0.61)	(0.56)	(0.36)	(0.12)

Net Asset Value, end of year	$10.49	$11.86	$11.68	$10.99	$10.72

Total return	(9.05)%	6.84%	11.53%	5.95%	9.75%
Ratios to Average Net Assets:
Expenses	0.64%	0.63%	0.64%	0.65%	0.67%
Net investment income (loss)	(2.67)%	1.39%	2.94%	1.73%	1.13%
Supplemental Data:
Net assets, end of year (000)	$28,441	$669,336	$584,191	$492,002	$338,790
Portfolio turnover	57%	73%	109%	97%	105%

	Inflation Protected Securities T Shares(1)
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$11.78
Income from investment operations:
Net investment income	0.14	^
Net realized and unrealized loss	(1.10)

Total from investment operations	(0.96)

Less distributions:
Net investment income	(0.09)
Realized gains	(0.23)

Total distributions	(0.32)

Net Asset Value, end of year	$10.50

Total return	(8.19	)%††
Ratios to Average Net Assets:
Expenses	0.40	%†
Net investment income	1.46	%†
Supplemental Data:
Net assets, end of year (000)	$554,377
Portfolio turnover	57	%††

(1)	Formerly US Government Securities Fund.
^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Equity Income Investor Shares
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$9.01	$8.27	$8.64	$7.70	$5.79
Income from investment operations:
Net investment income	0.16 ^	0.15	0.12	0.08	0.09
Net realized and unrealized gain (loss)	2.63	1.03	(0.13)	0.94	1.95

Total from investment operations	2.79	1.18	(0.01)	1.02	2.04

Less distributions:
Net investment income	(0.14)	(0.16)	(0.22)	(0.08)	(0.13)
Realized gains	(0.56)	(0.28)	(0.14)	—	—

Total distributions	(0.70)	(0.44)	(0.36)	(0.08)	(0.13)

Net Asset Value, end of year	$11.10	$9.01	$8.27	$8.64	$7.70

Total return	31.11%	14.33%	0.04%	13.28%	35.28%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.81%	0.82%	0.84%	0.85%	0.88%
Expenses net of reimbursements/waivers, if any	0.81%	0.82%	0.83%	0.85%	0.88%
Net investment income before reimbursements/waivers	1.69%	1.64%	1.32%	1.19%	1.49%
Net investment income net of reimbursements/waivers, if any	1.69%	1.64%	1.32%	1.19%	1.49%
Supplemental Data:
Net assets, end of year (000)	$60,614	$2,020,305	$1,817,557	$1,867,505	$1,516,199
Portfolio turnover	18%	15%	18%	18%	22%

	Equity Income T Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$9.62
Income from investment operations:
Net investment income	0.13	^
Net realized and unrealized gain	2.08

Total from investment operations	2.21

Less distributions:
Net investment income	(0.17)
Realized gains	(0.56)

Total distributions	(0.73)

Net Asset Value, end of year	$11.10

Total return	23.03	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.57	%†
Expenses net of reimbursements/waivers, if any	0.57	%†
Net investment income before reimbursements/waivers	1.41	%†
Net investment income net of reimbursements/waivers, if any	1.41	%†
Supplemental Data:
Net assets, end of year (000)	$2,426,828
Portfolio turnover	18	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Growth & Income Investor Shares
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$10.71	$9.49	$9.67	$8.49	$6.43
Income from investment operations:
Net investment income	0.11 ^	0.14	0.11	0.08	0.10
Net realized and unrealized gain (loss)	3.51	1.42	(0.18)	1.18	2.06

Total from investment operations	3.62	1.56	(0.07)	1.26	2.16

Less distributions:
Net investment income	(0.13)	(0.18)	(0.11)	(0.08)	(0.10)
Realized gains	(0.98)	(0.16)	—	—	—

Total distributions	(1.11)	(0.34)	(0.11)	(0.08)	(0.10)

Net Asset Value, end of year	$13.22	$10.71	$9.49	$9.67	$8.49

Total return	34.01%	16.53%	(0.69)%	14.81%	33.61%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.78%	0.78%	0.78%	0.79%	0.82%
Expenses net of reimbursements/waivers, if any	0.78%	0.78%	0.78%	0.79%	0.81%
Net investment income before reimbursements/waivers	0.93%	1.32%	1.12%	0.91%	1.39%
Net investment income net of reimbursements/waivers, if any	0.93%	1.32%	1.12%	0.91%	1.39%
Supplemental Data:
Net assets, end of year (000)	$39,944	$1,305,504	$1,162,482	$1,228,122	$1,023,636
Portfolio turnover	35%	25%	40%	46%	111%

	Growth & Income T Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$11.44
Income from investment operations:
Net investment income	0.13	^
Net realized and unrealized gain	2.79

Total from investment operations	2.92

Less distributions:
Net investment income	(0.16)
Realized gains	(0.98)

Total distributions	(1.14)

Net Asset Value, end of year	$13.22

Total return	25.69	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.54	%†
Expenses net of reimbursements/waivers, if any	0.53	%†
Net investment income before reimbursements/waivers	1.18	%†
Net investment income net of reimbursements/waivers, if any	1.18	%†
Supplemental Data:
Net assets, end of year (000)	$1,696,122
Portfolio turnover	35	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Growth Investor Shares
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$9.53	$8.36	$8.78	$7.70	$5.91
Income from investment operations:
Net investment income	0.03 ^	0.05	0.04	0.05	0.04
Net realized and unrealized gain (loss)	3.18	1.18	(0.42)	1.09	1.79

Total from investment operations	3.21	1.23	(0.38)	1.14	1.83

Less distributions:
Net investment income	(0.04)	(0.06)	(0.04)	(0.06)	(0.04)
Realized gains	—	—	—	—	—

Total distributions	(0.04)	(0.06)	(0.04)	(0.06)	(0.04)

Net Asset Value, end of year	$12.70 **	$9.53	$8.36	$8.78	$7.70

Total return	33.71%**	14.67%	(4.27)%	14.76%	31.02%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.77%	0.78%	0.83%	0.86%	0.86%
Expenses net of reimbursements/waivers, if any	0.77%	0.78%	0.81%	0.84%	0.84%
Net Investment Income before reimbursements/waivers	0.33%	0.57%	0.47%	0.64%	0.64%
Net Investment Income net of reimbursements/waivers, if any	0.33%	0.57%	0.49%	0.66%	0.66%
Supplemental Data:
Net assets, end of year (000)	$31,157	$1,880,929	$1,751,075	$1,971,807	$1,814,533
Portfolio turnover	53%	87%	70%	117%	89%

	Growth T Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$10.07
Income from investment operations:
Net investment income	0.06	^
Net realized and unrealized gain	2.64

Total from investment operations	2.70

Less distributions:
Net investment income	(0.06)
Realized gains	—

Total distributions	(0.06)

Net Asset Value, end of year	$12.71

Total return	26.87	%††
Ratios to Average Net Assets:
Expenses	0.53	%†
Net investment income	0.60	%†
Supplemental Data:
Net assets, end of year (000)	$2,294,323
Portfolio turnover	53	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
**	Financial reporting includes trade date activity as of December 31, 2013. The inclusion of this activity caused the Fund’s NAV to round down to $12.70 (the adjusted price) from $12.71 (the stated price for December 31, 2013, prior to the inclusion of that day’s activity).
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Select Value Investor Shares
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$10.95	$9.73	$9.84	$8.25	$6.07
Income from investment operations:
Net investment income	0.10 ^	0.19	0.10	0.09	0.10
Net realized and unrealized gain (loss)	3.67	1.42	(0.12)	1.59	2.14

Total from investment operations	3.77	1.61	(0.02)	1.68	2.24

Less distributions:
Net investment income	(0.13)	(0.18)	(0.09)	(0.09)	(0.06)
Realized gains	(1.73)	(0.21)	—	—	—

Total distributions	(1.86)	(0.39)	(0.09)	(0.09)	(0.06)

Net Asset Value, end of year	$12.86	$10.95	$9.73	$9.84	$8.25

Total return	34.65%	16.55%	(0.16)%	20.34%	36.99%
Ratios to Average Net Assets:
Expenses	0.98%	0.99%	0.99%	1.00%	1.04%
Net investment income	0.84%	1.73%	0.96%	1.01%	1.42%
Supplemental Data:
Net assets, end of year (000)	$9,120	$355,590	$320,019	$338,336	$295,800
Portfolio turnover	77%	51%	60%	68%	85%

	Select Value T Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$12.00
Income from investment operations:
Net investment income	0.15	^
Net realized and unrealized gain	2.60

Total from investment operations	2.75

Less distributions:
Net investment income	(0.15)
Realized gains	(1.73)

Total distributions	(1.88)

Net Asset Value, end of year	$12.87

Total return	23.15	%††
Ratios to Average Net Assets:
Expenses	0.73	%†
Net investment income	1.34	%†
Supplemental Data:
Net assets, end of year (000)	$467,616
Portfolio turnover	77	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Aggressive Opportunities Investor Shares
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$10.20	$9.26	$11.34	$9.52	$6.32
Income from investment operations:
Net investment income	0.00 #^	0.07	0.03	0.01	0.00 #
Net realized and unrealized gain (loss)	3.90	1.35	(1.23)	1.81	3.22

Total from investment operations	3.90	1.42	(1.20)	1.82	3.22

Less distributions:
Net investment income	(0.04)	(0.02)	(0.04)	—	(0.02)
Realized gains	(1.21)	(0.46)	(0.84)	—	—

Total distributions	(1.25)	(0.48)	(0.88)	—	(0.02)

Net Asset Value, end of year	$12.85	$10.20	$9.26	$11.34	$9.52

Total return	38.53%	15.44%	(10.42)%	19.12%	50.95%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.82%	0.90%	0.91%	0.93%	0.99%
Expenses net of reimbursements/waivers, if any	0.82%	0.90%	0.91%	0.93%	0.98%
Net investment income (loss) before reimbursements/waivers	0.00%**	0.61%	0.21%	0.05%	(0.02)%
Net investment income (loss) net of reimbursements/waivers, if any	0.00%**	0.61%	0.21%	0.05%	(0.02)%
Supplemental Data:
Net assets, end of year (000)	$32,513	$993,729	$957,271	$1,147,570	$1,010,098
Portfolio turnover	51%	94%	53%	96%	53%

	Aggressive Opportunities T Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$11.04
Income from investment operations:
Net investment income	0.04	^
Net realized and unrealized gain	3.05

Total from investment operations	3.09

Less distributions:
Net investment income	(0.07)
Realized gains	(1.21)

Total distributions	(1.28)

Net Asset Value, end of year	$12.85

Total return	28.23	%††
Ratios to Average Net Assets:
Expenses	0.59	%†
Net investment income	0.42	%†
Supplemental Data:
Net assets, end of year (000)	$1,210,202
Portfolio turnover	51	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
**	Rounds to less than 0.01%
†	Annualized
††	Not annualized
#	Rounds to less than $0.01

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Discovery Investor Shares
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$9.48	$8.74	$9.42	$7.54	$5.46
Income from investment operations:
Net investment income	0.08 ^	0.12	0.10	0.08	0.08
Net realized and unrealized gain (loss)	3.61	1.25	(0.68)	1.89	2.07

Total from investment operations	3.69	1.37	(0.58)	1.97	2.15

Less distributions:
Net investment income	(0.09)	(0.16)	(0.10)	(0.09)	(0.07)
Realized gains	(2.22)	(0.47)	—	—	—

Total distributions	(2.31)	(0.63)	(0.10)	(0.09)	(0.07)

Net Asset Value, end of year	$10.86	$9.48	$8.74	$9.42	$7.54

Total return	39.34%	15.74%	(6.15)%	26.08%	39.32%
Ratios to Average Net Assets:
Expenses	0.97%	0.97%	0.95%	0.98%	0.99%
Net investment income	0.79%	1.25%	1.05%	0.97%	1.35%
Supplemental Data:
Net assets, end of year (000)	$3,742	$212,873	$193,872	$212,770	$178,174
Portfolio turnover	77%	81%	86%	73%	85%

	Discovery T Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$10.27
Income from investment operations:
Net investment income	0.10	^
Net realized and unrealized gain	2.82

Total from investment operations	2.92

Less distributions:
Net investment income	(0.11)
Realized gains	(2.22)

Total distributions	(2.33)

Net Asset Value, end of year	$10.86

Total return	28.84	%††
Ratios to Average Net Assets:
Expenses	0.71	%†
Net investment income	1.00	%†
Supplemental Data:
Net assets, end of year (000)	$275,107
Portfolio turnover	77	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	International Investor Shares
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$9.63	$8.32	$9.34	$8.85	$6.94
Income from investment operations:
Net investment income	0.06 ^	0.22	0.20	0.15	0.12
Net realized and unrealized gain (loss)	1.61	1.32	(1.01)	0.52	1.96

Total from investment operations	1.67	1.54	(0.81)	0.67	2.08

Less distributions:
Net investment income	(0.22)	(0.23)	(0.21)	(0.18)	(0.17)
Realized gains	—	—	—	—	—

Total distributions	(0.22)	(0.23)	(0.21)	(0.18)	(0.17)

Net Asset Value, end of year	$11.08 **	$9.63	$8.32	$9.34	$8.85

Total return	17.43%**	18.57%	(8.57)%	7.61%	29.97%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.97%	0.98%	0.97%	0.98%	1.05%
Expenses net of reimbursements/waivers, if any	0.97%	0.98%	0.95%	0.98%	1.05%
Net Investment Income before reimbursements/waivers	0.61%	2.32%	2.25%	1.95%	1.70%
Net Investment Income net of reimbursements/waivers, if any	0.61%	2.32%	2.26%	1.95%	1.70%
Supplemental Data:
Net assets, end of year (000)	$16,440	$1,305,510	$1,139,964	$1,218,763	$1,015,627
Portfolio turnover	51%	49%	50%	53%	164%

	International T Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$9.85
Income from investment operations:
Net investment income	0.21	^
Net realized and unrealized gain	1.28

Total from investment operations	1.49

Less distributions:
Net investment income	(0.25)
Realized gains	—

Total distributions	(0.25)

Net Asset Value, end of year	$11.09

Total return	15.14	%††
Ratios to Average Net Assets:
Expenses	0.75	%†
Net investment income	2.38	%†
Supplemental Data:
Net assets, end of year (000)	$1,418,996
Portfolio turnover	51	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized
**	Financial reporting includes trade date activity as of December 31, 2013. The inclusion of this activity caused the Fund’s NAV to round down to $11.08 (the adjusted price) from $11.09 (the stated price for December 31, 2013, prior to the inclusion of that day’s activity).

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Diversifying Strategies T Shares(1)
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$10.16	$10.01	$10.16	$9.85	$9.28
Income from investment operations:
Net investment income	0.12 ^	0.12	0.10	0.06	0.09
Net realized and unrealized gain (loss)	0.47	0.23	(0.09)	0.44	0.53

Total from investment operations	0.59	0.35	0.01	0.50	0.62

Less distributions:
Net investment income	(0.19)	(0.17)	(0.02)	(0.19)	(0.05)
Realized gains	(0.13)	(0.03)	(0.14)	—	—

Total distributions	(0.32)	(0.20)	(0.16)	(0.19)	(0.05)

Net Asset Value, end of year	$10.43	$10.16	$10.01	$10.16	$9.85

Total return	5.81%	3.53%	0.10%	5.04%	6.64%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.66%	0.89%	0.91%	0.91%	0.96%
Expenses net of reimbursements/waivers, if any	0.59%	0.80%	0.85%	0.91%	0.95%
Net Investment Income before reimbursements/waivers	1.13%	1.04%	0.93%	1.06%	1.05%
Net Investment Income net of reimbursements/waivers, if any	1.19%	1.12%	1.00%	1.06%	1.06%
Supplemental Data:
Net assets, end of year (000)	$1,093,589	$964,774	$849,777	$870,591	$453,196
Portfolio turnover	70%	71%	73%	63%	129%

^	Calculated based upon average shares outstanding.
(1)	Formerly Diversified Assets Fund.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Core Bond Index Class I
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$10.54	$10.47	$10.10	$9.89	$9.81
Income from investment operations:
Net investment income	0.23 ^	0.25	0.31	0.34	0.40
Net realized and unrealized gain (loss)	(0.50)	0.14	0.42	0.26	0.13

Total from investment operations	(0.27)	0.39	0.73	0.60	0.53

Less distributions:
Net investment income	(0.27)	(0.32)	(0.36)	(0.39)	(0.45)
Realized gains	—	—	—	—	—

Total distributions	(0.27)	(0.32)	(0.36)	(0.39)	(0.45)

Net Asset Value, end of year	$10.00	$10.54	$10.47	$10.10	$9.89

Total return	(2.62)%	3.80%	7.41%	6.13%	5.57%
Ratios to Average Net Assets:
Expenses	0.40%	0.41%	0.41%	0.42%	0.42%
Net investment income	2.23%	2.38%	3.00%	3.31%	3.99%
Supplemental Data:
Net assets, end of year (000)	$22,055	$905,486	$813,431	$824,963	$857,504
Portfolio turnover	120%	64%	57%	85%	60%

	Core Bond Index Class II
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$10.60	$10.53	$10.16	$9.94	$9.86
Income from investment operations:
Net investment income	0.25 ^	0.27	0.33	0.36	0.42
Net realized and unrealized gain (loss)	(0.50)	0.14	0.43	0.27	0.13

Total from investment operations	(0.25)	0.41	0.76	0.63	0.55

Less distributions:
Net investment income	(0.29)	(0.34)	(0.39)	(0.41)	(0.47)
Realized gains	—	—	—	—	—

Total distributions	(0.29)	(0.34)	(0.39)	(0.41)	(0.47)

Net Asset Value, end of year	$10.06	$10.60	$10.53	$10.16	$9.94

Total return	(2.38)%	3.98%	7.57%	6.41%	5.74%
Ratios to Average Net Assets:
Expenses	0.20%	0.21%	0.21%	0.22%	0.22%
Net investment income	2.40%	2.59%	3.15%	3.51%	4.21%
Supplemental Data:
Net assets, end of year (000)	$26,490	$337,639	$320,809	$282,359	$238,193
Portfolio turnover	120%	64%	57%	85%	60%

^	Calculated based upon average shares outstanding.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Core Bond Index T Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$10.46
Income from investment operations:
Net investment income	0.19	^
Net realized and unrealized loss	(0.40)

Total from investment operations	(0.21)

Less distributions:
Net investment income	(0.25)
Realized gains	—

Total distributions	(0.25)

Net Asset Value, end of year	$10.00

Total return	(2.06	)%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.21	%†
Expenses net of reimbursements/waivers, if any	0.16	%†
Net Investment Income before reimbursements/waivers	2.17	%†
Net Investment Income net of reimbursements/waivers, if any	2.22	%†
Supplemental Data:
Net assets, end of year (000)	$1,231,000
Portfolio turnover	120	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	500 Stock Index Class I
	For the Year Ended December 31,
	2013	2012		2011	2010	2009
Net Asset Value, beginning of year	$11.32	$9.96		$9.95	$8.81	$7.12
Income from investment operations:
Net investment income	0.23 ^	0.20		0.17	0.15	0.16
Net realized and unrealized gain	3.36	1.36		0.00 #	1.13	1.70

Total from investment operations	3.59	1.56		0.17	1.28	1.86

Less distributions:
Net investment income	(0.21)	(0.20)		(0.16)	(0.14)	(0.17)
Realized gains	(0.04)	—		—	—	—

Total distributions	(0.25)	(0.20)		(0.16)	(0.14)	(0.17)

Net Asset Value, end of year	$14.66	$11.32		$9.96	$9.95	$8.81

Total return	31.78%	15.62%		1.72%	14.56%	26.13%
Ratios to Average Net Assets:
Expenses	0.41%	0.42%		0.42%	0.43%	0.44%
Net investment income	1.78%	1.89%		1.65%	1.63%	2.19%
Supplemental Data:
Net assets, end of year (000)	$31,916	$111,410		$94,197	$102,642	$85,772
Portfolio turnover	8%	3%		3%	3%	15%

	500 Stock Index Class II
	For the Year Ended December 31,
	2013	2012		2011	2010	2009
Net Asset Value, beginning of year	$10.65 ***	$9.39		$9.39	$8.32	$6.73
Income from investment operations:
Net investment income	0.24 ^	0.22		0.18	0.16	0.19
Net realized and unrealized gain	3.19	1.26		0.00 #	1.07	1.58

Total from investment operations	3.43	1.48		0.18	1.23	1.77

Less distributions:
Net investment income	(0.24)	(0.22)		(0.18)	(0.16)	(0.18)
Realized gains	(0.04)	—		—	—	—

Total distributions	(0.28)	(0.22)		(0.18)	(0.16)	(0.18)

Net Asset Value, end of year	$13.80 **	$10.65	***	$9.39	$9.39	$8.32

Total return	32.23%**	15.74	%***	1.97%	14.78%	26.35%
Ratios to Average Net Assets:
Expenses	0.21%	0.22%		0.22%	0.23%	0.24%
Net investment income	2.12%	2.09%		1.86%	1.84%	2.40%
Supplemental Data:
Net assets, end of year (000)	$2,271	$341,571		$287,072	$281,443	$237,743
Portfolio turnover	8%	3%		3%	3%	15%

^	Calculated based upon average shares outstanding.
#	Rounds to less than $0.01
**	Financial reporting includes trade date activity as of December 31, 2013. The inclusion of this activity caused the Fund’s NAV to round up to $13.80 (the adjusted price) from $13.79 (the stated price for December 31, 2013, prior to the inclusion of that day’s activity).
***	Financial reporting includes trade date activity as of December 31, 2012. The inclusion of this activity caused the Fund’s NAV to round down to $10.65 (the adjusted price) from $10.66 (the stated price for December 31, 2012, prior to the inclusion of that day’s activity).

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	500 Stock Index T Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$12.06
Income from investment operations:
Net investment income	0.22	^
Net realized and unrealized gain	2.67

Total from investment operations	2.89

Less distributions:
Net investment income	(0.24)
Realized gains	(0.04)

Total distributions	(0.28)

Net Asset Value, end of year	$14.67

Total return	23.99	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.21	%†
Expenses net of reimbursements/waivers, if any	0.16	%†
Net Investment Income before reimbursements/waivers	1.86	%†
Net Investment Income net of reimbursements/waivers, if any	1.91	%†
Supplemental Data:
Net assets, end of year (000)	$627,600
Portfolio turnover	8	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Broad Market Index Class I
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$12.23	$10.85	$10.92	$9.47	$7.53
Income from investment operations:
Net investment income	0.23 ^	0.24	0.20	0.16	0.17
Net realized and unrealized gain (loss)	3.80	1.45	(0.11)	1.43	1.92

Total from investment operations	4.03	1.69	0.09	1.59	2.09

Less distributions:
Net investment income	(0.21)	(0.21)	(0.16)	(0.14)	(0.15)
Realized gains	(0.21)	(0.10)	—	—	—

Total distributions	(0.42)	(0.31)	(0.16)	(0.14)	(0.15)

Net Asset Value, end of year	$15.84	$12.23	$10.85	$10.92	$9.47

Total return	33.04%	15.64%	0.85%	16.84%	27.78%
Ratios to Average Net Assets:
Expenses	0.40%	0.42%	0.41%	0.42%	0.43%
Net investment income	1.68%	1.89%	1.56%	1.55%	2.05%
Supplemental Data:
Net assets, end of year (000)	$36,076	$126,835	$114,674	$131,673	$119,777
Portfolio turnover	9%	3%	1%	6%	7%

	Broad Market Index Class II
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$11.46	$10.19	$10.27	$8.91	$7.09
Income from investment operations:
Net investment income	0.24 ^	0.24	0.19	0.16	0.18
Net realized and unrealized gain (loss)	3.57	1.37	(0.09)	1.36	1.81

Total from investment operations	3.81	1.61	0.10	1.52	1.99

Less distributions:
Net investment income	(0.24)	(0.24)	(0.18)	(0.16)	(0.17)
Realized gains	(0.21)	(0.10)	—	—	—

Total distributions	(0.45)	(0.34)	(0.18)	(0.16)	(0.17)

Net Asset Value, end of year	$14.82	$11.46	$10.19	$10.27	$8.91

Total return	33.36%	15.82%	1.07%	17.12%	28.04%
Ratios to Average Net Assets:
Expenses	0.20%	0.22%	0.21%	0.22%	0.23%
Net investment income	1.97%	2.09%	1.77%	1.75%	2.26%
Supplemental Data:
Net assets, end of year (000)	$15,887	$427,467	$389,031	$406,029	$358,250
Portfolio turnover	9%	3%	1%	6%	7%

^	Calculated based upon average shares outstanding.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Broad Market Index T Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$13.05
Income from investment operations:
Net investment income	0.23	^
Net realized and unrealized gain	3.02

Total from investment operations	3.25

Less distributions:
Net investment income	(0.24)
Realized gains	(0.21)

Total distributions	(0.45)

Net Asset Value, end of year	$15.85	**

Total return	25.01	%††**
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.21	%†
Expenses net of reimbursements/waivers, if any	0.16	%†
Net Investment Income before reimbursements/waivers	1.81	%†
Net Investment Income net of reimbursements/waivers, if any	1.86	%†
Supplemental Data:
Net assets, end of year (000)	$728,118
Portfolio turnover	9	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized
**	Financial reporting includes trade date activity as of December 31, 2013. The inclusion of this activity caused the Fund’s NAV to round up to $15.85 (the adjusted price) from $15.84 (the stated price for December 31, 2013, prior to the inclusion of that day’s activity).

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Mid/Small Company Index Class I
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$15.67	$14.02	$15.39	$12.35	$9.17
Income from investment operations:
Net investment income	0.19 ^	0.28	0.16	0.13	0.13
Net realized and unrealized gain (loss)	5.60	2.21	(0.78)	3.31	3.19

Total from investment operations	5.79	2.49	(0.62)	3.44	3.32

Less distributions:
Net investment income	(0.22)	(0.26)	(0.15)	(0.12)	(0.14)
Realized gains	(1.49)	(0.58)	(0.60)	(0.28)	—

Total distributions	(1.71)	(0.84)	(0.75)	(0.40)	(0.14)

Net Asset Value, end of year	$19.75	$15.67	$14.02	$15.39	$12.35

Total return	37.19%	17.89%	(3.91)%	27.93%	36.19%
Ratios to Average Net Assets:
Expenses	0.41%	0.43%	0.43%	0.45%	0.48%
Net investment income	1.10%	1.87%	1.11%	1.16%	1.46%
Supplemental Data:
Net assets, end of year (000)	$28,367	$297,378	$247,732	$243,794	$134,165
Portfolio turnover	37%	14%	15%	14%	25%

	Mid/Small Company Index Class II
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$14.78	$13.26	$14.60	$11.73	$8.71
Income from investment operations:
Net investment income	0.20 ^	0.30	0.19	0.15	0.17
Net realized and unrealized gain (loss)	5.30	2.09	(0.76)	3.14	3.00

Total from investment operations	5.50	2.39	(0.57)	3.29	3.17

Less distributions:
Net investment income	(0.26)	(0.29)	(0.17)	(0.14)	(0.15)
Realized gains	(1.49)	(0.58)	(0.60)	(0.28)	—

Total distributions	(1.75)	(0.87)	(0.77)	(0.42)	(0.15)

Net Asset Value, end of year	$18.53	$14.78	$13.26	$14.60	$11.73

Total return	37.42%	18.17%	(3.70)%	28.15%	36.47%
Ratios to Average Net Assets:
Expenses	0.21%	0.23%	0.23%	0.25%	0.28%
Net investment income	1.23%	2.07%	1.30%	1.35%	1.66%
Supplemental Data:
Net assets, end of year (000)	$5,541	$194,775	$160,710	$161,178	$97,453
Portfolio turnover	37%	14%	15%	14%	25%

^	Calculated based upon average shares outstanding.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Mid/Small Company Index T Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$16.91
Income from investment operations:
Net investment income	0.26	^
Net realized and unrealized gain	4.34

Total from investment operations	4.60

Less distributions:
Net investment income	(0.26)
Realized gains	(1.49)

Total distributions	(1.75)

Net Asset Value, end of year	$19.76

Total return	27.41	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.22	%†
Expenses net of reimbursements/waivers, if any	0.17	%†
Net Investment Income before reimbursements/waivers	1.59	%†
Net Investment Income net of reimbursements/waivers, if any	1.64	%†
Supplemental Data:
Net assets, end of year (000)	$686,939
Portfolio turnover	37	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Overseas Equity Index Class I
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$10.61	$9.19	$10.82	$10.30	$8.20
Income from investment operations:
Net investment income	0.22 ^	0.29	0.33	0.23	0.22
Net realized and unrealized gain (loss)	2.04	1.41	(1.68)	0.52	2.12

Total from investment operations	2.26	1.70	(1.35)	0.75	2.34

Less distributions:
Net investment income	(0.28)	(0.28)	(0.28)	(0.23)	(0.24)
Realized gains	—	—	—	—	—

Total distributions	(0.28)	(0.28)	(0.28)	(0.23)	(0.24)

Net Asset Value, end of year	$12.59	$10.61	$9.19	$10.82	$10.30

Total return	21.35%	18.51%	(12.42)%	7.37%	28.63%
Ratios to Average Net Assets:
Expenses	0.54%	0.55%	0.54%	0.56%	0.59%
Net investment income	1.91%	2.92%	2.93%	2.27%	2.61%
Supplemental Data:
Net assets, end of year (000)	$11,103	$55,335	$44,911	$57,649	$52,937
Portfolio turnover	11%	6%	2%	2%	5%

	Overseas Equity Index Class II
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$9.91	$8.60	$10.16	$9.69	$7.72
Income from investment operations:
Net investment income	0.15 ^	0.29	0.31	0.23	0.23
Net realized and unrealized gain (loss)	1.99	1.32	(1.57)	0.50	2.00

Total from investment operations	2.14	1.61	(1.26)	0.73	2.23

Less distributions:
Net investment income	(0.30)	(0.30)	(0.30)	(0.26)	(0.26)
Realized gains	—	—	—	—	—

Total distributions	(0.30)	(0.30)	(0.30)	(0.26)	(0.26)

Net Asset Value, end of year	$11.75	$9.91	$8.60	$10.16	$9.69

Total return	21.68%	18.74%	(12.28)%	7.54%	28.94%
Ratios to Average Net Assets:
Expenses	0.34%	0.35%	0.34%	0.36%	0.39%
Net investment income	1.49%	3.10%	3.11%	2.45%	2.83%
Supplemental Data:
Net assets, end of year (000)	$3,327	$173,354	$132,873	$149,208	$128,002
Portfolio turnover	11%	6%	2%	2%	5%

^	Calculated based upon average shares outstanding.

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Overseas Equity Index T Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$10.91
Income from investment operations:
Net investment income	0.28	^
Net realized and unrealized gain	1.71

Total from investment operations	1.99

Less distributions:
Net investment income	(0.30)
Realized gains	—

Total distributions	(0.30)

Net Asset Value, end of year	$12.60

Total return	18.34	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.35	%†
Expenses net of reimbursements/waivers, if any	0.30	%†
Net Investment Income before reimbursements/waivers	2.78	%†
Net Investment Income net of reimbursements/waivers, if any	2.83	%†
Supplemental Data:
Net assets, end of year (000)	$282,482
Portfolio turnover	11	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Model Portfolio Conservative Growth Investor M Shares
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$24.89	$23.46	$23.62	$22.13	$19.04
Income from investment operations:
Net investment income	0.22 ^	0.46	0.43	0.40	0.44
Net realized and unrealized gain (loss)	2.52	1.62	(0.16)	1.50	3.08

Total from investment operations	2.74	2.08	0.27	1.90	3.52

Less distributions:
Net investment income	(0.34)	(0.51)	(0.43)	(0.41)	(0.43)
Realized gains	(0.48)	(0.14)	—	—	—

Total distributions	(0.82)	(0.65)	(0.43)	(0.41)	(0.43)

Net Asset Value, end of year	$26.81	$24.89	$23.46	$23.62	$22.13

Total return	11.03%	8.88%	1.15%	8.60%	18.50%
Ratios to Average Net Assets:
Expenses	0.24%	0.13%	0.12%	0.13%	0.15%
Net investment income	0.86%	1.66%	1.67%	1.80%	2.20%
Supplemental Data:
Net assets, end of year (000)	$102,862	$607,812	$556,164	$586,912	$528,183
Portfolio turnover	11%	7%	14%	23%	13%

	Model Portfolio Conservative Growth TM Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$25.52
Income from investment operations:
Net investment income	0.35	^
Net realized and unrealized gain	1.82

Total from investment operations	2.17

Less distributions:
Net investment income	(0.40)
Realized gains	(0.48)

Total distributions	(0.88)

Net Asset Value, end of year	$26.81

Total return	8.50	%††
Ratios to Average Net Assets:
Expenses	0.13	%†
Net investment income	1.59	%†
Supplemental Data:
Net assets, end of year (000)	$558,569
Portfolio turnover	11	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Model Portfolio Traditional Growth Investor M Shares
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$23.25	$21.52	$22.17	$20.28	$16.65
Income from investment operations:
Net investment income	0.16 ^	0.42	0.38	0.33	0.33
Net realized and unrealized gain (loss)	3.96	1.99	(0.50)	1.89	3.62

Total from investment operations	4.12	2.41	(0.12)	2.22	3.95

Less distributions:
Net investment income	(0.32)	(0.42)	(0.48)	(0.33)	(0.30)
Realized gains	(0.67)	(0.26)	(0.05)	—	(0.02)

Total distributions	(0.99)	(0.68)	(0.53)	(0.33)	(0.32)

Net Asset Value, end of year	$26.38	$23.25	$21.52	$22.17	$20.28

Total return	17.74%	11.20%	(0.56)%	10.95%	23.72%
Ratios to Average Net Assets:
Expenses	0.18%	0.11%	0.11%	0.12%	0.13%
Net investment income	0.64%	1.66%	1.52%	1.57%	1.86%
Supplemental Data:
Net assets, end of year (000)	$124,346	$1,493,678	$1,366,108	$1,495,757	$1,353,050
Portfolio turnover	9%	7%	13%	15%	8%

	Model Portfolio Traditional Growth TM Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$24.12
Income from investment operations:
Net investment income	0.35	^
Net realized and unrealized gain	2.96

Total from investment operations	3.31

Less distributions:
Net investment income	(0.38)
Realized gains	(0.67)

Total distributions	(1.05)

Net Asset Value, end of year	$26.38

Total return	13.71	%††
Ratios to Average Net Assets:
Expenses	0.12	%†
Net investment income	1.64	%†
Supplemental Data:
Net assets, end of year (000)	$1,565,740
Portfolio turnover	9	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Model Portfolio Long-Term Growth Investor M Shares
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$22.20	$20.32	$21.41	$19.30	$15.35
Income from investment operations:
Net investment income	0.11 ^	0.38	0.35	0.27	0.26
Net realized and unrealized gain (loss)	4.90	2.24	(0.77)	2.15	3.99

Total from investment operations	5.01	2.62	(0.42)	2.42	4.25

Less distributions:
Net investment income	(0.32)	(0.38)	(0.40)	(0.31)	(0.21)
Realized gains	(0.83)	(0.36)	(0.27)	—	(0.09)

Total distributions	(1.15)	(0.74)	(0.67)	(0.31)	(0.30)

Net Asset Value, end of year	$26.06	$22.20	$20.32	$21.41	$19.30

Total return	22.55%	12.93%	(1.98)%	12.54%	27.67%
Ratios to Average Net Assets:
Expenses	0.16%	0.11%	0.11%	0.12%	0.13%
Net investment income	0.48%	1.65%	1.42%	1.40%	1.63%
Supplemental Data:
Net assets, end of year (000)	$108,362	$1,896,812	$1,712,228	$1,848,430	$1,621,102
Portfolio turnover	10%	7%	11%	10%	5%

	Model Portfolio Long- Term Growth TM Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$23.25
Income from investment operations:
Net investment income	0.35	^
Net realized and unrealized gain	3.67

Total from investment operations	4.02

Less distributions:
Net investment income	(0.37)
Realized gains	(0.83)

Total distributions	(1.20)

Net Asset Value, end of year	$26.07

Total return	17.28	%††
Ratios to Average Net Assets:
Expenses	0.11	%†
Net investment income	1.67	%†
Supplemental Data:
Net assets, end of year (000)	$2,103,778
Portfolio turnover	10	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Model Portfolio All-Equity Growth Investor M Shares
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$21.34	$18.69	$19.81	$17.38	$13.07
Income from investment operations:
Net investment income	0.05 ^	0.32	0.28	0.16	0.18
Net realized and unrealized gain (loss)	6.43	2.67	(1.12)	2.43	4.41

Total from investment operations	6.48	2.99	(0.84)	2.59	4.59

Less distributions:
Net investment income	(0.33)	(0.22)	(0.28)	(0.16)	(0.15)
Realized gains	(0.64)	(0.12)	—	—	(0.13)

Total distributions	(0.97)	(0.34)	(0.28)	(0.16)	(0.28)

Net Asset Value, end of year	$26.85	$21.34	$18.69	$19.81	$17.38

Total return	30.36%	16.00%	(4.23)%	14.93%	35.07%
Ratios to Average Net Assets:
Expenses	0.17%	0.12%	0.12%	0.13%	0.14%
Net investment income	0.20%	1.37%	1.24%	0.95%	1.30%
Supplemental Data:
Net assets, end of year (000)	$49,174	$709,330	$649,826	$715,090	$591,533
Portfolio turnover	8%	9%	9%	6%	3%

	Model Portfolio All- Equity Growth TM Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$22.67
Income from investment operations:
Net investment income	0.30	^
Net realized and unrealized gain	4.91

Total from investment operations	5.21

Less distributions:
Net investment income	(0.38)
Realized gains	(0.64)

Total distributions	(1.02)

Net Asset Value, end of year	$26.86

Total return	22.98	%††
Ratios to Average Net Assets:
Expenses	0.12	%†
Net investment income	1.45	%†
Supplemental Data:
Net assets, end of year (000)	$876,894
Portfolio turnover	8	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone Retirement Income Investor M Shares
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$10.58	$10.18	$10.33	$9.81	$8.56
Income from investment operations:
Net investment income	0.11 ^	0.20	0.20	0.12	0.16
Net realized and unrealized gain	0.54	0.53	0.05	0.56	1.26

Total from investment operations	0.65	0.73	0.25	0.68	1.42

Less distributions:
Net investment income	(0.13)	(0.20)	(0.20)	(0.15)	(0.15)
Realized gains	(0.20)	(0.13)	(0.20)	(0.01)	(0.02)

Total distributions	(0.33)	(0.33)	(0.40)	(0.16)	(0.17)

Net Asset Value, end of year	$10.90	$10.58	$10.18	$10.33	$9.81

Total return	6.14%	7.18%	2.37%	6.93%	16.53%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.30%	0.14%	0.15%	0.18%	0.25%
Expenses net of reimbursements/waivers, if any	0.30%	0.14%	0.15%	0.18%	0.20%
Net Investment Income before reimbursements/waivers	1.04%	1.66%	1.79%	2.49%	2.29%
Net Investment Income net of reimbursements/waivers, if any	1.04%	1.66%	1.79%	2.49%	2.34%
Supplemental Data:
Net assets, end of year (000)	$86,048	$238,158	$220,063	$215,961	$76,683
Portfolio turnover	10%	8%	19%	25%	14%

	Milestone Retirement Income TM Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$10.75
Income from investment operations:
Net investment income	0.14	^
Net realized and unrealized gain	0.37

Total from investment operations	0.51

Less distributions:
Net investment income	(0.15)
Realized gains	(0.20)

Total distributions	(0.35)

Net Asset Value, end of year	$10.91

Total return	4.76	%††
Ratios to Average Net Assets:
Expenses	0.14	%†
Net investment income	1.56	%†
Supplemental Data:
Net assets, end of year (000)	$237,584
Portfolio turnover	10	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2010 Investor M Shares
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$10.65	$10.10	$10.24	$9.56	$8.27
Income from investment operations:
Net investment income	0.10 ^	0.20	0.19	0.10	0.18
Net realized and unrealized gain (loss)	1.08	0.76	(0.04)	0.71	1.29

Total from investment operations	1.18	0.96	0.15	0.81	1.47

Less distributions:
Net investment income	(0.13)	(0.20)	(0.21)	(0.13)	(0.14)
Realized gains	(0.37)	(0.21)	(0.08)	—	(0.04)

Total distributions	(0.50)	(0.41)	(0.29)	(0.13)	(0.18)

Net Asset Value, end of year	$11.33	$10.65	$10.10	$10.24	$9.56

Total return	11.12%	9.53%	1.41%	8.51%	17.71%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.29%	0.14%	0.15%	0.18%	0.22%
Expenses net of reimbursements/waivers, if any	0.29%	0.14%	0.15%	0.18%	0.19%
Net Investment Income before reimbursements/waivers	0.88%	1.58%	1.75%	2.11%	2.15%
Net Investment Income net of reimbursements/waivers, if any	0.88%	1.58%	1.75%	2.11%	2.17%
Supplemental Data:
Net assets, end of year (000)	$71,804	$234,023	$222,275	$217,770	$90,790
Portfolio turnover	15%	11%	22%	33%	20%

	Milestone 2010 TM Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$10.92
Income from investment operations:
Net investment income	0.15	^
Net realized and unrealized gain	0.79

Total from investment operations	0.94

Less distributions:
Net investment income	(0.15)
Realized gains	(0.37)

Total distributions	(0.52)

Net Asset Value, end of year	$11.34

Total return	8.68	%††
Ratios to Average Net Assets:
Expenses	0.14	%†
Net investment income	1.54	%†
Supplemental Data:
Net assets, end of year (000)	$218,248
Portfolio turnover	15	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2015 Investor M Shares
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$10.87	$10.16	$10.35	$9.53	$7.96
Income from investment operations:
Net investment income	0.10 ^	0.20	0.18	0.12	0.16
Net realized and unrealized gain (loss)	1.39	0.84	(0.10)	0.85	1.58

Total from investment operations	1.49	1.04	0.08	0.97	1.74

Less distributions:
Net investment income	(0.14)	(0.20)	(0.21)	(0.14)	(0.11)
Realized gains	(0.30)	(0.13)	(0.06)	(0.01)	(0.06)

Total distributions	(0.44)	(0.33)	(0.27)	(0.15)	(0.17)

Net Asset Value, end of year	$11.92	$10.87	$10.16	$10.35	$9.53

Total return	13.75%	10.25%	0.70%	10.20%	21.84%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.26%	0.13%	0.14%	0.15%	0.18%
Expenses net of reimbursements/waivers, if any	0.26%	0.13%	0.14%	0.15%	0.17%
Net Investment Income before reimbursements/waivers	0.86%	1.68%	1.72%	1.96%	2.06%
Net Investment Income net of reimbursements/waivers, if any	0.86%	1.68%	1.72%	1.96%	2.07%
Supplemental Data:
Net assets, end of year (000)	$106,285	$434,638	$381,855	$363,144	$185,989
Portfolio turnover	11%	8%	20%	15%	12%

	Milestone 2015 TM Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$11.21
Income from investment operations:
Net investment income	0.16	^
Net realized and unrealized gain	1.02

Total from investment operations	1.18

Less distributions:
Net investment income	(0.17)
Realized gains	(0.30)

Total distributions	(0.47)

Net Asset Value, end of year	$11.92

Total return	10.51	%††
Ratios to Average Net Assets:
Expenses	0.13	%†
Net investment income	1.65	%†
Supplemental Data:
Net assets, end of year (000)	$449,872
Portfolio turnover	11	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2020 Investor M Shares
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$10.94	$10.10	$10.34	$9.43	$7.83
Income from investment operations:
Net investment income	0.11 ^	0.21	0.18	0.14	0.16
Net realized and unrealized gain (loss)	1.73	0.92	(0.20)	0.92	1.68

Total from investment operations	1.84	1.13	(0.02)	1.06	1.84

Less distributions:
Net investment income	(0.16)	(0.20)	(0.18)	(0.14)	(0.16)
Realized gains	(0.29)	(0.09)	(0.04)	(0.01)	(0.08)

Total distributions	(0.45)	(0.29)	(0.22)	(0.15)	(0.24)

Net Asset Value, end of year	$12.33	$10.94	$10.10	$10.34	$9.43

Total return	16.83%	11.25%	(0.26)%	11.27%	23.43%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.25%	0.13%	0.13%	0.15%	0.18%
Expenses net of reimbursements/waivers, if any	0.25%	0.13%	0.13%	0.15%	0.17%
Net Investment Income before reimbursements/waivers	0.92%	1.81%	1.73%	1.93%	2.16%
Net Investment Income net of reimbursements/waivers, if any	0.92%	1.81%	1.73%	1.93%	2.17%
Supplemental Data:
Net assets, end of year (000)	$101,059	$470,664	$386,327	$344,033	$186,148
Portfolio turnover	9%	7%	16%	10%	7%

	Milestone 2020 TM Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$11.33
Income from investment operations:
Net investment income	0.18	^
Net realized and unrealized gain	1.29

Total from investment operations	1.47

Less distributions:
Net investment income	(0.18)
Realized gains	(0.29)

Total distributions	(0.47)

Net Asset Value, end of year	$12.33

Total return	13.02	%††
Ratios to Average Net Assets:
Expenses	0.13	%†
Net investment income	1.83	%†
Supplemental Data:
Net assets, end of year (000)	$548,048
Portfolio turnover	9	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2025 Investor M Shares
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$10.90	$9.97	$10.27	$9.28	$7.58
Income from investment operations:
Net investment income	0.11 ^	0.20	0.17	0.13	0.14
Net realized and unrealized gain (loss)	2.03	1.02	(0.26)	1.00	1.78

Total from investment operations	2.14	1.22	(0.09)	1.13	1.92

Less distributions:
Net investment income	(0.16)	(0.20)	(0.17)	(0.12)	(0.14)
Realized gains	(0.27)	(0.09)	(0.04)	(0.02)	(0.08)

Total distributions	(0.43)	(0.29)	(0.21)	(0.14)	(0.22)

Net Asset Value, end of year	$12.61	$10.90	$9.97	$10.27	$9.28

Total return	19.67%	12.24%	(0.85)%	12.25%	25.40%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.26%	0.14%	0.14%	0.16%	0.19%
Expenses net of reimbursements/waivers, if any	0.26%	0.14%	0.14%	0.16%	0.18%
Net Investment Income before reimbursements/waivers	0.97%	1.85%	1.71%	1.77%	2.03%
Net Investment Income net of reimbursements/waivers, if any	0.97%	1.85%	1.71%	1.77%	2.04%
Supplemental Data:
Net assets, end of year (000)	$86,764	$383,446	$301,275	$267,155	$146,397
Portfolio turnover	8%	5%	15%	7%	5%

	Milestone 2025 TM Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$11.35
Income from investment operations:
Net investment income	0.19	^
Net realized and unrealized gain	1.54

Total from investment operations	1.73

Less distributions:
Net investment income	(0.19)
Realized gains	(0.27)

Total distributions	(0.46)

Net Asset Value, end of year	$12.62

Total return	15.23	%††
Ratios to Average Net Assets:
Expenses	0.13	%†
Net investment income	1.91	%†
Supplemental Data:
Net assets, end of year (000)	$454,269
Portfolio turnover	8	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2030 Investor M Shares
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$11.03	$10.00	$10.34	$9.26	$7.45
Income from investment operations:
Net investment income	0.11 ^	0.20	0.17	0.12	0.13
Net realized and unrealized gain (loss)	2.35	1.13	(0.32)	1.09	1.90

Total from investment operations	2.46	1.33	(0.15)	1.21	2.03

Less distributions:
Net investment income	(0.16)	(0.20)	(0.17)	(0.12)	(0.13)
Realized gains	(0.31)	(0.10)	(0.02)	(0.01)	(0.09)

Total distributions	(0.47)	(0.30)	(0.19)	(0.13)	(0.22)

Net Asset Value, end of year	$13.02	$11.03	$10.00	$10.34	$9.26

Total return	22.33%	13.28%	(1.46)%	13.11%	27.33%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.27%	0.14%	0.15%	0.16%	0.20%
Expenses net of reimbursements/waivers, if any	0.27%	0.14%	0.15%	0.16%	0.19%
Net Investment Income before reimbursements/waivers	0.95%	1.81%	1.65%	1.53%	1.89%
Net Investment Income net of reimbursements/waivers, if any	0.95%	1.81%	1.65%	1.53%	1.90%
Supplemental Data:
Net assets, end of year (000)	$78,295	$305,077	$236,452	$211,155	$121,219
Portfolio turnover	8%	5%	14%	7%	4%

	Milestone 2030 TM Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$11.54
Income from investment operations:
Net investment income	0.20	^
Net realized and unrealized gain	1.79

Total from investment operations	1.99

Less distributions:
Net investment income	(0.19)
Realized gains	(0.31)

Total distributions	(0.50)

Net Asset Value, end of year	$13.03

Total return	17.22	%††
Ratios to Average Net Assets:
Expenses	0.14	%†
Net investment income	1.88	%†
Supplemental Data:
Net assets, end of year (000)	$361,005
Portfolio turnover	8	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2035 Investor M Shares
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$10.99	$9.86	$10.28	$9.10	$7.21
Income from investment operations:
Net investment income	0.11 ^	0.20	0.16	0.10	0.13
Net realized and unrealized gain (loss)	2.64	1.23	(0.39)	1.20	1.98

Total from investment operations	2.75	1.43	(0.23)	1.30	2.11

Less distributions:
Net investment income	(0.16)	(0.20)	(0.16)	(0.10)	(0.13)
Realized gains	(0.36)	(0.10)	(0.03)	(0.02)	(0.09)

Total distributions	(0.52)	(0.30)	(0.19)	(0.12)	(0.22)

Net Asset Value, end of year	$13.22	$10.99	$9.86	$10.28	$9.10

Total return	25.02%	14.47%	(2.24)%	14.33%	29.22%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.29%	0.15%	0.17%	0.19%	0.25%
Expenses net of reimbursements/waivers, if any	0.29%	0.15%	0.17%	0.19%	0.22%
Net Investment Income before reimbursements/waivers	0.90%	1.78%	1.62%	1.35%	1.92%
Net Investment Income net of reimbursements/waivers, if any	0.90%	1.78%	1.62%	1.35%	1.95%
Supplemental Data:
Net assets, end of year (000)	$58,607	$202,649	$150,472	$133,121	$76,875
Portfolio turnover	8%	5%	13%	7%	4%

	Milestone 2035 TM Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$11.55
Income from investment operations:
Net investment income	0.20	^
Net realized and unrealized gain	2.01

Total from investment operations	2.21

Less distributions:
Net investment income	(0.18)
Realized gains	(0.36)

Total distributions	(0.54)

Net Asset Value, end of year	$13.22

Total return	19.17	%††
Ratios to Average Net Assets:
Expenses	0.14	%†
Net investment income	1.85	%†
Supplemental Data:
Net assets, end of year (000)	$244,635
Portfolio turnover	8	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2040 Investor M Shares
	For the Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, beginning of year	$11.16	$9.86	$10.30	$9.07	$7.10
Income from investment operations:
Net investment income	0.10 ^	0.20	0.17	0.10	0.13
Net realized and unrealized gain (loss)	2.93	1.31	(0.44)	1.25	2.05

Total from investment operations	3.03	1.51	(0.27)	1.35	2.18

Less distributions:
Net investment income	(0.16)	(0.19)	(0.17)	(0.10)	(0.13)
Realized gains	(0.53)	(0.02)	—	(0.02)	(0.08)

Total distributions	(0.69)	(0.21)	(0.17)	(0.12)	(0.21)

Net Asset Value, end of year	$13.50	$11.16	$9.86	$10.30	$9.07

Total return	27.12%	15.33%	(2.61)%	14.91%	30.70%
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.28%	0.16%	0.17%	0.18%	0.23%
Expenses net of reimbursements/waivers, if any	0.28%	0.16%	0.17%	0.18%	0.21%
Net Investment Income before reimbursements/waivers	0.82%	1.77%	1.67%	1.20%	2.05%
Net Investment Income net of reimbursements/waivers, if any	0.82%	1.77%	1.67%	1.20%	2.06%
Supplemental Data:
Net assets, end of year (000)	$53,970	$197,376	$146,032	$132,306	$91,348
Portfolio turnover	8%	4%	14%	21%	4%

	Milestone 2040 TM Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$11.77
Income from investment operations:
Net investment income	0.20	^
Net realized and unrealized gain	2.24

Total from investment operations	2.44

Less distributions:
Net investment income	(0.18)
Realized gains	(0.53)

Total distributions	(0.71)

Net Asset Value, end of year	$13.50

Total return	20.74	%††
Ratios to Average Net Assets:
Expenses	0.14	%†
Net investment income	1.80	%†
Supplemental Data:
Net assets, end of year (000)	$240,813
Portfolio turnover	8	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2045 Investor M Shares
	For the Year Ended December 31,			For the Period from January 4, 2010* to December 31, 2010
	2013	2012	2011
Net Asset Value, beginning of year	$11.99	$10.71	$11.33	$10.00
Income from investment operations:
Net investment income	0.13 ^	0.22	0.17	0.10
Net realized and unrealized gain (loss)	3.19	1.43	(0.49)	1.36

Total from investment operations	3.32	1.65	(0.32)	1.46

Less distributions:
Net investment income	(0.16)	(0.22)	(0.17)	(0.10)
Realized gains	(0.63)	(0.15)	(0.13)	(0.03)

Total distributions	(0.79)	(0.37)	(0.30)	(0.13)

Net Asset Value, end of year	$14.52	$11.99	$10.71	$11.33

Total return	27.69%	15.49%	(2.81)%	14.62	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.39%	0.25%	0.36%	0.87	%†
Expenses net of reimbursements/waivers, if any	0.39%	0.25%	0.35%	0.34	%†
Net Investment Income before reimbursements/waivers	0.95%	1.91%	1.68%	1.67	%†
Net Investment Income net of reimbursements/waivers, if any	0.95%	1.91%	1.69%	2.19	%†
Supplemental Data:
Net assets, end of year (000)	$24,388	$53,824	$33,434	$22,363
Portfolio turnover	9%	18%	14%	8	%††

	Milestone 2045 TM Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$12.66
Income from investment operations:
Net investment income	0.22	^
Net realized and unrealized gain	2.46

Total from investment operations	2.68

Less distributions:
Net investment income	(0.18)
Realized gains	(0.63)

Total distributions	(0.81)

Net Asset Value, end of year	$14.53

Total return	21.21	%††
Ratios to Average Net Assets:
Expenses	0.21	%†
Net investment income	1.87	%†
Supplemental Data:
Net assets, end of year (000)	$73,807
Portfolio turnover	9	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

Financial Highlights

(For a share outstanding throughout each period)

	Milestone 2050 Investor M Shares
	For the Year Ended December 31, 2013	For the Period from September 10, 2012* to December 31, 2012
Net Asset Value, beginning of year	$10.25	$10.00
Income from investment operations:
Net investment income	0.13 ^	0.02
Net realized and unrealized gain	2.66	0.25

Total from investment operations	2.79	0.27

Less distributions:
Net investment income	(0.12)	(0.02)
Realized gains	(0.18)	—

Total distributions	(0.30)	(0.02)

Net Asset Value, end of year	$12.74	$10.25

Total return	27.24%	2.66	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	1.05%	9.98	%†
Expenses net of reimbursements/waivers, if any	0.56%	0.36	%†
Net Investment income (loss) before reimbursements/waivers	0.65%	(6.43	)%†
Net Investment Income net of reimbursements/waivers, if any	1.14%	3.19	%†
Supplemental Data:
Net assets, end of year (000)	$6,848	$6,769
Portfolio turnover	24%	1	%††

	Milestone 2050 TM Shares
	For the Period from March 1, 2013* to December 31, 2013
Net Asset Value, beginning of year	$10.83
Income from investment operations:
Net investment income	0.24	^
Net realized and unrealized gain	1.99

Total from investment operations	2.23

Less distributions:
Net investment income	(0.14)
Realized gains	(0.18)

Total distributions	(0.32)

Net Asset Value, end of year	$12.74

Total return	20.61	%††
Ratios to Average Net Assets:
Expenses before reimbursements/waivers	0.78	%†
Expenses net of reimbursements/waivers, if any	0.37	%†
Net Investment Income before reimbursements/waivers	1.95	%†
Net Investment Income net of reimbursements/waivers, if any	2.36	%†
Supplemental Data:
Net assets, end of year (000)	$15,442
Portfolio turnover	24	%††

^	Calculated based upon average shares outstanding.
*	Commencement of operations
†	Annualized
††	Not annualized

See Notes to Financial Statements

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	Organization

The Vantagepoint Funds (the “Company”) was organized as a Delaware statutory trust on July 28, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company consisted of the following series on December 31, 2013:

The “Actively Managed Funds”:	The “Index Funds”:
Low Duration Bond Fund	Core Bond Index Fund
Inflation Protected Securities Fund	500 Stock Index Fund
Equity Income Fund	Broad Market Index Fund
Growth & Income Fund	Mid/Small Company Index Fund
Growth Fund	Overseas Equity Index Fund
Select Value Fund
Aggressive Opportunities Fund
Discovery Fund
International Fund
Diversifying Strategies Fund

The “Milestone Funds”:	The “Model Portfolio Funds”:
Milestone Retirement Income Fund	Model Portfolio Conservative Growth Fund
Milestone 2010 Fund	Model Portfolio Traditional Growth Fund
Milestone 2015 Fund	Model Portfolio Long-Term Growth Fund
Milestone 2020 Fund	Model Portfolio All-Equity Growth Fund
Milestone 2025 Fund
Milestone 2030 Fund
Milestone 2035 Fund
Milestone 2040 Fund
Milestone 2045 Fund
Milestone 2050 Fund

Through February 28, 2013, each fund, other than the Index Funds, only offered a single share class, and the Index Funds only offered two share classes: Class I and Class II Shares. Beginning March 1, 2013, the outstanding shares of the Actively Managed Funds (other than the Diversifying Strategies Fund) were renamed “Investor Shares,” the outstanding shares of the Model Portfolio Funds and Milestone Funds were renamed “Investor M Shares,” and the outstanding shares of the Diversifying Strategies Fund were renamed “T Shares.” In addition, beginning March 1, 2013, the Index Funds and the Actively Managed Funds (other than the Diversifying Strategies Fund) each offer a new share class, called “T Shares,” and the Model Portfolio Funds and Milestone Funds each offer a new share class, called “TM Shares.”

In addition, at a meeting held on January 18, 2013, Vantagepoint Investment Advisers, LLC (“VIA” or the “Adviser”) recommended and the Board approved the liquidation and termination of the Model Portfolio Savings Oriented Fund. This liquidation and termination occurred on March 22, 2013.

The Model Portfolio Funds Structure

The Model Portfolio Funds invest in a combination of other Vantagepoint Funds and one or more third party exchange-traded funds (“ETFs” and together with other Vantagepoint Funds “underlying funds”). Subject to the supervision of the Company’s Board of Directors (“Board”), VIA may make changes to the underlying fund allocations for the Model Portfolios based on its periodic analysis to identify the allocation of assets among the different underlying fund allocations for the Model Portfolio Funds that it believes is appropriate for each Model Portfolio Fund. Each Model Portfolio Fund has a different degree of potential risk and reward and is diversified

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

among various underlying funds in differing allocations. The underlying funds of each Model Portfolio Fund and the target investment allocation to each underlying fund as of December 31, 2013 were as follows:

	Conservative Growth	Traditional Growth	Long- Term Growth	All-Equity Growth
Fixed Income—%
Low Duration Bond	19.00%	8.00%	0.00%	0.00%
Core Bond Index	12.00%	13.00%	13.00%	0.00%
Inflation Protected Securities	10.00%	4.00%	0.00%	0.00%

Total Fixed Income—%	41.00%	25.00%	13.00%	0.00%

Equity—%
Equity Income	11.00%	12.00%	13.00%	18.00%
Growth & Income	9.00%	12.00%	13.00%	17.00%
Growth	6.00%	10.00%	11.50%	17.00%
Select Value	3.00%	5.50%	8.50%	9.50%
Aggressive Opportunities	3.00%	5.50%	8.50%	9.50%
Discovery	0.00%	3.00%	4.50%	9.00%
International	7.00%	11.00%	14.00%	17.00%
Third Party Emerging Markets ETF	1.00%	1.00%	2.00%	3.00%

Total Equity—%	40.00%	60.00%	75.00%	100.00%

Multi-Strategy—%
Diversifying Strategies	19.00%	15.00%	12.00%	0.00%

Total Multi-Strategy—%	19.00%	15.00%	12.00%	0.00%

Total—%	100.00%	100.00%	100.00%	100.00%

As of March 1, 2013, the Model Portfolio Funds began investing in the T Shares of the underlying Vantagepoint Funds.

The Milestone Funds Structure

The Milestone Funds invest in the underlying funds as defined above. Subject to the supervision of the Board, VIA may make changes to the underlying fund allocations for the Milestone Funds based on its periodic analysis to identify the allocation of assets among the different underlying funds that it believes is appropriate for each Milestone Fund. Each Milestone Fund invests in a combination of underlying funds that is believed to be appropriate for investors who expect to begin making gradual withdrawals from the Milestone Fund, typically at or after retirement, in or around the year stated in the Milestone Fund’s name, except for the Milestone Retirement Income Fund. VIA adjusts the asset allocation of each “dated” Milestone Fund to become more conservative over time until the Milestone Fund achieves a constant asset allocation approximately ten years after the year designated in its name. The Milestone 2045 and the Milestone 2050 Fund have not yet been adjusted because of their long remaining time horizon. Each Milestone Fund has a different degree of potential risk and reward and is diversified among various underlying funds

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

in differing allocations. The underlying funds of each Milestone Fund and the target investment allocation to each underlying fund as of December 31, 2013, were as follows:

	Milestone Funds
	Retirement Income	2010	2015	2020	2025
Fixed Income—%
Low Duration Bond	31.00%	17.19%	12.42%	8.38%	4.52%
Core Bond Index	9.00%	6.61%	8.17%	12.48%	14.19%
Inflation Protected Securities	15.00%	15.00%	12.00%	4.50%	0.00%

Total Fixed Income—%	55.00%	38.80%	32.59%	25.36%	18.71%

Equity—%
Equity Income	10.00%	17.02%	19.04%	20.13%	22.30%
Growth & Income	10.00%	11.00%	11.02%	11.32%	12.33%
Growth	0.00%	6.30%	7.51%	7.91%	8.88%
Mid/Small Company Index	0.00%	0.00%	2.70%	7.73%	10.23%
International	4.00%	7.63%	8.74%	9.80%	11.55%
Third Party Emerging Markets ETF	1.00%	1.00%	1.40%	2.00%	2.00%

Total Equity—%	25.00%	42.95%	50.41%	58.89%	67.29%

Multi-Strategy—%
Diversifying Strategies	20.00%	18.25%	17.00%	15.75%	14.00%

Total Multi-Strategy—%	20.00%	18.25%	17.00%	15.75%	14.00%

Total—%	100.00%	100.00%	100.00%	100.00%	100.00%

	Milestone Funds
	2030	2035	2040	2045	2050
Fixed Income—%
Low Duration Bond	1.73%	0.67%	0.00%	0.00%	0.00%
Core Bond Index	11.09%	6.91%	5.00%	5.00%	5.00%
Inflation Protected Securities	0.00%	0.00%	0.00%	0.00%	0.00%

Total Fixed Income—%	12.82%	7.58%	5.00%	5.00%	5.00%

Equity—%
Equity Income	23.80%	25.19%	26.59%	27.40%	27.40%
Growth & Income	13.66%	14.59%	15.42%	16.00%	16.00%
Growth	9.96%	11.21%	12.25%	12.60%	12.60%
Mid/Small Company Index	12.98%	16.46%	19.34%	20.00%	20.00%
International	13.28%	14.07%	15.40%	16.00%	16.00%
Third Party Emerging Markets ETF	2.00%	2.90%	3.00%	3.00%	3.00%

Total Equity—%	75.68%	84.42%	92.00%	95.00%	95.00%

Multi-Strategy—%
Diversifying Strategies	11.50%	8.00%	3.00%	0.00%	0.00%

Total Multi-Strategy—%	11.50%	8.00%	3.00%	0.00%	0.00%

Total—%	100.00%	100.00%	100.00%	100.00%	100.00%

As of March 1, 2013, the Milestone Funds began investing in the T Shares of the underlying Vantagepoint Funds.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Since the Model Portfolio Funds and Milestone Funds invested entirely in underlying funds during the year ended December 31, 2013 period, investment earnings for this period are composed of:

1.	ordinary and capital gain dividends from the underlying funds,

2.	unrealized appreciation/depreciation on investments in the underlying funds, and

3.	realized gain/loss from sales of the shares of the underlying funds triggered by net outflows associated with normal capital stock activity and rebalancing of the Model Portfolio Funds and Milestone Funds.

Subadviser Changes from January 1, 2013 to December 31, 2013

On October 11, 2013, Schroder Investment Management North America Inc. (“SIMNA”) began managing the assets of the Low Duration Bond Fund previously allocated and managed by SIMNA’s affiliate, STW Fixed Income Management, LLC. VIA had recommended and the Board had approved these changes at a meeting held on July 1, 2013.

At a meeting held on December 3, 2013 (the “December 2013 Meeting”), VIA recommended, and the Board approved, the termination of Barrow Hanley Mewhinney & Strauss, LLC, and the appointment of SSgA Funds Management, Inc. and Wellington Management Company, LLP as subadvisers to the Equity Income Fund. These changes were effective on February 4, 2014.

In addition at the December 2013 Meeting, VIA recommended, and the Board approved, the termination of Calamos Advisors LLC, and the appointment of Oaktree Capital Management, L.P., as a subadviser to the Diversifying Strategies Fund. These changes were effective on February 4, 2014.

Lastly and also at the December 2013 Meeting, VIA recommended, and the Board approved, the appointment of SSgA Funds Management, Inc. as a subadviser to the Diversifying Strategies Fund in conjunction with upcoming changes to the fund’s principal investment strategies to be effective on May 1, 2014.

2.	Significant Accounting Policies

The Company’s significant accounting policies are consistently applied in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management makes estimates and assumptions in the preparation of financial statements that affect the reported amounts of assets and liabilities, including the disclosure of contingent assets and liabilities at the date of the financial statements as well as changes in net assets resulting from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

Fair Value Measurements

The Board has established procedures for valuing portfolio securities and other assets (the “Valuation Procedures”). Pursuant to the Valuation Procedures, if market quotations are not readily available (or otherwise reliable) for a particular security or other asset, a fund must use the fair value of the asset, as determined in good faith by the Board (or its appointee). The Valuation Procedures include guidelines for making fair value determinations (the “Guidelines”). The Board has appointed a pricing committee (the “Pricing Committee”) for the purpose of implementing the Guidelines. The Pricing Committee includes representatives from VIA and officers of the Company. When applicable under the Valuation Procedures, the Pricing Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available (or otherwise reliable), based on the Guidelines, and reports such determinations to the Board.

The types of securities or other assets for which such fair value pricing may be necessary include, but are not limited to: certain foreign securities, securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities for which there is no current market value quotation; and securities that are restricted as to transfer or resale; and certain derivatives. The need to fair value a fund’s portfolio securities or other assets may also result from low trading volume in foreign markets or thinly traded domestic securities, such as certain small cap securities. Securities or other assets may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time a fund calculates its NAV because an event that will affect their value has occurred since the closing prices were established on the relevant domestic or foreign exchange or market but before the fund’s NAV calculation.

In making a fair value determination for a given security or asset, the Pricing Committee considers one or more of the following factors regarding the security or other asset, as appropriate: fundamental analytical data relating to the

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NOTES TO FINANCIAL STATEMENTS — (Continued)

investment in the security; nature and duration of any restriction on the disposition of the security; evaluation of the forces that influence the market in which the security is purchased and sold; type of security or asset; financial statements of issuer; cost at date of purchase; size of holding; discount from market value of unrestricted securities of the same class at the time of purchase; special reports prepared by analysts; information as to any transactions or offers with respect to the security or asset; existence of merger proposals or tender offers affecting the security or asset; price and extent of public trading in similar securities or other instruments of the issuer or comparable companies and other relevant matters; most recent closing market prices; existence of shelf registration for restricted securities; existence of any undertaking to register the security; other acceptable methods of valuing securities or other assets based on: (a) earnings multiples; (b) a discount from market of a similar freely traded security or other instrument; (c) yield to maturity with respect to debt issues; or (d) a combination of these methods; the value of other financial instruments, including derivative securities, traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities or other instruments traded on other markets, exchanges, or among dealers; changes in interest rates; observations from financial institutions; government (domestic or foreign) actions or pronouncements; other news events and factors; with respect to securities or other instruments traded on foreign markets: (a) the value of foreign securities traded on other foreign markets; (b) ADR trading; (c) closed- end fund trading; (d) foreign currency exchange activity; and (e) the trading prices of financial products that are tied to baskets of foreign securities or other assets; with respect to an emergency or other unusual situation, an evaluation of (a) the nature and duration of the event; (b) the forces influencing the operation of the financial markets; (c) the factors relating to the event that precipitated the problem; (d) whether the event is likely to recur; (e) whether the effects of the event are isolated or whether they affect entire markets, countries, or regions; quotations obtained from one or more broker-dealers of the prices at which they would be willing to buy the security or other asset; and Black-Scholes model for valuing rights, warrants and financial contracts (and similarly structured instruments).

The Pricing Committee reviews its previous fair value determinations on a monthly basis or more frequently as necessary. Fair value processes and controls, and fair value determinations, are subject to review by the Chief Compliance Officer of the Company and by the Board.

Valuing securities or other assets at fair value involves greater reliance on judgment than valuing securities that have readily available (and otherwise reliable) market quotations. There can be no assurance that the fund could obtain the fair value assigned to a security or instrument if it were to sell the security or other asset at approximately the time at which the fund determines its NAV per share. As a result, the fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Company adopted FASB ASC 820, Fair Value Measurements and Disclosures, effective January 1, 2008. In accordance with ASC 820, fair value is defined as the price that the fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. ASC 820 established a three-tier hierarchy, which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1	—	quoted prices in active markets for identical investments

Level 2	—	other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

Level 3	—	significant unobservable inputs (including the fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS — (Continued)

The significant unobservable inputs used in the fair value measurement of the fund’s investments include the probability of default, loss severity in the event of default, increases in market interest rates, downgrades to the issuer’s credit rating, potential for insolvency, government actions or pronouncements, and other financial and non-financial news. Significant changes in any of those inputs in isolation would result in a significantly lower or higher fair value measurement. Generally, a change in the inputs used for fair valuations are accompanied by directionally similar changes in the assumption used for fair valuation determinations.

Investment Policy and Security Valuation

All equity securities that are traded on a national securities exchange (other than NASDAQ Global/Global Select and Capital Market securities traded primarily on the Nasdaq Stock Market, Inc. exchange (“NASDAQ”)) held by each fund normally will be valued at the last reported sale price or official close price (if available) on the exchange on which the security is primarily traded, and are categorized as Level 1 in the fair value hierarchy. If, on a particular day, an exchange-traded security does not trade on its primary exchange, then the price normally will be the mean between the closing bid and closing offer reported to the primary exchange and made available to quotation vendors or disseminated through an automated quotation system, or obtained by a pricing service from other quotation sources believed to be reliable and is generally categorized as Level 2 in the fair value hierarchy. NASDAQ Global/Global Select and Capital Market securities traded primarily on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on any given day, no NOCP is available, the price of such securities normally will be the mean between the closing bid and closing offer reported on NASDAQ prior to the calculation of the net asset value (“NAV”) of a fund and are generally categorized as Level 1 in the fair value hierarchy. All equity securities not traded on a national securities exchange (“OTC Equities”) normally will be priced at the last reported sale price in the over-the-counter market and are generally categorized as Level 1 in the fair value hierarchy. If an OTC Equity does not trade in an over-the-counter market on a particular day, then the price normally will be the mean between the closing bid and closing offer obtained from a quotation service or other source believed to be reliable and is generally categorized as Level 1 in the fair value hierarchy. Short-term debt instruments, such as commercial paper, bankers’ acceptances, and U.S. Treasury Bills, with a remaining maturity of less than 60 days may be valued at amortized cost and are generally categorized as Level 2 in the fair value hierarchy. Prices for debt instruments and floating rate loans normally will be obtained from a pricing service. In determining prices, the pricing service may employ methodologies designed to identify the market value of debt instruments, which may include reference to actual market transactions, broker-dealer supplied quotations or valuations, matrix pricing, or other valuation techniques. These techniques generally consider such factors as securities’ prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations and are generally categorized as Level 2 in the fair value hierarchy. In the event a pricing service is unable to provide a price for a particular security, the security may be priced based on the average of two or more independent broker-dealer quotations and is generally categorized as Level 2 or Level 3 in the fair value hierarchy. Any security for which market value as described above is not readily available is valued at fair value as determined in good faith in accordance with the Guidelines and is generally categorized as Level 2 or Level 3 in the fair value hierarchy depending on the observability of market inputs. Except for certain foreign equity securities described later in this note, foreign exchange traded securities are valued in the same manner as domestic exchange traded equity securities and are generally categorized as Level 1 in the fair value hierarchy.

Shares of the underlying funds in which the Model Portfolio and Milestone Funds invest are valued by using the underlying funds’ current NAVs for purchase and/or redemption orders that day and are categorized as Level 1 in the hierarchy.

Valuation of Certain Foreign Equity Securities

For foreign equity securities that are primarily traded in markets outside North and South America, the Board has approved the use of a third party fair valuation service. The service uses a multifactor model to calculate a factor that is then applied to adjust the market price for each such security, which are generally categorized as Level 2 in the fair value hierarchy. Additionally, the Board has approved the use of the fair value prices provided by this service on a daily basis without a market trigger or confidence interval filter for all foreign equity securities held by the funds that are primarily traded in markets outside North and South America which are generally categorized as Level 2 in the fair value hierarchy. In the event prices for such foreign securities are not available through the service or another fair

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NOTES TO FINANCIAL STATEMENTS — (Continued)

value pricing service approved by the Board, the securities may be priced at the average of two or more independent broker-dealer quotations or at the fair value of the security in accordance with the Company’s Valuation Procedures and are generally categorized as Level 2 or Level 3 in the fair value hierarchy.

The valuation techniques used by the funds to measure fair value during the year ended December 31, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs. The funds utilized fair value techniques such as a multi-dimensional relational pricing model and option adjusted spread pricing to estimate prices that would have prevailed in a liquid market given information available at the time of evaluation.

The following is a summary of the inputs used as of December 31, 2013, in valuing each fund’s investments carried at value:

Investment Type	Level 1	Level 2	Level 3	Total
Low Duration Bond Fund
Investments in Securities:
Corporate Obligations	$—	$368,175,459	$—	$368,175,459
Floating Rate Loans	—	4,317,010	—	4,317,010
Mortgage-Backed Securities	—	30,946,412	—	30,946,412
U.S. Treasury Obligations	—	96,040,914	—	96,040,914
Government Related Obligations	—	27,110,722	—	27,110,722
Asset-Backed Securities	—	55,552,223	—	55,552,223
Money Market Funds	32,065,910	—	—	32,065,910

Total Investments in Securities	$32,065,910	$582,142,740	$—	$614,208,650

Derivative Instruments:
Assets:
Futures	124,010	—	—	124,010
Forward Currency Contracts	—	51,849	—	51,849

Total Assets	$124,010	$51,849	$—	$175,859

Liabilities:
Futures	(20,489)	—	—	(20,489)
Forward Currency Contracts	—	(107,505)	—	(107,505)

Total Liabilities	$(20,489)	$(107,505)	$—	$(127,994)

Total Derivative Instruments	$103,521	$(55,656)	$—	$47,865

Inflation Protected Securities Fund
Investments in Securities:
Corporate Obligations	$—	$8,397,534	$—	$8,397,534
Mortgage-Backed Security	—	2,821,777	—	2,821,777
U.S. Treasury Obligations	—	553,352,027	—	553,352,027
Government Related Obligations	—	2,000,747	—	2,000,747
Asset-Backed Securities	—	2,047,313	—	2,047,313
Money Market Fund	13,784,447	—	—	13,784,447

Total Investments in Securities	$13,784,447	$568,619,398	$—	$582,403,845

Derivative Instruments:
Assets:
Futures	207,001	—	—	207,001
Swap Agreements	—	154,887	—	154,887

Total Assets	$207,001	$154,887	$—	$361,888

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NOTES TO FINANCIAL STATEMENTS — (Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Liabilities:
Written Options	$—	$(76,171)	$—	$(76,171)
Futures	(42,318)	—	—	(42,318)
Swap Agreements	—	(743,033)	—	(743,033)

Total Liabilities	$(42,318)	$(819,204)	$—	$(861,522)

Total Derivative Instruments	$164,683	$(664,317)	$—	$(499,634)

Equity Income Fund
Investments in Securities:
Common Stocks	$2,307,213,236	$12,285,804	$—	$2,319,499,040
Convertible Preferred Stock	400,686	—	—	400,686
Money Market Funds	172,148,515	—	—	172,148,515

Total Investments in Securities	$2,479,762,437	$12,285,804	$—	$2,492,048,241

Growth & Income Fund
Investments in Securities:
Common Stocks	$1,639,456,023	$18,958,768	$—	$1,658,414,791
Money Market Funds	102,637,999	—	—	102,637,999

Total Investments in Securities	$1,742,094,022	$18,958,768	$—	$1,761,052,790

Growth Fund
Investments in Securities:
Common Stocks	$2,268,355,758	$—	$—	$2,268,355,758
Money Market Fund	62,416,519	—	—	62,416,519

Total Investments in Securities	$2,330,772,277	$—	$—	$2,330,772,277

Select Value Fund
Investments in Securities:
Common Stocks	$450,213,551	$—	$—	$450,213,551
Money Market Funds	43,990,963	—	—	43,990,963

Total Investments in Securities	$494,204,514	$—	$—	$494,204,514

Aggressive Opportunities Fund
Investments in Securities:
Common Stocks	$1,188,973,919	$4,381,703	$—	$1,193,355,622
Money Market Funds	76,645,874	—	—	76,645,874

Total Investments in Securities	$1,265,619,793	$4,381,703	$—	$1,270,001,496

Discovery Fund
Investments in Securities:
Common Stocks	$134,412,736	$3,003,885	$—	$137,416,621
Corporate Obligations	—	62,968,841	—	62,968,841
Mortgage-Backed Securities	—	7,399,162	—	7,399,162
U.S. Treasury Obligations	—	51,102,586	—	51,102,586
Government Related Obligations	—	3,347,798	—	3,347,798
Asset-Backed Securities	—	7,037,921	—	7,037,921
Warrants	—	12,713	—	12,713
Money Market Funds	29,053,217	—	—	29,053,217

Total Investments in Securities	$163,465,953	$134,872,906	$—	$298,338,859

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Derivative Instruments:
Assets:
Futures	$3,500,407	$—	$—	$3,500,407
Forward Currency Contracts	—	3,988	—	3,988

Total Assets	$3,500,407	$3,988	$—	$3,504,395

Liabilities:
Futures	(18,440)	—	—	(18,440)
Forward Currency Contracts	—	(1,719)	—	(1,719)

Total Liabilities	$(18,440)	$(1,719)	$—	$(20,159)

Total Derivative Instruments	$3,481,967	$2,269	$—	$3,484,236

International Fund
Investments in Securities:
Common Stocks	$129,046,011	$1,267,325,752	$—	$1,396,371,763
Preferred Stocks	—	9,310,646	—	9,310,646
Money Market Funds	53,508,592	—	—	53,508,592

Total Investments in Securities	$182,554,603	$1,276,636,398	$—	$1,459,191,001

Derivative Instruments:
Liabilities:
Forward Currency Contracts	—	(21,599)	—	(21,599)

Total Liabilities	$—	$(21,599)	$—	$(21,599)

Total Derivative Instruments	$—	$(21,599)	$—	$(21,599)

Diversifying Strategies Fund
Investments in Securities:
Common Stocks	$13,519,427	$18,068,496	$—	$31,587,923
Convertible Preferred Stocks	23,060,237	8,405,041	—	31,465,278
Corporate Obligations	—	354,350,566	—	354,350,566
Mortgage-Backed Securities	—	48,116,066	—	48,116,066
Convertible Debt Obligations	—	400,970,671	—	400,970,671
U.S. Treasury Obligations	—	128,158,303	—	128,158,303
Government Related Obligations	—	9,924,772	—	9,924,772
Asset-Backed Securities	—	47,360,315	—	47,360,315
Purchased Options	36,094	89,404	—	125,498
Commercial Paper	—	1,599,397	—	1,599,397
Money Market Fund	44,385,873	—	—	44,385,873

Total Investments in Securities	$81,001,631	$1,017,043,031	$—	$1,098,044,662

Derivative Instruments:
Assets:
Futures	4,328,204	—	—	4,328,204
Forward Currency Contracts	—	594,023	—	594,023

Total Assets	$4,328,204	$594,023	$—	$4,922,227

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Liabilities:
Purchased Option on Euro-Bund Future	$(13,223)	$—	$—	$(13,223)
Written Options	—	(424,561)	—	(424,561)
Futures	(1,720,841)	—	—	(1,720,841)
Forward Currency Contracts	—	(384,139)	—	(384,139)

Total Liabilities	$(1,734,064)	$(808,700)	$—	$(2,542,764)

Total Derivative Instruments	$2,594,140	$(214,677)	$—	$2,379,463

Core Bond Index Fund
Investments in Securities:
Corporate Obligations	$—	$290,504,993	$—	$290,504,993
Mortgage-Backed Securities	—	402,941,480	—	402,941,480
U.S. Treasury Obligations	—	450,297,031	—	450,297,031
Government Related Obligations	—	120,786,163	—	120,786,163
Asset-Backed Securities	—	4,537,459	—	4,537,459
Money Market Funds	119,495,099	—	—	119,495,099

Total Investments in Securities	$119,495,099	$1,269,067,126	$—	$1,388,562,225

500 Stock Index Fund
Investments in Securities:
Common Stocks	$648,392,953	$—	$—	$648,392,953
U.S. Treasury Obligations	—	724,889	—	724,889
Money Market Funds	15,019,342	—	—	15,019,342

Total Investments in Securities	$663,412,295	$724,889	$—	$664,137,184

Derivative Instruments:
Assets:
Futures	408,405	—	—	408,405

Total Assets	$408,405	$—	$—	$408,405

Total Derivative Instruments	$408,405	$—	$—	$408,405

Broad Market Index Fund
Investments in Securities:
Common Stocks	$766,855,387	$10,789	$—	$766,866,176
U.S. Treasury Obligations	—	594,836	—	594,836
Rights	1,395	—	1,099	2,494
Warrants	—	1,045	—	1,045
Money Market Funds	25,346,130	—	—	25,346,130

Total Investments in Securities	$792,202,912	$606,670	$1,099	$792,810,681

Derivative Instruments:
Assets:
Futures	368,885	—	—	368,885

Total Assets	$368,885	$—	$—	$368,885

Total Derivative Instruments	$368,885	$—	$—	$368,885

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Investment Type	Level 1	Level 2	Level 3	Total
Mid/Small Company Index Fund
Investments in Securities:
Common Stocks	$705,128,208	$6,019	$—	$705,134,227
U.S. Treasury Obligations	—	784,747	—	784,747
Rights	4,074	—	1,604	5,678
Warrants	—	3,199	—	3,199
Money Market Funds	58,895,585	—	—	58,895,585

Total Investments in Securities	$764,027,867	$793,965	$1,604	$764,823,436

Derivative Instruments:
Assets:
Futures	473,180	—	—	473,180

Total Assets	$473,180	$—	$—	$473,180

Total Derivative Instruments	$473,180	$—	$—	$473,180

Overseas Equity Index Fund
Investments in Securities:
Common Stocks	$—	$291,474,316	$—	$291,474,316
Preferred Stocks	—	1,915,562	—	1,915,562
U.S. Treasury Obligation	—	249,903	—	249,903
Rights	—	13,210	—	13,210
Money Market Funds	3,724,169	—	—	3,724,169

Total Investments in Securities	$3,724,169	$293,652,991	$—	$297,377,160

Derivative Instruments:
Assets:
Futures	67,372	—	—	67,372
Forward Currency Contracts	—	33,143	—	33,143

Total Assets	$67,372	$33,143	$—	$100,515

Liabilities:
Forward Currency Contracts	—	(43,329)	—	(43,329)

Total Liabilities	$—	$(43,329)	$—	$(43,329)

Total Derivative Instruments	$67,372	$(10,186)	$—	$57,186

See Schedule of Investments for identification of securities by industry classification.

As of December 31, 2013 the funds did not hold significant investments in Level 3 securities. During the year ended December 31, 2013, the International Fund had securities transferred from Level 1 to Level 2 with a total market value of $15,406,509 or 1.1% of the net assets of the fund. There were no transfers within other funds.

When Issued Securities

The funds may purchase securities on a when-issued basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of the securities is subject to market fluctuation beginning on the purchase commitment date. Typically, no income accrues on securities that a fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated to cover these positions.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

To Be Announced (“TBA”) Securities

A TBA is a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date. The fund also relies on the seller to complete the transaction. The seller’s failure to do so may cause a fund to miss a price or yield considered advantageous to the fund, and a fund bears the risk of loss in the event of the default or bankruptcy of the seller.

Foreign Currency

The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies will be translated (but not actually converted) into U.S. Dollars daily at the closing spot rates supplied by the WM/Reuters Intraday Spot exchange rates provided as of 4:00 pm Eastern Time. Purchases and sales of securities, income receipts and expense payments are translated (but not actually converted) into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, that result from changes in foreign currency exchange rates, have been included in unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses include foreign currency gains and losses resulting from changes in exchange rates between trade date and settlement date on investment securities transactions, gains and losses on foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains/(losses) from security transactions.

Currency symbols utilized throughout the notes to these financial statements are defined as follows:

AUD	— Australian Dollar	JPY	— Japanese Yen
BRL	— Brazilian Real	NOK	— Norwegian Krona
CAD	— Canadian Dollar	NZD	— New Zealand Dollar
CHF	— Swiss Franc	SEK	— Swedish Krona
EUR	— European Monetary Unit	USD	— U.S. Dollar
GBP	— British Pound

Options (other than Swaptions)

Exchange traded options normally will be priced based on the last reported sale price or official closing price (if available) on the exchange on which the option is primarily traded, as provided by a pricing service. If on a particular day, an option does not trade on its primary exchange, the fund’s custodian will calculate and use the mean between the closing bid and closing offer reported to the exchange and obtained from a pricing service and such options are generally categorized as Level 1 in the hierarchy.

Purchased options on Euro-Bund futures trade on foreign exchanges and are marked to market daily with variation margin payments received or made by the funds daily based on fluctuation in value. There is no premium paid at the time of purchase. These options are generally categorized as Level 1 in the hierarchy.

Non-exchange traded (i.e., over-the-counter) options normally will be priced using an option valuation model, which incorporates relevant parameters (e.g., implied volatility; current value of underlier). Such prices will be provided by a pricing service and these options are generally categorized as Level 2 in the hierarchy.

In the event a pricing service is unable to provide a price for a particular option, the option may be priced based on the average of two or more independent broker-dealer quotations, pursuant to the Valuation Procedures, or at its fair value determined in accordance with the Valuation Procedures and is generally categorized as Level 2 in the hierarchy.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Futures

Futures contracts normally will be priced at their settlement prices established and reported each day on the exchange on which they are traded, as provided by a pricing service and are generally categorized as Level 1 in the hierarchy. In the event a pricing service is unable to provide a price for a particular futures contract, the value of the contract will be priced at its fair value in accordance with the Valuation Procedures and generally such futures are categorized as Level 2 in the hierarchy.

Futures exchange abbreviations utilized throughout the notes to these financial statements are defined as follows:

CBT	— Chicago Board of Trade Exchange	MFM	— Meff Renta Variable Exchange
CME	— Chicago Mercantile Exchange	MIL	— Milan Stock Exchange
EOE	— Dutch Options Exchange	MSE	— Montreal Exchange
EOP	— NYSE – Liffe Exchange	NYF	— New York Futures Exchange
EUX	— Eurex Deutschland Exchange	SFE	— Sydney Futures Exchange
HKG	— Hong Kong Futures Exchange	SGX	— Singapore Exchange
LIF	— Liffe Exchange	TSE	— Tokyo Stock Exchange

Forward Currency Contracts

Forward currency contracts normally will be priced using the WM/Reuters Intraday Forwards rates provided as of 4:00 pm Eastern Time. In the event WM/Reuters (or a designated pricing service) is unable to provide a rate for a particular contract, the fair value of the contract will be determined in accordance with the Valuation Procedures and generally such contracts are categorized as Level 2 in the hierarchy.

Interest Rate Swaps and Inflation Swaps

Interest rate and inflation swaps normally will be priced based on the applicable swap valuation model (i.e., interest rate or inflation) which incorporates a snapshot of the relevant swap curve (interest rate curve or inflation rate curve, as applicable). Such prices will be provided by a pricing service. In the event a pricing service is unable to provide a price for a particular swap, the swap will be priced at its fair value in accordance with the Valuation Procedures and generally such swaps are categorized as Level 2 in the hierarchy.

Interest Rate Swaptions

Interest rate swaptions normally will be priced based on a snapshot taken of the relevant swap curve, deriving an implied volatility surface from actual and/or indicative broker-dealer swaption prices, and combining them in a swaption valuation model. Such prices will be provided by a pricing service. In the event a pricing service is unable to provide a price for a particular swaption, the swaption will be priced at its fair value in accordance with the Valuation Procedures and generally such swaptions are categorized as Level 2 in the hierarchy.

Total Return Swaps

Total return swaps are normally priced based on a valuation model that incorporates cash flow forecasts for the reference asset and a snapshot of the relevant interest rate swap curve. Such prices will be provided by a pricing service. In the event a pricing service is unable to provide a price for a particular total return swap, the total return swap will be priced at its fair value in accordance with the Valuation Procedures and generally such swaps are categorized as Level 2 in the hierarchy.

Floating Rate Loans

Floating rate loans are debt securities or other interests issued by companies or other entities with floating interest rates that reset periodically. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired from a lender or through the agent as an assignment from another lender who holds a floating rate loan , or as a participation interest in another lender’s portion of the floating rate loan or portion therof. Investments in floating rate loans have risks that are similar to those of fixed income securities. In addition, floating rate loans carry the risk of impairment of collateral. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As such, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans may also carry liquidity risk. Floating rate loans generally are subject to legal or contractual restrictions on resale. Therefore, the liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. If the credit quality of a floating rate loan suffers a significant decline, the secondary trading market for that same loan may also decline, making it more difficult to sell and to value. Difficulty in selling a floating rate loan can result in a loss.

Security Transactions and Income Recognition

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized for both financial reporting and tax purposes, except for the Core Bond Index Fund, which does not amortize bond premium for tax purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income.

Dividends and Distributions to Shareholders

Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/(loss). Dividends from net investment income, if any, are declared and paid monthly to shareholders of the Core Bond Index, Low Duration Bond, and Inflation Protected Securities Funds. For the remaining funds, dividends from net investment income, if any, are declared and paid annually to shareholders. Distributions from net realized capital gains, if any, are generally declared and paid annually to shareholders. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on investment securities, and differing characterizations of distributions being made by each fund.

Certain differences are permanent, and result in reclassifications among paid-in capital, net investment income or realized gains. These may include net operating losses not utilized during the current year, commission adjustments, pay-down gains and losses, bond premium amortization, foreign currency gains and losses, treasury inflation-protected securities adjustments, taxable over-distributions or returns of capital, distribution reclassifications, and adjustments relating to income received from, or dispositions of, swaps, securities with special dividends, or any real estate investment trust, passive foreign investment company, publicly traded partnerships, contingent payment debt instruments, and mutual fund company securities. These reclassifications have no effect on net assets or net asset values per share, and they do not affect the net investment income per share calculations presented in the Financial Highlights.

Fund	Paid-in Capital Increase/(Decrease)	Undistributed Net Investment Income Increase/(Decrease)	Accumulated Net Realized Gain/(Loss) Increase/(Decrease)
Low Duration Bond	$—	$(499,640)	$499,640
Inflation Protected Securities	—	1,374,464	(1,374,464)
Equity Income	—	1,831,887	(1,831,887)
Growth & Income	—	1,917,237	(1,917,237)
Growth	—	154,180	(154,180)
Select Value	—	(400,861)	400,861
Aggressive Opportunities	(2)	414,886	(414,884)
Discovery	—	746,980	(746,980)
International	—	2,197,474	(2,197,474)

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Fund	Paid-in Capital Increase/(Decrease)	Undistributed Net Investment Income Increase/(Decrease)	Accumulated Net Realized Gain/(Loss) Increase/(Decrease)
Diversifying Strategies	$(35,881)	$6,638,342	$(6,602,461)
Core Bond Index	—	7,908,621	(7,908,621)
500 Stock Index	14,799,500	(132,077)	(14,667,423)
Broad Market Index	12,090,850	(331,593)	(11,759,257)
Mid/Small Company Index	3,329,933	(411,936)	(2,917,997)
Overseas Equity Index	1,437,589	(9,302)	(1,428,287)
Model Portfolio Conservative Growth	—	403,650	(403,650)
Model Portfolio Traditional Growth	—	190,772	(190,772)
Model Portfolio Long-Term Growth	—	(9,940)	9,940
Model Portfolio All-Equity Growth	—	(325,231)	325,231
Milestone Retirement Income	—	91,215	(91,215)
Milestone 2010	—	79,972	(79,972)
Milestone 2015	—	119,342	(119,342)
Milestone 2020	—	45,170	(45,170)
Milestone 2025	—	(6,429)	6,429
Milestone 2030	—	(6,357)	6,357
Milestone 2035	—	(2,827)	2,827
Milestone 2040	—	(90,926)	90,926
Milestone 2045	—	(401)	401
Milestone 2050	—	(55)	55

Federal Income Taxes

Each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal tax purposes. Accordingly, each fund intends to make distributions of substantially all of its net investment company taxable income and any net realized capital gains (after reduction for capital loss carry forwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Any taxable income or gains remaining at fiscal year-end are distributed in the following year. Therefore, no provision for federal income or excise taxes was required.

The FASB issued Interpretation ASC 740, “Income Taxes,” (“ASC 740”) which establishes guidelines for recognizing, measuring, and disclosing tax return positions in financial statements. Management has evaluated the Company’s tax positions and determined that the application of ASC 740 had no material impact on the Company’s financial statements. Accordingly, no adjustments for unrecognized tax benefits or related interest or penalties were required as of December 31, 2013. If applicable, the Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other Expenses” in the Statement of Operations. The Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) changed various technical rules governing the tax treatment of regulated investment companies, which are generally effective beginning with the Company’s taxable year ending December 31, 2011. Under the Act, the funds are permitted to carry forward capital losses incurred in taxable years beginning after the enactment date indefinitely. However, any losses incurred during post-enactment taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years, which expires, according to their original schedule. As a result of this ordering rule, pre-enactment capital loss carry forwards may be more likely to expire unused.

Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered entirely short-term as required under prior law.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Total Distributable Earnings
Low Duration Bond	$—	$712,247	$712,247
Inflation Protected Securities	265,031	—	265,031
Equity Income	—	17,693,722	17,693,722
Growth & Income	—	19,333,403	19,333,403
Growth	416,556	—	416,556
Select Value	3,907,507	6,724,056	10,631,563
Aggressive Opportunities	10,751,891	18,348,029	29,099,920
Discovery	4,005,744	8,640,061	12,645,805
International	15,432,272	—	15,432,272
Diversifying Strategies	3,306,985	5,420,447	8,727,432
Core Bond Index	5,799	—	5,799
500 Stock Index	158,106	1,583,282	1,741,388
Broad Market Index	5,518,248	469,887	5,988,135
Mid/Small Company Index	838,902	1,436,345	2,275,247
Overseas Equity Index	19,702	—	19,702
Model Portfolio Conservative Growth	—	13,575,545	13,575,545
Model Portfolio Traditional Growth	—	47,133,676	47,133,676
Model Portfolio Long-Term Growth	—	75,834,294	75,834,294
Model Portfolio All-Equity Growth	1,201,870	36,701,757	37,903,627
Milestone Retirement Income	—	6,053,096	6,053,096
Milestone 2010	—	6,484,474	6,484,474
Milestone 2015	—	13,694,592	13,694,592
Milestone 2020	—	15,546,440	15,546,440
Milestone 2025	—	14,118,866	14,118,866
Milestone 2030	—	12,752,396	12,752,396
Milestone 2035	—	9,644,964	9,644,964
Milestone 2040	—	10,352,742	10,352,742
Milestone 2045	—	3,330,950	3,330,950
Milestone 2050	60,551	748,882	809,433

The tax character of distributions during 2013 was as follows:

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Gains	Return of Capital	Total Distributions
Low Duration Bond	$7,992,861	$1,509,632	$—	$9,502,493
Inflation Protected Securities	8,171,405	8,974,277	—	17,145,682
Equity Income	45,935,807	106,020,635	—	151,956,442
Growth & Income	25,453,231	111,699,235	—	137,152,466
Growth	11,761,873	—	—	11,761,873
Select Value	20,611,827	39,536,586	—	60,148,413
Aggressive Opportunities	45,549,946	66,939,790	—	112,489,736
Discovery	23,025,790	25,798,289	—	48,824,079
International	30,965,823	—	—	30,965,823
Diversifying Strategies	20,271,969	11,992,223	—	32,264,192
Core Bond Index	36,026,496	—	—	36,026,496
500 Stock Index	10,623,254	1,698,318	—	12,321,572
Broad Market Index	12,780,921	8,981,718	—	21,762,639
Mid/Small Company Index	13,776,960	44,613,956	—	58,390,916
Overseas Equity Index	6,970,845	—	—	6,970,845
Model Portfolio Conservative Growth	11,329,321	9,507,066	—	20,836,387

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Gains	Return of Capital	Total Distributions
Model Portfolio Traditional Growth	$35,340,349	$28,932,875	$—	$64,273,224
Model Portfolio Long-Term Growth	52,434,385	44,573,892	—	97,008,277
Model Portfolio All-Equity Growth	26,128,168	7,618,002	—	33,746,170
Milestone Retirement Income	4,870,032	5,062,522	—	9,932,554
Milestone 2010	4,261,429	8,502,311	—	12,763,740
Milestone 2015	8,488,602	12,336,153	—	20,824,755
Milestone 2020	10,443,369	13,428,042	—	23,871,411
Milestone 2025	8,923,472	9,863,758	—	18,787,230
Milestone 2030	7,126,570	8,871,634	—	15,998,204
Milestone 2035	4,799,154	7,072,377	—	11,871,531
Milestone 2040	4,638,073	10,019,247	—	14,657,320
Milestone 2045	1,452,065	3,721,269	—	5,173,334
Milestone 2050	530,085	7,977	—	538,062

The tax character of distributions during 2012 was as follows:

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Gains	Return of Capital	Total Distributions
Low Duration Bond	$9,121,831	$74,114	$—	$9,195,945
Inflation Protected Securities	18,143,128	15,222,321	—	33,365,449
Equity Income	41,422,148	53,829,326	—	95,251,474
Growth & Income	19,726,072	21,289,603	—	41,015,675
Growth	11,011,407	—	—	11,011,407
Select Value	5,580,470	6,557,777	—	12,138,247
Aggressive Opportunities	2,304,541	43,084,081	—	45,388,622
Discovery	4,690,497	8,483,074	—	13,173,571
International	31,260,095	—	—	31,260,095
Diversifying Strategies	16,028,717	2,847,633	—	18,876,350
Core Bond Index	37,975,608	—	—	37,975,608
500 Stock Index	8,784,902	—	—	8,784,902
Broad Market Index	11,312,422	4,339,845	—	15,652,267
Mid/Small Company Index	10,462,333	15,920,886	—	26,383,219
Overseas Equity Index	6,613,749	—	—	6,613,749
Model Portfolio Savings Oriented	6,259,037	1,798,094	—	8,057,131
Model Portfolio Conservative Growth	11,913,449	3,620,104	—	15,533,553
Model Portfolio Traditional Growth	25,650,562	16,867,880	—	42,518,442
Model Portfolio Long-Term Growth	31,338,840	30,431,408	—	61,770,248
Model Portfolio All-Equity Growth	7,107,423	4,015,888	—	11,123,311
Milestone Retirement Income	4,331,325	2,890,968	—	7,222,293
Milestone 2010	4,231,454	4,505,139	—	8,736,593
Milestone 2015	7,842,787	4,995,120	—	12,837,907
Milestone 2020	8,501,616	3,889,473	—	12,391,089
Milestone 2025	6,871,979	3,068,946	—	9,940,925
Milestone 2030	5,347,663	2,658,644	—	8,006,307
Milestone 2035	3,475,580	1,845,402	—	5,320,982
Milestone 2040	3,367,926	299,205	—	3,667,131
Milestone 2045	970,078	678,897	—	1,648,975
Milestone 2050	10,052	607	—	10,659
At December 31, 2013, the following funds had net capital loss carryovers.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Post-enactment losses incurred that will be carried forward under the provisions of the Act are as follows:

	Loss carryforward character
Fund	Short Term	Long Term
Core Bond Index	$(3,950,861)	$(876,297)
Overseas Equity Index	—	(812,489)

At December 31, 2013, the following funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through indicated expiration dates.

	Expiring December 31
Fund	2014	2015	2016
Core Bond Index	$—	$(457,462)	$(2,798,291)

		Expiring December 31
Fund		2017	2018
Growth		$(169,307,912)	$—
International		(56,466,550)	—
Core Bond Index		(4,404,280)	—
Overseas Equity Index		(2,991,434)	(444,126)

At December 31, 2013, the following funds elected to defer post-October net capital losses and specified losses of:

Fund	Capital Losses	Specified Losses
Low Duration Bond	$104,336	$128,723
Inflation Protected Securities	625,420	—
Equity Income	—	1,764
Growth & Income	—	1,020
Growth	2,358,008	—
Aggressive Opportunities	—	64,629
Discovery	—	45,316
Core Bond Index	1,447,851	—
Overseas Equity Index	—	150,377
Model Portfolio Conservative Growth	29,564	—
Model Portfolio Traditional Growth	41,694	—
Milestone Retirement Income	30,906	—
Milestone 2010	12,602	—
Milestone 2015	35,157	—

3.	Investments in Derivative Instruments

Some of the funds use derivative instruments in pursuing their investment objectives. The following table and discussion provides more detailed information about a fund’s derivative usage. The table below shows the average monthly notional balance, settlement value, or market value (as applicable) of the derivative instruments held by each fund during the reporting period.

	Low Duration Bond Fund	Inflation Protected Securities Fund	Discovery Fund	Diversifying Strategies Fund
Futures Contracts:
Average Notional Balance Long	$5,690,055	$24,567,164	$124,384,804	$71,918,058
Average Notional Balance Short	12,789,701	26,546,517	3,546,523	85,305,789

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

	Low Duration Bond Fund	Inflation Protected Securities Fund	Discovery Fund	Diversifying Strategies Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value—Deliver USD	$1,243,711	$—	$101,023	$58,925,367
Average Settlement Value—Receive USD	8,433,986	—	476,387	70,059,728
Exchange-Traded Options:
Average Market Value Purchased	$—	$67,767	$—	$501,005
Average Market Value Written	—	171,865	—	—
Average Market Value Purchased Options on Euro-Bund futures	—	—	—	494,448
Over the Counter Options:
Average Market Value Purchased	$—	$—	$—	$95,346
Average Market Value Written	—	—	—	280,297
Swaptions:
Average Notional Balance Purchased	$—	$—	$—	$—
Average Notional Balance Written	—	53,346,154	—	—

	Low Duration Bond Fund	Inflation Protected Securities Fund	Discovery Fund	Diversifying Strategies Fund
Inflation Linked Swaps:
Average Notional Balance—Pays Fixed Rate	$—	$19,100,000	$—	$—
Average Notional Balance—Receives Fixed Rate	—	—	—	—
Interest Rate Swaps:
Average Notional Balance—Pays Fixed Rate	$—	$4,100,000	$—	$—
Average Notional Balance—Receives Fixed Rate	—	8,238,462	—	—

	500 Stock Index Fund	Broad Market Index Fund	Mid/Small Company Index Fund	Overseas Equity Index Fund
Futures Contracts:
Average Notional Balance Long	$10,811,588	$8,520,311	$10,336,315	$5,423,375
Average Notional Balance Short	—	—	—	—
Forward Foreign Currency Exchange Contracts:
Average Settlement Value—Deliver USD	$—	$—	$—	$13,035,076
Average Settlement Value—Receive USD	—	—	—	9,246,756

	International Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value—Deliver USD	$313,345
Average Settlement Value—Receive USD	10,508,682

Futures Contracts (“Futures”)

A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date.

Certain funds may enter into futures to manage certain risks. These risks may include interest rate risk (the risk that interest rates will rise, causing fixed income securities prices to fall), credit risk (the risk that the issuer of a fixed income security will default on its obligation to pay interest and/or principal in a timely manner on the instrument),

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

stock market risk (the risk that stock prices overall will decline over short or extended periods), or foreign currency risk (the risk that foreign currency values will decline relative to the U.S. dollar).

Certain funds may use futures to seek to increase portfolio value, by increasing or decreasing their exposure to changes in the market value of the specific underlying security, foreign currency, or index.

Futures may be used by the following funds for the following purposes:

	Manage Risk:				Obtain or Adjust Investment Exposure:
Fund	Interest Rate Risk	Credit Risk	Stock Market Risk	Foreign Currency Risk	To Certain Assets or Asset Classes	To Foreign Currencies
Low Duration Bond	*	*		*	*	*
Inflation Protected Securities	*	*		*	*	*
Equity Income			*	*	*
Growth & Income			*	*	*
Growth			*	*	*
Select Value			*	*	*
Aggressive Opportunities			*	*	*
Discovery	*	*	*	*	*	*
International			*	*	*	*
Diversifying Strategies	*	*	*	*	*	*
Core Bond Index	*				*
500 Stock Index					*
Broad Market Index					*
Mid/Small Company Index					*
Overseas Equity Index				*	*

Upon entering into the futures contract, the fund agrees to deposit an amount equal to a certain percentage of the contract notional value (initial margin). The fund agrees to subsequently receive or pay an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses are a component of net realized gain (loss) on futures in the Statement of Operations.

Use of futures may involve risks different from, or possibly greater than, the risks associated with more traditional investments, and may involve a small amount of investment relative to the amount of risk assumed. Risks associated with futures include: the risk that a particular future may be difficult to purchase or sell (liquidity risk); the risk that certain futures may be more sensitive than traditional investments to interest rate changes and market price fluctuations (interest rate and market risks); the risk of mispricing or improper valuation of the future, and the inability of the future to correlate perfectly, or at all, with the value of the underlying asset, reference rate, or index it is designed to closely track (valuation risk); the risk that the fund may lose substantially more than the amount invested and that the fund may be forced to liquidate portfolio positions when it may not be advantageous to do so (leverage risk).

During the year ended December 31, 2013, the following funds purchased and/or sold futures contracts: Low Duration Bond Fund, Inflation Protected Securities Fund, Discovery Fund, Diversifying Strategies Fund, 500 Stock Index Fund, Broad Market Index Fund, Mid/Small Company Index Fund, and Overseas Equity Index Fund.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

As of December 31, 2013, the following funds had open futures contracts outstanding:

Low Duration Bond Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
50	CBT	U.S. 2 Year Treasury Note	March 2014	$10,990,625	$(20,489)

Sold
97	CBT	U.S. 5 Year Treasury Note	March 2014	$11,573,313	$124,010

					$103,521

Inflation Protected Securities Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
41	CBT	U.S. 10 Year Treasury Note	March 2014	$5,044,922	$(9,430)
87	CBT	U.S. 5 Year Treasury Note	March 2014	10,380,188	(32,888)

					$(42,318)

Sold
11	CBT	U.S. 2 Year Treasury Note	March 2014	$2,417,938	$4,485
40	CBT	U.S. Long Bond	March 2014	5,132,500	36,793
67	CBT	U.S. Ultra Bond	March 2014	9,128,750	165,723

					$207,001

					$164,683

Discovery Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
1,167	NYF	E-MINI Russell 2000 Index	March 2014	$135,535,380	$3,443,039
45	CBT	U.S. 2 Year Treasury Note	March 2014	9,891,563	(18,440)

					$3,424,599

Sold
42	CBT	U.S. 5 Year Treasury Note	March 2014	$5,011,125	$57,368

					$3,481,967

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Diversifying Strategies Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation/ (Depreciation)
Purchased
5	EOE	Amsterdam Index	January 2014	$553,513	$30,879
307	SFE	Australian Government 10 Year Bond	March 2014	31,431,530	287,967
84	EOP	CAC40 10 Euro Future	January 2014	4,967,295	233,020
23	MSE	Canadian Government 10 Year Bond	March 2014	2,744,194	(28,814)
69	EUX	DAX Index	March 2014	22,794,644	1,018,995
23	MIL	FTSE/MIB Index	March 2014	3,009,860	130,613
107	HKG	Hang Seng Index	January 2014	16,098,365	235,490
163	SFE	SPI 200 Index	March 2014	19,349,902	1,002,876
70	TSE	TOPIX Index	March 2014	8,657,772	255,636
108	CBT	U.S. 10 Year Treasury Note	March 2014	13,289,063	(213,815)

					$2,952,847

Sold
86	SGX	10 Year Mini-JGB	March 2014	$11,699,953	$69,888
99	CME	E-MINI S&P 500 Index	March 2014	9,113,445	(329,873)
180	EUX	Euro-Bund Futures	March 2014	34,462,111	376,290
246	LIF	FTSE 100 Index	March 2014	27,283,184	(803,906)
37	MFM	IBEX 35 Index	January 2014	5,023,613	(263,434)
13	MSE	S&P/TSX 60 Index	March 2014	1,911,358	(80,999)
101	CBT	U.S. 5 Year Treasury Note	March 2014	12,050,563	133,212
156	LIF	UK Gilt Long Bond	March 2014	27,527,453	553,338

					$(345,484)

					$2,607,363

500 Stock Index Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation
Purchased
146	CME	E-MINI S&P 500 Index	March 2014	$13,440,030	$408,405

Broad Market Index Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation
Purchased
12	NYF	E-MINI Russell 2000 Index	March 2014	$1,393,680	$53,798
118	CME	E-MINI S&P 500 Index	March 2014	10,862,490	275,562
10	CME	E-MINI S&P MidCap 400 Index	March 2014	1,339,400	39,525

					$368,885

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Mid/Small Company Index Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation
Purchased
70	NYF	E-MINI Russell 2000 Index	March 2014	$8,129,800	$282,705
53	CME	E-MINI S&P MidCap 400 Index	March 2014	7,098,820	190,475

					$473,180

Overseas Equity Index Fund

Number of Contracts	Exchange	Contract	Expiration Date	Contract Value	Net Unrealized Appreciation
Purchased
29	EUX	DJ Euro STOXX 50	March 2014	$1,239,946	$27,145
11	LIF	FTSE 100 Index	March 2014	1,219,980	17,518
4	SFE	SPI 200 Index	March 2014	474,844	11,439
7	TSE	TOPIX Index	March 2014	865,777	11,270

					$67,372

Forward Currency Contracts

A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract.

Certain funds may enter into forward currency contracts to manage foreign currency risk. Foreign currency risk is the risk that a fund’s investment in or exposure to foreign currencies or securities denominated in foreign currencies may cause the fund to experience gains or losses solely based on changes in the exchange rate between foreign currencies and the U.S. dollar, or, in the case of hedged positions, the risk that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund denominated in those currencies.

Certain funds also may enter into forward currency contracts to obtain or adjust investment exposure to a foreign currency.

Forward currency contracts may be used by the following funds for the following purposes:

Fund	Manage Foreign Currency Risk	Obtain or Adjust Investment Exposure to Foreign Currencies
Low Duration Bond	*	*
Inflation Protected Securities	*	*
Equity Income	*
Growth & Income	*
Growth	*
Select Value	*
Aggressive Opportunities	*
Discovery	*	*
International	*	*
Diversifying Strategies	*	*
Overseas Equity Index	*

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Risks of entering into forward currency contracts include the possibility that a fund may lose money. For example, foreign currency values may change unfavorably relative to the U.S. dollar, there may be an illiquid market or a change in the value of the contracts may not correlate with changes in the value of the underlying currency. The use of over-the-counter forward currency contracts includes counterparty risk, which is the risk that the other party to a contract may not fulfill its obligations.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward currency contracts are components of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on forward currency contracts and foreign currency transactions in the Statement of Operations, respectively.

During the year ended December 31, 2013, the following funds purchased and/or sold forward foreign currency exchange contracts: Low Duration Bond Fund, Discovery Fund, International Fund, Diversifying Strategies Fund, and Overseas Equity Index Fund.

As of December 31, 2013, the following funds had open forward currency contracts outstanding:

Low Duration Bond Fund

Contract Type	Counterparty	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2013	Net Unrealized Appreciation/ (Depreciation)
Purchase	JPMorgan Chase Bank NA	USD	GBP	03/04/2014	$4,452,141	$4,503,990	$51,849

Sale	HSBC Bank plc	GBP	USD	01/09/2014	$1,126,569	$1,139,247	$(12,678)
Sale	JPMorgan Chase Bank NA	GBP	USD	03/04/2014	4,409,163	4,503,990	(94,827)

							$(107,505)

							$(55,656)

Discovery Fund

Contract Type	Counterparty	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2013	Net Unrealized Appreciation/ (Depreciation)
Purchase	Citibank NA	USD	EUR	01/09/2014	$142,886	$143,072	$186

Sale	HSBC Bank plc	BRL	USD	01/30/2014	$442,388	$438,586	$3,802
Sale	Citibank NA	EUR	USD	01/09/2014	141,352	143,071	(1,719)

							$2,083

							$2,269

International Fund

Contract Type	Counterparty	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2013	Net Unrealized Appreciation/ (Depreciation)
Sale	JPMorgan Chase Bank NA	AUD	USD	01/31/2014	$8,251,519	$8,273,118	$(21,599)

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Diversifying Strategies Fund
Contract Type	Counterparty	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2013	Net Unrealized Appreciation/ (Depreciation)
Purchase	Deutsche Bank AG	USD	AUD	01/10/2014	$7,002,433	$7,044,900	$42,467
Purchase	Deutsche Bank AG	USD	CAD	01/10/2014	661,991	666,397	4,406
Purchase	Deutsche Bank AG	USD	CHF	01/10/2014	169,691	170,370	679
Purchase	Deutsche Bank AG	USD	EUR	01/10/2014	13,412,630	13,405,867	(6,763)
Purchase	Deutsche Bank AG	USD	GBP	01/10/2014	27,326,626	27,616,176	289,550
Purchase	JPMorgan Chase Bank NA	USD	GBP	03/04/2014	5,810,199	5,877,864	67,665
Purchase	Deutsche Bank AG	USD	JPY	01/10/2014	2,763,355	2,707,705	(55,650)

							$342,354

Sale	Deutsche Bank AG	AUD	USD	01/10/2014	$1,554,742	$1,562,303	$(7,561)
Sale	Deutsche Bank AG	CAD	USD	01/10/2014	13,378,906	13,431,657	(52,751)
Sale	Deutsche Bank AG	CHF	USD	01/10/2014	27,967,324	27,802,405	164,919
Sale	JPMorgan Chase Bank NA	EUR	USD	01/09/2014	1,798,568	1,820,040	(21,472)
Sale	Deutsche Bank AG	EUR	USD	01/10/2014	9,623,339	9,695,863	(72,524)
Sale	JPMorgan Chase Bank NA	GBP	USD	01/09/2014	1,719,891	1,738,676	(18,785)
Sale	JPMorgan Chase Bank NA	GBP	USD	03/04/2014	5,754,111	5,877,863	(123,752)
Sale	Deutsche Bank AG	JPY	USD	01/10/2014	2,505,737	2,481,400	24,337
Sale	Deutsche Bank AG	NOK	USD	01/10/2014	2,435,788	2,456,377	(20,589)
Sale	Deutsche Bank AG	NZD	USD	01/10/2014	1,740,000	1,740,387	(387)
Sale	Deutsche Bank AG	SEK	USD	01/10/2014	247,847	251,752	(3,905)

							$(132,470)

							$209,884

Overseas Equity Index Fund
Contract Type	Counterparty	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2013	Net Unrealized Appreciation/ (Depreciation)
Purchase	Bank of America NA	USD	AUD	03/19/2014	$352,691	$354,259	$1,568
Purchase	Goldman Sachs International	USD	AUD	03/19/2014	149,376	146,794	(2,582)
Purchase	Standard Chartered Bank	USD	AUD	03/19/2014	79,766	78,351	(1,415)
Purchase	Bank of America NA	USD	EUR	03/19/2014	759,657	758,819	(838)
Purchase	Citibank NA	USD	EUR	03/19/2014	675,290	673,965	(1,325)
Purchase	Bank of America NA	USD	GBP	03/19/2014	766,602	769,610	3,008
Purchase	Barclays Bank plc	USD	GBP	03/19/2014	213,402	216,153	2,751
Purchase	Citibank NA	USD	GBP	03/19/2014	451,158	456,142	4,984
Purchase	UBS AG	USD	GBP	03/19/2014	515,236	520,609	5,373
Purchase	Bank of America NA	USD	JPY	03/19/2014	723,290	721,003	(2,287)
Purchase	Citibank NA	USD	JPY	03/19/2014	214,960	209,343	(5,617)
Purchase	Goldman Sachs International	USD	JPY	03/19/2014	423,825	412,797	(11,028)
Purchase	UBS AG	USD	JPY	03/19/2014	32,942	32,056	(886)

							$(8,294)

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Contract Type	Counterparty	Currency to Deliver	In Exchange For	Exchange Date	Foreign Currency Cost/Proceeds (U.S.$)	U.S. Dollar Value at December 31, 2013	Net Unrealized Appreciation/ (Depreciation)
Sale	Barclays Bank plc	AUD	USD	03/19/2014	$224,346	$224,888	$(542)
Sale	Royal Bank of Canada	AUD	USD	03/19/2014	118,440	118,353	87
Sale	Barclays Bank plc	EUR	USD	03/19/2014	746,203	746,025	178
Sale	Royal Bank of Canada	EUR	USD	03/19/2014	163,402	163,567	(165)
Sale	Bank of America NA	EUR	USD	03/19/2014	82,501	83,091	(590)
Sale	Royal Bank of Canada	GBP	USD	03/19/2014	107,196	108,242	(1,046)
Sale	Bank of America NA	GBP	USD	03/19/2014	418,803	426,347	(7,544)
Sale	Barclays Bank plc	GBP	USD	03/19/2014	975,982	983,446	(7,464)
Sale	Credit Suisse International	JPY	USD	01/07/2014	628,081	626,098	1,983
Sale	Bank of America NA	JPY	USD	03/19/2014	483,341	476,203	7,138
Sale	Barclays Bank plc	JPY	USD	03/19/2014	484,842	478,769	6,073

							$(1,892)

							$(10,186)

Option Contracts (“Options”)

An option gives the holder the right but not the obligation to enter into a transaction (e.g., the purchase or sale of a security, an index of securities or another instrument, such as a futures contract) with another party on or before a specific date at a specified price (called the strike price). The counterparty is obligated to enter into the transaction if the holder elects to exercise the option. A call option gives the holder the right to purchase the underlying security or instrument from the other party; a put option gives the holder the right to sell the underlying security or instrument to the other party.

Certain funds may enter into options to manage certain risks. These risks may include interest rate risk (the risk that interest rates will rise, causing prices of fixed income securities to fall), credit risk (the risk that the issuer of a fixed income security will default on its obligation to pay interest and/or principal on the instrument in a timely manner), stock market risk (the risk that stock prices overall will decline over short or extended periods), and foreign currency risk (the risk that foreign currency values will decline relative to the U.S. dollar). Some funds also may use options, including options on Euro-Bund futures contracts, to obtain or adjust investment exposure to certain assets, asset classes, or foreign currencies.

Option contracts may be used by the following funds for the following purposes:

	Manage Risk:				Obtain or Adjust Investment Exposure:
Fund	Interest Rate Risk	Credit Risk	Stock Market Risk	Foreign Currency Risk	To Certain Assets or Asset Classes	To Foreign Currencies
Low Duration Bond	*	*		*	*	*
Inflation Protected Securities	*	*		*	*	*
Equity Income			*		*
Growth & Income			*		*
Growth			*		*
Select Value			*		*
Aggressive Opportunities			*		*
Discovery	*	*	*	*	*	*
International			*	*	*	*
Diversifying Strategies	*	*	*	*	*	*

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Purchases of put and call options are recorded as an investment, the value of which is marked to market at each valuation date. When a purchased option expires, the fund will realize a loss equal to the premium paid. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a fund exercises a call option, the cost of the security that the fund purchases upon exercise will be increased by the premium originally paid. When a fund writes (sells) a call or put option, an amount equal to the premium received by the fund is recorded as a liability, and the value of each option is marked to market at each valuation date. When a written option expires, the fund realizes a gain equal to the amount of the premium originally received. When a fund enters into a closing purchase transaction, the fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the fund purchased upon exercise. Option contract transactions may incur a commission, in addition to the premium paid or received. Options written are reported as a liability in a fund’s Statement of Assets and Liabilities.

Purchased options on Euro-Bund futures are recorded, accounted for and reported in the financial statements very much like futures contracts. There is no premium paid at the time of purchase and they are marked to market daily with variation margin payments received or made by the funds daily based on fluctuation in value and recorded as unrealized gain or loss. At the expiration of the option, the accumulated variation margin received or paid is recorded as realized gain or loss. If the option is exercised, the transaction is recorded as a normal purchase or sale of a futures contract.

A risk in writing (selling) a call option is that the fund gives up the opportunity for profit if the market price of the security increases to or above the strike price and the option is exercised. A risk in writing (selling) a call option on a futures contract, including a Euro-Bund futures contract, is that the fund may incur a loss if the market value of the underlying futures contract increases and the option is exercised. A risk in writing a put option is that the fund may incur a loss if the market price of the security, or futures contract including a Euro-Bund futures contract, decreases and the option is exercised. A risk in buying an option, including an option on a Euro-Bund futures contract, is that the fund pays a premium whether or not the option is exercised. The use of over-the-counter option contracts may also include counterparty risk, which is the risk that the other party to the contract may not fulfill its obligations.

During the year ended December 31, 2013, the following funds purchased and/or sold put and/or call options: Inflation Protected Securities Fund and Diversifying Strategies Fund.

Written option activity for the year ended December 31, 2013 was as follows:

	Call Options		Put Options		Total
Inflation Protected Securities Fund	Number of Contracts	Premium	Number of Contracts	Premium	Number of Contracts	Premium
Beginning balance as of 12/31/2012	71	$44,231	41	$8,245	112	$52,476

Written	197	102,216	791	323,369	988	425,585
Closed	(103)	(67,847)	(288)	(191,580)	(391)	(259,427)
Expired	(165)	(78,600)	(544)	(140,034)	(709)	(218,634)

Ending balance as of 12/31/2013	—	$—	—	$—	—	$—

	Call Options		Put Options		Total
Diversifying Strategies Fund	Number of Contracts	Premium	Number of Contracts	Premium	Number of Contracts	Premium
Beginning balance as of 12/31/2012	1,010	$154,502	—	$—	1,010	$154,502

Written	4,360	988,434	—	—	4,360	988,434
Closed	(4,460)	(964,535)	—	—	(4,460)	(964,535)
Expired	—	—	—	—	—	—

Ending balance as of 12/31/2013	910	$178,401	—	$—	910	$178,401

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

As of December 31, 2013, the following funds had open written option contracts or open purchased option contracts on Euro-Bund futures:

Diversifying Strategies Fund

Option Type	Description	# Contracts	Strike Price	Expiration Date	Net Unrealized Appreciation/ (Depreciation)
Written Call	Swiss Market Index	910	CHF 7,800.00	3/21/2014	$(246,160)

Option Type	Description	# Contracts	Strike Price	Expiration Date	Unrealized Gain/(Loss)
Purchased Call	Euro-Bund	6	EUR 110.00	2/21/2014	$(13,223)

Swap Agreements (“Swaps”)

Generally, swap agreements are contracts between a fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a cleared swap, a fund’s ultimate counterparty is the central clearinghouse. In a typical “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, such as specified interest rates, a particular foreign currency, or a “basket” of securities or commodities as represented by a particular index. The gross returns to be exchanged or “swapped” between the parties are generally calculated based on the return on or change in value of a “notional amount”, i.e. the predetermined dollar amount on which the dollar amount of gross returns are calculated.

Swap contract provisions and underlying assets are varied and may be customized to the specifications of the swap parties. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced fixed income security in the event of a default or other agreed upon credit related event by the issuer of the debt obligation. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Inflation rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive a fixed rate in exchange for the rate of change of an inflation index with respect to a notional amount of principal.

Certain funds may enter into swaps to manage certain risks (e.g. interest rate risk, which is the risk that interest rates will rise, causing prices of fixed income securities to fall, and credit risk, which is the risk that the issuer of a fixed income security will default on its obligation to pay interest and/or principal on the instrument in a timely manner). Some funds also may use swaps to manage foreign currency risk or to obtain or adjust investment exposure to certain assets or asset classes.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Swaps may be used by the following funds for the following purposes:

	Manage Risk:			Obtain or Adjust Investment Exposure:
Fund	Interest Rate Risk	Credit Risk	Foreign Currency Risk	To Certain Assets or Asset Classes
Low Duration Bond	*	*	*	*
Inflation Protected Securities	*	*	*	*
Discovery	*	*	*	*
Diversifying Strategies	*	*	*	*

The risks of entering into swaps include the possible lack of liquidity and unfavorable changes in the underlying investments or instruments. The use of swaps may also include counterparty risk, which is the risk that the other party to a swap may not fulfill its obligations.

In certain types of swap transactions, the risk of loss is increased because the fund may be required to make additional or higher payments to the counterparty as a result of market volatility. In addition, swaps are not traded on exchanges or other organized markets and are generally illiquid.

Swap value changes, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on swaps. A realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of a swap. Net realized and unrealized gains and losses occurring during the holding period of swaps are a component of net realized gain (loss) on swaps and change in net unrealized appreciation (depreciation) on swaps in the Statement of Operations, respectively.

During the year ended December 31, 2013, the Inflation Protected Securities Fund participated in interest rate and inflation linked swaps.

As of December 31, 2013 the following swaps were outstanding:

Inflation Protected Securities Fund

Centrally Cleared Interest Rate Swaps
Rates Exchanged
Payments Made By The Fund	Payments Received By The Fund	Termination Date	Notional Amount	Premium	Net Unrealized Appreciation (Depreciation)
2.75%	3 Month Libor	06/19/2043	USD 1,000,000	$117,550	$91,842
3.50%	3 Month Libor	12/18/2043	USD 5,500,000	364,756	49,333
3 Month Libor	1.50%	09/16/2016	USD 2,700,000	(5,184)	10,281
3 Month Libor	1.60%	07/05/2018	USD 8,100,000	—	(178,329)
3 Month Libor	1.25%	09/05/2018	USD 4,300,000	—	(60,658)
3 Month Libor	1.45%	09/05/2018	USD 3,900,000	—	(16,989)
3 Month Libor	1.40%	09/05/2018	USD 1,300,000	—	(8,832)
3 Month Libor	2.00%	12/18/2018	USD 1,600,000	16,315	2,847

				$493,437	$(110,505)

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Inflation Protected Securities Fund

Inflation Linked Swaps
	Rates Exchanged					Net Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Payments Made By The Fund	Payments Received By The Fund	Termination Date	Notional Amount	Premium
BNP Paribas SA	1.83%	CPI Urban Consumers NSA	11/29/2016	USD 1,100,000	$(245)	$(553)
BNP Paribas SA	2.25%	CPI Urban Consumers NSA	07/15/2017	USD 5,100,000	6,020	(134,049)
BNP Paribas SA	2.50%	CPI Urban Consumers NSA	07/15/2022	USD 3,700,000	53,930	(132,753)
Deutsche Bank AG	1.73%	CPI Urban Consumers NSA	12/19/2015	USD 900,000	45	105
Deutsche Bank AG	1.86%	CPI Urban Consumers NSA	11/05/2016	USD 2,000,000	—	(4,167)
Deutsche Bank AG	1.83%	CPI Urban Consumers NSA	11/29/2016	USD 2,400,000	(706)	479
Deutsche Bank AG	1.85%	CPI Urban Consumers NSA	11/29/2016	USD 3,600,000	—	(2,541)
Deutsche Bank AG	2.17%	CPI Urban Consumers NSA	11/01/2018	USD 1,300,000	—	(7,637)
Deutsche Bank AG	2.50%	CPI Urban Consumers NSA	07/15/2022	USD 500,000	3,650	(14,302)
Goldman Sachs Bank USA	1.73%	CPI Urban Consumers NSA	04/15/2016	USD 7,900,000	(14,005)	(9,444)
Goldman Sachs Bank USA	2.21%	CPI Urban Consumers NSA	10/11/2018	USD 5,200,000	—	(40,795)
Royal Bank of Scotland plc	1.94%	CPI Urban Consumers NSA	10/23/2016	USD 1,100,000	(3,245)	(1,626)
Royal Bank of Scotland plc	1.93%	CPI Urban Consumers NSA	10/31/2016	USD 5,300,000	—	(22,610)
Royal Bank of Scotland plc	2.25%	CPI Urban Consumers NSA	07/15/2017	USD 4,200,000	2,313	(107,748)

					$47,757	$(477,641)

Swap Options (“Swaptions”)

A swaption is a contract that gives the holder the right (but not the obligation), in return for the payment of a premium, to enter into a new swap agreement, or shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Certain funds may enter into swaptions to manage certain risks (e.g., interest rate risk, which is the risk that interest rates will rise, causing bond prices to fall, and credit risk, which is the risk that the issuer of a debt instrument will default on its obligation to pay interest and/or principal on the instrument in a timely manner). Some funds also may use swaptions to manage foreign currency risk or to obtain or adjust investment exposure to certain assets or asset classes.

Swaptions may be used by the following funds for the following purposes:

	Manage Risk:		Obtain or Adjust Investment Exposure:
Fund	Interest Rate Risk	Credit Risk	To Certain Assets or Asset Classes
Low Duration Bond	*	* * * *	*
Inflation Protected Securities	*		*
Discovery	*		*
Diversifying Strategies	*		*

When a fund purchases a swaption, it risks losing the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swaption, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement (i.e., the fund may be required to enter into a new swap agreement, or to shorten, extend, cancel, or otherwise modify an existing swap agreement, even when there has been an unfavorable change in the value of the underlying swap). The use of swaptions includes counterparty risk, which is the risk that the other party to a swaption may not fulfill its obligations.

When a fund writes a call or put swaption, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the swaption written. These liabilities are reflected as written options at value on the Statement of Assets and Liabilities. Certain swaptions may be written with premiums to be determined on a future date. Premiums received from writing swaptions that expire are treated as realized gains. Premiums received from writing swaptions that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying swap to determine the realized gain or loss.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Funds may also purchase put and call swaptions. Purchasing put or call swaptions tends to increase the fund’s potential opportunity to benefit from favorable market value changes in the underlying swap without obligating the fund to participate in unfavorable market changes that may occur. The fund pays a premium that is included on the fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the swaption. Premiums paid for purchasing swaptions that expire are treated as realized losses. Certain swaptions may be purchased with premiums to be determined on a future date. The premiums for these swaptions are based upon implied volatility parameters at specified terms. When a fund enters into a closing sale transaction, the fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the swaption. When a fund exercises a put swaption, it will realize a gain or loss from the underlying swap and the proceeds will be decreased by the premium originally paid. When a fund exercises a call swaption, the cost of the swap that the fund purchases upon exercise will be increased by the premium originally paid. Swaptions written are reported as a liability in a fund’s Statement of Assets and Liabilities. Gains and losses are reported in a fund’s Statement of Operations.

During the year ended December 31, 2013, the Inflation Protected Securities Fund participated in interest rate swaptions.

Written swaption activity for the year ended December 31, 2013 was as follows:

	Call Swaptions		Put Swaptions		Total
Inflation Protected Securities Fund	Notional Amount	Premium	Notional Amount	Premium	Notional Amount	Premium
Beginning balance as of 12/31/2012	$21,300,000	$142,061	$21,600,000	$218,680	$42,900,000	$360,741

Written	47,800,000	157,703	106,300,000	523,299	154,100,000	681,002
Closed	(51,000,000)	(206,946)	(75,500,000)	(554,806)	(126,500,000)	(761,752)
Expired	(3,900,000)	(7,815)	(3,900,000)	(19,283)	(7,800,000)	(27,098)

Ending balance as of 12/31/2013	$14,200,000	$85, 003	$48,500,000	$167,890	$62,700,000	$252,893

As of December 31, 2013, the following fund had open written swaption contracts outstanding:

Inflation Protected Securities Fund

Exchange	Counterparty	Contract	Notional Amount	Strike Rate	Expiration Date	Net Unrealized Appreciation/ (Depreciation)
OTC	Goldman Sachs	Put—Interest Rate Swaption	$36,000,000	2.00%	3/31/2014	$(27,876)
OTC	Royal Bank of Scotland plc	Call—Interest Rate Swaption	12,600,000	2.50%	1/27/2014	80,857
OTC	Royal Bank of Scotland plc	Put—Interest Rate Swaption	11,800,000	3.50%	1/27/2014	122,195
OTC	Royal Bank of Scotland plc	Call—Interest Rate Swaption	900,000	2.50%	3/03/2014	3,073
OTC	Goldman Sachs	Put—Interest Rate Swaption	700,000	1.90%	3/17/2014	(2,336)
OTC	Goldman Sachs	Call—Interest Rate Swaption	700,000	1.30%	3/17/2014	809

						$176,722

Derivative Risk Exposure

In April 2009, the Company adopted FASB ASC 815 “Disclosure about Derivative Instruments and Hedging Activities” (“ASC 815”), which requires enhanced disclosures about the funds’ derivatives and hedging activities. The following tables reflect the value of the funds’ derivative contracts by certain risk exposure types (primary risks to which a fund is exposed as a result of holding the derivative contract) as of December 31, 2013. Note that the risk exposure listed below is not indicative of the intended purpose of the related derivative (e.g., managing risk or obtaining or adjusting investment exposure, as discussed elsewhere in this report).

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Low Duration Bond Fund
Interest rate	Receivable for variation margin on futures contracts	$124,010	*	Payable for variation margin on futures contracts	$20,489	*
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	51,849		Unrealized depreciation on forward foreign currency exchange contracts	107,505

Total		$175,859			$127,994

Inflation Protected Securities Fund
Interest rate	Swap agreements, at value and receivable for variation margin on futures contracts	$854,663	*	Swap agreements, at value, payable for variation margin on futures contracts and written options, at value	$813,103	*

Total		$854,663			$813,103

Discovery Fund
Interest rate	Receivable for variation margin on futures contracts	$57,368	*	Payable for variation margin on futures contracts	$18,440	*
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	3,988		Unrealized depreciation on forward foreign currency exchange contracts	1,719
Stock market	Receivable for variation margin on futures contracts	3,443,039	*	Payable for variation margin on futures contracts	—

Total		$3,504,395			$20,159

International Fund
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	$—		Unrealized depreciation on forward foreign currency exchange contracts	$21,599

Total		$—			$21,599

Diversifying Strategies Fund
Interest rate	Investments in Securities, at value—purchased options and receivable for variation margin on futures contracts	$1,456,789	*	Payable for variation margin for options on Euro-Bund futures contracts and payable for variation margin on futures contracts	$255,852	*^
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	594,023		Unrealized depreciation on forward foreign currency exchange contracts	384,139
Stock market	Investments in Securities, at value—purchased options and receivable for variation margin on futures contracts	2,996,913	*	Payable for variation margin on futures contracts and written options, at value	1,902,773	*

Total		$5,047,725			$2,542,764

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

	Asset Derivatives			Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
500 Stock Index Fund
Stock market	Receivable for variation margin on futures contracts	$408,405	*	Payable for variation margin on futures contracts	$—

Total		$408,405			$—

Broad Market Index Fund
Stock market	Receivable for variation margin on futures contracts	$368,885	*	Payable for variation margin on futures contracts	$—

Total		$368,885			$—

Mid/Small Company Index Fund
Stock market	Receivable for variation margin on futures contracts	$473,180	*	Payable for variation margin on futures contracts	$—

Total		$473,180			$—

Overseas Equity Index Fund
Foreign currency	Unrealized appreciation on forward foreign currency exchange contracts	$33,143		Unrealized depreciation on forward foreign currency exchange contracts	$43,329
Stock market	Receivable for variation margin on futures contracts	67,372	*	Payable for variation margin on futures contracts	—

Total		$100,515			$43,329

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Financial Statements. Only the current day’s variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities.

^	Includes cumulative appreciation (depreciation) of options on Euro-Bund futures and options contracts at value as reported in the Notes to Financial Statements and Schedule of Investments. Only the current day’s variation margin is reported within the asset and liability sections of the Statements of Assets and Liabilities for the options on Euro-Bund futures.

The following tables reflect the funds’ gains (losses) related to derivative activities by certain risk exposure types (primary risks to which a fund is exposed as a result of holding the derivative contract) for the year ended December 31, 2013, in accordance with ASC 815. These gains (losses) are included in net realized gain (loss) or net change in unrealized appreciation (depreciation) in the Statements of Operations. Note that the risk exposure listed below are not indicative of the intended purpose of the related derivative (e.g., managing risk or obtaining or adjusting investment exposure, as discussed elsewhere in this report).

Low Duration Bond Fund[1]
Realized Gain (Loss)
Risk Exposure	Options	Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$—	$(212,510)	$—	$—	$(212,510)
Foreign currency	—	—	(623,842)	—	(623,842)

Total	$—	$(212,510)	$(623,842)	$—	$(836,352)

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$—		$17,440	$—	$—	$17,440
Foreign currency	—		—	(53,106)	—	(53,106)

Total	$—		$17,440	$(53,106)	$—	$(35,666)

Inflation Protected Securities Fund[2]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$464,109	**	$1,593,792	$—	$(41,309)	$2,016,592

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$247,924	**	$(79,189)	$—	$(773,933)	$(605,198)

Discovery Fund[3]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$—		$(82,513)	$—	$—	$(82,513)
Foreign currency	—		—	(41,003)	—	(41,003)
Stock market	—		36,490,131	—	—	36,490,131

Total	$—		$36,407,618	$(41,003)	$—	$36,366,615

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$—		$14,334	$—	$—	$14,334
Foreign currency	—		—	2,826	—	2,826
Stock market	—		2,865,064	—	—	2,865,064

Total	$—		$2,879,398	$2,826	$—	$2,882,224

International Fund[4]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Foreign currency	$—		$—	$1,643,433	$—	$1,643,433

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Foreign currency	$—		$—	$78,953	$—	$78,953

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Diversifying Strategies Fund[5]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$(347,567	)**	$(64,099)	$—	$—	$(411,666)
Foreign currency	—		—	(2,912,165)	—	(2,912,165)
Stock market	(1,401,756	)**	2,150,597	—	—	748,841

Total	$(1,749,323	)**	$2,086,498	$(2,912,165)	$—	$(2,574,990)

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Interest rate	$(93,500	)**	$1,032,253	$—	$—	$938,753
Foreign currency	—		—	623,123	—	623,123
Stock market	(449,775	)**	2,106,323	—	—	1,656,548

Total	$(543,275	)**	$3,138,576	$623,123	$—	$3,218,424

500 Stock Index Fund[6]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	$—		$2,768,560	$—	$—	$2,768,560

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	$—		$420,449	$—	$—	$420,449

Broad Market Index Fund[7]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	$—		$2,221,772	$—	$—	$2,221,772

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	$—		$351,567	$—	$—	$351,567

Mid/Small Company Index Fund[8]
Realized Gain (Loss)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	$—		$2,218,485	$—	$—	$2,218,485

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options		Futures	Forward Currency Contracts	Swap Agreements	Total
Stock market	$—		$435,753	$—	$—	$435,753

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Overseas Equity Index Fund[9]
Realized Gain (Loss)
Risk Exposure	Options	Futures	Forward Currency Contracts	Swap Agreements	Total
Foreign currency	$—	$—	$147,895	$—	$147,895
Stock market	—	596,797	—	—	596,797

Total	$—	$596,797	$147,895	$—	$744,692

Change in Unrealized Appreciation (Depreciation)
Risk Exposure	Options	Futures	Forward Currency Contracts	Swap Agreements	Total
Foreign currency	$—	$—	$(14,651)	$—	$(14,651)
Stock market	—	73,626	—	—	73,626

Total	$—	$73,626	$(14,651)	$—	$58,975

**	The realized gain (loss) and unrealized appreciation (depreciation) for purchased options is reported in the Statements of Operations within realized gains (losses) on investments and net change in unrealized appreciation (depreciation) on investments. The realized gain (loss) and unrealized appreciation (depreciation) for purchased options on Euro-Bund futures is reported in the Statements of Operations within realized gains(losses) on purchased options on Euro-Bund futures contracts and net change in unrealized appreciation (depreciation) on purchased options on Euro-Bund futures contracts.

(1)	The Low Duration Bond Fund used futures to manage interest rate risk inherent in its fixed income securities and to obtain or adjust investment exposure based on the subadvisers’ views on interest rates and yield curves. The fund used forward currency contracts to manage foreign currency risk inherent in its foreign fixed income holdings and to obtain or adjust investment exposure to foreign currencies.

(2)	The Inflation Protected Securities Fund used futures, options (including swaptions), and swaps to manage interest rate risk inherent in its fixed income securities. The fund used futures, options (including swaptions), and swaps to obtain or adjust investment exposure to segments of the fixed income market.

(3)	The Discovery Fund used Russell 2000 Index futures to obtain or adjust investment exposure to U.S. common stocks and used bond futures to manage interest rate risk inherent in its fixed income securities and to seek to obtain investment exposure based on anticipated changes in interest rates. The fund used forward currency contracts to manage foreign currency risk inherent in its foreign fixed income holdings.

(4)	The International Fund used forward currency contracts to manage foreign currency risk and to obtain and adjust investment exposure to foreign currencies to facilitate the trading of the foreign securities in the fund.

(5)	The Diversifying Strategies Fund, used (1) foreign currency contracts to obtain and adjust investment exposure to foreign currencies; (2) futures to obtain and adjust investment exposure to stocks and to fixed income securities; and (3) options and options on futures to obtain and adjust investment exposure to stocks and to fixed income securities.

(6)	The 500 Stock Index Fund used futures to obtain or adjust investment exposure to stocks when it was believed that using futures would be more efficient or cost effective than trading in the securities directly.

(7)	The Broad Market Index Fund used futures to obtain or adjust investment exposure to equity issues when it was believed that using futures would be more efficient or cost effective than trading in the securities directly.

(8)	The Mid/Small Company Index Fund used futures to obtain or adjust investment exposure to equity issues when it was believed that using futures would be more efficient or cost effective than trading in the securities directly.

(9)	The Overseas Equity Index Fund used forward foreign currency contracts to manage currency risks inherent in the fund’s foreign equity securities. The fund used futures to obtain or adjust investment exposure to foreign equity securities, when it was believed that using futures would be more efficient or cost effective than trading in the securities directly.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU No. 2013-01 was issued in January 2013 to clarify which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements and securities borrowing and securities lending transactions. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Funds adopted the disclosure requirement for the current reporting period.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

Low Duration Bond

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged(a)	Net Amount
Futures Contracts	$124,010	$(20,489)	$—	$—	$103,521
Forward Foreign Currency Contracts	51,849	(107,505)	—	—	(55,656)

Total derivatives subject to a master netting arrangement or similar arrangement	51,849	(107,505)	—	—	(55,656)
Total derivatives not subject to a master netting arrangement or similar arrangement	124,010	(20,489)	—	—	103,521

Total derivatives	$175,859	$(127,994)	$—	$—	$47,865

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty.

Inflation Protected Securities

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged(a)	Net Amount
Futures Contracts	$207,001	$(42,318)	$—	$—	$164,683
Written Options	—	(76,171)	—	—	(76,171)
Swap agreements	647,662	(694,614)	—	46,952	—

Total derivatives subject to a master netting arrangement or similar arrangement	647,662	(770,785)	—	46,952	(76,171)
Total derivatives not subject to a master netting arrangement or similar arrangement	207,001	(42,318)	—	—	164,683

Total derivatives	$854,663	$(813,103)	$—	$46,952	$88,512

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty. Total additional collateral pledged was $380,048.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Discovery

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged(a)	Net Amount
Futures Contracts	$3,500,407	$(18,440)	$—	$—	$3,481,967
Forward Foreign Currency Contracts	3,988	(1,719)	—	—	2,269

Total derivatives subject to a master netting arrangement or similar arrangement	3,988	(1,719)	—	—	2,269
Total derivatives not subject to a master netting arrangement or similar arrangement	3,500,407	(18,440)	—	—	3,481,967

Total derivatives	$3,504,395	$(20,159)	$—	$—	$3,484,236

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty.

International

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged(a)	Net Amount
Forward Foreign Currency Contracts	$—	$(21,599)	$—	$—	$(21,599)

Total derivatives subject to a master netting arrangement or similar arrangement	—	(21,599)	—	—	(21,599)

Total derivatives	$—	$(21,599)	$—	$—	$(21,599)

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty.

Diversifying Strategies

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged(a)	Net Amount
Futures Contracts	$4,328,204	$(1,720,841)	$—	$—	$2,607,363
Forward Foreign Currency Contracts	594,023	(384,139)	—	—	209,884
Written Options	—	(424,561)	—	130,000	(294,561)
Purchased Option on Euro-Bund Future	—	(13,223)	—	—	(13,223)

Total derivatives subject to a master netting arrangement or similar arrangement	594,023	(821,923)	—	130,000	(97,900)
Total derivatives not subject to a master netting arrangement or similar arrangement	4,328,204	(1,720,841)	—	—	2,607,363

Total derivatives	$4,922,227	$(2,542,764)	$—	$130,000	$2,509,463

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty. Total additional collateral pledged was $230,000.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

500 Stock Index

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged(a)	Net Amount
Futures Contracts	$408,405	$—	$—	$—	$408,405

Total derivatives not subject to a master netting arrangement or similar arrangement	408,405	—	—	—	408,405

Total derivatives	$408,405	$—	$—	$—	$408,405

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty.

Broad Market Index

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged(a)	Net Amount
Futures Contracts	$368,885	$—	$—	$—	$368,885

Total derivatives not subject to a master netting arrangement or similar arrangement	368,885	—	—	—	368,885

Total derivatives	$368,885	$—	$—	$—	$368,885

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty.

Mid/Small Company Index

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged(a)	Net Amount
Futures Contracts	$473,180	$—	$—	$—	$473,180

Total derivatives not subject to a master netting arrangement or similar arrangement	473,180	—	—	—	473,180

Total derivatives	$473,180	$—	$—	$—	$473,180

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Overseas Equity Index

			Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged(a)	Net Amount
Futures Contracts	$67,372	$—	$—	$—	$67,372
Forward Foreign Currency Contracts	33,143	(43,329)	—	—	(10,186)

Total derivatives subject to a master netting arrangement or similar arrangement	33,143	(43,329)	—	—	(10,186)
Total derivatives not subject to a master netting arrangement or similar arrangement	67,372	—	—	—	67,372

Total derivatives	$100,515	$(43,329)	$—	$—	$57,186

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from or pledged to the counterparty.

4.	Agreements and Other Transactions with Affiliates

VIA, a wholly owned subsidiary of ICMA Retirement Corporation (“ICMA-RC”), provides investment advisory services to each of the funds. Pursuant to Master Advisory Agreements, VIA is entitled to receive 0.10% of the average daily net assets of each Actively Managed and Milestone Fund and 0.05% of the average daily net assets of the Index Funds. Effective July 1, 2005, VIA is entitled to receive 0.10% on the first $500 million of net assets, 0.09% on the next $500 million of net assets, and 0.08% on net assets over $1 billion for each Model Portfolio Fund. For these services, VIA earned $20,142,677 in the aggregate for the year ended December 31, 2013.

Vantagepoint Transfer Agents, LLC (“VTA”), a wholly owned subsidiary of ICMA-RC, provides certain transfer agency and administrative shareholder support services for the funds related to the retirement plans investing in the funds. Pursuant to a Transfer Agency and Administrative Services Agreement with the Company, VTA is entitled to receive a fee for fund services. Effective March 1, 2013, VTA receives 0.35% of the average daily net assets for the Investor Shares of the Actively Managed Funds, 0.10% of the average daily net assets for the T Shares of the Actively Managed Funds, 0.30% of the average daily net assets of Class I shares of the Index Funds, 0.10% of the average daily net assets of the Class II and T Shares of the Index Funds, and 0.25% of the average daily net assets for the Investor M Shares of the Model Portfolio and Milestone Funds. VTA has contractually agreed to waive 0.05% of its 0.10% fee on T Shares of the Index Funds from March 1, 2013 through April 30, 2014. Prior to March 1, 2013, VTA received 0.35% of the average daily net assets of each Actively Managed Fund, 0.30% of the average daily net assets of the Class I shares of the Index Funds and 0.10% of the average daily net assets of the Class II shares of the Index Funds. For these services, VTA earned $22,696,465 in the aggregate for the year ended December 31, 2013.

VIA and the Company contract with one or more subadvisers (“Subadvisers”) for the day-to-day management of each of the funds other than the Model Portfolio Funds and Milestone Funds. Each Subadviser is paid a fee by the funds during the year based on average net assets under management, except that the subadvisory fees for Mellon Capital Management Corporation for the Diversifying Strategies Fund are calculated based on the average net asset value of the fund’s assets allocated and assigned to it by VIA. The fee structure for many of the Subadvisers provides for a range of fees so that as average net assets under management increases the rate of fee paid to the Subadviser decreases. Other Subadvisers charge one fee no matter what amount of assets they have under management. Additional information about each Subadviser’s fee is presented in the Company’s prospectus and statement of additional information. Fees paid by each fund to Subadvisers during the year ended December 31, 2013 are presented in the “Additional Information” section of these Notes. The Subadvisers’ fees during the year ended December 31, 2013 are shown here as an annual percentage of average net assets under management, except the subadvisory fees for Mellon

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Capital Management Corporation for the Diversifying Strategies Fund, which were calculated based on the average net asset value of the assets allocated and assigned to it by VIA.

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of any subadviser fee waivers)
Low Duration Bond	Payden & Rygel	0.10%
	Schroder Investment Management North America Inc. (1)	0.18%

Inflation Protected Securities	Pacific Investment Management Company, LLC	0.20%
	BlackRock Financial Management, Inc.	0.10%

Equity Income	Barrow, Hanley, Mewhinney & Strauss, LLC	0.21%
	T. Rowe Price Associates, Inc.	0.30%
	Southeastern Asset Management, Inc.	0.52%

Growth & Income	Fiduciary Management, Inc.	0.29%
	T. Rowe Price Associates, Inc.	0.38%
	Wellington Management Company, LLP	0.27%

Growth	Atlanta Capital Management Company, LLC	0.30%
	Columbus Circle Investors	0.33%
	Victory Capital Management Inc. (2)	0.26%
	Westfield Capital Management Company, L.P.	0.33%

Select Value	Artisan Partners Limited Partnership	0.55%
	Systematic Financial Management, L.P.	0.41%
	WEDGE Capital Management LLP	0.51%

Aggressive Opportunities	Southeastern Asset Management, Inc.	0.58%
	SSgA Funds Management, Inc.	0.03%
	TimesSquare Capital Management, LLC	0.50%
	Wells Capital Management Inc.	0.43%

Discovery	Payden & Rygel	0.15%
	Wellington Management Company, LLP	0.73%

International	Artisan Partners Limited Partnership	0.64%
	GlobeFlex Capital, LP	0.40%
	Mondrian Investment Partners Limited	0.43%
	Walter Scott & Partners Limited	0.54%

Diversifying Strategies	Calamos Advisors LLC	0.53%
	Mellon Capital Management Corporation (3)	0.33%
	Payden & Rygel (Enhanced Cash Management)	0.10%
	Payden & Rygel (Low Duration-Plus Fixed Income)	0.09%
	Shenkman Capital Management, Inc.	0.38%

Core Bond Index	Mellon Capital Management Corporation (4)	0.01%

500 Stock Index	Mellon Capital Management Corporation (4)	0.01%

Broad Market Index	Mellon Capital Management Corporation (4)	0.01%

Mid/Small Company Index	Mellon Capital Management Corporation (4)	0.02%

Overseas Equity Index	Mellon Capital Management Corporation (4)	0.04%

(1)	Effective October 11, 2013, STW Fixed Income Management, LLC (“STW”) was integrated into the operations of Schroeder Investment Management North American Inc. (“SIMNA”). On that date, SIMNA replaced STW as subadviser to the Low Duration Bond Fund.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

(2)	Effective August 1, 2013, the fee schedule charged by Victory Capital Management, Inc. (“Victory”) to the Growth Fund was amended and the percentage shown above represents a blended rate of the previous fee schedule and the new fee schedule

(3)	Mellon Capital Management Corporation has contractually agreed to reduce its subadvisory fee through February 4, 2015.

(4)	Effective January 18, 2013, the fee schedule charged by Mellon Capital Management Corporation for each Index Fund was amended and the percentages shown above represent a blended rate of the previous fee schedules and the new fee schedules.

Expenses

The Model Portfolio Funds and Milestone Funds incur fees and expenses indirectly as shareholders in their respective underlying funds. Because the underlying funds have varied expense and fee levels and the Model Portfolio and Milestone Funds may own different proportions of such funds at different times, the amount of fees and expenses indirectly incurred by the Model Portfolio and Milestone Funds will vary.

Fee Waivers

VIA will waive its management fee or reimburse expenses to the extent necessary as a result of any increase in subadvisory fees payable by the Growth Fund that would cause the aggregate management and subadvisory fees of the Growth Fund to exceed 0.54% as a result of subadvisory changes. This commitment will continue until such time as shareholders approve an increase in this limit. For the year ended December 31, 2013 no waiver or reimbursement was required.

From January 4, 2010 through April 30, 2011, from May 1, 2011 through April 30, 2012, and from May 1, 2012 through April 30, 2013, VIA contractually agreed to waive fees or reimburse expenses (other than the extraordinary expenses) of the Milestone 2045 Fund to limit the fund’s total annual operating expenses to 0.85% for the TM Shares and 1.10% for the Investor M Shares. For the year ended December 31, 2013, no waiver or reimbursement was required.

From September 10, 2012 through April 30, 2014 VIA contractually agreed to waive fees or reimburse expenses (other than the extraordinary expenses) of the Milestone 2050 Fund to limit the fund’s total annual operating expenses to 0.85% for the TM Shares and 1.10% for the Investor M Shares. For the year ended December 31, 2013, the waiver or reimbursement was $56,992.

For the Index Funds, VTA has contractually agreed to waive a portion of its fees (0.05% of daily net assets) of the T Shares beginning March 1, 2013 through April 30, 2014. For the year ended December 31, 2013 the amount of this waiver for the Core Bond Index Fund was $509,031, 500 Stock Index Fund was $232,243, Broad Market Index Fund $258,012, Mid/Small Company Index Fund was $244,980, and Overseas Equity Index Fund $104,410.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) voluntarily waives a portion of its aggregate subadvisory fees for the Growth & Income and Equity Income Funds. These voluntary fee waivers were first implemented on May 1, 2003. The fee for each fund managed by T. Rowe Price is voluntarily reduced by the following percentages, which are determined based on the total amount of assets managed by T. Rowe Price for the Company: a 2.5% waiver on the first $500 million in total assets provided the total amount of assets managed by T. Rowe Price is between $250 and $500 million and a 5% waiver on total assets above $500 million. For the year ended December 31, 2013, the fee waiver for the Growth & Income Fund totaled $56,674 and the fee waiver for the Equity Income Fund totaled $93,010.

Mellon Capital Management Corporation has agreed to reduce its subadvisory fee through February 4, 2015 so that its fee for the Diversifying Strategies Fund does not exceed 0.325% of the average daily market value of the assets managed in the Diversifying Strategies Fund. This waiver totaled $635,701 for the year ended December 31, 2013.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

5.	Investment Portfolio Transactions

Purchases and sales of investments, exclusive of short-term securities, for each fund for the year ended December 31, 2013 were as follows:

	U.S. Government Obligations		Other Securities
Fund	Purchases at Cost	Sales Proceeds	Purchases at Cost	Sales Proceeds
Low Duration Bond	$112,798,568	$77,973,798	$268,668,214	$280,947,413
Inflation Protected Securities	61,013,334	66,940,551	283,393,581	267,043,150
Equity Income	—	—	370,056,534	563,196,873
Growth & Income	—	—	34,508,623	39,786,957
Growth	—	—	1,077,461,104	1,238,895,644
Select Value	—	—	305,377,911	315,234,306
Aggressive Opportunities	—	—	544,964,766	684,666,133
Discovery	64,548,754	37,714,464	141,045,912	141,913,570
International	—	—	658,398,220	736,302,764
Diversifying Strategies	163,644,679	85,208,034	589,680,302	569,138,927
Core Bond Index	356,893,545	335,183,915	1,277,158,163	1,198,504,116
500 Stock Index	—	—	102,648,476	42,385,916
Broad Market Index	—	—	103,023,116	55,257,441
Mid/Small Company Index	—	—	255,755,177	215,634,912
Overseas Equity Index	—	—	52,164,802	28,206,595
Model Portfolio Conservative Growth	—	—	77,255,817	68,173,060
Model Portfolio Traditional Growth	—	—	154,755,466	141,994,522
Model Portfolio Long-Term Growth	—	—	222,218,187	204,631,317
Model Portfolio All-Equity Growth	—	—	124,691,866	64,732,684
Milestone Retirement Income	—	—	107,890,883	30,452,398
Milestone 2010	—	—	77,713,742	41,016,440
Milestone 2015	—	—	132,148,792	56,107,007
Milestone 2020	—	—	165,886,036	50,804,986
Milestone 2025	—	—	134,197,636	37,981,445
Milestone 2030	—	—	109,393,805	30,727,048
Milestone 2035	—	—	79,088,968	20,419,823
Milestone 2040	—	—	73,062,083	19,911,885
Milestone 2045	—	—	37,632,134	6,869,786
Milestone 2050	—	—	16,573,685	3,086,293

6.	Tax Basis Unrealized Appreciation (Depreciation)

As of December 31, 2013, net unrealized appreciation (depreciation) on investments was as follows:

Fund	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ (Depreciation)
Low Duration Bond	$609,431,885	$6,421,945	$1,645,180	$4,776,765
Inflation Protected Securities	597,633,110	5,026,663	20,255,928	(15,229,265)
Equity Income	1,825,258,350	703,012,416	36,222,525	666,789,891
Growth & Income	1,253,010,565	518,165,946	10,123,721	508,042,225
Growth	1,679,714,591	654,327,521	3,269,835	651,057,686
Select Value	391,012,492	108,586,182	5,394,160	103,192,022
Aggressive Opportunities	955,591,978	323,259,086	8,849,568	314,409,518
Discovery	266,446,202	34,960,976	3,068,319	31,892,657
International	1,227,857,519	273,686,288	42,352,806	231,333,482
Diversifying Strategies	1,064,936,405	38,897,624	5,789,367	33,108,257

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Fund	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ (Depreciation)
Core Bond Index	$1,388,361,036	$29,406,777	$29,205,588	$201,189
500 Stock Index	389,797,817	281,935,256	7,595,889	274,339,367
Broad Market Index	450,915,673	366,242,406	24,347,398	341,895,008
Mid/Small Company Index	559,156,580	227,899,525	22,232,669	205,666,856
Overseas Equity Index	262,337,327	58,461,173	23,421,340	35,039,833
Model Portfolio Conservative Growth	588,131,188	77,864,978	4,467,323	73,397,655
Model Portfolio Traditional Growth	1,447,548,851	247,403,247	4,670,342	242,732,905
Model Portfolio Long-Term Growth	1,833,539,691	383,705,483	4,858,228	378,847,255
Model Portfolio All-Equity Growth	738,706,204	188,831,360	1,351,698	187,479,662
Milestone Retirement Income	314,658,156	14,573,029	5,571,200	9,001,829
Milestone 2010	269,062,691	25,440,289	4,393,776	21,046,513
Milestone 2015	500,319,637	63,928,584	8,025,205	55,903,379
Milestone 2020	568,867,986	86,198,033	5,955,184	80,242,849
Milestone 2025	461,431,319	82,323,698	2,702,837	79,620,861
Milestone 2030	365,866,093	75,333,327	1,867,487	73,465,840
Milestone 2035	248,676,618	55,651,825	1,061,150	54,590,675
Milestone 2040	236,109,430	59,521,773	852,282	58,669,491
Milestone 2045	83,743,232	14,689,183	240,670	14,448,513
Milestone 2050	20,661,282	1,713,127	33,259	1,679,868

7.	Portfolio Securities Loaned

Certain funds lend securities to approved borrowers to seek to earn additional income. As of December 31, 2013 certain funds had loaned securities, which were collateralized by cash or other forms of collateral at least equal to the market value of the securities loaned as provided for in the Company’s Securities Lending Agency Agreement with JPMorgan Chase Bank, N.A. The funds receive dividends and interest on the loaned securities and a portion of interest earned on reinvested collateral. All securities loaned are marked to market daily in U.S. dollars and collateral is received and released accordingly on the following day to achieve the required collateralization for the previous day’s market value. The fund may terminate a loan at any time and generally expects to receive the securities loaned within the normal settlement period for the security involved. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The fund may not retain voting rights on securities while they are on loan. Voting rights on the loaned securities may pass to the borrower. The funds, however, are entitled to terminate or recall the loans to vote proxies or otherwise obtain rights to vote or consent with respect to a material event.

The funds will be indemnified by the custodian for securities lending programs conducted through the custodian if, at the time of a default by a borrower, some or all of the loaned securities have not been returned by the borrower. The custodian, as soon as practicable after the time of default, shall deposit in the funds’ accounts securities of the same number, issue, type, class and series of the unreturned loaned securities. If the custodian is unable to purchase replacement securities, it will credit to the funds’ accounts an amount equal to the market value of the unreturned loaned securities. For purposes of calculating the amount of credit to a fund’s account, the market value of U.S. securities will be determined as of the date on which the custodian posts the credit to the fund and the market value of the U.S. securities may be more or less than it was on the date the securities were due to be returned to the fund. For non-U.S. securities, the market value of the securities to be credited to a fund is determined as of the date the securities were due to be returned to the fund.

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

The market value of the securities on loan and the value of the related collateral as of December 31, 2013, were as follows:

Fund	Securities on Loan	Collateral	Collateralization
Low Duration Bond	$10,121,348	$10,332,748	102%
Equity Income	4,674,325	4,737,432	101%
Growth & Income	24,623,622	25,057,093	102%
Select Value	16,907,739	17,144,545	101%
Aggressive Opportunities	23,976,158	24,403,679	102%
Discovery	17,958,030	18,578,865	103%
International	22,232,808	23,247,526	105%
Core Bond Index	8,827,990	9,023,177	102%
500 Stock Index	3,085,663	3,179,674	103%
Broad Market Index	13,005,266	13,336,357	103%
Mid/Small Company Index	43,990,337	45,190,289	103%
Overseas Equity Index	3,532,862	3,724,169	105%

8.	Transactions with Affiliated Funds

As of December 31, 2013, the Model Portfolio Funds and Milestone Funds held investments in a number of the other Vantagepoint Funds. The figures presented below represent the percentages of shares outstanding in each of the underlying Vantagepoint Funds owned by the Model Portfolio and Milestone Funds on December 31, 2013:

Vantagepoint Fund	Model Portfolio Conservative Growth	Model Portfolio Traditional Growth	Model Portfolio Long-Term Growth	Model Portfolio All-Equity Growth	Milestone Retirement Income
Low Duration Bond	20.45%	21.12%	0.00%	0.00%	16.53%
Inflation Protected Securities	10.98%	10.60%	0.00%	0.00%	8.26%
Equity Income	2.99%	8.37%	11.72%	6.67%	1.32%
Growth and Income	3.55%	12.17%	17.03%	9.09%	1.90%
Growth	1.77%	7.66%	11.30%	6.78%	0.00%
Select Value	4.27%	20.07%	40.09%	18.38%	0.00%
Aggressive Opportunities	1.66%	7.85%	15.67%	7.13%	0.00%
Discovery	0.00%	19.33%	37.37%	30.33%	0.00%
International	3.27%	13.06%	21.57%	10.90%	0.92%
Diversifying Strategies	11.42%	22.45%	23.17%	0.00%	5.92%
Core Bond Index	6.06%	16.15%	20.75%	0.00%	2.26%

Vantagepoint Fund	Milestone 2010	Milestone 2015	Milestone 2020	Milestone 2025	Milestone 2030
Low Duration Bond	8.18%	11.28%	8.92%	3.99%	1.24%
Inflation Protected Securities	7.36%	11.23%	4.96%	0.00%	0.00%
Equity Income	2.01%	4.31%	5.27%	4.87%	4.20%
Growth and Income	1.87%	3.60%	4.27%	3.88%	3.49%
Growth	0.80%	1.82%	2.22%	2.08%	1.89%
International	1.57%	3.43%	4.46%	4.38%	4.07%
Diversifying Strategies	4.81%	8.56%	9.26%	6.84%	4.56%
Core Bond Index	1.48%	3.49%	6.25%	5.90%	3.74%
Mid/Small Index	0.00%	2.13%	7.03%	7.76%	7.97%

Vantagepoint Fund	Milestone 2035	Milestone 2040	Milestone 2045	Milestone 2050
Low Duration Bond	0.33%	0.00%	0.00%	0.00%
Equity Income	3.06%	3.14%	1.08%	0.24%
Growth and Income	2.57%	2.63%	0.90%	0.21%

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Vantagepoint Fund	Milestone 2035	Milestone 2040	Milestone 2045	Milestone 2050
Growth	1.46%	1.55%	0.53%	0.12%
International	2.97%	3.16%	1.09%	0.25%
Diversifying Strategies	2.19%	0.80%	0.00%	0.00%
Core Bond Index	1.61%	1.14%	0.38%	0.09%
Mid/Small Index	6.97%	7.96%	2.71%	0.62%

9.	Control Persons and Principal Holders of Securities

A majority of the voting shares of each fund are held either directly, or indirectly through the Model Portfolio Funds and the Milestone Funds, by VantageTrust, a group trust sponsored and maintained by VantageTrust Company, LLC (“Trust Company”), 777 N. Capitol Street, N.E. Washington, DC 20002. VantageTrust was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company, a New Hampshire non-depository banking company, has the power to vote the shares of the funds directly held by VantageTrust and pursuant to the proxy voting policies adopted by the Company’s Adviser (“Adviser”), the Adviser generally will seek instructions from the board of directors of the Trust Company on how to vote the shares of the underlying Funds held by the Model Portfolio Funds and the Milestone Funds, and will cast such votes in accordance with the instructions received. The Trust Company, therefore, directly or indirectly has the power to vote more than 25% of each fund’s voting securities and is therefore considered a “control person” of the funds for purposes of the 1940 Act. Both the Trust Company and the Funds’ Adviser are wholly owned subsidiaries of ICMA-RC. As a control person of each fund, the Trust Company has the ability to control the outcome of matters submitted to the vote of shareholders. The following represents the percentage of total shares outstanding in each of the funds held, directly or indirectly, by VantageTrust as of December 31, 2013:

Fund	% owned by VantageTrust
Low Duration Bond	76.45%
Inflation Protected Securities	80.85%
Equity Income	90.02%
Growth & Income	86.65%
Growth	94.61%
Select Value	93.00%
Aggressive Opportunities	95.40%
Discovery	93.79%
International Fund	87.75%
Diversifying Strategies	87.11%
Core Bond Index	88.21%
500 Stock Index	94.81%
Broad Market Index	83.66%
Mid/Small Company Index	87.41%
Overseas Equity Index	95.06%
Model Portfolio Conservative Growth	84.45%
Model Portfolio Traditional Growth	92.64%
Model Portfolio Long-Term Growth	95.10%
Model Portfolio All-Equity Growth	94.69%
Milestone Retirement Income	73.41%
Milestone 2010	75.24%
Milestone 2015	80.89%
Milestone 2020	84.43%
Milestone 2025	83.96%
Milestone 2030	82.17%
Milestone 2035	80.67%
Milestone 2040	81.69%
Milestone 2045	75.15%
Milestone 2050	69.27%

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Principal Holders. Below are the names, addresses, and percentage of ownership of each person (or entity) that owns of record or is known to own beneficially 5% or more of any class of any fund’s outstanding shares as of December 31, 2013:

Name	Address	Fund and Class	Percentage Owned
VantageTrust	777 N. Capitol Street, NE Washington, DC 20002	Low Duration Bond Fund—T Shares	83.03%
		Inflation Protected Securities Fund—T Shares	85.00%
		Equity Income Fund—T Shares	92.27%
		Growth & Income Fund—T Shares	88.69%
		Growth Fund—T Shares	95.90%
		Select Value Fund—T Shares	94.82%
		Aggressive Opportunities Fund—T Shares	97.96%
		Discovery Fund—T Shares	95.07%
		International Fund—T Shares	88.77%
		Diversifying Strategies Fund—T Shares	87.11%
		Core Bond Index Fund—T Shares	91.68%
		500 Stock Index Fund—T Shares	100.00%
		Broad Market Index Fund—T Shares	89.76%
		Mid/Small Company Index Fund—T Shares	91.77%
		Overseas Index Fund—T Shares	100.00%
		Model Portfolio Conservative Growth Fund—TM Shares	100.00%
		Model Portfolio Traditional Growth Fund—TM Shares	100.00%
		Model Portfolio Long-Term Growth Fund—TM Shares	100.00%
		Model Portfolio All-Equity Growth Fund—TM Shares	100.00%
		Milestone Retirement Income Fund—TM Shares	100.00%
		Milestone 2010 Fund—TM Shares	100.00%
		Milestone 2015 Fund—TM Shares	100.00%
		Milestone 2020 Fund—TM Shares	100.00%
		Milestone 2025 Fund—TM Shares	100.00%
		Milestone 2030 Fund—TM Shares	100.00%
		Milestone 2035 Fund—TM Shares	100.00%
		Milestone 2040 Fund—TM Shares	100.00%
		Milestone 2045 Fund—TM Shares	100.00%
		Milestone 2050 Fund—TM Shares	100.00%

State College Borough General Employees Pension Plan	243 South Allen Street State College, PA 16801	International Fund—Investor Shares	7.71%
		Growth Fund—Investor Shares	12.20%
		Growth & Income Fund—Investor Shares	9.52%
		Equity Income Fund—Investor Shares	6.27%
		Broad Market Index Fund—Class II	15.96%
		Core Bond Index Fund—Class II	38.27%

State College Borough Police Pension Plan	243 South Allen Street State College, PA 16801	International Fund—Investor Shares	8.72%
		Growth Fund—Investor Shares	13.81%
		Growth & Income Fund—Investor Shares	10.77%
		Equity Income Fund—Investor Shares	7.10%
		Broad Market Index Fund—Class II	18.06%
		Core Bond Index Fund—Class II	43.33%

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Name	Address	Fund and Class	Percentage Owned
ICMA Retirement Corporation	777 N. Capitol Street, NE Washington, DC 20002	Milestone 2050 Fund—Investor M Shares	9.53%

Prudential Retirement & Annuity	One Commercial Plaza 280 Trumbull Street Hartford, CT 06103-3599	Broad Market Index Fund—T Shares	10.24%
		Inflation Protected Securities Fund—T Shares	5.09%

New York Life Trust Company	169 Lackawanna Ave Parsippany, NJ 07054- 1007	Aggressive Opportunities Fund—Investor Shares	9.01%
		International Fund—Investor Shares	9.96%
		Growth & Income Fund—Investor Shares	6.49%
		Equity Income Fund—Investor Shares	6.77%
		Broad Market Index Fund—Class I	12.11%
		Inflation Protected Securities Fund—Investor Shares	8.28%
		Discovery Fund—Investor Shares	17.63%
		Select Value Fund—Investor Shares	16.66%
		Model Portfolio All-Equity Growth Fund—Investor M Shares	5.02%

County of Sacramento	700 H Street Suite 4667 Sacramento, CA 95814

Milestone 2020 Fund—Investor M Shares

Milestone 2025 Fund—Investor M Shares

Milestone 2030 Fund—Investor M Shares

Milestone 2040 Fund—Investor M Shares

Milestone 2045 Fund—Investor M Shares

Mid/Small Company Index Fund—Class II

500 Stock Index Fund—Class II

Overseas Equity Index Fund—Class II

			7.38 10.44 12.00 15.58 21.68 12.74 14.55 10.40	% % % % % % % %

County of Orange	333 NW. Santa Anna Blvd. 2nd Floor Santa Ana, CA 92701

Select Value Fund—Investor Shares

Aggressive Opportunities Fund Investor Shares

Overseas Equity Index Fund—Class II

Mid/Small Company Index Fund—Class II

500 Stock Index Fund—Class II

Milestone 2020 Fund—Investor M Shares
Milestone 2025 Fund—Investor M Shares

Milestone 2030 Fund—Investor M Shares

Milestone 2040 Fund—Investor M Shares

			6.33 5.02 15.55 39.18 52.19 5.14 6.20 6.01 13.65	% % % % % % % % %

Orange County Library District	101 East Central Blvd. Orlando, FL 32801	Low Duration Bond Fund—Investor Class Overseas Equity Index Fund—Class II Mid/Small Company Index Fund—Class II Broad Market Index Fund—Class II	5.42 6.59 27.68 27.45	% % % %

City of St. Charles	200 North Second Street St. Charles, MO 63301	Core Bond Index Fund—Class II	7.28%

City of San Ramon	2226 Camino Ramon San Ramon, CA 94582	Model Portfolio Conservative Growth Fund—Investor M Shares	7.42%
		Model Portfolio Long-Term Growth Fund—Investor M Shares	8.17%

City of San Pablo	1 Alvarado Square San Pablo, CA 94086	Model Portfolio Long-Term Growth Fund—Investor M Shares	6.35%

Delta Charter Township	7710 W. Saginaw Hwy Lansing, MI 48917	Model Portfolio Conservative Growth Fund—Investor M Shares	7.95%

THE VANTAGEPOINT FUNDS

NOTES TO FINANCIAL STATEMENTS — (Continued)

Name	Address	Fund and Class	Percentage Owned

City of Port St.Lucie	121 S.W. Port St. Lucie Blvd. Port St. Lucie, FL 34984	Low Duration Bond Fund—Investor Class Broad Market Index Fund—Class II	6.04 29.88	% %

City of Glendale— Management	141 North Glendale Suite 346 Glendale, CA 91206	500 Stock Index Fund—Class II	16.09%

City of Glendale— Fire	141 North Glendale Suite 346 Glendale, CA 91206	500 Stock Index Fund—Class II	11.06%

Town of Concord	P.O. Box 535 Concord, MA 01742	Milestone 2030 Fund—Investor M Shares	7.00%

10.	Rebates of Brokerage Commissions

VIA has entered into agreements with brokers whereby the brokers will rebate a portion of the funds’ brokerage commissions on behalf of certain funds. Such amounts, under such agreements, are included in net realized gain (loss) on the sale of investments presented in the Statements of Operations. For the year ended December 31, 2013, the funds recaptured the following amounts of brokerage commissions:

Fund	Recaptured Brokerage Commissions
Equity Income	$30,848
Growth & Income	34,021
Growth	222,371
Select Value	92,733
Aggressive Opportunities	100,952
Discovery	10,510
International	194,231
Diversifying Strategies	714

11.	Subsequent Events

Management has evaluated events or transactions that may have occurred since December 31, 2013, that would merit recognition or disclosure in the financial statements. Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that required disclosure.

12.	Capital Stock Authorization

The Company’s Amended Declaration of Trust permits it to issue an unlimited number of full and fractional shares of beneficial interest of each fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that fund without thereby changing the proportionate beneficial interests in that fund and to divide such shares into classes. Each share of a class of a fund represents an equal proportional interest in the fund with each other share in the same class.

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—61.1%
Aerospace & Defense—0.2%
United Technologies Corp.
0.739%	06/01/2015	#	$1,285,000	$1,293,512

Auto Components—0.5%
Johnson Controls, Inc.
1.750%	03/01/2014		3,000,000	3,006,716

Automobiles—0.7%
Daimler Finance North America LLC
2.300%	01/09/2015	^	1,290,000	1,308,251
1.250%	01/11/2016	^	650,000	650,783
Jaguar Land Rover Automotive plc (United Kingdom)
4.125%	12/15/2018	^	600,000	606,750
Nissan Motor Acceptance Corp.
1.950%	09/12/2017	^	650,000	645,605
1.000%	03/15/2016	^	1,115,000	1,110,181

				4,321,570

Beverages—0.4%
Anheuser-Busch InBev Worldwide, Inc.
0.800%	07/15/2015		610,000	613,270
Heineken NV (Netherlands)
0.800%	10/01/2015	^	250,000	250,177
SABMiller Holdings, Inc.
2.450%	01/15/2017	^	720,000	737,808
1.850%	01/15/2015	^	590,000	597,225
0.932%	08/01/2018	#^	370,000	372,249

				2,570,729

Biotechnology—0.2%
Amgen, Inc.
1.875%	11/15/2014		860,000	869,770
Gilead Sciences, Inc.
2.400%	12/01/2014		370,000	376,182

				1,245,952

Building Products—0.1%
Masco Corp.
4.800%	06/15/2015		465,000	487,088

Capital Markets—1.9%
Bank of New York Mellon Corp. (The)
0.802%	08/01/2018	#	750,000	752,882
Bank of New York Mellon Corp. (The) MTN
1.200%	02/20/2015		300,000	302,383
E*TRADE Financial Corp.
6.000%	11/15/2017		525,000	560,438
Goldman Sachs Group, Inc. (The)
3.625%	02/07/2016		1,350,000	1,417,516
Goldman Sachs Group, Inc. (The) MTN
1.341%	11/15/2018	#	1,470,000	1,475,183
Hutchison Whampoa International 12 II Ltd. (Cayman Islands)
2.000%	11/08/2017	^	480,000	474,942
ING Bank NV (Netherlands)
3.750%	03/07/2017	^	1,200,000	1,264,813
Morgan Stanley
1.488%	02/25/2016	#	1,150,000	1,165,571
Morgan Stanley MTN
1.518%	04/25/2018	#	1,610,000	1,634,707
Nomura Holdings, Inc. MTN (Japan)
1.694%	09/13/2016	#	1,310,000	1,334,611

Coupon Rate	Maturity Date		Face	Value

TD Ameritrade Holding Corp.
4.150%	12/01/2014		$1,140,000	$1,177,270

				11,560,316

Chemicals—0.5%
Ashland, Inc.
3.000%	03/15/2016		900,000	922,500
Dow Chemical Co. (The)
2.500%	02/15/2016		690,000	711,848
Ecolab, Inc.
2.375%	12/08/2014		290,000	294,609
Grupo Idesa SA de CV (Mexico)
7.875%	12/18/2020	^	800,000	812,000

				2,740,957

Commercial Banks—10.3%
ABN AMRO Bank NV (Netherlands)
1.036%	10/28/2016	#^	730,000	731,314
ANZ New Zealand Int’l Ltd. (New Zealand)
1.125%	03/24/2016	^	710,000	709,023
Australia & New Zealand Banking Group Ltd. (Australia)
0.801%	05/15/2018	#	1,380,000	1,380,334
Banco Bradesco SA (Brazil)
2.338%	05/16/2014	#^	300,000	300,307
Banco Nacional de Costa Rica (Costa Rica)
4.875%	11/01/2018	^	600,000	589,500
Bancolombia SA (Colombia)
4.250%	01/12/2016	†	260,000	271,050
Bank of Montreal MTN (Canada)
0.843%	04/09/2018	#	680,000	684,144
0.800%	11/06/2015		1,020,000	1,025,999
Bank of Nova Scotia (Canada)
0.764%	07/15/2016	#	660,000	663,074
0.750%	10/09/2015		1,000,000	1,003,707
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan)
0.687%	02/26/2016	#^	1,250,000	1,251,794
Banque Federative du Credit Mutuel SA (France)
1.089%	10/28/2016	#^	1,500,000	1,505,619
Barclays Bank plc (United Kingdom)
3.900%	04/07/2015		2,590,000	2,696,571
BB&T Corp. MTN
1.600%	08/15/2017		420,000	416,615
BBVA Banco Continental SA (Peru)
2.250%	07/29/2016	^	600,000	600,000
BNP Paribas SA (France)
0.832%	12/12/2016	#	1,520,000	1,523,324
BNP Paribas SA MTN (France)
3.600%	02/23/2016		720,000	758,419
Canadian Imperial Bank of Commerce (Canada)
0.900%	10/01/2015		1,300,000	1,307,687
Capital One Bank USA NA, Bank Note
1.150%	11/21/2016		430,000	428,428
Capital One Financial Corp.
7.375%	05/23/2014		3,630,000	3,723,843
2.150%	03/23/2015		2,250,000	2,287,998
2.125%	07/15/2014		860,000	866,931
CIT Group, Inc.
4.750%	02/15/2015	^	700,000	727,125
Credit Agricole SA (France)
1.404%	04/15/2016	#^	1,080,000	1,094,045
1.096%	10/03/2016	#^†	1,090,000	1,093,693
Discover Bank
2.000%	02/21/2018		1,710,000	1,681,156
Fifth Third Bank/Ohio, Bank Note
1.150%	11/18/2016		900,000	900,011

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
HSBC Bank plc (United Kingdom)
0.881%	05/15/2018	#^	$1,340,000	$1,344,344
Huntington National Bank (The)
1.350%	08/02/2016		300,000	300,079
Huntington National Bank (The), Bank Note
1.300%	11/20/2016		590,000	590,506
KeyBank NA, Bank Note
4.950%	09/15/2015		520,000	553,355
1.100%	11/25/2016		320,000	319,550
KeyCorp MTN
3.750%	08/13/2015		560,000	585,846
Lloyds Bank plc (United Kingdom)
2.300%	11/27/2018		320,000	319,538
Macquarie Bank Ltd. (Australia)
2.000%	08/15/2016	^	1,300,000	1,315,618
National Australia Bank Ltd. (Australia)
0.900%	01/20/2016	†	1,500,000	1,500,588
0.788%	07/25/2016	#	1,340,000	1,345,624
National Bank of Canada (Canada)
1.500%	06/26/2015		780,000	790,345
Nordea Bank AB (Sweden)
0.875%	05/13/2016	^	1,490,000	1,483,452
Oversea-Chinese Banking Corp. Ltd. (Singapore)
1.625%	03/13/2015	^	700,000	709,823
PNC Bank NA, Bank Note
1.150%	11/01/2016		400,000	400,760
Regions Financial Corp.
2.000%	05/15/2018		920,000	891,770
Royal Bank of Scotland Group plc (United Kingdom)
2.550%	09/18/2015		445,000	455,317
Royal Bank of Scotland plc (The) (United Kingdom)
4.375%	03/16/2016	†	274,000	292,565
3.950%	09/21/2015		4,990,000	5,228,796
Santander US Debt SAU (Spain)
3.781%	10/07/2015	^	900,000	927,797
Societe Generale SA (France)
1.327%	10/01/2018	#†	1,400,000	1,409,656
Standard Chartered plc (United Kingdom)
3.200%	05/12/2016	^	3,800,000	3,971,794
Sumitomo Mitsui Banking Corp. (Japan)
0.912%	07/19/2016	#	330,000	332,041
0.900%	01/18/2016		480,000	479,327
Svenska Handelsbanken AB (Sweden)
0.696%	03/21/2016	#	1,500,000	1,504,238
Toronto-Dominion Bank (The) MTN (Canada)
2.500%	07/14/2016		1,800,000	1,868,240
Wachovia Bank NA, Bank Note
4.800%	11/01/2014		1,385,000	1,436,724
Wells Fargo & Co.
0.869%	04/23/2018	#	250,000	251,646
Westpac Banking Corp. MTN (Australia)
0.950%	01/12/2016		1,460,000	1,463,232

				62,294,282

Computers & Peripherals—1.7%
Apple, Inc.
1.000%	05/03/2018		685,000	663,057
0.492%	05/03/2018	#	1,410,000	1,409,122
0.450%	05/03/2016		610,000	605,921

Coupon Rate	Maturity Date		Face	Value
Hewlett-Packard Co.
3.000%	09/15/2016		$4,436,000	$4,617,419
2.650%	06/01/2016		750,000	773,239
2.350%	03/15/2015		1,100,000	1,117,545
Seagate HDD Cayman (Cayman Islands)
3.750%	11/15/2018	^	780,000	790,725

				9,977,028

Construction & Engineering—0.6%
Heathrow Funding Ltd. (Jersey, Channel Islands)
2.500%	06/25/2015	^	3,500,000	3,547,509

Consumer Finance—5.5%
Ally Financial, Inc.
3.500%	07/18/2016		1,420,000	1,468,768
American Express Co.
0.828%	05/22/2018	#	1,410,000	1,410,540
American Express Credit Corp.
0.747%	07/29/2016	#	1,120,000	1,126,158
American Express Credit Corp. MTN
5.125%	08/25/2014		3,177,000	3,274,264
2.750%	09/15/2015		2,500,000	2,588,222
1.750%	06/12/2015		2,975,000	3,024,085
American Honda Finance Corp.
1.450%	02/27/2015	^	1,190,000	1,201,451
1.125%	10/07/2016		600,000	602,862
0.612%	05/26/2016	#^	200,000	200,579
Caterpillar Financial Services Corp.
0.700%	11/06/2015		1,270,000	1,272,116
Ford Motor Credit Co. LLC
3.875%	01/15/2015		1,280,000	1,321,110
1.489%	05/09/2016	#	690,000	700,528
General Motors Financial Co., Inc.
4.750%	08/15/2017	^	990,000	1,055,588
2.750%	05/15/2016	^	500,000	507,500
Harley-Davidson Financial Services, Inc.
1.150%	09/15/2015	^	420,000	421,562
HSBC Finance Corp.
0.669%	06/01/2016	#	5,347,000	5,341,605
HSBC USA, Inc.
2.375%	02/13/2015		595,000	607,286
1.128%	09/24/2018	#	900,000	902,285
International Lease Finance Corp.
4.875%	04/01/2015		690,000	716,738
2.193%	06/15/2016	#	1,295,000	1,307,950
John Deere Capital Corp.
1.050%	10/11/2016		560,000	561,994
John Deere Capital Corp. MTN
2.950%	03/09/2015		1,210,000	1,245,236
PACCAR Financial Corp. MTN
1.050%	06/05/2015		280,000	282,384
0.842%	12/06/2018	#	290,000	290,766
0.800%	02/08/2016		300,000	299,699
Volkswagen International Finance NV (Netherlands)
1.625%	03/22/2015	^	1,400,000	1,416,226

				33,147,502

Diversified Financial Services—8.6%
Bank of America Corp.
6.500%	08/01/2016		6,600,000	7,456,476
3.700%	09/01/2015		635,000	664,041
Bank of America Corp. MTN
1.316%	03/22/2018	#	1,480,000	1,501,194
1.250%	01/11/2016		790,000	793,951

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Bank of America Corp., Series L MTN
5.650%	05/01/2018		$1,650,000	$1,879,972
Bank of America Corp., Series 1
3.750%	07/12/2016		520,000	553,156
Citigroup, Inc.
6.125%	11/21/2017		2,750,000	3,172,733
6.010%	01/15/2015		1,596,000	1,681,083
4.450%	01/10/2017		1,545,000	1,675,659
1.300%	04/01/2016		2,189,000	2,195,300
1.037%	04/01/2016	#	1,320,000	1,329,353
ERAC USA Finance LLC
2.250%	01/10/2014	^	550,000	550,225
1.400%	04/15/2016	^	230,000	230,311
GE Capital UK Funding MTN (Ireland)
0.674%	03/20/2017	#GBP	700,000	1,138,130
General Electric Capital Corp.
2.150%	01/09/2015		1,290,000	1,313,958
1.625%	07/02/2015		1,350,000	1,372,446
General Electric Capital Corp. MTN
0.894%	07/12/2016	#	9,027,000	9,096,002
General Electric Capital Corp., Series A
3.750%	11/14/2014		1,130,000	1,164,061
Hyundai Capital America
1.625%	10/02/2015	^	580,000	583,154
JPMorgan Chase & Co.
3.150%	07/05/2016		8,090,000	8,486,531
1.138%	01/25/2018	#	750,000	758,245
JPMorgan Chase & Co. MTN
1.875%	03/20/2015		1,230,000	1,247,002
NASDAQ OMX Group, Inc. (The)
4.000%	01/15/2015		1,040,000	1,067,464
RCI Banque SA (France)
2.116%	04/11/2014	#^	1,900,000	1,905,928

				51,816,375

Diversified Telecommunication Services—4.6%
AT&T, Inc.
0.900%	02/12/2016		7,869,000	7,833,094
0.875%	02/13/2015		620,000	621,480
British Telecommunications plc (United Kingdom)
1.625%	06/28/2016		320,000	323,016
CC Holdings GS V LLC/Crown Castle GS III Corp.
2.381%	12/15/2017		370,000	366,821
Deutsche Telekom International Finance BV (Netherlands)
3.125%	04/11/2016	^	5,195,000	5,413,736
Verizon Communications, Inc.
3.650%	09/14/2018		4,881,000	5,172,435
1.993%	09/14/2018	#	4,134,000	4,351,775
1.773%	09/15/2016	#	280,000	288,654
1.250%	11/03/2014		1,680,000	1,690,139
0.700%	11/02/2015		580,000	578,645
Windstream Corp.
7.875%	11/01/2017		880,000	1,009,800

				27,649,595

Electric Utilities—1.6%
Enel Finance International NV (Netherlands)
3.875%	10/07/2014	^	6,034,000	6,166,006
Georgia Power Co.
0.563%	03/15/2016	#	1,394,000	1,394,856

Coupon Rate	Maturity Date		Face	Value
NextEra Energy Capital Holdings, Inc.
1.611%	06/01/2014		$520,000	$522,373
1.339%	09/01/2015		1,100,000	1,107,780
1.200%	06/01/2015		210,000	211,150

				9,402,165

Electrical Equipment—0.1%
Eaton Corp.
0.950%	11/02/2015		560,000	562,349

Energy Equipment & Services—0.3%
Nabors Industries, Inc.
2.350%	09/15/2016	^	1,200,000	1,212,881
National Oilwell Varco, Inc.
1.350%	12/01/2017		830,000	816,226

				2,029,107

Food & Staples Retailing—0.6%
CVS Caremark Corp.
1.200%	12/05/2016		290,000	290,502
Kroger Co. (The)
2.200%	01/15/2017		650,000	658,388
0.804%	10/17/2016	#	910,000	912,626
Tesco plc (United Kingdom)
2.000%	12/05/2014	^	1,300,000	1,316,674
Walgreen Co.
1.000%	03/13/2015		570,000	572,512
Woolworths Ltd. (Australia)
2.550%	09/22/2015	^	58,000	59,660

				3,810,362

Food Products—0.8%
ConAgra Foods, Inc.
1.350%	09/10/2015		200,000	201,473
1.300%	01/25/2016		300,000	300,672
Ingredion, Inc.
3.200%	11/01/2015		310,000	321,122
Kraft Foods Group, Inc.
1.625%	06/04/2015		440,000	445,745
Want Want China Finance Ltd. (Cayman Islands)
1.875%	05/14/2018	^	680,000	649,378
Wm. Wrigley Jr. Co.
3.700%	06/30/2014	^	2,190,000	2,223,947
2.000%	10/20/2017	^	200,000	199,626
1.400%	10/21/2016	^	200,000	200,440

				4,542,403

Health Care Equipment & Supplies—0.2%
Baxter International, Inc.
0.950%	06/01/2016		260,000	260,126
Covidien International Finance SA (Luxembourg)
1.350%	05/29/2015		350,000	352,690
Stryker Corp.
3.000%	01/15/2015		680,000	698,150

				1,310,966

Health Care Providers & Services—1.9%
Express Scripts Holding Co.
2.750%	11/21/2014		1,300,000	1,325,360
UnitedHealth Group, Inc.
1.400%	10/15/2017		270,000	266,835
0.850%	10/15/2015		1,358,000	1,364,039
Ventas Realty LP
1.550%	09/26/2016		481,000	484,737

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
WellPoint, Inc.
5.000%	12/15/2014		$2,000,000	$2,086,186
2.375%	02/15/2017		5,430,000	5,500,862
1.250%	09/10/2015		550,000	554,054

				11,582,073

Hotels, Restaurants & Leisure—0.1%
Carnival Corp. (Panama)
1.875%	12/15/2017		280,000	278,453
Starbucks Corp.
0.875%	12/05/2016		530,000	527,042

				805,495

Household Durables—0.1%
Toll Brothers Finance Corp.
4.000%	12/31/2018		460,000	469,200

Independent Power Producers & Energy Traders—0.9%
Exelon Generation Co. LLC
5.350%	01/15/2014		5,345,000	5,354,567

Industrial Conglomerates—0.1%
Tyco Electronics Group SA (Luxembourg)
1.600%	02/03/2015		270,000	272,730

Insurance—3.4%
Aflac, Inc.
3.450%	08/15/2015	†	2,937,000	3,068,111
Allstate Corp. (The)
6.200%	05/16/2014		800,000	816,954
American International Group, Inc.
3.000%	03/20/2015		700,000	719,174
2.375%	08/24/2015		400,000	408,741
Berkshire Hathaway Finance Corp.
0.950%	08/15/2016		310,000	311,607
Hartford Financial Services Group, Inc.
4.000%	03/30/2015		510,000	529,997
Metropolitan Life Global Funding I
0.774%	07/15/2016	#^	4,000,000	4,024,680
Principal Life Global Funding II
1.000%	12/11/2015	^	660,000	661,660
Prudential Covered Trust, Series 2012-1
2.997%	09/30/2015	^	1,933,750	1,994,503
Prudential Financial, Inc.
1.021%	08/15/2018	#	600,000	602,582
Prudential Financial, Inc. MTN
6.100%	06/15/2017		2,500,000	2,848,000
3.875%	01/14/2015		1,951,000	2,017,389
Prudential Financial, Inc., Series C MTN
4.750%	06/13/2015		2,290,000	2,418,313

				20,421,711

Internet & Catalog Retail—0.2%
Amazon.com, Inc.
0.650%	11/27/2015		1,150,000	1,150,024

Internet Software & Services—0.1%
Baidu, Inc. (Cayman Islands)
2.250%	11/28/2017		500,000	497,800
IAC/InterActiveCorp
4.875%	11/30/2018	^	350,000	359,625

				857,425

Coupon Rate	Maturity Date		Face	Value
IT Services—0.3%
Computer Sciences Corp.
2.500%	09/15/2015		$270,000	$275,708
Fidelity National Information Services, Inc.
2.000%	04/15/2018		380,000	369,887
Total System Services, Inc.
2.375%	06/01/2018		1,320,000	1,285,540

				1,931,135

Life Sciences Tools & Services—0.3%
Life Technologies Corp.
3.500%	01/15/2016		1,300,000	1,354,815
Thermo Fisher Scientific, Inc.
1.300%	02/01/2017		400,000	398,561

				1,753,376

Machinery—0.2%
CNH Capital LLC
3.875%	11/01/2015		1,035,000	1,073,813

Marine—0.1%
Far East Capital Ltd. SA (Luxembourg)
8.000%	05/02/2018	^	600,000	538,500

Media—0.7%
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
4.750%	10/01/2014		560,000	576,768
3.125%	02/15/2016		500,000	520,379
DISH DBS Corp.
4.625%	07/15/2017		1,000,000	1,050,000
NBCUniversal Enterprise, Inc.
0.929%	04/15/2018	#^	500,000	502,357
Thomson Reuters Corp. (Canada)
1.300%	02/23/2017		400,000	398,541
Time Warner, Inc.
3.150%	07/15/2015		440,000	456,008
Viacom, Inc.
4.375%	09/15/2014		700,000	718,381

				4,222,434

Metals & Mining—4.8%
Anglo American Capital plc (United Kingdom)
2.625%	09/27/2017	^	2,150,000	2,161,176
ArcelorMittal (Luxembourg)
4.250%	08/05/2015		1,000,000	1,038,750
Barrick North America Finance LLC
6.800%	09/15/2018		4,056,000	4,666,988
BHP Billiton Finance USA Ltd. (Australia)
0.508%	02/18/2014	#	2,704,000	2,704,975
FMG Resources August 2006 Pty Ltd. (Australia)
6.000%	04/01/2017	^†	720,000	768,600
Freeport-McMoRan Copper & Gold, Inc.
2.150%	03/01/2017		270,000	271,967
1.400%	02/13/2015		300,000	301,757
Glencore Funding LLC
2.500%	01/15/2019	^	2,636,000	2,555,475
1.604%	01/15/2019	#^	1,230,000	1,207,961
Rio Tinto Finance USA Ltd. (Australia)
8.950%	05/01/2014		2,875,000	2,953,338
1.875%	11/02/2015		3,435,000	3,504,555
Rio Tinto Finance USA plc (United Kingdom)
1.125%	03/20/2015		700,000	704,107
Xstrata Finance Canada Ltd. (Canada)
2.700%	10/25/2017	^	5,735,000	5,805,328

				28,644,977

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Multi-Utilities—0.4%
Sempra Energy
1.003%	03/15/2014	#	$2,661,000	$2,664,970

Oil, Gas & Consumable Fuels—2.9%
Boardwalk Pipelines LP
5.875%	11/15/2016		640,000	708,751
BP Capital Markets plc (United Kingdom)
0.749%	05/10/2018	#	240,000	240,059
CNOOC Finance 2013 Ltd. (Virgin Islands, British)
1.125%	05/09/2016		620,000	618,073
ConocoPhillips
4.600%	01/15/2015		455,000	474,401
CONSOL Energy, Inc.
8.000%	04/01/2017		200,000	211,500
Devon Energy Corp.
1.200%	12/15/2016		660,000	660,200
Enterprise Products Operating LLC
1.250%	08/13/2015		280,000	281,973
Marathon Oil Corp.
0.900%	11/01/2015		630,000	630,810
Murphy Oil Corp.
2.500%	12/01/2017		430,000	433,016
Petrohawk Energy Corp.
7.875%	06/01/2015		1,000,000	1,026,500
Phillips 66
2.950%	05/01/2017		270,000	281,128
1.950%	03/05/2015		270,000	273,841
Plains Exploration & Production Co.
6.500%	11/15/2020		615,000	679,494
Rockies Express Pipeline LLC
3.900%	04/15/2015	^	680,000	681,700
Sabine Pass LNG LP
7.500%	11/30/2016		1,010,000	1,146,350
Sinopec Capital 2013 Ltd. (Virgin Islands, British)
1.250%	04/24/2016	^	630,000	627,912
Statoil ASA (Norway)
0.699%	11/08/2018	#	800,000	804,771
0.531%	05/15/2018	#	2,285,000	2,287,555
Tesoro Corp.
4.250%	10/01/2017		700,000	733,250
Total Capital International SA (France)
0.809%	08/10/2018	#	780,000	785,142
TransCanada PipeLines Ltd. (Canada)
3.400%	06/01/2015		550,000	571,615
0.927%	06/30/2016	#	1,960,000	1,979,637
WPX Energy, Inc.
5.250%	01/15/2017		990,000	1,061,775

				17,199,453

Pharmaceuticals—1.4%
AbbVie, Inc.
1.750%	11/06/2017		1,450,000	1,448,856
0.998%	11/06/2015	#	4,100,000	4,144,054
Merck & Co., Inc.
0.598%	05/18/2018	#	1,120,000	1,124,150
Mylan, Inc.
1.800%	06/24/2016	^	200,000	204,015
1.350%	11/29/2016		340,000	339,618
Perrigo Co. plc (Ireland)
1.300%	11/08/2016	^	700,000	698,060

Coupon Rate	Maturity Date		Face	Value
Salix Pharmaceuticals Ltd.
6.000%	01/15/2021	^	$200,000	$205,500
Valeant Pharmaceuticals International
6.500%	07/15/2016	^	365,000	376,862

				8,541,115

Professional Services—0.0%
Equifax, Inc.
4.450%	12/01/2014		240,000	247,576

Real Estate Investment Trusts (REITs)—0.7%
Digital Realty Trust LP
4.500%	07/15/2015	†	1,110,000	1,154,948
HCP, Inc.
2.700%	02/01/2014		1,410,000	1,412,333
Health Care REIT, Inc.
3.625%	03/15/2016		440,000	461,233
Simon Property Group LP
4.200%	02/01/2015		210,000	216,218
Vornado Realty LP
4.250%	04/01/2015		1,080,000	1,114,004

				4,358,736

Road & Rail—0.7%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
4.875%	11/15/2017	†	760,000	801,800
JB Hunt Transport Services, Inc.
3.375%	09/15/2015		850,000	880,879
Kansas City Southern de Mexico SA de CV (Mexico)
2.350%	05/15/2020		570,000	531,799
Penske Truck Leasing Co. Lp/PTL Finance Corp.
3.125%	05/11/2015	^	800,000	823,058
2.500%	03/15/2016	^	620,000	635,541
Ryder System, Inc. MTN
2.500%	03/01/2017		540,000	549,783

				4,222,860

Semiconductors & Semiconductor Equipment—0.1%
NXP BV/NXP Funding LLC (Netherlands)
3.500%	09/15/2016	^†	300,000	308,250
TSMC Global Ltd. (Virgin Islands, British)
1.625%	04/03/2018	^	410,000	393,656

				701,906

Software—0.1%
Autodesk, Inc.
1.950%	12/15/2017		430,000	425,773

Thrifts & Mortgage Finance—0.3%
Astoria Financial Corp.
5.000%	06/19/2017		690,000	740,698
BPCE SA MTN (France)
1.488%	04/25/2016	#	800,000	810,870

				1,551,568

Tobacco—1.2%
BAT International Finance plc (United Kingdom)
1.400%	06/05/2015	^	800,000	807,014
Lorillard Tobacco Co.
6.875%	05/01/2020		2,834,000	3,274,914
2.300%	08/21/2017	†	2,877,000	2,885,844
Reynolds American, Inc.
1.050%	10/30/2015		290,000	291,053

				7,258,825

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Trading Companies & Distributors—0.2%
Aircastle Ltd. (Bermuda)
9.750%	08/01/2018		$900,000	$985,500
Aviation Capital Group Corp.
4.625%	01/31/2018	^	430,000	445,557

				1,431,057

Wireless Telecommunication Services—0.5%
America Movil SAB de CV (Mexico)
3.625%	03/30/2015		300,000	311,252
SBA Communications Corp.
5.625%	10/01/2019		430,000	445,050
SoftBank Corp. (Japan)
4.500%	04/15/2020	^	460,000	450,800
T-Mobile USA, Inc.
5.250%	09/01/2018	^†	720,000	760,500
Vodafone Group plc (United Kingdom)
0.623%	02/19/2016	#	1,210,000	1,210,075

				3,177,677

TOTAL CORPORATE OBLIGATIONS
(Cost $363,007,293)				368,175,459

FLOATING RATE LOANS—0.7%**
ABC Supply Term Loan
3.500%	01/15/2014		1,000,000	1,003,470
CDW LLC Term Loan
3.250%	03/31/2014		997,488	996,331
Dole Food Co., Inc. Term Loan B
4.500%	06/13/2014		1,000,000	1,005,625
H.J. Heinz Co. 1st Lien Term Loan B2
3.500%	03/31/2014		258,700	261,067
Leap Wireless Inc. Term Loan C
4.750%	03/31/2014		1,044,750	1,050,517

TOTAL FLOATING RATE LOANS
(Cost $4,312,545)				4,317,010

MORTGAGE-BACKED SECURITIES—5.2%
Non-Agency Mortgage-Backed Securities— 3.6%
Banc of America Mortgage Trust, Series 2004-L, Class 1A1
3.040%	01/25/2035	#	452,445	447,885
Credit Suisse Mortgage Capital Certificates, Series 2013-IVR2, Class AD
1.550%	04/25/2043	#^	1,449,045	1,399,083
Credit Suisse Mortgage Capital Certificates, Series 2013-IVR3, Class A3
1.550%	05/25/2043	#^	733,447	678,703
Fosse Master Issuer plc, Series 2012-1A, Class 2A2 (United Kingdom)
1.646%	10/18/2054	#^	2,102,763	2,137,681
GSAMP Trust, Series 2004-SEA2, Class M1
0.815%	03/25/2034	#	1,500,000	1,495,127
HarborView Mortgage Loan Trust, Series 2005-14, Class 3A1A
2.718%	12/19/2035	#	1,998,855	1,765,591
Hilton USA Trust, Series 2013-HLF, Class AFL
1.169%	11/05/2030	#^	1,410,000	1,411,552
JP Morgan Mortgage Trust, Series 2013-1, Class 2A2
2.500%	03/25/2043	#^	919,362	892,367

Coupon Rate	Maturity Date		Face	Value
MLCC Mortgage Investors Trust, Series 2004-1, Class 2A2
2.143%	12/25/2034	#	$1,081,535	$1,109,064
Provident Funding Mortgage Loan Trust, Series 2004-1, Class 1A1
2.573%	04/25/2034	#	164,305	163,684
Sequoia Mortgage Trust, Series 2012-1, Class 1A1
2.865%	01/25/2042	#	1,150,835	1,147,161
Sequoia Mortgage Trust, Series 2012-2, Class A2
3.500%	04/25/2042	#	1,027,364	1,034,691
Sequoia Mortgage Trust, Series 2013-1, Class 1A1
1.450%	02/25/2043	#	1,089,896	1,074,583
Sequoia Mortgage Trust, Series 2013-4, Class A3
1.550%	04/25/2043	#	1,040,548	1,005,906
Springleaf Mortgage Loan Trust, Series 2012-3A, Class A
1.570%	12/25/2059	#^	789,723	788,588
Springleaf Mortgage Loan Trust, Series 2013-1A, Class A
1.270%	06/25/2058	#^	1,336,242	1,336,228
Springleaf Mortgage Loan Trust, Series 2013-2A, Class A
1.780%	12/25/2065	#^	680,762	680,552
Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M1
1.618%	11/25/2023	#	1,110,991	1,109,086
Structured Asset Mortgage Investments II Trust, Series 2004-AR5, Class 2A1
2.020%	10/19/2034	#	499,520	397,746
Thornburg Mortgage Securities Trust, Series 2004-1, Class II2A
1.765%	03/25/2044	#	416,987	404,740
Wells Fargo Mortgage Backed Securities Trust, Series 2004-S, Class B1
2.617%	09/25/2034	#	940,884	746,897

				21,226,915

U.S. Government Agency Mortgage-Backed Securities—1.6%
Federal Deposit Insurance Corporation Structured Sale Guaranteed Notes, Series 2010-S1, Class 2A
3.250%	04/25/2038	^	977,703	1,010,085
Federal National Mortgage Association
3.134%	07/01/2041	#	2,471,200	2,609,192
3.000%	06/01/2041	#	1,413,185	1,491,365
2.113%	10/01/2034	#	949,675	1,001,096
2.069%	09/01/2034	#	93,770	99,169
2.058%	09/01/2034	#	127,780	135,206
1.935%	10/01/2034	#	175,169	183,733
National Credit Union Administration Guaranteed Notes, Series 2010-R1, Class 2A
1.840%	10/07/2020		187,051	188,586
National Credit Union Administration Guaranteed Notes, Series 2010-R3, Class 1A
0.729%	12/08/2020	#	2,983,166	3,001,065

				9,719,497

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $31,423,739)				30,946,412

U.S. TREASURY OBLIGATIONS—16.0%
U.S. Treasury Notes—16.0%
U.S. Treasury Note
1.250%	10/31/2018		6,600,000	6,471,353
0.875%	11/30/2016		29,650,000	29,748,438
0.750%	10/31/2017		5,500,000	5,401,170
0.625%	07/15/2016- 10/15/2016		8,039,000	8,046,315
0.500%	06/15/2016		10,765,000	10,754,483

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value
U.S. TREASURY OBLIGATIONS—(Continued)
0.375%	01/15/2016		$8,500,000	$8,497,348
0.375%	03/15/2016	‡‡	1,115,000	1,113,389
0.250%	04/30/2014- 05/15/2016		26,075,000	26,008,418

				96,040,914

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $96,253,382)				96,040,914

GOVERNMENT RELATED OBLIGATIONS—4.5%
U.S. Government Agencies—0.6%
Federal National Mortgage Association
0.500%	03/30/2016		3,210,000	3,208,337

Non-U.S. Government Agencies—0.3%
IPIC Ltd. MTN (Cayman Islands)
3.125%	11/15/2015	^†	500,000	519,375
Petrobras International Finance Co. (Cayman Islands)
2.875%	02/06/2015		410,000	417,176
Petroleos Mexicanos (Mexico)
2.266%	07/18/2018	#	940,000	970,550

				1,907,101

Sovereign Debt—0.3%
Panama Government International Bond (Panama)
7.250%	03/15/2015		60,000	64,650
Qatar Government International Bond (Qatar)
3.125%	01/20/2017	^†	780,000	819,000
South Africa Government International Bond (South Africa)
6.500%	06/02/2014		880,000	902,000

				1,785,650

Supranational—0.9%
European Investment Bank
1.125%	04/15/2015		5,555,000	5,613,839

U.S. Municipal Bonds—2.4%
California General Obligation Bonds (California)
5.450%	04/01/2015		3,635,000	3,858,771
5.250%	04/01/2014		1,655,000	1,674,744
1.050%	02/01/2016		755,000	758,571
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds (Florida)
2.995%	07/01/2020		3,125,000	2,960,843
1.298%	07/01/2016		2,765,000	2,774,954
Illinois State Toll Highway Authority, Series B (Illinois)
5.000%	12/01/2018		2,230,000	2,567,912

				14,595,795

TOTAL GOVERNMENT RELATED OBLIGATIONS
(Cost $26,689,621)				27,110,722

ASSET-BACKED SECURITIES—9.2%
Automobiles—2.2%
Ally Master Owner Trust Series 2013-2, Class A
0.617%	04/15/2018	#	1,600,000	1,597,617

Coupon Rate	Maturity Date		Face	Value
Ally Master Owner Trust Series 2013-1, Class A1
0.617%	02/15/2018	#	$1,300,000	$1,299,307
Capital Auto Receivables Asset Trust Series 2013-1, Class C
1.740%	10/22/2018		330,000	326,124
Capital Auto Receivables Asset Trust Series 2013-1, Class B
1.290%	04/20/2018		330,000	326,806
Enterprise Fleet Financing LLC Series 2012-1, Class A2
1.140%	11/20/2017	^	1,597,263	1,600,786
Ford Credit Auto Owner Trust Series 2013-A, Class A3
0.550%	07/15/2017		3,500,000	3,501,170
Nissan Auto Receivables Owner Trust Series 2011-A, Class A4
1.940%	09/15/2017		1,491,000	1,509,466
Nissan Master Owner Trust Receivables Series 2013-A, Class A
0.467%	02/15/2018	#	2,150,000	2,150,575
World Omni Master Owner Trust Series 2013-1, Class A
0.517%	02/15/2018	#^	950,000	950,867

				13,262,718

Credit Card—6.1%
Capital One Multi-Asset Execution Trust Series 2007-A7, Class A7
5.750%	07/15/2020		2,100,000	2,414,725
Capital One Multi-Asset Execution Trust Series 2007-A5, Class A5
0.207%	07/15/2020	#	4,900,000	4,844,510
Chase Issuance Trust Series 2013-A9, Class A
0.589%	11/16/2020	#	5,500,000	5,506,826
Chase Issuance Trust Series 2006-A2, Class A2
5.160%	04/16/2018		2,114,000	2,312,260
Citibank Credit Card Issuance Trust Series 2013-A6, Class A6
1.320%	09/07/2018		3,897,000	3,925,933
Citibank Credit Card Issuance Trust Series 2006-A3, Class A3
5.300%	03/15/2018		960,000	1,054,030
Citibank Credit Card Issuance Trust Series 2008-A2, Class A2
1.315%	01/23/2020	#	3,300,000	3,405,265
Discover Card Execution Note Trust Series 2012-A1, Class A1
0.810%	08/15/2017		1,450,000	1,455,380
GE Capital Credit Card Master Note Trust Series 2012-3, Class A
0.617%	03/15/2020	#	5,720,000	5,699,142
GE Capital Credit Card Master Note Trust Series 2012-5, Class A
0.950%	06/15/2018		1,390,000	1,395,649
GE Capital Credit Card Master Note Trust Series 2012-1, Class A
1.030%	01/15/2018		2,000,000	2,006,097
Gracechurch Card Funding plc (United Kingdom) Series 2012-1A, Class A1
0.867%	02/15/2017	#^	2,700,000	2,717,075

				36,736,892

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Low Duration Bond Fund

Coupon Rate	Maturity Date		Face	Value
ASSET-BACKED SECURITIES—(Continued)
Other—0.9%
CenterPoint Energy Transition Bond Co. IV LLC Series 2012-1, Class A1
0.901%	04/15/2018		$1,807,628	$1,808,654
GreatAmerica Leasing Receivables Funding LLC Series 2013-1, Class C
1.830%	06/17/2019	^	250,000	247,899
Invitation Homes Trust Series 2013-SFR1, Class A
1.314%	12/17/2030	#^	940,000	942,186
MMAF Equipment Finance LLC Series 2011-AA, Class A3
1.270%	09/15/2015	^	749,647	750,562
Trade MAPS 1 Ltd. (Ireland) Series 2013-1A, Class A
0.870%	12/10/2018	#^	1,800,000	1,803,312

				5,552,613

TOTAL ASSET-BACKED SECURITIES
(Cost $55,635,472)				55,552,223

			Shares	Value
MONEY MARKET FUNDS—5.3%
Institutional Money Market Funds—5.3%
Dreyfus Institutional Cash Advantage Fund, 0.06%		††¥	1,600,000	1,600,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%			¥21,733,162	21,733,162
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%		††¥	2,332,748	2,332,748
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.04%		††¥	1,600,000	1,600,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%		††¥	1,600,000	1,600,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.06%		††¥	1,600,000	1,600,000

	Shares	Value
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.06% ††¥	1,600,000	$1,600,000

TOTAL MONEY MARKET FUNDS
(Cost $32,065,910)		32,065,910

TOTAL INVESTMENTS—102.0%
(Cost $609,387,962)		614,208,650
Other assets less liabilities—(2.0%)		(11,952,309)

NET ASSETS—100.0%		$602,256,341

Notes to the Schedule of Investments:

GBP	British Pound Sterling
MTN	Medium Term Note
REIT	Real Estate Investment Trust
#	Rate is subject to change. Rate shown reflects current rate.
^	Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. Such securities are considered illiquid unless deemed liquid by a subadviser under the liquidity procedures adopted by the Board of Directors. The total market value of 144A securities was $105,723,329, which represents 17.6% of Net Assets. The illiquid 144A securities represented 0.0% of Net Assets, and 0.0% of total 144A securities held.
†	Denotes all or a portion of the security on loan.
**	Floating Rate Loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Inflation Protected Securities Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—1.4%
Consumer Finance—1.4%
HSBC Finance Corp.
0.494%	01/15/2014	#	$4,900,000	$4,900,117
SLM Corp. MTN
6.250%	01/25/2016		2,400,000	2,601,000
5.050%	11/14/2014		500,000	517,500

				8,018,617

Diversified Financial Services—0.0%
Bear Stearns Cos. LLC (The), Series CPI MTN
2.980%	03/10/2014	#	380,000	378,917

TOTAL CORPORATE OBLIGATIONS
(Cost $8,159,126)				8,397,534

MORTGAGE-BACKED SECURITIES—0.5%
U.S. Government Agency Mortgage-Backed Securities—0.5%
Federal National Mortgage Association
3.000%	08/01/2043
(Cost $2,838,024)			2,963,026	2,821,777

U.S. TREASURY OBLIGATIONS—94.9%
U.S. Treasury Inflation Protected Securities Bonds—31.5%
U.S. Treasury Bond
3.875%	04/15/2029	‡‡	6,915,000	13,484,308
3.625%	04/15/2028		8,395,000	16,057,926
3.375%	04/15/2032		869,100	1,524,095
2.500%	01/15/2029		13,715,000	17,555,356
2.375%	01/15/2025- 01/15/2027		49,902,400	69,746,859
2.125%	02/15/2040- 02/15/2041		9,175,100	11,088,178
2.000%	01/15/2026		17,585,000	22,939,131
1.750%	01/15/2028		15,820,000	18,915,443
0.750%	02/15/2042		8,824,500	7,351,817
0.625%	02/15/2043		6,795,000	5,321,345

				183,984,458

U.S. Treasury Inflation Protected Securities Notes—63.3%
U.S. Treasury Note
2.625%	07/15/2017		19,000,000	24,099,800
2.500%	07/15/2016		7,124,800	9,046,367
2.375%	01/15/2017		10,000	12,753
2.125%	01/15/2019		1,992,600	2,422,193
2.000%	07/15/2014- 01/15/2016		8,575,000	10,775,177
1.875%	07/15/2015- 07/15/2019		17,891,900	22,148,737
1.625%	01/15/2015- 01/15/2018		3,800,000	4,786,218
1.375%	07/15/2018- 01/15/2020		7,889,800	9,186,259
1.250%	07/15/2020		21,650,000	24,827,618
1.125%	01/15/2021		26,390,000	29,639,618

Coupon Rate	Maturity Date		Face	Value

0.625%	07/15/2021		$22,099,500	$23,267,378
0.500%	04/15/2015		5,726,700	6,311,613
0.375%	07/15/2023		39,345,000	38,110,790
0.125%	04/15/2016- 01/15/2023		160,647,300	164,332,259

				368,966,780

U.S. Treasury Notes—0.1%
U.S. Treasury Note
0.375%	11/15/2014		400,000	400,789

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $563,611,120)				553,352,027

GOVERNMENT RELATED OBLIGATIONS—0.3%
U.S. Government Agencies—0.1%
New Valley Generation I, Series 2000-1
7.299%	03/15/2019		661,818	763,963

Non-U.S. Government Agencies—0.2%
Export-Import Bank of Korea (Korea, Republic of)
4.000%	01/29/2021		1,200,000	1,236,784

TOTAL GOVERNMENT RELATED OBLIGATIONS
(Cost $1,966,202)				2,000,747

ASSET-BACKED SECURITIES—0.4%
Home Equity—0.2%
Argent Securities, Inc. Series 2005-W2, Class A2B1
0.365%	10/25/2035	#	98,629	97,215
First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF11, Class A2D
0.505%	11/25/2035	#	982,386	954,038
Saxon Asset Securities Trust SUB Series 2003-1, Class AF7
4.034%	06/25/2033		102,760	104,413

				1,155,666

Manufactured Housing—0.1%
Conseco Finance Securitizations Corp. Series 2002-1, Class A
6.681%	12/01/2033	#	298,184	302,961

Other—0.0%
Park Place Securities, Inc. Series 2004-WWF1, Class M2
1.185%	12/25/2034	#	140,336	140,380

Student Loan—0.1%
North Carolina State Education Assistance Authority Series 2011-2, Class A1
1.010%	10/26/2020	#	207,897	207,859
South Carolina Student Loan Corp. Series 2010-1, Class A1
0.688%	01/25/2021	#	240,705	240,447

				448,306

TOTAL ASSET-BACKED SECURITIES
(Cost $1,912,196)				2,047,313

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Inflation Protected Securities Fund

	Shares	Value

MONEY MARKET FUNDS—2.4%
Institutional Money Market Fund—2.4%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%
(Cost $13,784,447)	¥13,784,447	$13,784,447

TOTAL INVESTMENTS—99.9%
(Cost $592,271,115)		582,403,845
Other assets less liabilities—0.1%		414,697

NET ASSETS—100.0%		$582,818,542

Notes to the Schedule of Investments:

MTN	Medium Term Note
#	Rate is subject to change. Rate shown reflects current rate.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Equity Income Fund		Shares	Value
COMMON STOCKS—93.3%
Aerospace & Defense—3.0%
Boeing Co. (The)		71,100	$9,704,439
General Dynamics Corp.		125,600	12,001,080
Honeywell International, Inc.		381,700	34,875,929
Raytheon Co.		183,700	16,661,590

			73,243,038

Air Freight & Logistics—2.7%
FedEx Corp.		400,200	57,536,754
United Parcel Service, Inc., Class B		90,100	9,467,708

			67,004,462

Airlines—0.3%
United Continental Holdings, Inc.	*	215,700	8,159,931

Auto Components—1.2%
Delphi Automotive plc (United Kingdom)		414,400	24,917,872
Johnson Controls, Inc.		114,900	5,894,370

			30,812,242

Automobiles—0.4%
Ford Motor Co.		284,400	4,388,292
General Motors Co.	*	133,972	5,475,436

			9,863,728

Beverages—0.3%
Coca-Cola Co. (The)		17,000	702,270
PepsiCo, Inc.		86,200	7,149,428

			7,851,698

Building Products—0.3%
Masco Corp.		207,700	4,729,329
USG Corp.	*	111,900	3,175,722

			7,905,051

Capital Markets—3.6%
Bank of New York Mellon Corp. (The)		1,397,000	48,811,180
Legg Mason, Inc.		179,100	7,787,268
Northern Trust Corp.		129,400	8,008,566
Och-Ziff Capital Management Group LLC, Class A		38,300	566,840
State Street Corp.		326,000	23,925,140

			89,098,994

Chemicals—0.3%
E.I. Du Pont de Nemours & Co.		74,846	4,862,745
Potash Corp. of Saskatchewan, Inc. (Canada)		107,700	3,549,792

			8,412,537

Commercial Banks—4.2%
PNC Financial Services Group, Inc. (The)		462,800	35,904,024
Regions Financial Corp.		316,700	3,132,163
SunTrust Banks, Inc.		219,000	8,061,390
U.S. Bancorp/Minnesota		352,100	14,224,840
Wells Fargo & Co.		941,400	42,739,560

			104,061,977

		Shares	Value
Communications Equipment—0.6%
Cisco Systems, Inc.		300,500	$6,746,225
Harris Corp.		117,400	8,195,694

			14,941,919

Computers & Peripherals—0.4%
Apple, Inc.		18,700	10,492,757

Construction Materials—0.8%
CRH plc ADR (Ireland)		2,000	50,433
Vulcan Materials Co.		324,867	19,303,597

			19,354,030

Consumer Finance—3.1%
American Express Co.		395,400	35,874,642
Capital One Financial Corp.		321,700	24,645,437
SLM Corp.		631,700	16,601,076

			77,121,155

Containers & Packaging—0.2%
MeadWestvaco Corp.		113,200	4,180,476

Distributors—0.2%
Genuine Parts Co.		55,652	4,629,690

Diversified Financial Services—4.1%
Bank of America Corp.		1,862,706	29,002,332
Citigroup, Inc.		393,399	20,500,022
JPMorgan Chase & Co.		780,100	45,620,248
McGraw Hill Financial, Inc.		79,100	6,185,620

			101,308,222

Diversified Telecommunication Services—5.1%
AT&T, Inc.		691,442	24,311,100
CenturyLink, Inc.		116,290	3,703,836
Level 3 Communications, Inc.	*	1,097,599	36,407,359
Telefonica SA (Spain)		161,958	2,648,138
tw telecom inc.	*	1,062,800	32,383,516
Verizon Communications, Inc.		559,441	27,490,931

			126,944,880

Electric Utilities—1.2%
Duke Energy Corp.		134,623	9,290,333
Entergy Corp.		113,700	7,193,799
Exelon Corp.		199,300	5,458,827
FirstEnergy Corp.		118,000	3,891,640
Xcel Energy, Inc.		166,800	4,660,392

			30,494,991

Electrical Equipment—1.5%
Eaton Corp. plc (Ireland)		63,375	4,824,105
Emerson Electric Co.		470,100	32,991,618

			37,815,723

Electronic Equipment, Instruments & Components—0.3%
Corning, Inc.		431,400	7,687,548

Energy Equipment & Services—1.4%
Diamond Offshore Drilling, Inc.		93,500	5,322,020
National Oilwell Varco, Inc.		199,500	15,866,235
Schlumberger Ltd.		94,200	8,488,362
Seadrill Ltd. (Bermuda)		100,300	4,120,324

			33,796,941

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Equity Income Fund		Shares	Value
COMMON STOCKS—(Continued)
Food & Staples Retailing—0.9%
Walgreen Co.		409,000	$23,492,960

Food Products—2.7%
Archer-Daniels-Midland Co.		215,200	9,339,680
Campbell Soup Co.		168,700	7,301,336
McCormick & Co., Inc. (Non-Voting Shares)		47,100	3,246,132
Mondelez International, Inc., Class A		1,326,600	46,828,980

			66,716,128

Health Care Equipment & Supplies—1.9%
Abbott Laboratories		644,262	24,694,562
Medtronic, Inc.		408,400	23,438,076

			48,132,638

Health Care Providers & Services—1.9%
Quest Diagnostics, Inc.	†	79,000	4,229,660
UnitedHealth Group, Inc.		276,900	20,850,570
WellPoint, Inc.		248,900	22,995,871

			48,076,101

Hotels, Restaurants & Leisure—0.8%
Carnival Corp.		501,700	20,153,289

Household Durables—0.0%
Whirlpool Corp.		5,500	862,730

Household Products—0.4%
Clorox Co. (The)		93,200	8,645,232

Independent Power Producers & Energy Traders—0.1%
AES Corp. (The)		222,900	3,234,279

Industrial Conglomerates—2.8%
General Electric Co.		899,800	25,221,394
Koninklijke Philips NV NYRS (Netherlands)		1,165,400	43,084,838

			68,306,232

Insurance—8.4%
Allstate Corp. (The)		373,900	20,392,506
Aon plc (United Kingdom)		474,441	39,800,855
Chubb Corp. (The)		41,700	4,029,471
Fairfax Financial Holdings Ltd. (Canada)		91,500	36,605,490
Lincoln National Corp.		86,190	4,449,128
Loews Corp.		1,169,100	56,397,384
Marsh & McLennan Cos., Inc.		219,200	10,600,512
Sun Life Financial, Inc. (Canada)		95,300	3,366,949
Travelers Cos., Inc. (The)		344,000	31,145,760
Willis Group Holdings plc (United Kingdom)		59,600	2,670,676

			209,458,731

IT Services—1.1%
Computer Sciences Corp.		105,800	5,912,104
International Business Machines Corp.		96,400	18,081,748
Western Union Co. (The)		168,800	2,911,800

			26,905,652

		Shares	Value
Leisure Equipment & Products—0.4%
Mattel, Inc.		190,000	$9,040,200

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.		43,600	2,493,484

Machinery—2.9%
Deere & Co.		57,500	5,251,475
Illinois Tool Works, Inc.		396,700	33,354,536
Joy Global, Inc.	†	78,200	4,573,918
Stanley Black & Decker, Inc.		300,000	24,207,000
Xylem, Inc.		147,600	5,106,960

			72,493,889

Media—4.7%
Cablevision Systems Corp., Class A		210,900	3,781,437
Comcast Corp., Class A		81,000	4,209,165
DIRECTV	*	656,900	45,385,221
Madison Square Garden Co. (The), Class A	*	60,500	3,483,590
New York Times Co. (The), Class A	†	191,200	3,034,344
News Corp., Class A	*	2,344,800	42,253,296
Time Warner, Inc.		143,833	10,028,037
Walt Disney Co. (The)		60,600	4,629,840

			116,804,930

Metals & Mining—0.4%
Newmont Mining Corp.		120,800	2,782,024
Nucor Corp.		144,100	7,692,058

			10,474,082

Multiline Retail—1.5%
Kohl’s Corp.		165,400	9,386,450
Macy’s, Inc.		105,900	5,655,060
Target Corp.		366,900	23,213,763

			38,255,273

Multi-Utilities—0.4%
NiSource, Inc.		280,700	9,229,416

Oil, Gas & Consumable Fuels—13.9%
Anadarko Petroleum Corp.		91,500	7,257,780
Apache Corp.		172,600	14,833,244
BP plc ADR (United Kingdom)		574,898	27,945,792
Chesapeake Energy Corp.		2,120,500	57,550,370
Chevron Corp.		154,358	19,280,858
ConocoPhillips		320,200	22,622,130
CONSOL Energy, Inc.		1,318,400	50,151,936
Eni SpA (Italy)		69,569	1,681,042
Exxon Mobil Corp.		160,060	16,198,072
Hess Corp.		115,000	9,545,000
Marathon Oil Corp.		590,200	20,834,060
Murphy Oil Corp.		849,414	55,109,980
Occidental Petroleum Corp.		201,300	19,143,630
Phillips 66		127,300	9,818,649
Royal Dutch Shell plc ADR (Netherlands)		167,381	11,929,244
Talisman Energy, Inc. (Canada)		154,700	1,802,255

			345,704,042

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Equity Income Fund		Shares	Value
COMMON STOCKS—(Continued)
Paper & Forest Products—0.5%
International Paper Co.		231,200	$11,335,736

Personal Products—0.2%
Avon Products, Inc.		288,200	4,962,804

Pharmaceuticals—5.3%
Bristol-Myers Squibb Co.		168,700	8,966,405
GlaxoSmithKline plc (United Kingdom)		165,144	4,412,233
Hospira, Inc.	*	71,100	2,935,008
Johnson & Johnson		354,000	32,422,860
Merck & Co., Inc.		597,100	29,884,855
Pfizer, Inc.		1,116,687	34,204,123
Teva Pharmaceutical Industries Ltd. ADR (Israel)		489,600	19,623,168

			132,448,652

Real Estate Investment Trusts (REITs)—0.3%
Weyerhaeuser Co. REIT		194,737	6,147,847

Real Estate Management & Development—0.5%
Cheung Kong Holdings Ltd. ADR (Hong Kong)		755,000	11,936,550

Road & Rail—0.4%
Norfolk Southern Corp.		97,800	9,078,774

Semiconductors & Semiconductor Equipment—2.0%
Analog Devices, Inc.		118,900	6,055,577
Applied Materials, Inc.		362,200	6,407,318
Intel Corp.		488,400	12,678,864
Texas Instruments, Inc.		585,300	25,700,523

			50,842,282

Software—1.5%
CA, Inc.		71,900	2,419,435
Microsoft Corp.		923,300	34,559,119

			36,978,554

Specialty Retail—0.3%
Staples, Inc.		381,100	6,055,679
Tiffany & Co.		5,500	510,290

			6,565,969

Tobacco—1.0%
Altria Group, Inc.		218,100	8,372,859
Philip Morris International, Inc.		192,800	16,798,664

			25,171,523

Wireless Telecommunication Services—0.8%
Vodafone Group plc (United Kingdom)		900,233	3,544,391
Vodafone Group plc ADR (United Kingdom)		428,000	16,824,680

			20,369,071

TOTAL COMMON STOCKS
(Cost $1,626,053,512)			2,319,499,040

		Shares	Value
CONVERTIBLE PREFERRED STOCKS—0.0%
Real Estate Investment Trusts (REITs)—0.0%
Weyerhaeuser Co., Series A 6.375%
(Cost $357,500)	*	7,150	$400,686

MONEY MARKET FUNDS—6.9%
Institutional Money Market Funds—6.9%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	750,000	750,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%		¥167,411,083	167,411,083
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%	††¥	987,432	987,432
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.04%	††¥	750,000	750,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	750,000	750,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.06%	††¥	750,000	750,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.06%	††¥	750,000	750,000

TOTAL MONEY MARKET FUNDS
(Cost $172,148,515)			172,148,515

TOTAL INVESTMENTS—100.2%
(Cost $1,798,559,527)			2,492,048,241
Other assets less liabilities—(0.2%)			(4,605,887)

NET ASSETS—100.0%			$2,487,442,354

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Growth & Income Fund		Shares	Value
COMMON STOCKS—95.5%
Aerospace & Defense—2.9%
Boeing Co. (The)		53,500	$7,302,215
Honeywell International, Inc.		27,900	2,549,223
Precision Castparts Corp.		35,400	9,533,220
Spirit Aerosystems Holdings, Inc., Class A	*	495,500	16,886,640
United Technologies Corp.		122,300	13,917,740

			50,189,038

Air Freight & Logistics—1.2%
Expeditors International of Washington, Inc.		407,000	18,009,750
FedEx Corp.		23,200	3,335,464

			21,345,214

Airlines—0.2%
Delta Air Lines, Inc.		62,400	1,714,128
United Continental Holdings, Inc.	*	68,100	2,576,223

			4,290,351

Auto Components—0.0%
Johnson Controls, Inc.		7,100	364,230

Automobiles—0.2%
Harley-Davidson, Inc.		42,200	2,921,928
Tesla Motors, Inc.	*†	6,200	932,356

			3,854,284

Beverages—1.1%
Anheuser-Busch InBev NV ADR (Belgium)		101,100	10,763,106
Constellation Brands, Inc., Class A	*	6,900	485,622
Diageo plc ADR (United Kingdom)		52,800	6,991,776
Monster Beverage Corp.	*	9,100	616,707
PepsiCo, Inc.		12,500	1,036,750

			19,893,961

Biotechnology—3.2%
Alexion Pharmaceuticals, Inc.	*	32,100	4,271,226
Amgen, Inc.		78,500	8,961,560
Biogen Idec, Inc.	*	32,000	8,952,000
Celgene Corp.	*	48,700	8,228,352
Gilead Sciences, Inc.	*	184,900	13,895,235
Pharmacyclics, Inc.	*	2,400	253,872
Regeneron Pharmaceuticals, Inc.	*	11,600	3,192,784
Vertex Pharmaceuticals, Inc.	*	111,500	8,284,450

			56,039,479

Capital Markets—5.1%
Ameriprise Financial, Inc.		21,000	2,416,050
Bank of New York Mellon Corp. (The)		797,300	27,857,662
BlackRock, Inc.		33,700	10,665,039
Credit Suisse Group AG ADR (Switzerland)	*	313,801	9,740,383
Franklin Resources, Inc.		71,300	4,116,149
Goldman Sachs Group, Inc. (The)		49,400	8,756,644
Invesco Ltd.		416,500	15,160,600
Morgan Stanley		94,100	2,950,976
Northern Trust Corp.		15,000	928,350
State Street Corp.		47,900	3,515,381

	Shares	Value
TD Ameritrade Holding Corp.	76,200	$2,334,768

		88,442,002

Chemicals—3.5%
Airgas, Inc.	800	89,480
Dow Chemical Co. (The)	210,400	9,341,760
Ecolab, Inc.	50,400	5,255,208
FMC Corp.	14,700	1,109,262
Monsanto Co.	20,300	2,365,965
Potash Corp. of Saskatchewan, Inc. (Canada)	1,004,325	33,102,552
Praxair, Inc.	35,300	4,590,059
Sherwin-Williams Co. (The)	27,100	4,972,850

		60,827,136

Commercial Banks—3.9%
BB&T Corp.	235,400	8,785,128
Comerica, Inc.	464,250	22,070,445
PNC Financial Services Group, Inc. (The)	185,500	14,391,090
U.S. Bancorp/Minnesota	29,200	1,179,680
Wells Fargo & Co.	454,800	20,647,920

		67,074,263

Commercial Services & Supplies—1.0%
Cintas Corp.	302,650	18,034,913

Communications Equipment—1.3%
Cisco Systems, Inc.	778,200	17,470,590
Juniper Networks, Inc. *	1,800	40,626
QUALCOMM, Inc.	68,700	5,100,975

		22,612,191

Computers & Peripherals—1.7%
Apple, Inc.	22,800	12,793,308
EMC Corp.	650,000	16,347,500

		29,140,808

Consumer Finance—1.7%
American Express Co.	318,925	28,936,065

Diversified Financial Services—5.3%
Berkshire Hathaway, Inc., Class B *	224,825	26,655,252
Citigroup, Inc.	449,900	23,444,289
IntercontinentalExchange Group, Inc.	53,300	11,988,236
JPMorgan Chase & Co.	504,008	29,474,388

		91,562,165

Diversified Telecommunication Services—0.8%
AT&T, Inc.	186,406	6,554,035
Verizon Communications, Inc.	133,700	6,570,018

		13,124,053

Electric Utilities—0.3%
Edison International	115,000	5,324,500

Electrical Equipment—0.8%
Eaton Corp. plc (Ireland)	150,400	11,448,448
Roper Industries, Inc.	16,200	2,246,616

		13,695,064

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Growth & Income Fund		Shares	Value
COMMON STOCKS—(Continued)
Electronic Equipment, Instruments & Components—1.0%
TE Connectivity Ltd. (Switzerland)		307,775	$16,961,480
Trimble Navigation Ltd.	*	12,400	430,280

			17,391,760

Energy Equipment & Services—2.2%
Cameron International Corp.	*	1,100	65,483
FMC Technologies, Inc.	*	1,400	73,094
Halliburton Co.		209,500	10,632,125
Schlumberger Ltd.		296,075	26,679,318

			37,450,020

Food & Staples Retailing—1.5%
Costco Wholesale Corp.		10,100	1,202,001
CVS Caremark Corp.		30,600	2,190,042
Wal-Mart Stores, Inc.		261,700	20,593,173
Whole Foods Market, Inc.		50,700	2,931,981

			26,917,197

Food Products—3.7%
Danone SA ADR (France)		1,401,600	20,351,232
Green Mountain Coffee Roasters, Inc.	*†	17,000	1,284,860
Kraft Foods Group, Inc.		162,100	8,740,432
Nestle SA ADR (Switzerland)		273,000	20,090,070
Unilever plc ADR (United Kingdom)	†	351,900	14,498,280

			64,964,874

Health Care Equipment & Supplies—2.6%
Baxter International, Inc.		124,800	8,679,840
Becton Dickinson and Co.		3,700	408,813
Covidien plc (Ireland)		508,950	34,659,495
Stryker Corp.		16,600	1,247,324

			44,995,472

Health Care Providers & Services—2.7%
Aetna, Inc.		600	41,154
AmerisourceBergen Corp.		288,450	20,280,919
Cardinal Health, Inc.		7,200	481,032
Express Scripts Holding Co.	*	8,800	618,112
Henry Schein, Inc.	*	1,000	114,260
McKesson Corp.		58,300	9,409,620
UnitedHealth Group, Inc.		206,425	15,543,803

			46,488,900

Hotels, Restaurants & Leisure—1.8%
Carnival Corp.		5,400	216,918
Chipotle Mexican Grill, Inc.	*	9,200	4,901,576
Hilton Worldwide Holdings, Inc.	*	20,400	453,900
Las Vegas Sands Corp.		93,300	7,358,571
Marriott International, Inc., Class A		24,871	1,227,633
Starbucks Corp.		99,300	7,784,127
Starwood Hotels & Resorts Worldwide, Inc.		52,000	4,131,400
Wynn Macau Ltd. (Macau)		306,000	1,390,966
Wynn Resorts Ltd.		16,200	3,146,202

			30,611,293

		Shares	Value
Household Durables—1.1%
Lennar Corp., Class A		4,000	$158,240
Newell Rubbermaid, Inc.		277,000	8,977,570
PulteGroup, Inc.		500,000	10,185,000

			19,320,810

Household Products—0.1%
Procter & Gamble Co. (The)		15,800	1,286,278

Industrial Conglomerates—4.4%
3M Co.		228,700	32,075,175
Danaher Corp.		157,000	12,120,400
General Electric Co.		678,700	19,023,961
Koninklijke Philips NV NYRS (Netherlands)		362,300	13,394,231

			76,613,767

Insurance—2.5%
ACE Ltd. (Switzerland)		86,500	8,955,345
Marsh & McLennan Cos., Inc.		250,900	12,133,524
Principal Financial Group, Inc.		190,000	9,368,900
Willis Group Holdings plc (United Kingdom)		274,700	12,309,307

			42,767,076

Internet & Catalog Retail—2.4%
Amazon.com, Inc.	*	57,500	22,930,425
Ctrip.com International Ltd. ADR (China)	*	30,100	1,493,562
Netflix, Inc.	*	8,000	2,945,360
priceline.com, Inc.	*	12,300	14,297,520
TripAdvisor, Inc.	*	6,900	571,527

			42,238,394

Internet Software & Services—3.1%
Akamai Technologies, Inc.	*	35,600	1,679,608
Baidu, Inc. ADR (China)	*	36,600	6,510,408
eBay, Inc.	*	84,100	4,616,249
Facebook, Inc., Class A	*	128,400	7,018,344
Google, Inc., Class A	*	22,400	25,103,904
LinkedIn Corp., Class A	*	13,700	2,970,571
NAVER Corp. (Korea, Republic of)	*	1,531	1,055,054
Tencent Holdings Ltd. (China)		55,000	3,521,511
Twitter, Inc.	*†	9,000	572,850

			53,048,499

IT Services—3.5%
Accenture plc, Class A (Ireland)		344,450	28,320,679
Alliance Data Systems Corp.	*	6,600	1,735,338
Cognizant Technology Solutions Corp., Class A	*	42,000	4,241,160
Fiserv, Inc.	*	40,900	2,415,145
MasterCard, Inc., Class A		17,700	14,787,642
Visa, Inc., Class A		41,700	9,285,756

			60,785,720

Life Sciences Tools & Services—0.3%
Thermo Fisher Scientific, Inc.		43,900	4,888,265

Machinery—3.0%
Flowserve Corp.		21,300	1,679,079
Illinois Tool Works, Inc.		336,275	28,274,002
Ingersoll-Rand plc (Ireland)		104,200	6,418,720
PACCAR, Inc.		265,500	15,709,635

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Growth & Income Fund		Shares	Value
COMMON STOCKS—(Continued)
Wabtec Corp.		11,100	$824,397

			52,905,833

Media—3.5%
CBS Corp. (Non-Voting Shares), Class B		114,300	7,285,482
Discovery Communications, Inc., Class C	*	68,650	5,756,989
Interpublic Group of Cos., Inc. (The)		504,000	8,920,800
Liberty Global plc, Series A (United Kingdom)	*	3,900	347,061
Thomson Reuters Corp.		231,100	8,740,202
Time Warner Cable, Inc.		84,300	11,422,650
Time Warner, Inc.		207,850	14,491,302
Twenty-First Century Fox, Inc., Class A		54,000	1,899,720
Walt Disney Co. (The)		18,600	1,421,040

			60,285,246

Metals & Mining—0.7%
Barrick Gold Corp. (Canada)		194,500	3,429,035
Steel Dynamics, Inc.		420,900	8,224,386

			11,653,421

Multiline Retail—1.2%
Dollar General Corp.	*	163,800	9,880,416
Dollar Tree, Inc.	*	20,100	1,134,042
Nordstrom, Inc.		148,700	9,189,660

			20,204,118

Multi-Utilities—0.6%
National Grid plc ADR (United Kingdom)	†	162,400	10,607,968

Oil, Gas & Consumable Fuels—6.5%
Anadarko Petroleum Corp.		105,000	8,328,600
BG Group plc (United Kingdom)		549,899	11,832,927
Cabot Oil & Gas Corp.		8,900	344,964
Chevron Corp.		157,400	19,660,834
Concho Resources, Inc.	*	15,700	1,695,600
Devon Energy Corp.		388,950	24,064,336
EOG Resources, Inc.		78,900	13,242,576
EQT Corp.		29,700	2,666,466
Marathon Oil Corp.		315,000	11,119,500
Pioneer Natural Resources Co.		29,600	5,448,472
Range Resources Corp.		41,235	3,476,523
Southwestern Energy Co.	*	300,300	11,810,799

			113,691,597

Paper & Forest Products—0.6%
International Paper Co.		228,500	11,203,355

Pharmaceuticals—2.2%
Allergan, Inc.		6,900	766,452
GlaxoSmithKline plc ADR (United Kingdom)		208,750	11,145,163
Merck & Co., Inc.		257,440	12,884,872
Perrigo Co. plc	†	7,700	1,181,642
Roche Holding AG ADR (Switzerland)		153,400	10,768,680
Valeant Pharmaceuticals International, Inc.	*	14,300	1,678,820

			38,425,629

		Shares	Value
Professional Services—0.0%
IHS, Inc., Class A	*	5,200	$622,440

Real Estate Investment Trusts (REITs)—0.9%
American Tower Corp. REIT		97,600	7,790,432
Host Hotels & Resorts, Inc. REIT		369,800	7,188,912

			14,979,344

Road & Rail—0.5%
Canadian Pacific Railway Ltd. (Canada)		4,800	726,336
J.B. Hunt Transport Services, Inc.		8,300	641,590
Kansas City Southern		28,600	3,541,538
Union Pacific Corp.		23,100	3,880,800

			8,790,264

Semiconductors & Semiconductor Equipment—1.1%
Intel Corp.		444,500	11,539,220
Maxim Integrated Products, Inc.		259,900	7,253,809

			18,793,029

Software—2.7%
Autodesk, Inc.	*	2,100	105,693
Citrix Systems, Inc.	*	1,400	88,550
Intuit, Inc.		1,100	83,952
Microsoft Corp.		805,750	30,159,223
Red Hat, Inc.	*	29,000	1,625,160
Salesforce.com, Inc.	*	88,900	4,906,391
Symantec Corp.		430,200	10,144,116

			47,113,085

Specialty Retail—2.4%
AutoZone, Inc.	*	24,400	11,661,736
Home Depot, Inc. (The)		168,600	13,882,524
L Brands, Inc.		38,700	2,393,595
Lowe’s Cos., Inc.		83,100	4,117,605
O’Reilly Automotive, Inc.	*	28,700	3,693,977
Ross Stores, Inc.		26,600	1,993,138
Tiffany & Co.		7,200	668,016
Tractor Supply Co.		32,300	2,505,834

			40,916,425

Textiles, Apparel & Luxury Goods—1.2%
Fossil Group, Inc.	*	18,300	2,194,902
Lululemon Athletica, Inc. (Canada)	*†	10,300	608,009
Michael Kors Holdings Ltd. (Hong Kong)	*	4,500	365,355
NIKE, Inc., Class B		27,700	2,178,328
PVH Corp.		95,300	12,962,706
Ralph Lauren Corp.		9,600	1,695,072
V.F. Corp.		7,600	473,784

			20,478,156

Tobacco—0.5%
Imperial Tobacco Group plc ADR (United Kingdom)	†	123,400	9,598,052

Trading Companies & Distributors—0.1%
Fastenal Co.		31,600	1,501,316
W.W. Grainger, Inc.		3,100	791,802

			2,293,118

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Growth & Income Fund		Shares	Value
COMMON STOCKS—(Continued)
Wireless Telecommunication Services—0.7%
SoftBank Corp. (Japan)		13,200	$1,158,310
Vodafone Group plc ADR (United Kingdom)		258,900	10,177,359

			11,335,669

TOTAL COMMON STOCKS
(Cost $1,141,343,490)			1,658,414,791

MONEY MARKET FUNDS—5.9%
Institutional Money Market Funds—5.9%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	4,000,000	4,000,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%		¥77,580,906	77,580,906
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%	††¥	5,057,093	5,057,093
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.04%	††¥	4,000,000	4,000,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	4,000,000	4,000,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.06%	††¥	4,000,000	4,000,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.06%	††¥	4,000,000	4,000,000

TOTAL MONEY MARKET FUNDS
(Cost $102,637,999)			102,637,999

TOTAL INVESTMENTS—101.4%
(Cost $1,243,981,489)			1,761,052,790
Other assets less liabilities—(1.4%)			(24,986,754)

NET ASSETS—100.0%			$1,736,066,036

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Growth Fund		Shares	Value
COMMON STOCKS—97.5%
Aerospace & Defense—2.6%
Boeing Co. (The)		83,200	$11,355,968
Honeywell International, Inc.		105,343	9,625,190
Precision Castparts Corp.		83,388	22,456,388
United Technologies Corp.		146,730	16,697,874

			60,135,420

Airlines—0.5%
Delta Air Lines, Inc.		401,142	11,019,371

Auto Components—1.2%
BorgWarner, Inc.		178,860	10,000,063
Johnson Controls, Inc.		357,468	18,338,108

			28,338,171

Automobiles—0.5%
General Motors Co.	*	289,600	11,835,952

Beverages—0.5%
Coca-Cola Co. (The)		289,983	11,979,198

Biotechnology—7.9%
Alexion Pharmaceuticals, Inc.	*	111,400	14,822,884
Amgen, Inc.		79,875	9,118,530
Biogen Idec, Inc.	*	141,064	39,462,654
Celgene Corp.	*	287,555	48,585,293
Gilead Sciences, Inc.	*	797,848	59,958,277
Pharmacyclics, Inc.	*	44,572	4,714,826
Regeneron Pharmaceuticals, Inc.	*	23,900	6,578,236

			183,240,700

Building Products—0.4%
Masco Corp.		373,265	8,499,244

Capital Markets—2.6%
Affiliated Managers Group, Inc.	*	92,000	19,952,960
Charles Schwab Corp. (The)		663,000	17,238,000
Morgan Stanley		183,200	5,745,152
State Street Corp.		148,110	10,869,793
T. Rowe Price Group, Inc.		65,950	5,524,631

			59,330,536

Chemicals—5.3%
Ecolab, Inc.		257,099	26,807,713
FMC Corp.		154,400	11,651,024
LyondellBasell Industries NV, Class A		73,665	5,913,826
Monsanto Co.		486,059	56,650,177
PPG Industries, Inc.		120,040	22,766,786

			123,789,526

Commercial Banks—0.4%
Wells Fargo & Co.		222,854	10,117,572

Commercial Services & Supplies—0.6%
Tyco International Ltd. (Switzerland)		339,090	13,916,254

Communications Equipment—2.5%
Juniper Networks, Inc.	*	288,861	6,519,593
QUALCOMM, Inc.		680,934	50,559,349

			57,078,942

Computers & Peripherals—4.3%
Apple, Inc.		177,942	99,845,036

		Shares	Value
Consumer Finance—1.5%
American Express Co.		154,356	$14,004,720
Discover Financial Services		241,791	13,528,207
SLM Corp.		314,073	8,253,838

			35,786,765

Diversified Financial Services—1.6%
CME Group, Inc.		210,200	16,492,292
IntercontinentalExchange Group, Inc.		48,936	11,006,685
JPMorgan Chase & Co.		174,340	10,195,403

			37,694,380

Electrical Equipment—0.9%
AMETEK, Inc.		244,710	12,888,876
Eaton Corp. plc (Ireland)		60,509	4,605,945
Rockwell Automation, Inc.		20,445	2,415,781

			19,910,602

Energy Equipment & Services—3.0%
Cameron International Corp.	*	87,819	5,227,865
FMC Technologies, Inc.	*	264,500	13,809,545
Halliburton Co.		441,170	22,389,377
National Oilwell Varco, Inc.		173,140	13,769,824
Schlumberger Ltd.		152,815	13,770,160

			68,966,771

Food & Staples Retailing—2.1%
Costco Wholesale Corp.		184,925	22,007,924
CVS Caremark Corp.		194,685	13,933,605
Safeway, Inc.		163,500	5,325,195
Whole Foods Market, Inc.		131,320	7,594,236

			48,860,960

Food Products—1.1%
Hershey Co. (The)		129,500	12,591,285
Mondelez International, Inc., Class A		367,290	12,965,337

			25,556,622

Health Care Equipment & Supplies—1.0%
Boston Scientific Corp.	*	456,000	5,481,120
Cooper Cos., Inc. (The)		95,790	11,862,634
St. Jude Medical, Inc.		97,900	6,064,905

			23,408,659

Health Care Providers & Services—2.6%
Cardinal Health, Inc.		178,930	11,954,313
Catamaran Corp.	*	353,700	16,793,676
DaVita HealthCare Partners, Inc.	*	66,643	4,223,167
Express Scripts Holding Co.	*	185,215	13,009,502
McKesson Corp.		38,958	6,287,821
UnitedHealth Group, Inc.		120,738	9,091,571

			61,360,050

Health Care Technology—0.6%
Cerner Corp.	*	268,300	14,955,042

Hotels, Restaurants & Leisure—4.2%
Chipotle Mexican Grill, Inc.	*	21,100	11,241,658
Las Vegas Sands Corp.		294,263	23,208,523
McDonald’s Corp.		83,123	8,065,425
Panera Bread Co., Class A	*	18,382	3,247,916

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Growth Fund		Shares	Value
COMMON STOCKS—(Continued)
Starbucks Corp.		655,704	$51,400,636

			97,164,158

Household Durables—1.1%
Lennar Corp., Class A		201,950	7,989,142
Mohawk Industries, Inc.	*	83,300	12,403,370
Whirlpool Corp.		38,184	5,989,542

			26,382,054

Household Products—0.4%
Procter & Gamble Co. (The)		125,743	10,236,738

Industrial Conglomerates—1.4%
Danaher Corp.		267,499	20,650,923
General Electric Co.		406,076	11,382,310

			32,033,233

Insurance—0.8%
American International Group, Inc.		251,190	12,823,249
Marsh & McLennan Cos., Inc.		126,138	6,100,034

			18,923,283

Internet & Catalog Retail—5.2%
Amazon.com, Inc.	*	159,480	63,599,029
priceline.com, Inc.	*	48,684	56,590,282

			120,189,311

Internet Software & Services—7.3%
eBay, Inc.	*	248,375	13,633,304
Facebook, Inc., Class A	*	675,077	36,899,709
Google, Inc., Class A	*	85,662	96,002,260
LinkedIn Corp., Class A	*	86,294	18,711,128
Yelp, Inc.	*	63,600	4,385,220

			169,631,621

IT Services—4.5%
Alliance Data Systems Corp.	*	84,946	22,334,852
FleetCor Technologies, Inc.	*	60,775	7,121,007
MasterCard, Inc., Class A		18,368	15,345,729
Visa, Inc., Class A		271,173	60,384,803

			105,186,391

Life Sciences Tools & Services—0.8%
Thermo Fisher Scientific, Inc.		172,330	19,188,946

Machinery—1.4%
Caterpillar, Inc.		118,680	10,777,331
Cummins, Inc.		110,400	15,563,088
PACCAR, Inc.		115,220	6,817,567

			33,157,986

Media—3.7%
Comcast Corp., Class A		621,570	32,299,885
Sirius XM Holdings, Inc.	*	1,218,234	4,251,637
Twenty-First Century Fox, Inc., Class A		388,352	13,662,223
Viacom, Inc., Class B		141,190	12,331,534
Walt Disney Co. (The)		312,842	23,901,129

			86,446,408

Multiline Retail—0.2%
Nordstrom, Inc.		71,052	4,391,014

		Shares	Value
Oil, Gas & Consumable Fuels—2.6%
Noble Energy, Inc.		160,160	$10,908,498
Occidental Petroleum Corp.		168,235	15,999,148
Pioneer Natural Resources Co.		77,171	14,204,866
Suncor Energy, Inc. (Canada)		230,440	8,076,922
Valero Energy Corp.		217,390	10,956,456

			60,145,890

Personal Products—0.4%
Estee Lauder Cos., Inc. (The), Class A		123,323	9,288,688

Pharmaceuticals—5.5%
AbbVie, Inc.		270,880	14,305,173
Actavis plc	*	162,411	27,285,048
Allergan, Inc.		75,994	8,441,414
Bristol-Myers Squibb Co.		505,381	26,861,000
Perrigo Co. plc		54,301	8,333,032
Pfizer, Inc.		352,424	10,794,747
Teva Pharmaceutical Industries Ltd. ADR (Israel)		500,540	20,061,643
Valeant Pharmaceuticals International, Inc.	*	105,656	12,404,014

			128,486,071

Professional Services—0.5%
Nielsen Holdings NV		246,160	11,296,282

Real Estate Investment Trusts (REITs)—0.3%
American Tower Corp. REIT		78,989	6,304,902

Road & Rail—3.0%
Canadian Pacific Railway Ltd. (Canada)		174,080	26,341,785
CSX Corp.		343,270	9,875,878
Genesee & Wyoming, Inc., Class A	*	21,796	2,093,506
Hertz Global Holdings, Inc.	*	281,150	8,046,513
J.B. Hunt Transport Services, Inc.		197,300	15,251,290
Union Pacific Corp.		47,863	8,040,984

			69,649,956

Semiconductors & Semiconductor Equipment—0.7%
Cree, Inc.	*	91,382	5,717,772
Lam Research Corp.	*	77,189	4,202,941
Texas Instruments, Inc.		142,710	6,266,396

			16,187,109

Software—3.1%
Adobe Systems, Inc.	*	197,300	11,814,324
Citrix Systems, Inc.	*	188,500	11,922,625
Informatica Corp.	*	105,020	4,358,330
Microsoft Corp.		198,865	7,443,517
Oracle Corp.		177,089	6,775,425
Salesforce.com, Inc.	*	260,810	14,394,104
ServiceNow, Inc.	*	67,646	3,788,853
Splunk, Inc.	*	56,593	3,886,241
VMware, Inc., Class A	*	51,364	4,607,864
Workday, Inc., Class A	*	50,100	4,166,316

			73,157,599

Specialty Retail—2.7%
Bed Bath & Beyond, Inc.	*	76,833	6,169,690
Home Depot, Inc. (The)		294,357	24,237,355

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Growth Fund		Shares	Value
COMMON STOCKS—(Continued)
Lowe’s Cos., Inc.		213,503	$10,579,074
Ross Stores, Inc.		69,906	5,238,057
Tractor Supply Co.		227,600	17,657,208

			63,881,384

Textiles, Apparel & Luxury Goods—2.6%
Michael Kors Holdings Ltd. (Hong Kong)	*	393,128	31,918,062
NIKE, Inc., Class B		266,148	20,929,879
V.F. Corp.		118,612	7,394,272

			60,242,213

Thrifts & Mortgage Finance—0.2%
Ocwen Financial Corp.	*	61,800	3,426,810

Tobacco—0.6%
Philip Morris International, Inc.		150,913	13,149,050

Trading Companies & Distributors—0.3%
Fastenal Co.		145,277	6,902,110

Wireless Telecommunication Services—0.3%
Crown Castle International Corp.	*	104,600	7,680,778

TOTAL COMMON STOCKS
(Cost $1,609,370,365)			2,268,355,758

MONEY MARKET FUNDS—2.7%
Institutional Money Market Fund—2.7%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%
(Cost $62,416,519)		¥62,416,519	62,416,519

TOTAL INVESTMENTS—100.2%
(Cost $1,671,786,884)			2,330,772,277
Other assets less liabilities—(0.2%)			(5,292,547)

NET ASSETS—100.0%			$2,325,479,730

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
*	Non-income producing.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Select Value Fund		Shares	Value
COMMON STOCKS—94.5%
Aerospace & Defense—4.2%
Alliant Techsystems, Inc.		15,210	$1,850,753
Huntington Ingalls Industries, Inc.		65,790	5,921,758
L-3 Communications Holdings, Inc.		14,615	1,561,759
Northrop Grumman Corp.		15,100	1,730,611
Rockwell Collins, Inc.		31,704	2,343,560
TransDigm Group, Inc.		39,819	6,411,655

			19,820,096

Airlines—0.8%
American Airlines Group, Inc.	*†	65,325	1,649,456
Delta Air Lines, Inc.		78,450	2,155,022

			3,804,478

Auto Components—1.6%
Dana Holding Corp.		69,500	1,363,590
Delphi Automotive plc (United Kingdom)		53,800	3,234,994
Lear Corp.		13,050	1,056,658
Magna International, Inc. (Canada)		24,360	1,998,982

			7,654,224

Capital Markets—1.1%
Invesco Ltd.		103,950	3,783,780
Northern Trust Corp.		22,787	1,410,287

			5,194,067

Chemicals—1.5%
Ashland, Inc.		49,900	4,842,296
Huntsman Corp.		69,475	1,709,085
Methanex Corp. (Canada)		11,700	693,108

			7,244,489

Commercial Banks—4.4%
CIT Group, Inc.		15,000	781,950
City National Corp./California		41,111	3,256,813
Fifth Third Bancorp		41,400	870,642
Huntington Bancshares, Inc./Ohio		351,125	3,388,356
M&T Bank Corp.	†	51,183	5,958,725
Regions Financial Corp.		357,875	3,539,384
TCF Financial Corp.		95,502	1,551,908
Webster Financial Corp.		51,525	1,606,549

			20,954,327

Commercial Services & Supplies—1.6%
R.R. Donnelley & Sons Co.	†	48,750	988,650
Republic Services, Inc.		90,004	2,988,133
Steelcase, Inc., Class A		229,500	3,639,870

			7,616,653

Communications Equipment—0.5%
Finisar Corp.	*	107,075	2,561,234

Computers & Peripherals—0.5%
Lexmark International, Inc., Class A	†	44,748	1,589,449
SanDisk Corp.		11,500	811,210

			2,400,659

		Shares	Value
Construction & Engineering—1.5%
Jacobs Engineering Group, Inc.	*	35,541	$2,238,728
URS Corp.		89,700	4,753,203

			6,991,931

Consumer Finance—0.3%
Discover Financial Services		21,975	1,229,501

Containers & Packaging—2.3%
Bemis Co., Inc.		77,500	3,174,400
Graphic Packaging Holding Co.	*	166,825	1,601,520
Owens-Illinois, Inc.	*	71,050	2,542,169
Sonoco Products Co.		92,317	3,851,465

			11,169,554

Diversified Consumer Services—0.6%
H&R Block, Inc.		98,389	2,857,217

Diversified Financial Services—1.7%
ING US, Inc.		100,200	3,522,030
IntercontinentalExchange Group, Inc.		14,809	3,330,840
PHH Corp.	*	57,500	1,400,125

			8,252,995

Electric Utilities—2.6%
Cleco Corp.		42,175	1,966,198
Edison International		64,480	2,985,424
Great Plains Energy, Inc.		121,100	2,935,464
Pinnacle West Capital Corp.		85,800	4,540,536

			12,427,622

Electrical Equipment—0.9%
Generac Holdings, Inc.		37,575	2,128,248
Hubbell, Inc., Class B		20,475	2,229,727

			4,357,975

Electronic Equipment, Instruments & Components—3.1%
Arrow Electronics, Inc.	*	73,645	3,995,241
Avnet, Inc.		111,487	4,917,692
FLIR Systems, Inc.		110,467	3,325,057
Ingram Micro, Inc., Class A	*	115,372	2,706,627

			14,944,617

Energy Equipment & Services—2.1%
Ensco plc, Class A (United Kingdom)		43,784	2,503,569
McDermott International, Inc.	*	185,764	1,701,598
Patterson-UTI Energy, Inc.		115,751	2,930,815
SEACOR Holdings, Inc.	*	31,900	2,909,280
Tidewater, Inc.		2,950	174,847

			10,220,109

Food & Staples Retailing—1.3%
Kroger Co. (The)		95,441	3,772,783
Rite Aid Corp.	*	199,275	1,008,331
SUPERVALU, Inc.	*†	172,300	1,256,067

			6,037,181

Food Products—0.5%
Hillshire Brands Co.		42,770	1,430,229
Tyson Foods, Inc., Class A		22,950	767,907

			2,198,136

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Select Value Fund		Shares	Value
COMMON STOCKS—(Continued)
Gas Utilities—0.9%
Atmos Energy Corp.		59,800	$2,716,116
UGI Corp.		33,500	1,388,910

			4,105,026

Health Care Equipment & Supplies—1.6%
Becton Dickinson and Co.		13,870	1,532,496
Boston Scientific Corp.	*	110,225	1,324,905
CareFusion Corp.	*	89,520	3,564,686
St. Jude Medical, Inc.		17,225	1,067,089

			7,489,176

Health Care Providers & Services—3.4%
Aetna, Inc.		37,050	2,541,260
Cardinal Health, Inc.		44,625	2,981,396
Cigna Corp.		53,516	4,681,580
HCA Holdings, Inc.	*	62,900	3,000,959
Omnicare, Inc.		23,425	1,413,933
Universal Health Services, Inc., Class B		20,970	1,704,022

			16,323,150

Hotels, Restaurants & Leisure—2.7%
Darden Restaurants, Inc.		85,300	4,637,761
MGM Resorts International	*	64,625	1,519,980
Starwood Hotels & Resorts Worldwide, Inc.		10,160	807,212
Wendy’s Co. (The)		90,725	791,122
Wyndham Worldwide Corp.		66,800	4,922,492

			12,678,567

Household Durables—0.6%
Mohawk Industries, Inc.	*	8,300	1,235,870
Whirlpool Corp.		9,000	1,411,740

			2,647,610

Household Products—0.5%
Energizer Holdings, Inc.		21,130	2,287,111

Independent Power Producers & Energy Traders—0.6%
AES Corp. (The)		185,000	2,684,350

Industrial Conglomerates—0.8%
Carlisle Cos., Inc.		50,700	4,025,580

Insurance—10.4%
Alleghany Corp.	*	8,725	3,489,651
Allied World Assurance Co. Holdings AG (Switzerland)		17,008	1,918,672
Allstate Corp. (The)		192,219	10,483,624
Aon plc (United Kingdom)		34,199	2,868,954
Arch Capital Group Ltd. (Bermuda)	*	53,236	3,177,657
Endurance Specialty Holdings Ltd. (Bermuda)		54,600	3,203,382
Everest Re Group Ltd. (Bermuda)		4,925	767,660
HCC Insurance Holdings, Inc.		105,975	4,889,687
Lincoln National Corp.		162,562	8,391,450
Loews Corp.		52,179	2,517,115
Progressive Corp. (The)		103,862	2,832,317
Torchmark Corp.		33,300	2,602,395
Unum Group		22,925	804,209

		Shares	Value
Validus Holdings Ltd. (Bermuda)		42,284	$1,703,622

			49,650,395

Internet & Catalog Retail—0.4%
Liberty Interactive Corp., Series A	*	69,692	2,045,460

Internet Software & Services—0.5%
Web.com Group, Inc.	*	74,950	2,382,661

IT Services—3.6%
Broadridge Financial Solutions, Inc.		25,773	1,018,549
Computer Sciences Corp.		112,667	6,295,832
Convergys Corp.		145,700	3,066,985
NeuStar, Inc., Class A	*	38,829	1,936,014
Teradata Corp.	*	42,375	1,927,639
Western Union Co. (The)		172,021	2,967,362

			17,212,381

Leisure Equipment & Products—1.9%
Brunswick Corp.		137,419	6,329,519
Mattel, Inc.		60,270	2,867,647

			9,197,166

Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc.		38,275	2,188,947

Machinery—1.9%
Dover Corp.		23,290	2,248,417
ITT Corp.		32,000	1,389,440
Joy Global, Inc.	†	39,100	2,286,959
Parker Hannifin Corp.		16,005	2,058,883
Terex Corp.		23,900	1,003,561

			8,987,260

Media—1.0%
Gannett Co., Inc.		56,225	1,663,135
Omnicom Group, Inc.		39,134	2,910,396

			4,573,531

Metals & Mining—1.2%
Barrick Gold Corp. (Canada)		77,025	1,357,951
Gerdau SA ADR (Brazil)		367,275	2,879,436
Kinross Gold Corp. (Canada)		377,480	1,653,362

			5,890,749

Multiline Retail—1.7%
Dillard’s, Inc., Class A		11,500	1,117,915
Nordstrom, Inc.		112,597	6,958,495

			8,076,410

Multi-Utilities—2.3%
Ameren Corp.		69,250	2,504,080
CMS Energy Corp.		111,350	2,980,840
PG&E Corp.		114,100	4,595,948
SCANA Corp.		17,626	827,188

			10,908,056

Office Electronics—0.2%
Xerox Corp.		88,125	1,072,481

Oil, Gas & Consumable Fuels—6.7%
Chesapeake Energy Corp.		112,075	3,041,716
Cimarex Energy Co.		65,967	6,920,598
Energen Corp.		22,700	1,606,025
Hess Corp.		36,327	3,015,141

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Select Value Fund		Shares	Value
COMMON STOCKS—(Continued)
Murphy Oil Corp.		47,900	$3,107,752
Peabody Energy Corp.		107,925	2,107,775
QEP Resources, Inc.		101,000	3,095,650
SM Energy Co.		30,548	2,538,844
Southwestern Energy Co.	*	72,073	2,834,631
Western Refining, Inc.	†	39,500	1,675,195
Whiting Petroleum Corp.	*	35,625	2,204,119

			32,147,446

Professional Services—1.8%
Manpowergroup, Inc.		71,106	6,105,161
Towers Watson & Co., Class A		18,651	2,380,054

			8,485,215

Real Estate Investment Trusts (REITs)—5.8%
Annaly Capital Management, Inc. REIT		84,708	844,539
BioMed Realty Trust, Inc. REIT		126,600	2,293,992
Brandywine Realty Trust REIT		135,525	1,909,547
Capstead Mortgage Corp. REIT		116,900	1,412,152
CBL & Associates Properties, Inc. REIT		303,850	5,457,146
Duke Realty Corp. REIT		319,454	4,804,588
DuPont Fabros Technology, Inc. REIT		56,075	1,385,613
EPR Properties REIT		30,300	1,489,548
Hatteras Financial Corp. REIT		100,725	1,645,847
Liberty Property Trust REIT		71,050	2,406,464
MFA Financial, Inc. REIT		202,200	1,427,532
Weyerhaeuser Co. REIT		89,725	2,832,618

			27,909,586

Real Estate Management & Development—0.2%
CBRE Group, Inc., Class A	*	35,050	921,815

Road & Rail—1.7%
Ryder System, Inc.		23,778	1,754,341
Swift Transportation Co.	*†	70,275	1,560,808
Werner Enterprises, Inc.		185,500	4,587,415

			7,902,564

Semiconductors & Semiconductor Equipment—3.9%
Analog Devices, Inc.		75,246	3,832,279
First Solar, Inc.	*	26,475	1,446,594
KLA-Tencor Corp.		41,281	2,660,973
Lam Research Corp.	*	110,117	5,995,871
Marvell Technology Group Ltd. (Bermuda)		55,675	800,606
Micron Technology, Inc.	*	74,075	1,611,872
NXP Semiconductor NV (Netherlands)	*	35,750	1,641,998
Skyworks Solutions, Inc.	*	28,225	806,106

			18,796,299

Software—1.2%
Autodesk, Inc.	*	3,335	167,851
Electronic Arts, Inc.	*	43,225	991,581
Open Text Corp. (Canada)		15,760	1,449,290
Synopsys, Inc.	*	36,162	1,467,092
TiVo, Inc.	*	114,275	1,499,288

			5,575,102

		Shares	Value
Specialty Retail—1.3%
Bed Bath & Beyond, Inc.	*	36,657	$2,943,557
Best Buy Co., Inc.		67,175	2,678,939
Guess?, Inc.		18,375	570,911

			6,193,407

Textiles, Apparel & Luxury Goods—0.9%
Coach, Inc.		45,244	2,539,546
Hanesbrands, Inc.		23,250	1,633,777

			4,173,323

Thrifts & Mortgage Finance—0.2%
Nationstar Mortgage Holdings, Inc.	*†	31,350	1,158,696

Tobacco—0.5%
Lorillard, Inc.		44,550	2,257,794

Trading Companies & Distributors—0.5%
MRC Global, Inc.	*	72,200	2,329,172

TOTAL COMMON STOCKS
(Cost $345,398,317)			450,213,551

MONEY MARKET FUNDS—9.2%
Institutional Money Market Funds—9.2%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	3,000,000	3,000,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%		¥26,846,418	26,846,418
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%	††¥	2,144,545	2,144,545
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.04%	††¥	3,000,000	3,000,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	3,000,000	3,000,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.06%	††¥	3,000,000	3,000,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.06%	††¥	3,000,000	3,000,000

TOTAL MONEY MARKET FUNDS
(Cost $43,990,963)			43,990,963

TOTAL INVESTMENTS—103.7%
(Cost $389,389,280)			494,204,514
Other assets less liabilities—(3.7%)			(17,468,955)

NET ASSETS—100.0%			$476,735,559

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
†	Denotes all or a portion of the security on loan.
*	Non-income producing.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Aggressive Opportunities Fund		Shares	Value
COMMON STOCKS—96.0%
Aerospace & Defense—2.3%
B/E Aerospace, Inc.	*	75,477	$6,568,763
DigitalGlobe, Inc.	*	148,966	6,129,951
Hexcel Corp.	*	16,600	741,854
Huntington Ingalls Industries, Inc.		8,300	747,083
L-3 Communications Holdings, Inc.		34,100	3,643,926
Rockwell Collins, Inc.		64,746	4,786,024
Spirit Aerosystems Holdings, Inc., Class A	*	21,531	733,777
TransDigm Group, Inc.		26,844	4,322,421
Triumph Group, Inc.		10,133	770,817

			28,444,616

Air Freight & Logistics—1.2%
C.H. Robinson Worldwide, Inc.		12,822	748,035
Expeditors International of Washington, Inc.		16,059	710,611
FedEx Corp.		91,200	13,111,824

			14,570,470

Airlines—1.3%
Alaska Air Group, Inc.		10,100	741,037
Allegiant Travel Co.		34,592	3,647,381
American Airlines Group, Inc.	*	27,900	704,475
Copa Holdings SA, Class A (Panama)		37,804	6,052,798
Delta Air Lines, Inc.		26,492	727,735
Ryanair Holdings plc ADR (Ireland)	*	64,200	3,012,906
Southwest Airlines Co.		38,560	726,470
United Continental Holdings, Inc.	*	19,707	745,516

			16,358,318

Auto Components—1.3%
Allison Transmission Holdings, Inc.		26,542	732,825
BorgWarner, Inc.		200,232	11,194,971
Delphi Automotive plc (United Kingdom)		12,166	731,542
Gentex Corp.		22,144	730,530
Goodyear Tire & Rubber Co. (The)		31,513	751,585
Lear Corp.		9,100	736,827
Visteon Corp.	*	9,355	766,081

			15,644,361

Automobiles—0.2%
Harley-Davidson, Inc.		10,839	750,492
Tesla Motors, Inc.	*†	5,101	767,089
Thor Industries, Inc.		13,718	757,645

			2,275,226

Beverages—0.8%
Brown-Forman Corp., Class B		9,712	733,936
Coca-Cola Enterprises, Inc.		17,366	766,361
Constellation Brands, Inc., Class A	*	100,000	7,038,000
Dr. Pepper Snapple Group, Inc.		15,730	766,366
Monster Beverage Corp.	*	10,880	737,338

			10,042,001

		Shares	Value
Biotechnology—2.5%
Alexion Pharmaceuticals, Inc.	*	5,591	$743,938
Alkermes plc (Ireland)	*	85,800	3,488,628
Alnylam Pharmaceuticals, Inc.	*	41,000	2,637,530
Ariad Pharmaceuticals, Inc.	*†	104,182	710,521
BioMarin Pharmaceutical, Inc.	*	57,290	4,025,768
Cepheid, Inc.	*	85,317	3,986,010
Cubist Pharmaceuticals, Inc.	*	37,762	2,600,669
Incyte Corp. Ltd.	*	14,220	719,959
Insmed, Inc.	*	104,000	1,769,040
Isis Pharmaceuticals, Inc.	*	18,900	752,976
Keryx Biopharmaceuticals, Inc.	*†	89,300	1,156,435
Medivation, Inc.	*	11,814	753,970
Myriad Genetics, Inc.	*†	30,555	641,044
NPS Pharmaceuticals, Inc.	*	48,239	1,464,536
Pharmacyclics, Inc.	*	6,700	708,726
Puma Biotechnology, Inc.	*	14,800	1,532,244
Seattle Genetics, Inc.	*	18,200	725,998
Theravance, Inc.	*	21,400	762,910
United Therapeutics Corp.	*	6,406	724,390
Vanda Pharmaceuticals, Inc.	*	35,161	436,348
Vertex Pharmaceuticals, Inc.	*	9,909	736,239

			31,077,879

Building Products—0.8%
A.O. Smith Corp.		13,500	728,190
Allegion plc (Ireland)	*	16,286	719,678
Armstrong World Industries, Inc.	*	12,859	740,807
Fortune Brands Home & Security, Inc.		127,942	5,846,950
Lennox International, Inc.		8,672	737,640
Masco Corp.		33,358	759,562

			9,532,827

Capital Markets—2.2%
Affiliated Managers Group, Inc.	*	26,309	5,705,896
Ameriprise Financial, Inc.		6,500	747,825
Artisan Partners Asset Management, Inc., Class A		11,300	736,647
Bank of New York Mellon Corp. (The)		320,000	11,180,800
Carlyle Group LP (The)		103,100	3,672,422
Eaton Vance Corp.		17,510	749,253
Federated Investors, Inc., Class B	†	25,906	746,093
Lazard Ltd., Class A (Bermuda)		16,260	736,903
LPL Financial Holdings, Inc.		15,633	735,220
SEI Investments Co.		21,011	729,712
T. Rowe Price Group, Inc.		8,766	734,328
Waddell & Reed Financial, Inc., Class A		11,203	729,539

			27,204,638

Chemicals—2.0%
Airgas, Inc.		34,603	3,870,346
Albemarle Corp.		11,301	716,370
Celanese Corp., Series A		13,521	747,846
Eastman Chemical Co.		9,114	735,500
Ecolab, Inc.		56,400	5,880,828
FMC Corp.		9,777	737,772
International Flavors & Fragrances, Inc.		8,641	742,953
NewMarket Corp.		2,249	751,503
Rockwood Holdings, Inc.		10,267	738,403
RPM International, Inc.		17,854	741,120

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Aggressive Opportunities Fund		Shares	Value
COMMON STOCKS—(Continued)
Scotts Miracle-Gro Co. (The), Class A		11,828	$735,938
Sherwin-Williams Co. (The)		3,934	721,889
Sigma-Aldrich Corp.		7,967	748,978
Valspar Corp. (The)		10,306	734,715
W.R. Grace & Co.	*	50,290	4,972,172
Westlake Chemical Corp.		6,190	755,613

			24,331,946

Commercial Banks—0.4%
Signature Bank/New York	*	6,701	719,822
Texas Capital Bancshares, Inc.	*	73,306	4,559,633

			5,279,455

Commercial Services & Supplies—1.7%
Cintas Corp.		12,323	734,328
Clean Harbors, Inc.	*	97,958	5,873,562
Copart, Inc.	*	143,822	5,271,076
Iron Mountain, Inc.		25,310	768,158
KAR Auction Services, Inc.		25,600	756,480
Pitney Bowes, Inc.		31,760	740,008
R.R. Donnelley & Sons Co.		38,100	772,668
Rollins, Inc.		24,355	737,713
Stericycle, Inc.	*	40,706	4,728,816
Waste Connections, Inc.		16,928	738,569

			21,121,378

Communications Equipment—0.6%
CommScope Holding Co., Inc.	*	40,400	764,368
F5 Networks, Inc.	*	8,075	733,694
Harris Corp.		10,522	734,541
JDS Uniphase Corp.	*	57,800	750,244
Juniper Networks, Inc.	*	34,100	769,637
Motorola Solutions, Inc.		10,900	735,750
Palo Alto Networks, Inc.	*	12,860	739,064
Riverbed Technology, Inc.	*	41,648	752,996
Ubiquiti Networks, Inc.	*†	41,700	1,916,532

			7,896,826

Computers & Peripherals—0.6%
3D Systems Corp.	*†	8,000	743,440
NCR Corp.	*	21,760	741,146
NetApp, Inc.		18,064	743,153
SanDisk Corp.		10,400	733,616
Stratasys Ltd.	*	36,865	4,965,715

			7,927,070

Construction & Engineering—0.9%
ACS Actividades de Construccion y Servicios SA (Spain)		127,111	4,381,703
AECOM Technology Corp.	*	24,900	732,807
Chicago Bridge & Iron Co. NV (Netherlands)		8,922	741,775
Fluor Corp.		9,237	741,639
Quanta Services, Inc.	*	142,100	4,484,676

			11,082,600

Construction Materials—0.1%
Eagle Materials, Inc.		9,600	743,328
Martin Marietta Materials, Inc.		7,540	753,548

			1,496,876

		Shares	Value
Containers & Packaging—0.6%
AptarGroup, Inc.		11,032	$748,080
Avery Dennison Corp.		14,700	737,793
Ball Corp.		14,349	741,269
Bemis Co., Inc.		17,900	733,184
Crown Holdings, Inc.	*	16,453	733,310
Greif, Inc., Class A		14,300	749,320
Owens-Illinois, Inc.*		20,788	743,795
Packaging Corp. of America		12,051	762,587
Rock-Tenn Co., Class A		7,091	744,626
Sealed Air Corp.		22,000	749,100
Silgan Holdings, Inc.		14,738	707,719

			8,150,783

Distributors—0.9%
Genuine Parts Co.		8,822	733,902
LKQ Corp.	*	190,469	6,266,430
Pool Corp.		68,100	3,959,334

			10,959,666

Diversified Consumer Services—0.2%
H&R Block, Inc.		25,250	733,260
Service Corp. International		41,800	757,834
Weight Watchers International, Inc.	†	22,463	739,707

			2,230,801

Diversified Financial Services—1.3%
CBOE Holdings, Inc.		13,691	711,384
IntercontinentalExchange Group, Inc.		35,335	7,947,548
Leucadia National Corp.		25,113	711,703
McGraw Hill Financial, Inc.		71,822	5,616,480
Moody’s Corp.		9,434	740,286
MSCI, Inc.	*	17,432	762,127

			16,489,528

Diversified Telecommunication Services—1.7%
Intelsat SA (Luxembourg)	*	33,500	755,090
Level 3 Communications, Inc.	*	423,601	14,050,845
tw telecom inc.	*	197,233	6,009,690
Windstream Holdings, Inc.	†	85,193	679,840

			21,495,465

Electric Utilities—0.1%
ITC Holdings Corp.		7,477	716,446

Electrical Equipment—0.9%
AMETEK, Inc.		80,190	4,223,607
Babcock & Wilcox Co. (The)		20,767	710,024
Hubbell, Inc., Class B		6,607	719,502
Rockwell Automation, Inc.		36,083	4,263,567
Roper Industries, Inc.		5,280	732,231
SolarCity Corp.	*	12,900	732,978

			11,381,909

Electronic Equipment, Instruments & Components—1.1%
Amphenol Corp., Class A		8,328	742,691
CDW Corp.		32,700	763,872
Cognex Corp.	*	65,100	2,485,518
Dolby Laboratories, Inc., Class A	*†	18,914	729,324
FEI Co.		41,024	3,665,905
FLIR Systems, Inc.		24,682	742,928
IPG Photonics Corp.	*†	45,220	3,509,524

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Aggressive Opportunities Fund		Shares	Value
COMMON STOCKS—(Continued)
National Instruments Corp.		22,555	$722,211
Trimble Navigation Ltd.	*	21,416	743,135

			14,105,108

Energy Equipment & Services—1.1%
Atwood Oceanics, Inc.	*	14,236	760,060
Cameron International Corp.	*	78,132	4,651,198
Dresser-Rand Group, Inc.*		12,605	751,636
Dril-Quip, Inc.*		6,700	736,531
Ensco plc, Class A (United Kingdom)		54,100	3,093,438
FMC Technologies, Inc.	*	14,108	736,579
Frank’s International NV (Netherlands)		27,500	742,500
Oceaneering International, Inc.		9,299	733,505
RPC, Inc.	†	40,848	729,137
Seadrill Ltd. (Bermuda)		18,600	764,088

			13,698,672

Food & Staples Retailing—0.9%
Fresh Market, Inc. (The)	*	18,260	739,530
Kroger Co. (The)		18,280	722,608
Rite Aid Corp.	*	446,000	2,256,760
Safeway, Inc.		21,936	714,456
Sprouts Farmers Market, Inc.	*	87,400	3,358,782
United Natural Foods, Inc.	*	39,800	3,000,522
Whole Foods Market, Inc.		12,166	703,560

			11,496,218

Food Products—2.5%
Annie’s, Inc.	*	73,975	3,183,884
Campbell Soup Co.		17,206	744,676
ConAgra Foods, Inc.		21,900	738,030
Flowers Foods, Inc.		34,514	741,015
Green Mountain Coffee Roasters, Inc.	*†	9,334	705,464
Hershey Co. (The)		45,237	4,398,393
Hillshire Brands Co.		22,989	768,752
Hormel Foods Corp.		16,577	748,783
Ingredion, Inc.		10,447	715,202
J.M. Smucker Co. (The)		7,200	746,064
McCormick & Co., Inc. (Non-Voting Shares)		10,752	741,028
Mead Johnson Nutrition Co.		8,814	738,261
Mondelez International, Inc., Class A		298,300	10,529,990
Pinnacle Foods, Inc.		27,200	746,912
WhiteWave Foods Co., Class A	*	200,977	4,610,412

			30,856,866

Gas Utilities—0.1%
ONEOK, Inc.		12,251	761,767
Questar Corp.		31,519	724,622

			1,486,389

Health Care Equipment & Supplies—1.7%
Boston Scientific Corp.	*	337,700	4,059,154
C.R. Bard, Inc.		5,501	736,804
Cooper Cos., Inc. (The)		35,561	4,403,874
DENTSPLY International, Inc.		14,930	723,806
Edwards Lifesciences Corp.	*	11,182	735,328
Hologic, Inc.	*	32,400	724,140
IDEXX Laboratories, Inc.	*	7,184	764,162

		Shares	Value
Intuitive Surgical, Inc.	*	6,100	$2,342,888
ResMed, Inc.	†	15,645	736,567
Sirona Dental Systems, Inc.	*	10,468	734,854
St. Jude Medical, Inc.		11,715	725,744
Varian Medical Systems, Inc.	*	9,540	741,163
Wright Medical Group, Inc.	*	106,229	3,262,293
Zimmer Holdings, Inc.		7,792	726,136

			21,416,913

Health Care Providers & Services—3.5%
AmerisourceBergen Corp.		10,462	735,583
Brookdale Senior Living, Inc.	*	26,600	722,988
Catamaran Corp.	*	121,486	5,768,155
Cigna Corp.		8,500	743,580
Community Health Systems, Inc.	*	19,200	753,984
DaVita HealthCare Partners, Inc.	*	211,724	13,416,950
Envision Healthcare Holdings, Inc.	*	236,703	8,407,690
HCA Holdings, Inc.	*	15,872	757,253
Health Management Associates, Inc., Class A	*	56,200	736,220
Henry Schein, Inc.	*	6,383	729,322
Laboratory Corp. of America Holdings	*	8,072	737,539
MEDNAX, Inc.	*	14,000	747,320
Patterson Cos., Inc.		17,425	717,910
Premier, Inc., Class A	*	88,700	3,260,612
Quest Diagnostics, Inc.		13,502	722,897
Team Health Holdings, Inc.	*	56,960	2,594,528
Tenet Healthcare Corp.	*	17,540	738,785
Universal Health Services, Inc., Class B		9,522	773,758

			43,065,074

Health Care Technology—0.3%
athenahealth, Inc.	*	21,500	2,891,750
Cerner Corp.	*	13,386	746,136
Veeva Systems, Inc., Class A	*	22,300	715,830

			4,353,716

Hotels, Restaurants & Leisure—2.0%
Apollo Global Management LLC, Class A		145,000	4,583,450
Bally Technologies, Inc.	*	9,639	756,179
Brinker International, Inc.		16,160	748,854
Burger King Worldwide, Inc.		35,100	802,386
Chipotle Mexican Grill, Inc.	*	1,338	712,860
Choice Hotels International, Inc.		14,896	731,542
Darden Restaurants, Inc.		13,457	731,657
Domino’s Pizza, Inc.		10,500	731,325
Dunkin’ Brands Group, Inc.		15,313	738,087
International Game Technology		41,194	748,083
Krispy Kreme Doughnuts, Inc.	*	108,300	2,089,107
Marriott International, Inc., Class A		15,071	743,905
Norwegian Cruise Line Holdings Ltd.	*	21,000	744,870
Panera Bread Co., Class A	*	4,241	749,342
SeaWorld Entertainment, Inc.		25,300	727,881
Six Flags Entertainment Corp.		20,400	751,128
Starwood Hotels & Resorts Worldwide, Inc.		9,238	733,959
Wyndham Worldwide Corp.		84,075	6,195,487
Wynn Resorts Ltd.		3,942	765,576

			24,785,678

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Aggressive Opportunities Fund		Shares	Value
COMMON STOCKS—(Continued)
Household Durables—0.5%
Jarden Corp.	*	12,134	$744,421
Newell Rubbermaid, Inc.		22,900	742,189
NVR, Inc.	*	733	752,066
PulteGroup, Inc.		37,000	753,690
Taylor Morrison Home Corp., Class A	*	33,100	743,095
Tempur Sealy International, Inc.	*	13,793	744,270
Tupperware Brands Corp.		7,557	714,363
Whirlpool Corp.		4,800	752,928

			5,947,022

Household Products—0.4%
Church & Dwight Co., Inc.		72,298	4,791,912
Clorox Co. (The)		7,840	727,238

			5,519,150

Independent Power Producers & Energy Traders—0.1%
Calpine Corp.	*	38,200	745,282

Industrial Conglomerates—0.8%
Carlisle Cos., Inc.		9,250	734,450
Koninklijke Philips NV NYRS (Netherlands)		256,200	9,471,714

			10,206,164

Insurance—4.8%
Allied World Assurance Co. Holdings AG (Switzerland)		6,632	748,156
American Financial Group, Inc.		13,000	750,360
Aon plc (United Kingdom)		117,669	9,871,252
Arch Capital Group Ltd. (Bermuda)	*	12,946	772,747
Arthur J. Gallagher & Co.		16,154	758,107
Assured Guaranty Ltd. (Bermuda)		188,800	4,453,792
Axis Capital Holdings Ltd. (Bermuda)		16,400	780,148
Brown & Brown, Inc.		23,730	744,885
eHealth, Inc.	*	43,000	1,999,070
Endurance Specialty Holdings Ltd. (Bermuda)		12,755	748,336
Erie Indemnity Co., Class A		10,144	741,729
Fairfax Financial Holdings Ltd. (Canada)		19,400	7,761,164
Hanover Insurance Group, Inc. (The)		12,705	758,616
Loews Corp.		258,800	12,484,512
Progressive Corp. (The)		27,200	741,744
RenaissanceRe Holdings Ltd. (Bermuda)		96,400	9,383,576
Travelers Cos., Inc. (The)		59,000	5,341,860
Validus Holdings Ltd. (Bermuda)		19,066	768,169

			59,608,223

Internet & Catalog Retail—1.0%
Expedia, Inc.		10,653	742,088
Groupon, Inc.	*	338,085	3,979,260
HomeAway, Inc.	*	111,918	4,575,208
Liberty Interactive Corp., Series A	*	25,253	741,176
Liberty Ventures, Series A	*	6,033	739,586
Netflix, Inc.	*	1,873	689,582
TripAdvisor, Inc.	*	8,771	726,502

		Shares	Value
zulily, Inc., Class A	*	16,400	$679,452

			12,872,854

Internet Software & Services—1.5%
Akamai Technologies, Inc.	*	15,328	723,175
Cornerstone OnDemand, Inc.	*	85,600	4,565,904
CoStar Group, Inc.	*	33,054	6,101,107
Equinix, Inc.	*	4,179	741,564
IAC/InterActiveCorp		10,562	725,504
LinkedIn Corp., Class A	*	3,333	722,694
Pandora Media, Inc.	*	24,673	656,302
Rackspace Hosting, Inc.	*	19,133	748,674
Shutterstock, Inc.	*	29,557	2,471,852
VeriSign, Inc.	*	12,231	731,169

			18,187,945

IT Services—5.7%
Alliance Data Systems Corp.	*	76,711	20,169,623
Amdocs Ltd.		152,800	6,301,472
Booz Allen Hamilton Holding Corp.		39,300	752,595
Broadridge Financial Solutions, Inc.		18,431	728,393
DST Systems, Inc.		8,039	729,459
Fidelity National Information Services, Inc.		13,900	746,152
Fiserv, Inc.	*	12,470	736,353
FleetCor Technologies, Inc.	*	39,456	4,623,060
Gartner, Inc.	*	92,556	6,576,104
Genpact Ltd. (Bermuda)	*	40,979	752,784
Global Payments, Inc.		77,618	5,044,394
Jack Henry & Associates, Inc.		12,480	738,941
Lender Processing Services, Inc.		19,655	734,704
NeuStar, Inc., Class A	*	129,040	6,433,934
Paychex, Inc.		16,012	729,026
Teradata Corp.	*	16,432	747,492
Total System Services, Inc.		22,058	734,090
Vantiv, Inc., Class A	*	380,656	12,413,192
Western Union Co. (The)		42,703	736,627

			70,428,395

Leisure Equipment & Products—0.2%
Hasbro, Inc.		13,757	756,772
Mattel, Inc.		16,620	790,780
Polaris Industries, Inc.		5,114	744,803

			2,292,355

Life Sciences Tools & Services—1.1%
Agilent Technologies, Inc.		12,661	724,083
Bruker Corp.	*	174,687	3,453,562
Charles River Laboratories International, Inc.	*	13,799	731,899
Covance, Inc.	*	8,121	715,135
Illumina, Inc.	*†	39,903	4,414,070
Life Technologies Corp.	*	9,345	708,351
Mettler-Toledo International, Inc.	*	2,913	706,665
Quintiles Transnational Holdings, Inc.	*	15,400	713,636
Techne Corp.		7,872	745,242
Waters Corp.	*	7,317	731,700

			13,644,343

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Aggressive Opportunities Fund		Shares	Value
COMMON STOCKS—(Continued)
Machinery—4.1%
Chart Industries, Inc.	*	39,065	$3,736,177
Colfax Corp.	*	63,327	4,033,297
Crane Co.		11,400	766,650
Donaldson Co., Inc.		16,869	733,127
Dover Corp.		7,900	762,666
Flowserve Corp.		9,538	751,880
Graco, Inc.		66,987	5,233,024
Harsco Corp.		26,200	734,386
IDEX Corp.		9,959	735,472
Ingersoll-Rand plc (Ireland)		11,958	736,613
ITT Corp.		16,900	733,798
Lincoln Electric Holdings, Inc.		10,592	755,633
Manitowoc Co., Inc. (The)		31,678	738,731
Navistar International Corp.	*†	19,300	737,067
Nordson Corp.		48,998	3,640,551
PACCAR, Inc.		12,351	730,809
Pall Corp.		45,013	3,841,860
Proto Labs, Inc.	*†	47,900	3,409,522
Snap-on, Inc.		6,718	735,755
Stanley Black & Decker, Inc.		9,000	726,210
Toro Co. (The)		11,714	745,010
Valmont Industries, Inc.		4,910	732,179
WABCO Holdings, Inc.	*	91,595	8,555,889
Wabtec Corp.		87,206	6,476,790
Xylem, Inc.		21,381	739,783

			51,522,879

Marine—0.1%
Kirby Corp.	*	7,431	737,527

Media—3.5%
AMC Networks, Inc., Class A	*	86,143	5,867,200
Cablevision Systems Corp., Class A		41,586	745,637
Charter Communications, Inc., Class A	*	5,315	726,879
Cinemark Holdings, Inc.		22,404	746,725
Clear Channel Outdoor Holdings, Inc., Class A		72,958	739,794
DIRECTV	*	148,570	10,264,701
Discovery Communications, Inc., Class A	*	8,295	750,034
Discovery Communications, Inc., Class C	*	71,000	5,954,060
DISH Network Corp., Class A	*	12,879	745,952
Interpublic Group of Cos., Inc. (The)		41,191	729,081
Lamar Advertising Co., Class A	*	14,195	741,689
Lions Gate Entertainment Corp.	†	23,500	744,010
Madison Square Garden Co. (The), Class A	*	13,136	756,371
Morningstar, Inc.		8,988	701,873
News Corp., Class A	*	547,800	9,871,356
Omnicom Group, Inc.		10,289	765,193
Regal Entertainment Group, Class A	†	36,516	710,236
Scripps Networks Interactive, Inc., Class A		8,945	772,937
Starz, Class A	*	25,213	737,228

			43,070,956

		Shares	Value
Metals & Mining—0.5%
Compass Minerals International, Inc.		9,312	$745,426
Reliance Steel & Aluminum Co.		51,700	3,920,928
Royal Gold, Inc.		16,512	760,708
Tahoe Resources, Inc.	*	46,208	768,901

			6,195,963

Multiline Retail—0.4%
Big Lots, Inc.	*	23,171	748,192
Dillard’s, Inc., Class A		7,600	738,796
Dollar General Corp.	*	11,820	712,982
Dollar Tree, Inc.	*	13,053	736,450
Family Dollar Stores, Inc.		11,184	726,624
Macy’s, Inc.		13,807	737,294
Nordstrom, Inc.		11,887	734,617

			5,134,955

Office Electronics—0.1%
Zebra Technologies Corp., Class A	*	13,481	729,052

Oil, Gas & Consumable Fuels—5.8%
Antero Resources Corp.	*	39,700	2,518,568
Bonanza Creek Energy, Inc.	*	30,900	1,343,223
Cabot Oil & Gas Corp.		18,422	714,037
Cheniere Energy, Inc.	*	16,696	719,932
Chesapeake Energy Corp.		488,200	13,249,748
Cobalt International Energy, Inc.	*	45,416	747,093
Concho Resources, Inc.	*	6,568	709,344
CONSOL Energy, Inc.		250,300	9,521,412
Continental Resources, Inc.	*†	6,613	744,095
CVR Energy, Inc.		18,300	794,769
Delek US Holdings, Inc.		55,184	1,898,881
Denbury Resources, Inc.	*	272,300	4,473,889
Diamondback Energy, Inc.	*	26,500	1,400,790
EQT Corp.		7,800	700,284
Gulfport Energy Corp.	*	62,422	3,941,949
Kosmos Energy Ltd. (Bermuda)	*	67,212	751,430
Laredo Petroleum Holdings, Inc.	*	26,744	740,541
Murphy Oil Corp.		129,400	8,395,472
Noble Energy, Inc.		10,580	720,604
Oasis Petroleum, Inc.	*	78,200	3,673,054
Pioneer Natural Resources Co.		3,977	732,046
QEP Resources, Inc.		23,900	732,535
Range Resources Corp.		9,137	770,341
SM Energy Co.		9,134	759,127
Southwestern Energy Co.	*	128,165	5,040,729
Whiting Petroleum Corp.	*	83,735	5,180,684
World Fuel Services Corp.		17,030	735,015

			71,709,592

Paper & Forest Products—0.1%
International Paper Co.		15,400	755,062

Personal Products—0.2%
Avon Products, Inc.		42,358	729,405
Coty, Inc., Class A		48,400	738,100
Herbalife Ltd. (Cayman Islands)	†	9,002	708,457
Nu Skin Enterprises, Inc., Class A		5,259	726,899

			2,902,861

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Aggressive Opportunities Fund		Shares	Value
COMMON STOCKS—(Continued)
Pharmaceuticals—1.1%
Actavis plc	*	4,415	$741,720
Endo Health Solutions, Inc.	*	10,879	733,897
Jazz Pharmaceuticals plc (Ireland)	*	5,800	734,048
Mylan, Inc.	*	17,119	742,965
Perrigo Co. plc		4,813	738,603
Salix Pharmaceuticals Ltd.	*	109,859	9,880,718
Zoetis, Inc.		22,600	738,794

			14,310,745

Professional Services—3.0%
Advisory Board Co. (The)	*	63,030	4,013,120
Dun & Bradstreet Corp. (The)		5,938	728,890
Equifax, Inc.		92,457	6,387,854
IHS, Inc., Class A	*	32,430	3,881,871
Nielsen Holdings NV		204,807	9,398,593
Robert Half International, Inc.		18,212	764,722
Towers Watson & Co., Class A		37,600	4,798,136
Verisk Analytics, Inc., Class A	*	107,092	7,038,086

			37,011,272

Real Estate Investment Trusts (REITs)—1.2%
American Homes 4 Rent, Class A REIT		45,300	733,860
Apartment Investment & Management Co., Class A REIT		28,257	732,139
Boston Properties, Inc. REIT		7,023	704,898
Brixmor Property Group, Inc. REIT	*	36,100	733,913
CBL & Associates Properties, Inc. REIT		40,200	721,992
Corrections Corp. of America REIT		22,400	718,368
Digital Realty Trust, Inc. REIT	†	15,073	740,386
Equity Lifestyle Properties, Inc. REIT		20,360	737,643
Extra Space Storage, Inc. REIT		17,281	728,049
Federal Realty Investment Trust REIT		6,925	702,264
Omega Healthcare Investors, Inc. REIT	†	23,400	697,320
Plum Creek Timber Co., Inc. REIT		15,120	703,231
Rayonier, Inc. REIT		17,148	721,931
Regency Centers Corp. REIT		15,679	725,938
Senior Housing Properties Trust REIT		32,800	729,144
Spirit Realty Capital, Inc. REIT		76,000	747,080
Tanger Factory Outlet Centers, Inc. REIT		21,733	695,891
Taubman Centers, Inc. REIT		11,434	730,861
Ventas, Inc. REIT		12,800	733,184
Vornado Realty Trust REIT		8,400	745,836
Weyerhaeuser Co. REIT		24,404	770,434

			15,254,362

Real Estate Management & Development—0.8%
CBRE Group, Inc., Class A	*	92,191	2,424,624
Cheung Kong Holdings Ltd. ADR (Hong Kong)		353,000	5,580,930
Realogy Holdings Corp.	*	14,900	737,103

		Shares	Value
St. Joe Co. (The)	*†	39,770	$763,186

			9,505,843

Road & Rail—2.7%
AMERCO	*	3,100	737,304
Avis Budget Group, Inc.	*	111,400	4,502,788
Con-way, Inc.		18,715	743,173
Genesee & Wyoming, Inc., Class A	*	50,100	4,812,105
Hertz Global Holdings, Inc.	*	255,674	7,317,390
J.B. Hunt Transport Services, Inc.		54,504	4,213,159
Kansas City Southern		47,723	5,909,539
Landstar System, Inc.		12,527	719,676
Old Dominion Freight Line, Inc.	*	91,600	4,856,632

			33,811,766

Semiconductors & Semiconductor Equipment—1.8%
Advanced Micro Devices, Inc.	*†	194,505	752,734
Altera Corp.		22,843	743,083
Analog Devices, Inc.		14,545	740,777
Applied Materials, Inc.		40,100	709,369
Atmel Corp.	*	95,509	747,836
Avago Technologies Ltd. (Singapore)		13,989	739,878
Cavium, Inc.	*	76,700	2,646,917
Cree, Inc.	*	56,800	3,553,976
Freescale Semiconductor Ltd.	*	47,162	756,950
Lam Research Corp.	*	13,774	749,994
Linear Technology Corp.		16,138	735,086
LSI Corp.		66,242	729,987
Maxim Integrated Products, Inc.		25,879	722,283
Microchip Technology, Inc.	†	16,571	741,552
NXP Semiconductor NV (Netherlands)	*	92,500	4,248,525
ON Semiconductor Corp.	*	91,700	755,608
Silicon Laboratories, Inc.	*	16,774	726,482
Skyworks Solutions, Inc.	*	26,197	748,186
Xilinx, Inc.		16,166	742,343

			22,291,566

Software—4.7%
ACI Worldwide, Inc.	*	49,263	3,202,095
ANSYS, Inc.	*	8,107	706,930
Aspen Technology, Inc.	*	121,699	5,087,018
Autodesk, Inc.	*	14,748	742,267
Cadence Design Systems, Inc.	*	53,154	745,219
Citrix Systems, Inc.	*	74,203	4,693,340
CommVault Systems, Inc.	*	67,745	5,072,746
Concur Technologies, Inc.	*	7,289	752,079
Electronic Arts, Inc.	*	30,600	701,964
FactSet Research Systems, Inc.	†	6,452	700,558
FireEye, Inc.	*	18,300	798,063
FleetMatics Group plc (Ireland)	*	80,537	3,483,225
Fortinet, Inc.	*	38,447	735,491
Guidewire Software, Inc.	*	68,300	3,351,481
Informatica Corp.	*	95,001	3,942,542
Intuit, Inc.		9,590	731,909
MICROS Systems, Inc.	*	12,874	738,581
NetSuite, Inc.	*	7,501	772,753
Red Hat, Inc.	*	12,966	726,615
Rovi Corp.	*	37,182	732,114
ServiceNow, Inc.	*	84,690	4,743,487
SolarWinds, Inc.	*	84,781	3,207,265

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Aggressive Opportunities Fund		Shares	Value
COMMON STOCKS—(Continued)
Solera Holdings, Inc.		76,691	$5,426,655
Splunk, Inc.	*	31,806	2,184,118
Symantec Corp.		31,847	750,952
Tableau Software, Inc., Class A	*	37,825	2,607,277
TIBCO Software, Inc.	*	32,901	739,615
Workday, Inc., Class A	*	8,700	723,492

			58,799,851

Specialty Retail—6.4%
Aaron’s, Inc.		25,425	747,495
Abercrombie & Fitch Co., Class A	†	21,900	720,729
Advance Auto Parts, Inc.		6,634	734,251
American Eagle Outfitters, Inc.		50,008	720,115
Ascena Retail Group, Inc.	*	35,231	745,488
AutoNation, Inc.	*	14,697	730,294
AutoZone, Inc.	*	1,570	750,366
Bed Bath & Beyond, Inc.	*	9,215	739,965
Best Buy Co., Inc.		18,600	741,768
Cabela’s, Inc.	*	10,900	726,594
CarMax, Inc.	*	15,374	722,886
Chico’s FAS, Inc.		39,047	735,646
Conn’s, Inc.	*	35,500	2,797,045
Dick’s Sporting Goods, Inc.		13,003	755,474
DSW, Inc., Class A		105,882	4,524,338
Finish Line, Inc. (The), Class A		92,400	2,602,908
Foot Locker, Inc.		138,500	5,739,440
Gap, Inc. (The)		18,950	740,566
GNC Holdings, Inc., Class A		201,901	11,801,113
L Brands, Inc.		11,527	712,945
Lithia Motors, Inc., Class A		43,100	2,992,002
Lumber Liquidators Holdings, Inc.	*	34,500	3,549,705
O’Reilly Automotive, Inc.	*	70,735	9,104,302
PetSmart, Inc.		10,050	731,138
Restoration Hardware Holdings, Inc.	*	50,176	3,376,845
Ross Stores, Inc.		69,125	5,179,536
Sally Beauty Holdings, Inc.	*	161,054	4,868,662
Signet Jewelers Ltd. (Bermuda)		9,700	763,390
Tiffany & Co.		44,094	4,091,041
Tractor Supply Co.		58,274	4,520,897
Ulta Salon Cosmetics & Fragrance, Inc.	*	7,806	753,435
Urban Outfitters, Inc.	*	19,023	705,753
Williams-Sonoma, Inc.		12,612	735,027

			79,861,159

Textiles, Apparel & Luxury Goods—2.5%
Carter’s, Inc.		10,275	737,642
Coach, Inc.		13,100	735,303
Deckers Outdoor Corp.	*	8,625	728,467
Fossil Group, Inc.	*	6,022	722,279
Hanesbrands, Inc.		79,516	5,587,589
Michael Kors Holdings Ltd. (Hong Kong)	*	9,023	732,577
Movado Group, Inc.		77,500	3,410,775
PVH Corp.		67,589	9,193,456
Ralph Lauren Corp.		4,240	748,657
Skechers U.S.A., Inc., Class A	*	80,787	2,676,473
Under Armour, Inc., Class A	*	59,652	5,207,620
V.F. Corp.		11,952	745,088

			31,225,926

		Shares	Value
Thrifts & Mortgage Finance—0.1%
Nationstar Mortgage Holdings, Inc.	*†	20,000	$739,200
Ocwen Financial Corp.	*	13,300	737,485

			1,476,685

Tobacco—0.1%
Lorillard, Inc.		14,555	737,647

Trading Companies & Distributors—1.2%
AerCap Holdings NV (Netherlands)	*	56,600	2,170,610
Fastenal Co.		15,813	751,276
HD Supply Holdings, Inc.	*	29,700	713,097
MRC Global, Inc.	*	23,177	747,690
MSC Industrial Direct Co., Inc., Class A		8,892	719,096
United Rentals, Inc.	*	74,468	5,804,781
W.W. Grainger, Inc.		2,882	736,120
WESCO International, Inc.	*	37,100	3,378,697

			15,021,367

Water Utilities—0.1%
Aqua America, Inc.		30,645	722,915

Wireless Telecommunication Services—1.6%
Crown Castle International Corp.	*	9,808	720,201
SBA Communications Corp., Class A	*	216,140	19,418,018

			20,138,219

TOTAL COMMON STOCKS
(Cost $874,793,651)			1,193,355,622

MONEY MARKET FUNDS—6.2%
Institutional Money Market Funds—6.2%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	4,000,000	4,000,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%		¥52,242,195	52,242,195
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%	††¥	4,403,679	4,403,679
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.04%	††¥	4,000,000	4,000,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	4,000,000	4,000,000

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Aggressive Opportunities Fund		Shares	Value
MONEY MARKET FUNDS—(Continued)
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.06%	††¥	4,000,000	$4,000,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.06%	††¥	4,000,000	4,000,000

TOTAL MONEY MARKET FUNDS
(Cost $76,645,874)			76,645,874

TOTAL INVESTMENTS—102.2%
(Cost $951,439,525)			1,270,001,496
Other assets less liabilities—(2.2%)			(27,285,895)

NET ASSETS—100.0%			$1,242,715,601

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Discovery Fund		Shares	Value

COMMON STOCKS—49.3%
Aerospace & Defense—1.2%
Astronics Corp.	*	20,100	$1,025,100
Astronics Corp., Class B	*	12,550	636,913
DigitalGlobe, Inc.	*	40,495	1,666,369

			3,328,382

Air Freight & Logistics—0.6%
Park-Ohio Holdings Corp.	*	32,500	1,703,000

Auto Components—0.6%
Standard Motor Products, Inc.		42,377	1,559,474

Biotechnology—2.9%
Agios Pharmaceuticals, Inc.	*†	81,300	1,947,135
Arena Pharmaceuticals, Inc.	*†	331,658	1,940,199
Exelixis, Inc.	*†	293,400	1,798,542
Foundation Medicine, Inc.	*†	47,000	1,119,540
Ironwood Pharmaceuticals, Inc.	*†	106,000	1,230,660

			8,036,076

Capital Markets—1.2%
Fifth Street Finance Corp.		166,200	1,537,350
Marcus & Millichap, Inc.	*	116,200	1,731,380

			3,268,730

Chemicals—1.3%
Advanced Emissions Solutions, Inc.	*	31,700	1,719,091
LSB Industries, Inc.	*	46,900	1,923,838

			3,642,929

Commercial Banks—1.2%
Bank of Marin Bancorp		38,800	1,683,532
Flushing Financial Corp.		79,217	1,639,792

			3,323,324

Commercial Services & Supplies—0.4%
Performant Financial Corp.	*	114,600	1,180,380

Communications Equipment—4.0%
ARRIS Group, Inc.	*	87,400	2,129,501
Emulex Corp.	*	163,900	1,173,524
Mitel Networks Corp. (Canada)	*†	174,270	1,758,384
NETGEAR, Inc.	*	51,500	1,696,410
Parkervision, Inc.	*†	618,477	2,814,071
Polycom, Inc.	*	138,100	1,550,863

			11,122,753

Construction & Engineering—0.6%
EMCOR Group, Inc.		39,100	1,659,404

Consumer Finance—0.7%
Regional Management Corp.	*	56,599	1,920,404

Containers & Packaging—0.6%
Myers Industries, Inc.		73,343	1,549,004

Diversified Consumer Services—0.1%
Steiner Leisure Ltd. (Bahamas)	*	6,600	324,654

Electric Utilities—0.8%
ALLETE, Inc.		26,400	1,316,832
Westar Energy, Inc.		32,000	1,029,440

			2,346,272

		Shares	Value

Electronic Equipment, Instruments & Components—0.7%
Speed Commerce, Inc.	*	407,800	$1,904,426

Energy Equipment & Services—0.6%
C&J Energy Services, Inc.	*^‡	74,600	1,723,260

Food Products—0.9%
Alliance Grain Traders, Inc. (Canada)		66,000	1,023,940
Darling International, Inc.	*	66,700	1,392,696

			2,416,636

Health Care Equipment & Supplies—2.6%
Globus Medical, Inc., Class A	*†	89,743	1,811,013
Greatbatch, Inc.	*	42,000	1,858,080
ICU Medical, Inc.	*	23,000	1,465,330
Natus Medical, Inc.	*	75,932	1,708,470
PhotoMedex, Inc.	*†	25,744	333,385

			7,176,278

Health Care Providers & Services—1.1%
Amsurg Corp.	*	28,600	1,313,312
Ensign Group, Inc. (The)		37,500	1,660,125

			2,973,437

Hotels, Restaurants & Leisure—1.2%
Del Frisco’s Restaurant Group, Inc.	*	91,500	2,156,655
Ignite Restaurant Group, Inc.	*†	96,300	1,203,750

			3,360,405

Household Durables—1.2%
LGI Homes, Inc.	*	94,500	1,681,155
M/I Homes, Inc.	*	68,700	1,748,415

			3,429,570

Independent Power Producers & Energy Traders—0.5%
Pattern Energy Group, Inc.		49,600	1,503,376

Industrial Conglomerates—0.5%
Carlisle Cos., Inc.		18,600	1,476,840

Internet Software & Services—1.1%
Constant Contact, Inc.	*	63,000	1,957,410
Digital River, Inc.	*	66,200	1,224,700

			3,182,110

IT Services—0.4%
ExlService Holdings, Inc.	*	37,000	1,021,940

Leisure Equipment & Products—0.1%
LeapFrog Enterprises, Inc.	*†	39,900	316,806

Life Sciences Tools & Services—0.6%
Albany Molecular Research, Inc.	*	165,500	1,668,240

Machinery—2.6%
Altra Industrial Motion Corp.		59,700	2,042,934
John Bean Technologies Corp.		53,700	1,575,021
Luxfer Holdings plc ADR (United Kingdom)		85,592	1,785,449
Titan International, Inc.		103,800	1,866,324

			7,269,728

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Discovery Fund		Shares	Value

COMMON STOCKS—(Continued)
Metals & Mining—0.5%
New Gold, Inc. (Canada)	*	210,400	$1,102,496
Romarco Minerals, Inc. (Canada)	*	796,150	281,060

			1,383,556

Oil, Gas & Consumable Fuels—3.1%
BPZ Resources, Inc.	*†	1,081,600	1,968,512
Diamondback Energy, Inc.	*	20,300	1,073,058
EPL Oil & Gas, Inc.	*	45,500	1,296,750
Jones Energy, Inc., Class A	*	113,100	1,637,688
Karoon Gas Australia Ltd. (Australia)	*	328,927	1,280,625
Synergy Resources Corp.	*	150,600	1,394,556

			8,651,189

Pharmaceuticals—0.9%
Medicines Co. (The)	*	41,700	1,610,454
XenoPort, Inc.	*	160,200	921,150

			2,531,604

Professional Services—0.8%
RPX Corp.	*	125,800	2,126,020

Real Estate Investment Trusts (REITs)—3.7%
Arbor Realty Trust, Inc. REIT		178,347	1,187,791
Armada Hoffler Properties, Inc. REIT		127,300	1,181,344
Capstead Mortgage Corp. REIT		96,600	1,166,928
Gladstone Commercial Corp. REIT		76,000	1,365,720
Medical Properties Trust, Inc. REIT		105,800	1,292,876
Pebblebrook Hotel Trust REIT		45,500	1,399,580
STAG Industrial, Inc. REIT		64,800	1,321,272
Summit Hotel Properties, Inc. REIT		153,100	1,377,900

			10,293,411

Road & Rail—0.6%
Celadon Group, Inc.		87,100	1,696,708

Semiconductors & Semiconductor Equipment—0.8%
Inphi Corp.	*	124,900	1,611,210
Integrated Silicon Solution, Inc.	*	47,712	576,838

			2,188,048

Software—2.1%
Actuate Corp.	*	218,400	1,683,864
ePlus, Inc.	*	34,700	1,972,348
Kofax Ltd.	*	134,800	1,002,912
SeaChange International, Inc.	*	107,093	1,302,251

			5,961,375

Specialty Retail—2.5%
Cato Corp. (The), Class A		56,900	1,809,420
Destination Maternity Corp.		53,125	1,587,375
Finish Line, Inc. (The), Class A		62,700	1,766,259
Shoe Carnival, Inc.		59,350	1,721,743

			6,884,797

			Shares	Value

Thrifts & Mortgage Finance—2.0%
EverBank Financial Corp.			105,500	$1,934,870
Home Loan Servicing Solutions Ltd. (Cayman Islands)			73,400	1,685,998
WSFS Financial Corp.			27,000	2,093,310

				5,714,178

Trading Companies & Distributors—2.0%
CAI International, Inc.		*	72,300	1,704,111
Cervus Equipment Corp. (Canada)			28,200	634,749
H&E Equipment Services, Inc.		*	56,645	1,678,391
Textainer Group Holdings Ltd. (Bermuda)		†	39,300	1,580,646

				5,597,897

TOTAL COMMON STOCKS
(Cost $105,503,143)				137,416,621

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—22.6%
Aerospace & Defense—0.2%
United Technologies Corp.
0.739%	06/01/2015	#	$545,000	548,610

Automobiles—0.1%
Jaguar Land Rover Automotive plc (United Kingdom)
4.125%	12/15/2018	^	300,000	303,375

Beverages—0.4%
PepsiCo, Inc.
0.700%	08/13/2015		1,000,000	1,001,459

Biotechnology—0.2%
Amgen, Inc.
1.875%	11/15/2014		330,000	333,749
Gilead Sciences, Inc.
2.400%	12/01/2014		140,000	142,339

				476,088

Building Products—0.1%
Masco Corp.
4.800%	06/15/2015		165,000	172,838

Capital Markets—1.7%
Bank of New York Mellon Corp. (The) MTN
2.500%	01/15/2016		525,000	541,892
1.200%	02/20/2015		100,000	100,794
E*TRADE Financial Corp.
6.000%	11/15/2017		190,000	202,825
Goldman Sachs Group, Inc. (The)
3.625%	02/07/2016		1,225,000	1,286,265
ING Bank NV (Netherlands)
3.750%	03/07/2017	^	500,000	527,005
Morgan Stanley
1.488%	02/25/2016	#	450,000	456,093
Morgan Stanley MTN
1.518%	04/25/2018	#	620,000	629,515
Nomura Holdings, Inc. MTN (Japan)
1.694%	09/13/2016	#	500,000	509,394

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Discovery Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
TD Ameritrade Holding Corp.
4.150%	12/01/2014		$410,000	$423,404

				4,677,187

Chemicals—0.2%
Ashland, Inc.
3.000%	03/15/2016		400,000	410,000
Ecolab, Inc.
2.375%	12/08/2014		110,000	111,748

				521,748

Commercial Banks—3.1%
ABN AMRO Bank NV (Netherlands)
1.036%	10/28/2016	#^	200,000	200,360
Australia & New Zealand Banking Group Ltd. (Australia)
0.801%	05/15/2018	#	580,000	580,140
Banco Nacional de Costa Rica (Costa Rica)
4.875%	11/01/2018	^	200,000	196,500
Banque Federative du Credit Mutuel SA (France)
1.089%	10/28/2016	#^	600,000	602,248
BB&T Corp. MTN
1.600%	08/15/2017		150,000	148,791
Capital One Financial Corp.
2.125%	07/15/2014		340,000	342,740
CIT Group, Inc.
4.750%	02/15/2015	^	270,000	280,462
Credit Agricole SA (France)
1.404%	04/15/2016	#^	440,000	445,722
Discover Bank
2.000%	02/21/2018		650,000	639,036
Fifth Third Bank/Ohio, Bank Note
1.150%	11/18/2016		400,000	400,005
HSBC Bank plc (United Kingdom)
0.881%	05/15/2018	#^	560,000	561,816
Huntington National Bank (The), Bank Note
1.300%	11/20/2016		260,000	260,223
KeyBank NA, Bank Note
4.950%	09/15/2015		200,000	212,829
KeyCorp MTN
3.750%	08/13/2015		230,000	240,615
Macquarie Bank Ltd. (Australia)
2.000%	08/15/2016	^	600,000	607,208
PNC Bank NA, Bank Note
1.150%	11/01/2016		250,000	250,475
Regions Financial Corp.
2.000%	05/15/2018		370,000	358,647
Royal Bank of Scotland Group plc (United Kingdom)
2.550%	09/18/2015		695,000	711,114
US Bancorp
4.200%	05/15/2014		500,000	507,090
US Bank NA, Bank Note
0.524%	10/14/2014	#	400,000	400,543
Wachovia Bank NA, Bank Note
4.800%	11/01/2014		545,000	565,354
Wells Fargo & Co.
0.869%	04/23/2018	#	170,000	171,119

				8,683,037

Coupon Rate	Maturity Date		Face	Value

Computers & Peripherals—0.6%
Apple, Inc.
1.000%	05/03/2018		$280,000	$271,030
0.492%	05/03/2018	#	575,000	574,642
0.450%	05/03/2016		250,000	248,329
Hewlett-Packard Co.
1.794%	09/19/2014	#	300,000	302,602
Seagate HDD Cayman (Cayman Islands)
3.750%	11/15/2018	^	350,000	354,812

				1,751,415

Consumer Finance—2.4%
Ally Financial, Inc.
3.500%	07/18/2016		610,000	630,950
American Express Co.
0.828%	05/22/2018	#	590,000	590,226
American Express Credit Corp.
0.747%	07/29/2016	#	550,000	553,024
American Express Credit Corp. MTN
5.125%	08/25/2014		300,000	309,184
1.750%	06/12/2015		100,000	101,650
Caterpillar Financial Services Corp.
0.700%	11/06/2015		150,000	150,250
Caterpillar Financial Services Corp. MTN
1.000%	11/25/2016		130,000	129,338
Ford Motor Credit Co. LLC
3.875%	01/15/2015		470,000	485,095
1.489%	05/09/2016	#	280,000	284,273
General Motors Financial Co., Inc.
4.750%	08/15/2017	^	350,000	373,187
2.750%	05/15/2016	^	200,000	203,000
Harley-Davidson Financial Services, Inc.
1.150%	09/15/2015	^	160,000	160,595
HSBC USA, Inc.
1.128%	09/24/2018	#	400,000	401,016
International Lease Finance Corp.
6.500%	09/01/2014	^	200,000	207,500
4.875%	04/01/2015		210,000	218,137
2.193%	06/15/2016	#	560,000	565,600
John Deere Capital Corp.
1.050%	10/11/2016		240,000	240,855
0.700%	09/04/2015		280,000	281,215
John Deere Capital Corp. MTN
1.600%	03/03/2014		270,000	270,592
PACCAR Financial Corp. MTN
1.550%	09/29/2014		210,000	211,801
1.050%	06/05/2015		90,000	90,766
0.842%	12/06/2018	#	130,000	130,344

				6,588,598

Diversified Financial Services—2.7%
Bank of America Corp.
3.700%	09/01/2015		425,000	444,437
Bank of America Corp. MTN
1.316%	03/22/2018	#	590,000	598,449
1.250%	01/11/2016		190,000	190,950
Bank of America Corp., Series 1
3.750%	07/12/2016		130,000	138,289
Citigroup, Inc.
4.450%	01/10/2017		225,000	244,028
2.250%	08/07/2015		500,000	510,590
1.037%	04/01/2016	#	540,000	543,826
ERAC USA Finance LLC
2.250%	01/10/2014	^	400,000	400,164

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Discovery Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
General Electric Capital Corp.
5.900%	05/13/2014		$260,000	$265,284
2.150%	01/09/2015		240,000	244,457
1.625%	07/02/2015		400,000	406,651
General Electric Capital Corp. MTN
0.894%	07/12/2016	#	670,000	675,121
0.873%	04/07/2014	#	300,000	300,499
General Electric Capital Corp., Series A
3.750%	11/14/2014		390,000	401,755
JPMorgan Chase & Co.
1.138%	01/25/2018	#	280,000	283,078
JPMorgan Chase & Co. MTN
1.875%	03/20/2015		105,000	106,451
1.100%	10/15/2015		250,000	251,064
NASDAQ OMX Group, Inc. (The)
4.000%	01/15/2015		460,000	472,148
National Rural Utilities Cooperative Finance Corp.
1.000%	02/02/2015		200,000	201,230
RCI Banque SA (France)
2.116%	04/11/2014	#^	800,000	802,496

				7,480,967

Diversified Telecommunication Services—0.8%
AT&T, Inc.
0.875%	02/13/2015		780,000	781,863
CC Holdings GS V LLC/Crown Castle GS III Corp.
2.381%	12/15/2017		130,000	128,883
Verizon Communications, Inc.
1.993%	09/14/2018	#	280,000	294,750
1.773%	09/15/2016	#	120,000	123,709
0.700%	11/02/2015		210,000	209,509
0.442%	03/06/2015	#^	300,000	299,579
Windstream Corp.
7.875%	11/01/2017		340,000	390,150

				2,228,443

Electric Utilities—0.4%
Georgia Power Co.
0.750%	08/10/2015		500,000	501,123
NextEra Energy Capital Holdings, Inc.
1.611%	06/01/2014		180,000	180,821
1.339%	09/01/2015		500,000	503,537
1.200%	06/01/2015		80,000	80,438

				1,265,919

Energy Equipment & Services—0.3%
Cameron International Corp.
1.150%	12/15/2016		300,000	299,224
Nabors Industries, Inc.
2.350%	09/15/2016	^	500,000	505,367

				804,591

Food & Staples Retailing—0.5%
CVS Caremark Corp.
1.200%	12/05/2016		130,000	130,225
Kroger Co. (The)
2.200%	01/15/2017		500,000	506,452
0.804%	10/17/2016	#	400,000	401,154
Walgreen Co.
1.000%	03/13/2015		210,000	210,926

Coupon Rate	Maturity Date		Face	Value

Wal-Mart Stores, Inc.
0.600%	04/11/2016		$120,000	$119,893

				1,368,650

Food Products—0.6%
BRF SA (Brazil)
7.750%	05/22/2018	^ BRL	1,200,000	423,694
ConAgra Foods, Inc.
1.350%	09/10/2015		70,000	70,515
1.300%	01/25/2016		110,000	110,247
General Mills, Inc.
0.875%	01/29/2016		90,000	89,789
Kellogg Co.
1.125%	05/15/2015		350,000	352,502
Kraft Foods Group, Inc.
1.625%	06/04/2015		150,000	151,958
Want Want China Finance Ltd. (Cayman Islands)
1.875%	05/14/2018	^	290,000	276,941
Wm. Wrigley Jr. Co.
2.000%	10/20/2017	^	100,000	99,813
1.400%	10/21/2016	^	100,000	100,220

				1,675,679

Health Care Equipment & Supplies—0.1%
Baxter International, Inc.
0.950%	06/01/2016		110,000	110,054
Stryker Corp.
3.000%	01/15/2015		300,000	308,007

				418,061

Health Care Providers & Services—0.6%
Express Scripts Holding Co.
2.750%	11/21/2014		500,000	509,754
Quest Diagnostics, Inc.
1.098%	03/24/2014	#	160,000	160,211
UnitedHealth Group, Inc.
1.400%	10/15/2017		100,000	98,828
Ventas Realty LP
1.550%	09/26/2016		211,000	212,639
WellPoint, Inc.
2.375%	02/15/2017		465,000	471,068
1.250%	09/10/2015		190,000	191,401

				1,643,901

Hotels, Restaurants & Leisure—0.2%
McDonald’s Corp. MTN
0.750%	05/29/2015		190,000	191,175
Starbucks Corp.
0.875%	12/05/2016		240,000	238,660

				429,835

Household Durables—0.1%
Toll Brothers Finance Corp.
4.000%	12/31/2018		200,000	204,000

Insurance—0.9%
Allstate Corp. (The)
6.200%	05/16/2014		300,000	306,357
American International Group, Inc.
2.375%	08/24/2015		150,000	153,278
Berkshire Hathaway Finance Corp.
0.950%	08/15/2016		130,000	130,674

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Discovery Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Metropolitan Life Global Funding I
0.994%	01/10/2014	#^	$700,000	$700,147
0.774%	07/15/2016	#^	320,000	321,975
New York Life Global Funding
0.504%	04/04/2014	#^	500,000	500,424
Principal Life Global Funding II
1.000%	12/11/2015	^	230,000	230,579
Prudential Financial, Inc.
1.021%	08/15/2018	#	300,000	301,291

				2,644,725

Internet & Catalog Retail—0.1%
Amazon.com, Inc.
0.650%	11/27/2015		400,000	400,008

Internet Software & Services—0.2%
Baidu, Inc. (Cayman Islands)
2.250%	11/28/2017		200,000	199,120
eBay, Inc.
0.700%	07/15/2015		220,000	220,675
IAC/InterActiveCorp
4.875%	11/30/2018	^	150,000	154,125

				573,920

IT Services—0.5%
Computer Sciences Corp.
2.500%	09/15/2015		100,000	102,114
Fidelity National Information Services, Inc.
2.000%	04/15/2018		150,000	146,008
International Business Machines Corp.
0.550%	02/06/2015		610,000	611,070
Total System Services, Inc.
2.375%	06/01/2018		530,000	516,164

				1,375,356

Life Sciences Tools & Services—0.1%
Thermo Fisher Scientific, Inc.
1.300%	02/01/2017		180,000	179,353

Marine—0.1%
Far East Capital Ltd. SA (Luxembourg)
8.000%	05/02/2018	^	250,000	224,375

Media—0.2%
DISH DBS Corp.
4.625%	07/15/2017		245,000	257,250
NBCUniversal Enterprise, Inc.
0.929%	04/15/2018	#^	240,000	241,131
Viacom, Inc.
4.375%	09/15/2014		200,000	205,252

				703,633

Metals & Mining—0.8%
ArcelorMittal (Luxembourg)
4.250%	08/05/2015		350,000	363,563
FMG Resources August 2006 Pty Ltd. (Australia)
6.000%	04/01/2017	^†	280,000	298,900
Freeport-McMoRan Copper & Gold, Inc.
1.400%	02/13/2015		100,000	100,586
Glencore Funding LLC
1.604%	01/15/2019	#^	600,000	589,249
Xstrata Finance Canada Ltd. (Canada)
2.700%	10/25/2017	^	800,000	809,810

				2,162,108

Coupon Rate	Maturity Date		Face	Value

Oil, Gas & Consumable Fuels—1.3%
Boardwalk Pipelines LP
5.875%	11/15/2016		$575,000	$636,769
ConocoPhillips
4.750%	02/01/2014		53,000	53,190
CONSOL Energy, Inc.
8.000%	04/01/2017		100,000	105,750
Devon Energy Corp.
1.200%	12/15/2016		300,000	300,091
Enterprise Products Operating LLC
1.250%	08/13/2015		100,000	100,704
Marathon Oil Corp.
0.900%	11/01/2015		220,000	220,283
Murphy Oil Corp.
2.500%	12/01/2017		250,000	251,753
Phillips 66
1.950%	03/05/2015		230,000	233,272
Plains Exploration & Production Co.
6.500%	11/15/2020		260,000	287,266
Rockies Express Pipeline LLC
3.900%	04/15/2015	^	290,000	290,725
Sabine Pass LNG LP
7.500%	11/30/2016		370,000	419,950
Tesoro Corp.
4.250%	10/01/2017		260,000	272,350
WPX Energy, Inc.
5.250%	01/15/2017		355,000	380,737

				3,552,840

Pharmaceuticals—0.8%
AbbVie, Inc.
1.750%	11/06/2017		520,000	519,590
1.200%	11/06/2015		520,000	525,524
Merck & Co., Inc.
0.598%	05/18/2018	#	470,000	471,741
Mylan, Inc.
1.800%	06/24/2016	^	80,000	81,606
1.350%	11/29/2016		150,000	149,831
Perrigo Co. plc (Ireland)
1.300%	11/08/2016	^	300,000	299,169
Valeant Pharmaceuticals International
6.500%	07/15/2016	^	203,000	209,598

				2,257,059

Professional Services—0.0%
Equifax, Inc.
4.450%	12/01/2014		80,000	82,525

Real Estate Investment Trusts (REITs)—0.8%
Digital Realty Trust LP
4.500%	07/15/2015	†	550,000	572,272
HCP, Inc.
2.700%	02/01/2014		570,000	570,943
Health Care REIT, Inc.
3.625%	03/15/2016		375,000	393,096
Simon Property Group LP
4.200%	02/01/2015		90,000	92,665
Vornado Realty LP
4.250%	04/01/2015		470,000	484,798

				2,113,774

Road & Rail—0.4%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
4.875%	11/15/2017	†	270,000	284,850

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Discovery Fund

Coupon Rate	Maturity Date		Face	Value

CORPORATE OBLIGATIONS—(Continued)
Kansas City Southern de Mexico SA de CV (Mexico)
2.350%	05/15/2020		$230,000	$214,586
Penske Truck Leasing Co. Lp/PTL Finance Corp.
3.125%	05/11/2015	^	300,000	308,647
2.500%	03/15/2016	^	230,000	235,765

				1,043,848

Semiconductors & Semiconductor Equipment—0.2%
Texas Instruments, Inc.
0.450%	08/03/2015		420,000	419,876
TSMC Global Ltd. (Virgin Islands, British)
1.625%	04/03/2018	^	200,000	192,027

				611,903

Software—0.4%
Autodesk, Inc.
1.950%	12/15/2017		150,000	148,525
Microsoft Corp.
2.950%	06/01/2014		500,000	505,296
Oracle Corp.
3.750%	07/08/2014		480,000	488,350

				1,142,171

Thrifts & Mortgage Finance—0.2%
Astoria Financial Corp.
5.000%	06/19/2017		240,000	257,634
BPCE SA MTN (France)
1.488%	04/25/2016	#	350,000	354,756

				612,390

Tobacco—0.0%
Reynolds American, Inc.
1.050%	10/30/2015		100,000	100,363

Trading Companies & Distributors—0.2%
Aircastle Ltd. (Bermuda)
9.750%	08/01/2018		390,000	427,050
Aviation Capital Group Corp.
4.625%	01/31/2018	^	160,000	165,789

				592,839

Wireless Telecommunication Services—0.1%
SBA Communications Corp.
5.625%	10/01/2019		150,000	155,250
SoftBank Corp. (Japan)
4.500%	04/15/2020	^	200,000	196,000

				351,250

TOTAL CORPORATE OBLIGATIONS
(Cost $62,476,554)				62,968,841

MORTGAGE-BACKED SECURITIES—2.7%
Commercial Mortgage-Backed Securities— 0.3%
Hilton USA Trust, Series 2013-HLF, Class AFL
1.169%	11/05/2030	#^	610,000	610,671
National Credit Union Administration Guaranteed Notes, Series 2010-C1, Class A1
1.600%	10/29/2020		284,505	286,865

				897,536

Coupon Rate	Maturity Date		Face	Value

Non-Agency Mortgage-Backed Securities— 2.0%
Credit Suisse Mortgage Capital Certificates, Series 2013-IVR2, Class AD
1.550%	04/25/2043	#^	$568,253	$548,660
Credit Suisse Mortgage Capital Certificates, Series 2013-IVR3, Class A3
1.550%	05/25/2043	#^	283,600	262,432
GSAMP Trust, Series 2004-SEA2, Class M1
0.815%	03/25/2034	#	600,000	598,051
HarborView Mortgage Loan Trust, Series 2005-14, Class 3A1A
2.718%	12/19/2035	#	584,461	516,255
Sequoia Mortgage Trust, Series 2012-2, Class A2
3.500%	04/25/2042	#	395,140	397,958
Sequoia Mortgage Trust, Series 2013-1, Class 1A1
1.450%	02/25/2043	#	363,299	358,194
Sequoia Mortgage Trust, Series 2013-4, Class A3
1.550%	04/25/2043	#	420,038	406,054
Springleaf Mortgage Loan Trust, Series 2012-3A, Class A
1.570%	12/25/2059	#^	287,172	286,759
Springleaf Mortgage Loan Trust, Series 2013-1A, Class A
1.270%	06/25/2058	#^	545,904	545,898
Springleaf Mortgage Loan Trust, Series 2013-2A, Class A
1.780%	12/25/2065	#^	272,305	272,221
Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M1
1.618%	11/25/2023	#	487,277	486,441
Thornburg Mortgage Securities Trust, Series 2004-1, Class II2A
1.765%	03/25/2044	#	805,543	781,884
WaMu Mortgage Pass Through Certificates, Series 2006-AR12, Class 1A1
2.420%	10/25/2036	#	84,208	72,445

				5,533,252

U.S. Government Agency Mortgage-Backed Securities—0.4%
National Credit Union Administration Guaranteed Notes, Series 2010-R1, Class 1A
0.619%	10/07/2020	#	480,825	483,412
National Credit Union Administration Guaranteed Notes, Series 2011-R6, Class 1A
0.549%	05/07/2020	#	484,489	484,962

				968,374

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $7,508,242)				7,399,162

U.S. TREASURY OBLIGATIONS—18.3%
U.S. Treasury Notes—18.3%
U.S. Treasury Note
0.625%	07/15/2016		6,730,000	6,738,675
0.500%	06/15/2016		3,825,000	3,821,263
0.375%	11/15/2014	‡‡	6,590,000	6,603,002
0.375%	06/30/2015- 03/15/2016		19,375,000	19,368,927
0.250%	03/31/2015	‡‡	2,000,000	2,001,250
0.250%	07/31/2015- 05/15/2016		12,590,000	12,569,469

				51,102,586

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $51,074,786)				51,102,586

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Discovery Fund

Coupon Rate	Maturity Date		Face	Value
GOVERNMENT RELATED OBLIGATIONS—1.2%
U.S. Government Agencies—0.5%
Federal National Mortgage Association
0.500%	03/30/2016		$1,140,000	$1,139,410
National Credit Union Administration Guaranteed Notes, Series A2
1.400%	06/12/2015		180,000	182,777

				1,322,187

Non-U.S. Government Agencies—0.3%
IPIC Ltd. MTN (Cayman Islands)
3.125%	11/15/2015	^†	250,000	259,688
Petrobras International Finance Co. (Cayman Islands)
2.875%	02/06/2015		160,000	162,800
Petroleos Mexicanos (Mexico)
2.266%	07/18/2018	#	410,000	423,325

				845,813

Sovereign Debt—0.0%
Panama Government International Bond (Panama)
7.250%	03/15/2015		23,000	24,782

U.S. Municipal Bonds—0.4%
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds (Florida)
1.298%	07/01/2016		330,000	331,188
Missouri Higher Education Loan Authority, Series 2012-1, Class A1 (Missouri)
0.995%	01/26/2026	#	562,999	563,017
South Carolina State Public Service Authority, Series D (South Carolina)
1.044%	06/01/2015	#	260,000	260,811

				1,155,016

TOTAL GOVERNMENT RELATED OBLIGATIONS
(Cost $3,314,149)				3,347,798

ASSET-BACKED SECURITIES—2.5%
Automobiles—1.2%
Ally Master Owner Trust Series 2013-2, Class A
0.617%	04/15/2018	#	600,000	599,106
Ally Master Owner Trust Series 2013-1, Class A1
0.617%	02/15/2018	#	500,000	499,734
Capital Auto Receivables Asset Trust Series 2013-1, Class C
1.740%	10/22/2018		120,000	118,591
Capital Auto Receivables Asset Trust Series 2013-1, Class B
1.290%	04/20/2018		120,000	118,838
Enterprise Fleet Financing LLC Series 2012-1, Class A2
1.140%	11/20/2017	^	570,451	571,709
Nissan Master Owner Trust Receivables Series 2013-A, Class A
0.467%	02/15/2018	#	1,250,000	1,250,334
World Omni Master Owner Trust Series 2013-1, Class A
0.517%	02/15/2018	#^	325,000	325,297

				3,483,609

Coupon Rate	Maturity Date		Face	Value

Credit Card—0.5%
Discover Card Execution Note Trust Series 2012-A1, Class A1
0.810%	08/15/2017		$600,000	$602,226
GE Capital Credit Card Master Note Trust Series 2012-1, Class A
1.030%	01/15/2018		750,000	752,287

				1,354,513

Other—0.5%
CenterPoint Energy Transition Bond Co. IV LLC Series 2012-1, Class A1
0.901%	04/15/2018		668,189	668,569
GreatAmerica Leasing Receivables Funding LLC Series 2013-1, Class C
1.830%	06/17/2019	^	100,000	99,159
Invitation Homes Trust Series 2013-SFR1, Class A
1.314%	12/17/2030	#^	400,000	400,930
MMAF Equipment Finance LLC Series 2011-AA, Class A3
1.270%	09/15/2015	^	278,715	279,055

				1,447,713

Student Loan—0.3%
National Credit Union Administration Guaranteed Notes Series 2010-A1, Class A
0.517%	12/07/2020	#	751,290	752,086

TOTAL ASSET-BACKED SECURITIES
(Cost $7,033,340)				7,037,921

			Shares	Value
WARRANTS—0.0%
Food Products—0.0%
Kulim Malaysia Berhad (Malaysia), Expires 02/27/2016, Strike MYR 3.85		*
(Cost $—)			60,350	12,713

MONEY MARKET FUNDS—10.4%
Institutional Money Market Funds—10.4%
Dreyfus Institutional Cash Advantage Fund, 0.06%		††¥	2,900,000	2,900,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%			¥10,474,352	10,474,352
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%		††¥	4,078,865	4,078,865
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.04%		††¥	2,900,000	2,900,000

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Discovery Fund		Shares	Value

MONEY MARKET FUNDS—(Continued)
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	$2,900,000	$2,900,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.06%	††¥	2,900,000	2,900,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.06%	††¥	2,900,000	2,900,000

TOTAL MONEY MARKET FUNDS
(Cost $29,053,217)			29,053,217

TOTAL INVESTMENTS—107.0%
(Cost $265,963,431)			298,338,859
Other assets less liabilities—(7.0%)			(19,488,882)

NET ASSETS—100.0%			$278,849,977

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
BRL	Brazilian Real
MTN	Medium Term Note
MYR	Malaysian Ringgit
REIT	Real Estate Investment Trust
#	Rate is subject to change. Rate shown reflects current rate.
*	Non-income producing.
^	Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. Such securities are considered illiquid unless deemed liquid by a subadviser under the liquidity procedures adopted by the Board of Directors. The total market value of 144A securities was $20,167,844, which represents 7.2% of Net Assets. The illiquid 144A securities represented 0.6% of Net Assets, and 8.5% of total 144A securities held.
†	Denotes all or a portion of the security on loan.
††	Represents reinvestment of collateral received in conjunction with securities lending.
‡	Security valued at fair value as determined by policies approved by the Board of Directors. (Total Market Value $1,723,260)
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint International Fund		Shares	Value
COMMON STOCKS—97.3%
Australia—3.9%
AMP Ltd.		824,771	$3,241,704
Beach Energy Ltd.	†	1,298,300	1,662,314
BHP Billiton Ltd.		80,000	2,727,436
Brambles Ltd.		218,200	1,787,701
Coca-Cola Amatil Ltd.		345,000	3,711,368
Cochlear Ltd.		29,000	1,527,931
CSL Ltd.		127,700	7,872,305
Fortescue Metals Group Ltd.		465,900	2,433,781
Insurance Australia Group Ltd.		531,700	2,768,370
Oil Search Ltd.		122,107	887,092
QBE Insurance Group Ltd.		600,887	6,198,574
REA Group Ltd.		85,300	2,881,232
Recall Holdings Ltd.	*	43,640	158,203
Suncorp Group Ltd.		198,100	2,325,270
Telstra Corp. Ltd.		514,700	2,415,799
Westpac Banking Corp.		85,100	2,466,937
Woodside Petroleum Ltd.		122,000	4,249,079
Woolworths Ltd.		226,900	6,870,841

			56,185,937

Austria—0.3%
OMV AG		42,800	2,049,323
Zumtobel AG		148,900	2,325,372

			4,374,695

Belgium—1.3%
Ageas		78,100	3,330,462
Anheuser-Busch InBev NV		59,516	6,328,709
Colruyt SA		87,200	4,872,158
Telenet Group Holding NV		36,071	2,153,632
UCB SA		31,851	2,372,955

			19,057,916

Brazil—1.6%
AMBEV SA ADR		23,500	172,725
AMBEV SA ADR		187,500	1,378,125
Banco do Brasil SA		76,700	793,252
CCR SA		251,000	1,890,546
Cia Brasileira de Distribuicao Grupo Pao de Acucar (Preference) ADR		19,400	866,598
Cia Hering		62,900	797,164
Cielo SA		83,340	2,319,072
CPFL Energia SA ADR		105,800	1,693,858
EcoRodovias Infraestrutura e Logistica SA		241,200	1,513,091
Natura Cosmeticos SA		50,500	885,529
Petroleo Brasileiro SA		173,700	1,257,517
Petroleo Brasileiro SA ADR		65,800	966,602
Petroleo Brasileiro SA ADR		186,400	2,738,216
Souza Cruz SA		69,600	711,267
Vale SA ADR		18,700	285,175
Vale SA ADR		23,100	352,275
Vale SA (Preference) ADR		261,700	3,666,417

			22,287,429

Canada—2.4%
BCE, Inc.		135,400	5,863,403
Canadian Natural Resources Ltd.		62,300	2,107,848
Canadian Pacific Railway Ltd.		12,636	1,912,080

		Shares	Value
Canfor Corp.	*	110,700	$2,778,312
CGI Group, Inc., Class A	*	79,400	2,656,508
Genworth MI Canada, Inc.		75,400	2,600,049
Husky Energy, Inc.		70,200	2,227,103
Norbord, Inc.		63,400	2,020,922
Stantec, Inc.		42,100	2,610,220
Suncor Energy, Inc.		203,900	7,148,257
Westjet Airlines Ltd.		97,700	2,561,492

			34,486,194

Chile—0.2%
Enersis SA ADR		156,400	2,344,436

China—2.5%
AAC Technologies Holdings, Inc.		222,000	1,080,205
Baidu, Inc. ADR	*	72,624	12,918,357
China Shenhua Energy Co. Ltd., H Shares		1,565,866	4,955,595
CNOOC Ltd.		3,027,000	5,629,548
ENN Energy Holdings Ltd.		166,000	1,230,289
Hengan International Group Co. Ltd.		214,500	2,537,815
Mindray Medical International Ltd. ADR		76,800	2,792,448
Tencent Holdings Ltd.		77,200	4,942,921

			36,087,178

Denmark—1.2%
Chr Hansen Holding A/S		61,081	2,421,282
Coloplast A/S, Class B		57,176	3,790,517
Novo Nordisk A/S, Class B		40,831	7,486,574
Rockwool International A/S, Class B		5,950	1,053,665
Topdanmark A/S	*	116,676	3,074,790

			17,826,828

Finland—0.7%
Huhtamaki Oyj		113,800	2,927,193
Kone Oyj, Class B		82,000	3,698,086
Pohjola Bank plc, Class A		141,500	2,837,174

			9,462,453

France—8.3%
Air Liquide SA		34,100	4,826,303
AXA SA		171,700	4,781,438
Carrefour SA		145,227	5,764,544
Casino Guichard Perrachon SA		23,200	2,676,956
Cie de Saint-Gobain		193,559	10,662,603
Danone SA		69,500	5,013,864
Essilor International SA		46,600	4,958,586
Etablissements Maurel et Prom		147,800	2,472,315
L’Oreal SA		28,800	5,057,654
LVMH Moet Hennessy Louis Vuitton SA		6,234	1,138,915
Mercialys SA REIT		248,600	5,217,846
Orange SA		816,711	10,139,575
Pernod Ricard SA		19,591	2,232,027
Plastic Omnium SA		95,600	2,674,454
Rallye SA		58,400	2,450,318
Safran SA		54,200	3,768,444
Sanofi		117,038	12,499,066
Schneider Electric SA		61,116	5,331,855
Technip SA		15,300	1,472,789
Total SA		243,830	14,966,156

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint International Fund		Shares	Value
COMMON STOCKS—(Continued)
Unibail-Rodamco SE (Paris Exchange) REIT		12,173	$3,119,446
Valeo SA		28,100	3,114,081
Zodiac Aerospace	†	27,917	4,947,176

			119,286,411

Germany—7.2%
Adidas AG		41,900	5,343,001
Axel Springer SE		4,121	265,313
BASF SE		27,107	2,893,237
Bayer AG (Registered)		96,969	13,615,482
Beiersdorf AG		38,843	3,938,084
Continental AG		17,535	3,852,255
Daimler AG (Registered)		89,168	7,738,401
Deutsche Post AG (Registered)		196,441	7,175,009
Deutsche Telekom AG (Registered)		817,719	14,089,459
Duerr AG		38,500	3,440,357
Hannover Rueck SE		24,410	2,098,548
HeidelbergCement AG		32,869	2,495,916
Linde AG		47,303	9,904,591
Merck KGaA		15,500	2,781,134
MTU Aero Engines AG		34,156	3,356,545
Muenchener Rueckversicherungs AG (Registered)		19,580	4,318,761
RWE AG		167,112	6,122,822
SAP AG		58,900	5,107,906
Volkswagen AG		15,563	4,225,634

			102,762,455

Hong Kong—4.2%
AIA Group Ltd.		2,721,000	13,696,120
ASM Pacific Technology Ltd.		119,800	1,003,420
Beijing Enterprises Holdings Ltd.		709,000	7,042,695
Belle International Holdings Ltd.	†	1,604,837	1,864,439
China Mobile Ltd.		960,734	10,007,319
China Resources Land Ltd.	†	822,000	2,045,098
China Resources Power Holdings Co. Ltd.		1,004,000	2,382,950
CLP Holdings Ltd.		372,500	2,946,235
Galaxy Entertainment Group Ltd.	*	665,000	5,987,169
Hang Lung Properties Ltd.		743,000	2,355,227
Hong Kong & China Gas Co. Ltd.		2,452,893	5,631,809
Hongkong Land Holdings Ltd.		188,970	1,116,548
Hopewell Holdings Ltd.		269,000	912,127
SJM Holdings Ltd.		953,000	3,203,479

			60,194,635

India—0.6%
Axis Bank Ltd. GDR		77,553	1,626,736
ICICI Bank Ltd. ADR		28,800	1,070,496
Infosys Ltd. ADR		38,500	2,179,100
Larsen & Toubro Ltd. GDR	†	127,968	2,307,494
Tata Motors Ltd. ADR		51,300	1,580,040

			8,763,866

		Shares	Value
Indonesia—0.8%
Astra International Tbk PT		2,848,500	$1,595,313
Bank Mandiri Persero Tbk PT		2,805,500	1,815,751
Bank Rakyat Indonesia Persero Tbk PT		5,022,500	3,002,052
Bumitama Agri Ltd.		472,000	352,139
Global Mediacom Tbk PT		4,581,500	716,020
Perusahaan Gas Negara Persero Tbk PT		5,396,000	1,989,035
Semen Indonesia Persero Tbk PT		839,000	978,362
Telekomunikasi Indonesia Persero Tbk PT ADR		23,000	824,550

			11,273,222

Ireland—1.0%
Beazley plc		620,100	2,799,322
Covidien plc		73,338	4,994,318
Shire plc		74,159	3,494,906
Smurfit Kappa Group plc		123,900	3,048,406

			14,336,952

Israel—1.4%
Bank Hapoalim BM		512,393	2,870,987
Delek Group Ltd.		10,669	4,075,406
Teva Pharmaceutical Industries Ltd. ADR		319,100	12,789,528
Teva Pharmaceutical Industries Ltd. ADR		6,000	240,480

			19,976,401

Italy—1.8%
ACEA SpA		190,239	2,159,092
Eni SpA		436,717	10,552,683
Exor SpA		86,200	3,426,103
Industria Macchine Automatiche SpA		90,400	3,490,633
Mediolanum SpA		441,400	3,824,942
Recordati SpA		194,600	2,801,997

			26,255,450

Japan—16.3%
Aeon Mall Co. Ltd.		125,510	3,515,956
Aiful Corp.	*	859,200	3,599,273
Aisin Seiki Co. Ltd.		59,900	2,435,299
Aoyama Trading Co. Ltd.		84,500	2,285,242
Autobacs Seven Co. Ltd.	†	135,800	2,115,255
Canon, Inc.	†	364,300	11,624,228
Chugai Pharmaceutical Co. Ltd.		167,200	3,700,983
Dai Nippon Printing Co. Ltd.		254,200	2,700,154
Daihatsu Motor Co. Ltd.		122,900	2,084,723
Daikin Industries Ltd.		85,100	5,310,473
Daito Trust Construction Co. Ltd.		78,400	7,329,457
Denso Corp.		137,200	7,248,097
FANUC Corp.		29,700	5,442,248
FUJIFILM Holdings Corp.		105,400	2,991,783
Honda Motor Co. Ltd.		282,300	11,652,533
IHI Corp.		888,000	3,840,281
INPEX Corp.		392,000	5,027,859
Japan Exchange Group, Inc.		112,400	3,194,845
Japan Tobacco, Inc.		59,400	1,932,802
JX Holdings, Inc.		203,700	1,048,943

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint International Fund		Shares	Value
COMMON STOCKS—(Continued)
Kao Corp.		318,700	$10,033,260
KDDI Corp.		54,700	3,370,355
Keyence Corp.		13,892	5,948,351
Komatsu Ltd.		243,700	5,003,475
Komori Corp.		235,700	4,019,031
Kuroda Electric Co. Ltd.	†	179,800	2,698,128
Kyowa Exeo Corp.		189,200	2,502,033
Lintec Corp.		106,200	1,968,926
Matsumotokiyoshi Holdings Co. Ltd.		83,900	2,925,346
Medipal Holdings Corp.		204,900	2,704,980
Mitsubishi Estate Co. Ltd.		74,000	2,214,527
MS&AD Insurance Group Holdings		103,200	2,773,910
NGK Insulators Ltd.		282,000	5,366,709
Nippon Telegraph & Telephone Corp.		65,727	3,540,083
NKSJ Holdings, Inc.		98,600	2,744,395
NTT DOCOMO, Inc.		93,000	1,531,365
Olympus Corp.	*	23,500	745,343
Ono Pharmaceutical Co. Ltd.		28,400	2,489,416
ORIX Corp.		85,500	1,502,395
Paltac Corp.		178,300	2,310,470
Seiko Epson Corp.		135,600	3,650,966
Seven & I Holdings Co. Ltd.		285,500	11,367,590
Shimamura Co. Ltd.		27,000	2,530,888
Shin-Etsu Chemical Co. Ltd.		79,400	4,644,049
Showa Corp.		191,400	3,087,713
Suzuken Co. Ltd.		80,400	2,604,395
T&D Holdings, Inc.		221,500	3,100,245
Takeda Pharmaceutical Co. Ltd.		206,600	9,475,719
Tokai Rika Co. Ltd.		119,200	2,373,363
Tokio Marine Holdings, Inc.		477,800	15,991,816
Tokyo Electron Ltd.		102,300	5,637,008
Tokyo Gas Co. Ltd.		415,000	2,045,413
Toyoda Gosei Co. Ltd.		124,200	2,893,314
Toyota Motor Corp.		97,500	5,945,071
Warabeya Nichiyo Co. Ltd.		135,500	2,453,599

			233,274,081

Jersey, Channel Islands—0.1%
Phoenix Group Holdings		149,600	1,807,015

Kazakhstan—0.1%
KazMunaiGas Exploration Production JSC GDR		79,138	1,242,114

Korea, Republic of—2.2%
Dongbu Insurance Co. Ltd.		43,610	2,323,589
Hanwha Corp.	*	152,100	5,659,213
Hyundai Marine & Fire Insurance Co. Ltd.		71,640	2,207,164
Hyundai Mobis	*	15,215	4,235,916
Hyundai Motor Co.		7,980	1,791,244
Korea Gas Corp.	*	28,190	1,781,881
LG Display Co. Ltd.	*	104,350	2,519,879
Samsung Electronics Co. Ltd.		5,786	7,539,432
Samsung Electronics Co. Ltd. GDR		1,400	916,078
SK Holdings Co. Ltd.		12,150	2,202,847

			31,177,243

		Shares	Value
Luxembourg—0.1%
Millicom International Cellular SA SDR		10,000	$996,458
Tenaris SA ADR		18,300	799,527

			1,795,985

Macau—0.5%
MGM China Holdings Ltd.		859,000	3,676,408
Sands China Ltd.		476,400	3,904,258

			7,580,666

Malaysia—0.4%
AMMB Holdings Bhd		1,112,500	2,461,893
Genting Malaysia Bhd		985,800	1,319,756
Guinness Anchor Bhd		164,700	805,107
Top Glove Corp. Bhd		472,700	813,059

			5,399,815

Mexico—1.0%
America Movil SAB de CV, Series L ADR		86,600	2,023,842
Coca-Cola Femsa SAB de CV ADR		8,700	1,059,399
Fibra Uno Administracion SA de CV REIT		1,060,700	3,397,425
Grupo Financiero Santander Mexico SAB de CV, Class B ADR		140,400	1,915,056
Grupo Financiero Santander Mexico SAB de CV, Class B ADR		18,100	246,884
Grupo Televisa SAB ADR		123,471	3,736,232
Kimberly-Clark de Mexico SAB de CV, Class A		234,600	666,256
Wal-Mart de Mexico SAB de CV, Series V		383,600	1,006,559

			14,051,653

Netherlands—4.0%
ASML Holding NV		32,485	3,042,601
Koninklijke Ahold NV		735,792	13,223,023
Randstad Holding NV		43,800	2,842,320
Reed Elsevier NV		505,983	10,754,047
Royal Dutch Shell plc, Class A	†	367,606	13,124,556
Royal Dutch Shell plc, Class A		76,200	2,730,877
Royal Dutch Shell plc, Class B		69,000	2,602,693
Unilever NV CVA		174,131	7,000,990
Ziggo NV		58,566	2,678,110

			57,999,217

Norway—0.3%
Statoil ASA		98,400	2,392,745
TGS Nopec Geophysical Co. ASA		67,700	1,798,903

			4,191,648

Peru—0.2%
Credicorp Ltd.		17,056	2,263,843

Philippines—0.2%
Jollibee Foods Corp.		103,490	404,448
Philippine Long Distance Telephone Co. ADR		44,300	2,661,544

			3,065,992

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint International Fund		Shares	Value
COMMON STOCKS—(Continued)
Russia—0.3%
Gazprom OAO ADR		280,921	$2,409,559
Sberbank of Russia ADR		168,721	2,120,823

			4,530,382

Singapore—1.6%
DBS Group Holdings Ltd.		360,605	4,900,538
Flextronics International Ltd.	*	210,700	1,637,139
Global Logistic Properties Ltd.		341,000	782,233
Singapore Telecommunications Ltd.		1,668,000	4,850,737
SunVic Chemical Holdings Ltd.	*	5,957,900	2,011,121
United Overseas Bank Ltd.		471,236	7,957,787
Wing Tai Holdings Ltd.		829,600	1,295,889

			23,435,444

South Africa—0.2%
Bidvest Group Ltd.		63,496	1,626,662
Shoprite Holdings Ltd.		39,900	624,809

			2,251,471

Spain—2.6%
Grifols SA		32,149	1,538,439
Grifols SA ADR	†	6,206	224,161
Grifols SA, Class B		2,427	86,822
Grupo Catalana Occidente SA		94,300	3,380,476
Iberdrola SA		2,195,297	14,009,867
Inditex SA		32,600	5,382,625
Telefonica SA		808,945	13,226,872

			37,849,262

Sweden—1.1%
Hennes & Mauritz AB, Class B		130,300	6,001,159
Hexpol AB		38,900	2,916,417
ICA Gruppen AB	*	64,100	2,004,921
Investor AB, Class A		82,500	2,764,589
Svenska Cellulosa AB SCA, Class B		91,900	2,831,243

			16,518,329

Switzerland—7.7%
ABB Ltd. (Registered)	*	502,360	13,282,406
Actelion Ltd. (Registered)	*	12,868	1,091,474
Nestle SA (Registered)		277,748	20,356,168
Novartis AG (Registered)		258,148	20,690,402
Roche Holding AG (Genusschein)		52,995	14,845,292
SGS SA (Registered)		2,150	4,949,843
Swatch Group AG (The) (Bearer)		8,692	5,761,091
Swiss Life Holding AG (Registered)	*	17,196	3,575,045
Swiss Re AG	*	64,271	5,925,044
Syngenta AG (Registered)		12,500	4,983,714
UBS AG (Registered)	*	150,276	2,877,388
Zurich Insurance Group AG	*	41,832	12,133,962

			110,471,829

		Shares	Value
Taiwan—0.8%
Taiwan Mobile Co. Ltd.		720,000	$2,327,193
Taiwan Semiconductor Manufacturing Co. Ltd.		1,029,000	3,633,358
Taiwan Semiconductor Manufacturing Co. Ltd. ADR		330,100	5,756,944

			11,717,495

Thailand—0.3%
BEC World PCL	‡	475,600	733,163
PTT Exploration & Production PCL	‡	183,200	930,546
PTT PCL	‡	309,900	2,702,972

			4,366,681

Turkey—0.3%
Tupras Turkiye Petrol Rafinerileri AS		117,936	2,354,977
Turk Telekomunikasyon AS		788,423	2,186,862

			4,541,839

United Arab Emirates—0.2%
Dragon Oil plc		235,400	2,214,030

United Kingdom—16.6%
3i Group plc		395,600	2,527,860
AstraZeneca plc (London Exchange)		72,299	4,289,280
Babcock International Group plc		107,300	2,411,035
BAE Systems plc		376,900	2,719,256
BG Group plc		240,600	5,177,318
BP plc		1,949,971	15,802,789
British American Tobacco plc		16,900	907,093
British Sky Broadcasting Group plc		205,500	2,874,771
BT Group plc		456,280	2,877,275
Centrica plc		1,396,300	8,051,939
Compass Group plc		523,200	8,399,913
easyJet plc		203,400	5,184,059
EnQuest plc	*	1,093,000	2,437,738
GlaxoSmithKline plc		490,556	13,106,424
Hammerson plc REIT		255,000	2,122,920
Home Retail Group plc		1,094,800	3,487,093
HSBC Holdings plc (London Exchange)		751,079	8,242,457
Imperial Tobacco Group plc		140,776	5,457,620
InterContinental Hotels Group plc		59,936	1,999,248
Johnson Matthey plc		62,106	3,379,368
Land Securities Group plc REIT		216,637	3,460,667
Legal & General Group plc		1,132,600	4,186,610
Liberty Global plc, Series A	*	52,260	4,650,617
Liberty Global plc, Series C	*	3,896	328,511
Meggitt plc		263,965	2,311,130
Mondi plc		116,300	2,018,795
National Grid plc		1,165,215	15,240,094
Pace plc		738,599	3,899,930
Prudential plc		93,186	2,082,149
Reckitt Benckiser Group plc		87,600	6,958,584
Rolls-Royce Holdings plc	*	529,253	11,194,434
Royal Mail plc	*	183,773	1,734,618

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint International Fund		Shares	Value
COMMON STOCKS—(Continued)
SABMiller plc		70,336	$3,575,472
SABMiller plc		120,324	6,193,688
Schroders plc (Non-Voting Shares)		64,500	2,158,341
Smith & Nephew plc		394,900	5,640,234
Standard Chartered plc (Hong Kong Exchange)		40,000	897,987
Standard Chartered plc (London Exchange)		197,400	4,458,665
Tesco plc		3,263,838	18,125,195
TUI Travel plc		516,100	3,537,563
Unilever plc		370,105	15,228,269
Vodafone Group plc		3,917,241	15,422,935
WPP plc		161,223	3,692,644

			238,452,588

United States—0.8%
Catamaran Corp.	*	34,400	1,633,777
Nielsen Holdings NV		11,430	524,523
Schlumberger Ltd.		21,620	1,948,178
Valeant Pharmaceuticals International, Inc.	*	30,200	3,542,974
Yum! Brands, Inc.		47,100	3,561,231

			11,210,683

TOTAL COMMON STOCKS
(Cost $1,156,826,600)			1,396,371,763

PREFERRED STOCKS—0.7%
Germany—0.7%
Draegerwerk AG & Co. KGaA	†	15,506	2,028,150
Henkel AG & Co. KGaA		62,150	7,223,981

			9,252,131

United Kingdom—0.0%
Rolls-Royce Holdings plc, Class C	*‡	35,336,368	58,515

TOTAL PREFERRED STOCKS
(Cost $7,350,850)			9,310,646

MONEY MARKET FUNDS—3.7%
Institutional Money Market Funds—3.7%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	4,200,000	4,200,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%		¥30,261,066	30,261,066
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%	††¥	2,247,526	2,247,526
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.04%	††¥	4,200,000	4,200,000

		Shares	Value
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	$4,200,000	$4,200,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.06%	††¥	4,200,000	4,200,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.06%	††¥	4,200,000	4,200,000

TOTAL MONEY MARKET FUNDS
(Cost $53,508,592)			53,508,592

TOTAL INVESTMENTS—101.7%
(Cost $1,217,686,042)			1,459,191,001
Other assets less liabilities—(1.7%)			(23,755,566)

NET ASSETS—100.0%			$1,435,435,435

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
CVA	Dutch Certificate of Shares
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depository Receipt
†	Denotes all or a portion of the security on loan.
*	Non-income producing.
‡	Security valued at fair value as determined by policies approved by the Board of Directors. (Total Market Value $58,517)
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint International Fund
Percentage of Portfolio by Industry (unaudited):

COMMON STOCKS
Pharmaceuticals	9.1%
Oil, Gas & Consumable Fuels	9.1%
Insurance	8.0%
Food & Staples Retailing	5.1%
Diversified Telecommunication Services	4.4%
Food Products	3.5%
Chemicals	3.2%
Commercial Banks	3.2%
Wireless Telecommunication Services	2.7%
Hotels, Restaurants & Leisure	2.5%
Automobiles	2.5%
Machinery	2.4%
Media	2.3%
Auto Components	2.2%
Multi-Utilities	2.2%
Aerospace & Defense	2.0%
Semiconductors & Semiconductor Equipment	1.9%
Health Care Equipment & Supplies	1.8%
Beverages	1.8%
Personal Products	1.6%
Electrical Equipment	1.5%
Specialty Retail	1.5%
Electric Utilities	1.5%
Real Estate Management & Development	1.4%
Internet Software & Services	1.2%
Building Products	1.2%
Real Estate Investment Trusts (REITs)	1.2%
Diversified Financial Services	1.1%
Electronic Equipment, Instruments & Components	0.9%
Gas Utilities	0.9%
Textiles, Apparel & Luxury Goods	0.8%
Professional Services	0.8%
Biotechnology	0.8%
Office Electronics	0.8%
Industrial Conglomerates	0.8%
Metals & Mining	0.7%
Household Products	0.7%
Air Freight & Logistics	0.6%
Tobacco	0.6%
Capital Markets	0.5%
Commercial Services & Supplies	0.5%
IT Services	0.5%
Paper & Forest Products	0.5%
Airlines	0.5%
Health Care Providers & Services	0.5%
Containers & Packaging	0.4%
Energy Equipment & Services	0.4%
Software	0.4%
Communications Equipment	0.3%
Computers & Peripherals	0.3%
Construction & Engineering	0.3%
Independent Power Producers & Energy Traders	0.2%
Consumer Finance	0.2%
Trading Companies & Distributors	0.2%
Distributors	0.2%
Transportation Infrastructure	0.2%

Construction Materials	0.2%
Thrifts & Mortgage Finance	0.2%
Internet & Catalog Retail	0.2%
Road & Rail	0.1%

TOTAL COMMON STOCKS	97.3%

PREFERRED STOCKS
Household Products	0.5%
Health Care Equipment & Supplies	0.2%
Aerospace & Defense	0.0%

TOTAL PREFERRED STOCKS	0.7%

MONEY MARKET FUNDS
Institutional Money Market Funds	3.7%

TOTAL INVESTMENTS	101.7%
Other assets less liabilities	(1.7)%

TOTAL NET ASSETS	100.0%

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Diversifying Strategies Fund		Shares	Value
COMMON STOCKS—2.9%
Automobiles—0.2%
Hyundai Motor Co. (Korea, Republic of)	*	4,435	$995,510
Toyota Motor Corp. (Japan)		31,000	1,890,228

			2,885,738

Beverages—0.1%
AMBEV SA ADR (Brazil)		136,900	1,006,215

Capital Markets—0.3%
Credit Suisse Group AG (Registered) (Switzerland)	*	35,000	1,080,218
Franklin Resources, Inc.		20,400	1,177,692
T. Rowe Price Group, Inc.		12,000	1,005,240

			3,263,150

Commercial Banks—0.1%
HSBC Holdings plc (London Exchange) (United Kingdom)		86,000	943,777

Communications Equipment—0.1%
Telefonaktiebolaget LM Ericsson, Class B (Sweden)		70,000	854,665

Computers & Peripherals—0.3%
Apple, Inc.		3,500	1,963,885
Catcher Technology Co. Ltd. (Taiwan)		185,000	1,204,665

			3,168,550

Diversified Financial Services—0.3%
Citigroup, Inc.		18,800	979,668
JPMorgan Chase & Co.		36,600	2,140,368

			3,120,036

Electrical Equipment—0.1%
ABB Ltd. (Registered) (Switzerland)	*	30,000	793,200

Energy Equipment & Services—0.2%
Schlumberger Ltd.		25,936	2,337,093

IT Services—0.1%
Accenture plc, Class A (Ireland)		12,850	1,056,527

Semiconductors & Semiconductor Equipment—0.5%
MediaTek, Inc. (Taiwan)		82,000	1,222,201
Samsung Electronics Co. Ltd. (Korea, Republic of)		2,100	2,736,399
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)		106,235	1,852,739

			5,811,339

Software—0.1%
SAP AG (Germany)		12,950	1,123,046

			Shares	Value
Textiles, Apparel & Luxury Goods—0.5%
Cie Financiere Richemont SA (Registered) (Switzerland)			10,500	$1,048,923
Swatch Group AG (The) (Bearer) (Switzerland)			6,300	4,175,664

				5,224,587

TOTAL COMMON STOCKS
(Cost $27,057,410)				31,587,923

CONVERTIBLE PREFERRED STOCKS—2.9%
Aerospace & Defense—0.5%
United Technologies Corp. 7.500%			78,300	5,126,301

Commercial Banks—0.2%
KeyCorp, Perpetual, Series A 7.750%		*	16,125	2,080,125

Electric Utilities—0.7%
NextEra Energy, Inc. 5.889%		*	17,000	962,710
NextEra Energy, Inc. 5.599%		*	70,500	4,053,750
PPL Corp. 8.750%		*	59,250	3,133,140

				8,149,600

Insurance—0.7%
Maiden Holdings Ltd., Series B (Bermuda) 7.250%		*	20,350	927,350
MetLife, Inc. 5.000%		*	216,400	6,825,256

				7,752,606

Metals & Mining—0.2%
Cliffs Natural Resources, Inc. 7.000%		*	88,490	2,031,730

Oil, Gas & Consumable Fuels—0.3%
Chesapeake Energy Corp., Perpetual 5.750%		^	2,776	3,246,185

Wireless Telecommunication Services—0.3%
Crown Castle International Corp., Series A 4.500%		*	30,775	3,078,731

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $30,126,782)				31,465,278

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—32.4%
Aerospace & Defense—0.1%
United Technologies Corp.
0.739%	06/01/2015	#§	$1,055,000	1,061,988

Auto Components—0.2%
Goodyear Tire & Rubber Co. (The)
7.000%	05/15/2022		825,000	892,031
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
7.750%	01/15/2016	§	1,035,000	1,056,994

				1,949,025

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Automobiles—0.7%
Daimler Finance North America LLC
2.300%	01/09/2015	^§	$1,480,000	$1,500,939
1.875%	09/15/2014	^	870,000	877,680
1.300%	07/31/2015	^	910,000	915,695
1.250%	01/11/2016	^	740,000	740,892
0.922%	08/01/2016	#^	580,000	581,562
0.843%	01/09/2015	#^	780,000	782,810
Nissan Motor Acceptance Corp.
1.000%	03/15/2016	^§	1,920,000	1,911,702

				7,311,280

Beverages—0.9%
Anheuser-Busch InBev Finance, Inc.
0.800%	01/15/2016	§	1,700,000	1,699,674
Anheuser-Busch InBev Worldwide, Inc.
0.800%	07/15/2015	§	820,000	824,395
Coca-Cola Co. (The)
0.342%	11/01/2016	#§	840,000	841,297
Heineken NV (Netherlands)
0.800%	10/01/2015	^	440,000	440,312
PepsiCo, Inc.
0.700%	08/13/2015	§	1,810,000	1,812,641
0.447%	02/26/2016	#	980,000	981,172
SABMiller Holdings, Inc.
2.450%	01/15/2017	^	810,000	830,035
1.850%	01/15/2015	^§	1,870,000	1,892,900
0.932%	08/01/2018	#^	550,000	553,342

				9,875,768

Biotechnology—0.1%
Amgen, Inc.
1.875%	11/15/2014	§	970,000	981,020
Gilead Sciences, Inc.
2.400%	12/01/2014		420,000	427,017

				1,408,037

Capital Markets—1.7%
Bank of New York Mellon Corp. (The)
0.802%	08/01/2018	#§	980,000	983,765
Bank of New York Mellon Corp. (The) MTN
1.200%	02/20/2015		300,000	302,383
0.522%	01/31/2014	#§	1,000,000	1,000,254
Credit Suisse (Switzerland)
1.204%	01/14/2014	#§	1,000,000	1,000,334
E*TRADE Financial Corp.
6.000%	11/15/2017	§	585,000	624,488
Goldman Sachs Group, Inc. (The)
3.625%	02/07/2016	§	1,575,000	1,653,769
Goldman Sachs Group, Inc. (The) MTN
1.341%	11/15/2018	#§	2,750,000	2,759,697
Hutchison Whampoa International 12 II Ltd. (Cayman Islands)
2.000%	11/08/2017	^	530,000	524,415
ING Bank NV (Netherlands)
3.750%	03/07/2017	^	1,500,000	1,581,016
1.886%	09/25/2015	#^	980,000	1,001,564
Morgan Stanley
1.488%	02/25/2016	#§	1,990,000	2,016,945
Morgan Stanley MTN
1.518%	04/25/2018	#§	3,090,000	3,137,419

Coupon Rate	Maturity Date		Face	Value
Nomura Holdings, Inc. MTN (Japan)
1.694%	09/13/2016	#§	$1,510,000	$1,538,368
TD Ameritrade Holding Corp.
4.150%	12/01/2014	§	760,000	784,847

				18,909,264

Chemicals—0.2%
Ashland, Inc.
3.000%	03/15/2016		400,000	410,000
Ecolab, Inc.
2.375%	12/08/2014	§	600,000	609,536
1.000%	08/09/2015		230,000	230,807
EI du Pont de Nemours & Co.
0.666%	03/25/2014	#§	620,000	620,690

				1,871,033

Commercial Banks—8.4%
ABN AMRO Bank NV (Netherlands)
1.036%	10/28/2016	#^§	2,580,000	2,584,644
ANZ New Zealand Int’l Ltd. (New Zealand)
1.125%	03/24/2016	^	1,220,000	1,218,321
Australia & New Zealand Banking Group Ltd. (Australia)
0.801%	05/15/2018	#§	2,570,000	2,570,622
Banco do Nordeste do Brasil SA (Brazil)
3.625%	11/09/2015	^§	1,320,000	1,331,550
Bancolombia SA (Colombia)
4.250%	01/12/2016	§	300,000	312,750
Bank of Montreal MTN (Canada)
0.843%	04/09/2018	#§	1,260,000	1,267,680
0.800%	11/06/2015	§	1,140,000	1,146,704
0.764%	07/15/2016	#	980,000	984,564
0.713%	09/11/2015	#§	930,000	934,728
Bank of Nova Scotia (Canada)
1.850%	01/12/2015	§	2,000,000	2,030,812
0.750%	10/09/2015	§	1,780,000	1,786,598
Bank of Tokyo-Mitsubishi UFJ Ltd. (The) (Japan)
0.687%	02/26/2016	#^§	2,150,000	2,153,085
Banque Federative du Credit Mutuel SA (France)
1.089%	10/28/2016	#^§	2,730,000	2,740,227
Barclays Bank plc (United Kingdom)
3.900%	04/07/2015	§	925,000	963,061
1.284%	01/13/2014	#§	880,000	880,303
BB&T Corp.
0.938%	04/28/2014	#	850,000	851,575
BB&T Corp. MTN
1.600%	08/15/2017		480,000	476,132
BBVA Banco Continental SA (Peru)
2.250%	07/29/2016	^§	770,000	770,000
BNP Paribas SA (France)
0.832%	12/12/2016	#§	2,860,000	2,866,255
BNP Paribas SA MTN (France)
3.600%	02/23/2016		930,000	979,625
Canadian Imperial Bank of Commerce (Canada)
0.900%	10/01/2015	§	2,280,000	2,293,482
Capital One Bank USA NA, Bank Note
1.150%	11/21/2016		570,000	567,916
Capital One Financial Corp.
2.125%	07/15/2014	§	1,780,000	1,794,347
CBQ Finance Ltd. (Bermuda)
5.000%	11/18/2014	^	750,000	775,292
Commonwealth Bank of Australia (Australia)
0.745%	09/20/2016	#^§	830,000	832,573
Credit Agricole SA (France)
1.404%	04/15/2016	#^	1,350,000	1,367,557
1.096%	10/03/2016	#^§	2,050,000	2,056,945

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Discover Bank
2.000%	02/21/2018	§	$1,980,000	$1,946,601
Fifth Third Bank/Ohio, Bank Note
1.150%	11/18/2016	§	1,100,000	1,100,013
0.748%	11/18/2016	#	300,000	301,007
Hana Bank (Korea, Republic of)
1.375%	02/05/2016	^	255,000	253,708
HSBC Bank plc (United Kingdom)
0.881%	05/15/2018	#^§	2,500,000	2,508,105
Huntington National Bank (The)
1.350%	08/02/2016		400,000	400,105
Huntington National Bank (The), Bank Note
1.300%	11/20/2016		1,100,000	1,100,943
KeyBank NA
0.727%	11/25/2016	#§	380,000	380,922
KeyBank NA, Bank Note
4.950%	09/15/2015		600,000	638,487
1.100%	11/25/2016		610,000	609,142
KeyCorp MTN
3.750%	08/13/2015		630,000	659,077
Lloyds Bank plc (United Kingdom)
2.300%	11/27/2018		420,000	419,394
Macquarie Bank Ltd. (Australia)
3.450%	07/27/2015	^§	1,210,000	1,251,801
2.000%	08/15/2016	^	4,740,000	4,796,946
Manufacturers & Traders Trust Co., Bank Note
0.542%	03/07/2016	#§	800,000	798,737
National Australia Bank Ltd. (Australia)
0.900%	01/20/2016		1,720,000	1,720,674
0.788%	07/25/2016	#	1,800,000	1,807,555
0.541%	01/22/2015	#^	870,000	872,447
National Bank of Canada (Canada)
1.500%	06/26/2015	§	600,000	607,958
Nordea Bank AB (Sweden)
0.875%	05/13/2016	^	1,850,000	1,841,869
0.699%	05/13/2016	#^	840,000	842,888
Oversea-Chinese Banking Corp. Ltd. (Singapore)
1.625%	03/13/2015	^	800,000	811,226
PNC Bank NA, Bank Note
1.150%	11/01/2016	§	750,000	751,424
Regions Financial Corp.
2.000%	05/15/2018	§	1,150,000	1,114,712
Royal Bank of Canada MTN (Canada)
0.850%	03/08/2016	§	2,300,000	2,298,038
Royal Bank of Scotland Group plc (United Kingdom)
2.550%	09/18/2015		2,400,000	2,455,644
Societe Generale SA (France)
1.327%	10/01/2018	#§	2,590,000	2,607,863
Sumitomo Mitsui Banking Corp. (Japan)
0.912%	07/19/2016	#	450,000	452,784
0.900%	01/18/2016		1,070,000	1,068,500
SunTrust Bank
0.528%	08/24/2015	#§	450,000	446,469
Svenska Handelsbanken AB (Sweden)
0.696%	03/21/2016	#§	2,580,000	2,587,288
Toronto-Dominion Bank (The) MTN (Canada)
2.500%	07/14/2016	§	1,000,000	1,037,911
0.702%	09/09/2016	#§	830,000	833,003
Union Bank NA
1.192%	06/06/2014	#§	1,360,000	1,365,024

Coupon Rate	Maturity Date		Face	Value
US Bank NA, Bank Note
0.524%	10/14/2014	#§	$1,500,000	$1,502,035
Wachovia Bank NA, Bank Note
4.800%	11/01/2014	§	1,390,000	1,441,911
Wells Fargo & Co.
1.166%	06/26/2015	#§	1,000,000	1,011,512
0.869%	04/23/2018	#§	1,040,000	1,046,847
Westpac Banking Corp. (Australia)
1.006%	09/25/2015	#§	2,540,000	2,568,042
Westpac Banking Corp. MTN (Australia)
0.950%	01/12/2016	§	2,520,000	2,525,579

				91,321,539

Computers & Peripherals—0.4%
Apple, Inc.
0.492%	05/03/2018	#	850,000	849,471
0.450%	05/03/2016	§	1,170,000	1,162,177
0.292%	05/03/2016	#§	715,000	715,264
Hewlett-Packard Co.
2.350%	03/15/2015	§	1,200,000	1,219,140
1.794%	09/19/2014	#§	900,000	907,805

				4,853,857

Consumer Finance—3.3%
American Express Centurion Bank
0.689%	11/13/2015	#§	890,000	894,434
American Express Co.
0.828%	05/22/2018	#§	1,770,000	1,770,678
American Express Credit Corp.
0.747%	07/29/2016	#§	1,600,000	1,608,797
American Express Credit Corp. MTN
1.750%	06/12/2015		530,000	538,744
American Honda Finance Corp.
1.450%	02/27/2015	^§	2,410,000	2,433,191
1.125%	10/07/2016		700,000	703,338
0.743%	10/07/2016	#§	330,000	331,943
0.612%	05/26/2016	#^§	1,120,000	1,123,244
Banque PSA Finance SA (France)
2.143%	04/04/2014	#^§	1,360,000	1,359,524
Caterpillar Financial Services Corp. MTN
1.000%	11/25/2016		200,000	198,981
0.589%	02/09/2015	#§	1,200,000	1,203,677
0.477%	02/26/2016	#§	800,000	801,166
Ford Motor Credit Co. LLC
3.875%	01/15/2015	§	2,620,000	2,704,147
3.000%	06/12/2017	§	1,275,000	1,326,214
1.489%	05/09/2016	#§	1,270,000	1,289,379
General Motors Financial Co., Inc.
4.750%	08/15/2017	^§	1,130,000	1,204,863
2.750%	05/15/2016	^	620,000	629,300
Harley-Davidson Financial Services, Inc.
1.150%	09/15/2015	^	915,000	918,403
HSBC USA, Inc.
2.375%	02/13/2015	§	680,000	694,041
1.128%	09/24/2018	#§	1,750,000	1,754,443
International Lease Finance Corp.
6.500%	09/01/2014	^	600,000	622,500
John Deere Capital Corp.
1.050%	10/11/2016		720,000	722,564
0.536%	10/11/2016	#§	360,000	360,644
John Deere Capital Corp. MTN
1.600%	03/03/2014	§	2,720,000	2,725,968
1.400%	03/15/2017		433,000	432,173
0.413%	06/16/2014	#§	850,000	850,647

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
PACCAR Financial Corp. MTN
1.050%	06/05/2015		$320,000	$322,724
0.842%	12/06/2018	#	560,000	561,480
0.750%	05/16/2016		380,000	378,405
0.700%	11/16/2015	§	910,000	912,385
0.491%	06/05/2014	#§	380,000	380,434
Toyota Motor Credit Corp.
0.875%	07/17/2015	§	810,000	815,288
Volkswagen International Finance NV (Netherlands)
1.625%	03/22/2015	^	1,600,000	1,618,544
0.996%	03/21/2014	#^	1,250,000	1,252,172
0.675%	11/18/2016	#^	830,000	832,476

				36,276,911

Containers & Packaging—0.0%
Bemis Co., Inc.
5.650%	08/01/2014		290,000	298,143

Diversified Financial Services—2.6%
Bank of America Corp.
4.500%	04/01/2015	§	600,000	627,897
3.700%	09/01/2015		1,370,000	1,432,656
1.500%	10/09/2015	§	360,000	363,783
Bank of America Corp. MTN
1.316%	03/22/2018	#§	1,700,000	1,724,344
1.250%	01/11/2016		570,000	572,851
1.066%	03/22/2016	#§	840,000	846,438
Bank of America Corp., Series 1
3.750%	07/12/2016		385,000	409,548
Citigroup, Inc.
4.450%	01/10/2017		675,000	732,084
2.250%	08/07/2015	§	1,540,000	1,572,616
1.037%	04/01/2016	#§	2,420,000	2,437,148
CME Group, Inc.
5.750%	02/15/2014		1,000,000	1,006,055
ERAC USA Finance LLC
1.400%	04/15/2016	^	260,000	260,351
General Electric Capital Corp.
5.900%	05/13/2014		430,000	438,738
2.150%	01/09/2015	§	1,740,000	1,772,315
1.625%	07/02/2015	§	1,100,000	1,118,290
1.000%	12/11/2015	§	1,310,000	1,321,128
General Electric Capital Corp. MTN
0.894%	07/12/2016	#§	2,100,000	2,116,052
General Electric Capital Corp., Series A
3.750%	11/14/2014	§	750,000	772,606
Hyundai Capital America
1.625%	10/02/2015	^	1,010,000	1,015,491
JPMorgan Chase & Co.
5.250%	05/01/2015	§	1,335,000	1,409,502
1.138%	01/25/2018	#§	1,300,000	1,314,291
JPMorgan Chase & Co. MTN
1.100%	10/15/2015	§	780,000	783,320
0.857%	02/26/2016	#§	870,000	874,041
MPH Intermediate Holding Co. 2
8.375%	08/01/2018	^	1,250,000	1,304,688
NASDAQ OMX Group, Inc. (The)
4.000%	01/15/2015	§	1,210,000	1,241,954
National Rural Utilities Cooperative Finance Corp.
1.000%	02/02/2015		470,000	472,891

Coupon Rate	Maturity Date		Face	Value
National Rural Utilities Cooperative Finance Corp. MTN
0.493%	04/04/2014	#§	$420,000	$420,276

				28,361,354

Diversified Telecommunication Services—0.9%
AT&T, Inc.
0.875%	02/13/2015	§	3,410,000	3,418,143
British Telecommunications plc (United Kingdom)
1.625%	06/28/2016		430,000	434,053
CC Holdings GS V LLC/Crown Castle GS III Corp.
2.381%	12/15/2017		430,000	426,306
Frontier Communications Corp.
8.500%	04/15/2020		1,080,000	1,215,000
Verizon Communications, Inc.
1.993%	09/14/2018	#	860,000	905,304
1.773%	09/15/2016	#§	900,000	927,818
0.442%	03/06/2015	#^	1,500,000	1,497,895
Windstream Corp.
7.875%	11/01/2017	§	990,000	1,136,025

				9,960,544

Electric Utilities—0.6%
Duke Energy Corp.
3.950%	09/15/2014		290,000	296,935
Georgia Power Co.
0.563%	03/15/2016	#§	470,000	470,289
NextEra Energy Capital Holdings, Inc.
2.600%	09/01/2015	§	2,000,000	2,053,950
1.611%	06/01/2014	§	340,000	341,551
1.339%	09/01/2015	§	2,040,000	2,054,429
1.200%	06/01/2015	§	130,000	130,712
NSTAR Electric Co.
0.478%	05/17/2016	#§	720,000	719,427
Xcel Energy, Inc.
0.750%	05/09/2016		860,000	853,242

				6,920,535

Electrical Equipment—0.1%
Eaton Corp.
0.950%	11/02/2015	§	980,000	984,111

Energy Equipment & Services—0.3%
Cameron International Corp.
1.169%	06/02/2014	#§	1,010,000	1,013,080
Nabors Industries, Inc.
2.350%	09/15/2016	^	1,550,000	1,566,638
National Oilwell Varco, Inc.
1.350%	12/01/2017		930,000	914,567

				3,494,285

Food & Staples Retailing—0.4%
CVS Caremark Corp.
1.200%	12/05/2016		390,000	390,675
Kroger Co. (The)
2.200%	01/15/2017		750,000	759,679
0.804%	10/17/2016	#§	1,700,000	1,704,904
Walgreen Co.
1.000%	03/13/2015	§	650,000	652,865
0.744%	03/13/2014	#§	910,000	910,953
Wal-Mart Stores, Inc.
0.600%	04/11/2016		180,000	179,840

				4,598,916

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Food Products—0.9%
ARAMARK Corp.
5.750%	03/15/2020	^§	$720,000	$756,000
Campbell Soup Co.
0.542%	08/01/2014	#§	560,000	560,816
ConAgra Foods, Inc.
1.350%	09/10/2015		220,000	221,620
1.300%	01/25/2016		510,000	511,143
General Mills, Inc.
0.537%	01/29/2016	#	240,000	240,331
Hawk Acquisition Sub, Inc.
4.250%	10/15/2020	^§	1,200,000	1,164,000
Ingredion, Inc.
3.200%	11/01/2015		350,000	362,557
Kellogg Co.
1.125%	05/15/2015	§	1,100,000	1,107,864
0.469%	02/13/2015	#	270,000	270,388
Kraft Foods Group, Inc.
1.625%	06/04/2015		500,000	506,528
Unilever Capital Corp.
0.450%	07/30/2015		680,000	680,439
Want Want China Finance Ltd. (Cayman Islands)
1.875%	05/14/2018	^§	850,000	811,723
Wm. Wrigley Jr. Co.
3.700%	06/30/2014	^	2,510,000	2,548,908
2.000%	10/20/2017	^	300,000	299,439
1.400%	10/21/2016	^	300,000	300,660

				10,342,416

Gas Utilities—0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.
6.250%	08/20/2019		800,000	864,000

Health Care Equipment & Supplies—0.1%
Baxter International, Inc.
0.950%	06/01/2016		350,000	350,170
Covidien International Finance SA (Luxembourg)
1.350%	05/29/2015		400,000	403,074
Stryker Corp.
3.000%	01/15/2015	§	790,000	811,086

				1,564,330

Health Care Providers & Services—0.7%
Express Scripts Holding Co.
2.750%	11/21/2014	§	1,500,000	1,529,262
2.100%	02/12/2015		330,000	334,874
HCA Holdings, Inc.
7.750%	05/15/2021		600,000	657,000
Quest Diagnostics, Inc.
1.098%	03/24/2014	#§	890,000	891,176
UnitedHealth Group, Inc.
0.850%	10/15/2015		180,000	180,800
Ventas Realty LP
1.550%	09/26/2016	§	906,000	913,038
WellPoint, Inc.
2.375%	02/15/2017	§	1,645,000	1,666,467
1.250%	09/10/2015	§	1,060,000	1,067,814

				7,240,431

Coupon Rate	Maturity Date		Face	Value
Hotels, Restaurants & Leisure—0.1%
Carnival Corp. (Panama)
1.875%	12/15/2017		$320,000	$318,232
1.200%	02/05/2016		450,000	448,986
Starbucks Corp.
0.875%	12/05/2016		700,000	696,093

				1,463,311

Household Products—0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
9.875%	08/15/2019		1,000,000	1,117,500

Industrial Conglomerates—0.0%
Tyco Electronics Group SA (Luxembourg)
1.600%	02/03/2015		310,000	313,134

Insurance—0.7%
Allstate Corp. (The)
6.200%	05/16/2014	§	510,000	520,808
American International Group, Inc.
2.375%	08/24/2015		460,000	470,052
Berkshire Hathaway Finance Corp.
0.950%	08/15/2016		580,000	583,007
Hartford Financial Services Group, Inc.
4.000%	03/30/2015		570,000	592,350
MetLife Institutional Funding II
0.613%	01/06/2015	#^	500,000	501,692
MetLife, Inc.
2.375%	02/06/2014	§	470,000	470,924
Metropolitan Life Global Funding I
0.774%	07/15/2016	#^	980,000	986,047
Pricoa Global Funding I
0.508%	08/19/2015	#^	490,000	490,844
Principal Life Global Funding II
1.000%	12/11/2015	^	1,150,000	1,152,893
Prudential Financial, Inc.
1.021%	08/15/2018	#	800,000	803,443
Prudential Financial, Inc., Series B MTN
4.750%	04/01/2014	§	600,000	606,394
QBE Insurance Group Ltd. (Australia)
2.400%	05/01/2018	^	460,000	442,371

				7,620,825

Internet & Catalog Retail—0.2%
Amazon.com, Inc.
0.650%	11/27/2015	§	2,020,000	2,020,042

Internet Software & Services—0.1%
Baidu, Inc. (Cayman Islands)
2.250%	11/28/2017	§	560,000	557,536

IT Services—0.5%
Alliance Data Systems Corp.
5.250%	12/01/2017	^	1,000,000	1,042,500
Computer Sciences Corp.
2.500%	09/15/2015		300,000	306,343
Fidelity National Information Services, Inc.
2.000%	04/15/2018		470,000	457,492
Total System Services, Inc.
2.375%	06/01/2018		1,640,000	1,597,186
Western Union Co. (The)
1.239%	08/21/2015	#§	1,800,000	1,806,876

				5,210,397

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Life Sciences Tools & Services—0.2%
Life Technologies Corp.
3.500%	01/15/2016	§	$1,500,000	$1,563,247
Thermo Fisher Scientific, Inc.
1.300%	02/01/2017		520,000	518,130

				2,081,377

Marine—0.1%
Far East Capital Ltd. SA (Luxembourg)
8.000%	05/02/2018	^§	750,000	673,125

Media—0.8%
CCO Holdings LLC/CCO Holdings Capital Corp.
5.250%	09/30/2022		925,000	868,344
COX Communications, Inc.
5.450%	12/15/2014		160,000	167,247
DirecTV Holdings LLC/DirecTV Financing Co., Inc.
4.750%	10/01/2014		630,000	648,864
3.125%	02/15/2016	§	570,000	593,232
DISH DBS Corp.
6.625%	10/01/2014	§	850,000	886,125
4.625%	07/15/2017	§	1,120,000	1,176,000
Mediacom LLC/Mediacom Capital Corp.
7.250%	02/15/2022		800,000	852,000
NBCUniversal Enterprise, Inc.
0.929%	04/15/2018	#^	570,000	572,688
NBCUniversal Media LLC
2.100%	04/01/2014	§	1,600,000	1,606,926
Thomson Reuters Corp. (Canada)
1.300%	02/23/2017		700,000	697,446
Time Warner, Inc.
3.150%	07/15/2015	§	500,000	518,191
Viacom, Inc.
4.375%	09/15/2014	§	500,000	513,130

				9,100,193

Metals & Mining—1.0%
ArcelorMittal (Luxembourg)
4.250%	08/05/2015	§	1,100,000	1,142,625
BHP Billiton Finance USA Ltd. (Australia)
1.000%	02/24/2015	§	1,840,000	1,850,613
FMG Resources August 2006 Pty Ltd. (Australia)
6.000%	04/01/2017	^§	835,000	891,363
Freeport-McMoRan Copper & Gold, Inc.
2.150%	03/01/2017		310,000	312,258
1.400%	02/13/2015		700,000	704,100
Glencore Funding LLC
1.604%	01/15/2019	#^	1,880,000	1,846,314
Rio Tinto Finance USA plc (United Kingdom)
1.125%	03/20/2015	§	800,000	804,694
Xstrata Finance Canada Ltd. (Canada)
2.700%	10/25/2017	^	2,480,000	2,510,412
2.050%	10/23/2015	^	630,000	638,300

				10,700,679

Multiline Retail—0.1%
Target Corp.
1.125%	07/18/2014	§	600,000	602,485

Coupon Rate	Maturity Date		Face	Value
Oil, Gas & Consumable Fuels—2.2%
Boardwalk Pipelines LP
5.875%	11/15/2016		$800,000	$885,939
BP Capital Markets plc (United Kingdom)
3.875%	03/10/2015		805,000	837,684
0.749%	05/10/2018	#§	440,000	440,109
0.700%	11/06/2015	§	1,850,000	1,855,456
CNOOC Finance 2013 Ltd. (Virgin Islands, British)
1.125%	05/09/2016		340,000	338,943
ConocoPhillips
4.750%	02/01/2014		199,000	199,712
CONSOL Energy, Inc.
8.000%	04/01/2017		230,000	243,225
Devon Energy Corp.
1.200%	12/15/2016		870,000	870,264
0.784%	12/15/2016	#§	630,000	631,554
Enbridge, Inc. (Canada)
0.897%	10/01/2016	#§	1,310,000	1,315,867
Enterprise Products Operating LLC
1.250%	08/13/2015		320,000	322,254
Husky Energy, Inc. (Canada)
5.900%	06/15/2014	§	550,000	563,012
Marathon Oil Corp.
0.900%	11/01/2015	§	1,080,000	1,081,389
Murphy Oil Corp.
2.500%	12/01/2017		500,000	503,507
Petrobras Global Finance BV (Netherlands)
2.000%	05/20/2016	§	1,170,000	1,172,000
Petrohawk Energy Corp.
7.875%	06/01/2015	§	1,000,000	1,026,500
Phillips 66
2.950%	05/01/2017		310,000	322,777
1.950%	03/05/2015		310,000	314,409
Plains Exploration & Production Co.
6.500%	11/15/2020	§	1,120,000	1,237,452
Rockies Express Pipeline LLC
3.900%	04/15/2015	^§	770,000	771,925
Sabine Pass LNG LP
7.500%	11/30/2016	§	1,140,000	1,293,900
Statoil ASA (Norway)
0.699%	11/08/2018	#§	1,450,000	1,458,648
Tesoro Corp.
4.250%	10/01/2017	§	780,000	817,050
Total Capital Canada Ltd. (Canada)
0.624%	01/15/2016	#§	760,000	764,403
Total Capital International SA (France)
0.809%	08/10/2018	#§	1,470,000	1,479,690
TransCanada PipeLines Ltd. (Canada)
3.400%	06/01/2015	§	630,000	654,758
0.927%	06/30/2016	#§	890,000	898,917
0.750%	01/15/2016		300,000	299,400
WPX Energy, Inc.
5.250%	01/15/2017		1,145,000	1,228,013

				23,828,757

Pharmaceuticals—0.9%
AbbVie, Inc.
1.750%	11/06/2017	§	1,620,000	1,618,722
0.998%	11/06/2015	#§	1,800,000	1,819,341
Merck & Co., Inc.
0.598%	05/18/2018	#§	1,400,000	1,405,187
Mylan, Inc.
1.800%	06/24/2016	^	270,000	275,420
1.350%	11/29/2016		440,000	439,505

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Perrigo Co. plc (Ireland)
1.300%	11/08/2016	^	$1,100,000	$1,096,951
Takeda Pharmaceutical Co. Ltd. (Japan)
1.031%	03/17/2015	^§	2,500,000	2,513,255
Teva Pharmaceutical Finance III BV (Curacao)
0.746%	03/21/2014	#§	470,000	470,374
Zoetis, Inc.
1.150%	02/01/2016		170,000	170,280

				9,809,035

Professional Services—0.0%
Equifax, Inc.
4.450%	12/01/2014		160,000	165,051

Real Estate Investment Trusts (REITs)—0.5%
Digital Realty Trust LP
4.500%	07/15/2015	§	1,680,000	1,748,030
HCP, Inc.
2.700%	02/01/2014	§	1,610,000	1,612,664
Health Care REIT, Inc.
3.625%	03/15/2016		564,000	591,217
Simon Property Group LP
4.200%	02/01/2015		250,000	257,403
Vornado Realty LP
4.250%	04/01/2015	§	1,240,000	1,279,041

				5,488,355

Road & Rail—0.7%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
4.875%	11/15/2017		840,000	886,200
Canadian National Railway Co. (Canada)
0.438%	11/06/2015	#§	760,000	760,902
JB Hunt Transport Services, Inc.
3.375%	09/15/2015	§	970,000	1,005,238
Kansas City Southern de Mexico SA de CV (Mexico)
2.350%	05/15/2020		710,000	662,416
0.937%	10/28/2016	#	630,000	630,608
Penske Truck Leasing Co. Lp/PTL Finance Corp.
3.125%	05/11/2015	^§	1,400,000	1,440,352
2.500%	03/15/2016	^	1,100,000	1,127,573
Ryder System, Inc. MTN
2.500%	03/01/2017	§	620,000	631,233

				7,144,522

Semiconductors & Semiconductor Equipment—0.2%
Texas Instruments, Inc.
0.450%	08/03/2015	§	1,380,000	1,379,590
TSMC Global Ltd. (Virgin Islands, British)
1.625%	04/03/2018	^	510,000	489,670
0.950%	04/03/2016	^	260,000	258,577

				2,127,837

Software—0.1%
Autodesk, Inc.
1.950%	12/15/2017		490,000	485,184
Oracle Corp.
3.750%	07/08/2014	§	750,000	763,046

				1,248,230

Coupon Rate	Maturity Date		Face	Value
Specialty Retail—0.1%
Michaels FinCo Holdings LLC/Michaels FinCo, Inc.
7.500%	08/01/2018	^	$1,250,000	$1,306,250

Thrifts & Mortgage Finance—0.3%
Astoria Financial Corp.
5.000%	06/19/2017	§	1,120,000	1,202,292
BPCE SA MTN (France)
1.488%	04/25/2016	#§	1,500,000	1,520,382

				2,722,674

Tobacco—0.2%
BAT International Finance plc (United Kingdom)
1.400%	06/05/2015	^	1,460,000	1,472,800
Reynolds American, Inc.
1.050%	10/30/2015		510,000	511,853

				1,984,653

Trading Companies & Distributors—0.0%
Aviation Capital Group Corp.
4.625%	01/31/2018	^§	490,000	507,728

Wireless Telecommunication Services—0.6%
Rogers Communications, Inc. (Canada)
6.375%	03/01/2014	§	1,390,000	1,403,323
SBA Communications Corp.
5.625%	10/01/2019	§	500,000	517,500
SoftBank Corp. (Japan)
4.500%	04/15/2020	^	200,000	196,000
Sprint Corp.
7.125%	06/15/2024	^	250,000	254,375
T-Mobile USA, Inc.
6.125%	01/15/2022		1,000,000	1,020,000
Vodafone Group plc (United Kingdom)
4.150%	06/10/2014	§	1,090,000	1,107,510
0.900%	02/19/2016	§	2,580,000	2,590,395

				7,089,103

TOTAL CORPORATE OBLIGATIONS
(Cost $350,607,337)				354,350,566

MORTGAGE-BACKED SECURITIES—4.4%
Commercial Mortgage-Backed Securities—0.5%
Del Coronado Trust, Series 2013-HDC, Class A
0.967%	03/15/2026	#^	1,040,000	1,035,842
Hilton USA Trust, Series 2013-HLF, Class AFL
1.169%	11/05/2030	#^	2,670,000	2,672,940
LA Arena Funding LLC, Series 1, Class A
7.656%	12/15/2026	^	502,825	572,770
Motel 6 Trust, Series 2012-MTL6, Class A1
1.500%	10/05/2025	^	959,454	952,530
National Credit Union Administration Guaranteed Notes, Series 2010-C1, Class A1
1.600%	10/29/2020	§	675,700	681,304

				5,915,386

Non-Agency Mortgage-Backed Securities—2.6%
Argent Securities, Inc., Series 2006-W3, Class A2B
0.285%	04/25/2036	#	68,165	26,566
Bank of America Mortgage Securities, Inc., Series 2002-K, Class 1A4
2.747%	10/20/2032	#	510,907	516,839
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-3, Class 2A1
5.000%	04/25/2019		67,225	69,180

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value
MORTGAGE-BACKED SECURITIES—(Continued)
Credit Suisse Mortgage Capital Certificates, Series 2011-1R, Class A1
1.164%	02/27/2047	#^	$1,841,904	$1,837,808
Credit Suisse Mortgage Capital Certificates, Series 2013-IVR2, Class AD
1.550%	04/25/2043	#^	2,661,317	2,569,558
Credit Suisse Mortgage Capital Certificates, Series 2013-IVR3, Class A3
1.550%	05/25/2043	#^	1,349,542	1,248,814
Fosse Master Issuer plc, Series 2012-1A, Class 2A2 (United Kingdom)
1.646%	10/18/2054	#^	3,775,627	3,838,325
GSAMP Trust, Series 2004-SEA2, Class M1
0.815%	03/25/2034	#	1,700,000	1,694,477
JP Morgan Mortgage Trust, Series 2013-1, Class 2A2
2.500%	03/25/2043	#^	1,053,087	1,022,166
Option One Mortgage Loan Trust, Series 2005-4, Class A3
0.425%	11/25/2035	#	474,710	467,565
Saxon Asset Securities Trust, Series 2005-4, Class A2C
0.415%	11/25/2037	#	99,892	99,907
Sequoia Mortgage Trust, Series 2012-1, Class 1A1
2.865%	01/25/2042	#	1,193,458	1,189,649
Sequoia Mortgage Trust, Series 2012-2, Class A2
3.500%	04/25/2042	#	1,185,420	1,193,874
Sequoia Mortgage Trust, Series 2013-1, Class 1A1
1.450%	02/25/2043	#	1,235,215	1,217,861
Sequoia Mortgage Trust, Series 2013-4, Class A3
1.550%	04/25/2043	#§	1,794,706	1,734,958
Springleaf Mortgage Loan Trust, Series 2012-2A, Class A
2.220%	10/25/2057	#^	672,566	687,574
Springleaf Mortgage Loan Trust, Series 2012-3A, Class A
1.570%	12/25/2059	#^	861,516	860,278
Springleaf Mortgage Loan Trust, Series 2013-1A, Class A
1.270%	06/25/2058	#^	2,452,492	2,452,468
Springleaf Mortgage Loan Trust, Series 2013-2A, Class A
1.780%	12/25/2065	#^	907,682	907,402
Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M1
1.618%	11/25/2023	#§	2,075,799	2,072,239
Structured Asset Investment Loan Trust, Series 2003-BC1, Class A2
0.845%	01/25/2033	#	1,599,769	1,559,558
Thornburg Mortgage Securities Trust, Series 2004-1, Class II2A
1.765%	03/25/2044	#	710,395	689,530

				27,956,596

U.S. Government Agency Mortgage-Backed Securities—1.3%
Federal Home Loan Mortgage Corp.
3.913%	12/01/2039	#	195,356	209,219
2.375%	09/01/2035	#	3,559,068	3,761,887
Federal National Mortgage Association
5.000%	01/01/2018		495,351	528,585
3.134%	07/01/2041	#	2,831,583	2,989,700
3.000%	06/01/2041	#	1,589,833	1,677,785
2.616%	03/01/2036	#§	134,150	143,458
2.378%	03/01/2036	#	1,418,677	1,515,281
Federal National Mortgage Association, Series 2013-C01, Class M1
2.165%	10/25/2023	#§	370,566	372,387

Coupon Rate	Maturity Date		Face	Value
FHLMC Multifamily Structured Pass Through Certificates, Series KF01, Class A
0.518%	04/25/2019	#	$682,002	$681,349
Government National Mortgage Association, Series 2004-19, Class FC
0.467%	03/20/2034	#	22,128	22,130
National Credit Union Administration Guaranteed Notes, Series 2010-R1, Class 1A
0.619%	10/07/2020	#§	1,149,558	1,155,742
National Credit Union Administration Guaranteed Notes, Series 2010-R1, Class 2A
1.840%	10/07/2020		213,030	214,779
National Credit Union Administration Guaranteed Notes, Series 2011-R4, Class 1A
0.549%	03/06/2020	#§	968,393	971,782

				14,244,084

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $48,124,247)				48,116,066

CONVERTIBLE DEBT OBLIGATIONS—36.7%
Aerospace & Defense—0.5%
Alliant Techsystems, Inc.
3.000%	08/15/2024		430,000	689,344
L-3 Communications Holdings, Inc.
3.000%	08/01/2035		3,705,000	4,480,734

				5,170,078

Beverages—0.5%
Asahi Group Holdings Ltd. (Japan)
0.000%	05/26/2028	JPY	360,000,000	4,952,521

Biotechnology—0.2%
Gilead Sciences, Inc., Series D
1.625%	05/01/2016		565,000	1,864,503

Building Products—0.2%
Griffon Corp.
4.000%	01/15/2017	^	1,745,000	2,055,828

Capital Markets—2.1%
Ares Capital Corp.
5.750%	02/01/2016		867,000	936,902
4.750%	01/15/2018		3,900,000	4,136,437
Azimut Holding SpA (Italy)
2.125%	11/25/2020	EUR	1,500,000	2,082,741
Jefferies Group LLC
3.875%	11/01/2029		226,000	239,984
Misarte (France)
3.250%	01/01/2016	EUR	312,500	752,558
Prospect Capital Corp.
5.875%	01/15/2019		1,960,000	2,037,175
5.375%	10/15/2017		1,750,000	1,836,032
Temasek Financial III Pte Ltd. (Singapore)
0.000%	10/24/2014	SGD	7,750,000	6,165,854
Walter Investment Management Corp.
4.500%	11/01/2019		5,200,000	5,219,500

				23,407,183

Commercial Services & Supplies—0.1%
Covanta Holding Corp.
3.250%	06/01/2014		1,175,000	1,379,891

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value
CONVERTIBLE DEBT OBLIGATIONS—(Continued)
Communications Equipment—0.5%
Ciena Corp.
0.875%	06/15/2017		$5,575,000	$5,728,312

Computers & Peripherals—0.5%
Pegatron Corp., Series 4938 (Taiwan)
0.000%	02/06/2017		600,000	674,850
SanDisk Corp.
1.500%	08/15/2017		3,225,000	4,768,969

				5,443,819

Construction Materials—0.4%
Buzzi Unicem SpA, Series BZU (Italy)
1.375%	07/17/2019	EUR	1,500,000	2,253,603
Cemex SAB de CV (Mexico)
4.875%	03/15/2015		1,800,000	2,137,500

				4,391,103

Containers & Packaging—0.2%
Owens-Brockway Glass Container, Inc.
3.000%	06/01/2015	^	2,505,000	2,622,422

Diversified Financial Services—0.8%
Industrivarden AB, Series INDU (Sweden)
2.500%	02/27/2015	EUR	4,750,000	8,423,067

Diversified Telecommunication Services—0.2%
Inmarsat plc, Series ISAT (United Kingdom)
1.750%	11/16/2017		1,900,000	2,584,950

Energy Equipment & Services—1.1%
Bristow Group, Inc.
3.000%	06/15/2038		2,265,000	2,788,781
Exterran Holdings, Inc.
4.250%	06/15/2014		630,000	941,456
SEACOR Holdings, Inc.
2.500%	12/15/2027		3,200,000	3,938,000
Technip SA (France)
0.500%	01/01/2016	EUR	1,032,800	1,291,992
0.250%	01/01/2017	EUR	2,240,000	3,156,137

				12,116,366

Food Products—0.3%
Archer-Daniels-Midland Co.
0.875%	02/15/2014		3,580,000	3,792,562

Health Care Equipment & Supplies—2.4%
Alere, Inc.
3.000%	05/15/2016		3,075,000	3,470,906
Hologic, Inc.
0.000%	12/15/2043		415,000	436,788
Hologic, Inc., Series 2010
2.000%	12/15/2037		2,410,000	2,815,181
Hologic, Inc., Series 2012
2.000%	03/01/2042		5,360,000	5,487,300
Integra LifeSciences Holdings Corp.
1.625%	12/15/2016		3,850,000	4,153,188
NuVasive, Inc.
2.750%	07/01/2017		5,435,000	5,913,959
Volcano Corp.
1.750%	12/01/2017		3,925,000	3,871,031

				26,148,353

Coupon Rate	Maturity Date		Face	Value
Health Care Providers & Services—1.3%
LifePoint Hospitals, Inc.
3.500%	05/15/2014		$2,720,000	$2,969,900
Omnicare, Inc., Series OCR
3.250%	12/15/2035		5,775,000	6,200,906
WellPoint, Inc.
2.750%	10/15/2042		3,860,000	5,244,775

				14,415,581

Hotels, Restaurants & Leisure—1.7%
International Game Technology
3.250%	05/01/2014		10,404,000	11,041,245
MGM Resorts International
4.250%	04/15/2015		5,610,000	7,727,775

				18,769,020

Household Durables—1.1%
Jarden Corp.
1.875%	09/15/2018		2,130,000	3,019,275
Ryland Group, Inc. (The)
0.250%	06/01/2019		5,425,000	5,089,328
Toll Brothers Finance Corp.
0.500%	09/15/2032		3,705,000	3,871,725

				11,980,328

Industrial Conglomerates—1.5%
Danaher Corp.
0.000%	01/22/2021		865,000	1,942,466
Siemens Financieringsmaatschappij NV (Netherlands)
1.050%	08/16/2017		12,250,000	14,160,510

				16,102,976

Insurance—0.5%
Old Republic International Corp.
3.750%	03/15/2018		4,600,000	5,744,250

Internet & Catalog Retail—1.6%
Ctrip.com International Ltd. (Cayman Islands)
1.250%	10/15/2018	^	6,200,000	6,145,750
priceline.com, Inc.
1.000%	03/15/2018		3,960,000	5,479,650
0.350%	06/15/2020	^	4,050,000	4,634,719
Shutterfly, Inc.
0.250%	05/15/2018	^	870,000	934,706

				17,194,825

Internet Software & Services—0.9%
Dealertrack Technologies, Inc.
1.500%	03/15/2017		1,020,000	1,415,250
SINA Corp. (Cayman Islands)
1.000%	12/01/2018	^	1,600,000	1,633,000
WebMD Health Corp.
2.500%	01/31/2018		5,575,000	5,505,312
Yandex NV (Netherlands)
1.125%	12/15/2018	^	1,050,000	1,151,719

				9,705,281

IT Services—0.4%
Cap Gemini SA (France)
0.000%	01/01/2019	EUR	3,740,000	3,730,211
Cardtronics, Inc.
1.000%	12/01/2020	^	1,050,000	1,049,349

				4,779,560

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value
CONVERTIBLE DEBT OBLIGATIONS—(Continued)
Life Sciences Tools & Services—0.8%
Illumina, Inc.
0.250%	03/15/2016	^	$5,950,000	$8,281,656

Machinery—1.8%
Greenbrier Cos., Inc. (The)
3.500%	04/01/2018		3,755,000	4,459,063
Meritor, Inc.
7.875%	03/01/2026	^	2,650,000	3,817,656
Navistar International Corp.
3.000%	10/15/2014		5,310,000	5,456,025
Trinity Industries, Inc.
3.875%	06/01/2036		4,495,000	5,941,828

				19,674,572

Media—1.6%
Liberty Interactive LLC
1.000%	09/30/2043	^	5,990,000	6,334,425
0.750%	03/30/2043	^	960,000	1,201,200
Live Nation Entertainment, Inc.
2.875%	07/15/2027		2,725,000	2,776,094
Omnicom Group, Inc.
0.000%	07/31/2032		5,025,000	6,629,859
XM Satellite Radio, Inc.
7.000%	12/01/2014	^	145,000	282,388

				17,223,966

Metals & Mining—2.0%
ArcelorMittal (Luxembourg)
5.000%	05/15/2014		2,595,000	2,632,303
Glencore Finance Europe SA (Luxembourg)
5.000%	12/31/2014		5,000,000	5,612,500
Goldcorp, Inc. (Canada)
2.000%	08/01/2014		4,220,000	4,241,100
Newmont Mining Corp., Series A
1.250%	07/15/2014		1,065,000	1,066,997
Royal Gold, Inc.
2.875%	06/15/2019		5,040,000	4,869,900
RTI International Metals, Inc.
3.000%	12/01/2015		1,700,000	1,934,813
Steel Dynamics, Inc.
5.125%	06/15/2014		1,725,000	2,036,578

				22,394,191

Oil, Gas & Consumable Fuels—0.9%
Beach Energy Ltd. (Australia)
3.950%	04/03/2017	AUD	3,500,000	3,269,688
Chesapeake Energy Corp.
2.500%	05/15/2037		6,125,000	6,247,500

				9,517,188

Pharmaceuticals—0.9%
ALZA Corp.
0.000%	07/28/2020		1,853,000	2,341,729
Magyar Nemzeti Vagyonkezelo Zrt (Hungary)
3.375%	04/02/2019	EUR	700,000	999,319
Salix Pharmaceuticals Ltd.
1.500%	03/15/2019		1,200,000	1,794,750
Teva Pharmaceutical Finance Co. LLC, Series C
0.250%	02/01/2026		4,020,000	4,288,837

				9,424,635

Coupon Rate	Maturity Date		Face	Value
Real Estate Investment Trusts (REITs)—2.5%
American Realty Capital Properties, Inc.
3.750%	12/15/2020		$3,660,000	$3,714,918
3.000%	08/01/2018		2,840,000	2,841,775
Boston Properties LP
3.625%	02/15/2014	^	5,030,000	5,053,495
Extra Space Storage LP
2.375%	07/01/2033	^	6,525,000	6,553,547
Health Care REIT, Inc.
3.000%	12/01/2029		3,940,000	4,400,487
ProLogis LP
3.250%	03/15/2015		4,625,000	5,174,219

				27,738,441

Real Estate Management & Development—0.0%
Forest City Enterprises, Inc.
3.625%	08/15/2020	^	100,000	102,375

Semiconductors & Semiconductor Equipment—2.7%
Advanced Semiconductor Engineering, Inc. (Taiwan)
0.000%	09/05/2018		2,000,000	2,124,500
Disco Corp. (Japan)
0.000%	12/16/2014	JPY	140,000,000	1,632,846
Lam Research Corp.
0.500%	05/15/2016		6,035,000	6,902,531
Linear Technology Corp., Series A
3.000%	05/01/2027		8,380,000	9,574,150
NVIDIA Corp.
1.000%	12/01/2018	^	4,600,000	4,732,250
SK Hynix, Inc. (Korea, Republic of)
2.650%	05/14/2015		3,400,000	4,199,000

				29,165,277

Software—3.0%
Electronic Arts, Inc.
0.750%	07/15/2016		6,090,000	6,508,688
Mentor Graphics Corp.
4.000%	04/01/2031		1,300,000	1,734,687
Nuance Communications, Inc.
2.750%	11/01/2031		4,650,000	4,565,719
Proofpoint, Inc.
1.250%	12/15/2018	^	1,000,000	1,083,125
Rovi Corp.
2.625%	02/15/2040		2,000,000	2,025,000
Salesforce.com, Inc.
0.250%	04/01/2018	^	7,250,000	7,888,906
ServiceNow, Inc.
0.000%	11/01/2018	^	1,050,000	1,067,719
Take-Two Interactive Software, Inc.
1.000%	07/01/2018		950,000	1,018,281
TIBCO Software, Inc.
2.250%	05/01/2032		5,580,000	5,618,363
Workday, Inc.
1.500%	07/15/2020	^	950,000	1,150,687

				32,661,175

Specialty Retail—0.4%
Group 1 Automotive, Inc.
2.250%	06/15/2036		3,025,000	3,836,078

Textiles, Apparel & Luxury Goods—0.5%
Iconix Brand Group, Inc.
2.500%	06/01/2016		3,880,000	5,347,125

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value
CONVERTIBLE DEBT OBLIGATIONS—(Continued)
Trading Companies & Distributors—0.2%
Titan Machinery, Inc.
3.750%	05/01/2019		$2,450,000	$2,094,750

Wireless Telecommunication Services—0.4%
Leap Wireless International, Inc.
4.500%	07/15/2014		4,655,000	4,736,463

TOTAL CONVERTIBLE DEBT OBLIGATIONS
(Cost $373,902,396)				400,970,671

U.S. TREASURY OBLIGATIONS—11.7%
U.S. Treasury Bills—2.1%
U.S. Treasury Bill
0.075%	06/26/2014		7,640,000	7,637,028
0.066%	03/27/2014		1,850,000	1,849,730
0.062%	03/20/2014		10,700,000	10,698,737
0.042%	01/23/2014		2,000,000	1,999,969
0.023%	01/30/2014		1,000,000	999,987

				23,185,451

U.S. Treasury Notes—9.6%
U.S. Treasury Note
0.625%	07/15/2016-
	10/15/2016		15,689,000	15,703,129
0.500%	06/15/2016		14,585,000	14,570,751
0.375%	03/15/2016	‡‡	2,510,000	2,506,373
0.375%	11/15/2014-
	02/15/2016		17,250,000	17,269,804
0.250%	04/30/2014-
	05/15/2016		55,075,000	54,922,795

				104,972,852

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $128,128,530)				128,158,303

GOVERNMENT RELATED OBLIGATIONS—0.9%
U.S. Government Agencies—0.3%
Federal National Mortgage Association
0.500%	03/30/2016		3,650,000	3,648,109

Non-U.S. Government Agencies—0.1%
IPIC Ltd. MTN (Cayman Islands)
3.125%	11/15/2015	^	600,000	623,250
Petrobras International Finance Co. (Cayman Islands)
2.875%	02/06/2015	§	470,000	478,226

				1,101,476

U.S. Municipal Bonds—0.5%
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds (Florida)
1.298%	07/01/2016		1,500,000	1,505,400
Jobsohio Beverage Systems Ohio Statewide Liquor Profits, Series B (Ohio)
0.872%	01/01/2015		510,000	510,770
Massachusetts State Development Finance Agency ()
5.500%	05/01/2027		1,000,000	1,015,280

Coupon Rate	Maturity Date		Face	Value
South Carolina State Public Service Authority, Series D (South Carolina)
1.044%	06/01/2015	#	$1,140,000	$1,143,557
University of California Revenue Bonds, Series Y-1 (California)
0.749%	07/01/2041	#	1,000,000	1,000,180

				5,175,187

TOTAL GOVERNMENT RELATED OBLIGATIONS
(Cost $9,883,627)				9,924,772

ASSET-BACKED SECURITIES—4.3%
Automobiles—1.9%
Ally Auto Receivables Trust Series 2012-SN1, Class A2
0.510%	12/22/2014		236,267	236,301
Ally Master Owner Trust Series 2013-1, Class A1
0.617%	02/15/2018	#	2,200,000	2,198,827
Ally Master Owner Trust Series 2013-2, Class A
0.617%	04/15/2018	#	1,900,000	1,897,170
AmeriCredit Automobile Receivables Trust Series 2012-1, Class A2
0.910%	10/08/2015		68,331	68,336
Capital Auto Receivables Asset Trust Series 2013-1, Class A2
0.620%	07/20/2016		1,800,000	1,800,026
Capital Auto Receivables Asset Trust Series 2013-1, Class C
1.740%	10/22/2018		380,000	375,537
Capital Auto Receivables Asset Trust Series 2013-1, Class B
1.290%	04/20/2018		370,000	366,419
Enterprise Fleet Financing LLC Series 2012-1, Class A2
1.140%	11/20/2017	^	1,825,444	1,829,470
First Investors Auto Owner Trust Series 2011-1, Class C
3.400%	03/15/2016	^	821,188	824,990
Ford Credit Auto Lease Trust Series 2013-B, Class A3
0.760%	09/15/2016		410,000	410,709
Hertz Fleet Lease Funding LP Series 2013-3, Class A
0.716%	12/10/2027	#^	820,000	820,415
Hyundai Auto Receivables Trust Series 2012-A, Class A3
0.720%	03/15/2016		1,478,938	1,481,330
Nissan Master Owner Trust Receivables Series 2013-A, Class A
0.467%	02/15/2018	#	5,450,000	5,451,458
Santander Drive Auto Receivables Trust Series 2013-1, Class A2
0.480%	02/16/2016		471,185	471,190
World Omni Automobile Lease Securitization Trust Series 2013-A, Class A2A
0.730%	05/16/2016		750,000	750,907
World Omni Master Owner Trust Series 2013-1, Class A
0.517%	02/15/2018	#^	1,575,000	1,576,437

				20,559,522

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Diversifying Strategies Fund

Coupon Rate	Maturity Date		Face	Value
ASSET-BACKED SECURITIES—(Continued)
Credit Card—1.6%
Cards II Trust (Canada) Series 2012-4A, Class A
0.617%	09/15/2017	#^	$1,000,000	$1,001,614
Chester Asset Receivables Dealings plc (United Kingdom) Series 2004-1, Class A
0.714%	04/15/2016	# GBP	1,040,000	1,722,028
Citibank Credit Card Issuance Trust Series 2003-A7, Class A7
4.150%	07/07/2017		2,700,000	2,846,282
Discover Card Execution Note Trust Series 2012-A1, Class A1
0.810%	08/15/2017		3,000,000	3,011,131
GE Capital Credit Card Master Note Trust Series 2012-1, Class A
1.030%	01/15/2018		2,200,000	2,206,707
Golden Credit Card Trust (Canada) Series 2012-3A, Class A
0.617%	07/17/2017	#^	1,900,000	1,904,636
Gracechurch Card Funding plc (United Kingdom) Series 2012-1A, Class A1
0.867%	02/15/2017	#^	3,950,000	3,974,980
Gracechurch Card Funding plc (United Kingdom) Series 2012-1A, Class A2
1.019%	02/15/2017	#^EUR	1,200,000	1,659,685

				18,327,063

Other—0.6%
CenterPoint Energy Transition Bond Co. IV LLC Series 2012-1, Class A1
0.901%	04/15/2018		1,863,897	1,864,954
GreatAmerica Leasing Receivables Funding LLC Series 2013-1, Class A2
0.610%	05/15/2015	^	883,540	883,622
GreatAmerica Leasing Receivables Funding LLC Series 2013-1, Class C
1.830%	06/17/2019	^	270,000	267,731
Invitation Homes Trust Series 2013-SFR1, Class A
1.314%	12/17/2030	#^	1,220,000	1,222,837
Trade MAPS 1 Ltd. (Ireland) Series 2013-1A, Class A
0.870%	12/10/2018	#^	2,300,000	2,304,232

				6,543,376

Student Loan—0.2%
National Credit Union Administration Guaranteed Notes Series 2010-A1, Class A
0.521%	12/07/2020	#§	1,928,310	1,930,354

TOTAL ASSET-BACKED SECURITIES
(Cost $47,181,927)				47,360,315

			Contracts	Value
PURCHASED OPTIONS—0.0%
Put—Swiss Market Index, Expires 03/21/2014, Strike CHF 7,800.00			910	$89,404
Call—U.S. 10 Year Treasury Note, Expires 02/21/2014, Strike $105.00			2	36,094

TOTAL PURCHASED OPTIONS
(Cost $219,506)				125,498

Coupon Rate	Maturity Date		Face	Value
COMMERCIAL PAPER—0.1%
Biotechnology—0.1%
Celgene Corp.
0.280%	02/19/2014	^
(Cost $1,599,390)			$1,600,000	1,599,397

			Shares	Value
MONEY MARKET FUNDS—4.1%
Institutional Money Market Fund—4.1%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07% (Cost $44,385,873)			¥44,385,873	44,385,873

TOTAL INVESTMENTS—100.4%
(Cost $1,061,217,025)				1,098,044,662
Other assets less liabilities—(0.4%)				(4,455,290)

NET ASSETS—100.0%				$1,093,589,372

Notes to the Schedule of Investments:

ADR	American Depositary Receipt
AUD	Australian Dollar
CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling
JPY	Japanese Yen
MTN	Medium Term Note
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
*	Non-income producing.
^	Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. Such securities are considered illiquid unless deemed liquid by a subadviser under the liquidity procedures adopted by the Board of Directors. The total market value of 144A securities was $202,298,361, which represents 18.5% of Net Assets. The illiquid 144A securities represented 1.0% of Net Assets, and 5.2% of total 144A securities held.
#	Rate is subject to change. Rate shown reflects current rate.
§	Security has been segregated to cover economic leverage under certain derivatives contracts which may include, but are not limited to, futures, swaps, forwards, options and TBA’s, a security that is subject to delayed delivery.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—22.7%
Aerospace & Defense—0.4%
Boeing Co. (The)
6.125%	02/15/2033		$100,000	$118,966
4.875%	02/15/2020		200,000	223,285
Honeywell International, Inc.
5.700%	03/15/2036		300,000	339,265
3.350%	12/01/2023		300,000	294,256
L-3 Communications Corp.
4.950%	02/15/2021		300,000	314,254
Lockheed Martin Corp.
4.070%	12/15/2042		285,000	250,209
Northrop Grumman Corp.
3.500%	03/15/2021		300,000	298,651
Precision Castparts Corp.
2.500%	01/15/2023		200,000	181,557
0.700%	12/20/2015		300,000	300,182
Raytheon Co.
6.750%	03/15/2018		1,150,000	1,362,779
United Technologies Corp.
6.700%	08/01/2028		150,000	183,891
4.875%	05/01/2015		500,000	528,574
4.500%	06/01/2042		200,000	194,984
3.100%	06/01/2022		200,000	195,915
1.800%	06/01/2017		300,000	304,876

				5,091,644

Air Freight & Logistics—0.1%
FedEx Corp.
3.875%	08/01/2042		200,000	164,914
2.625%	08/01/2022		200,000	181,136
United Parcel Service, Inc.
6.200%	01/15/2038		300,000	365,877
2.450%	10/01/2022		400,000	368,278

				1,080,205

Airlines—0.0%
American Airlines, Inc., Series 2011-1 A
5.250%	01/31/2021		256,903	271,675
Continental Airlines, Inc., Series 2010-1 A
4.750%	01/12/2021	†	267,628	284,356

				556,031

Auto Components—0.0%
Johnson Controls, Inc.
5.500%	01/15/2016		250,000	271,690
4.250%	03/01/2021		300,000	312,186

				583,876

Automobiles—0.0%
Ford Motor Co.
7.450%	07/16/2031		200,000	245,579
4.750%	01/15/2043		200,000	181,050

				426,629

Beverages—0.7%
Anheuser-Busch InBev Finance, Inc.
2.625%	01/17/2023		200,000	184,033
0.800%	01/15/2016		200,000	199,961
Anheuser-Busch InBev Worldwide, Inc.
8.200%	01/15/2039		300,000	440,189

Coupon Rate	Maturity Date		Face	Value
7.750%	01/15/2019		$500,000	$625,002
6.875%	11/15/2019		300,000	368,233
5.375%	01/15/2020		500,000	574,579
3.750%	07/15/2042		200,000	170,314
0.800%	07/15/2015		500,000	502,680
Beam, Inc.
5.375%	01/15/2016		90,000	97,450
Bottling Group LLC
5.500%	04/01/2016		500,000	551,107
Coca-Cola Co. (The)
5.350%	11/15/2017		500,000	569,797
4.875%	03/15/2019		300,000	336,691
3.150%	11/15/2020		200,000	203,204
0.750%	03/13/2015		300,000	301,039
Coca-Cola Enterprises, Inc.
4.500%	09/01/2021		300,000	312,196
Coca-Cola Femsa SAB de CV (Mexico)
2.375%	11/26/2018		350,000	348,289
Diageo Capital plc (United Kingdom)
1.125%	04/29/2018		750,000	723,826
Diageo Finance BV (Netherlands)
5.300%	10/28/2015		750,000	812,273
Dr Pepper Snapple Group, Inc.
2.600%	01/15/2019		300,000	301,960
PepsiCo, Inc.
5.000%	06/01/2018		400,000	449,138
3.000%	08/25/2021		500,000	493,897
2.750%	03/01/2023		400,000	370,963

				8,936,821

Biotechnology—0.2%
Amgen, Inc.
6.900%	06/01/2038		267,000	324,274
6.150%	06/01/2018		500,000	584,391
5.850%	06/01/2017		250,000	283,872
5.150%	11/15/2041		300,000	299,986
3.875%	11/15/2021		300,000	308,664
Genentech, Inc.
5.250%	07/15/2035		100,000	105,722
Gilead Sciences, Inc.
4.400%	12/01/2021		300,000	320,907

				2,227,816

Capital Markets—1.5%
Bank of New York Mellon Corp. (The)
3.550%	09/23/2021		300,000	307,454
Bank of New York Mellon Corp. (The) MTN
2.300%	07/28/2016		100,000	103,342
Bank of New York Mellon Corp. (The), Series 1
2.950%	06/18/2015	†	500,000	517,786
BlackRock, Inc.
4.250%	05/24/2021		500,000	529,881
3.375%	06/01/2022		500,000	495,442
Credit Suisse (Switzerland)
5.400%	01/14/2020		200,000	222,555
Credit Suisse USA, Inc.
5.125%	08/15/2015		500,000	536,016
Deutsche Bank AG (Germany)
6.000%	09/01/2017		650,000	743,031
Deutsche Bank Financial LLC MTN
5.375%	03/02/2015		250,000	261,760
Goldman Sachs Group, Inc. (The)
6.250%	09/01/2017		500,000	572,906
6.250%	02/01/2041		500,000	578,211

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
6.150%	04/01/2018		$500,000	$573,882
6.125%	02/15/2033		600,000	676,878
5.950%	01/15/2027		300,000	319,321
5.750%	01/24/2022		300,000	338,259
5.250%	07/27/2021		300,000	328,969
5.125%	01/15/2015		500,000	522,426
3.625%	02/07/2016		500,000	525,006
Goldman Sachs Group, Inc. (The) MTN
7.500%	02/15/2019		300,000	365,790
5.375%	03/15/2020		300,000	334,083
1.600%	11/23/2015		300,000	303,365
Jefferies Group LLC
6.250%	01/15/2036		230,000	223,100
5.125%	04/13/2018		300,000	325,629
Lazard Group LLC
4.250%	11/14/2020		400,000	399,721
Merrill Lynch & Co., Inc.
6.875%	11/15/2018		250,000	297,528
6.110%	01/29/2037		300,000	324,571
6.050%	05/16/2016		890,000	979,746
Merrill Lynch & Co., Inc. MTN
6.875%	04/25/2018		500,000	591,747
Morgan Stanley
7.250%	04/01/2032		100,000	124,096
5.750%	01/25/2021		600,000	679,757
4.750%	03/22/2017		300,000	327,642
3.750%	02/25/2023		300,000	292,478
1.750%	02/25/2016		300,000	304,187
Morgan Stanley MTN
5.450%	01/09/2017		500,000	554,890
Morgan Stanley, Series F MTN
6.625%	04/01/2018		500,000	585,599
6.000%	04/28/2015		1,000,000	1,065,376
5.950%	12/28/2017		500,000	571,773
Nomura Holdings, Inc. (Japan)
6.700%	03/04/2020		300,000	344,446
Northern Trust Corp.
3.375%	08/23/2021		500,000	508,227
State Street Corp.
3.700%	11/20/2023		400,000	397,670
3.100%	05/15/2023		200,000	186,333
UBS AG (Switzerland)
7.000%	10/15/2015		100,000	110,410
UBS AG MTN (Switzerland)
7.375%	06/15/2017		100,000	113,844
UBS Preferred Funding Trust V, Perpetual Bond
6.243%	05/29/2049	#	300,000	321,000

				18,786,133

Chemicals—0.5%
Agrium, Inc. (Canada)
6.125%	01/15/2041		400,000	432,004
Airgas, Inc.
2.950%	06/15/2016		200,000	207,393
2.375%	02/15/2020		300,000	283,762
CF Industries, Inc.
3.450%	06/01/2023		400,000	366,010
Dow Chemical Co. (The)
8.550%	05/15/2019		629,000	813,073

Coupon Rate	Maturity Date		Face	Value
5.250%	11/15/2041		$300,000	$299,985
4.125%	11/15/2021		150,000	155,198
E.I. du Pont de Nemours & Co.
4.900%	01/15/2041		200,000	197,930
4.250%	04/01/2021		300,000	317,806
2.800%	02/15/2023		300,000	275,296
2.750%	04/01/2016		300,000	312,852
Ecolab, Inc.
5.500%	12/08/2041		300,000	322,441
LyondellBasell Industries NV (Netherlands)
5.000%	04/15/2019		500,000	555,961
Monsanto Co.
5.500%	08/15/2025		200,000	226,043
Mosaic Co. (The)
5.625%	11/15/2043		400,000	407,268
PPG Industries, Inc.
3.600%	11/15/2020		400,000	406,550
Praxair, Inc.
3.250%	09/15/2015		500,000	522,558
2.200%	08/15/2022		400,000	356,596

				6,458,726

Commercial Banks—1.8%
Bank of Montreal MTN (Canada)
2.500%	01/11/2017		400,000	412,336
Bank of Nova Scotia (Canada)
3.400%	01/22/2015		500,000	515,963
2.050%	10/07/2015		400,000	410,509
1.450%	04/25/2018		300,000	291,865
Barclays Bank plc (United Kingdom)
5.125%	01/08/2020		500,000	555,139
3.900%	04/07/2015		700,000	728,803
2.750%	02/23/2015		300,000	306,863
BB&T Corp.
5.250%	11/01/2019		500,000	561,109
5.200%	12/23/2015		300,000	324,306
BB&T Corp. MTN
1.600%	08/15/2017		400,000	396,776
BBVA US Senior SAU (Spain)
4.664%	10/09/2015		400,000	420,690
BNP Paribas SA MTN (France)
2.400%	12/12/2018		600,000	601,078
BNP Paribas SA, Bank Note (France)
5.000%	01/15/2021		400,000	439,450
BNP Paribas SA, Series 0212 (France)
3.250%	03/11/2015		500,000	515,433
Capital One Bank USA NA
8.800%	07/15/2019		500,000	636,261
Commonwealth Bank of Australia (Australia)
1.250%	09/18/2015		300,000	303,421
Discover Bank
7.000%	04/15/2020		200,000	232,899
HSBC Bank USA NA
4.875%	08/24/2020		400,000	432,308
HSBC Finance Capital Trust IX
5.911%	11/30/2035	#	500,000	517,500
HSBC Holdings plc (United Kingdom)
6.100%	01/14/2042		500,000	597,839
4.000%	03/30/2022		500,000	514,824
Intesa Sanpaolo SpA (Italy)
3.875%	01/15/2019		400,000	398,137
3.125%	01/15/2016		300,000	305,869
KeyCorp MTN
5.100%	03/24/2021		500,000	547,288

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
LBBW (Germany)
7.625%	02/01/2023		$200,000	$240,490
National Australia Bank Ltd. (Australia)
1.600%	08/07/2015		500,000	508,171
National City Corp.
6.875%	05/15/2019		500,000	593,147
PNC Bank NA, Bank Note
1.300%	10/03/2016		250,000	251,509
1.150%	11/01/2016		500,000	500,950
PNC Funding Corp.
2.700%	09/19/2016		400,000	417,490
Royal Bank of Canada MTN (Canada)
2.875%	04/19/2016		300,000	312,868
2.625%	12/15/2015		300,000	311,172
Royal Bank of Scotland plc (The) (United Kingdom)
6.125%	01/11/2021		300,000	340,050
4.375%	03/16/2016	†	500,000	533,877
Sumitomo Mitsui Banking Corp. (Japan)
3.200%	07/18/2022		200,000	190,460
1.350%	07/18/2015		300,000	302,528
SunTrust Banks, Inc.
3.600%	04/15/2016		500,000	526,947
U.S. Bank NA, Bank Note
4.800%	04/15/2015		250,000	263,041
UBS AG MTN (Switzerland)
5.875%	07/15/2016		700,000	778,817
Union Bank NA
2.625%	09/26/2018		500,000	509,531
US Bancorp MTN
2.950%	07/15/2022		200,000	186,170
1.650%	05/15/2017		500,000	501,451
Wachovia Bank NA, Bank Note
6.600%	01/15/2038		300,000	374,525
Wells Fargo & Co.
4.480%	01/16/2024	^	784,000	781,991
3.676%	06/15/2016		400,000	426,149
3.625%	04/15/2015		300,000	312,139
1.500%	01/16/2018		500,000	497,254
1.250%	07/20/2016		560,000	564,507
Wells Fargo & Co. MTN
4.600%	04/01/2021		500,000	548,964
3.500%	03/08/2022		300,000	300,610
2.100%	05/08/2017		300,000	305,841
Wells Fargo & Co., Series M
3.450%	02/13/2023		300,000	284,177
Wells Fargo Bank NA
5.950%	08/26/2036		100,000	114,115
Westpac Banking Corp. (Australia)
4.200%	02/27/2015		400,000	417,143
3.000%	08/04/2015		400,000	415,720

				23,578,470

Commercial Services & Supplies—0.1%
Republic Services, Inc.
5.700%	05/15/2041		200,000	214,807
5.500%	09/15/2019		300,000	337,989
Waste Management, Inc.
7.000%	07/15/2028		50,000	60,644
6.375%	03/11/2015		400,000	426,136

				1,039,576

Coupon Rate	Maturity Date		Face	Value
Communications Equipment—0.2%
Cisco Systems, Inc.
5.500%	02/22/2016		$500,000	$550,348
4.950%	02/15/2019		500,000	563,059
Harris Corp.
6.150%	12/15/2040		250,000	267,914
Juniper Networks, Inc.
3.100%	03/15/2016		400,000	412,128
Motorola Solutions, Inc.
7.500%	05/15/2025		340,000	404,163

				2,197,612

Computers & Peripherals—0.2%
Apple, Inc.
3.850%	05/04/2043		300,000	251,650
2.400%	05/03/2023		300,000	270,317
1.000%	05/03/2018		200,000	193,593
0.450%	05/03/2016		200,000	198,663
Hewlett-Packard Co.
4.650%	12/09/2021	†	300,000	309,414
3.300%	12/09/2016		300,000	314,208
2.200%	12/01/2015		250,000	255,622
2.125%	09/13/2015		500,000	509,349
Seagate HDD Cayman (Cayman Islands)
4.750%	06/01/2023	^	400,000	376,000
Seagate Technology HDD Holdings (Cayman Islands)
6.800%	10/01/2016		75,000	85,125

				2,763,941

Construction Materials—0.0%
CRH America, Inc.
6.000%	09/30/2016		250,000	279,459

Consumer Finance—0.7%
American Express Centurion Bank
0.875%	11/13/2015		400,000	401,078
American Express Co.
4.050%	12/03/2042		472,000	416,953
American Express Credit Corp. MTN
2.800%	09/19/2016		400,000	418,226
2.750%	09/15/2015		400,000	414,115
American Honda Finance Corp.
2.125%	10/10/2018		500,000	498,503
Capital One Financial Corp.
6.150%	09/01/2016		200,000	223,836
Caterpillar Financial Services Corp. MTN
2.850%	06/01/2022		300,000	285,877
2.750%	06/24/2015		200,000	206,368
2.650%	04/01/2016		400,000	414,976
1.625%	06/01/2017		300,000	302,128
Ford Motor Credit Co. LLC
5.875%	08/02/2021		500,000	567,735
5.000%	05/15/2018		200,000	223,002
4.250%	02/03/2017		200,000	215,310
4.250%	09/20/2022		200,000	201,283
3.984%	06/15/2016		300,000	319,207
3.000%	06/12/2017		300,000	312,050
2.750%	05/15/2015		500,000	513,094
HSBC USA, Inc.
2.375%	02/13/2015		400,000	408,259
John Deere Capital Corp.
1.200%	10/10/2017		300,000	292,810
1.050%	10/11/2016		750,000	752,671

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date	Face	Value
CORPORATE OBLIGATIONS—(Continued)
John Deere Capital Corp. MTN
3.900%	07/12/2021	$300,000	$311,282
2.250%	06/07/2016	200,000	206,569
Toyota Motor Credit Corp.
0.875%	07/17/2015	500,000	503,264
Toyota Motor Credit Corp. MTN
4.500%	06/17/2020	300,000	325,847
2.625%	01/10/2023	300,000	278,724
1.250%	10/05/2017	400,000	393,029

			9,406,196

Containers & Packaging—0.0%
MeadWestvaco Corp.
7.375%	09/01/2019	300,000	356,481
Packaging Corp. of America
4.500%	11/01/2023	250,000	251,137

			607,618

Diversified Financial Services—2.2%
Bank of America Corp.
7.750%	08/15/2015	250,000	275,160
5.875%	01/05/2021	400,000	460,426
5.625%	07/01/2020	500,000	572,145
4.500%	04/01/2015	700,000	732,546
3.875%	03/22/2017	700,000	747,690
1.500%	10/09/2015	400,000	404,204
Bank of America Corp. MTN
5.875%	02/07/2042	300,000	344,363
5.000%	05/13/2021	300,000	328,341
3.625%	03/17/2016	500,000	526,313
3.300%	01/11/2023	500,000	474,043
Bank of America Corp., Series L MTN
5.650%	05/01/2018	500,000	569,689
Bank One Corp.
8.000%	04/29/2027	300,000	383,992
7.625%	10/15/2026	300,000	371,409
Bear Stearns Cos. LLC (The)
7.250%	02/01/2018	350,000	419,458
6.400%	10/02/2017	400,000	464,618
4.650%	07/02/2018	400,000	435,991
Citigroup, Inc.
8.500%	05/22/2019	300,000	384,909
8.125%	07/15/2039	500,000	703,602
6.625%	06/15/2032	350,000	390,499
6.125%	11/21/2017	750,000	865,291
6.125%	08/25/2036	300,000	320,854
6.010%	01/15/2015	121,000	127,451
6.000%	08/15/2017	600,000	684,420
5.375%	08/09/2020	400,000	455,698
4.500%	01/14/2022	500,000	530,750
4.050%	07/30/2022	300,000	297,189
3.953%	06/15/2016	200,000	212,905
3.875%	10/25/2023	200,000	197,009
2.650%	03/02/2015	400,000	408,230
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)
3.875%	02/08/2022	400,000	402,875
3.375%	01/19/2017	300,000	316,096
2.125%	10/13/2015	200,000	205,245

Coupon Rate	Maturity Date		Face	Value
General Electric Capital Corp.
2.950%	05/09/2016		$400,000	$419,028
General Electric Capital Corp. MTN
6.375%	11/15/2067	#	600,000	653,250
5.875%	01/14/2038		700,000	800,083
5.400%	02/15/2017		650,000	723,926
General Electric Capital Corp., Series A MTN
6.875%	01/10/2039		300,000	386,974
6.750%	03/15/2032		750,000	931,349
5.625%	09/15/2017		300,000	341,568
5.500%	01/08/2020		500,000	573,325
4.625%	01/07/2021		300,000	327,627
ING US, Inc.
5.500%	07/15/2022		500,000	544,679
IntercontinentalExchange Group, Inc.
2.500%	10/15/2018		300,000	302,546
JPMorgan Chase & Co.
6.400%	05/15/2038		300,000	359,245
6.300%	04/23/2019		500,000	590,806
5.600%	07/15/2041		200,000	217,838
4.750%	03/01/2015		500,000	523,259
4.625%	05/10/2021		300,000	323,907
4.500%	01/24/2022		400,000	423,809
3.450%	03/01/2016		500,000	524,696
3.200%	01/25/2023		500,000	474,933
JPMorgan Chase & Co. MTN
1.875%	03/20/2015		500,000	506,912
0.800%	04/23/2015		350,000	350,186
JPMorgan Chase Bank NA, Bank Note
6.000%	10/01/2017		500,000	572,546
Leucadia National Corp.
6.625%	10/23/2043		200,000	196,283
National Rural Utilities Cooperative Finance Corp.
10.375%	11/01/2018		281,000	380,401
3.050%	03/01/2016		250,000	260,329
Shell International Finance BV (Netherlands)
5.200%	03/22/2017		500,000	558,951
3.625%	08/21/2042		300,000	251,956
3.100%	06/28/2015		500,000	519,081
2.375%	08/21/2022		500,000	458,714

				27,511,618

Diversified Telecommunication Services—1.0%
AT&T, Inc.
6.150%	09/15/2034		500,000	545,042
5.800%	02/15/2019		550,000	631,205
5.550%	08/15/2041		300,000	305,538
5.500%	02/01/2018		510,000	574,627
5.350%	09/01/2040		307,000	304,825
4.350%	06/15/2045		758,000	644,254
1.600%	02/15/2017		400,000	399,742
British Telecommunications plc (United Kingdom)
9.625%	12/15/2030		250,000	373,985
Cellco Partnership/Verizon Wireless Capital LLC
8.500%	11/15/2018		250,000	316,860
Deutsche Telekom International Finance BV (Netherlands)
8.750%	06/15/2030		300,000	424,290
Embarq Corp.
7.082%	06/01/2016		250,000	279,507
Orange SA (France)
8.750%	03/01/2031		500,000	692,084
Qwest Corp.
6.500%	06/01/2017		250,000	282,738

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Telefonica Emisiones SAU (Spain)
5.134%	04/27/2020		$600,000	$638,915
3.729%	04/27/2015		200,000	207,129
Verizon Communications, Inc.
7.750%	12/01/2030		130,000	166,469
6.550%	09/15/2043		1,150,000	1,350,239
6.400%	02/15/2038		500,000	563,296
6.350%	04/01/2019		500,000	588,363
6.000%	04/01/2041		300,000	330,532
5.850%	09/15/2035		250,000	266,249
5.150%	09/15/2023		750,000	806,816
4.500%	09/15/2020		150,000	160,818
3.650%	09/14/2018		200,000	211,942
3.500%	11/01/2021		400,000	397,798
3.000%	04/01/2016		400,000	417,349
2.450%	11/01/2022		300,000	266,090
0.700%	11/02/2015		400,000	399,065

				12,545,767

Electric Utilities—1.4%
Alabama Power Co., Series Q
5.500%	10/15/2017		150,000	169,553
Arizona Public Service Co.
4.500%	04/01/2042		300,000	288,389
Commonwealth Edison Co.
5.900%	03/15/2036		300,000	343,849
5.875%	02/01/2033		200,000	227,476
5.800%	03/15/2018		100,000	114,966
Connecticut Light & Power Co. (The), Series 09-A
5.500%	02/01/2019		300,000	344,032
Constellation Energy Group, Inc.
5.150%	12/01/2020		400,000	426,260
Dominion Gas Holdings LLC
3.550%	11/01/2023	^	250,000	241,299
Duke Energy Carolinas LLC
6.450%	10/15/2032		330,000	389,164
4.300%	06/15/2020		100,000	107,384
4.000%	09/30/2042		300,000	271,890
Duke Energy Corp.
2.150%	11/15/2016		200,000	205,112
Duke Energy Florida, Inc.
6.400%	06/15/2038		350,000	432,993
0.650%	11/15/2015		300,000	300,229
Duke Energy Indiana, Inc.
3.750%	07/15/2020		300,000	311,437
Entergy Corp.
4.700%	01/15/2017		500,000	537,990
Exelon Corp.
4.900%	06/15/2015		350,000	369,136
Florida Power & Light Co.
5.625%	04/01/2034		50,000	56,915
5.125%	06/01/2041		200,000	215,606
4.950%	06/01/2035		100,000	105,153
Georgia Power Co., Series 07-A
5.650%	03/01/2037		200,000	215,693
Great Plains Energy, Inc.
4.850%	06/01/2021		400,000	422,112
Indiana Michigan Power Co.
7.000%	03/15/2019		250,000	297,653
Jersey Central Power & Light
5.625%	05/01/2016		500,000	543,519

Coupon Rate	Maturity Date	Face	Value
Kentucky Utilities Co.
5.125%	11/01/2040	$500,000	$530,605
MidAmerican Energy Co.
3.700%	09/15/2023	500,000	498,739
MidAmerican Energy Co. MTN
5.800%	10/15/2036	500,000	567,305
Mississippi Power Co., Series 2012-A
4.250%	03/15/2042	300,000	261,261
NextEra Energy Capital Holdings, Inc.
6.000%	03/01/2019	250,000	283,541
4.500%	06/01/2021	200,000	206,602
1.200%	06/01/2015	500,000	502,738
Northern States Power Co.
5.250%	03/01/2018	500,000	565,388
Ohio Power Co., Series K
6.000%	06/01/2016	500,000	553,839
Pacific Gas & Electric Co.
6.050%	03/01/2034	500,000	574,495
4.450%	04/15/2042	300,000	282,503
Peco Energy Co.
2.375%	09/15/2022	200,000	182,104
Potomac Electric Power Co.
7.900%	12/15/2038	200,000	283,262
PPL Capital Funding, Inc.
4.700%	06/01/2043	200,000	180,838
3.400%	06/01/2023	200,000	186,467
Progress Energy, Inc.
7.050%	03/15/2019	400,000	479,973
4.400%	01/15/2021	300,000	317,070
PSEG Power LLC
8.625%	04/15/2031	300,000	409,038
2.750%	09/15/2016	200,000	207,238
Public Service Electric & Gas Co. MTN
3.650%	09/01/2042	200,000	169,343
Sierra Pacific Power Co., Series T
3.375%	08/15/2023	350,000	338,629
South Carolina Electric & Gas Co.
5.300%	05/15/2033	150,000	160,958
Southern California Edison Co.
6.650%	04/01/2029	500,000	594,948
4.050%	03/15/2042	300,000	272,744
Southern Power Co., Series D
4.875%	07/15/2015	350,000	371,476
Union Electric Co.
6.400%	06/15/2017	250,000	286,841
Virginia Electric and Power Co.
5.400%	04/30/2018	250,000	284,030
1.200%	01/15/2018	300,000	291,528
Westar Energy, Inc.
4.625%	09/01/2043	350,000	345,805
Wisconsin Electric Power
5.625%	05/15/2033	150,000	167,101
Xcel Energy, Inc.
4.800%	09/15/2041	200,000	195,493

			17,489,712

Electrical Equipment—0.1%
Eaton Corp.
4.150%	11/02/2042	100,000	89,188
2.750%	11/02/2022	100,000	93,466
1.500%	11/02/2017	300,000	294,372
0.950%	11/02/2015	100,000	100,420
Emerson Electric Co.
5.000%	12/15/2014	150,000	156,523
5.000%	04/15/2019	500,000	561,985
2.625%	02/15/2023	270,000	252,682

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Roper Industries, Inc.
1.850%	11/15/2017		$200,000	$198,437

				1,747,073

Electronic Equipment, Instruments & Components—0.1%
Arrow Electronics, Inc.
4.500%	03/01/2023		300,000	289,048
3.000%	03/01/2018		400,000	400,595
Corning, Inc.
4.750%	03/15/2042		400,000	386,708
Jabil Circuit, Inc.
4.700%	09/15/2022		200,000	193,000

				1,269,351

Energy Equipment & Services—0.3%
Cameron International Corp.
1.150%	12/15/2016		250,000	249,354
Diamond Offshore Drilling, Inc.
4.875%	11/01/2043		300,000	295,580
Halliburton Co.
7.450%	09/15/2039		400,000	540,159
Nabors Industries, Inc.
2.350%	09/15/2016	^	150,000	151,610
Noble Holding International Ltd. (Cayman Islands)
6.200%	08/01/2040		200,000	209,541
3.450%	08/01/2015		200,000	207,462
2.500%	03/15/2017		300,000	301,179
Pride International, Inc.
6.875%	08/15/2020		200,000	239,802
Rowan Cos., Inc.
4.875%	06/01/2022		250,000	254,112
Transocean, Inc. (Cayman Islands)
6.800%	03/15/2038		500,000	558,240
Weatherford International Ltd. (Bermuda)
9.625%	03/01/2019		400,000	514,491
6.750%	09/15/2040		300,000	325,510
4.500%	04/15/2022		300,000	302,395

				4,149,435

Food & Staples Retailing—0.4%
Costco Wholesale Corp.
0.650%	12/07/2015		300,000	300,696
CVS Caremark Corp.
4.125%	05/15/2021		200,000	207,643
2.250%	12/05/2018		750,000	750,651
Kroger Co. (The)
7.500%	04/01/2031		200,000	243,413
5.400%	07/15/2040		200,000	198,604
4.950%	01/15/2015		300,000	313,076
Walgreen Co.
4.400%	09/15/2042		200,000	178,456
1.000%	03/13/2015		300,000	301,322
Wal-Mart Stores, Inc.
7.550%	02/15/2030		250,000	337,417
5.250%	09/01/2035		750,000	817,454
4.875%	07/08/2040		300,000	306,995
4.250%	04/15/2021		300,000	323,529
3.625%	07/08/2020		300,000	314,812
2.550%	04/11/2023		500,000	457,764

				5,051,832

Coupon Rate	Maturity Date	Face	Value
Food Products—0.4%
Archer-Daniels Midland Co.
5.450%	03/15/2018	$500,000	$565,668
ConAgra Foods, Inc.
4.650%	01/25/2043	300,000	276,667
3.250%	09/15/2022	200,000	187,927
2.100%	03/15/2018	200,000	198,000
1.300%	01/25/2016	400,000	400,896
General Mills, Inc.
5.400%	06/15/2040	300,000	318,868
3.150%	12/15/2021	200,000	196,119
Hillshire Brands Co.
2.750%	09/15/2015	300,000	308,626
Kellogg Co.
4.000%	12/15/2020	300,000	311,794
Kraft Foods Group, Inc.
6.875%	01/26/2039	380,000	464,297
6.500%	02/09/2040	200,000	234,028
5.375%	02/10/2020	209,000	236,104
1.625%	06/04/2015	300,000	303,917
Mondelez International, Inc.
6.500%	02/09/2040	200,000	239,817
4.125%	02/09/2016	100,000	106,069
Unilever Capital Corp.
4.250%	02/10/2021	300,000	322,217

			4,671,014

Gas Utilities—0.0%
Southern California Gas Co.
5.125%	11/15/2040	400,000	429,603

Health Care Equipment & Supplies—0.3%
Baxter International, Inc.
5.900%	09/01/2016	400,000	451,004
3.200%	06/15/2023	300,000	287,182
2.400%	08/15/2022	300,000	272,467
Becton Dickinson and Co.
5.000%	11/12/2040	300,000	310,375
Boston Scientific Corp.
7.375%	01/15/2040	200,000	249,303
6.250%	11/15/2015	200,000	218,550
6.000%	01/15/2020	200,000	229,901
CareFusion Corp.
6.375%	08/01/2019	250,000	283,267
Covidien International Finance SA (Luxembourg)
6.000%	10/15/2017	250,000	286,637
Medtronic, Inc.
4.450%	03/15/2020	300,000	329,223
3.000%	03/15/2015	380,000	392,192
2.750%	04/01/2023	100,000	92,685
Stryker Corp.
4.100%	04/01/2043	200,000	177,823

			3,580,609

Health Care Providers & Services—0.4%
Aetna, Inc.
6.625%	06/15/2036	250,000	299,861
4.125%	11/15/2042	200,000	175,622
1.500%	11/15/2017	200,000	197,242
Cardinal Health, Inc.
4.600%	03/15/2043	200,000	187,481
3.200%	03/15/2023	300,000	281,429
1.700%	03/15/2018	300,000	293,879

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Cigna Corp.
5.125%	06/15/2020		$300,000	$333,205
Express Scripts Holding Co.
6.125%	11/15/2041		200,000	225,775
4.750%	11/15/2021		200,000	211,680
McKesson Corp.
2.850%	03/15/2023		300,000	271,904
Quest Diagnostics, Inc.
6.950%	07/01/2037		300,000	332,019
4.700%	04/01/2021		300,000	308,121
UnitedHealth Group, Inc.
6.000%	02/15/2018		500,000	578,193
5.950%	02/15/2041		200,000	227,384
5.375%	03/15/2016		200,000	219,038
1.625%	03/15/2019		400,000	385,666
WellPoint, Inc.
5.250%	01/15/2016		500,000	540,875
4.650%	01/15/2043		200,000	185,871
3.300%	01/15/2023		300,000	280,502

				5,535,747

Hotels, Restaurants & Leisure—0.2%
Carnival Corp. (Panama)
3.950%	10/15/2020		400,000	400,900
McDonald’s Corp., Series I MTN
5.350%	03/01/2018		500,000	568,664
Starbucks Corp.
2.000%	12/05/2018		400,000	397,003
Wyndham Worldwide Corp.
3.900%	03/01/2023		300,000	283,125
Yum! Brands, Inc.
6.875%	11/15/2037		52,000	59,392
5.350%	11/01/2043		250,000	243,802

				1,952,886

Household Durables—0.0%
Whirlpool Corp. MTN
4.850%	06/15/2021		200,000	210,450

Household Products—0.1%
Clorox Co. (The)
3.800%	11/15/2021		400,000	403,219
Kimberly-Clark Corp.
6.125%	08/01/2017		500,000	577,208
Procter & Gamble Co. (The)
5.800%	08/15/2034		250,000	289,305
4.700%	02/15/2019		500,000	559,110

				1,828,842

Industrial Conglomerates—0.2%
3M Co. MTN
5.700%	03/15/2037		100,000	115,739
2.000%	06/26/2022		300,000	274,271
GE Capital Trust I
6.375%	11/15/2067	#	130,000	140,725
General Electric Co.
5.250%	12/06/2017		500,000	566,480
4.125%	10/09/2042		300,000	278,285
2.700%	10/09/2022		300,000	281,340
0.850%	10/09/2015		300,000	301,533

				1,958,373

Coupon Rate	Maturity Date		Face	Value
Insurance—1.0%
AEGON Funding Co. LLC
5.750%	12/15/2020		$290,000	$326,166
Aflac, Inc.
3.625%	06/15/2023		400,000	387,956
American International Group, Inc.
8.175%	05/15/2058	#	300,000	364,500
6.400%	12/15/2020		400,000	473,423
3.800%	03/22/2017		500,000	534,356
3.000%	03/20/2015		400,000	410,957
American International Group, Inc. MTN
5.850%	01/16/2018		500,000	574,572
Aon plc (United Kingdom)
4.450%	05/24/2043		400,000	356,708
Arch Capital Group US, Inc.
5.144%	11/01/2043		150,000	150,554
AXA SA (France)
8.600%	12/15/2030		250,000	308,438
Berkshire Hathaway Finance Corp.
4.300%	05/15/2043		300,000	271,256
4.250%	01/15/2021		300,000	319,292
3.200%	02/11/2015		400,000	412,392
2.000%	08/15/2018		500,000	500,849
1.600%	05/15/2017		400,000	404,188
Chubb Corp. (The)
6.375%	03/29/2067	#	200,000	217,500
CNA Financial Corp.
5.850%	12/15/2014		430,000	450,481
5.750%	08/15/2021		300,000	336,659
Fidelity National Financial, Inc.
6.600%	05/15/2017		300,000	335,233
Genworth Financial, Inc.
7.700%	06/15/2020	†	200,000	238,741
Genworth Holdings, Inc.
4.900%	08/15/2023		250,000	250,351
Hartford Financial Services Group, Inc.
6.100%	10/01/2041		150,000	172,127
4.000%	10/15/2017		300,000	319,367
Hartford Financial Services Group, Inc. MTN
6.000%	01/15/2019		500,000	574,089
Lincoln National Corp.
6.150%	04/07/2036		250,000	283,952
Markel Corp.
5.000%	03/30/2043		300,000	281,599
MetLife, Inc.
6.750%	06/01/2016		600,000	682,605
5.700%	06/15/2035		250,000	273,906
Progressive Corp. (The)
6.625%	03/01/2029		150,000	180,685
Prudential Financial, Inc. MTN
6.625%	06/21/2040		100,000	121,682
5.800%	11/16/2041		200,000	222,294
5.375%	06/21/2020		300,000	339,503
Prudential Financial, Inc., Series D MTN
5.700%	12/14/2036		250,000	269,439
4.750%	09/17/2015		300,000	319,825
Trinity Acquisition plc (United Kingdom)
4.625%	08/15/2023		500,000	492,135
Validus Holdings Ltd. (Bermuda)
8.875%	01/26/2040		200,000	264,870
XLIT Ltd. (Cayman Islands)
2.300%	12/15/2018		400,000	393,332

				12,815,982

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Internet & Catalog Retail—0.1%
Amazon.com, Inc.
2.500%	11/29/2022	†	$200,000	$180,639
1.200%	11/29/2017		200,000	196,004
0.650%	11/27/2015		400,000	400,008
Expedia, Inc.
7.456%	08/15/2018		500,000	582,667

				1,359,318

Internet Software & Services—0.1%
eBay, Inc.
4.000%	07/15/2042		100,000	85,022
2.600%	07/15/2022		100,000	92,146
1.350%	07/15/2017		100,000	99,516
0.700%	07/15/2015		200,000	200,613
Google, Inc.
3.625%	05/19/2021		300,000	313,316
2.125%	05/19/2016		300,000	310,138

				1,100,751

IT Services—0.2%
Computer Sciences Corp.
4.450%	09/15/2022		200,000	193,251
2.500%	09/15/2015		300,000	306,342
Fiserv, Inc.
3.500%	10/01/2022		200,000	186,065
International Business Machines Corp.
7.000%	10/30/2025		300,000	377,290
5.700%	09/14/2017		500,000	574,635
1.625%	05/15/2020		400,000	375,654
Western Union Co. (The)
5.253%	04/01/2020		502,000	535,543

				2,548,780

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.
5.000%	07/15/2020		100,000	107,959
Thermo Fisher Scientific, Inc.
2.400%	02/01/2019		750,000	743,901

				851,860

Machinery—0.1%
Caterpillar, Inc.
3.803%	08/15/2042		685,000	578,376
Dover Corp.
5.375%	03/01/2041		300,000	322,674
Parker Hannifin Corp. MTN
3.500%	09/15/2022		100,000	97,931

				998,981

Media—1.1%
21st Century Fox America, Inc.
8.000%	10/17/2016		150,000	176,666
7.750%	12/01/2045		200,000	253,585
6.150%	02/15/2041		300,000	335,518
5.650%	08/15/2020		500,000	561,077
CBS Corp.
7.875%	07/30/2030		250,000	311,824
5.750%	04/15/2020		200,000	224,804
4.850%	07/01/2042		250,000	226,089
1.950%	07/01/2017		300,000	300,797

Coupon Rate	Maturity Date		Face	Value
Comcast Corp.
6.450%	03/15/2037		$500,000	$582,130
6.300%	11/15/2017		700,000	815,957
5.850%	11/15/2015		400,000	437,828
5.650%	06/15/2035		200,000	213,700
4.500%	01/15/2043		200,000	181,362
2.850%	01/15/2023	†	500,000	463,210
COX Communications, Inc.
5.500%	10/01/2015		75,000	80,537
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
6.375%	03/01/2041		500,000	520,128
5.200%	03/15/2020		200,000	218,085
3.800%	03/15/2022		300,000	288,692
3.550%	03/15/2015		200,000	206,654
3.500%	03/01/2016		400,000	420,095
Discovery Communications LLC
5.625%	08/15/2019		400,000	449,684
Historic TW, Inc.
9.150%	02/01/2023		300,000	398,481
NBCUniversal Media LLC
6.400%	04/30/2040		200,000	230,707
5.950%	04/01/2041		250,000	274,419
4.375%	04/01/2021		250,000	265,017
Omnicom Group, Inc.
5.900%	04/15/2016		500,000	553,008
Thomson Reuters Corp. (Canada)
6.500%	07/15/2018		300,000	348,178
Time Warner Cable, Inc.
6.750%	06/15/2039		200,000	188,892
5.850%	05/01/2017		400,000	436,611
Time Warner Entertainment Co. LP
8.375%	03/15/2023		250,000	288,019
8.375%	07/15/2033		250,000	273,050
Time Warner, Inc.
5.875%	11/15/2016		700,000	790,250
5.375%	10/15/2041		250,000	253,790
4.050%	12/15/2023		750,000	749,332
Viacom, Inc.
6.875%	04/30/2036		300,000	347,528
4.500%	03/01/2021		200,000	209,581
4.375%	03/15/2043		200,000	169,518
2.500%	12/15/2016		300,000	310,478
Walt Disney Co. (The) MTN
3.700%	12/01/2042		200,000	167,718
2.350%	12/01/2022		200,000	182,076
1.100%	12/01/2017		250,000	246,580
0.450%	12/01/2015		350,000	349,808
Walt Disney Co. (The), Series B MTN
7.000%	03/01/2032		210,000	269,454

				14,570,917

Metals & Mining—0.6%
Alcoa, Inc.
5.550%	02/01/2017		290,000	312,366
5.400%	04/15/2021	†	300,000	306,845
Barrick PD Australia Finance Pty Ltd. (Australia)
5.950%	10/15/2039		400,000	347,153
BHP Billiton Finance USA Ltd. (Australia)
6.500%	04/01/2019		500,000	600,128
4.125%	02/24/2042		400,000	356,843
1.625%	02/24/2017		400,000	401,390
Freeport-McMoRan Copper & Gold, Inc.
3.875%	03/15/2023		800,000	757,956
3.550%	03/01/2022		400,000	380,824
1.400%	02/13/2015		400,000	402,343

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date	Face	Value
CORPORATE OBLIGATIONS—(Continued)
Newmont Mining Corp.
6.250%	10/01/2039	$200,000	$177,432
3.500%	03/15/2022	400,000	341,062
Rio Tinto Alcan, Inc. (Canada)
6.125%	12/15/2033	150,000	169,308
Rio Tinto Finance USA plc (United Kingdom)
4.750%	03/22/2042	300,000	292,695
2.250%	12/14/2018	400,000	398,490
2.000%	03/22/2017	500,000	502,817
Southern Copper Corp.
7.500%	07/27/2035	250,000	263,017
Teck Resources Ltd. (Canada)
5.200%	03/01/2042	300,000	265,698
3.000%	03/01/2019	300,000	301,297
Vale Overseas Ltd. (Cayman Islands)
6.875%	11/21/2036	400,000	415,101
6.250%	01/23/2017	500,000	557,068
4.625%	09/15/2020	500,000	514,601

			8,064,434

Multiline Retail—0.2%
Dollar General Corp.
1.875%	04/15/2018	500,000	484,179
Kohl’s Corp.
4.000%	11/01/2021	300,000	300,372
Macy’s Retail Holdings, Inc.
6.900%	04/01/2029	100,000	113,755
6.650%	07/15/2024	100,000	115,775
5.900%	12/01/2016	500,000	561,219
4.300%	02/15/2043	200,000	169,439
Nordstrom, Inc.
4.000%	10/15/2021	100,000	103,885
Target Corp.
6.000%	01/15/2018	500,000	577,941
4.000%	07/01/2042	200,000	174,177

			2,600,742

Multi-Utilities—0.3%
Ameren Illinois Co.
2.700%	09/01/2022	400,000	375,092
Consolidated Edison Co. of New York, Inc., Series 06-C
5.500%	09/15/2016	500,000	558,509
Consumers Energy Co., Series P
5.500%	08/15/2016	150,000	167,350
Dominion Resources, Inc., Series A
5.600%	11/15/2016	300,000	334,206
Dominion Resources, Inc., Series C
4.900%	08/01/2041	300,000	289,013
MidAmerican Energy Holdings Co.
6.125%	04/01/2036	200,000	227,937
Nisource Finance Corp.
5.450%	09/15/2020	500,000	556,784
5.250%	02/15/2043	300,000	292,613
Puget Sound Energy, Inc.
4.434%	11/15/2041	300,000	286,766
Sempra Energy
6.150%	06/15/2018	250,000	287,278

			3,375,548

Coupon Rate	Maturity Date		Face	Value
Office Electronics—0.1%
Xerox Corp.
6.350%	05/15/2018	†	$500,000	$571,992
4.500%	05/15/2021		200,000	206,179
4.250%	02/15/2015		300,000	311,314

				1,089,485

Oil, Gas & Consumable Fuels—2.2%
Alberta Energy Co. Ltd. (Canada)
7.375%	11/01/2031		400,000	470,865
Anadarko Petroleum Corp.
8.700%	03/15/2019		500,000	633,723
Apache Corp.
5.250%	02/01/2042		500,000	521,059
Apache Finance Canada Corp. (Canada)
7.750%	12/15/2029		150,000	199,524
Boardwalk Pipelines LP
3.375%	02/01/2023		200,000	180,171
BP Capital Markets plc (United Kingdom)
4.500%	10/01/2020		300,000	324,598
3.245%	05/06/2022		200,000	194,203
3.200%	03/11/2016		400,000	420,255
2.750%	05/10/2023		500,000	457,473
1.846%	05/05/2017		200,000	202,171
Buckeye Partners LP
2.650%	11/15/2018		250,000	246,605
Canadian Natural Resources Ltd. (Canada)
5.850%	02/01/2035		500,000	532,011
3.450%	11/15/2021		200,000	196,866
Cenovus Energy, Inc. (Canada)
5.700%	10/15/2019		200,000	228,111
CenterPoint Energy Resources Corp.
4.500%	01/15/2021		434,000	463,615
Chevron Corp.
3.191%	06/24/2023		400,000	384,756
2.355%	12/05/2022		400,000	364,556
CNOOC Finance 2013 Ltd. (Virgin Islands, British)
4.250%	05/09/2043		200,000	169,165
3.000%	05/09/2023		200,000	178,993
1.750%	05/09/2018		200,000	195,704
1.125%	05/09/2016		200,000	199,378
ConocoPhillips Canada Funding Co. I (Canada)
5.950%	10/15/2036		500,000	585,251
5.625%	10/15/2016		500,000	559,798
ConocoPhillips Holding Co.
6.950%	04/15/2029		500,000	634,287
Devon Energy Corp.
5.600%	07/15/2041		100,000	104,579
2.400%	07/15/2016	†	300,000	308,670
1.875%	05/15/2017		300,000	302,425
Ecopetrol SA (Colombia)
4.250%	09/18/2018		500,000	528,750
El Paso Pipeline Partners Operating Co. LLC
4.700%	11/01/2042		200,000	172,216
Enbridge Energy Partners LP
9.875%	03/01/2019		300,000	388,574
Encana Corp. (Canada)
5.150%	11/15/2041		300,000	282,257
3.900%	11/15/2021		300,000	298,366
Energy Transfer Partners LP
6.500%	02/01/2042		400,000	431,329
5.950%	02/01/2015		500,000	526,913
5.200%	02/01/2022		300,000	316,346

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date	Face	Value
CORPORATE OBLIGATIONS—(Continued)
Enterprise Products Operating LLC
5.950%	02/01/2041	$200,000	$218,572
4.450%	02/15/2043	200,000	177,344
3.700%	06/01/2015	100,000	104,149
3.200%	02/01/2016	200,000	208,731
Enterprise Products Operating LLC, Series D
6.875%	03/01/2033	150,000	179,828
EOG Resources, Inc.
4.100%	02/01/2021	300,000	313,860
Hess Corp.
7.300%	08/15/2031	250,000	306,131
Kinder Morgan Energy Partners LP
6.550%	09/15/2040	300,000	332,524
6.500%	02/01/2037	300,000	329,764
5.950%	02/15/2018	300,000	341,234
5.000%	03/01/2043	200,000	185,270
4.150%	03/01/2022	500,000	497,214
3.500%	09/01/2023	400,000	368,011
Magellan Midstream Partners LP
4.200%	12/01/2042	200,000	169,724
Marathon Oil Corp.
5.900%	03/15/2018	455,000	518,223
Nexen Energy ULC (Canada)
6.400%	05/15/2037	500,000	570,978
Noble Energy, Inc.
5.250%	11/15/2043	300,000	300,882
Occidental Petroleum Corp.
2.700%	02/15/2023	300,000	275,186
ONEOK Partners LP
6.150%	10/01/2016	160,000	179,791
3.375%	10/01/2022	300,000	280,965
Petrobras Global Finance BV (Netherlands)
4.375%	05/20/2023	400,000	360,357
Petro-Canada (Canada)
5.950%	05/15/2035	100,000	108,651
Phillips 66
4.300%	04/01/2022	400,000	407,188
1.950%	03/05/2015	500,000	507,112
Pioneer Natural Resources Co.
3.950%	07/15/2022	200,000	201,119
Plains All American Pipeline LP/PAA Finance Corp.
4.300%	01/31/2043	200,000	173,971
3.950%	09/15/2015	300,000	315,614
2.850%	01/31/2023	400,000	364,392
Southern Natural Gas Co./Southern Natural Issuing Corp.
4.400%	06/15/2021	200,000	205,894
Statoil ASA (Norway)
5.100%	08/17/2040	300,000	312,512
3.150%	01/23/2022	500,000	489,151
2.650%	01/15/2024	300,000	271,185
1.150%	05/15/2018	300,000	290,108
Suncor Energy, Inc. (Canada)
7.150%	02/01/2032	500,000	639,506
Sunoco Logistics Partners Operations LP
4.950%	01/15/2043	200,000	178,571
3.450%	01/15/2023	200,000	184,119
Talisman Energy, Inc. (Canada)
6.250%	02/01/2038	300,000	306,009
Tennessee Gas Pipeline Co. LLC
7.000%	10/15/2028	350,000	413,920

Coupon Rate	Maturity Date	Face	Value
Texas Eastern Transmission LP
7.000%	07/15/2032	$150,000	$179,465
Total Capital International SA (France)
3.700%	01/15/2024	250,000	247,707
2.875%	02/17/2022	400,000	381,063
Total Capital SA (France)
4.450%	06/24/2020	300,000	327,255
3.000%	06/24/2015	300,000	310,857
TransCanada PipeLines Ltd. (Canada)
5.850%	03/15/2036	500,000	545,946
3.750%	10/16/2023	400,000	390,653
Valero Energy Corp.
6.125%	06/15/2017	250,000	285,273
Western Gas Partners LP
2.600%	08/15/2018	250,000	247,237
Williams Cos., Inc. (The)
7.875%	09/01/2021	230,000	265,606
Williams Partners LP
6.300%	04/15/2040	100,000	107,828
5.250%	03/15/2020	100,000	109,493
4.500%	11/15/2023	350,000	348,308
3.800%	02/15/2015	100,000	103,340

			27,641,354

Paper & Forest Products—0.0%
International Paper Co.
7.500%	08/15/2021	500,000	613,869

Pharmaceuticals—0.9%
AbbVie, Inc.
4.400%	11/06/2042	300,000	280,909
2.900%	11/06/2022	300,000	280,935
2.000%	11/06/2018	300,000	297,104
1.750%	11/06/2017	300,000	299,763
1.200%	11/06/2015	300,000	303,187
AstraZeneca plc (United Kingdom)
5.900%	09/15/2017	250,000	286,108
4.000%	09/18/2042	300,000	261,954
Bristol-Myers Squibb Co.
5.875%	11/15/2036	155,000	177,972
5.450%	05/01/2018	250,000	286,461
3.250%	08/01/2042	200,000	155,971
Eli Lilly & Co.
6.770%	01/01/2036	250,000	314,478
GlaxoSmithKline Capital plc (United Kingdom)
2.850%	05/08/2022	300,000	283,462
0.750%	05/08/2015	300,000	301,293
GlaxoSmithKline Capital, Inc.
2.800%	03/18/2023	200,000	185,599
Johnson & Johnson
4.950%	05/15/2033	200,000	215,864
4.850%	05/15/2041	200,000	210,298
3.550%	05/15/2021	200,000	208,417
2.150%	05/15/2016	200,000	206,845
Merck & Co., Inc.
6.550%	09/15/2037	200,000	250,199
6.500%	12/01/2033	250,000	312,632
3.600%	09/15/2042	200,000	166,351
2.400%	09/15/2022	200,000	183,040
1.100%	01/31/2018	200,000	194,591
Merck Sharp & Dohme Corp.
4.750%	03/01/2015	350,000	367,454
Mylan, Inc.
5.400%	11/29/2043	250,000	252,948
1.350%	11/29/2016	250,000	249,719

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value
CORPORATE OBLIGATIONS—(Continued)
Novartis Capital Corp.
2.900%	04/24/2015		$200,000	$206,734
Novartis Securities Investment Ltd. (Bermuda)
5.125%	02/10/2019		500,000	566,828
Perrigo Co. plc (Ireland)
2.300%	11/08/2018	^	300,000	296,446
Pfizer, Inc.
5.350%	03/15/2015		500,000	528,482
3.000%	06/15/2023		1,000,000	941,476
Pharmacia Corp.
6.500%	12/01/2018		350,000	421,114
Sanofi (France)
2.625%	03/29/2016		400,000	416,168
Teva Pharmaceutical Finance Co. LLC
6.150%	02/01/2036		250,000	274,690
Teva Pharmaceutical Finance II BV / Teva Pharmaceutical Finance III LLC (Curacao)
3.000%	06/15/2015		300,000	309,721
Wyeth LLC
6.500%	02/01/2034		250,000	306,950
Zoetis, Inc.
4.700%	02/01/2043		200,000	187,649
3.250%	02/01/2023		300,000	281,244
1.150%	02/01/2016		300,000	300,494

				11,571,550

Real Estate Investment Trusts (REITs)—0.7%
American Tower Corp.
4.500%	01/15/2018		500,000	536,127
3.500%	01/31/2023		400,000	365,392
AvalonBay Communities, Inc. MTN
2.850%	03/15/2023		300,000	270,828
Boston Properties LP
4.125%	05/15/2021		300,000	307,448
3.125%	09/01/2023		450,000	411,866
Brandywine Operating Partnership LP
3.950%	02/15/2023		300,000	281,744
Camden Property Trust
5.000%	06/15/2015		200,000	211,460
CubeSmart LP
4.375%	12/15/2023		300,000	293,699
DDR Corp.
4.625%	07/15/2022		200,000	204,345
Duke Realty LP
7.375%	02/15/2015		150,000	160,487
3.875%	10/15/2022		200,000	190,433
ERP Operating LP
5.375%	08/01/2016		500,000	551,623
3.000%	04/15/2023		200,000	182,991
Federal Realty Investment Trust
2.750%	06/01/2023		200,000	180,099
HCP, Inc.
4.250%	11/15/2023		400,000	392,058
HCP, Inc. MTN
6.700%	01/30/2018		250,000	290,844
Health Care REIT, Inc.
6.125%	04/15/2020		300,000	338,092
4.500%	01/15/2024		200,000	197,865
Hospitality Properties Trust
5.000%	08/15/2022		300,000	305,376

Coupon Rate	Maturity Date		Face	Value
Host Hotels & Resorts LP
6.000%	10/01/2021		$300,000	$327,142
Kimco Realty Corp.
3.125%	06/01/2023		200,000	182,243
Liberty Property LP
3.375%	06/15/2023		300,000	273,580
Realty Income Corp.
5.875%	03/15/2035		200,000	208,791
Simon Property Group LP
4.750%	03/15/2042		400,000	388,480
4.375%	03/01/2021		400,000	423,568
2.800%	01/30/2017		500,000	517,505
Ventas Realty LP/Ventas Capital Corp.
4.250%	03/01/2022		400,000	403,188
Weyerhaeuser Co.
7.375%	03/15/2032		300,000	368,088

				8,765,362

Road & Rail—0.4%
Burlington Northern Santa Fe LLC
5.650%	05/01/2017		500,000	561,186
5.150%	09/01/2043		350,000	356,907
3.450%	09/15/2021		200,000	197,848
Canadian National Railway Co. (Canada)
2.250%	11/15/2022		300,000	269,468
Canadian Pacific Railway Co. (Canada)
7.250%	05/15/2019		300,000	363,728
CSX Corp.
7.375%	02/01/2019		300,000	364,359
6.250%	04/01/2015		20,000	21,383
6.000%	10/01/2036		334,000	367,007
Norfolk Southern Corp.
5.900%	06/15/2019		300,000	347,338
4.800%	08/15/2043		350,000	340,284
3.250%	12/01/2021		200,000	194,129
Ryder System, Inc. MTN
3.150%	03/02/2015		300,000	307,412
2.350%	02/26/2019		400,000	392,153
Union Pacific Corp.
4.821%	02/01/2044	^	557,000	541,568

				4,624,770

Semiconductors & Semiconductor Equipment—0.1%
Intel Corp.
4.800%	10/01/2041		300,000	293,677
4.250%	12/15/2042		200,000	177,459
3.300%	10/01/2021		300,000	298,554
1.350%	12/15/2017		400,000	395,714

				1,165,404

Software—0.3%
Microsoft Corp.
4.500%	10/01/2040		300,000	286,074
3.625%	12/15/2023		750,000	752,698
1.625%	09/25/2015		400,000	408,506
Oracle Corp.
5.750%	04/15/2018		500,000	578,341
5.375%	07/15/2040		500,000	535,828
5.250%	01/15/2016		500,000	546,068
2.500%	10/15/2022		400,000	367,086

				3,474,601

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date	Face	Value
CORPORATE OBLIGATIONS—(Continued)
Specialty Retail—0.2%
Gap, Inc. (The)
5.950%	04/12/2021	$200,000	$221,324
Home Depot, Inc. (The)
5.875%	12/16/2036	550,000	636,756
5.400%	03/01/2016	400,000	438,982
Lowe’s Cos., Inc.
5.800%	04/15/2040	300,000	338,202
5.400%	10/15/2016	400,000	448,309

			2,083,573

Textiles, Apparel & Luxury Goods—0.0%
NIKE, Inc.
3.625%	05/01/2043	300,000	252,732
2.250%	05/01/2023	300,000	268,793

			521,525

Thrifts & Mortgage Finance—0.0%
Abbey National Treasury Services plc (United Kingdom)
3.050%	08/23/2018	350,000	360,024

Tobacco—0.2%
Altria Group, Inc.
9.950%	11/10/2038	97,000	148,401
9.250%	08/06/2019	524,000	691,061
Lorillard Tobacco Co.
6.875%	05/01/2020	300,000	346,674
Philip Morris International, Inc.
5.650%	05/16/2018	500,000	574,825
4.375%	11/15/2041	200,000	182,990
2.900%	11/15/2021	200,000	191,263
1.125%	08/21/2017	300,000	294,350

			2,429,564

Trading Companies & Distributors—0.0%
Air Lease Corp.
3.375%	01/15/2019	200,000	201,000
GATX Corp.
4.750%	06/15/2022	300,000	305,623

			506,623

Wireless Telecommunication Services—0.3%
America Movil SAB de CV (Mexico)
6.125%	03/30/2040	300,000	320,435
5.000%	03/30/2020	400,000	435,225
Rogers Communications, Inc. (Canada)
6.800%	08/15/2018	500,000	596,521
Telefonica Europe BV (Netherlands)
8.250%	09/15/2030	350,000	418,547
Vodafone Group plc (United Kingdom)
7.875%	02/15/2030	250,000	313,835
6.150%	02/27/2037	200,000	217,443
5.625%	02/27/2017	500,000	559,751
5.375%	01/30/2015	250,000	262,367
1.500%	02/19/2018	300,000	292,787

			3,416,911

TOTAL CORPORATE OBLIGATIONS
(Cost $275,929,212)			290,504,993

Coupon Rate	Maturity Date		Face	Value
MORTGAGE-BACKED SECURITIES—31.5%
Commercial Mortgage-Backed Securities— 1.6%
Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4
5.889%	07/10/2044	#	$497,212	$541,588
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A2
5.633%	04/10/2049	#	121,186	121,644
Banc of America Commercial Mortgage Trust, Series 2007-5, Class A4
5.492%	02/10/2051		2,000,000	2,188,406
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class A4
5.184%	09/10/2047	#	800,000	852,169
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-6, Class AM
5.184%	09/10/2047	#	1,000,000	1,075,214
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4
4.674%	06/11/2041		718,308	747,456
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A4A
5.138%	10/12/2042	#	921,000	978,585
Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4
5.537%	10/12/2041		1,000,000	1,094,119
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A4
5.218%	07/15/2044	#	900,000	954,908
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4
5.322%	12/11/2049		1,000,000	1,096,680
GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AM
5.290%	11/10/2045	#	750,000	795,149
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4
5.736%	12/10/2049		1,000,000	1,118,643
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4
5.444%	03/10/2039		1,000,000	1,100,013
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A4
5.553%	04/10/2038	#	800,000	862,134
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4
5.560%	11/10/2039		1,200,000	1,317,113
GS Mortgage Securities Corp. II, Series 2012-GCJ7, Class A4
3.377%	05/10/2045		1,000,000	995,635
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A4
4.738%	07/15/2042		935,000	974,596
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20, Class A4
5.794%	02/12/2051	#	500,000	561,391
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3
5.420%	01/15/2049		500,000	549,326
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4
5.414%	07/12/2046	#	749,135	813,028
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4
2.858%	11/15/2045		500,000	471,673

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value
MORTGAGE-BACKED SECURITIES—(Continued)
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5
2.850%	12/10/2045		$500,000	$467,663
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AM
5.795%	07/15/2045	#	1,000,000	1,091,071

				20,768,204

U.S. Government Agency Mortgage-Backed Securities—29.9%
Federal Home Loan Mortgage Corp.
7.500%	06/01/2027-
	10/01/2029		182,770	209,222
7.000%	02/01/2016-
	09/01/2036		337,542	368,325
6.500%	07/01/2014-
	01/01/2039		1,414,886	1,577,986
6.201%	01/01/2037	#	76,891	79,755
6.000%	11/01/2016-
	10/01/2038		3,870,489	4,299,516
5.711%	01/01/2037	#	43,886	46,387
5.669%	02/01/2037	#	142,798	149,573
5.500%	02/01/2018-
	08/01/2039		6,552,678	7,167,894
5.000%	08/01/2017-
	04/01/2041		9,634,039	10,408,599
4.500%	08/01/2018-
	08/01/2041		13,407,579	14,242,510
4.000%	05/01/2019-
	03/01/2042		11,966,987	12,404,616
3.500%	10/01/2025-
	12/01/2043		10,446,706	10,574,034
3.441%	06/01/2041	#	111,167	117,578
3.000%	03/01/2027-
	10/01/2043		12,165,011	11,819,612
2.662%	01/01/2042	#	274,583	287,552
2.500%	08/01/2027-
	01/15/2044		5,162,780	5,112,470
2.463%	10/01/2043	#	793,735	800,814
2.138%	08/01/2043	#	892,636	888,945
Federal Home Loan Mortgage Corp. TBA
5.000%	01/15/2044		400,000	431,438
4.500%	01/15/2029-
	01/15/2044		400,000	423,152
4.000%	01/15/2029-
	01/15/2044		2,900,000	2,987,672
3.500%	01/15/2029-
	01/15/2044		7,100,000	7,026,625
3.000%	01/15/2029-
	01/15/2044		8,500,000	8,182,140
2.500%	01/15/2029		3,600,000	3,567,797
Federal National Mortgage Association
7.500%	06/01/2030-
	07/01/2031		20,347	22,224
7.000%	03/01/2030-
	04/01/2038		741,362	819,075
6.500%	02/01/2017-
	10/01/2039		1,665,802	1,869,837
6.000%	04/01/2014-
	11/01/2039		5,250,019	5,844,470

Coupon Rate	Maturity Date		Face	Value
5.500%	01/01/2018-
	05/01/2040		$10,472,858	$11,531,114
5.000%	03/01/2018-
	05/01/2041		11,476,324	12,480,763
4.970%	01/01/2037	#	324,438	347,216
4.500%	03/01/2018-
	11/01/2041		20,128,050	21,396,494
4.000%	08/01/2018-
	03/01/2042		21,309,067	22,117,763
3.605%	08/01/2040	#	163,368	172,264
3.581%	05/01/2041	#	234,075	246,618
3.500%	10/01/2025-
	12/01/2043		23,193,061	23,373,378
3.476%	02/01/2041	#	108,609	112,719
3.260%	07/01/2040	#	337,982	360,153
3.143%	06/01/2040	#	142,037	150,626
3.000%	07/01/2027-
	09/01/2043		16,700,179	16,121,702
2.832%	01/01/2042	#	524,735	542,045
2.722%	12/01/2043	#	98,652	101,335
2.705%	05/01/2035	#	192,356	206,316
2.701%	02/01/2037	#	80,091	85,494
2.500%	08/01/2027-
	07/01/2033		4,820,808	4,771,325
2.442%	05/01/2035	#	335,624	356,793
2.392%	10/01/2035	#	434,324	459,477
2.354%	03/01/2037	#	1,479,534	1,570,440
Federal National Mortgage Association TBA
5.000%	01/25/2029-
	01/25/2044		1,500,000	1,617,149
4.500%	01/25/2029-
	01/25/2044		1,200,000	1,271,414
4.000%	01/25/2044		8,690,000	8,947,984
3.500%	01/25/2029-
	01/25/2044		10,400,000	10,370,856
3.000%	01/25/2029-
	01/25/2044		20,100,000	19,485,930
2.500%	01/25/2029-
	01/25/2044		9,000,000	8,825,235
Government National Mortgage Association
7.500%	12/15/2029-
	05/15/2032		278,246	332,529
6.500%	03/15/2026-
	01/15/2039		1,054,651	1,178,362
6.000%	02/15/2033-
	12/15/2039		2,367,729	2,648,137
5.500%	01/15/2024-
	07/20/2040		4,105,361	4,543,139
5.000%	05/15/2033-
	11/20/2043		10,079,448	11,008,144
4.500%	04/20/2026-
	05/20/2043		15,166,235	16,275,244
4.000%	08/15/2024-
	03/20/2042		10,565,256	11,040,649
3.500%	12/15/2025-
	04/20/2043		13,197,923	13,360,511
3.500%	12/20/2040-
	05/20/2041	#	1,226,367	1,289,800
3.000%	02/20/2041-
	07/20/2042	#	1,660,397	1,734,547
3.000%	04/15/2027-
	10/20/2043		7,619,615	7,453,486
2.500%	12/20/2027-
	07/20/2043		898,833	883,599

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value
MORTGAGE-BACKED SECURITIES—(Continued)
2.500%	11/20/2040-
	11/20/2043	#	$1,072,143	$1,111,745
2.000%	10/20/2042-
	06/20/2043	#	743,376	770,685
Government National Mortgage Association TBA
5.000%	01/15/2044		100,000	108,371
4.500%	01/15/2044		1,900,000	2,031,961
4.000%	01/15/2044		5,300,000	5,512,207
3.500%	01/15/2044		9,800,000	9,888,633
3.000%	01/15/2044		12,200,000	11,789,985
2.500%	01/15/2044		500,000	459,121

				382,173,276

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $398,837,427)				402,941,480

U.S. TREASURY OBLIGATIONS—35.2%
U.S. Treasury Bonds—4.7%
U.S. Treasury Bond
11.250%	02/15/2015		1,300,000	1,460,875
9.875%	11/15/2015		2,470,000	2,908,183
9.125%	05/15/2018		1,060,000	1,406,819
8.750%	05/15/2017-
	08/15/2020		795,000	1,094,736
8.500%	02/15/2020		991,000	1,359,258
8.125%	08/15/2019-
	08/15/2021		575,000	779,537
8.000%	11/15/2021		920,000	1,278,369
7.625%	11/15/2022		250,000	346,592
7.500%	11/15/2016		800,000	953,750
7.250%	05/15/2016		577,000	668,419
6.875%	08/15/2025		370,000	503,951
6.625%	02/15/2027		300,000	405,492
6.500%	11/15/2026		920,000	1,229,207
6.375%	08/15/2027		300,000	398,461
6.250%	08/15/2023		738,000	948,330
6.125%	11/15/2027-
	08/15/2029		1,710,000	2,228,244
6.000%	02/15/2026		265,000	338,434
5.500%	08/15/2028		1,160,000	1,430,335
5.375%	02/15/2031		1,400,000	1,716,313
5.250%	11/15/2028	†	860,000	1,035,763
4.750%	02/15/2041		2,120,000	2,439,989
4.625%	02/15/2040		1,470,000	1,660,641
4.500%	02/15/2036		1,250,000	1,391,406
4.375%	11/15/2039-
	05/15/2041		5,560,000	6,040,010
4.250%	05/15/2039-
	11/15/2040		3,330,000	3,547,053
3.875%	08/15/2040		1,730,000	1,731,081
3.750%	08/15/2041-
	11/15/2043		4,540,000	4,408,647
3.500%	02/15/2039		1,540,000	1,450,728
3.125%	11/15/2041-
	02/15/2043		7,980,000	6,873,302
3.000%	05/15/2042		1,581,000	1,326,310
2.875%	05/15/2043		3,175,000	2,573,982
2.750%	08/15/2042-
	11/15/2042		5,573,000	4,411,717

				60,345,934

Coupon Rate	Maturity Date		Face	Value
U.S. Treasury Notes—30.5%
U.S. Treasury Note
5.125%	05/15/2016		$330,000	$365,785
4.875%	08/15/2016		1,050,000	1,166,772
4.750%	08/15/2017		529,000	597,791
4.625%	11/15/2016		1,520,000	1,687,496
4.500%	02/15/2016		1,360,000	1,477,885
4.250%	08/15/2015-
	11/15/2017		2,530,000	2,723,271
4.125%	05/15/2015		1,070,000	1,127,136
4.000%	02/15/2015		1,626,000	1,695,295
3.875%	05/15/2018		500,000	551,250
3.625%	08/15/2019-
	02/15/2021		11,000,000	11,939,509
3.500%	02/15/2018-
	05/15/2020		4,891,000	5,294,402
3.375%	11/15/2019		1,495,000	1,608,527
3.250%	05/31/2016-
	03/31/2017		8,990,000	9,624,163
3.125%	10/31/2016-
	05/15/2021		10,015,000	10,611,323
3.000%	08/31/2016-
	02/28/2017		4,947,000	5,263,331
2.875%	03/31/2018		1,060,000	1,123,724
2.750%	11/30/2016-
	02/28/2018		4,830,000	5,106,893
2.750%	11/15/2023	†	2,780,000	2,719,838
2.625%	02/29/2016-
	11/15/2020		9,052,000	9,343,043
2.500%	03/31/2015-
	08/15/2023		9,566,000	9,504,722
2.375%	02/28/2015-
	12/31/2020		10,789,000	11,088,890
2.250%	01/31/2015-
	11/30/2017		5,510,000	5,680,818
2.125%	05/31/2015-
	08/15/2021		8,750,000	8,869,944
2.000%	01/31/2016-
	02/15/2023		23,555,000	22,870,087
1.875%	06/30/2015-
	06/30/2020		9,471,000	9,561,775
1.750%	07/31/2015-
	05/15/2023		14,020,000	13,315,667
1.625%	08/15/2022-
	11/15/2022		4,075,000	3,681,749
1.500%	06/30/2016-
	03/31/2019		12,557,000	12,557,792
1.375%	11/30/2015-
	05/31/2020		20,807,000	20,381,023
1.250%	08/31/2015-
	10/31/2019		17,790,000	17,637,860
1.125%	05/31/2019-
	04/30/2020		8,320,000	7,843,070
1.000%	08/31/2016-
	09/30/2019		26,248,000	25,747,464
0.875%	09/15/2016-
	07/31/2019		21,897,000	21,774,583
0.750%	06/30/2017-
	03/31/2018		14,510,000	14,201,010
0.625%	07/15/2016-
	04/30/2018		26,550,000	26,179,498
0.500%	06/15/2016-
	07/31/2017		5,500,000	5,444,922
0.375%	03/15/2015-
	03/15/2016		26,160,000	26,181,566

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date	Face	Value
U.S. TREASURY OBLIGATIONS—(Continued)
0.250%	01/15/2015-
	05/15/2016	$50,448,000	$50,404,505
0.125%	04/30/2015	3,000,000	2,996,718

			389,951,097

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $459,249,522)			450,297,031

GOVERNMENT RELATED OBLIGATIONS—9.4%
U.S. Government Agencies—3.8%
Federal Farm Credit Bank
4.875%	12/16/2015	1,245,000	1,353,930
0.730%	08/15/2016	100,000	100,005
0.540%	11/07/2016	300,000	298,251
Federal Home Loan Bank
5.500%	07/15/2036	500,000	580,385
4.875%	09/08/2017	1,250,000	1,409,395
4.750%	12/16/2016	1,000,000	1,117,648
2.875%	06/12/2015	900,000	933,394
1.625%	06/14/2019	1,000,000	975,283
1.250%	02/28/2018	300,000	294,148
0.450%	12/28/2015	250,000	249,856
0.375%	06/24/2016	500,000	498,611
Federal Home Loan Bank, Series 1
1.000%	06/21/2017	1,500,000	1,496,594
Federal Home Loan Bank, Series 656
5.375%	05/18/2016	900,000	1,002,583
Federal Home Loan Mortgage Corp.
6.250%	07/15/2032	650,000	824,695
5.500%	07/18/2016	1,000,000	1,122,662
5.125%	11/17/2017	800,000	913,609
4.875%	06/13/2018	1,000,000	1,137,453
4.750%	11/17/2015	1,000,000	1,081,351
4.500%	01/15/2015	350,000	365,661
4.375%	07/17/2015	1,400,000	1,488,655
3.750%	03/27/2019	500,000	545,636
2.875%	02/09/2015	1,000,000	1,029,526
2.375%	01/13/2022	1,000,000	957,695
2.250%	03/13/2020	450,000	442,867
2.000%	08/25/2016	1,500,000	1,552,170
1.250%	05/12/2017-
	08/01/2019	2,000,000	1,960,861
1.200%	06/12/2018	200,000	196,610
0.950%	10/17/2016	500,000	500,146
0.700%	09/27/2016	280,000	279,263
0.500%	04/17/2015-
	01/28/2016	1,300,000	1,303,392
0.420%	09/18/2015	700,000	700,640
0.320%	04/29/2015	510,000	510,064
Federal Home Loan Mortgage Corp. MTN
5.050%	01/26/2015	300,000	315,550
Federal National Mortgage Association
7.250%	05/15/2030	400,000	550,549
6.625%	11/15/2030	500,000	652,185
6.250%	05/15/2029	740,000	930,136
6.000%	04/18/2036	250,000	273,965
5.000%	04/15/2015-
	05/11/2017	2,550,000	2,785,463
4.375%	10/15/2015	1,000,000	1,070,965
2.500%	02/22/2023	300,000	274,436

Coupon Rate	Maturity Date		Face	Value
2.375%	07/28/2015		$1,000,000	$1,032,006
1.250%	09/28/2016-
	01/30/2017		1,000,000	1,013,878
1.125%	04/27/2017		1,000,000	1,004,707
1.070%	09/27/2017		500,000	494,564
1.000%	12/28/2017-
	04/30/2018		1,470,000	1,433,715
0.950%	08/23/2017		750,000	742,099
0.550%	02/27/2015		650,000	650,409
0.520%	05/27/2016		500,000	498,978
0.500%	07/02/2015-
	04/29/2016		1,985,000	1,985,483
0.375%	07/05/2016		1,000,000	993,688
0.000%	06/01/2017		400,000	381,957
Federal National Mortgage Association, Series 1
0.500%	09/28/2015		1,000,000	1,002,200
Financing Corp. Fico
8.600%	09/26/2019		500,000	661,943
Financing Corp. Fico, Series E
9.650%	11/02/2018		500,000	676,220
Israel Government AID Bond (Israel)
5.500%	04/26/2024		350,000	405,193
Tennessee Valley Authority
5.250%	09/15/2039		500,000	535,585
Tennessee Valley Authority, Series E
6.250%	12/15/2017		1,200,000	1,421,298

				49,010,211

Non-U.S. Government Agencies—1.4%
Export Development Canada (Canada)
2.250%	05/28/2015		300,000	308,195
0.625%	12/15/2016	†	350,000	347,817
Export-Import Bank of Korea (Korea, Republic of)
5.125%	03/16/2015		500,000	526,009
5.000%	04/11/2022		400,000	436,197
FMS Wertmanagement AoeR (Germany)
1.625%	11/20/2018		350,000	345,853
0.625%	04/18/2016		400,000	396,078
Japan Bank for International Cooperation (Japan)
2.500%	05/18/2016		400,000	416,258
1.750%	07/31/2018		500,000	496,484
Japan Bank for International Cooperation, Series DTC (Japan)
1.125%	07/19/2017	†	500,000	497,465
KFW (Germany)
4.875%	01/17/2017		500,000	559,600
4.500%	07/16/2018		500,000	560,481
4.000%	01/27/2020		300,000	327,104
2.625%	03/03/2015		1,050,000	1,078,819
2.125%	01/17/2023		500,000	460,031
2.000%	10/04/2022		500,000	458,823
1.250%	02/15/2017		400,000	404,176
0.625%	04/24/2015-
	12/15/2016		1,350,000	1,352,581
KFW MTN (Germany)
4.375%	03/15/2018		500,000	556,683
2.750%	09/08/2020-
	10/01/2020		1,000,000	1,009,488
0.500%	04/19/2016		500,000	494,465
Korea Development Bank (The) (Korea, Republic of)
3.875%	05/04/2017		300,000	316,959
Korea Finance Corp. (Korea, Republic of)
2.875%	08/22/2018		350,000	352,971
Landwirtschaftliche Rentenbank (Germany)
5.125%	02/01/2017		300,000	337,762

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value
GOVERNMENT RELATED OBLIGATIONS—(Continued)
Landwirtschaftliche Rentenbank, Series G13 (Germany)
4.875%	11/16/2015		$750,000	$811,117
Oesterreichische Kontrollbank AG (Austria)
2.000%	06/03/2016		300,000	309,087
Pemex Project Funding Master Trust
6.625%	06/15/2035		500,000	528,750
Petrobras International Finance Co. (Cayman Islands)
8.375%	12/10/2018		250,000	294,463
6.750%	01/27/2041		300,000	280,630
6.125%	10/06/2016		500,000	544,031
5.375%	01/27/2021		600,000	598,433
2.875%	02/06/2015		500,000	508,751
Petroleos Mexicanos (Mexico)
8.000%	05/03/2019		250,000	303,750
5.500%	01/21/2021-
	06/27/2044		900,000	907,000
4.875%	03/15/2015		400,000	420,800
Svensk Exportkredit AB (Sweden)
5.125%	03/01/2017		500,000	562,360

				18,109,471

Sovereign Debt—1.5%
Brazilian Government International Bond (Brazil)
11.000%	08/17/2040		260,000	295,750
10.125%	05/15/2027		435,000	643,800
8.875%	04/15/2024		400,000	534,800
7.875%	03/07/2015		455,000	491,173
7.125%	01/20/2037		460,000	529,000
5.875%	01/15/2019		500,000	562,500
4.875%	01/22/2021		200,000	212,000
Chile Government International Bond (Chile)
3.875%	08/05/2020		500,000	522,500
Colombia Government International Bond (Colombia)
11.750%	02/25/2020		200,000	288,000
8.125%	05/21/2024		200,000	258,000
7.375%	09/18/2037		200,000	247,000
Israel Government International Bond (Israel)
4.000%	06/30/2022		400,000	416,748
Mexico Government International Bond (Mexico)
6.050%	01/11/2040		500,000	546,250
3.625%	03/15/2022	†	300,000	300,750
Mexico Government International Bond MTN (Mexico)
4.750%	03/08/2044		200,000	181,250
Panama Government International Bond (Panama)
6.700%	01/26/2036		288,000	323,280
5.200%	01/30/2020		300,000	328,125
Peruvian Government International Bond (Peru)
7.350%	07/21/2025		400,000	506,000
6.550%	03/14/2037		500,000	577,500
Philippine Government International Bond (Philippines)
10.625%	03/16/2025		600,000	923,250
9.500%	02/02/2030		600,000	900,000
9.375%	01/18/2017		200,000	245,250
8.875%	03/17/2015		200,000	218,650
6.500%	01/20/2020		300,000	353,625
5.000%	01/13/2037		500,000	521,250
Poland Government International Bond (Poland)
6.375%	07/15/2019		500,000	585,625
5.125%	04/21/2021		300,000	326,625
3.875%	07/16/2015		300,000	314,640

Coupon Rate	Maturity Date		Face	Value
Republic of Finland (Finland)
6.950%	02/15/2026		$150,000	$192,042
Republic of Italy (Italy)
6.875%	09/27/2023		450,000	537,923
5.375%	06/15/2033	†	500,000	522,083
Republic of Korea (Korea, Republic of)
3.875%	09/11/2023		250,000	254,753
South Africa Government International Bond (South Africa)
6.875%	05/27/2019		500,000	574,375
State of Israel (Israel)
5.500%	11/09/2016		300,000	335,864
Turkey Government International Bond (Turkey)
8.000%	02/14/2034		600,000	669,000
7.250%	03/15/2015		300,000	317,970
7.000%	09/26/2016		200,000	220,000
4.875%	04/16/2043		1,000,000	770,500
3.250%	03/23/2023		800,000	662,000
United Mexican States (Mexico)
8.125%	12/30/2019	†	750,000	1,000,125
United Mexican States MTN (Mexico)
8.300%	08/15/2031		200,000	271,000
Uruguay Government International Bond (Uruguay)
8.000%	11/18/2022		330,815	410,211
6.875%	09/28/2025		100,000	114,750
4.125%	11/20/2045		200,000	155,500

				19,161,437

Supranational—1.3%
African Development Bank
0.750%	10/18/2016		830,000	832,357
African Development Bank, Series GDIF
1.250%	09/02/2016		400,000	404,865
Asian Development Bank MTN
2.500%	03/15/2016		400,000	416,575
1.750%	09/11/2018		500,000	500,643
1.375%	03/23/2020	†	300,000	283,064
1.125%	03/15/2017		500,000	502,744
Corp. Andina de Fomento
3.750%	01/15/2016		300,000	313,409
Council Of Europe Development Bank MTN
1.500%	02/22/2017		400,000	405,390
European Bank for Reconstruction & Development MTN
2.500%	03/15/2016		500,000	520,816
1.000%	02/16/2017		500,000	501,565
European Investment Bank
5.125%	09/13/2016-
	05/30/2017		1,000,000	1,124,204
4.875%	02/16/2016-
	01/17/2017		800,000	882,025
2.875%	09/15/2020		500,000	504,992
1.750%	03/15/2017		500,000	511,683
1.125%	04/15/2015-
	09/15/2017		1,200,000	1,204,963
1.000%	03/15/2018-
	06/15/2018		900,000	876,837
European Investment Bank MTN
1.625%	09/01/2015	†	700,000	714,853
Inter-American Development Bank
2.250%	07/15/2015		200,000	205,774
1.750%	08/24/2018		400,000	399,488
1.375%	10/18/2016		300,000	304,970
1.125%	03/15/2017		500,000	503,397
Inter-American Development Bank MTN
3.875%	02/14/2020		400,000	434,267
0.875%	11/15/2016		500,000	501,949

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date		Face	Value
GOVERNMENT RELATED OBLIGATIONS—(Continued)
International Bank for Reconstruction & Development
2.375%	05/26/2015		$200,000	$205,837
2.125%	03/15/2016	†	500,000	517,636
1.125%	07/18/2017	†	750,000	750,730
0.875%	04/17/2017	†	700,000	698,741
International Finance Corp.
0.625%	11/15/2016		650,000	646,357
International Finance Corp. MTN
2.125%	11/17/2017		500,000	514,095
Nordic Investment Bank
2.500%	07/15/2015		500,000	516,543

				16,700,769

U.S. Municipal Bonds—1.0%
American Municipal Power-Ohio, Inc. Revenue Bonds, Series 2010 B (Ohio)
7.499%	02/15/2050		200,000	244,416
Bay Area Toll Authority Revenue Bonds, Series 2009 F-2 (California)
6.263%	04/01/2049		400,000	480,124
California General Obligation Bonds (California)
7.550%	04/01/2039		500,000	647,235
California State Public Works Board Revenue Bonds, Series 2009 G-2 (California)
8.361%	10/01/2034		400,000	489,084
City of New York General Obligation Bonds (New York)
5.846%	06/01/2040		200,000	218,818
City of New York General Obligation Bonds, Series 2010 C-1 (New York)
5.517%	10/01/2037		100,000	104,676
County of Cook Illinois General Obligation Bonds, Series 2010 D (Illinois)
6.229%	11/15/2034		400,000	401,564
Dallas Area Rapid Transit Revenue Bonds, Series 2010 B (Texas)
5.022%	12/01/2048		300,000	305,097
Dallas Convention Center Hotel Development Corp. Revenue Bonds, Series 2009 B (Texas)
7.088%	01/01/2042		200,000	226,370
Dallas County Hospital District General Obligation Bonds, Series 2009 C (Texas)
5.621%	08/15/2044		300,000	328,773
Dallas Independent School District General Obligation Bonds, Series 2010 C (Texas)
6.450%	02/15/2035		300,000	334,014
Florida Hurricane Catastrophe Fund Finance Corp. Revenue Bonds, Series 2013 A (Florida)
2.107%	07/01/2018		200,000	195,418
Government Development Bank for Puerto Rico Revenue Bonds, Series 2011 B (Puerto Rico)
4.704%	05/01/2016		400,000	328,192
Illinois General Obligation Bonds (Illinois)
5.100%	06/01/2033		500,000	464,970
Los Angeles Unified School District General Obligation Bonds, Series 2009 KRY (California)
5.755%	07/01/2029		200,000	222,242
5.750%	07/01/2034		300,000	332,421
Metropolitan Government of Nashville & Davidson County Authority General Obligation Bonds, Series 2010 B (Tennessee)
5.707%	07/01/2034		300,000	318,360

Coupon Rate	Maturity Date	Face	Value
Metropolitan Transportation Authority Revenue Bonds, Series 2010 B-1 (New York)
6.648%	11/15/2039	$300,000	$350,346
6.548%	11/15/2031	200,000	228,966
Municipal Electric Authority of Georgia Revenue Bonds, Series 2010 A (Georgia)
6.637%	04/01/2057	300,000	315,642
New Jersey Economic Development Authority Revenue Bonds, Series 1997 A (New Jersey)
7.425%	02/15/2029	200,000	241,480
New Jersey State Turnpike Authority Revenue Bonds, Series 2003 B (New Jersey)
4.252%	01/01/2016	25,000	25,911
New Jersey State Turnpike Authority Revenue Bonds, Series 2010 A (New Jersey)
7.102%	01/01/2041	500,000	637,220
New York City Municipal Water Finance Authority Revenue Bonds, Series 2010 GG (New York)
5.724%	06/15/2042	300,000	334,587
New York State Dormitory Authority Revenue Bonds, Series 2010 D (New York)
5.600%	03/15/2040	200,000	219,820
North Texas Tollway Authority Revenue Bonds, Series 2010 B-2 (Texas)
8.910%	02/01/2030	200,000	225,308
Ohio State University General Obligation Bonds, Series 2010 C (Ohio)
4.910%	06/01/2040	300,000	300,870
Oregon General Obligation Bonds (Oregon)
5.762%	06/01/2023	200,000	232,042
Oregon State Department of Transportation Revenue Bonds, Series 2010 A (Oregon)
5.834%	11/15/2034	300,000	339,717
Port Authority of New York & New Jersey Revenue Bonds (New York)
6.040%	12/01/2029	255,000	289,892
4.458%	10/01/2062	200,000	170,576
San Francisco California City & County General Obligation Bonds (California)
6.000%	11/01/2040	200,000	228,138
State of California General Obligation Bonds (California)
7.625%	03/01/2040	600,000	785,322
State of Connecticut General Obligation Bonds, Series 2008 A (Connecticut)
5.850%	03/15/2032	200,000	223,272
State of Georgia General Obligation Bonds, Series 2009 H (Georgia)
4.503%	11/01/2025	300,000	317,760
State of Illinois General Obligation Bonds (Illinois)
4.961%	03/01/2016	300,000	320,004
State of Texas General Obligation Bonds, Series 2010 A (Texas)
4.681%	04/01/2040	300,000	296,079
State of Utah, Series 2010 B (Utah)
3.539%	07/01/2025	300,000	294,288
University of California Revenue Bonds, Series 2009 R (California)
1.796%	07/01/2019	300,000	288,651
University of California Revenue Bonds, Series 2010 H (California)
6.548%	05/15/2048	300,000	350,220
University of California Revenue Bonds, Series 2013 AH (California)
5.770%	05/15/2043	200,000	220,602

			12,878,487

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Core Bond Index Fund

Coupon Rate	Maturity Date	Face	Value
GOVERNMENT RELATED OBLIGATIONS—(Continued)
Non-U.S. Regional Authority Bonds—0.4%
Hydro-Quebec, Series IO (Canada)
8.050%	07/07/2024	$250,000	$333,621
Province of British Columbia (Canada)
2.850%	06/15/2015	200,000	207,264
Province of Manitoba, Series FH (Canada)
4.900%	12/06/2016	500,000	558,065
Province of Nova Scotia (Canada)
2.375%	07/21/2015	300,000	308,545
Province of Ontario (Canada)
5.450%	04/27/2016	1,000,000	1,107,111
4.500%	02/03/2015	650,000	679,308
4.400%	04/14/2020	200,000	219,743
2.700%	06/16/2015	200,000	206,652
1.200%	02/14/2018	400,000	392,672
Province of Quebec (Canada)
4.600%	05/26/2015	500,000	529,570
2.750%	08/25/2021	300,000	289,919
Region of Lombardy (Italy)
5.804%	10/25/2032	100,000	93,318

			4,925,788

TOTAL GOVERNMENT RELATED OBLIGATIONS
(Cost $120,358,229)			120,786,163

ASSET-BACKED SECURITIES—0.4%
Automobiles—0.1%
Ally Auto Receivables Trust Series 2012-4, Class A3
0.590%	01/17/2017	450,000	450,491
Ford Credit Auto Owner Trust Series 2012-A, Class A4
1.150%	06/15/2017	500,000	503,823
Honda Auto Receivables Owner Trust Series 2012-4, Class A3
0.520%	08/18/2016	250,000	250,289
Nissan Auto Receivables Owner Trust Series 2012-A, Class A4
1.000%	07/16/2018	450,000	453,243

			1,657,846

Credit Card—0.2%
Capital One Multi-Asset Execution Trust Series 2007-A7, Class A7
5.750%	07/15/2020	1,500,000	1,724,804
Chase Issuance Trust Series 2012-A8, Class A8
0.540%	10/16/2017	200,000	199,804
Citibank Credit Card Issuance Trust Series 2005-A5, Class A5
4.550%	06/20/2017	500,000	529,387

			2,453,995

Other—0.1%
CenterPoint Energy Restoration Bond Co. LLC Series 2009-1, Class A2
3.460%	08/15/2019	400,000	425,618

TOTAL ASSET-BACKED SECURITIES
(Cost $4,528,457)			4,537,459

		Shares	Value
MONEY MARKET FUNDS—9.3%
Institutional Money Market Funds—9.3%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	1,500,000	$1,500,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%		¥110,471,922	110,471,922
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%	††¥	1,523,177	1,523,177
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.04%	††¥	1,500,000	1,500,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	1,500,000	1,500,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.06%	††¥	1,500,000	1,500,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.06%	††¥	1,500,000	1,500,000

TOTAL MONEY MARKET FUNDS
(Cost $119,495,099)			119,495,099

TOTAL INVESTMENTS—108.5%
(Cost $1,378,397,946)			1,388,562,225
Other assets less liabilities—(8.5%)			(109,017,367)

NET ASSETS—100.0%			$1,279,544,858

Notes to the Schedule of Investments:

MTN	Medium Term Note
REIT	Real Estate Investment Trust
TBA	Security is subject to delayed delivery.
†	Denotes all or a portion of the security on loan.
#	Rate is subject to change. Rate shown reflects current rate.
^	Securities are not registered under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, generally to qualified institutional buyers under Securities Act Rule 144A. Such securities are considered illiquid unless deemed liquid by a subadviser under the liquidity procedures adopted by the Board of Directors. The total market value of 144A securities was $2,388,914, which represents 0.2% of Net Assets. The illiquid 144A securities represented 0.2% of Net Assets, and 100.0% of total 144A securities held.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint 500 Stock Index Fund		Shares	Value
COMMON STOCKS—98.0%
Aerospace & Defense—2.7%
Boeing Co. (The)		27,158	$3,706,795
General Dynamics Corp.		13,151	1,256,578
Honeywell International, Inc.		30,685	2,803,689
L-3 Communications Holdings, Inc.		3,483	372,193
Lockheed Martin Corp.		10,679	1,587,540
Northrop Grumman Corp.		8,834	1,012,465
Precision Castparts Corp.		5,670	1,526,931
Raytheon Co.		12,693	1,151,255
Rockwell Collins, Inc.		5,306	392,220
Textron, Inc.		10,583	389,031
United Technologies Corp.		33,035	3,759,383

			17,958,080

Air Freight & Logistics—0.8%
C.H. Robinson Worldwide, Inc.		6,138	358,091
Expeditors International of Washington, Inc.		8,169	361,478
FedEx Corp.		11,576	1,664,282
United Parcel Service, Inc., Class B		28,202	2,963,466

			5,347,317

Airlines—0.2%
Delta Air Lines, Inc.		34,070	935,903
Southwest Airlines Co.		27,222	512,862

			1,448,765

Auto Components—0.4%
BorgWarner, Inc.		9,040	505,426
Delphi Automotive plc (United Kingdom)		10,907	655,838
Goodyear Tire & Rubber Co. (The)		9,204	219,515
Johnson Controls, Inc.		26,609	1,365,042

			2,745,821

Automobiles—0.7%
Ford Motor Co.		154,039	2,376,822
General Motors Co.	*	43,988	1,797,789
Harley-Davidson, Inc.		8,600	595,464

			4,770,075

Beverages—2.1%
Beam, Inc.		6,449	438,919
Brown-Forman Corp., Class B		6,560	495,739
Coca-Cola Co. (The)		149,372	6,170,557
Coca-Cola Enterprises, Inc.		9,508	419,588
Constellation Brands, Inc., Class A	*	6,689	470,772
Dr. Pepper Snapple Group, Inc.		7,761	378,116
Molson Coors Brewing Co., Class B		6,443	361,774
Monster Beverage Corp.	*	5,550	376,124
PepsiCo, Inc.		60,405	5,009,991

			14,121,580

Biotechnology—2.4%
Alexion Pharmaceuticals, Inc.	*	7,719	1,027,090
Amgen, Inc.		29,479	3,365,323
Biogen Idec, Inc.	*	9,287	2,598,038

		Shares	Value
Celgene Corp.	*	16,077	$2,716,370
Gilead Sciences, Inc.	*	59,916	4,502,687
Regeneron Pharmaceuticals, Inc.	*	3,029	833,702
Vertex Pharmaceuticals, Inc.	*	9,259	687,944

			15,731,154

Building Products—0.1%
Allegion plc (Ireland)	*	3,566	157,582
Masco Corp.		13,673	311,334

			468,916

Capital Markets—2.2%
Ameriprise Financial, Inc.		7,757	892,443
Bank of New York Mellon Corp. (The)		45,578	1,592,495
BlackRock, Inc.		4,990	1,579,185
Charles Schwab Corp. (The)		44,917	1,167,842
E*TRADE Financial Corp.	*	10,643	209,029
Franklin Resources, Inc.		16,039	925,931
Goldman Sachs Group, Inc. (The)		16,329	2,894,479
Invesco Ltd.		17,068	621,275
Legg Mason, Inc.		3,941	171,355
Morgan Stanley		54,208	1,699,963
Northern Trust Corp.		8,909	551,378
State Street Corp.		17,424	1,278,747
T. Rowe Price Group, Inc.		10,071	843,648

			14,427,770

Chemicals—2.5%
Air Products & Chemicals, Inc.		8,133	909,107
Airgas, Inc.		2,476	276,941
CF Industries Holdings, Inc.		2,202	513,154
Dow Chemical Co. (The)		47,247	2,097,767
E.I. Du Pont de Nemours & Co.		36,073	2,343,663
Eastman Chemical Co.		6,152	496,466
Ecolab, Inc.		10,774	1,123,405
FMC Corp.		5,406	407,937
International Flavors & Fragrances, Inc.		3,351	288,119
LyondellBasell Industries NV, Class A		17,321	1,390,530
Monsanto Co.		20,767	2,420,394
Mosaic Co. (The)		13,601	642,919
PPG Industries, Inc.		5,550	1,052,613
Praxair, Inc.		11,681	1,518,880
Sherwin-Williams Co. (The)		3,430	629,405
Sigma-Aldrich Corp.		4,802	451,436

			16,562,736

Commercial Banks—2.7%
BB&T Corp.		27,897	1,041,116
Comerica, Inc.		7,037	334,539
Fifth Third Bancorp		34,254	720,361
Huntington Bancshares, Inc./Ohio		31,006	299,208
KeyCorp		35,171	471,995
M&T Bank Corp.		5,252	611,438
PNC Financial Services Group, Inc. (The)		20,724	1,607,768
Regions Financial Corp.		54,720	541,181
SunTrust Banks, Inc.		21,380	786,998
U.S. Bancorp/Minnesota		71,916	2,905,406
Wells Fargo & Co.		188,582	8,561,623

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint 500 Stock Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Zions Bancorporation		6,864	$205,645

			18,087,278

Commercial Services & Supplies—0.5%
ADT Corp. (The)	†	8,210	332,259
Cintas Corp.		4,181	249,146
Iron Mountain, Inc.		6,801	206,410
Pitney Bowes, Inc.	†	8,116	189,103
Republic Services, Inc.		10,984	364,669
Stericycle, Inc.	*	3,415	396,720
Tyco International Ltd. (Switzerland)		18,500	759,240
Waste Management, Inc.		17,174	770,597

			3,268,144

Communications Equipment—1.7%
Cisco Systems, Inc.		210,004	4,714,590
F5 Networks, Inc.	*	3,153	286,482
Harris Corp.		4,033	281,544
Juniper Networks, Inc.	*	19,565	441,582
Motorola Solutions, Inc.		9,124	615,870
QUALCOMM, Inc.		66,534	4,940,149

			11,280,217

Computers & Peripherals—4.0%
Apple, Inc.		35,365	19,843,655
EMC Corp.		81,280	2,044,192
Hewlett-Packard Co.		75,947	2,124,997
NetApp, Inc.		13,112	539,428
SanDisk Corp.		9,056	638,810
Seagate Technology plc (Ireland)		11,964	671,898
Western Digital Corp.		8,419	706,354

			26,569,334

Construction & Engineering—0.2%
Fluor Corp.		6,454	518,192
Jacobs Engineering Group, Inc.	*	5,135	323,454
Quanta Services, Inc.	*	8,631	272,394

			1,114,040

Construction Materials—0.0%
Vulcan Materials Co.		5,181	307,855

Consumer Finance—1.0%
American Express Co.		36,281	3,291,775
Capital One Financial Corp.		22,822	1,748,393
Discover Financial Services		18,788	1,051,189
SLM Corp.		17,698	465,104

			6,556,461

Containers & Packaging—0.2%
Avery Dennison Corp.		3,890	195,239
Ball Corp.		5,864	302,934
Bemis Co., Inc.		3,884	159,089
MeadWestvaco Corp.		6,883	254,189
Owens-Illinois, Inc.	*	6,064	216,970
Sealed Air Corp.		7,825	266,441

			1,394,862

Distributors—0.1%
Genuine Parts Co.		6,184	514,447

	Shares	Value
Diversified Consumer Services—0.1%
Graham Holdings Co., Class B *	183	$121,388
H&R Block, Inc.	10,285	298,676

		420,064

Diversified Financial Services—5.1%
Bank of America Corp.	419,802	6,536,317
Berkshire Hathaway, Inc., Class B *	70,558	8,365,357
Citigroup, Inc.	119,153	6,209,063
CME Group, Inc.	12,529	983,025
IntercontinentalExchange Group, Inc.	4,546	1,022,486
JPMorgan Chase & Co.	147,551	8,628,783
Leucadia National Corp.	12,642	358,274
McGraw Hill Financial, Inc.	10,839	847,610
Moody’s Corp.	7,605	596,764
NASDAQ OMX Group, Inc. (The)	4,812	191,518

		33,739,197

Diversified Telecommunication Services—2.1%
AT&T, Inc.	207,303	7,288,773
CenturyLink, Inc.	23,678	754,144
Frontier Communications Corp. †	37,781	175,682
Verizon Communications, Inc.	112,109	5,509,036
Windstream Holdings, Inc. †	24,372	194,489

		13,922,124

Electric Utilities—1.6%
American Electric Power Co., Inc.	19,414	907,410
Duke Energy Corp.	27,557	1,901,709
Edison International	13,140	608,382
Entergy Corp.	7,068	447,192
Exelon Corp.	34,157	935,560
FirstEnergy Corp.	16,698	550,700
NextEra Energy, Inc.	16,543	1,416,412
Northeast Utilities	12,648	536,149
Pepco Holdings, Inc.	10,620	203,161
Pinnacle West Capital Corp.	4,394	232,530
PPL Corp.	24,462	736,062
Southern Co. (The)	34,054	1,399,960
Xcel Energy, Inc.	19,996	558,688

		10,433,915

Electrical Equipment—0.8%
AMETEK, Inc.	9,582	504,684
Eaton Corp. plc (Ireland)	18,452	1,404,566
Emerson Electric Co.	27,841	1,953,882
Rockwell Automation, Inc.	5,483	647,871
Roper Industries, Inc.	3,816	529,203

		5,040,206

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp., Class A	6,116	545,425
Corning, Inc.	57,573	1,025,951
FLIR Systems, Inc.	5,744	172,894
Jabil Circuit, Inc.	7,681	133,957
TE Connectivity Ltd. (Switzerland)	16,300	898,293

		2,776,520

Energy Equipment & Services—1.8%
Baker Hughes, Inc.	17,648	975,228
Cameron International Corp. *	9,557	568,928

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint 500 Stock Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Diamond Offshore Drilling, Inc.		2,523	$143,609
Ensco plc, Class A (United Kingdom)		9,255	529,201
FMC Technologies, Inc.	*	9,425	492,079
Halliburton Co.		33,530	1,701,648
Helmerich & Payne, Inc.		4,270	359,022
Nabors Industries Ltd. (Bermuda)		11,142	189,303
National Oilwell Varco, Inc.		16,931	1,346,522
Noble Corp. plc (United Kingdom)		10,355	388,002
Rowan Cos. plc, Class A	*	4,737	167,500
Schlumberger Ltd.		51,823	4,669,771
Transocean Ltd. (Switzerland)		13,175	651,108

			12,181,921

Food & Staples Retailing—2.3%
Costco Wholesale Corp.		17,052	2,029,359
CVS Caremark Corp.		46,942	3,359,639
Kroger Co. (The)		20,092	794,237
Safeway, Inc.		9,150	298,015
Sysco Corp.		23,192	837,231
Walgreen Co.		33,944	1,949,743
Wal-Mart Stores, Inc.		63,750	5,016,488
Whole Foods Market, Inc.		14,453	835,817

			15,120,529

Food Products—1.5%
Archer-Daniels-Midland Co.		25,600	1,111,040
Campbell Soup Co.	†	7,028	304,172
ConAgra Foods, Inc.		16,444	554,163
General Mills, Inc.		24,983	1,246,901
Hershey Co. (The)		5,760	560,045
Hormel Foods Corp.		5,329	240,711
J.M. Smucker Co. (The)		4,032	417,796
Kellogg Co.		10,054	613,998
Kraft Foods Group, Inc.		23,191	1,250,459
McCormick & Co., Inc. (Non-Voting Shares)		5,067	349,217
Mead Johnson Nutrition Co.		8,085	677,199
Mondelez International, Inc., Class A		69,259	2,444,843
Tyson Foods, Inc., Class A		11,046	369,599

			10,140,143

Gas Utilities—0.1%
AGL Resources, Inc.		4,393	207,481
ONEOK, Inc.		7,967	495,388

			702,869

Health Care Equipment & Supplies—2.0%
Abbott Laboratories		60,702	2,326,708
Baxter International, Inc.		21,515	1,496,368
Becton Dickinson and Co.		7,523	831,216
Boston Scientific Corp.	*	52,793	634,572
C.R. Bard, Inc.		3,176	425,393
CareFusion Corp.	*	8,194	326,285
Covidien plc (Ireland)		18,199	1,239,352
DENTSPLY International, Inc.		5,867	284,432
Edwards Lifesciences Corp.	*	4,230	278,165
Intuitive Surgical, Inc.	*	1,533	588,795
Medtronic, Inc.		38,961	2,235,972
St. Jude Medical, Inc.		11,316	701,026

		Shares	Value
Stryker Corp.		11,769	$884,323
Varian Medical Systems, Inc.	*	4,052	314,800
Zimmer Holdings, Inc.		6,717	625,957

			13,193,364

Health Care Providers & Services—2.0%
Aetna, Inc.		14,626	1,003,197
AmerisourceBergen Corp.		9,001	632,860
Cardinal Health, Inc.		13,371	893,317
Cigna Corp.		11,007	962,892
DaVita HealthCare Partners, Inc.	*	7,118	451,068
Express Scripts Holding Co.	*	31,798	2,233,492
Humana, Inc.		6,147	634,493
Laboratory Corp. of America Holdings	*	3,573	326,465
McKesson Corp.		9,047	1,460,186
Patterson Cos., Inc.		3,274	134,889
Quest Diagnostics, Inc.	†	5,946	318,349
Tenet Healthcare Corp.	*	4,228	178,083
UnitedHealth Group, Inc.		39,767	2,994,455
WellPoint, Inc.		11,748	1,085,398

			13,309,144

Health Care Technology—0.1%
Cerner Corp.	*	11,559	644,299

Hotels, Restaurants & Leisure—1.7%
Carnival Corp.		17,489	702,533
Chipotle Mexican Grill, Inc.	*	1,236	658,516
Darden Restaurants, Inc.		5,316	289,031
International Game Technology		9,854	178,949
Marriott International, Inc., Class A		8,867	437,675
McDonald’s Corp.		39,131	3,796,881
Starbucks Corp.		29,363	2,301,765
Starwood Hotels & Resorts Worldwide, Inc.		7,688	610,812
Wyndham Worldwide Corp.		5,296	390,262
Wynn Resorts Ltd.		3,249	630,988
Yum! Brands, Inc.		17,667	1,335,802

			11,333,214

Household Durables—0.4%
D.R. Horton, Inc.	*	11,310	252,439
Garmin Ltd. (Switzerland)	†	4,380	202,444
Harman International Industries, Inc.		2,804	229,507
Leggett & Platt, Inc.		5,707	176,575
Lennar Corp., Class A		6,984	276,287
Mohawk Industries, Inc.	*	2,173	323,560
Newell Rubbermaid, Inc.		11,694	379,002
PulteGroup, Inc.		13,136	267,580
Whirlpool Corp.		3,145	493,325

			2,600,719

Household Products—2.0%
Clorox Co. (The)		5,204	482,723
Colgate-Palmolive Co.		34,422	2,244,659
Kimberly-Clark Corp.		15,113	1,578,704
Procter & Gamble Co. (The)		106,930	8,705,171

			13,011,257

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint 500 Stock Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Independent Power Producers & Energy Traders—0.1%
AES Corp. (The)		24,364	$353,522
NRG Energy, Inc.		12,918	371,005

			724,527

Industrial Conglomerates—2.5%
3M Co.		25,220	3,537,105
Danaher Corp.		23,719	1,831,107
General Electric Co.		397,885	11,152,716

			16,520,928

Insurance—3.0%
ACE Ltd. (Switzerland)		13,500	1,397,655
Aflac, Inc.		18,097	1,208,880
Allstate Corp. (The)		18,106	987,501
American International Group, Inc.		57,742	2,947,729
Aon plc (United Kingdom)		11,930	1,000,808
Assurant, Inc.		2,740	181,854
Chubb Corp. (The)		10,024	968,619
Cincinnati Financial Corp.		5,603	293,429
Genworth Financial, Inc., Class A	*	18,819	292,259
Hartford Financial Services Group, Inc.		17,919	649,205
Lincoln National Corp.		10,227	527,918
Loews Corp.		11,798	569,136
Marsh & McLennan Cos., Inc.		21,341	1,032,051
MetLife, Inc.		43,741	2,358,515
Principal Financial Group, Inc.		10,602	522,785
Progressive Corp. (The)		21,341	581,969
Prudential Financial, Inc.		18,329	1,690,300
Torchmark Corp.		3,582	279,933
Travelers Cos., Inc. (The)		14,445	1,307,850
Unum Group		10,478	367,568
XL Group plc (Ireland)		10,982	349,667

			19,515,631

Internet & Catalog Retail—1.5%
Amazon.com, Inc.	*	14,493	5,779,664
Expedia, Inc.		4,233	294,871
Netflix, Inc.	*	2,282	840,164
priceline.com, Inc.	*	2,011	2,337,586
TripAdvisor, Inc.	*	4,434	367,268

			9,619,553

Internet Software & Services—3.1%
Akamai Technologies, Inc.	*	7,177	338,611
eBay, Inc.	*	45,547	2,500,075
Facebook, Inc., Class A	*	64,639	3,533,168
Google, Inc., Class A	*	10,969	12,293,068
VeriSign, Inc.	*	5,121	306,133
Yahoo!, Inc.	*	37,375	1,511,445

			20,482,500

IT Services—3.6%
Accenture plc, Class A (Ireland)		25,173	2,069,724
Alliance Data Systems Corp.	*	1,787	469,856
Automatic Data Processing, Inc.		19,073	1,541,289
Cognizant Technology Solutions Corp., Class A	*	11,908	1,202,470
Computer Sciences Corp.		5,934	331,592

		Shares	Value
Fidelity National Information Services, Inc.		11,570	$621,078
Fiserv, Inc.	*	10,204	602,546
International Business Machines Corp.		40,165	7,533,749
MasterCard, Inc., Class A		4,057	3,389,461
Paychex, Inc.		12,817	583,558
Teradata Corp.	*	6,621	301,189
Total System Services, Inc.		6,301	209,697
Visa, Inc., Class A		20,062	4,467,406
Western Union Co. (The)		21,283	367,132

			23,690,747

Leisure Equipment & Products—0.1%
Hasbro, Inc.		4,823	265,313
Mattel, Inc.		13,573	645,804

			911,117

Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc.		13,021	744,671
Life Technologies Corp.	*	6,644	503,615
PerkinElmer, Inc.		4,587	189,122
Thermo Fisher Scientific, Inc.		14,042	1,563,577
Waters Corp.	*	3,407	340,700

			3,341,685

Machinery—1.7%
Caterpillar, Inc.		24,852	2,256,810
Cummins, Inc.		6,877	969,451
Deere & Co.		15,158	1,384,380
Dover Corp.		6,829	659,272
Flowserve Corp.		5,649	445,311
Illinois Tool Works, Inc.		16,040	1,348,643
Ingersoll-Rand plc (Ireland)		10,700	659,120
Joy Global, Inc.	†	4,192	245,190
PACCAR, Inc.		13,712	811,339
Pall Corp.		4,519	385,697
Parker Hannifin Corp.		5,761	741,095
Pentair Ltd. (Registered) (Switzerland)		7,664	595,263
Snap-on, Inc.		2,151	235,577
Stanley Black & Decker, Inc.		6,173	498,099
Xylem, Inc.		6,916	239,294

			11,474,541

Media—3.6%
Cablevision Systems Corp., Class A		8,537	153,068
CBS Corp. (Non-Voting Shares), Class B		22,135	1,410,885
Comcast Corp., Class A		102,435	5,323,035
DIRECTV	*	19,386	1,339,379
Discovery Communications, Inc., Class A	*	9,039	817,306
Gannett Co., Inc.		8,486	251,016
Interpublic Group of Cos., Inc. (The)		15,943	282,191
News Corp., Class A	*	20,291	365,644
Omnicom Group, Inc.		10,121	752,699
Scripps Networks Interactive, Inc., Class A		4,374	377,957
Time Warner Cable, Inc.		11,167	1,513,128
Time Warner, Inc.		35,729	2,491,026
Twenty-First Century Fox, Inc., Class A		77,464	2,725,184

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint 500 Stock Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Viacom, Inc., Class B		15,931	$1,391,414
Walt Disney Co. (The)		64,373	4,918,097

			24,112,029

Metals & Mining—0.5%
Alcoa, Inc.		42,231	448,916
Allegheny Technologies, Inc.		4,521	161,083
Cliffs Natural Resources, Inc.	†	5,496	144,050
Freeport-McMoRan Copper & Gold, Inc.		41,116	1,551,718
Newmont Mining Corp.		19,894	458,159
Nucor Corp.		12,284	655,720
United States Steel Corp.	†	5,205	153,547

			3,573,193

Multiline Retail—0.7%
Dollar General Corp.	*	11,785	710,871
Dollar Tree, Inc.	*	8,398	473,815
Family Dollar Stores, Inc.		3,966	257,671
Kohl’s Corp.		7,884	447,417
Macy’s, Inc.		14,536	776,223
Nordstrom, Inc.		5,484	338,911
Target Corp.		25,023	1,583,205

			4,588,113

Multi-Utilities—1.1%
Ameren Corp.		9,760	352,922
CenterPoint Energy, Inc.		17,012	394,338
CMS Energy Corp.		10,742	287,563
Consolidated Edison, Inc.		11,733	648,600
Dominion Resources, Inc.		22,942	1,484,118
DTE Energy Co.		6,968	462,606
Integrys Energy Group, Inc.		2,985	162,414
NiSource, Inc.		12,358	406,331
PG&E Corp.		17,937	722,502
Public Service Enterprise Group, Inc.		20,262	649,195
SCANA Corp.		5,312	249,292
Sempra Energy		8,800	789,888
TECO Energy, Inc.		8,085	139,385
Wisconsin Energy Corp.		8,687	359,121

			7,108,275

Office Electronics—0.1%
Xerox Corp.		44,862	545,970

Oil, Gas & Consumable Fuels—8.2%
Anadarko Petroleum Corp.		19,625	1,556,655
Apache Corp.		15,829	1,360,344
Cabot Oil & Gas Corp.		16,648	645,276
Chesapeake Energy Corp.		19,874	539,380
Chevron Corp.		75,650	9,449,441
ConocoPhillips		47,863	3,381,521
CONSOL Energy, Inc.		9,227	350,995
Denbury Resources, Inc.	*	14,441	237,266
Devon Energy Corp.		14,809	916,233
EOG Resources, Inc.		10,808	1,814,015
EQT Corp.		5,795	520,275
Exxon Mobil Corp.		171,730	17,379,076
Hess Corp.		11,197	929,351
Kinder Morgan, Inc.		26,143	941,148
Marathon Oil Corp.		27,568	973,150
Marathon Petroleum Corp.		11,970	1,098,008

		Shares	Value
Murphy Oil Corp.		7,132	$462,724
Newfield Exploration Co.	*	5,063	124,702
Noble Energy, Inc.		14,298	973,837
Occidental Petroleum Corp.		31,522	2,997,742
Peabody Energy Corp.		11,203	218,795
Phillips 66		23,722	1,829,678
Pioneer Natural Resources Co.		5,379	990,113
QEP Resources, Inc.		6,758	207,133
Range Resources Corp.		6,462	544,811
Southwestern Energy Co.	*	14,099	554,514
Spectra Energy Corp.		25,980	925,408
Tesoro Corp.		5,437	318,064
Valero Energy Corp.		20,987	1,057,745
Williams Cos., Inc. (The)		27,048	1,043,241
WPX Energy, Inc.	*	7,464	152,116

			54,492,757

Paper & Forest Products—0.1%
International Paper Co.		17,645	865,134

Personal Products—0.2%
Avon Products, Inc.		17,240	296,873
Estee Lauder Cos., Inc. (The), Class A		9,892	745,065

			1,041,938

Pharmaceuticals—5.7%
AbbVie, Inc.		62,012	3,274,854
Actavis plc	*	6,906	1,160,208
Allergan, Inc.		11,540	1,281,863
Bristol-Myers Squibb Co.		64,406	3,423,179
Eli Lilly & Co.		38,705	1,973,955
Forest Laboratories, Inc.	*	9,553	573,467
Hospira, Inc.	*	6,375	263,160
Johnson & Johnson		110,493	10,120,054
Merck & Co., Inc.		114,651	5,738,283
Mylan, Inc.	*	14,738	639,629
Perrigo Co. plc	†	5,220	801,061
Pfizer, Inc.		254,999	7,810,619
Zoetis, Inc.		19,313	631,342

			37,691,674

Professional Services—0.2%
Dun & Bradstreet Corp. (The)		1,418	174,059
Equifax, Inc.		4,544	313,945
Nielsen Holdings NV		9,249	424,437
Robert Half International, Inc.		5,337	224,101

			1,136,542

Real Estate Investment Trusts (REITs)—1.8%
American Tower Corp. REIT		15,367	1,226,594
Apartment Investment & Management Co., Class A REIT		5,887	152,532
AvalonBay Communities, Inc. REIT		4,694	554,972
Boston Properties, Inc. REIT		6,026	604,830
Equity Residential REIT		12,965	672,495
General Growth Properties, Inc. REIT		21,732	436,161
HCP, Inc. REIT		18,114	657,900
Health Care REIT, Inc. REIT		11,533	617,823
Host Hotels & Resorts, Inc. REIT		29,186	567,376
Kimco Realty Corp. REIT		16,772	331,247

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint 500 Stock Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Macerich Co. (The) REIT		5,462	$321,657
Plum Creek Timber Co., Inc. REIT		6,721	312,594
Prologis, Inc. REIT		19,306	713,357
Public Storage REIT		5,610	844,417
Simon Property Group, Inc. REIT		12,114	1,843,266
Ventas, Inc. REIT		11,718	671,207
Vornado Realty Trust REIT		6,875	610,431
Weyerhaeuser Co. REIT		23,306	735,770

			11,874,629

Real Estate Management & Development—0.0%
CBRE Group, Inc., Class A	*	10,491	275,913

Road & Rail—0.9%
CSX Corp.		40,270	1,158,568
Kansas City Southern		4,378	542,128
Norfolk Southern Corp.		12,274	1,139,395
Ryder System, Inc.		2,024	149,331
Union Pacific Corp.		18,141	3,047,688

			6,037,110

Semiconductors & Semiconductor Equipment—2.0%
Altera Corp.		12,379	402,689
Analog Devices, Inc.		12,190	620,837
Applied Materials, Inc.		48,064	850,252
Broadcom Corp., Class A		21,636	641,507
First Solar, Inc.	*†	2,927	159,931
Intel Corp.		195,106	5,064,952
KLA-Tencor Corp.		6,657	429,110
Lam Research Corp.	*	6,211	338,189
Linear Technology Corp.		9,266	422,066
LSI Corp.		22,124	243,807
Microchip Technology, Inc.	†	7,642	341,980
Micron Technology, Inc.	*	41,167	895,794
NVIDIA Corp.		22,217	355,916
Texas Instruments, Inc.		43,290	1,900,864
Xilinx, Inc.		10,440	479,405

			13,147,299

Software—3.4%
Adobe Systems, Inc.	*	18,455	1,105,085
Autodesk, Inc.	*	8,514	428,510
CA, Inc.		13,070	439,805
Citrix Systems, Inc.	*	7,537	476,715
Electronic Arts, Inc.	*	12,404	284,548
Intuit, Inc.		11,356	866,690
Microsoft Corp.		297,225	11,125,132
Oracle Corp.		138,219	5,288,259
Red Hat, Inc.	*	7,147	400,518
Salesforce.com, Inc.	*	21,330	1,177,203
Symantec Corp.		27,973	659,603

			22,252,068

Specialty Retail—2.2%
AutoNation, Inc.	*	2,537	126,063
AutoZone, Inc.	*	1,370	654,778
Bed Bath & Beyond, Inc.	*	8,417	675,885
Best Buy Co., Inc.		10,320	411,562
CarMax, Inc.	*	9,072	426,565
GameStop Corp., Class A		4,389	216,202
Gap, Inc. (The)		10,732	419,406

			Shares	Value
Home Depot, Inc. (The)			55,476	$4,567,894
L Brands, Inc.			9,527	589,245
Lowe’s Cos., Inc.			41,072	2,035,118
O’Reilly Automotive, Inc.		*	4,183	538,394
PetSmart, Inc.			3,907	284,234
Ross Stores, Inc.			8,518	638,254
Staples, Inc.			25,425	404,003
Tiffany & Co.			4,464	414,170
TJX Cos., Inc.			28,140	1,793,362
Urban Outfitters, Inc.		*	4,636	171,996

				14,367,131

Textiles, Apparel & Luxury Goods—0.8%
Coach, Inc.			11,243	631,070
Fossil Group, Inc.		*	1,891	226,807
Michael Kors Holdings Ltd. (Hong Kong)		*	7,008	568,979
NIKE, Inc., Class B			29,216	2,297,546
PVH Corp.			3,149	428,327
Ralph Lauren Corp.			2,414	426,240
V.F. Corp.			14,048	875,752

				5,454,721

Thrifts & Mortgage Finance—0.1%
Hudson City Bancorp, Inc.			17,847	168,297
People’s United Financial, Inc.			11,867	179,429

				347,726

Tobacco—1.5%
Altria Group, Inc.			78,386	3,009,239
Lorillard, Inc.			14,722	746,111
Philip Morris International, Inc.			63,083	5,496,422
Reynolds American, Inc.			12,448	622,275

				9,874,047

Trading Companies & Distributors—0.2%
Fastenal Co.			10,523	499,948
W.W. Grainger, Inc.			2,477	632,675

				1,132,623

Wireless Telecommunication Services—0.1%
Crown Castle International Corp.		*	12,917	948,495

TOTAL COMMON STOCKS
(Cost $369,403,530)				648,392,953

Coupon Rate	Maturity Date		Face	Value
U.S. TREASURY OBLIGATIONS—0.1%
U.S. Treasury Bills—0.1%
U.S. Treasury Bill
0.072%	06/26/2014	‡‡	$20,000	19,992
0.072%	03/27/2014	‡‡	705,000	704,897

				724,889

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $724,874)				724,889

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint 500 Stock Index Fund		Shares	Value

MONEY MARKET FUNDS—2.3%
Institutional Money Market Funds—2.3%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	550,000	$550,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%		¥11,839,668	11,839,668
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%	††¥	429,674	429,674
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.04%	††¥	550,000	550,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	550,000	550,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.06%	††¥	550,000	550,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.06%	††¥	550,000	550,000

TOTAL MONEY MARKET FUNDS
(Cost $15,019,342)			15,019,342

TOTAL INVESTMENTS—100.4%
(Cost $385,147,746)			664,137,184
Other assets less liabilities—(0.4%)			(2,349,753)

NET ASSETS—100.0%			$661,787,431

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—98.3%
Aerospace & Defense—2.6%
AAR Corp.		1,489	$41,707
Alliant Techsystems, Inc.		1,550	188,604
American Science & Engineering, Inc.		435	31,281
B/E Aerospace, Inc.	*	4,159	361,958
Boeing Co. (The)		27,728	3,784,595
Cubic Corp.		476	25,066
Curtiss-Wright Corp.		2,112	131,430
DigitalGlobe, Inc.	*	1,249	51,396
Engility Holdings, Inc.	*	622	20,775
Esterline Technologies Corp.	*	1,049	106,956
Exelis, Inc.		4,977	94,862
GenCorp, Inc.	*†	1,629	29,354
General Dynamics Corp.		11,394	1,088,697
HEICO Corp.		3,163	183,296
Hexcel Corp.	*	4,757	212,590
Honeywell International, Inc.		28,740	2,625,974
Huntington Ingalls Industries, Inc.		1,577	141,946
Kratos Defense & Security Solutions, Inc.	*	832	6,390
L-3 Communications Holdings, Inc.		2,864	306,047
Lockheed Martin Corp.		9,381	1,394,579
Moog, Inc., Class A	*	1,446	98,241
National Presto Industries, Inc.	*†	535	43,067
Northrop Grumman Corp.		7,805	894,531
Orbital Sciences Corp.	*	2,123	49,466
Precision Castparts Corp.		5,732	1,543,627
Raytheon Co.		12,251	1,111,166
Rockwell Collins, Inc.		5,705	421,714
Spirit Aerosystems Holdings, Inc., Class A	*	7,021	239,276
Taser International, Inc.	*	2,292	36,397
Teledyne Technologies, Inc.	*	1,228	112,804
Textron, Inc.		12,971	476,814
TransDigm Group, Inc.		2,305	371,151
Triumph Group, Inc.		1,644	125,059
United Technologies Corp.		33,445	3,806,041

			20,156,857

Air Freight & Logistics—0.7%
Atlas Air Worldwide Holdings, Inc.	*	600	24,690
C.H. Robinson Worldwide, Inc.		6,357	370,867
Expeditors International of Washington, Inc.		7,178	317,627
FedEx Corp.		11,246	1,616,837
Forward Air Corp.		1,431	62,835
Hub Group, Inc., Class A	*	2,400	95,712
Pacer International, Inc.	*	1,664	13,745
United Parcel Service, Inc., Class B		26,404	2,774,532
UTi Worldwide, Inc.		2,208	38,773

			5,315,618

		Shares	Value
Airlines—0.4%
Alaska Air Group, Inc.		2,686	$197,072
American Airlines Group, Inc.	*	8,660	218,665
Copa Holdings SA, Class A (Panama)		1,841	294,762
Delta Air Lines, Inc.		32,014	879,424
JetBlue Airways Corp.	*	6,414	54,840
SkyWest, Inc.		2,390	35,444
Southwest Airlines Co.		26,758	504,121
Spirit Airlines, Inc.	*	3,308	150,216
United Continental Holdings, Inc.	*	12,259	463,758

			2,798,302

Auto Components—0.5%
American Axle & Manufacturing Holdings, Inc.	*	2,113	43,211
BorgWarner, Inc.		8,218	459,468
Cooper Tire & Rubber Co.		3,066	73,707
Dana Holding Corp.		5,645	110,755
Delphi Automotive plc (United Kingdom)		12,145	730,279
Drew Industries, Inc.		2,820	144,384
Fuel Systems Solutions, Inc.	*	769	10,666
Gentex Corp.		6,594	217,536
Gentherm, Inc.	*	2,107	56,489
Goodyear Tire & Rubber Co. (The)		7,281	173,652
Johnson Controls, Inc.		24,673	1,265,725
Lear Corp.		3,353	271,492
Modine Manufacturing Co.	*	1,208	15,487
Shiloh Industries, Inc.	*	1,441	28,099
Superior Industries International, Inc.		1,102	22,734
Tenneco, Inc.	*	1,600	90,512
TRW Automotive Holdings Corp.	*	3,548	263,936
Visteon Corp.	*	3,044	249,273

			4,227,405

Automobiles—0.6%
Ford Motor Co.		142,848	2,204,145
General Motors Co.	*	30,714	1,255,281
Harley-Davidson, Inc.		7,622	527,747
Tesla Motors, Inc.	*†	3,137	471,742
Thor Industries, Inc.		1,221	67,436
Winnebago Industries, Inc.	*	1,432	39,308

			4,565,659

Beverages—1.7%
Beam, Inc.		4,803	326,892
Boston Beer Co., Inc. (The), Class A	*†	609	147,250
Brown-Forman Corp., Class B		5,077	383,669
Coca-Cola Bottling Co. Consolidated		437	31,984
Coca-Cola Co. (The)		144,066	5,951,366
Coca-Cola Enterprises, Inc.		8,850	390,551
Constellation Brands, Inc., Class A	*	6,550	460,989

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Dr. Pepper Snapple Group, Inc.		7,323	$356,777
Molson Coors Brewing Co., Class B		6,229	349,758
Monster Beverage Corp.	*	5,360	363,247
PepsiCo, Inc.		58,219	4,828,684

			13,591,167

Biotechnology—2.4%
ACADIA Pharmaceuticals, Inc.	*†	1,825	45,607
Acorda Therapeutics, Inc.	*	674	19,681
Aegerion Pharmaceuticals, Inc.	*†	1,499	106,369
Alexion Pharmaceuticals, Inc.	*	6,664	886,712
Alkermes plc (Ireland)	*	3,579	145,522
Alnylam Pharmaceuticals, Inc.	*	2,390	153,749
AMAG Pharmaceuticals, Inc.	*	834	20,241
Amgen, Inc.		27,538	3,143,738
Arena Pharmaceuticals, Inc.	*†	9,689	56,681
Ariad Pharmaceuticals, Inc.	*†	5,175	35,293
Arqule, Inc.	*	864	1,858
Array BioPharma, Inc.	*	4,333	21,708
Biogen Idec, Inc.	*	8,798	2,461,240
BioMarin Pharmaceutical, Inc.	*	4,531	318,393
Celgene Corp.	*	15,744	2,660,106
Celldex Therapeutics, Inc.	*	6,204	150,199
Cepheid, Inc.	*†	1,692	79,050
Chelsea Therapeutics International Ltd.	*†	14,392	63,757
Clovis Oncology, Inc.	*	478	28,809
Cubist Pharmaceuticals, Inc.	*	1,762	121,349
Dendreon Corp.	*†	4,737	14,164
Dynavax Technologies Corp.	*	29,475	57,771
Emergent Biosolutions, Inc.	*	1,319	30,324
Enzon Pharmaceuticals, Inc.		1,765	2,047
Exact Sciences Corp.	*	1,250	14,612
Exelixis, Inc.	*†	2,695	16,520
Galena Biopharma, Inc.	*	15,289	75,833
Genomic Health, Inc.	*	1,284	37,583
Geron Corp.	*	4,719	22,368
Gilead Sciences, Inc.	*	56,275	4,229,066
GTx, Inc.	*†	200	330
Halozyme Therapeutics, Inc.	*†	6,362	95,366
ImmunoGen, Inc.	*†	1,323	19,408
Immunomedics, Inc.	*†	2,141	9,849
Incyte Corp. Ltd.	*	3,102	157,054
Insmed, Inc.	*	2,696	45,859
InterMune, Inc.	*	1,586	23,362
Ironwood Pharmaceuticals, Inc.	*†	7,019	81,491
Isis Pharmaceuticals, Inc.	*	6,737	268,402
Keryx Biopharmaceuticals, Inc.	*†	5,221	67,612
Lexicon Pharmaceuticals, Inc.	*	2,343	4,217
Ligand Pharmaceuticals, Inc., Class B	*†	815	42,869

		Shares	Value
MannKind Corp.	*†	4,492	$23,403
Medivation, Inc.	*	3,462	220,945
Momenta Pharmaceuticals, Inc.	*	2,618	46,286
Myriad Genetics, Inc.	*†	4,124	86,522
Neurocrine Biosciences, Inc.	*	1,479	13,814
NewLink Genetics Corp.	*†	3,326	73,205
Novavax, Inc.	*†	1,550	7,936
NPS Pharmaceuticals, Inc.	*	1,660	50,398
Opko Health, Inc.	*†	14,466	122,093
Osiris Therapeutics, Inc.	*†	1,402	22,544
PDL BioPharma, Inc.	†	3,841	32,418
Peregrine Pharmaceuticals, Inc.	*†	20,036	27,850
Pharmacyclics, Inc.	*	1,782	188,500
Progenics Pharmaceuticals, Inc.	*	793	4,227
Raptor Pharmaceutical Corp.	*†	3,794	49,398
Regeneron Pharmaceuticals, Inc.	*	3,165	871,135
Rigel Pharmaceuticals, Inc.	*	1,882	5,364
Sarepta Therapeutics, Inc.	*†	787	16,031
Seattle Genetics, Inc.	*†	3,191	127,289
SIGA Technologies, Inc.	*†	4,649	15,202
Synageva BioPharma Corp.	*†	242	15,662
Synergy Pharmaceuticals, Inc.	*	6,708	37,766
Theravance, Inc.	*†	3,224	114,936
Threshold Pharmaceuticals, Inc.	*	6,119	28,576
United Therapeutics Corp.	*	1,828	206,710
Vanda Pharmaceuticals, Inc.	*	2,680	33,259
Vertex Pharmaceuticals, Inc.	*	9,991	742,331
XOMA Corp.	*†	331	2,228
ZIOPHARM Oncology, Inc.	*†	16,393	71,146

			19,093,343

Building Products—0.2%
A.O. Smith Corp.		4,024	217,055
Allegion plc (Ireland)	*	3,761	166,199
American Woodmark Corp.	*	800	31,624
Apogee Enterprises, Inc.		1,250	44,888
Fortune Brands Home & Security, Inc.		3,861	176,448
Gibraltar Industries, Inc.	*	1,188	22,085
Griffon Corp.		1,288	17,014
Lennox International, Inc.		2,437	207,291
Masco Corp.		16,508	375,887
NCI Building Systems, Inc.	*	246	4,315
Owens Corning, Inc.	*	3,682	149,931
Quanex Building Products Corp.		1,671	33,286
Simpson Manufacturing Co., Inc.		2,084	76,545
Trex Co., Inc.	*	731	58,136
Universal Forest Products, Inc.		1,121	58,449
USG Corp.	*	3,348	95,016

			1,734,169

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Capital Markets—2.4%
Affiliated Managers Group, Inc.	*	2,083	$451,761
American Capital Ltd.	*	10,947	171,211
Ameriprise Financial, Inc.		7,046	810,642
Apollo Investment Corp.		17,052	144,601
Ares Capital Corp.		14,456	256,883
Arlington Asset Investment Corp., Class A		304	8,023
Bank of New York Mellon Corp. (The)		41,637	1,454,797
BGC Partners, Inc., Class A		7,270	44,056
BlackRock, Inc.		5,053	1,599,123
Calamos Asset Management, Inc., Class A		1,800	21,312
Charles Schwab Corp. (The)		39,829	1,035,554
CIFC Corp.		4,547	35,376
Cowen Group, Inc., Class A	*	2,582	10,096
Diamond Hill Investment Group, Inc.		331	39,171
E*TRADE Financial Corp.	*	13,474	264,629
Eaton Vance Corp.		5,282	226,017
Evercore Partners, Inc., Class A		2,789	166,726
Federated Investors, Inc., Class B	†	3,745	107,856
Fifth Street Finance Corp.		14,566	134,735
Financial Engines, Inc.		1,762	122,424
Franklin Resources, Inc.		15,516	895,739
GAMCO Investors, Inc., Class A		558	48,529
GFI Group, Inc.		2,520	9,853
Goldman Sachs Group, Inc. (The)		17,015	3,016,079
Greenhill & Co., Inc.		495	28,680
ICG Group, Inc.	*	4,779	89,033
INTL FCStone, Inc.	*	507	9,400
Invesco Ltd.		16,610	604,604
Investment Technology Group, Inc.	*	2,078	42,724
Janus Capital Group, Inc.		6,411	79,304
JMP Group, Inc.		4,495	33,263
KCG Holdings, Inc., Class A	*	444	5,310
Ladenburg Thalmann Financial Services, Inc.	*	18,032	56,440
Lazard Ltd., Class A (Bermuda)		6,921	313,660
Legg Mason, Inc.		3,981	173,094
Main Street Capital Corp.	†	4,799	156,879
Medallion Financial Corp.		958	13,747
Morgan Stanley		57,026	1,788,335
Northern Trust Corp.		8,495	525,756
PennantPark Investment Corp.		8,005	92,858
Piper Jaffray Cos.	*	963	38,087
Prospect Capital Corp.		18,643	209,174
Pzena Investment Management, Inc., Class A		6,659	78,310
Raymond James Financial, Inc.		3,472	181,204
Safeguard Scientifics, Inc.	*	678	13,621
SEI Investments Co.		5,918	205,532

		Shares	Value
Solar Senior Capital Ltd.		3,820	$69,600
State Street Corp.		15,937	1,169,616
Stifel Financial Corp.	*	2,724	130,534
SWS Group, Inc.	*	1,323	8,044
T. Rowe Price Group, Inc.		9,852	825,302
TD Ameritrade Holding Corp.		8,355	255,997
THL Credit, Inc.		5,201	85,764
Virtus Investment Partners, Inc.	*	210	42,010
Waddell & Reed Financial, Inc., Class A		3,971	258,592
Walter Investment Management Corp.	*	1,972	69,730
Westwood Holdings Group, Inc.		1,027	63,582
WisdomTree Investments, Inc.	*	3,701	65,545

			18,858,524

Chemicals—2.5%
A. Schulman, Inc.		1,444	50,915
Air Products & Chemicals, Inc.		8,124	908,101
Airgas, Inc.		2,915	326,043
Albemarle Corp.		3,712	235,304
Ashland, Inc.		2,794	271,130
Axiall Corp.		2,616	124,103
Cabot Corp.		2,693	138,420
Calgon Carbon Corp.	*	3,184	65,495
Celanese Corp., Series A		5,277	291,871
CF Industries Holdings, Inc.		2,079	484,490
Chemtura Corp.	*	5,201	145,212
Cytec Industries, Inc.		1,644	153,155
Dow Chemical Co. (The)		44,682	1,983,881
E.I. Du Pont de Nemours & Co.		34,621	2,249,326
Eastman Chemical Co.		6,221	502,035
Ecolab, Inc.		9,129	951,881
Ferro Corp.	*	1,818	23,325
FMC Corp.		5,510	415,785
H.B. Fuller Co.		2,570	133,743
Huntsman Corp.		5,470	134,562
International Flavors & Fragrances, Inc.		3,643	313,225
Intrepid Potash, Inc.	*†	1,172	18,564
Koppers Holdings, Inc.		1,582	72,376
Kronos Worldwide, Inc.	†	2,262	43,091
Landec Corp.	*	986	11,950
LSB Industries, Inc.	*	1,411	57,879
LyondellBasell Industries NV, Class A		14,648	1,175,941
Minerals Technologies, Inc.		1,736	104,281
Monsanto Co.		19,538	2,277,154
Mosaic Co. (The)		10,146	479,601
NewMarket Corp.		378	126,309
Olin Corp.	†	2,796	80,665
OM Group, Inc.	*	1,147	41,762
OMNOVA Solutions, Inc.	*	6,478	59,015
PolyOne Corp.		3,321	117,397
PPG Industries, Inc.		4,963	941,283
Praxair, Inc.		11,160	1,451,135
Quaker Chemical Corp.		483	37,225
Rockwood Holdings, Inc.		2,347	168,796

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
RPM International, Inc.		4,832	$200,576
Scotts Miracle-Gro Co. (The), Class A		1,662	103,410
Sensient Technologies Corp.		2,027	98,350
Sherwin-Williams Co. (The)		3,473	637,295
Sigma-Aldrich Corp.		3,395	319,164
Stepan Co.		1,112	72,981
Tredegar Corp.		1,606	46,269
Valspar Corp. (The)		4,361	310,896
W.R. Grace & Co.	*	3,427	338,827
Westlake Chemical Corp.		1,279	156,128
Zep, Inc.		936	16,998

			19,467,320

Commercial Banks—3.1%
1st Source Corp.		1,180	37,689
Associated Banc-Corp		5,110	88,914
BancFirst Corp.		642	35,991
BancorpSouth, Inc.		3,611	91,792
Bank of Hawaii Corp.		1,898	112,248
BankUnited, Inc.		4,777	157,259
BB&T Corp.		24,485	913,780
BBCN Bancorp, Inc./California		9,619	159,579
BOK Financial Corp.		801	53,122
Boston Private Financial Holdings, Inc.		1,297	16,368
Bridge Bancorp, Inc.		3,091	80,366
Bryn Mawr Bank Corp.		1,058	31,930
Capital City Bank Group, Inc.	*	1,113	13,100
CapitalSource, Inc.		7,766	111,597
Cardinal Financial Corp.		1,142	20,556
Cascade Bancorp	*†	219	1,145
Cathay General Bancorp		2,082	55,652
Catskill Litigation Trust	*‡d	582	—
Central Pacific Financial Corp.		103	2,068
Chemical Financial Corp.		1,552	49,152
CIT Group, Inc.		7,587	395,510
Citizens & Northern Corp.		3,618	74,639
City Holding Co.		250	11,582
City National Corp./California		1,548	122,633
CNB Financial Corp./Pennsylvania		4,147	78,793
CoBiz Financial, Inc.		1,063	12,713
Comerica, Inc.		7,542	358,547
Commerce Bancshares, Inc./Missouri		3,001	134,775
Community Bank System, Inc.		1,402	55,631
Community Trust Bancorp, Inc.		665	30,031
Cullen/Frost Bankers, Inc.		2,502	186,224
CVB Financial Corp.		4,084	69,714
East West Bancorp, Inc.		6,997	244,685
Fidelity Southern Corp.		1,586	26,343
Fifth Third Bancorp		32,850	690,835
Financial Institutions, Inc.		749	18,508

		Shares	Value
First BanCorp. (Puerto Rico)	*	322	$1,993
First Bancorp/North Carolina		643	10,687
First Busey Corp.		2,407	13,961
First Citizens BancShares, Inc./North Carolina, Class A		254	56,548
First Commonwealth Financial Corp.		2,619	23,100
First Connecticut Bancorp, Inc./Farmington CT		5,036	81,180
First Financial Bancorp		1,895	33,030
First Financial Bankshares, Inc.	†	500	33,160
First Financial Holdings, Inc.		2,377	158,094
First Horizon National Corp.		8,735	101,763
First Merchants Corp.		874	19,892
First Midwest Bancorp, Inc./Illinois		2,002	35,095
First Niagara Financial Group, Inc.		10,034	106,561
First of Long Island Corp. (The)		986	42,270
First Republic Bank/California		4,803	251,437
First Security Group, Inc./Tennesse	*	14,959	34,406
FirstMerit Corp.		8,833	196,358
FNB Corp./Pennsylvania		4,685	59,125
Fulton Financial Corp.		6,533	85,452
Glacier Bancorp, Inc.		1,771	52,758
Guaranty Bancorp		1,060	14,893
Hancock Holding Co.		2,032	74,534
Hanmi Financial Corp.		900	19,701
Heritage Financial Corp./Washington		332	5,681
Home Bancshares, Inc./Arkansas		2,340	87,399
Huntington Bancshares, Inc./Ohio		26,837	258,977
IBERIABANK Corp.		966	60,713
Independent Bank Corp./Massachusetts		874	34,252
International Bancshares Corp.		3,248	85,715
KeyCorp		27,431	368,124
M&T Bank Corp.	†	5,079	591,297
MB Financial, Inc.		931	29,876
Merchants Bancshares, Inc.		571	19,129
MidSouth Bancorp, Inc.		522	9,323
MidWestOne Financial Group, Inc.		552	15,014
National Penn Bancshares, Inc.		2,758	31,248
NBT Bancorp, Inc.		1,000	25,900
Old National Bancorp/Indiana		3,552	54,594
PacWest Bancorp	†	894	37,745
Park National Corp.	†	728	61,931
Peoples Bancorp, Inc./Ohio		814	18,323
Pinnacle Financial Partners, Inc.		1,818	59,140
PNC Financial Services Group, Inc. (The)		19,925	1,545,782
Popular, Inc. (Puerto Rico)	*	5,380	154,567

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
PrivateBancorp, Inc.		1,200	$34,716
Prosperity Bancshares, Inc.		2,300	145,797
Regions Financial Corp.		41,501	410,445
Republic Bancorp, Inc./Kentucky, Class A		1,603	39,338
S&T Bancorp, Inc.		955	24,171
Sandy Spring Bancorp, Inc.		344	9,697
Signature Bank/New York	*	1,900	204,098
Simmons First National Corp., Class A		911	33,844
State Bank Financial Corp.		4,194	76,289
Sterling Bancorp/New York		5,533	73,976
Sterling Financial Corp./Washington		38	1,295
Suffolk Bancorp	*	1,100	22,880
SunTrust Banks, Inc.		19,144	704,691
Susquehanna Bancshares, Inc.		15,304	196,503
SVB Financial Group	*	1,437	150,684
Synovus Financial Corp.		41,667	150,001
TCF Financial Corp.		6,104	99,190
Texas Capital Bancshares, Inc.	*	2,821	175,466
Tompkins Financial Corp.		730	37,515
TowneBank/Virginia	†	1,448	22,285
Trustmark Corp.		2,635	70,723
U.S. Bancorp/Minnesota		68,636	2,772,894
UMB Financial Corp.		1,211	77,843
Umpqua Holdings Corp.	†	9,658	184,854
United Bankshares, Inc./West Virginia	†	2,134	67,114
United Community Banks, Inc./Georgia	*	454	8,059
Valley National Bancorp	†	6,899	69,818
Washington Banking Co.		4,949	87,746
Washington Trust Bancorp, Inc.		500	18,610
Webster Financial Corp.		2,393	74,614
Wells Fargo & Co.		180,372	8,188,889
WesBanco, Inc.		1,699	54,368
Westamerica Bancorporation	†	288	16,260
Western Alliance Bancorp	*	1,400	33,404
Wintrust Financial Corp.		1,017	46,904
Zions Bancorporation		10,153	304,184

			24,293,364

Commercial Services & Supplies—0.6%
ABM Industries, Inc.		2,291	65,500
ACCO Brands Corp.	*	2,302	15,469
ADT Corp. (The)	†	7,488	303,039
Brink’s Co. (The)		2,084	71,148
Cenveo, Inc.	*†	4,741	16,309
Cintas Corp.		2,017	120,193
Clean Harbors, Inc.	*	2,414	144,743
Consolidated Graphics, Inc.	*	776	52,333
Copart, Inc.	*	2,852	104,526
Courier Corp.		424	7,670
Covanta Holding Corp.		4,185	74,284
Deluxe Corp.		2,098	109,495
Ennis, Inc.		695	12,302
G&K Services, Inc., Class A		1,008	62,728
Healthcare Services Group, Inc.		4,963	140,800

		Shares	Value
Herman Miller, Inc.		3,155	$93,136
HNI Corp.		2,512	97,541
Interface, Inc.		3,357	73,720
Iron Mountain, Inc.		7,780	236,123
Kimball International, Inc., Class B		1,500	22,545
Knoll, Inc.		2,701	49,455
McGrath RentCorp		916	36,457
Mine Safety Appliances Co.		1,444	73,947
Mobile Mini, Inc.	*	2,000	82,360
NL Industries, Inc.		2,111	23,601
Pitney Bowes, Inc.		5,918	137,889
R.R. Donnelley & Sons Co.	†	8,887	180,228
Republic Services, Inc.		11,229	372,803
Rollins, Inc.		1,486	45,011
Steelcase, Inc., Class A		1,992	31,593
Stericycle, Inc.	*	3,138	364,541
Tetra Tech, Inc.	*	2,114	59,150
TRC Cos., Inc.	*	327	2,335
United Stationers, Inc.		2,556	117,295
Viad Corp.		937	26,030
Waste Connections, Inc.		3,543	154,581
Waste Management, Inc.		17,744	796,173

			4,377,053

Communications Equipment—1.6%
ADTRAN, Inc.		3,197	86,351
Anaren, Inc.	*	813	22,756
ARRIS Group, Inc.	*	3,613	88,031
Aruba Networks, Inc.	*	2,125	38,038
Aviat Networks, Inc.	*	2,182	4,931
Black Box Corp.		865	25,777
Brocade Communications Systems, Inc.	*	14,008	124,251
CalAmp Corp.	*	550	15,384
Ciena Corp.	*	5,950	142,384
Cisco Systems, Inc.		196,805	4,418,272
Comtech Telecommunications Corp.		1,350	42,552
Digi International, Inc.	*	1,976	23,949
EchoStar Corp., Class A	*	1,877	93,324
Emulex Corp.	*	3,408	24,401
Extreme Networks, Inc.	*	4,491	31,437
F5 Networks, Inc.	*	2,664	242,051
Finisar Corp.	*	7,171	171,530
Harmonic, Inc.	*	2,820	20,812
Harris Corp.		3,891	271,631
Infinera Corp.	*†	4,191	40,988
InterDigital, Inc.	†	2,803	82,660
Ixia	*	2,330	31,012
JDS Uniphase Corp.	*	7,444	96,623
Juniper Networks, Inc.	*	17,553	396,171
KVH Industries, Inc.	*	375	4,886
Motorola Solutions, Inc.		8,298	560,115
NETGEAR, Inc.	*	1,206	39,726
Numerex Corp., Class A	*	1,800	23,310
Oplink Communications, Inc.	*	758	14,099
Palo Alto Networks, Inc.	*	3,567	204,995
Parkervision, Inc.	*†	1,052	4,787
Plantronics, Inc.		1,826	84,818
Polycom, Inc.	*	8,354	93,815
QUALCOMM, Inc.		63,584	4,721,112

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Riverbed Technology, Inc.	*	3,698	$66,860
Sonus Networks, Inc.	*	10,700	33,705
ViaSat, Inc.	*	1,190	74,554
Westell Technologies, Inc., Class A	*	1,821	7,375

			12,469,473

Computers & Peripherals—3.4%
3D Systems Corp.	*†	3,474	322,839
Apple, Inc.		34,859	19,559,734
Avid Technology, Inc.	*	1,448	11,801
Cray, Inc.	*	714	19,606
Diebold, Inc.	†	3,079	101,638
Electronics For Imaging, Inc.	*	2,638	102,170
EMC Corp.		80,313	2,019,872
Fusion-io, Inc.	*†	5,678	50,591
Hewlett-Packard Co.		71,885	2,011,342
Hutchinson Technology, Inc.	*	6,180	19,776
Imation Corp.	*	1,564	7,320
Lexmark International, Inc., Class A	†	1,492	52,996
NCR Corp.	*	6,904	235,150
NetApp, Inc.		11,382	468,255
QLogic Corp.	*	3,731	44,138
Quantum Corp.	*	6,681	8,017
SanDisk Corp.		8,969	632,673
Silicon Graphics International Corp.	*	1,843	24,715
Stratasys Ltd.	*	1,440	193,968
Western Digital Corp.		8,356	701,068

			26,587,669

Construction & Engineering—0.3%
AECOM Technology Corp.	*	3,236	95,236
Aegion Corp.	*	1,223	26,771
Chicago Bridge & Iron Co. NV (Netherlands)		3,194	265,549
Comfort Systems USA, Inc.		2,179	42,251
Dycom Industries, Inc.	*	2,076	57,692
EMCOR Group, Inc.		2,908	123,416
Fluor Corp.		6,816	547,257
Furmanite Corp.	*	1,100	11,682
Granite Construction, Inc.		1,889	66,077
Jacobs Engineering Group, Inc.	*	4,968	312,934
KBR, Inc.		6,464	206,137
Layne Christensen Co.	*†	510	8,711
MasTec, Inc.	*	2,049	67,043
Quanta Services, Inc.	*	8,861	279,653
Tutor Perini Corp.	*	960	25,248
URS Corp.		2,934	155,473

			2,291,130

Construction Materials—0.1%
Eagle Materials, Inc.		2,083	161,287
Headwaters, Inc.	*	2,095	20,510
Martin Marietta Materials, Inc.		801	80,052
Texas Industries, Inc.	*†	1,116	76,758
Vulcan Materials Co.		6,242	370,900

			709,507

		Shares	Value
Consumer Finance—0.9%
American Express Co.		35,120	$3,186,438
Capital One Financial Corp.		22,188	1,699,823
Cash America International, Inc.		685	26,235
Consumer Portfolio Services, Inc.	*	5,110	47,983
Discover Financial Services		18,027	1,008,611
Ezcorp, Inc., Class A	*	2,031	23,742
First Cash Financial Services, Inc.	*	2,461	152,188
First Marblehead Corp. (The)	*	3,218	23,781
Imperial Holdings, Inc.	*	8,933	58,422
Nelnet, Inc., Class A		481	20,269
Portfolio Recovery Associates, Inc.	*	1,512	79,894
SLM Corp.		18,104	475,773
World Acceptance Corp.	*†	639	55,932

			6,859,091

Containers & Packaging—0.3%
AEP Industries, Inc.	*	372	19,653
AptarGroup, Inc.		3,130	212,245
Avery Dennison Corp.		3,924	196,946
Ball Corp.		6,557	338,735
Bemis Co., Inc.		1,316	53,903
Crown Holdings, Inc.	*	3,283	146,323
Greif, Inc., Class A		852	44,645
MeadWestvaco Corp.		6,183	228,338
Myers Industries, Inc.		1,716	36,242
Owens-Illinois, Inc.	*	6,064	216,970
Packaging Corp. of America		4,339	274,572
Rock-Tenn Co., Class A		2,588	271,766
Sealed Air Corp.		7,726	263,070
Silgan Holdings, Inc.		820	39,376
Sonoco Products Co.		3,353	139,887

			2,482,671

Distributors—0.1%
Genuine Parts Co.		6,041	502,551
LKQ Corp.	*	11,438	376,310
Pool Corp.		2,434	141,513
VOXX International Corp.	*	1,218	20,340

			1,040,714

Diversified Consumer Services—0.2%
American Public Education, Inc.	*	698	30,342
Apollo Education Group, Inc.	*	3,118	85,184
Ascent Capital Group, Inc., Class A	*	545	46,630
Career Education Corp.	*	4,167	23,752
Corinthian Colleges, Inc.	*†	3,624	6,451
DeVry Education Group, Inc.		2,980	105,790
Graham Holdings Co., Class B	*	258	171,137
Grand Canyon Education, Inc.	*	3,129	136,424
H&R Block, Inc.		11,402	331,114
Hillenbrand, Inc.		1,576	46,366
ITT Educational Services, Inc.	*†	335	11,249

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Matthews International Corp., Class A		1,052	$44,826
Regis Corp.		1,818	26,379
Service Corp. International		10,864	196,964
Sotheby’s		2,623	139,544
Steiner Leisure Ltd. (Bahamas)	*	1,503	73,933
Strayer Education, Inc.	*†	551	18,993
Universal Technical Institute, Inc.		418	5,814
Weight Watchers International, Inc.	†	1,826	60,130

			1,561,022

Diversified Financial Services—4.2%
Bank of America Corp.		397,605	6,190,710
Berkshire Hathaway, Inc., Class B	*	66,657	7,902,854
CBOE Holdings, Inc.		3,873	201,241
Citigroup, Inc.		112,846	5,880,405
CME Group, Inc.		11,807	926,377
ING US, Inc.		4,191	147,314
Interactive Brokers Group, Inc., Class A		1,570	38,214
IntercontinentalExchange Group, Inc.		4,413	992,572
JPMorgan Chase & Co.		139,421	8,153,340
Leucadia National Corp.		9,873	279,801
McGraw Hill Financial, Inc.		9,601	750,798
Moody’s Corp.		8,073	633,488
MSCI, Inc.	*	3,439	150,353
NASDAQ OMX Group, Inc. (The)		5,431	216,154
PHH Corp.	*	2,212	53,862
PICO Holdings, Inc.	*	1,150	26,577
Resource America, Inc., Class A		1,287	12,046

			32,556,106

Diversified Telecommunication Services—1.8%
8x8, Inc.	*	3,048	30,968
AT&T, Inc.		199,454	7,012,803
CenturyLink, Inc.		22,585	719,332
Cincinnati Bell, Inc.	*	8,448	30,075
Cogent Communications Group, Inc.		2,886	116,623
Consolidated Communications Holdings, Inc.		80	1,571
Frontier Communications Corp.	†	39,354	182,996
General Communication, Inc., Class A	*	2,516	28,053
HickoryTech Corp.		651	8,352
IDT Corp., Class B		1,600	28,592
Level 3 Communications, Inc.	*	8,634	286,390
Lumos Networks Corp.		1,350	28,350
Premiere Global Services, Inc.	*	2,174	25,197
Straight Path Communications, Inc., Class B	*	800	6,552

		Shares	Value
Towerstream Corp.	*†	27,749	$82,137
tw telecom inc.	*	4,305	131,173
Verizon Communications, Inc.		105,428	5,180,732
Windstream Holdings, Inc.	†	21,003	167,604

			14,067,500

Electric Utilities—1.4%
ALLETE, Inc.		1,243	62,001
American Electric Power Co., Inc.		17,879	835,665
Cleco Corp.		2,109	98,322
Duke Energy Corp.		27,217	1,878,245
Edison International		12,222	565,879
El Paso Electric Co.		1,748	61,372
Empire District Electric Co. (The)		1,197	27,160
Entergy Corp.		5,375	340,076
Exelon Corp.		31,805	871,139
FirstEnergy Corp.		16,831	555,086
Great Plains Energy, Inc.		3,450	83,628
Hawaiian Electric Industries, Inc.	†	3,066	79,900
IDACORP, Inc.		1,515	78,538
ITC Holdings Corp.		1,539	147,467
MGE Energy, Inc.		1,559	90,266
NextEra Energy, Inc.		16,412	1,405,196
Northeast Utilities		10,939	463,704
OGE Energy Corp.		6,716	227,672
Otter Tail Corp.		1,095	32,051
Pepco Holdings, Inc.		7,066	135,173
Pinnacle West Capital Corp.		3,789	200,514
PNM Resources, Inc.		2,169	52,316
Portland General Electric Co.		1,100	33,220
PPL Corp.		22,170	667,095
Southern Co. (The)		33,220	1,365,674
UIL Holdings Corp.		1,496	57,970
Unitil Corp.		2,609	79,548
UNS Energy Corp.		1,571	94,024
Westar Energy, Inc.		4,032	129,709
Xcel Energy, Inc.		16,552	462,463

			11,181,073

Electrical Equipment—0.8%
Acuity Brands, Inc.		1,873	204,756
American Superconductor Corp.	*†	1,147	1,881
AMETEK, Inc.		9,526	501,734
AZZ, Inc.		2,357	115,163
Babcock & Wilcox Co. (The)		5,852	200,080
Brady Corp., Class A		2,402	74,294
Capstone Turbine Corp.	*†	34,249	44,181
Eaton Corp. plc (Ireland)		17,125	1,303,555
Emerson Electric Co.		27,226	1,910,721
Encore Wire Corp.		1,400	75,880
EnerSys, Inc.		2,156	151,114
Enphase Energy, Inc.	*†	4,495	28,498
Franklin Electric Co., Inc.		1,804	80,531
FuelCell Energy, Inc.	*†	56,398	79,521
Generac Holdings, Inc.		3,020	171,053
General Cable Corp.		1,732	50,938
GrafTech International Ltd.	*†	3,487	39,159

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Hubbell, Inc., Class B		2,078	$226,294
II-VI, Inc.	*	1,364	24,006
LSI Industries, Inc.		1,083	9,390
Polypore International, Inc.	*†	2,675	104,058
Powell Industries, Inc.		1,045	70,005
Regal-Beloit Corp.		1,272	93,772
Revolution Lighting Technologies, Inc.	*†	8,587	29,410
Rockwell Automation, Inc.		4,331	511,751
Roper Industries, Inc.		2,980	413,266
SolarCity Corp.	*	851	48,354
Vicor Corp.	*	1,380	18,520

			6,581,885

Electronic Equipment, Instruments & Components—0.7%
Agilysys, Inc.	*	1,335	18,583
Amphenol Corp., Class A		5,423	483,623
Anixter International, Inc.		1,723	154,794
Arrow Electronics, Inc.	*	4,585	248,736
Avnet, Inc.		5,129	226,240
AVX Corp.		2,270	31,621
Badger Meter, Inc.		1,134	61,803
Belden, Inc.		1,894	133,432
Benchmark Electronics, Inc.	*	2,520	58,162
Checkpoint Systems, Inc.	*	1,441	22,725
Cognex Corp.	*	4,046	154,476
Coherent, Inc.	*	1,348	100,278
Corning, Inc.		57,318	1,021,407
CTS Corp.		1,580	31,458
Daktronics, Inc.		927	14,535
Dolby Laboratories, Inc., Class A	*†	1,370	52,827
DTS, Inc.	*	755	18,105
Electro Rent Corp.		950	17,594
Electro Scientific Industries, Inc.		1,421	14,864
FARO Technologies, Inc.	*	453	26,410
FEI Co.		1,368	122,245
FLIR Systems, Inc.		5,608	168,801
Ingram Micro, Inc., Class A	*	7,190	168,677
Insight Enterprises, Inc.	*	2,054	46,646
IPG Photonics Corp.	*†	2,130	165,309
Itron, Inc.	*	955	39,566
Jabil Circuit, Inc.		8,287	144,525
Littelfuse, Inc.		909	84,473
Maxwell Technologies, Inc.	*	370	2,875
Mercury Systems, Inc.	*	963	10,545
Mesa Laboratories, Inc.		1,200	94,296
Methode Electronics, Inc.		1,383	47,285
MTS Systems Corp.		1,342	95,618
National Instruments Corp.		5,121	163,974
Newport Corp.	*	1,614	29,165
OSI Systems, Inc.	*	867	46,046
Park Electrochemical Corp.		1,086	31,190
PC Connection, Inc.		854	21,222
Plexus Corp.	*	1,884	81,558
Radisys Corp.	*	961	2,201
Rofin-Sinar Technologies, Inc.	*	2,200	59,444
Rogers Corp.	*	803	49,385
Sanmina Corp.	*	3,577	59,736
ScanSource, Inc.	*	1,126	47,776
SYNNEX Corp.	*	104	7,010

		Shares	Value
Tech Data Corp.	*	2,057	$106,141
Trimble Navigation Ltd.	*	8,636	299,669
TTM Technologies, Inc.	*	1,639	14,063
Uni-Pixel, Inc.	*†	2,120	21,221
Universal Display Corp.	*†	1,350	46,386
Vishay Intertechnology, Inc.	*	6,172	81,841
Vishay Precision Group, Inc.	*	440	6,552
Zygo Corp.	*	967	14,292

			5,271,406

Energy Equipment & Services—1.7%
Atwood Oceanics, Inc.	*	1,298	69,300
Baker Hughes, Inc.		17,431	963,237
Basic Energy Services, Inc.	*	1,600	25,248
Bristow Group, Inc.		982	73,709
Cal Dive International, Inc.	*†	4,816	9,680
Cameron International Corp.	*	9,319	554,760
CARBO Ceramics, Inc.	†	1,137	132,495
Dawson Geophysical Co.	*	924	31,250
Diamond Offshore Drilling, Inc.		1,577	89,763
Dresser-Rand Group, Inc.	*	2,924	174,358
Dril-Quip, Inc.	*	880	96,738
Era Group, Inc.	*	713	22,003
Exterran Holdings, Inc.	*	2,465	84,303
FMC Technologies, Inc.	*	8,237	430,054
Geospace Technologies Corp.	*	1,100	104,313
Gulfmark Offshore, Inc., Class A		1,000	47,130
Halliburton Co.		33,840	1,717,380
Helix Energy Solutions Group, Inc.	*	3,853	89,313
Helmerich & Payne, Inc.		3,926	330,098
Hercules Offshore, Inc.	*	5,226	34,126
Hornbeck Offshore Services, Inc.	*	1,800	88,614
ION Geophysical Corp.	*	6,136	20,249
Key Energy Services, Inc.	*	7,257	57,330
Matrix Service Co.	*	468	11,452
McDermott International, Inc.	*	11,704	107,209
Mitcham Industries, Inc.	*	1,100	19,481
Nabors Industries Ltd. (Bermuda)		10,988	186,686
National Oilwell Varco, Inc.		14,826	1,179,112
Newpark Resources, Inc.	*	3,484	42,818
Oceaneering International, Inc.		4,464	352,120
Oil States International, Inc.	*	2,026	206,085
Parker Drilling Co.	*	3,755	30,528
Patterson-UTI Energy, Inc.		6,712	169,948
PHI, Inc.	*	774	33,592
Pioneer Energy Services Corp.	*	2,700	21,627
Rowan Cos. plc, Class A	*	3,918	138,540
Schlumberger Ltd.		49,959	4,501,805
SEACOR Holdings, Inc.	*	713	65,026
Seadrill Ltd. (Bermuda)		15,030	617,432
Superior Energy Services, Inc.	*	9,385	249,735
Tesco Corp.	*	3,185	62,999
TETRA Technologies, Inc.	*	2,352	29,071

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Tidewater, Inc.		2,250	$133,358
Unit Corp.	*	1,702	87,857

			13,491,932

Food & Staples Retailing—2.0%
Andersons, Inc. (The)		700	62,419
Arden Group, Inc., Class A		260	32,893
Casey’s General Stores, Inc.		1,608	112,962
Costco Wholesale Corp.		15,557	1,851,439
CVS Caremark Corp.		44,969	3,218,431
Fresh Market, Inc. (The)	*	1,489	60,304
Harris Teeter Supermarkets, Inc.		1,967	97,071
Kroger Co. (The)		20,480	809,574
Pantry, Inc. (The)	*	1,200	20,136
PriceSmart, Inc.		1,212	140,034
Rite Aid Corp.	*	25,982	131,469
Safeway, Inc.		8,825	287,430
Spartan Stores, Inc.		808	19,618
SUPERVALU, Inc.	*	8,154	59,443
Sysco Corp.		20,649	745,429
United Natural Foods, Inc.	*	1,912	144,146
Walgreen Co.		34,513	1,982,427
Wal-Mart Stores, Inc.		59,717	4,699,131
Weis Markets, Inc.		382	20,078
Whole Foods Market, Inc.		14,831	857,677

			15,352,111

Food Products—1.6%
Archer-Daniels-Midland Co.		23,265	1,009,701
B&G Foods, Inc.		4,432	150,289
Bunge Ltd.		4,700	385,917
Campbell Soup Co.		5,629	243,623
Chiquita Brands International, Inc.	*	2,150	25,155
ConAgra Foods, Inc.		14,190	478,203
Darling International, Inc.	*	3,150	65,772
Dean Foods Co.	*	3,140	53,977
Farmer Bros. Co.	*	930	21,632
Flowers Foods, Inc.		7,909	169,806
Fresh Del Monte Produce, Inc.		567	16,046
General Mills, Inc.		24,219	1,208,770
Green Mountain Coffee Roasters, Inc.	*†	6,872	519,386
Griffin Land & Nurseries, Inc.		650	21,697
Hain Celestial Group, Inc. (The)	*	1,426	129,452
Hershey Co. (The)		5,148	500,540
Hillshire Brands Co.		4,327	144,695
Hormel Foods Corp.		6,390	288,636
Ingredion, Inc.		3,164	216,607
Inventure Foods, Inc.	*	5,272	69,907
J&J Snack Foods Corp.		761	67,417
J.M. Smucker Co. (The)		4,332	448,882
Kellogg Co.		11,040	674,213
Kraft Foods Group, Inc.		22,510	1,213,739
Lancaster Colony Corp.		1,389	122,440
McCormick & Co., Inc. (Non-Voting Shares)		4,101	282,641
Mead Johnson Nutrition Co.		7,038	589,503

		Shares	Value
Mondelez International, Inc., Class A		66,427	$2,344,873
Post Holdings, Inc.	*	1,156	56,956
Sanderson Farms, Inc.		864	62,493
Seaboard Corp.	*	18	50,310
Snyders-Lance, Inc.		1,370	39,346
Tootsie Roll Industries, Inc.	†	681	22,160
TreeHouse Foods, Inc.	*	1,256	86,564
Tyson Foods, Inc., Class A		10,231	342,329
WhiteWave Foods Co., Class A	*	1,604	36,796

			12,160,473

Gas Utilities—0.2%
AGL Resources, Inc.		3,698	174,657
Atmos Energy Corp.		2,732	124,087
Chesapeake Utilities Corp.		949	56,959
Delta Natural Gas Co., Inc.		760	17,009
Laclede Group, Inc. (The)		1,025	46,679
National Fuel Gas Co.		3,639	259,825
New Jersey Resources Corp.		1,681	77,729
Northwest Natural Gas Co.		1,183	50,656
ONEOK, Inc.		7,816	485,999
Piedmont Natural Gas Co., Inc.		2,740	90,858
Questar Corp.		7,412	170,402
South Jersey Industries, Inc.		2,014	112,703
Southwest Gas Corp.		1,252	69,999
UGI Corp.		2,720	112,771
WGL Holdings, Inc.		2,315	92,739

			1,943,072

Health Care Equipment & Supplies—2.0%
Abaxis, Inc.	*	749	29,975
Abbott Laboratories		57,095	2,188,451
ABIOMED, Inc.	*	886	23,692
Alere, Inc.	*	3,011	108,998
Align Technology, Inc.	*	2,449	139,960
Analogic Corp.		593	52,516
Baxter International, Inc.		21,536	1,497,829
Becton Dickinson and Co.		7,370	814,311
Boston Scientific Corp.	*	47,653	572,789
C.R. Bard, Inc.		2,876	385,211
CareFusion Corp.	*	10,625	423,087
Cerus Corp.	*†	1,010	6,514
CONMED Corp.		1,362	57,885
Cooper Cos., Inc. (The)		1,627	201,488
Covidien plc (Ireland)		17,848	1,215,449
CryoLife, Inc.		937	10,391
Cyberonics, Inc.	*	956	62,628
Cynosure, Inc., Class A	*	314	8,378
DENTSPLY International, Inc.		5,668	274,785
DexCom, Inc.	*	4,391	155,485
Edwards Lifesciences Corp.	*	3,593	236,276
Greatbatch, Inc.	*	942	41,674
Haemonetics Corp.	*	2,314	97,489
HeartWare International, Inc.	*	664	62,389
Hill-Rom Holdings, Inc.		1,576	65,152
Hologic, Inc.	*	9,792	218,851
ICU Medical, Inc.	*	605	38,545
IDEXX Laboratories, Inc.	*	1,985	211,144
Insulet Corp.	*	2,469	91,600

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Integra LifeSciences Holdings Corp.	*	1,190	$56,775
Intuitive Surgical, Inc.	*	1,385	531,951
Invacare Corp.		1,333	30,939
Masimo Corp.	*	1,500	43,845
Medtronic, Inc.		35,844	2,057,087
Meridian Bioscience, Inc.	†	1,158	30,722
Merit Medical Systems, Inc.	*	3,149	49,565
Neogen Corp.	*	3,150	143,955
NuVasive, Inc.	*	990	32,007
OraSure Technologies, Inc.	*	1,687	10,611
ResMed, Inc.	†	6,068	285,681
RTI Surgical, Inc.	*	807	2,857
Sirona Dental Systems, Inc.	*	1,664	116,813
Spectranetics Corp.	*	1,045	26,125
St. Jude Medical, Inc.		10,767	667,016
Staar Surgical Co.	*	848	13,729
STERIS Corp.		2,777	133,435
Stryker Corp.		12,580	945,261
SurModics, Inc.	*	9	220
Teleflex, Inc.		1,322	124,083
Thoratec Corp.	*	2,306	84,400
Varian Medical Systems, Inc.	*	4,761	369,882
Volcano Corp.	*	1,970	43,045
West Pharmaceutical Services, Inc.		3,408	167,196
Wright Medical Group, Inc.	*	1,309	40,199
Zimmer Holdings, Inc.		5,894	549,262

			15,849,603

Health Care Providers & Services—2.2%
Aetna, Inc.		14,039	962,935
Air Methods Corp.	*	2,900	169,157
Almost Family, Inc.	*	422	13,643
Amedisys, Inc.	*	1,698	24,842
AmerisourceBergen Corp.		9,159	643,969
AMN Healthcare Services, Inc.	*	1,507	22,153
Amsurg Corp.	*	1,423	65,344
BioScrip, Inc.	*	1,095	8,103
Brookdale Senior Living, Inc.	*	2,200	59,796
Cardinal Health, Inc.		13,757	919,105
Catamaran Corp.	*	7,215	342,568
Centene Corp.	*	1,972	116,249
Chemed Corp.	†	1,162	89,033
Chindex International, Inc.	*	822	14,328
Cigna Corp.		11,100	971,028
Community Health Systems, Inc.	*	4,282	168,154
Cross Country Healthcare, Inc.	*	1,339	13,363
DaVita HealthCare Partners, Inc.	*	7,014	444,477
Express Scripts Holding Co.	*	31,121	2,185,939
Gentiva Health Services, Inc.	*	1,474	18,292
Hanger, Inc.	*	1,083	42,605
HCA Holdings, Inc.	*	10,023	478,197
Health Management Associates, Inc., Class A	*	9,953	130,384
Health Net, Inc.	*	3,209	95,211
HealthSouth Corp.		2,220	73,970
Healthways, Inc.	*	1,362	20,907
Henry Schein, Inc.	*	3,652	417,278

		Shares	Value
Humana, Inc.		6,153	$635,113
Kindred Healthcare, Inc.		2,148	42,402
Laboratory Corp. of America Holdings	*	3,138	286,719
Landauer, Inc.		598	31,461
LifePoint Hospitals, Inc.	*	2,149	113,553
Magellan Health Services, Inc.	*	1,400	83,874
McKesson Corp.		8,824	1,424,194
MEDNAX, Inc.	*	4,364	232,950
MWI Veterinary Supply, Inc.	*	519	88,536
National Healthcare Corp.		431	23,235
National Research Corp., Class A	*	3,750	70,575
Omnicare, Inc.		4,277	258,160
Owens & Minor, Inc.		2,434	88,987
Patterson Cos., Inc.		4,679	192,775
PharMerica Corp.	*	1,365	29,348
Quest Diagnostics, Inc.		6,754	361,609
Team Health Holdings, Inc.	*	3,999	182,155
Tenet Healthcare Corp.	*	4,822	203,103
U.S. Physical Therapy, Inc.		1,300	45,838
UnitedHealth Group, Inc.		37,671	2,836,626
Universal American Corp.		1,812	13,228
Universal Health Services, Inc., Class B		2,466	200,387
VCA Antech, Inc.	*	3,442	107,941
WellCare Health Plans, Inc.	*	1,500	105,630
WellPoint, Inc.		10,501	970,187

			17,139,616

Health Care Technology—0.2%
Allscripts Healthcare Solutions, Inc.	*	4,515	69,802
athenahealth, Inc.	*	1,151	154,810
Cerner Corp.	*	11,584	645,692
HMS Holdings Corp.	*	4,230	96,148
Medidata Solutions, Inc.	*	2,616	158,451
Omnicell, Inc.	*	783	19,990
Quality Systems, Inc.		1,536	32,348

			1,177,241

Hotels, Restaurants & Leisure—2.0%
Bally Technologies, Inc.	*	1,971	154,625
Biglari Holdings, Inc.	*	75	37,998
Bob Evans Farms, Inc.		1,465	74,114
Boyd Gaming Corp.	*	2,619	29,490
Brinker International, Inc.		2,003	92,819
Buffalo Wild Wings, Inc.	*	867	127,622
Carnival Corp.		17,391	698,596
CEC Entertainment, Inc.		1,614	71,468
Cheesecake Factory, Inc. (The)		3,444	166,242
Chipotle Mexican Grill, Inc.	*	1,003	534,378
Choice Hotels International, Inc.		1,616	79,362
Churchill Downs, Inc.		638	57,197
Cracker Barrel Old Country Store, Inc.		919	101,154
Darden Restaurants, Inc.		3,930	213,674
DineEquity, Inc.		1,079	90,150
Domino’s Pizza, Inc.		532	37,054
Dunkin’ Brands Group, Inc.		4,613	222,347
International Game Technology		7,153	129,898

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
International Speedway Corp., Class A		1,190	$42,233
Interval Leisure Group, Inc.		1,886	58,277
Isle of Capri Casinos, Inc.	*	1,250	11,250
Jack in the Box, Inc.	*	2,874	143,757
Krispy Kreme Doughnuts, Inc.	*	2,573	49,633
Las Vegas Sands Corp.		15,680	1,236,682
Life Time Fitness, Inc.	*†	1,774	83,378
Marcus Corp. (The)		1,505	20,227
Marriott International, Inc., Class A		9,639	475,781
Marriott Vacations Worldwide Corp.	*	1,075	56,717
McDonald’s Corp.		37,192	3,608,740
MGM Resorts International	*	16,457	387,069
Morgans Hotel Group Co.	*	2,300	18,699
Multimedia Games Holding Co., Inc.	*	1,202	37,695
Panera Bread Co., Class A	*	1,250	220,863
Papa John’s International, Inc.		3,220	146,188
Penn National Gaming, Inc.	*	2,586	37,057
Pinnacle Entertainment, Inc.	*	1,629	42,338
Red Robin Gourmet Burgers, Inc.	*	692	50,890
Royal Caribbean Cruises Ltd.		5,925	280,964
Ruby Tuesday, Inc.	*	2,816	19,515
Scientific Games Corp., Class A	*	2,517	42,613
Six Flags Entertainment Corp.		2,984	109,871
Sonic Corp.	*	3,730	75,309
Speedway Motorsports, Inc.		149	2,958
Starbucks Corp.		28,124	2,204,640
Starwood Hotels & Resorts Worldwide, Inc.		7,446	591,585
Texas Roadhouse, Inc.		3,070	85,346
Vail Resorts, Inc.		1,491	112,168
Wendy’s Co. (The)		11,481	100,114
Wyndham Worldwide Corp.		5,799	427,328
Wynn Resorts Ltd.		3,423	664,781
Yum! Brands, Inc.		16,971	1,283,177

			15,646,031

Household Durables—0.5%
Bassett Furniture Industries, Inc.		1,139	17,404
Beazer Homes USA, Inc.	*†	4,467	109,084
Blyth, Inc.	†	920	10,010
CSS Industries, Inc.		2,711	77,752
D.R. Horton, Inc.	*	8,007	178,716
Ethan Allen Interiors, Inc.		1,551	47,181
Garmin Ltd. (Switzerland)	†	3,151	145,639
Harman International Industries, Inc.		2,728	223,287
Helen of Troy Ltd. (Bermuda)	*	1,333	65,997
Hooker Furniture Corp.		4,293	71,607
Hovnanian Enterprises, Inc., Class A	*†	13,407	88,754
Jarden Corp.	*	3,082	189,081

		Shares	Value
KB Home	†	3,248	$59,374
La-Z-Boy, Inc.		2,404	74,524
Leggett & Platt, Inc.		2,928	90,592
Lennar Corp., Class A		5,675	224,503
M/I Homes, Inc.	*	610	15,525
MDC Holdings, Inc.	*	1,091	35,174
Meritage Homes Corp.	*	1,300	62,387
Mohawk Industries, Inc.	*	1,833	272,934
NACCO Industries, Inc., Class A		309	19,217
Newell Rubbermaid, Inc.		7,929	256,979
NVR, Inc.	*	112	114,913
PulteGroup, Inc.		13,539	275,789
Ryland Group, Inc. (The)		1,852	80,395
Standard Pacific Corp.	*†	2,568	23,240
Tempur Sealy International, Inc.	*	1,346	72,630
Toll Brothers, Inc.	*	4,132	152,884
Tupperware Brands Corp.		2,427	229,424
Universal Electronics, Inc.	*	639	24,352
Whirlpool Corp.		2,800	439,208

			3,748,556

Household Products—1.7%
Central Garden and Pet Co., Class A	*	1,230	8,303
Church & Dwight Co., Inc.		5,138	340,547
Clorox Co. (The)		4,503	417,698
Colgate-Palmolive Co.		34,209	2,230,769
Energizer Holdings, Inc.		1,856	200,893
Kimberly-Clark Corp.		14,543	1,519,162
Procter & Gamble Co. (The)		102,031	8,306,344
WD-40 Co.		949	70,871

			13,094,587

Independent Power Producers & Energy Traders—0.2%
AES Corp. (The)		26,935	390,827
Calpine Corp.	*	16,000	312,160
Dynegy, Inc.	*†	7,118	153,179
Genie Energy Ltd., Class B	*	1,600	16,336
NRG Energy, Inc.		15,295	439,273

			1,311,775

Industrial Conglomerates—2.1%
3M Co.		25,190	3,532,898
Carlisle Cos., Inc.		2,452	194,689
Danaher Corp.		23,171	1,788,801
General Electric Co.		382,675	10,726,380

			16,242,768

Insurance—3.1%
ACE Ltd. (Switzerland)		12,470	1,291,019
Aflac, Inc.		18,456	1,232,861
Alleghany Corp.	*	614	245,576
Allied World Assurance Co. Holdings AG (Switzerland)		1,675	188,957
Allstate Corp. (The)		16,311	889,602
American Equity Investment Life Holding Co.		4,302	113,487
American Financial Group, Inc.		2,657	153,362
American International Group, Inc.		54,063	2,759,916

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
American National Insurance Co.		374	$42,838
Aon plc (United Kingdom)		12,144	1,018,760
Arch Capital Group Ltd. (Bermuda)	*	4,284	255,712
Argo Group International Holdings Ltd. (Bermuda)		988	45,932
Arthur J. Gallagher & Co.		3,230	151,584
Aspen Insurance Holdings Ltd. (Bermuda)		3,512	145,081
Assurant, Inc.		1,358	90,131
Assured Guaranty Ltd. (Bermuda)		7,538	177,821
Axis Capital Holdings Ltd. (Bermuda)		5,691	270,721
Baldwin & Lyons, Inc., Class B		945	25,817
Brown & Brown, Inc.		5,036	158,080
Chubb Corp. (The)		8,832	853,436
Cincinnati Financial Corp.		6,036	316,105
CNA Financial Corp.		1,422	60,990
CNO Financial Group, Inc.		6,600	116,754
Crawford & Co., Class B		1,891	17,473
EMC Insurance Group, Inc.		341	10,441
Employers Holdings, Inc.		2,770	87,671
Endurance Specialty Holdings Ltd. (Bermuda)		2,698	158,292
Enstar Group Ltd. (Bermuda)	*	1,080	150,023
Erie Indemnity Co., Class A		1,023	74,802
Everest Re Group Ltd. (Bermuda)		2,228	347,278
FBL Financial Group, Inc., Class A		1,275	57,107
Fidelity National Financial, Inc., Class A		8,236	267,258
First American Financial Corp.		3,159	89,084
Genworth Financial, Inc., Class A	*	16,181	251,291
Hanover Insurance Group, Inc. (The)		2,346	140,080
Hartford Financial Services Group, Inc.		15,915	576,601
HCC Insurance Holdings, Inc.		3,999	184,514
Health Insurance Innovations, Inc., Class A	*	3,279	33,151
Hilltop Holdings, Inc.	*	1,180	27,293
Horace Mann Educators Corp.		2,000	63,080
Independence Holding Co.		1,056	14,245
Infinity Property & Casualty Corp.		810	58,118
Kansas City Life Insurance Co.		902	43,062
Kemper Corp.		1,906	77,917
Lincoln National Corp.		10,899	562,606
Loews Corp.		11,788	568,653
Markel Corp.	*	352	204,283
Marsh & McLennan Cos., Inc.		18,811	909,700
MBIA, Inc.	*	5,212	62,231
Mercury General Corp.		1,109	55,128

		Shares	Value
MetLife, Inc.		31,039	$1,673,623
Montpelier Re Holdings Ltd. (Bermuda)		3,734	108,659
Navigators Group, Inc. (The)	*	938	59,244
Old Republic International Corp.		10,195	176,068
PartnerRe Ltd. (Bermuda)		2,300	242,489
Phoenix Cos., Inc. (The)	*	210	12,894
Platinum Underwriters Holdings Ltd. (Bermuda)		2,206	135,184
Principal Financial Group, Inc.		10,891	537,035
ProAssurance Corp.		2,054	99,578
Progressive Corp. (The)		23,937	652,762
Protective Life Corp.		3,130	158,566
Prudential Financial, Inc.		16,151	1,489,445
Reinsurance Group of America, Inc.		1,440	111,470
RenaissanceRe Holdings Ltd. (Bermuda)		2,164	210,644
RLI Corp.		1,164	113,350
Safety Insurance Group, Inc.		850	47,855
Selective Insurance Group, Inc.		2,122	57,421
StanCorp Financial Group, Inc.		2,460	162,975
State Auto Financial Corp.		488	10,365
Stewart Information Services Corp.		1,239	39,983
Torchmark Corp.		4,030	314,945
Travelers Cos., Inc. (The)		13,074	1,183,720
United Fire Group, Inc.		1,250	35,825
Unum Group		12,054	422,854
Validus Holdings Ltd. (Bermuda)		3,553	143,150
W.R. Berkley Corp.		2,501	108,518
White Mountains Insurance Group Ltd.		300	180,924
XL Group plc (Ireland)		7,279	231,763

			24,417,233

Internet & Catalog Retail—1.3%
1-800-Flowers.com, Inc., Class A	*	793	4,290
Amazon.com, Inc.	*	13,601	5,423,943
Expedia, Inc.		3,588	249,940
FTD Cos., Inc.	*	501	16,323
Groupon, Inc.	*	10,416	122,596
HomeAway, Inc.	*	4,242	173,413
HSN, Inc.		1,886	117,498
Liberty Interactive Corp., Series A	*	21,689	636,572
Liberty Ventures, Series A	*	1,648	202,028
Netflix, Inc.	*	1,859	684,428
Orbitz Worldwide, Inc.	*	4,023	28,885
Overstock.com, Inc.	*†	770	23,708
priceline.com, Inc.	*	1,880	2,185,312
Shutterfly, Inc.	*	2,976	151,568
TripAdvisor, Inc.	*	3,588	297,194

			10,317,698

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Internet Software & Services—2.9%
Akamai Technologies, Inc.	*	7,479	$352,859
Angie’s List, Inc.	*†	1,166	17,665
AOL, Inc.	*	3,989	185,967
Blucora, Inc.	*	1,323	38,579
Brightcove, Inc.	*	3,636	51,413
CoStar Group, Inc.	*	770	142,127
Dealertrack Technologies, Inc.	*	1,800	86,544
Digital River, Inc.	*	1,627	30,099
EarthLink, Inc.		5,814	29,477
eBay, Inc.	*	47,745	2,620,723
Equinix, Inc.	*	1,616	286,759
Facebook, Inc., Class A	*	62,983	3,442,651
Google, Inc., Class A	*	10,004	11,211,583
IAC/InterActiveCorp		2,481	170,420
Internap Network Services Corp.	*	1,297	9,753
j2 Global, Inc.		1,614	80,716
LinkedIn Corp., Class A	*	3,488	756,303
LivePerson, Inc.	*	3,333	49,395
Marin Software, Inc.	*†	3,014	30,863
Monster Worldwide, Inc.	*	4,681	33,376
Move, Inc.	*	1,840	29,422
Net Element International, Inc.	*†	5,378	23,502
NIC, Inc.		2,450	60,932
OpenTable, Inc.	*	1,772	140,644
Pandora Media, Inc.	*	5,054	134,436
Rackspace Hosting, Inc.	*	6,130	239,867
RealNetworks, Inc.	*	1,461	11,031
Stamps.com, Inc.	*	1,050	44,205
support.com, Inc.	*	1,562	5,920
Trulia, Inc.	*†	998	35,199
Twitter, Inc.	*†	1,758	111,897
United Online, Inc.		358	4,926
Unwired Planet, Inc.	*	2,763	3,813
ValueClick, Inc.	*	4,058	94,835
VeriSign, Inc.	*	4,905	293,221
VistaPrint NV (Netherlands)	*†	2,666	151,562
Web.com Group, Inc.	*	308	9,791
WebMD Health Corp.	*	2,106	83,187
XO Group, Inc.	*	2,304	34,237
Yahoo!, Inc.	*	33,133	1,339,899
Yelp, Inc.	*	985	67,916
Zillow, Inc., Class A	*†	1,791	146,378
Zix Corp.	*	1,015	4,628

			22,698,720

IT Services—3.5%
Accenture plc, Class A (Ireland)		23,994	1,972,787
Acxiom Corp.	*	3,451	127,618
Alliance Data Systems Corp.	*	1,955	514,028
Amdocs Ltd.		6,782	279,690
Automatic Data Processing, Inc.		17,041	1,377,083
Broadridge Financial Solutions, Inc.		5,748	227,161
CACI International, Inc., Class A	*	1,198	87,718
Cardtronics, Inc.	*	3,545	154,030

		Shares	Value
CIBER, Inc.	*	2,444	$10,118
Cognizant Technology Solutions Corp., Class A	*	11,127	1,123,605
Computer Sciences Corp.		5,963	333,212
Convergys Corp.		5,933	124,890
CoreLogic, Inc.	*	3,159	112,239
CSG Systems International, Inc.		2,153	63,298
DST Systems, Inc.		2,122	192,550
Euronet Worldwide, Inc.	*	1,056	50,530
Fidelity National Information Services, Inc.		9,512	510,604
Fiserv, Inc.	*	10,252	605,381
FleetCor Technologies, Inc.	*	2,714	317,999
Forrester Research, Inc.		963	36,844
Gartner, Inc.	*	3,107	220,752
Genpact Ltd. (Bermuda)	*	6,727	123,575
Global Payments, Inc.		3,238	210,438
Hackett Group, Inc. (The)		1,140	7,079
Heartland Payment Systems, Inc.	†	3,370	167,961
iGATE Corp.	*	1,397	56,104
International Business Machines Corp.		38,599	7,240,014
Jack Henry & Associates, Inc.		3,591	212,623
Leidos Holdings, Inc.		2,132	99,117
Lender Processing Services, Inc.		4,048	151,314
Lionbridge Technologies, Inc.	*	1,165	6,943
ManTech International Corp., Class A	†	1,217	36,425
MasterCard, Inc., Class A		4,327	3,615,035
MAXIMUS, Inc.		4,208	185,110
ModusLink Global Solutions, Inc.	*	1,007	5,770
MoneyGram International, Inc.	*	468	9,725
NeuStar, Inc., Class A	*	3,140	156,560
Paychex, Inc.		9,849	448,425
Sapient Corp.	*	4,150	72,044
Science Applications International Corp.		1,218	40,279
Sykes Enterprises, Inc.	*	1,423	31,036
Syntel, Inc.	*	1,554	141,336
TeleTech Holdings, Inc.	*	2,738	65,548
Teradata Corp.	*	5,364	244,008
Total System Services, Inc.		6,935	230,797
Unisys Corp.	*	1,371	46,025
VeriFone Systems, Inc.	*	3,103	83,222
Visa, Inc., Class A		19,386	4,316,875
Western Union Co. (The)		23,068	397,923
WEX, Inc.	*	1,750	173,303

			27,016,751

Leisure Equipment & Products—0.2%
Arctic Cat, Inc.		689	39,259
Brunswick Corp.		3,797	174,890
Callaway Golf Co.		2,881	24,287
Hasbro, Inc.		4,899	269,494
JAKKS Pacific, Inc.	†	765	5,148
LeapFrog Enterprises, Inc.	*†	1,261	10,012
Mattel, Inc.		10,938	520,430

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Polaris Industries, Inc.		2,406	$350,410
Sturm Ruger & Co., Inc.	†	1,052	76,891

			1,470,821

Life Sciences Tools & Services—0.7%
Affymetrix, Inc.	*	2,525	21,639
Agilent Technologies, Inc.		13,260	758,339
Bio-Rad Laboratories, Inc., Class A	*	623	77,009
Bruker Corp.	*	1,667	32,957
Cambrex Corp.	*	1,258	22,430
Charles River Laboratories International, Inc.	*	2,755	146,125
Covance, Inc.	*	2,839	250,002
Furiex Pharmaceuticals, Inc.	*	394	16,552
Illumina, Inc.	*	4,535	501,662
Life Technologies Corp.	*	6,618	501,644
Luminex Corp.	*	1,070	20,758
Mettler-Toledo International, Inc.	*	913	221,485
PAREXEL International Corp.	*	2,306	104,185
PerkinElmer, Inc.		5,266	217,117
QIAGEN NV (Netherlands)	*	6,882	163,861
Sequenom, Inc.	*†	19,756	46,229
Techne Corp.		1,736	164,347
Thermo Fisher Scientific, Inc.		13,988	1,557,564
Waters Corp.	*	3,591	359,100

			5,183,005

Machinery—2.2%
Actuant Corp., Class A		2,022	74,086
AGCO Corp.		3,068	181,595
Albany International Corp., Class A		1,437	51,631
American Railcar Industries, Inc.	†	1,200	54,900
Ampco-Pittsburgh Corp.		613	11,923
Astec Industries, Inc.		821	31,715
Barnes Group, Inc.		2,018	77,310
Blount International, Inc.	*	1,532	22,168
Briggs & Stratton Corp.		1,822	39,647
Caterpillar, Inc.		24,443	2,219,669
Chart Industries, Inc.	*	1,070	102,335
CIRCOR International, Inc.		711	57,435
CLARCOR, Inc.		2,354	151,480
Colfax Corp.	*	3,666	233,488
Crane Co.		2,467	165,906
Cummins, Inc.		7,207	1,015,971
Deere & Co.		14,974	1,367,575
Donaldson Co., Inc.		4,058	176,361
Dover Corp.		5,761	556,167
EnPro Industries, Inc.	*	981	56,555
ESCO Technologies, Inc.		1,222	41,866
Federal Signal Corp.	*	2,159	31,629
Flow International Corp.	*	2,200	8,888
Flowserve Corp.		5,994	472,507
FreightCar America, Inc.		900	23,958
Graco, Inc.		2,883	225,220
Harsco Corp.		3,646	102,197
Hurco Cos., Inc.		300	7,503

		Shares	Value
Hyster-Yale Materials Handling, Inc.		618	$57,573
IDEX Corp.		3,304	244,000
Illinois Tool Works, Inc.		13,130	1,103,970
Ingersoll-Rand plc (Ireland)		11,284	695,094
ITT Corp.		2,488	108,029
John Bean Technologies Corp.		1,164	34,140
Joy Global, Inc.	†	4,237	247,822
Kadant, Inc.		721	29,215
Kennametal, Inc.		3,196	166,416
Lincoln Electric Holdings, Inc.		3,754	267,810
Lindsay Corp.	†	808	66,862
Manitowoc Co., Inc. (The)		5,044	117,626
Meritor, Inc.	*	2,791	29,110
Middleby Corp. (The)	*	984	236,130
Mueller Industries, Inc.		1,592	100,312
Mueller Water Products, Inc., Class A		3,000	28,110
Navistar International Corp.	*†	2,436	93,031
Nordson Corp.		3,044	226,169
Oshkosh Corp.		2,868	144,490
PACCAR, Inc.		13,455	796,132
Pall Corp.		3,831	326,976
Parker Hannifin Corp.		5,068	651,948
Pentair Ltd. (Registered) (Switzerland)		6,813	529,166
Snap-on, Inc.		2,419	264,929
SPX Corp.		2,157	214,859
Standex International Corp.		724	45,525
Stanley Black & Decker, Inc.		5,209	420,314
Tennant Co.		1,280	86,797
Terex Corp.		4,124	173,167
Timken Co.		3,702	203,869
Titan International, Inc.		1,356	24,381
Toro Co. (The)		2,040	129,744
Trimas Corp.	*	3,917	156,249
Trinity Industries, Inc.		3,051	166,341
Valmont Industries, Inc.		1,162	173,277
Wabash National Corp.	*	6,441	79,546
WABCO Holdings, Inc.	*	2,354	219,887
Wabtec Corp.		3,474	258,014
Watts Water Technologies, Inc., Class A		1,225	75,791
Woodward, Inc.		2,448	111,653
Xylem, Inc.		4,977	172,204

			16,838,363

Marine—0.0%
Kirby Corp.	*	2,358	234,032
Matson, Inc.		1,466	38,277

			272,309

Media—3.8%
AMC Networks, Inc., Class A	*	2,261	153,997
Cablevision Systems Corp., Class A		9,044	162,159
CBS Corp. (Non-Voting Shares), Class B		23,813	1,517,841
Charter Communications, Inc., Class A	*	2,812	384,569
Cinemark Holdings, Inc.		3,727	124,221

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Clear Channel Outdoor Holdings, Inc., Class A		2,500	$25,350
Comcast Corp., Class A		96,980	5,039,566
Crown Media Holdings, Inc., Class A	*	5,899	20,824
Cumulus Media, Inc., Class A	*	2,174	16,805
DIRECTV	*	18,126	1,252,325
Discovery Communications, Inc., Class A	*	8,104	732,764
DISH Network Corp., Class A	*	9,231	534,660
DreamWorks Animation SKG, Inc., Class A	*	1,300	46,150
Entercom Communications Corp., Class A	*	2,183	22,943
Entravision Communications Corp., Class A		2,852	17,369
EW Scripps Co. (The), Class A	*	1,204	26,151
Gannett Co., Inc.		7,301	215,964
Harte-Hanks, Inc.		3,119	24,391
Interpublic Group of Cos., Inc. (The)		17,203	304,493
John Wiley & Sons, Inc., Class A		2,491	137,503
Journal Communications, Inc., Class A	*	3,900	36,309
Lamar Advertising Co., Class A	*	3,479	181,778
Liberty Global plc, Series A (United Kingdom)	*	13,767	1,225,125
Liberty Global plc, Series C (United Kingdom)	*	988	83,308
Liberty Media Corp., Series A	*	3,556	520,776
Lions Gate Entertainment Corp.	†	5,038	159,503
Live Nation Entertainment, Inc.	*	5,485	108,384
Madison Square Garden Co. (The), Class A	*	2,261	130,188
McClatchy Co. (The), Class A	*†	2,444	8,310
Meredith Corp.		2,083	107,899
National CineMedia, Inc.		2,226	44,431
New York Times Co. (The), Class A		5,682	90,173
News Corp., Class A	*	17,563	316,485
Nexstar Broadcasting Group, Inc., Class A		902	50,268
Omnicom Group, Inc.		9,924	738,048
Radio Unica Communications Corp.	*‡d	1,900	—
Regal Entertainment Group, Class A	†	2,743	53,351
Salem Communications Corp., Class A		850	7,395
Scholastic Corp.		1,845	62,748

		Shares	Value
Scripps Networks Interactive, Inc., Class A		3,612	$312,113
Sinclair Broadcast Group, Inc., Class A		2,049	73,211
Sirius XM Holdings, Inc.	*	109,168	380,996
Starz, Class A	*	4,301	125,761
Thomson Reuters Corp.		13,044	493,324
Time Warner Cable, Inc.		10,238	1,387,249
Time Warner, Inc.		35,102	2,447,311
Twenty-First Century Fox, Inc., Class A		74,643	2,625,941
Valassis Communications, Inc.	†	2,236	76,583
Viacom, Inc., Class B		17,970	1,569,500
Walt Disney Co. (The)		66,428	5,075,099
World Wrestling Entertainment, Inc., Class A		1,030	17,077

			29,268,689

Metals & Mining—0.7%
AK Steel Holding Corp.	*†	5,009	41,074
Alcoa, Inc.		35,958	382,234
Allegheny Technologies, Inc.		3,760	133,969
Allied Nevada Gold Corp.	*†	3,041	10,796
AMCOL International Corp.		1,186	40,300
Carpenter Technology Corp.		1,882	117,060
Century Aluminum Co.	*	865	9,048
Cliffs Natural Resources, Inc.	†	4,448	116,582
Coeur Mining, Inc.	*	7,315	79,368
Commercial Metals Co.		4,080	82,946
Compass Minerals International, Inc.		1,915	153,296
Freeport-McMoRan Copper & Gold, Inc.		40,638	1,533,678
Hecla Mining Co.	†	20,609	63,476
Kaiser Aluminum Corp.		2,266	159,164
Materion Corp.		1,122	34,614
Molycorp, Inc.	*†	7,253	40,762
Newmont Mining Corp.		16,854	388,148
Nucor Corp.		10,963	585,205
Paramount Gold and Silver Corp.	*†	26,200	24,413
Reliance Steel & Aluminum Co.		2,966	224,941
Royal Gold, Inc.		1,153	53,119
RTI International Metals, Inc.	*	1,363	46,628
Schnitzer Steel Industries, Inc., Class A		693	22,640
Southern Copper Corp.		7,739	222,187
Steel Dynamics, Inc.		8,080	157,883
Stillwater Mining Co.	*	3,727	45,991
SunCoke Energy, Inc.	*	1,473	33,599
Tahoe Resources, Inc.	*	5,318	88,491
United States Steel Corp.	†	5,607	165,406
Walter Energy, Inc.	†	1,840	30,599
Worthington Industries, Inc.		3,575	150,436

			5,238,053

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Multiline Retail—0.6%
Big Lots, Inc.	*	1,874	$60,512
Dillard’s, Inc., Class A		1,535	149,217
Dollar General Corp.	*	12,040	726,253
Dollar Tree, Inc.	*	8,356	471,446
Family Dollar Stores, Inc.		3,743	243,183
Fred’s, Inc., Class A		1,781	32,984
J.C. Penney Co., Inc.	*†	7,928	72,541
Kohl’s Corp.		7,696	436,748
Macy’s, Inc.		14,423	770,188
Nordstrom, Inc.		6,080	375,744
Sears Holdings Corp.	*†	2,729	133,830
Target Corp.		23,009	1,455,779
Tuesday Morning Corp.	*	1,816	28,983

			4,957,408

Multi-Utilities—0.9%
Alliant Energy Corp.		4,491	231,736
Ameren Corp.		8,429	304,793
Avista Corp.		1,759	49,586
Black Hills Corp.		2,041	107,173
CenterPoint Energy, Inc.		12,705	294,502
CMS Energy Corp.		11,539	308,899
Consolidated Edison, Inc.		9,508	525,602
Dominion Resources, Inc.		21,301	1,377,962
DTE Energy Co.		5,654	375,369
Integrys Energy Group, Inc.		3,108	169,106
MDU Resources Group, Inc.		7,657	233,921
NiSource, Inc.		10,893	358,162
NorthWestern Corp.		1,449	62,771
PG&E Corp.		17,518	705,625
Public Service Enterprise Group, Inc.		17,215	551,569
SCANA Corp.		4,791	224,842
Sempra Energy		9,100	816,816
TECO Energy, Inc.		7,797	134,420
Vectren Corp.		3,706	131,563
Wisconsin Energy Corp.		9,128	377,351

			7,341,768

Office Electronics—0.1%
Xerox Corp.		37,010	450,412
Zebra Technologies Corp., Class A	*	2,988	161,591

			612,003

Oil, Gas & Consumable Fuels—7.4%
Adams Resources & Energy, Inc.		1,006	68,911
Alpha Natural Resources, Inc.	*	8,351	59,626
Anadarko Petroleum Corp.		17,995	1,427,363
Apache Corp.		15,202	1,306,460
Apco Oil and Gas International, Inc.	*	1,181	18,412
Arch Coal, Inc.	†	7,214	32,102
Bill Barrett Corp.	*†	5,171	138,479
Bonanza Creek Energy, Inc.	*	2,837	123,324
BPZ Resources, Inc.	*†	4,003	7,286
Cabot Oil & Gas Corp.		16,664	645,897
Callon Petroleum Co.	*	779	5,087
Carrizo Oil & Gas, Inc.	*	1,800	80,586
Cheniere Energy, Inc.	*	6,673	287,740

		Shares	Value
Chesapeake Energy Corp.		20,459	$555,257
Chevron Corp.		72,329	9,034,615
Cimarex Energy Co.		2,681	281,264
Clayton Williams Energy, Inc.	*	550	45,073
Cobalt International Energy, Inc.	*	13,233	217,683
Comstock Resources, Inc.		1,735	31,733
Concho Resources, Inc.	*	3,943	425,844
ConocoPhillips		45,189	3,192,603
CONSOL Energy, Inc.		7,662	291,463
Contango Oil & Gas Co.	*	400	18,904
Continental Resources, Inc.	*†	2,212	248,894
Crosstex Energy, Inc.		2,100	75,936
Denbury Resources, Inc.	*	16,015	263,126
Devon Energy Corp.		14,461	894,702
Emerald Oil, Inc.	*	4,541	34,784
Energen Corp.		2,644	187,063
Energy XXI Bermuda Ltd. (Bermuda)		3,270	88,486
EOG Resources, Inc.		10,198	1,711,632
EQT Corp.		5,288	474,757
EXCO Resources, Inc.	†	8,720	46,303
Exxon Mobil Corp.		166,083	16,807,600
Forest Oil Corp.	*	3,820	13,790
FX Energy, Inc.	*†	3,496	12,795
Gastar Exploration Ltd.	*	11,611	80,348
Golar LNG Ltd. (Bermuda)	†	3,300	119,757
Goodrich Petroleum Corp.	*†	1,566	26,653
Gulfport Energy Corp.	*	3,188	201,322
Halcon Resources Corp.	*†	5,474	21,130
Hess Corp.		10,275	852,825
HollyFrontier Corp.		7,651	380,178
Kinder Morgan, Inc.		25,064	902,304
Kodiak Oil & Gas Corp.	*	13,664	153,173
L&L Energy, Inc.	*†‡	8,563	10,789
Magnum Hunter Resources Corp.	*†	8,937	65,330
Marathon Oil Corp.		25,577	902,868
Marathon Petroleum Corp.		12,128	1,112,501
Murphy Oil Corp.		8,206	532,405
Newfield Exploration Co.	*	3,712	91,427
Noble Energy, Inc.		11,892	809,964
Oasis Petroleum, Inc.	*	3,200	150,304
Occidental Petroleum Corp.		29,608	2,815,721
PDC Energy, Inc.	*	1,250	66,525
Peabody Energy Corp.		10,624	207,487
Penn Virginia Corp.	*	13,955	131,596
PetroQuest Energy, Inc.	*	3,346	14,455
Phillips 66		23,728	1,830,141
Pioneer Natural Resources Co.		5,081	935,260
QEP Resources, Inc.		7,412	227,178
Quicksilver Resources, Inc.	*†	3,960	12,157
Range Resources Corp.		5,516	465,054
Rentech, Inc.	*	38,127	66,722
Rosetta Resources, Inc.	*	3,400	163,336
SandRidge Energy, Inc.	*†	26,990	163,829
Scorpio Tankers, Inc. (Monaco)		12,382	145,984
SemGroup Corp., Class A		2,433	158,705
Ship Finance International Ltd. (Norway)	†	3,352	54,906

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
SM Energy Co.		2,262	$187,995
Southwestern Energy Co.	*	12,344	485,490
Spectra Energy Corp.		23,691	843,873
Stone Energy Corp.	*	1,208	41,785
Swift Energy Co.	*†	1,142	15,417
Targa Resources Corp.		1,879	165,671
Teekay Corp. (Bermuda)		1,691	81,185
Tesoro Corp.		6,597	385,925
Ultra Petroleum Corp.	*†	7,839	169,714
Uranium Energy Corp. (Canada)	*†	16,570	33,140
Vaalco Energy, Inc.	*	3,800	26,182
Valero Energy Corp.		20,375	1,026,900
Warren Resources, Inc.	*	3,600	11,304
Western Refining, Inc.	†	2,500	106,025
Whiting Petroleum Corp.	*	4,736	293,016
Williams Cos., Inc. (The)		24,207	933,664
World Fuel Services Corp.		1,920	82,867
WPX Energy, Inc.	*	8,069	164,446

			58,082,513

Paper & Forest Products—0.2%
Clearwater Paper Corp.	*	924	48,510
Deltic Timber Corp.		724	49,188
Domtar Corp. (Canada)		1,388	130,944
International Paper Co.		17,689	867,292
KapStone Paper and Packaging Corp.	*	2,858	159,648
Louisiana-Pacific Corp.	*	4,396	81,370
Neenah Paper, Inc.		652	27,886
P.H. Glatfelter Co.		1,740	48,094
Schweitzer-Mauduit International, Inc.		1,448	74,528
Wausau Paper Corp.		1,903	24,130

			1,511,590

Personal Products—0.2%
Avon Products, Inc.		14,351	247,124
Elizabeth Arden, Inc.	*	1,017	36,053
Estee Lauder Cos., Inc. (The), Class A		9,518	716,896
Herbalife Ltd. (Cayman Islands)	†	3,985	313,619
Medifast, Inc.	*	734	19,179
Nu Skin Enterprises, Inc., Class A		2,249	310,857
USANA Health Sciences, Inc.	*†	593	44,819

			1,688,547

Pharmaceuticals—4.9%
AbbVie, Inc.		58,793	3,104,858
AcelRx Pharmaceuticals, Inc.	*†	3,645	41,225
Actavis plc	*	5,902	991,536
Alimera Sciences, Inc.	*†	6,205	29,226
Allergan, Inc.		11,483	1,275,532
AVANIR Pharmaceuticals, Inc., Class A	*	19,069	64,072
Bristol-Myers Squibb Co.		60,619	3,221,900
Eli Lilly & Co.		37,950	1,935,450
Endo Health Solutions, Inc.	*	4,151	280,027
Forest Laboratories, Inc.	*	9,208	552,756
Hi-Tech Pharmacal Co., Inc.	*	862	37,402

		Shares	Value
Hospira, Inc.	*	5,415	$223,531
Impax Laboratories, Inc.	*	6,278	157,829
Jazz Pharmaceuticals plc (Ireland)	*	1,945	246,159
Johnson & Johnson		104,783	9,597,075
Mallinckrodt plc (Ireland)	*	1,947	101,750
Medicines Co. (The)	*	2,018	77,935
Merck & Co., Inc.		112,101	5,610,655
Mylan, Inc.	*	13,150	570,710
Nektar Therapeutics	*	2,368	26,877
Pacira Pharmaceuticals, Inc.	*	2,705	155,510
Perrigo Co. plc		4,089	627,498
Pfizer, Inc.		248,312	7,605,797
Pozen, Inc.	*	1,014	8,153
Questcor Pharmaceuticals, Inc.	†	2,231	121,478
Salix Pharmaceuticals Ltd.	*	2,346	210,999
Santarus, Inc.	*	4,624	147,783
Sciclone Pharmaceuticals, Inc.	*	1,700	8,568
ViroPharma, Inc.	*	4,061	202,441
Vivus, Inc.	*†	1,630	14,800
XenoPort, Inc.	*	1,939	11,149
Zoetis, Inc.		19,148	625,948

			37,886,629

Professional Services—0.4%
Acacia Research Corp.	†	2,593	37,702
Advisory Board Co. (The)	*	1,900	120,973
Barrett Business Services, Inc.		1,310	121,489
CDI Corp.		1,131	20,957
Corporate Executive Board Co. (The)		1,507	116,687
CRA International, Inc.	*	986	19,523
Dun & Bradstreet Corp. (The)		1,546	189,771
Equifax, Inc.		3,044	210,310
FTI Consulting, Inc.	*	1,735	71,378
Heidrick & Struggles International, Inc.		865	17,421
Huron Consulting Group, Inc.	*	988	61,967
IHS, Inc., Class A	*	2,723	325,943
Insperity, Inc.		1,143	41,297
Kelly Services, Inc., Class A		1,173	29,255
Kforce, Inc.		297	6,077
Korn/Ferry International	*	1,624	42,419
Manpowergroup, Inc.		3,593	308,495
Navigant Consulting, Inc.	*	2,313	44,410
Nielsen Holdings NV		8,545	392,130
On Assignment, Inc.	*	1,243	43,405
Resources Connection, Inc.		2,060	29,520
Robert Half International, Inc.		3,922	164,685
Towers Watson & Co., Class A		2,923	373,004
TrueBlue, Inc.	*	2,485	64,063
Verisk Analytics, Inc., Class A	*	4,073	267,678

			3,120,559

Real Estate Investment Trusts (REITs)—3.0%
Acadia Realty Trust REIT		1,368	33,967
Agree Realty Corp. REIT		814	23,622

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Alexander’s, Inc. REIT		78	$25,740
Alexandria Real Estate Equities, Inc. REIT		3,569	227,060
American Campus Communities, Inc. REIT		5,228	168,394
American Capital Agency Corp. REIT		11,950	230,515
American Realty Capital Properties, Inc. REIT	†	11,217	144,251
American Tower Corp. REIT		15,051	1,201,371
AmREIT, Inc. REIT		1,682	28,258
Annaly Capital Management, Inc. REIT		37,828	377,145
Anworth Mortgage Asset Corp. REIT		12,920	54,393
Apartment Investment & Management Co., Class A REIT		5,659	146,625
Armada Hoffler Properties, Inc. REIT		2,694	25,000
ARMOUR Residential REIT, Inc. REIT		15,586	62,500
Ashford Hospitality Prime, Inc. REIT		840	15,288
Ashford Hospitality Trust, Inc. REIT		4,200	34,776
Associated Estates Realty Corp. REIT		5,662	90,875
AvalonBay Communities, Inc. REIT		5,028	594,460
BioMed Realty Trust, Inc. REIT		6,210	112,525
Boston Properties, Inc. REIT		4,757	477,460
Brandywine Realty Trust REIT		6,105	86,019
BRE Properties, Inc. REIT		2,433	133,109
Camden Property Trust REIT		4,497	255,789
Capstead Mortgage Corp. REIT		2,400	28,992
CBL & Associates Properties, Inc. REIT		7,509	134,862
Cedar Realty Trust, Inc. REIT		10,942	68,497
Chambers Street Properties REIT	†	6,657	50,926
Chatham Lodging Trust REIT		3,723	76,135
Chimera Investment Corp. REIT		42,645	132,199
Colony Financial, Inc. REIT		7,422	150,592
CommonWealth REIT REIT		2,285	53,263
Corporate Office Properties Trust REIT		1,904	45,106
Corrections Corp. of America REIT		5,829	186,936
Cousins Properties, Inc. REIT		2,489	25,637
CubeSmart REIT		8,821	140,607
DCT Industrial Trust, Inc. REIT		6,576	46,887
DDR Corp. REIT		5,227	80,339
DiamondRock Hospitality Co. REIT		4,047	46,743
Digital Realty Trust, Inc. REIT	†	5,165	253,705

		Shares	Value
Douglas Emmett, Inc. REIT		4,212	$98,097
Duke Realty Corp. REIT		14,966	225,089
DuPont Fabros Technology, Inc. REIT		4,666	115,297
EastGroup Properties, Inc. REIT		1,538	89,096
Ellington Residential Mortgage REIT REIT		2,341	36,005
EPR Properties REIT		2,733	134,354
Equity Lifestyle Properties, Inc. REIT		2,280	82,604
Equity One, Inc. REIT		2,619	58,770
Equity Residential REIT		14,255	739,407
Essex Property Trust, Inc. REIT		1,723	247,268
Excel Trust, Inc. REIT		2,765	31,493
Extra Space Storage, Inc. REIT		3,500	147,455
Federal Realty Investment Trust REIT		2,295	232,736
FelCor Lodging Trust, Inc. REIT	*	14,860	121,258
First Industrial Realty Trust, Inc. REIT		6,729	117,421
First Potomac Realty Trust REIT		1,628	18,934
Franklin Street Properties Corp. REIT		2,200	26,290
Gaming and Leisure Properties, Inc. REIT	*	2,586	131,395
General Growth Properties, Inc. REIT		21,432	430,140
Geo Group, Inc. (The) REIT		2,829	91,150
Getty Realty Corp. REIT		1,747	32,092
Glimcher Realty Trust REIT		9,231	86,402
Government Properties Income Trust REIT	†	3,576	88,864
Gramercy Property Trust, Inc. REIT	*	10,832	62,284
Hatteras Financial Corp. REIT		1,935	31,618
HCP, Inc. REIT		16,845	611,810
Health Care REIT, Inc. REIT		9,130	489,094
Healthcare Realty Trust, Inc. REIT		1,881	40,084
Highwoods Properties, Inc. REIT		2,393	86,555
Home Properties, Inc. REIT		1,390	74,532
Hospitality Properties Trust REIT		2,923	79,009
Host Hotels & Resorts, Inc. REIT		29,698	577,329
Inland Real Estate Corp. REIT		2,302	24,217
Invesco Mortgage Capital, Inc. REIT		3,087	45,317
Investors Real Estate Trust REIT	†	2,989	25,646
iStar Financial, Inc. REIT	*	7,235	103,243
Kilroy Realty Corp. REIT		3,732	187,272
Kimco Realty Corp. REIT		15,341	302,985
Kite Realty Group Trust REIT		2,654	17,437
LaSalle Hotel Properties REIT		6,253	192,968

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Lexington Realty Trust REIT		9,308	$95,035
Liberty Property Trust REIT		3,372	114,210
LTC Properties, Inc. REIT		2,385	84,405
Macerich Co. (The) REIT		5,275	310,645
Mack-Cali Realty Corp. REIT		2,488	53,442
Medical Properties Trust, Inc. REIT		9,571	116,958
MFA Financial, Inc. REIT		10,801	76,255
Mid-America Apartment Communities, Inc. REIT		1,946	118,200
Monmouth Real Estate Investment Corp., Class A REIT		3,275	29,770
National Health Investors, Inc. REIT		979	54,922
National Retail Properties, Inc. REIT	†	2,356	71,457
New York Mortgage Trust, Inc. REIT		8,120	56,759
NorthStar Realty Finance Corp. REIT		9,319	125,341
Omega Healthcare Investors, Inc. REIT	†	4,100	122,180
Parkway Properties, Inc. REIT		5,570	107,445
Pebblebrook Hotel Trust REIT		4,976	153,062
Pennsylvania Real Estate Investment Trust REIT		1,510	28,660
PennyMac Mortgage Investment Trust REIT		6,735	154,636
Piedmont Office Realty Trust, Inc., Class A REIT	†	3,057	50,502
Plum Creek Timber Co., Inc. REIT		6,990	325,105
Post Properties, Inc. REIT		2,078	93,988
Potlatch Corp. REIT		1,618	67,535
Prologis, Inc. REIT		18,429	680,952
PS Business Parks, Inc. REIT		599	45,776
Public Storage REIT		5,376	809,196
RAIT Financial Trust REIT	†	7,882	70,702
Ramco-Gershenson Properties Trust REIT		1,275	20,068
Rayonier, Inc. REIT		5,004	210,668
Realty Income Corp. REIT	†	6,943	259,182
Redwood Trust, Inc. REIT	†	1,008	19,525
Regency Centers Corp. REIT		2,745	127,093
Retail Opportunity Investments Corp. REIT		7,505	110,474
RLJ Lodging Trust REIT		1,393	33,878
Rouse Properties, Inc. REIT	†	579	12,848
Ryman Hospitality Properties, Inc. REIT	†	2,005	83,769
Sabra Health Care REIT, Inc. REIT		694	18,141
Saul Centers, Inc. REIT		987	47,109
Senior Housing Properties Trust REIT		3,680	81,806
Silver Bay Realty Trust Corp. REIT	†	489	7,819
Simon Property Group, Inc. REIT		11,684	1,777,837

		Shares	Value
SL Green Realty Corp. REIT		3,603	$332,845
Sovran Self Storage, Inc. REIT		1,269	82,701
Spirit Realty Capital, Inc. REIT		14,667	144,177
Starwood Property Trust, Inc. REIT		8,338	230,963
Strategic Hotels & Resorts, Inc. REIT	*	13,392	126,554
Sun Communities, Inc. REIT		1,061	45,241
Sunstone Hotel Investors, Inc. REIT		5,275	70,685
Tanger Factory Outlet Centers, Inc. REIT		2,442	78,193
Taubman Centers, Inc. REIT		2,083	133,145
Terreno Realty Corp. REIT		4,464	79,013
Two Harbors Investment Corp. REIT		10,028	93,060
UDR, Inc. REIT		12,278	286,691
Universal Health Realty Income Trust REIT		1,333	53,400
Ventas, Inc. REIT		10,699	612,839
Vornado Realty Trust REIT		7,263	644,882
Washington Real Estate Investment Trust REIT		1,834	42,842
Weingarten Realty Investors REIT		3,474	95,257
Weyerhaeuser Co. REIT		21,444	676,987
WP Carey, Inc. REIT		562	34,479
ZAIS Financial Corp. REIT		1,699	27,235

			23,122,129

Real Estate Management & Development—0.1%
Alexander & Baldwin, Inc.		1,466	61,176
CBRE Group, Inc., Class A	*	9,507	250,034
Forest City Enterprises, Inc., Class A	*	9,240	176,484
Forestar Group, Inc.	*	1,502	31,948
Howard Hughes Corp. (The)	*	1,160	139,316
Jones Lang LaSalle, Inc.		1,311	134,233
Realogy Holdings Corp.	*	5,690	281,484
St. Joe Co. (The)	*†	3,582	68,739
Tejon Ranch Co.	*	858	31,540

			1,174,954

Road & Rail—1.0%
AMERCO	*	434	103,223
Arkansas Best Corp.		903	30,413
Avis Budget Group, Inc.	*	4,424	178,818
Con-way, Inc.		2,160	85,774
CSX Corp.		34,403	989,774
Genesee & Wyoming, Inc., Class A	*	1,576	151,375
Heartland Express, Inc.		4,220	82,796
Hertz Global Holdings, Inc.	*	15,313	438,258
J.B. Hunt Transport Services, Inc.		2,208	170,678
Kansas City Southern		4,402	545,100
Knight Transportation, Inc.		3,879	71,141
Landstar System, Inc.		2,256	129,607
Norfolk Southern Corp.		11,527	1,070,051

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Old Dominion Freight Line, Inc.	*	4,011	$212,663
Ryder System, Inc.		2,947	217,430
Saia, Inc.	*	2,493	79,901
Swift Transportation Co.	*†	6,729	149,451
Union Pacific Corp.		17,233	2,895,144
Werner Enterprises, Inc.		2,915	72,088
YRC Worldwide, Inc.	*†	1,193	20,722

			7,694,407

Semiconductors & Semiconductor Equipment—2.1%
Advanced Energy Industries, Inc.	*	1,428	32,644
Advanced Micro Devices, Inc.	*†	21,447	83,000
Alpha & Omega Semiconductor Ltd.	*	8,591	66,237
Altera Corp.		11,427	371,720
Amkor Technology, Inc.	*†	7,211	44,203
ANADIGICS, Inc.	*	9,445	17,379
Analog Devices, Inc.		11,925	607,340
Applied Materials, Inc.		43,119	762,775
Applied Micro Circuits Corp.	*	3,186	42,629
Atmel Corp.	*	18,733	146,679
ATMI, Inc.	*	1,559	47,097
Avago Technologies Ltd. (Singapore)		8,310	439,516
Axcelis Technologies, Inc.	*	4,095	9,992
Broadcom Corp., Class A		23,587	699,355
Brooks Automation, Inc.		3,103	32,550
Cabot Microelectronics Corp.	*	1,049	47,939
Cavium, Inc.	*	1,864	64,327
Ceva, Inc.	*	692	10,532
Cirrus Logic, Inc.	*†	2,946	60,187
Cohu, Inc.		859	9,019
Cree, Inc.	*	5,646	353,270
Cypress Semiconductor Corp.	*†	4,876	51,198
Diodes, Inc.	*	2,400	56,544
DSP Group, Inc.	*	1,194	11,594
Entegris, Inc.	*	5,738	66,561
Exar Corp.	*	1,758	20,727
Fairchild Semiconductor International, Inc.	*	4,903	65,455
First Solar, Inc.	*	2,540	138,786
FormFactor, Inc.	*	1,417	8,530
Hittite Microwave Corp.	*	1,112	68,644
Integrated Device Technology, Inc.	*	8,168	83,232
Integrated Silicon Solution, Inc.	*	1,269	15,342
Intel Corp.		183,911	4,774,330
International Rectifier Corp.	*	2,631	68,590
Intersil Corp., Class A		5,757	66,033
IXYS Corp.		1,329	17,237
KLA-Tencor Corp.		5,600	360,976
Kopin Corp.	*	2,431	10,259
Lam Research Corp.	*	6,125	333,506
Lattice Semiconductor Corp.	*	4,395	24,216
Linear Technology Corp.		6,084	277,126
LSI Corp.		28,032	308,913

		Shares	Value
LTX-Credence Corp.	*	1,358	$10,850
Marvell Technology Group Ltd. (Bermuda)		18,500	266,030
Maxim Integrated Products, Inc.		9,481	264,615
Micrel, Inc.		3,731	36,825
Microchip Technology, Inc.	†	6,639	297,095
Micron Technology, Inc.	*	35,271	767,497
Microsemi Corp.	*	2,474	61,726
MKS Instruments, Inc.		2,455	73,503
MoSys, Inc.	*	1,251	6,905
NVE Corp.	*	348	20,281
NVIDIA Corp.		20,184	323,348
OmniVision Technologies, Inc.	*	2,354	40,489
ON Semiconductor Corp.	*	30,400	250,496
PDF Solutions, Inc.	*	974	24,954
Pericom Semiconductor Corp.	*	1,023	9,064
Photronics, Inc.	*	1,388	12,534
PLX Technology, Inc.	*	1,050	6,909
PMC—Sierra, Inc.	*	7,045	45,299
Power Integrations, Inc.		1,952	108,961
Rambus, Inc.	*	4,071	38,552
RF Micro Devices, Inc.	*	8,143	42,018
Rudolph Technologies, Inc.	*	1,247	14,640
Semtech Corp.	*	2,970	75,082
Sigma Designs, Inc.	*	1,320	6,230
Silicon Image, Inc.	*	2,948	18,130
Silicon Laboratories, Inc.	*	2,124	91,990
Skyworks Solutions, Inc.	*	5,822	166,276
SunEdison, Inc.	*	8,113	105,875
SunPower Corp.	*†	1,759	52,436
Synaptics, Inc.	*†	1,586	82,171
Teradyne, Inc.	*	7,938	139,868
Tessera Technologies, Inc.		1,560	30,748
Texas Instruments, Inc.		39,030	1,713,807
TriQuint Semiconductor, Inc.	*	4,918	41,016
Ultratech, Inc.	*	971	28,159
Veeco Instruments, Inc.	*	1,294	42,586
Xilinx, Inc.		7,420	340,726

			16,433,880

Software—3.6%
Accelrys, Inc.	*	2,216	21,141
ACI Worldwide, Inc.	*	1,653	107,445
Activision Blizzard, Inc.		17,758	316,625
Actuate Corp.	*	2,084	16,068
Adobe Systems, Inc.	*	17,358	1,039,397
Advent Software, Inc.		2,902	101,541
American Software, Inc., Class A		1,950	19,246
ANSYS, Inc.	*	2,396	208,931
Aspen Technology, Inc.	*	3,661	153,030
Autodesk, Inc.	*	9,258	465,955
Blackbaud, Inc.		2,650	99,773
CA, Inc.		11,593	390,104
Cadence Design Systems, Inc.	*	10,745	150,645
Callidus Software, Inc.	*	172	2,362
Citrix Systems, Inc.	*	7,179	454,072
CommVault Systems, Inc.	*	1,510	113,069
Compuware Corp.		7,505	84,131
Concur Technologies, Inc.	*†	2,083	214,924

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Ebix, Inc.	†	2,802	$41,245
Electronic Arts, Inc.	*	12,060	276,656
Epiq Systems, Inc.		1,087	17,620
FactSet Research Systems, Inc.	†	1,490	161,784
Fair Isaac Corp.		2,628	165,144
Fortinet, Inc.	*	5,654	108,161
Guidewire Software, Inc.	*	3,146	154,374
Informatica Corp.	*	3,171	131,597
Interactive Intelligence Group, Inc.	*	950	63,992
Intuit, Inc.		11,315	863,561
Manhattan Associates, Inc.	*	1,346	158,128
Mentor Graphics Corp.		2,745	66,072
MICROS Systems, Inc.	*	3,428	196,664
Microsoft Corp.		309,545	11,586,269
MicroStrategy, Inc., Class A	*	513	63,735
Mitek Systems, Inc.	*†	5,828	34,618
Netscout Systems, Inc.	*	1,250	36,988
NetSuite, Inc.	*	1,276	131,454
Nuance Communications, Inc.	*†	9,517	144,658
Oracle Corp.		130,442	4,990,711
Pegasystems, Inc.		2,141	105,294
Progress Software Corp.	*	1,983	51,221
PTC, Inc.	*	4,423	156,530
Qlik Technologies, Inc.	*	5,245	139,674
Red Hat, Inc.	*	7,251	406,346
Rovi Corp.	*	3,917	77,126
Salesforce.com, Inc.	*	20,430	1,127,532
SeaChange International, Inc.	*	958	11,649
ServiceNow, Inc.	*	3,535	197,995
SolarWinds, Inc.	*	1,876	70,969
Solera Holdings, Inc.		3,377	238,957
Splunk, Inc.	*	3,859	264,998
SS&C Technologies Holdings, Inc.	*	3,677	162,744
Symantec Corp.		26,135	616,263
Synopsys, Inc.	*	6,501	263,746
Take-Two Interactive Software, Inc.	*	2,643	45,909
TIBCO Software, Inc.	*	4,452	100,081
TiVo, Inc.	*	2,696	35,372
Tyler Technologies, Inc.	*	1,886	192,617
Ultimate Software Group, Inc. (The)	*	1,242	190,299
VASCO Data Security International, Inc.	*	3,804	29,405
Verint Systems, Inc.	*	4,064	174,508
VMware, Inc., Class A	*	3,264	292,813
Vringo, Inc.	*†	10,252	30,346
Workday, Inc., Class A	*	987	82,079
Zynga, Inc., Class A	*	11,188	42,514

			28,458,877

Specialty Retail—2.4%
Aaron’s, Inc.		2,908	85,495
Abercrombie & Fitch Co., Class A	†	3,072	101,100
Advance Auto Parts, Inc.		3,235	358,050
Aeropostale, Inc.	*†	2,075	18,862

		Shares	Value
American Eagle Outfitters, Inc.		12,752	$183,629
America’s Car-Mart, Inc.	*	354	14,949
ANN, Inc.	*	2,733	99,918
Asbury Automotive Group, Inc.	*	1,342	72,119
Ascena Retail Group, Inc.	*	5,194	109,905
AutoNation, Inc.	*	2,555	126,958
AutoZone, Inc.	*	1,308	625,146
Barnes & Noble, Inc.	*	828	12,379
bebe stores, Inc.		790	4,203
Bed Bath & Beyond, Inc.	*	7,504	602,571
Best Buy Co., Inc.		9,299	370,844
Big 5 Sporting Goods Corp.		1,071	21,227
Brown Shoe Co., Inc.		1,791	50,399
Buckle, Inc. (The)	†	1,236	64,964
Cabela’s, Inc.	*	1,696	113,055
CarMax, Inc.	*	7,970	374,749
Cato Corp. (The), Class A		1,761	56,000
Chico’s FAS, Inc.		7,236	136,326
Children’s Place Retail Stores, Inc. (The)	*	1,144	65,174
CST Brands, Inc.		2,444	89,744
Destination Maternity Corp.		1,200	35,856
Destination XL Group, Inc.	*	1,930	12,680
Dick’s Sporting Goods, Inc.		2,480	144,088
DSW, Inc., Class A		1,192	50,934
Express, Inc.	*	6,015	112,300
Finish Line, Inc. (The), Class A		1,917	54,002
Foot Locker, Inc.		5,840	242,010
GameStop Corp., Class A		4,171	205,463
Gap, Inc. (The)		11,079	432,967
Genesco, Inc.	*	921	67,288
GNC Holdings, Inc., Class A		2,440	142,618
Group 1 Automotive, Inc.		1,068	75,849
Guess?, Inc.		1,639	50,924
Haverty Furniture Cos., Inc.		1,111	34,774
Hibbett Sports, Inc.	*†	1,396	93,825
Home Depot, Inc. (The)		53,787	4,428,822
Jos A. Bank Clothiers, Inc.	*	865	47,341
Kirkland’s, Inc.	*	833	19,717
L Brands, Inc.		9,309	575,762
Lithia Motors, Inc., Class A		862	59,840
Lowe’s Cos., Inc.		41,485	2,055,582
Lumber Liquidators Holdings, Inc.	*	769	79,122
MarineMax, Inc.	*	800	12,864
Men’s Wearhouse, Inc. (The)		2,437	124,482
Monro Muffler Brake, Inc.		1,487	83,807
Murphy USA, Inc.	*	1,451	60,304
Office Depot, Inc.	*	21,441	113,423
O’Reilly Automotive, Inc.	*	3,911	503,385
Outerwall, Inc.	*†	1,075	72,315
Penske Automotive Group, Inc.		1,654	78,003
Pep Boys-Manny, Moe & Jack (The)	*	2,200	26,708
PetSmart, Inc.		3,546	257,972
Pier 1 Imports, Inc.		3,712	85,673
RadioShack Corp.	*†	2,569	6,679
Rent-A-Center, Inc.		1,769	58,978

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Ross Stores, Inc.		6,787	$508,550
Sally Beauty Holdings, Inc.	*	9,008	272,312
Select Comfort Corp.	*	2,104	44,373
Signet Jewelers Ltd. (Bermuda)		3,344	263,173
Sonic Automotive, Inc., Class A		1,649	40,368
Stage Stores, Inc.		2,236	49,684
Staples, Inc.		22,960	364,834
Stein Mart, Inc.		1,261	16,960
Systemax, Inc.	*	1,358	15,278
Tiffany & Co.		4,057	376,408
TJX Cos., Inc.		25,282	1,611,222
Tractor Supply Co.		5,080	394,106
Ulta Salon Cosmetics & Fragrance, Inc.	*	2,434	234,930
Urban Outfitters, Inc.	*	5,012	185,945
Vitamin Shoppe, Inc.	*	2,795	145,368
West Marine, Inc.	*	803	11,427
Wet Seal, Inc. (The), Class A	*	1,246	3,402
Williams-Sonoma, Inc.		3,877	225,952

			19,028,415

Textiles, Apparel & Luxury Goods—0.9%
Carter’s, Inc.		1,476	105,962
Coach, Inc.		10,479	588,186
Columbia Sportswear Co.	†	652	51,345
Crocs, Inc.	*	3,600	57,312
Culp, Inc.		888	18,160
Deckers Outdoor Corp.	*	1,935	163,430
Fifth & Pacific Cos., Inc.	*	4,930	158,105
Fossil Group, Inc.	*	1,614	193,583
Hanesbrands, Inc.		4,099	288,037
Iconix Brand Group, Inc.	*	2,737	108,659
Jones Group, Inc. (The)		4,641	69,429
Michael Kors Holdings Ltd. (Hong Kong)	*	7,314	593,824
Movado Group, Inc.		1,678	73,849
NIKE, Inc., Class B		25,176	1,979,841
Oxford Industries, Inc.		936	75,507
PVH Corp.		2,525	343,450
Quiksilver, Inc.	*	4,288	37,606
Ralph Lauren Corp.		1,773	313,059
Skechers U.S.A., Inc., Class A	*	1,935	64,107
Steven Madden Ltd.	*	2,533	92,682
Under Armour, Inc., Class A	*	3,874	338,200
Unifi, Inc.	*	876	23,862
V.F. Corp.		12,436	775,260
Wolverine World Wide, Inc.		5,178	175,845

			6,689,300

Thrifts & Mortgage Finance—0.3%
Astoria Financial Corp.		3,465	47,921
Bank Mutual Corp.		3,756	26,330
Beneficial Mutual Bancorp, Inc.	*	969	10,581
Brookline Bancorp, Inc.		3,765	36,031
Capitol Federal Financial, Inc.		4,787	57,971
Dime Community Bancshares, Inc.		1,638	27,715
Doral Financial Corp. (Puerto Rico)	*	2,222	34,797

		Shares	Value
ESB Financial Corp.		5,450	$77,390
EverBank Financial Corp.		9,739	178,613
Home Loan Servicing Solutions Ltd. (Cayman Islands)		6,384	146,640
Hudson City Bancorp, Inc.		30,824	290,670
MGIC Investment Corp.	*	16,751	141,378
NASB Financial, Inc.	†	528	15,946
New York Community Bancorp, Inc.	†	12,640	212,984
Northwest Bancshares, Inc.		4,608	68,106
Ocwen Financial Corp.	*	3,358	186,201
People’s United Financial, Inc.		15,654	236,688
Provident Financial Services, Inc.		943	18,219
Radian Group, Inc.		8,446	119,258
Territorial Bancorp, Inc.		2,649	61,457
TFS Financial Corp.	*	3,398	41,167
Tree.com, Inc.	*	314	10,312
TrustCo Bank Corp. NY		3,435	24,663
Washington Federal, Inc.		3,379	78,697
Westfield Financial, Inc.		4,068	30,347

			2,180,082

Tobacco—1.2%
Alliance One International, Inc.	*	2,000	6,100
Altria Group, Inc.		74,463	2,858,635
Lorillard, Inc.		13,374	677,794
Philip Morris International, Inc.		61,517	5,359,976
Reynolds American, Inc.		11,115	555,639
Universal Corp.	†	1,078	58,859
Vector Group Ltd.	†	3,197	52,335

			9,569,338

Trading Companies & Distributors—0.3%
Air Lease Corp.		2,229	69,277
Aircastle Ltd.		7,818	149,793
Applied Industrial Technologies, Inc.		2,056	100,929
Beacon Roofing Supply, Inc.	*	2,570	103,520
Fastenal Co.		11,276	535,723
GATX Corp.		1,766	92,132
H&E Equipment Services, Inc.	*	1,600	47,408
MSC Industrial Direct Co., Inc., Class A		1,782	144,110
TAL International Group, Inc.	†	2,773	159,032
United Rentals, Inc.	*	2,798	218,104
W.W. Grainger, Inc.		2,301	587,721
Watsco, Inc.		553	53,121
WESCO International, Inc.	*	1,550	141,159

			2,402,029

Water Utilities—0.1%
American States Water Co.		2,522	72,457
American Water Works Co., Inc.		8,019	338,883
Aqua America, Inc.		5,411	127,646
California Water Service Group		1,930	44,525

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Broad Market Index Fund			Shares	Value
COMMON STOCKS—(Continued)
Connecticut Water Service, Inc.			500	$17,755
SJW Corp.			1,010	30,088

				631,354

Wireless Telecommunication Services—0.3%
Crown Castle International Corp.		*	12,722	934,176
Leap Wireless International, Inc.		*	3,300	57,420
NII Holdings, Inc.		*†	5,995	16,486
NTELOS Holdings Corp.			1,350	27,311
SBA Communications Corp., Class A		*	5,704	512,447
Shenandoah Telecommunications Co.			1,200	30,804
Sprint Corp.		*	24,376	262,042
Telephone & Data Systems, Inc.			3,217	82,934
T-Mobile US, Inc.		*	9,242	310,901
United States Cellular Corp.			680	28,438

				2,262,959

TOTAL COMMON STOCKS
(Cost $422,922,429)				766,866,176

Coupon Rate	Maturity Date		Face	Value
U.S. TREASURY OBLIGATIONS—0.1%
U.S. Treasury Bills—0.1%
U.S. Treasury Bill
0.075%	06/26/2014	‡‡	$335,000	334,870
0.070%	03/27/2014	‡‡	205,000	204,970
0.046%	03/13/2014	‡‡	55,000	54,996

				594,836

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $594,834)				594,836

			Shares	Value
RIGHTS—0.0%
Machinery—0.0%
Gerber Scientific, Inc.		*†‡d	1,608	—

Oil, Gas & Consumable Fuels—0.0%
EXCO Resources, Inc., Expires 01/09/2014		*†	8,720	1,395

Pharmaceuticals—0.0%
Forest Laboratories, Inc.		*‡	1,998	1,099

Textiles, Apparel & Luxury Goods—0.0%
Mossimo, Inc.		*‡d	2,806	—

TOTAL RIGHTS
(Cost $–)				2,494

		Shares	Value
WARRANTS—0.0%
Communications Equipment—0.0%
Pegasus Wireless Corp.	*‡d	540	$—

Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., Expires 04/15/2016, Strike $1.00	*†‡	893	1,045

TOTAL WARRANTS
(Cost $–)			1,045

MONEY MARKET FUNDS—3.2%
Institutional Money Market Funds—3.2%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	2,200,000	2,200,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%		¥12,009,773	12,009,773
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%	††¥	2,336,357	2,336,357
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.04%	††¥	2,200,000	2,200,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	2,200,000	2,200,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.06%	††¥	2,200,000	2,200,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.06%	††¥	2,200,000	2,200,000

TOTAL MONEY MARKET FUNDS
(Cost $25,346,130)			25,346,130

TOTAL INVESTMENTS—101.6%
(Cost $448,863,393)			792,810,681
Other assets less liabilities—(1.6%)			(12,729,530)

NET ASSETS—100.0%			$780,081,151

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
d	Security has no market value at December 31, 2013.
‡	Security valued at fair value as determined by policies approved by the Board of Directors. (Total Market Value $12,933)
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—97.8%
Aerospace & Defense—1.8%
AAR Corp.		6,897	$193,185
Aerovironment, Inc.	*	3,832	111,626
Alliant Techsystems, Inc.		6,101	742,370
American Science & Engineering, Inc.		1,394	100,243
API Technologies Corp.	*	5,462	18,625
Astronics Corp.	*	3,084	157,284
B/E Aerospace, Inc.	*	18,257	1,588,907
Cubic Corp.		3,920	206,427
Curtiss-Wright Corp.		8,952	557,083
DigitalGlobe, Inc.	*	13,689	563,302
Ducommun, Inc.	*	1,702	50,737
Engility Holdings, Inc.	*	3,630	121,242
Erickson Air-Crane, Inc.	*†	603	12,536
Esterline Technologies Corp.	*	5,743	585,556
Exelis, Inc.		35,218	671,255
GenCorp, Inc.	*†	11,785	212,366
HEICO Corp.		12,141	703,571
Hexcel Corp.	*	18,978	848,127
Huntington Ingalls Industries, Inc.		9,498	854,915
Innovative Solutions & Support, Inc.	*	2,046	14,915
KEYW Holding Corp. (The)	*†	5,318	71,474
Kratos Defense & Security Solutions, Inc.	*	9,324	71,608
LMI Aerospace, Inc.	*†	1,056	15,565
Moog, Inc., Class A	*	8,506	577,898
National Presto Industries, Inc.	*†	975	78,488
Orbital Sciences Corp.	*	11,370	264,921
Sparton Corp.	*	1,633	45,642
Spirit Aerosystems Holdings, Inc., Class A	*	21,856	744,853
Taser International, Inc.	*	9,624	152,829
Teledyne Technologies, Inc.	*	6,838	628,139
TransDigm Group, Inc.		9,693	1,560,767
Triumph Group, Inc.		9,630	732,554

			13,259,010

Air Freight & Logistics—0.2%
Air Transport Services Group, Inc.	*	10,717	86,700
Atlas Air Worldwide Holdings, Inc.	*	4,497	185,051
Echo Global Logistics, Inc.	*	3,023	64,934
Forward Air Corp.		5,836	256,259
Hub Group, Inc., Class A	*	7,193	286,857
Pacer International, Inc.	*	8,126	67,121
Park-Ohio Holdings Corp.	*	1,449	75,928
UTi Worldwide, Inc.		16,303	286,281
XPO Logistics, Inc.	*†	5,038	132,449

			1,441,580

Airlines—0.5%
Alaska Air Group, Inc.		13,065	958,579
Allegiant Travel Co.		2,901	305,882
Copa Holdings SA, Class A (Panama)		6,294	1,007,732
Hawaiian Holdings, Inc.	*	10,774	103,754
JetBlue Airways Corp.	*	42,091	359,878

		Shares	Value

Republic Airways Holdings, Inc.	*	9,724	$103,950
SkyWest, Inc.		8,900	131,987
Spirit Airlines, Inc.	*	11,040	501,326

			3,473,088

Auto Components—1.2%
Allison Transmission Holdings, Inc.		5,794	159,972
American Axle & Manufacturing Holdings, Inc.	*	11,716	239,592
Cooper Tire & Rubber Co.		12,290	295,452
Dana Holding Corp.		27,984	549,046
Dorman Products, Inc.	*	4,696	263,305
Drew Industries, Inc.		4,435	227,072
Federal-Mogul Corp.	*	4,327	85,155
Fox Factory Holding Corp.	*	1,589	27,998
Fuel Systems Solutions, Inc.	*	2,164	30,015
Gentex Corp.		26,752	882,549
Gentherm, Inc.	*	6,384	171,155
Goodyear Tire & Rubber Co. (The)		46,366	1,105,829
Lear Corp.		15,191	1,230,015
Modine Manufacturing Co.	*	9,793	125,546
Remy International, Inc.		2,247	52,400
Shiloh Industries, Inc.	*	1,469	28,646
Spartan Motors, Inc.		7,093	47,523
Standard Motor Products, Inc.		3,701	136,197
Stoneridge, Inc.	*	4,564	58,191
Superior Industries International, Inc.		3,960	81,695
Tenneco, Inc.	*	11,055	625,381
Tower International, Inc.	*	1,272	27,221
TRW Automotive Holdings Corp.	*	19,904	1,480,659
Visteon Corp.	*	9,432	772,386

			8,703,000

Automobiles—0.1%
Thor Industries, Inc.		8,062	445,264
Winnebago Industries, Inc.	*	5,233	143,646

			588,910

Beverages—0.1%
Boston Beer Co., Inc. (The), Class A	*	1,496	361,718
Coca-Cola Bottling Co. Consolidated		798	58,405
Craft Brew Alliance, Inc.	*	1,788	29,359
National Beverage Corp.	*	1,873	37,760

			487,242

Biotechnology—2.8%
ACADIA Pharmaceuticals, Inc.	*†	13,001	324,895
Acceleron Pharma, Inc.	*†	1,076	42,610
Achillion Pharmaceuticals, Inc.	*†	15,783	52,400
Acorda Therapeutics, Inc.	*	7,064	206,269
Aegerion Pharmaceuticals, Inc.	*	5,288	375,236

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Agios Pharmaceuticals, Inc.	*†	1,102	$26,393
Alkermes plc (Ireland)	*	23,879	970,920
Alnylam Pharmaceuticals, Inc.	*	10,660	685,758
AMAG Pharmaceuticals, Inc.	*	3,480	84,460
Amicus Therapeutics, Inc.	*†	5,087	11,954
Anacor Pharmaceuticals, Inc.	*†	5,844	98,062
Arena Pharmaceuticals, Inc.	*†	39,027	228,308
Ariad Pharmaceuticals, Inc.	*†	32,716	223,123
Arqule, Inc.	*	6,240	13,416
Array BioPharma, Inc.	*	23,016	115,310
AVEO Pharmaceuticals, Inc.	*	10,510	19,338
BIND Therapeutics, Inc.	*†	887	13,385
Biotime, Inc.	*†	5,653	20,351
Bluebird Bio, Inc.	*†	1,101	23,099
Cell Therapeutics, Inc.	*†	17,863	34,297
Celldex Therapeutics, Inc.	*	15,390	372,592
Cellular Dynamics International, Inc.	*†	620	10,236
Cepheid, Inc.	*†	12,602	588,765
Chelsea Therapeutics International Ltd.	*†	10,821	47,937
ChemoCentryx, Inc.	*†	4,080	23,623
Chimerix, Inc.	*	1,348	20,368
Clovis Oncology, Inc.	*	3,164	190,694
Conatus Pharmaceuticals, Inc.	*	967	6,237
Coronado Biosciences, Inc.	*†	3,351	8,813
Cubist Pharmaceuticals, Inc.	*	12,346	850,269
Curis, Inc.	*†	13,154	37,094
Cytokinetics, Inc.	*	3,923	25,499
Cytori Therapeutics, Inc.	*†	10,004	25,710
Dendreon Corp.	*†	30,192	90,274
Durata Therapeutics, Inc.	*†	2,219	28,381
Dyax Corp.	*	22,226	167,362
Dynavax Technologies Corp.	*	40,913	80,189
Emergent Biosolutions, Inc.	*	4,839	111,249
Enanta Pharmaceuticals, Inc.	*	579	15,795
Enzon Pharmaceuticals, Inc.		7,159	8,304
Epizyme, Inc.	*†	936	19,469
Esperion Therapeutics, Inc.	*	738	10,140
Exact Sciences Corp.	*	11,760	137,474
Exelixis, Inc.	*†	35,337	216,616
Fibrocell Science, Inc.	*	2,671	10,844
Five Prime Therapeutics, Inc.	*†	941	15,799
Foundation Medicine, Inc.	*	1,152	27,441
Galena Biopharma, Inc.	*	22,766	112,919
Genomic Health, Inc.	*	3,336	97,645
Geron Corp.	*	36,667	173,802
GTx, Inc.	*†	4,210	6,947
Halozyme Therapeutics, Inc.	*†	17,334	259,837
Harvard Apparatus Regenerative Technology, Inc.	*	1,009	4,793
Hyperion Therapeutics, Inc.	*†	1,530	30,937
Idenix Pharmaceuticals, Inc.	*†	16,973	101,499
ImmunoGen, Inc.	*†	16,516	242,290
Immunomedics, Inc.	*†	12,320	56,672
Incyte Corp. Ltd.	*	18,893	956,553
Infinity Pharmaceuticals, Inc.	*	7,990	110,342
Insmed, Inc.	*	7,258	123,459
Insys Therapeutics, Inc.	*	803	31,084
Intercept Pharmaceuticals, Inc.	*	1,187	81,048
InterMune, Inc.	*	15,347	226,061

		Shares	Value

Intrexon Corp.	*†	1,853	$44,101
Ironwood Pharmaceuticals, Inc.	*†	16,020	185,992
Isis Pharmaceuticals, Inc.	*	21,257	846,879
Karyopharm Therapeutics, Inc.	*	1,310	30,025
Keryx Biopharmaceuticals, Inc.	*†	16,251	210,450
KYTHERA Biopharmaceuticals, Inc.	*†	2,509	93,460
Lexicon Pharmaceuticals, Inc.	*	45,225	81,405
Ligand Pharmaceuticals, Inc., Class B	*†	3,489	183,521
MacroGenics, Inc.		964	26,443
MannKind Corp.	*†	25,750	134,158
Medivation, Inc.	*	14,178	904,840
MEI Pharma, Inc.	*†	1,537	12,311
Merrimack Pharmaceuticals, Inc.	*†	21,566	115,162
MiMedx Group, Inc.	*	13,338	116,574
Momenta Pharmaceuticals, Inc.	*	9,022	159,509
Myriad Genetics, Inc.	*†	14,360	301,273
Nanosphere, Inc.	*	6,754	15,467
Navidea Biopharmaceuticals, Inc.	*†	24,451	50,614
Neurocrine Biosciences, Inc.	*	11,394	106,420
NewLink Genetics Corp.	*†	2,675	58,877
Novavax, Inc.	*†	39,570	202,598
NPS Pharmaceuticals, Inc.	*	18,616	565,182
OncoGenex Pharmaceutical, Inc.	*	4,342	36,212
OncoMed Pharmaceuticals, Inc.	*†	758	22,376
Onconova Therapeutics, Inc.	*†	958	10,998
Ophthotech Corp.	*	1,485	48,040
Opko Health, Inc.	*†	35,792	302,084
Orexigen Therapeutics, Inc.	*	15,768	88,774
Osiris Therapeutics, Inc.	*	4,513	72,569
OvaScience, Inc.	*	1,458	13,326
PDL BioPharma, Inc.	†	26,041	219,786
Peregrine Pharmaceuticals, Inc.	*†	21,962	30,527
Pharmacyclics, Inc.	*	11,006	1,164,215
Portola Pharmaceuticals, Inc.	*	1,551	39,938
Progenics Pharmaceuticals, Inc.	*	12,608	67,201
Prothena Corp. plc (Ireland)	*	3,249	86,163
PTC Therapeutics, Inc.	*†	1,549	26,287
Puma Biotechnology, Inc.	*†	4,141	428,718
Raptor Pharmaceutical Corp.	*†	12,085	157,347
Receptos, Inc.	*	934	27,077
Regulus Therapeutics, Inc.	*	3,193	23,596
Repligen Corp.	*	4,933	67,286
Rigel Pharmaceuticals, Inc.	*	12,762	36,372
Sangamo Biosciences, Inc.	*†	10,702	148,651
Sarepta Therapeutics, Inc.	*†	5,928	120,753
Seattle Genetics, Inc.	*	19,013	758,429
SIGA Technologies, Inc.	*†	7,831	25,607
Spectrum Pharmaceuticals, Inc.	*†	11,842	104,802
Stemline Therapeutics, Inc.	*	1,454	28,498
Sunesis Pharmaceuticals, Inc.	*†	8,964	42,489
Synageva BioPharma Corp.	*†	3,787	245,095

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Synergy Pharmaceuticals, Inc.	*†	13,464	$75,802
Synta Pharmaceuticals Corp.	*†	9,125	47,815
Targacept, Inc.	*	4,421	18,347
TESARO, Inc.	*	2,274	64,218
Tetraphase Pharmaceuticals, Inc.	*	1,882	25,445
TG Therapeutics, Inc.	*†	2,066	8,057
Theravance, Inc.	*	15,003	534,857
Threshold Pharmaceuticals, Inc.	*	7,764	36,258
United Therapeutics Corp.	*	8,807	995,896
Vanda Pharmaceuticals, Inc.	*†	6,002	74,485
Verastem, Inc.	*†	2,285	26,049
Vical, Inc.	*	16,264	19,192
XOMA Corp.	*†	17,238	116,012
ZIOPHARM Oncology, Inc.	*†	10,632	46,143

			20,309,699

Building Products—0.9%
A.O. Smith Corp.		14,650	790,221
AAON, Inc.		5,633	179,974
American Woodmark Corp.	*	1,937	76,570
Apogee Enterprises, Inc.		5,631	202,209
Armstrong World Industries, Inc.	*	4,751	273,705
Builders FirstSource, Inc.	*	9,415	67,223
Fortune Brands Home & Security, Inc.		30,557	1,396,455
Gibraltar Industries, Inc.	*	5,228	97,189
Griffon Corp.		8,735	115,389
Insteel Industries, Inc.		2,829	64,303
Lennox International, Inc.		9,543	811,728
NCI Building Systems, Inc.	*	4,108	72,054
Norcraft Cos., Inc.	*	1,233	24,192
Nortek, Inc.	*	1,847	137,786
Owens Corning, Inc.	*	22,481	915,426
Patrick Industries, Inc.	*	1,056	30,550
PGT, Inc.	*	5,599	56,662
Ply Gem Holdings, Inc.	*	2,526	45,544
Quanex Building Products Corp.		6,170	122,906
Simpson Manufacturing Co., Inc.		7,310	268,496
Trex Co., Inc.	*	3,364	267,539
Universal Forest Products, Inc.		3,904	203,555
USG Corp.	*	14,490	411,226

			6,630,902

Capital Markets—2.6%
American Capital Ltd.	*	55,009	860,341
Apollo Investment Corp.		40,588	344,186
Ares Capital Corp.		54,687	971,788
Arlington Asset Investment Corp., Class A		3,155	83,261
Artisan Partners Asset Management, Inc., Class A		2,528	164,800
BGC Partners, Inc., Class A		21,607	130,938
BlackRock Kelso Capital Corp.		14,156	132,076
Calamos Asset Management, Inc., Class A		3,748	44,376

		Shares	Value

Capital Southwest Corp.		2,132	$74,343
Capitala Finance Corp.	†	671	13,353
CIFC Corp.		2,540	19,761
Cohen & Steers, Inc.	†	3,785	151,627
Cowen Group, Inc., Class A	*	18,898	73,891
Diamond Hill Investment Group, Inc.		582	68,874
E*TRADE Financial Corp.	*	54,162	1,063,742
Eaton Vance Corp.		22,674	970,221
Evercore Partners, Inc., Class A		5,811	347,382
FBR & Co.	*	2,187	57,693
Federated Investors, Inc., Class B	†	16,888	486,374
Fidus Investment Corp.	†	2,264	49,219
Fifth Street Finance Corp.		26,255	242,859
Financial Engines, Inc.		9,169	637,062
Firsthand Technology Value Fund, Inc.		1,355	31,395
FXCM, Inc., Class A		7,654	136,547
GAMCO Investors, Inc., Class A		1,052	91,492
Garrison Capital, Inc.		981	13,616
GFI Group, Inc.		14,329	56,026
Gladstone Capital Corp.		3,326	31,930
Gladstone Investment Corp.		4,193	33,796
Golub Capital BDC, Inc.	†	7,712	147,376
Greenhill & Co., Inc.		5,109	296,016
GSV Capital Corp.	*†	3,060	36,995
Hercules Technology Growth Capital, Inc.		10,586	173,610
HFF, Inc., Class A	*	6,615	177,613
Horizon Technology Finance Corp.		1,405	19,965
ICG Group, Inc.	*	7,645	142,426
INTL FCStone, Inc.	*	2,698	50,021
Investment Technology Group, Inc.	*	7,705	158,415
Janus Capital Group, Inc.		28,857	356,961
JMP Group, Inc.		2,681	19,839
KCAP Financial, Inc.	†	4,478	36,138
KCG Holdings, Inc., Class A	*	12,692	151,796
Ladenburg Thalmann Financial Services, Inc.	*	25,346	79,333
Lazard Ltd., Class A (Bermuda)		24,149	1,094,433
Legg Mason, Inc.		20,691	899,645
LPL Financial Holdings, Inc.		10,346	486,572
Main Street Capital Corp.	†	7,553	246,908
Manning & Napier, Inc.		2,151	37,965
MCG Capital Corp.		11,279	49,628
Medallion Financial Corp.		4,381	62,867
Medley Capital Corp.		6,922	95,870
MVC Capital, Inc.		4,303	58,091
New Mountain Finance Corp.		7,475	112,424
NGP Capital Resources Co.		3,329	24,868
Oppenheimer Holdings, Inc., Class A		2,362	58,530
PennantPark Floating Rate Capital Ltd.		3,849	52,847
PennantPark Investment Corp.		13,532	156,971
Piper Jaffray Cos.	*	2,965	117,266
Prospect Capital Corp.		52,122	584,809

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Pzena Investment Management, Inc., Class A		1,908	$22,438
Raymond James Financial, Inc.		22,989	1,199,796
Safeguard Scientifics, Inc.	*	3,658	73,489
SEI Investments Co.		26,803	930,868
Silvercrest Asset Management Group, Inc., Class A		887	15,123
Solar Capital Ltd.		8,719	196,613
Solar Senior Capital Ltd.		1,823	33,215
Stellus Capital Investment Corp.		1,909	28,540
Stifel Financial Corp.	*	11,543	553,141
SWS Group, Inc.	*	6,080	36,966
TCP Capital Corp.		5,177	86,870
THL Credit, Inc.		7,161	118,085
TICC Capital Corp.		10,963	113,357
Triangle Capital Corp.	†	4,766	131,780
Virtus Investment Partners, Inc.	*	1,297	259,465
Waddell & Reed Financial, Inc., Class A		16,218	1,056,116
Walter Investment Management Corp.	*	7,174	253,673
Westwood Holdings Group, Inc.		1,390	86,055
WhiteHorse Finance, Inc.	†	1,426	21,547
WisdomTree Investments, Inc.	*	18,871	334,205

			18,920,509

Chemicals—2.7%
A. Schulman, Inc.		5,791	204,191
Advanced Emissions Solutions, Inc.	*	1,650	89,480
Albemarle Corp.		15,106	957,569
American Pacific Corp.	*	939	34,987
American Vanguard Corp.		5,182	125,871
Arabian American Development Co.	*	3,148	39,507
Ashland, Inc.		14,632	1,419,889
Axiall Corp.		13,090	620,990
Balchem Corp.		5,542	325,315
Cabot Corp.		11,960	614,744
Calgon Carbon Corp.	*	10,032	206,358
Chase Corp.		1,020	36,006
Chemtura Corp.	*	18,538	517,581
Cytec Industries, Inc.		6,632	617,837
Ferro Corp.	*	13,500	173,205
Flotek Industries, Inc.	*	8,704	174,689
FutureFuel Corp.		3,443	54,399
H.B. Fuller Co.		9,608	500,000
Hawkins, Inc.		1,492	55,487
Huntsman Corp.		36,546	899,032
Innophos Holdings, Inc.		3,822	185,749
Innospec, Inc.		4,218	194,956
International Flavors & Fragrances, Inc.		15,088	1,297,266
Intrepid Potash, Inc.	*†	10,243	162,249
KMG Chemicals, Inc.		1,157	19,542
Koppers Holdings, Inc.		4,084	186,843
Kraton Performance Polymers, Inc.	*	6,464	148,995

		Shares	Value

Kronos Worldwide, Inc.	†	3,735	$71,152
Landec Corp.	*	4,989	60,467
LSB Industries, Inc.	*	3,576	146,688
Marrone Bio Innovations, Inc.	*	880	15,646
Minerals Technologies, Inc.		6,508	390,936
NewMarket Corp.		1,777	593,785
Olin Corp.	†	14,705	424,239
OM Group, Inc.	*	5,836	212,489
OMNOVA Solutions, Inc.	*	9,679	88,176
Penford Corp.	*	1,563	20,085
PolyOne Corp.		18,618	658,146
Quaker Chemical Corp.		2,270	174,949
Rockwood Holdings, Inc.		14,153	1,017,884
RPM International, Inc.		25,017	1,038,456
Scotts Miracle-Gro Co. (The), Class A		7,921	492,845
Sensient Technologies Corp.		9,570	464,336
Stepan Co.		3,691	242,240
Taminco Corp.	*	2,528	51,091
Tredegar Corp.		4,146	119,446
Valspar Corp. (The)		16,794	1,197,244
W.R. Grace & Co.	*	14,292	1,413,050
Westlake Chemical Corp.		3,659	446,654
Zep, Inc.		4,143	75,237
Zoltek Cos., Inc.	*	6,079	101,823

			19,379,801

Commercial Banks—5.2%
1st Source Corp.		3,248	103,741
1st United Bancorp, Inc./Boca Raton		6,773	51,543
Access National Corp.		1,241	18,553
American National Bankshares, Inc.		1,246	32,707
Ameris Bancorp	*	4,403	92,947
Ames National Corp.	†	1,475	33,025
Arrow Financial Corp.		2,129	56,546
Associated Banc-Corp		31,950	555,930
BancFirst Corp.		1,092	61,218
Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)		5,927	166,075
Bancorp, Inc. (The)/Delaware	*	6,092	109,108
BancorpSouth, Inc.		18,226	463,305
Bank of Hawaii Corp.		8,560	506,238
Bank of Kentucky Financial Corp.		972	35,867
Bank of Marin Bancorp		862	37,402
Bank of the Ozarks, Inc.		5,690	321,997
BankUnited, Inc.		11,828	389,378
Banner Corp.		3,350	150,147
Bar Harbor Bankshares		622	24,874
BBCN Bancorp, Inc./California		14,858	246,494
BNC Bancorp		2,917	49,997
BOK Financial Corp.		4,915	325,963
Boston Private Financial Holdings, Inc.		15,034	189,729
Bridge Bancorp, Inc.		2,704	70,304
Bridge Capital Holdings	*	1,525	31,324
Bryn Mawr Bank Corp.		2,581	77,895
C&F Financial Corp.		518	23,657
Camden National Corp.		1,411	59,572
Capital Bank Financial Corp., Class A	*	5,231	119,005

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Capital City Bank Group, Inc.	*	1,724	$20,291
CapitalSource, Inc.		35,892	515,768
Cardinal Financial Corp.		5,568	100,224
Cascade Bancorp	*†	479	2,505
Cathay General Bancorp		14,388	384,591
Catskill Litigation Trust	*‡d	583	—
Center Bancorp, Inc.		3,097	58,100
Centerstate Banks, Inc.		4,967	50,415
Central Pacific Financial Corp.		4,653	93,432
Century Bancorp, Inc./Massachussetts, Class A		582	19,352
Chemical Financial Corp.		5,880	186,220
Chemung Financial Corp.		584	19,955
Citizens & Northern Corp.		1,953	40,290
City Holding Co.		2,691	124,674
City National Corp./California		8,859	701,810
CNB Financial Corp./Pennsylvania		3,476	66,044
CoBiz Financial, Inc.		6,918	82,739
Columbia Banking System, Inc.		9,330	256,668
Commerce Bancshares, Inc./Missouri		14,739	661,928
Community Bank System, Inc.		7,504	297,759
Community Trust Bancorp, Inc.		2,928	132,228
CommunityOne Bancorp	*	4,390	55,973
CU Bancorp	*	1,509	26,377
Cullen/Frost Bankers, Inc.		9,868	734,475
Customers Bancorp, Inc.	*	3,163	64,715
CVB Financial Corp.		17,733	302,702
Eagle Bancorp, Inc.	*	3,732	114,311
East West Bancorp, Inc.		25,746	900,338
Enterprise Bancorp, Inc./Massachussetts		1,147	24,282
Enterprise Financial Services Corp.		2,867	58,544
Farmers Capital Bank Corp.	*	1,187	25,817
Fidelity Southern Corp.		2,398	39,831
Financial Institutions, Inc.		2,448	60,490
First Bancorp, Inc./Maine		1,513	26,356
First BanCorp. (Puerto Rico)	*	13,990	86,598
First Bancorp/North Carolina		5,052	83,964
First Busey Corp.		14,438	83,740
First Citizens BancShares, Inc./North Carolina, Class A		1,460	325,040
First Commonwealth Financial Corp.		18,567	163,761
First Community Bancshares, Inc./Virginia		2,951	49,282
First Connecticut Bancorp, Inc./Farmington CT		2,809	45,281
First Financial Bancorp		9,825	171,250
First Financial Bankshares, Inc.	†	6,057	401,700
First Financial Corp./Indiana		1,835	67,088

		Shares	Value

First Financial Holdings, Inc.		4,489	$298,563
First Horizon National Corp.		45,336	528,164
First Interstate BancSystem, Inc.		3,848	109,168
First Merchants Corp.		7,037	160,162
First Midwest Bancorp, Inc./Illinois		14,625	256,376
First NBC Bank Holding Co.	*	667	21,544
First Niagara Financial Group, Inc.		67,092	712,517
First of Long Island Corp. (The)		1,432	61,390
First Republic Bank/California		21,951	1,149,135
First Security Group, Inc./Tennesse	*	9,923	22,823
FirstMerit Corp.		30,214	671,657
Flushing Financial Corp.		5,182	107,267
FNB Corp./Pennsylvania		28,506	359,746
Fulton Financial Corp.		35,195	460,351
German American Bancorp, Inc.		2,006	57,171
Glacier Bancorp, Inc.		13,371	398,322
Great Southern Bancorp, Inc.		1,938	58,935
Guaranty Bancorp		3,103	43,597
Hampton Roads Bankshares, Inc.	*	5,516	9,653
Hancock Holding Co.		15,930	584,312
Hanmi Financial Corp.		5,822	127,444
Heartland Financial USA, Inc.		2,967	85,420
Heritage Commerce Corp.		4,197	34,583
Heritage Financial Corp./Washington		2,948	50,440
Heritage Oaks Bancorp	*	3,455	25,913
Home Bancshares, Inc./Arkansas		8,643	322,816
Home Federal Bancorp, Inc./Idaho		2,295	34,196
HomeTrust Bancshares, Inc.	*	3,407	54,478
Horizon Bancorp/Indiana		1,400	35,462
Hudson Valley Holding Corp.		2,708	55,108
Huntington Bancshares, Inc./Ohio		155,218	1,497,854
IBERIABANK Corp.		5,329	334,928
Independent Bank Corp./Massachusetts		4,722	185,055
Independent Bank Group, Inc.		611	30,342
International Bancshares Corp.		10,389	274,166
Intervest Bancshares Corp.	*	2,892	21,719
Investors Bancorp, Inc.		9,582	245,108
Lakeland Bancorp, Inc.		7,890	97,599
Lakeland Financial Corp.		3,085	120,315
LCNB Corp.		959	17,137
Macatawa Bank Corp.	*†	3,843	19,215
MainSource Financial Group, Inc.		4,454	80,306
MB Financial, Inc.		10,454	335,469
Mercantile Bank Corp.		1,379	29,759
Merchants Bancshares, Inc.		1,246	41,741
Metro Bancorp, Inc.	*	2,334	50,274
MetroCorp Bancshares, Inc.		2,525	38,052

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Middleburg Financial Corp.		906	$16,344
MidSouth Bancorp, Inc.		1,585	28,308
MidWestOne Financial Group, Inc.		1,528	41,562
National Bank Holdings Corp., Class A		9,798	209,677
National Bankshares, Inc.		1,101	40,616
National Penn Bancshares, Inc.		22,622	256,307
NBT Bancorp, Inc.		8,605	222,870
NewBridge Bancorp	*	4,001	30,008
Northrim BanCorp, Inc.		1,031	27,053
OFG Bancorp (Puerto Rico)		8,948	155,158
Old National Bancorp/Indiana		19,139	294,166
OmniAmerican Bancorp, Inc.	*	1,885	40,301
Pacific Continental Corp.		2,833	45,158
Pacific Premier Bancorp, Inc.	*	2,487	39,145
PacWest Bancorp	†	7,111	300,226
Palmetto Bancshares, Inc.	*	743	9,629
Park National Corp.	†	1,966	167,248
Park Sterling Corp.		7,082	50,565
Peapack Gladstone Financial Corp.		1,381	26,377
Penns Woods Bancorp, Inc.		1,191	60,741
Peoples Bancorp, Inc./Ohio		2,337	52,606
Pinnacle Financial Partners, Inc.		6,115	198,921
Popular, Inc. (Puerto Rico)	*	19,386	556,960
Preferred Bank/California	*	2,248	45,072
PrivateBancorp, Inc.		12,103	350,140
Prosperity Bancshares, Inc.		11,247	712,947
Renasant Corp.		6,084	191,403
Republic Bancorp, Inc./Kentucky, Class A		2,055	50,430
S&T Bancorp, Inc.		5,786	146,444
Sandy Spring Bancorp, Inc.		4,178	117,778
Seacoast Banking Corp of Florida	*	3,384	41,285
Sierra Bancorp		2,504	40,289
Signature Bank/New York	*	8,930	959,261
Simmons First National Corp., Class A		3,697	137,344
Southside Bancshares, Inc.		3,011	82,321
Southwest Bancorp, Inc./Oklahoma	*	4,075	64,874
State Bank Financial Corp.		5,308	96,553
StellarOne Corp.		3,710	89,300
Sterling Bancorp/New York		14,340	191,726
Sterling Financial Corp./Washington		6,680	227,654
Suffolk Bancorp	*	2,229	46,363
Sun Bancorp, Inc./New Jersey	*	6,405	22,546
Susquehanna Bancshares, Inc.		35,211	452,109
SVB Financial Group	*	8,525	893,932
SY Bancorp, Inc.		2,661	84,939
Synovus Financial Corp.		183,113	659,207
Taylor Capital Group, Inc.	*	2,736	72,723
TCF Financial Corp.		30,121	489,466
Texas Capital Bancshares, Inc.	*	7,710	479,562
Tompkins Financial Corp.		2,487	127,807
TowneBank/Virginia	†	4,995	76,873
Trico Bancshares		2,628	74,556
Tristate Capital Holdings, Inc.	*	1,067	12,655
Trustmark Corp.		12,758	342,425

		Shares	Value

UMB Financial Corp.		6,835	$439,354
Umpqua Holdings Corp.	†	21,252	406,763
Union First Market Bankshares Corp.		4,226	104,847
United Bankshares, Inc./West Virginia	†	9,635	303,021
United Community Banks, Inc./Georgia	*	8,268	146,757
Univest Corp of Pennsylvania		2,741	56,684
Valley National Bancorp	†	36,283	367,184
VantageSouth Bancshares, Inc.	*	2,017	10,630
ViewPoint Financial Group, Inc.		7,553	207,330
Virginia Commerce Bancorp, Inc.	*	5,289	89,860
Washington Banking Co.		2,583	45,797
Washington Trust Bancorp, Inc.		3,111	115,791
Webster Financial Corp.		16,461	513,254
WesBanco, Inc.		4,384	140,288
West Bancorporation, Inc.		2,473	39,123
Westamerica Bancorporation	†	4,848	273,718
Western Alliance Bancorp	*	13,905	331,773
Wilshire Bancorp, Inc.		11,523	125,946
Wintrust Financial Corp.		7,068	325,976
Yadkin Financial Corp.	*	2,278	38,817
Zions Bancorporation		34,774	1,041,829

			37,821,873

Commercial Services & Supplies—1.8%
ABM Industries, Inc.		9,730	278,181
ACCO Brands Corp.	*	19,480	130,906
Acorn Energy, Inc.	†	2,865	11,661
ARC Document Solutions, Inc.	*	7,490	61,568
Brink’s Co. (The)		9,284	316,956
Casella Waste Systems, Inc., Class A	*	5,820	33,756
Ceco Environmental Corp.		3,330	53,846
Cenveo, Inc.	*	10,269	35,325
Cintas Corp.		19,125	1,139,659
Clean Harbors, Inc.	*	11,311	678,208
Consolidated Graphics, Inc.	*	1,217	82,074
Copart, Inc.	*	20,371	746,597
Costa, Inc.	*	1,508	32,769
Courier Corp.		1,904	34,443
Covanta Holding Corp.		19,254	341,758
Deluxe Corp.		9,388	489,960
EnerNOC, Inc.	*	4,402	75,758
Ennis, Inc.		4,365	77,260
G&K Services, Inc., Class A		3,785	235,541
Healthcare Services Group, Inc.		12,994	368,640
Heritage-Crystal Clean, Inc.	*	1,400	28,686
Herman Miller, Inc.		10,436	308,071
HNI Corp.		8,770	340,539
InnerWorkings, Inc.	*	7,289	56,781
Interface, Inc.		11,468	251,837
Intersections, Inc.		4,413	34,377
KAR Auction Services, Inc.		13,936	411,809
Kimball International, Inc., Class B		6,806	102,294
Knoll, Inc.		8,621	157,851
McGrath RentCorp		4,288	170,662

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Mine Safety Appliances Co.		5,239	$268,289
Mobile Mini, Inc.	*	7,349	302,632
Multi-Color Corp.		2,526	95,331
NL Industries, Inc.		412	4,606
Performant Financial Corp.	*	3,538	36,441
Pitney Bowes, Inc.		38,114	888,056
Quad/Graphics, Inc.	†	4,134	112,569
R.R. Donnelley & Sons Co.		33,026	669,767
Rollins, Inc.		11,788	357,059
Schawk, Inc.		3,488	51,867
SP Plus Corp.	*	3,417	88,979
Steelcase, Inc., Class A		15,256	241,960
Swisher Hygiene, Inc.	*†	19,333	9,939
Team, Inc.	*	4,053	171,604
Tetra Tech, Inc.	*	12,362	345,889
TRC Cos., Inc.	*	3,666	26,175
Unifirst Corp.		2,842	304,094
United Stationers, Inc.		7,455	342,110
US Ecology, Inc.		3,604	134,033
Viad Corp.		3,417	94,924
Waste Connections, Inc.		22,926	1,000,261
West Corp.		3,374	86,746

			12,721,104

Communications Equipment—1.2%
ADTRAN, Inc.		10,673	288,278
Alliance Fiber Optic Products, Inc.	†	1,860	27,993
Anaren, Inc.	*	2,003	56,064
Applied Optoelectronics, Inc.	*	694	10,417
ARRIS Group, Inc.	*	22,065	537,614
Aruba Networks, Inc.	*	21,903	392,064
Aviat Networks, Inc.	*	11,965	27,041
Bel Fuse, Inc., Class B		1,562	33,286
Black Box Corp.		2,697	80,370
Brocade Communications Systems, Inc.	*	82,900	735,323
CalAmp Corp.	*	6,551	183,231
Calix, Inc.	*	6,802	65,571
Ciena Corp.	*	18,562	444,189
CommScope Holding Co., Inc.	*	6,987	132,194
Comtech Telecommunications Corp.		3,106	97,901
Digi International, Inc.	*	4,346	52,673
EchoStar Corp., Class A	*	7,521	373,944
Emulex Corp.	*	15,840	113,414
Extreme Networks, Inc.	*	15,723	110,061
Finisar Corp.	*	17,651	422,212
Harmonic, Inc.	*	19,391	143,105
Infinera Corp.	*†	22,813	223,111
InterDigital, Inc.		7,655	225,746
Ixia	*	9,680	128,841
JDS Uniphase Corp.	*	42,458	551,105
KVH Industries, Inc.	*	3,755	48,928
NETGEAR, Inc.	*	7,470	246,062
Numerex Corp., Class A	*	1,800	23,310
Oplink Communications, Inc.	*	3,197	59,464
Palo Alto Networks, Inc.	*	6,163	354,188
Parkervision, Inc.	*†	17,722	80,635
PC-Tel, Inc.		2,924	27,983
Plantronics, Inc.		7,822	363,332
Polycom, Inc.	*	33,242	373,308

		Shares	Value

Procera Networks, Inc.	*	3,968	$59,599
Riverbed Technology, Inc.	*	30,760	556,141
Ruckus Wireless, Inc.	*	7,098	100,792
ShoreTel, Inc.	*	9,728	90,276
Sonus Networks, Inc.	*	42,907	135,157
Tessco Technologies, Inc.		867	34,957
Ubiquiti Networks, Inc.	*†	2,651	121,840
ViaSat, Inc.	*	7,192	450,579
Westell Technologies, Inc., Class A	*	13,644	55,258

			8,637,557

Computers & Peripherals—0.8%
3D Systems Corp.	*†	18,626	1,730,914
Avid Technology, Inc.	*	7,519	61,280
Cray, Inc.	*	6,853	188,183
Datalink Corp.	*	4,947	53,922
Diebold, Inc.		11,573	382,025
Electronics For Imaging, Inc.	*	8,854	342,916
Fusion-io, Inc.	*†	12,959	115,465
Hutchinson Technology, Inc.	*	3,764	12,045
Imation Corp.	*	7,222	33,799
Immersion Corp.	*	5,977	62,041
Lexmark International, Inc., Class A		11,893	422,439
NCR Corp.	*	31,036	1,057,086
QLogic Corp.	*	16,769	198,377
Quantum Corp.	*	33,664	40,397
Silicon Graphics International Corp.	*	6,293	84,389
Stratasys Ltd.	*	6,516	877,705
Super Micro Computer, Inc.	*	5,215	89,490
Violin Memory, Inc.	*†	3,125	12,375

			5,764,848

Construction & Engineering—1.1%
AECOM Technology Corp.	*	18,809	553,549
Aegion Corp.	*	6,611	144,715
Ameresco, Inc., Class A	*	5,077	49,044
Argan, Inc.		2,317	63,856
Chicago Bridge & Iron Co. NV (Netherlands)		18,611	1,547,319
Comfort Systems USA, Inc.		6,272	121,614
Dycom Industries, Inc.	*	6,558	182,247
EMCOR Group, Inc.		12,302	522,097
Furmanite Corp.	*	7,017	74,521
Granite Construction, Inc.		6,711	234,751
Great Lakes Dredge & Dock Corp.	*	9,800	90,160
KBR, Inc.		27,461	875,731
Layne Christensen Co.	*	3,389	57,884
MasTec, Inc.	*	10,983	359,364
MYR Group, Inc.	*	3,419	85,748
Northwest Pipe Co.	*	2,458	92,814
Orion Marine Group, Inc.	*	6,042	72,685
Pike Corp.	*	4,864	51,412
Primoris Services Corp.		6,986	217,474
Quanta Services, Inc.	*	38,741	1,222,666
Sterling Construction Co., Inc.	*	5,331	62,533
Tutor Perini Corp.	*	7,347	193,226
URS Corp.		14,378	761,890

			7,637,300

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Construction Materials—0.3%
Eagle Materials, Inc.		9,389	$726,990
Headwaters, Inc.	*	14,630	143,228
Martin Marietta Materials, Inc.		8,712	870,677
Texas Industries, Inc.	*	4,254	292,590
United States Lime & Minerals, Inc.	*	481	29,423
US Concrete, Inc.	*	2,151	48,677

			2,111,585

Consumer Finance—0.3%
Cash America International, Inc.		5,250	201,075
Consumer Portfolio Services, Inc.	*	2,748	25,804
Credit Acceptance Corp.	*	1,300	168,987
DFC Global Corp.	*	7,457	85,383
Encore Capital Group, Inc.	*	4,850	243,761
Ezcorp, Inc., Class A	*	8,825	103,164
First Cash Financial Services, Inc.	*	5,377	332,514
First Marblehead Corp. (The)	*	1,233	9,112
Green Dot Corp., Class A	*†	4,362	109,704
Imperial Holdings, Inc.	*	2,792	18,260
JGWPT Holdings, Inc., Class A	*	1,635	28,433
Nelnet, Inc., Class A		4,517	190,346
Nicholas Financial, Inc.		1,628	25,625
Portfolio Recovery Associates, Inc.	*	9,315	492,204
Regional Management Corp.	*	850	28,840
Springleaf Holdings, Inc.	*	4,063	102,712
World Acceptance Corp.	*†	1,607	140,661

			2,306,585

Containers & Packaging—1.7%
AEP Industries, Inc.	*	838	44,272
AptarGroup, Inc.		12,624	856,033
Avery Dennison Corp.		18,817	944,425
Ball Corp.		27,529	1,422,148
Bemis Co., Inc.		19,180	785,613
Berry Plastics Group, Inc.	*	10,277	244,490
Crown Holdings, Inc.	*	26,663	1,188,370
Graphic Packaging Holding Co.	*	37,441	359,434
Greif, Inc., Class A		5,997	314,243
Myers Industries, Inc.		4,506	95,167
Owens-Illinois, Inc.	*	31,038	1,110,540
Packaging Corp. of America		18,185	1,150,747
Rock-Tenn Co., Class A		13,318	1,398,523
Sealed Air Corp.		36,910	1,256,785
Silgan Holdings, Inc.		7,880	378,398
Sonoco Products Co.		18,866	787,089
UFP Technologies, Inc.	*	952	24,009

			12,360,286

Distributors—0.4%
Core-Mark Holding Co., Inc.		2,291	173,956
LKQ Corp.	*	56,084	1,845,164
Pool Corp.		8,766	509,655
VOXX International Corp.	*	2,945	49,181

		Shares	Value

Weyco Group, Inc.		1,031	$30,342

			2,608,298

Diversified Consumer Services—0.8%
American Public Education, Inc.	*	3,033	131,845
Apollo Education Group, Inc.	*	18,344	501,158
Ascent Capital Group, Inc., Class A	*	2,543	217,579
Bridgepoint Education, Inc.	*†	3,328	58,939
Bright Horizons Family Solutions, Inc.	*	1,996	73,333
Capella Education Co.		2,073	137,730
Career Education Corp.	*	11,632	66,302
Carriage Services, Inc.		2,616	51,090
Corinthian Colleges, Inc.	*†	17,447	31,056
DeVry Education Group, Inc.		11,303	401,257
Education Management Corp.	*†	5,027	50,722
Graham Holdings Co., Class B	*	803	532,646
Grand Canyon Education, Inc.	*	8,434	367,722
Hillenbrand, Inc.		10,140	298,319
Houghton Mifflin Harcourt Co.	*	3,517	59,648
ITT Educational Services, Inc.	*†	4,643	155,912
JTH Holding, Inc., Class A	*†	737	17,909
K12, Inc.	*	5,107	111,077
LifeLock, Inc.	*	11,972	196,461
Lincoln Educational Services Corp.		3,801	18,929
Mac-Gray Corp.		1,917	40,698
Matthews International Corp., Class A		5,159	219,825
Regis Corp.		8,692	126,121
Service Corp. International		40,123	727,430
Sotheby’s		12,498	664,894
Steiner Leisure Ltd. (Bahamas)	*	2,781	136,797
Strayer Education, Inc.	*	1,807	62,287
Universal Technical Institute, Inc.		4,524	62,929
Weight Watchers International, Inc.	†	5,074	167,087

			5,687,702

Diversified Financial Services—0.5%
CBOE Holdings, Inc.		16,510	857,860
Gain Capital Holdings, Inc.		1,849	13,886
MarketAxess Holdings, Inc.		6,806	455,117
Marlin Business Services Corp.		1,306	32,911
MSCI, Inc.	*	22,434	980,814
NASDAQ OMX Group, Inc. (The)		20,778	826,964
NewStar Financial, Inc.	*	5,723	101,698
PHH Corp.	*	10,225	248,979
PICO Holdings, Inc.	*	3,754	86,755
Resource America, Inc., Class A		3,696	34,595

			3,639,579

Diversified Telecommunication Services—0.7%
8x8, Inc.	*	14,799	150,358
Atlantic Tele-Network, Inc.		1,558	88,136

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Cbeyond, Inc.	*	5,638	$38,902
Cincinnati Bell, Inc.	*	38,778	138,050
Cogent Communications Group, Inc.		8,853	357,750
Consolidated Communications Holdings, Inc.		7,943	155,921
Fairpoint Communications, Inc.	*†	2,675	30,254
Frontier Communications Corp.	†	188,706	877,483
General Communication, Inc., Class A	*	6,831	76,166
Hawaiian Telcom Holdco, Inc.	*	1,637	48,079
HickoryTech Corp.		2,808	36,026
IDT Corp., Class B		2,274	40,636
inContact, Inc.	*	8,949	69,892
Inteliquent, Inc.		6,478	73,979
Intelsat SA (Luxembourg)	*	3,546	79,927
Iridium Communications, Inc.	*†	10,823	67,752
Level 3 Communications, Inc.	*	30,170	1,000,739
Lumos Networks Corp.		2,601	54,621
magicJack VocalTec Ltd. (Israel)	*	3,040	36,237
ORBCOMM, Inc.	*	7,135	45,236
Premiere Global Services, Inc.	*	8,185	94,864
Straight Path Communications, Inc., Class B	*	1,137	9,312
Towerstream Corp.	*†	9,781	28,952
tw telecom inc.	*	28,448	866,810
Vonage Holdings Corp.	*	26,128	87,006
Windstream Holdings, Inc.	†	112,048	894,143

			5,447,231

Electric Utilities—1.4%
ALLETE, Inc.		7,371	367,666
Cleco Corp.		11,068	515,990
El Paso Electric Co.		7,508	263,606
Empire District Electric Co. (The)		7,796	176,891
Great Plains Energy, Inc.		29,161	706,863
Hawaiian Electric Industries, Inc.	†	18,088	471,373
IDACORP, Inc.		9,449	489,836
ITC Holdings Corp.		9,715	930,891
MGE Energy, Inc.		4,136	239,475
NRG Yield, Inc., Class A		4,569	182,806
OGE Energy Corp.		36,680	1,243,452
Otter Tail Corp.		6,778	198,392
Pepco Holdings, Inc.		46,995	899,014
Pinnacle West Capital Corp.		20,383	1,078,668
PNM Resources, Inc.		15,338	369,953
Portland General Electric Co.		13,925	420,535
UIL Holdings Corp.		10,668	413,385
Unitil Corp.		2,617	79,792
UNS Energy Corp.		7,848	469,703
Westar Energy, Inc.		25,129	808,400

			10,326,691

		Shares	Value

Electrical Equipment—1.1%
Acuity Brands, Inc.		8,105	$886,039
American Superconductor Corp.	*†	6,746	11,063
AZZ, Inc.		4,607	225,098
Babcock & Wilcox Co. (The)		21,289	727,871
Brady Corp., Class A		8,619	266,586
Capstone Turbine Corp.	*†	49,493	63,846
Coleman Cable, Inc.		2,304	60,411
Encore Wire Corp.		4,068	220,486
EnerSys, Inc.		8,778	615,250
Enphase Energy, Inc.	*†	4,304	27,287
Franklin Electric Co., Inc.		8,722	389,350
FuelCell Energy, Inc.	*†	23,381	32,967
Generac Holdings, Inc.		9,432	534,229
General Cable Corp.		9,667	284,306
Global Power Equipment Group, Inc.		2,804	54,874
GrafTech International Ltd.	*†	22,518	252,877
Hubbell, Inc., Class B		11,185	1,218,047
II-VI, Inc.	*	8,787	154,651
LSI Industries, Inc.		3,003	26,036
Polypore International, Inc.	*†	8,493	330,378
Powell Industries, Inc.		1,563	104,705
Power Solutions International, Inc.	*	305	22,906
PowerSecure International, Inc.	*	4,744	81,454
Preformed Line Products Co.		638	46,676
Regal-Beloit Corp.		8,416	620,428
Revolution Lighting Technologies, Inc.	*†	4,765	16,320
SolarCity Corp.	*	4,497	255,520
Thermon Group Holdings, Inc.	*	4,483	122,520
Vicor Corp.	*	3,481	46,715

			7,698,896

Electronic Equipment, Instruments & Components—2.3%
Aeroflex Holding Corp.	*	2,268	14,742
Agilysys, Inc.	*	4,188	58,297
Anixter International, Inc.		4,879	438,329
Arrow Electronics, Inc.	*	19,442	1,054,728
Audience, Inc.	*	1,525	17,751
Avnet, Inc.		25,442	1,122,247
AVX Corp.		9,165	127,668
Badger Meter, Inc.		2,704	147,368
Belden, Inc.		8,256	581,635
Benchmark Electronics, Inc.	*	10,071	232,439
CDW Corp.		4,309	100,658
Checkpoint Systems, Inc.	*	8,101	127,753
Cognex Corp.	*	16,331	623,518
Coherent, Inc.	*	4,645	345,542
Control4 Corp.	*†	742	13,133
CTS Corp.		6,621	131,824
Daktronics, Inc.		7,523	117,961
Dolby Laboratories, Inc., Class A	*†	8,312	320,511
DTS, Inc.	*	3,053	73,211
Electro Rent Corp.		4,267	79,025
Electro Scientific Industries, Inc.		3,685	38,545
Fabrinet (Cayman Islands)	*	4,614	94,864
FARO Technologies, Inc.	*	3,399	198,162

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
FEI Co.		7,793	$696,382
FLIR Systems, Inc.		26,450	796,145
GSI Group, Inc.	*	5,025	56,481
Ingram Micro, Inc., Class A	*	28,453	667,507
Insight Enterprises, Inc.	*	8,626	195,896
InvenSense Inc.	*†	11,228	233,318
IPG Photonics Corp.	*†	6,135	476,137
Itron, Inc.	*	7,053	292,206
Jabil Circuit, Inc.		38,372	669,208
Kemet Corp.	*	8,699	49,062
Littelfuse, Inc.		4,198	390,120
Maxwell Technologies, Inc.	*	5,615	43,629
Measurement Specialties, Inc.	*	3,063	185,893
Mercury Systems, Inc.	*	6,981	76,442
Mesa Laboratories, Inc.		539	42,355
Methode Electronics, Inc.		7,481	255,775
MTS Systems Corp.		2,686	191,377
Multi-Fineline Electronix, Inc.	*	1,120	15,557
National Instruments Corp.		18,032	577,385
Neonode, Inc. (Sweden)	*†	3,979	25,147
Newport Corp.	*	6,603	119,316
OSI Systems, Inc.	*	3,433	182,327
Park Electrochemical Corp.		3,495	100,376
PC Connection, Inc.		2,755	68,462
Plexus Corp.	*	6,633	287,143
Radisys Corp.	*	4,878	11,171
RealD, Inc.	*	6,791	57,995
Richardson Electronics Ltd./United States		1,926	21,879
Rofin-Sinar Technologies, Inc.	*	4,789	129,399
Rogers Corp.	*	3,354	206,271
Sanmina Corp.	*	15,958	266,499
ScanSource, Inc.	*	5,403	229,249
Speed Commerce, Inc.	*	6,434	30,047
SYNNEX Corp.	*	4,962	334,439
Tech Data Corp.	*	7,261	374,668
Trimble Navigation Ltd.	*	47,299	1,641,275
TTM Technologies, Inc.	*	9,730	83,483
Uni-Pixel, Inc.	*†	1,630	16,316
Universal Display Corp.	*	7,843	269,485
Vishay Intertechnology, Inc.	*	25,419	337,056
Vishay Precision Group, Inc.	*	2,712	40,382
Zygo Corp.	*	2,997	44,296

			16,847,467

Energy Equipment & Services—2.4%
Atwood Oceanics, Inc.	*	10,471	559,047
Basic Energy Services, Inc.	*	5,491	86,648
Bolt Technology Corp.		1,856	40,851
Bristow Group, Inc.		6,783	509,132
C&J Energy Services, Inc.	*	8,503	196,419
Cal Dive International, Inc.	*†	20,032	40,264
CARBO Ceramics, Inc.		3,679	428,714
Dawson Geophysical Co.	*	1,539	52,049
Dresser-Rand Group, Inc.	*	14,411	859,328
Dril-Quip, Inc.	*	7,679	844,153
Era Group, Inc.	*	3,470	107,084
Exterran Holdings, Inc.	*	10,606	362,725
Forum Energy Technologies, Inc.	*	7,619	215,313
Frank’s International NV (Netherlands)		6,714	181,278

		Shares	Value

Geospace Technologies Corp.	*	2,532	$240,110
Global Geophysical Services, Inc.	*	3,880	6,247
Gulf Island Fabrication, Inc.		2,377	55,194
Gulfmark Offshore, Inc., Class A		5,207	245,406
Helix Energy Solutions Group, Inc.	*	19,957	462,603
Helmerich & Payne, Inc.		17,852	1,500,996
Hercules Offshore, Inc.	*	29,491	192,576
Hornbeck Offshore Services, Inc.	*	6,789	334,223
ION Geophysical Corp.	*	22,870	75,471
Key Energy Services, Inc.	*	29,567	233,579
Matrix Service Co.	*	4,454	108,989
McDermott International, Inc.	*	45,471	416,514
Mitcham Industries, Inc.	*	1,935	34,269
Nabors Industries Ltd. (Bermuda)		55,669	945,816
Natural Gas Services Group, Inc.	*	2,483	68,456
Newpark Resources, Inc.	*	16,681	205,010
Nuverra Environmental Solutions, Inc.	*†	2,403	40,346
Oceaneering International, Inc.		19,988	1,576,653
Oil States International, Inc.	*	10,194	1,036,934
Parker Drilling Co.	*	23,214	188,730
Patterson-UTI Energy, Inc.		27,432	694,578
PHI, Inc.	*	2,638	114,489
Pioneer Energy Services Corp.	*	11,528	92,339
RigNet, Inc.	*	1,876	89,917
Rowan Cos. plc, Class A	*	23,107	817,064
RPC, Inc.	†	12,219	218,109
SEACOR Holdings, Inc.	*	3,616	329,779
Superior Energy Services, Inc.	*	30,226	804,314
Tesco Corp.	*	6,389	126,374
TETRA Technologies, Inc.	*	13,294	164,314
TGC Industries, Inc.	*	2,392	17,462
Tidewater, Inc.		9,431	558,975
Unit Corp.	*	9,048	467,058
Vantage Drilling Co.	*†	44,721	82,287
Willbros Group, Inc.	*	6,569	61,880

			17,090,066

Food & Staples Retailing—0.7%
Andersons, Inc. (The)		3,587	319,853
Arden Group, Inc., Class A		241	30,489
Casey’s General Stores, Inc.		7,187	504,887
Chefs’ Warehouse, Inc. (The)	*	3,665	106,871
Fairway Group Holdings Corp.	*†	2,487	45,064
Fresh Market, Inc. (The)	*	7,516	304,398
Harris Teeter Supermarkets, Inc.		9,315	459,695
Ingles Markets, Inc., Class A		1,996	54,092
Natural Grocers by Vitamin Cottage, Inc.	*†	1,404	59,600
Pantry, Inc. (The)	*	3,943	66,163
PriceSmart, Inc.		3,563	411,669
Rite Aid Corp.	*	134,552	680,833
Roundy’s, Inc.		3,989	39,332
Spartan Stores, Inc.		7,304	177,341
Sprouts Farmers Market, Inc.	*	3,981	152,990

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
SUPERVALU, Inc.	*	39,641	$288,983
Susser Holdings Corp.	*†	3,451	226,006
United Natural Foods, Inc.	*	9,033	680,998
Village Super Market, Inc., Class A		1,280	39,693
Weis Markets, Inc.		2,120	111,427

			4,760,384

Food Products—1.2%
Alico, Inc.		494	19,202
Annie’s, Inc.	*†	2,802	120,598
B&G Foods, Inc.		9,578	324,790
Boulder Brands, Inc.	*	11,006	174,555
Calavo Growers, Inc.		2,244	67,903
Cal-Maine Foods, Inc.		2,754	165,873
Chiquita Brands International, Inc.	*	10,131	118,533
Darling International, Inc.	*	28,785	601,031
Dean Foods Co.	*	17,722	304,641
Diamond Foods, Inc.	*†	4,466	115,401
Farmer Bros. Co.	*	930	21,632
Flowers Foods, Inc.		32,424	696,143
Fresh Del Monte Produce, Inc.		7,228	204,552
Griffin Land & Nurseries, Inc.		620	20,696
Hain Celestial Group, Inc. (The)	*	7,301	662,785
Hillshire Brands Co.		23,311	779,520
Ingredion, Inc.		14,626	1,001,296
Inventure Foods, Inc.	*	3,145	41,703
J&J Snack Foods Corp.		2,916	258,328
John B. Sanfilippo & Son, Inc.		1,899	46,867
Lancaster Colony Corp.		3,541	312,139
Lifeway Foods, Inc.	†	778	12,432
Limoneira Co.		1,586	42,172
Omega Protein Corp.	*	4,824	59,287
Pilgrim’s Pride Corp.	*	11,995	194,919
Pinnacle Foods, Inc.		6,337	174,014
Post Holdings, Inc.	*	6,309	310,844
Sanderson Farms, Inc.		4,402	318,397
Seaboard Corp.	*	51	142,544
Seneca Foods Corp., Class A	*	1,290	41,138
Snyders-Lance, Inc.		8,591	246,734
Tootsie Roll Industries, Inc.	†	3,351	109,042
TreeHouse Foods, Inc.	*	6,813	469,552
WhiteWave Foods Co., Class A	*	28,001	642,343

			8,821,606

Gas Utilities—1.0%
AGL Resources, Inc.		22,309	1,053,654
Atmos Energy Corp.		17,152	779,044
Chesapeake Utilities Corp.		1,819	109,176
Delta Natural Gas Co., Inc.		1,837	41,112
Laclede Group, Inc. (The)		6,241	284,215
National Fuel Gas Co.		13,663	975,538
New Jersey Resources Corp.		7,441	344,072
Northwest Natural Gas Co.		4,635	198,471
Piedmont Natural Gas Co., Inc.		14,437	478,731
Questar Corp.		33,167	762,509

		Shares	Value

South Jersey Industries, Inc.		6,062	$339,230
Southwest Gas Corp.		8,465	473,278
UGI Corp.		21,525	892,427
WGL Holdings, Inc.		9,748	390,505

			7,121,962

Health Care Equipment & Supplies—2.5%
Abaxis, Inc.	*	3,746	149,915
ABIOMED, Inc.	*	6,733	180,040
Accuray, Inc.	*†	15,070	131,260
Alere, Inc.	*	14,908	539,670
Align Technology, Inc.	*	13,372	764,210
Alphatec Holdings, Inc.	*	9,819	19,736
Analogic Corp.		2,120	187,747
AngioDynamics, Inc.	*	5,314	91,348
Anika Therapeutics, Inc.	*	1,903	72,619
Antares Pharma, Inc.	*†	19,090	85,523
ArthroCare Corp.	*	5,452	219,389
AtriCure, Inc.	*	3,315	61,924
Atrion Corp.		291	86,209
Biolase, Inc.	*†	5,185	14,674
Cantel Medical Corp.		6,207	210,479
Cardiovascular Systems, Inc.	*	3,524	120,838
Cerus Corp.	*†	16,123	103,993
CONMED Corp.		5,352	227,460
Cooper Cos., Inc. (The)		9,109	1,128,059
CryoLife, Inc.		6,833	75,778
Cutera, Inc.	*	2,327	23,689
Cyberonics, Inc.	*	5,278	345,762
Cynosure, Inc., Class A	*	2,936	78,333
Derma Sciences, Inc.	*†	2,171	23,490
DexCom, Inc.	*	13,408	474,777
Endologix, Inc.	*	11,389	198,624
Exactech, Inc.	*	1,480	35,165
GenMark Diagnostics, Inc.	*	7,868	104,723
Globus Medical, Inc., Class A	*†	10,657	215,058
Greatbatch, Inc.	*	4,737	209,565
Haemonetics Corp.	*	9,672	407,481
HeartWare International, Inc.	*	3,167	297,571
Hill-Rom Holdings, Inc.		11,018	455,484
Hologic, Inc.	*	50,782	1,134,978
ICU Medical, Inc.	*	2,188	139,397
IDEXX Laboratories, Inc.	*	10,035	1,067,423
Insulet Corp.	*	10,118	375,378
Integra LifeSciences Holdings Corp.	*	4,183	199,571
Invacare Corp.		6,320	146,687
LDR Holding Corp.	*	964	22,750
Masimo Corp.	*	9,466	276,691
Medical Action Industries, Inc.	*	2,332	19,962
Meridian Bioscience, Inc.		7,174	190,326
Merit Medical Systems, Inc.	*	7,183	113,060
Natus Medical, Inc.	*	6,365	143,213
Neogen Corp.	*	6,836	312,405
NuVasive, Inc.	*	8,592	277,779
NxStage Medical, Inc.	*	11,835	118,350
OraSure Technologies, Inc.	*	12,739	80,128
Orthofix International NV (Curacao)	*	3,796	86,625
Oxford Immunotec Global plc (United Kingdom)	*	1,033	20,020
PhotoMedex, Inc.	*†	2,664	34,499
Quidel Corp.	*†	5,467	168,876
ResMed, Inc.	†	26,374	1,241,688

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Rockwell Medical, Inc.	*†	6,217	$64,905
RTI Surgical, Inc.	*	13,504	47,804
Sirona Dental Systems, Inc.	*	10,243	719,059
Solta Medical, Inc.	*	11,237	33,149
Spectranetics Corp.	*	8,093	202,325
Staar Surgical Co.	*	7,139	115,580
STERIS Corp.		10,645	511,492
SurModics, Inc.	*	3,217	78,463
Symmetry Medical, Inc.	*	5,904	59,512
Tandem Diabetes Care, Inc.	*	1,542	39,737
TearLab Corp.	*†	4,055	37,874
Teleflex, Inc.		7,670	719,906
Thoratec Corp.	*	10,517	384,922
Tornier NV (Netherlands)	*	4,118	77,377
Unilife Corp.	*†	15,695	69,058
Utah Medical Products, Inc.		525	30,009
Vascular Solutions, Inc.	*	2,721	62,991
Veracyte, Inc.	*	845	12,253
Volcano Corp.	*	10,713	234,079
West Pharmaceutical Services, Inc.		12,945	635,082
Wright Medical Group, Inc.	*	7,473	229,496
Zeltiq Aesthetics, Inc.	*	3,019	57,089

			17,932,561

Health Care Providers & Services—2.3%
Acadia Healthcare Co., Inc.	*	6,649	314,697
Accretive Health, Inc.	*†	9,701	88,861
Addus HomeCare Corp.	*	874	19,621
Air Methods Corp.	*	7,403	431,817
Alliance HealthCare Services, Inc.	*	806	19,940
Almost Family, Inc.	*	2,502	80,890
Amedisys, Inc.	*	5,275	77,173
AMN Healthcare Services, Inc.	*	7,678	112,867
Amsurg Corp.	*	6,144	282,132
Bio-Reference Labs, Inc.	*†	4,688	119,732
BioScrip, Inc.	*	9,835	72,779
Brookdale Senior Living, Inc.	*	17,941	487,636
Capital Senior Living Corp.	*	5,534	132,761
Centene Corp.	*	9,888	582,898
Chemed Corp.	†	3,466	265,565
Chindex International, Inc.	*	2,406	41,937
Community Health Systems, Inc.	*	17,866	701,598
Corvel Corp.	*	2,370	110,679
Cross Country Healthcare, Inc.	*	7,318	73,034
Emeritus Corp.	*	6,981	150,999
Ensign Group, Inc. (The)		3,393	150,208
Envision Healthcare Holdings, Inc.	*	9,272	329,341
ExamWorks Group, Inc.	*	6,025	179,967
Five Star Quality Care, Inc.	*	9,106	49,992
Gentiva Health Services, Inc.	*	5,336	66,220
Hanger, Inc.	*	6,290	247,449
Health Management Associates, Inc., Class A	*	49,261	645,319
Health Net, Inc.	*	15,182	450,450
HealthSouth Corp.		16,598	553,045
Healthways, Inc.	*	5,769	88,554
IPC The Hospitalist Co., Inc.	*	3,142	186,603

		Shares	Value

Kindred Healthcare, Inc.		9,246	$182,516
Landauer, Inc.		1,882	99,012
LHC Group, Inc.	*	2,770	66,591
LifePoint Hospitals, Inc.	*	8,646	456,855
Magellan Health Services, Inc.	*	4,963	297,333
MEDNAX, Inc.	*	18,646	995,323
Molina Healthcare, Inc.	*	4,825	167,669
MWI Veterinary Supply, Inc.	*	2,422	413,169
National Healthcare Corp.		1,812	97,685
National Research Corp., Class A	*	1,929	36,304
Omnicare, Inc.		19,462	1,174,726
Owens & Minor, Inc.		11,941	436,563
Patterson Cos., Inc.		16,316	672,219
PharMerica Corp.	*	5,445	117,067
Premier, Inc., Class A	*	5,426	199,460
Providence Service Corp. (The)	*	2,069	53,215
Select Medical Holdings Corp.		8,061	93,588
Skilled Healthcare Group, Inc., Class A	*	4,230	20,346
Surgical Care Affiliates, Inc.	*	1,885	65,673
Team Health Holdings, Inc.	*	12,486	568,737
Tenet Healthcare Corp.	*	19,583	824,836
Triple-S Management Corp., Class B (Puerto Rico)	*	4,524	87,947
U.S. Physical Therapy, Inc.		2,234	78,771
Universal American Corp.		7,130	52,049
Universal Health Services, Inc., Class B		16,792	1,364,518
USMD Holdings, Inc.	*	174	3,499
VCA Antech, Inc.	*	16,891	529,702
WellCare Health Plans, Inc.	*	8,148	573,782

			16,843,919

Health Care Technology—0.5%
Allscripts Healthcare Solutions, Inc.	*	32,155	497,116
athenahealth, Inc.	*	6,943	933,834
Computer Programs & Systems, Inc.		2,114	130,666
HealthStream, Inc.	*	3,356	109,976
HMS Holdings Corp.	*	16,863	383,296
MedAssets, Inc.	*	11,090	219,915
Medidata Solutions, Inc.	*	9,732	589,467
Merge Healthcare, Inc.	*	9,619	22,316
Omnicell, Inc.	*	6,227	158,975
Quality Systems, Inc.		6,901	145,335
Veeva Systems, Inc., Class A	*	2,515	80,732
Vocera Communications, Inc.	*	3,339	52,122

			3,323,750

Hotels, Restaurants & Leisure—2.1%
AFC Enterprises, Inc.	*	4,381	168,668
Bally Technologies, Inc.	*	7,358	577,235
Biglari Holdings, Inc.	*	243	123,114
BJ’s Restaurants, Inc.	*	4,349	135,080
Bloomin’ Brands, Inc.	*	10,231	245,646
Bob Evans Farms, Inc.		5,219	264,029
Boyd Gaming Corp.	*	12,175	137,090
Bravo Brio Restaurant Group, Inc.	*	3,101	50,453
Brinker International, Inc.		12,927	599,037
Buffalo Wild Wings, Inc.	*	3,576	526,387
Burger King Worldwide, Inc.	†	18,369	419,915

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Caesars Entertainment Corp.	*†	8,076	$173,957
Carrols Restaurant Group, Inc.	*	3,749	24,781
CEC Entertainment, Inc.		3,600	159,408
Cheesecake Factory, Inc. (The)		10,028	484,052
Choice Hotels International, Inc.		5,105	250,707
Churchill Downs, Inc.		2,690	241,158
Chuy’s Holdings, Inc.	*	3,373	121,495
ClubCorp Holdings, Inc.		3,469	61,540
Cracker Barrel Old Country Store, Inc.		3,710	408,360
Del Frisco’s Restaurant Group, Inc.	*	1,694	39,928
Denny’s Corp.	*	15,003	107,872
Diamond Resorts International, Inc.	*	2,873	53,036
DineEquity, Inc.		3,180	265,689
Diversified Restaurant Holdings, Inc.	*	1,746	8,328
Domino’s Pizza, Inc.		10,659	742,399
Dunkin’ Brands Group, Inc.		20,134	970,459
Einstein Noah Restaurant Group, Inc.		1,279	18,546
Fiesta Restaurant Group, Inc.	*	3,950	206,348
Ignite Restaurant Group, Inc.	*†	1,280	16,000
International Game Technology		49,229	893,999
International Speedway Corp., Class A		5,069	179,899
Interval Leisure Group, Inc.		6,806	210,305
Isle of Capri Casinos, Inc.	*	5,204	46,836
Jack in the Box, Inc.	*	8,142	407,263
Jamba, Inc.	*	3,273	40,683
Krispy Kreme Doughnuts, Inc.	*	12,266	236,611
Life Time Fitness, Inc.	*	7,740	363,780
Luby’s, Inc.	*	4,603	35,535
Marcus Corp. (The)		4,188	56,287
Marriott Vacations Worldwide Corp.	*	5,657	298,463
Monarch Casino & Resort, Inc.	*	2,050	41,164
Morgans Hotel Group Co.	*	5,643	45,878
Multimedia Games Holding Co., Inc.	*	4,998	156,737
Nathan’s Famous, Inc.	*	431	21,727
Noodles & Co.	*†	993	35,669
Orient-Express Hotels Ltd., Class A (Bermuda)	*	18,365	277,495
Panera Bread Co., Class A	*	5,310	938,224
Papa John’s International, Inc.		6,232	282,933
Penn National Gaming, Inc.	*	12,185	174,611
Pinnacle Entertainment, Inc.	*	10,729	278,847
Potbelly Corp.		1,446	35,109
Red Robin Gourmet Burgers, Inc.	*	2,741	201,573
Ruby Tuesday, Inc.	*	11,736	81,330
Ruth’s Hospitality Group, Inc.		7,796	110,781
Scientific Games Corp., Class A	*	8,925	151,100

		Shares	Value

SeaWorld Entertainment, Inc.		5,684	$163,529
Six Flags Entertainment Corp.		12,629	465,000
Sonic Corp.	*	10,276	207,472
Speedway Motorsports, Inc.		1,680	33,348
Texas Roadhouse, Inc.		11,362	315,864
Town Sports International Holdings, Inc.		4,025	59,409
Vail Resorts, Inc.		6,756	508,254
Wendy’s Co. (The)		51,279	447,153

			15,403,585

Household Durables—2.0%
Bassett Furniture Industries, Inc.		1,779	27,183
Beazer Homes USA, Inc.	*†	4,831	117,973
Blyth, Inc.	†	1,754	19,084
Cavco Industries, Inc.	*	1,216	83,539
CSS Industries, Inc.		1,140	32,695
D.R. Horton, Inc.	*	52,371	1,168,921
Ethan Allen Interiors, Inc.		4,278	130,137
EveryWare Global, Inc.	*	1,582	13,099
Flexsteel Industries, Inc.		839	25,782
Harman International Industries, Inc.		12,614	1,032,456
Helen of Troy Ltd. (Bermuda)	*	6,111	302,556
Hooker Furniture Corp.		2,097	34,978
Hovnanian Enterprises, Inc., Class A	*†	21,157	140,059
iRobot Corp.	*	5,589	194,330
Jarden Corp.	*	23,538	1,444,056
KB Home		16,227	296,630
La-Z-Boy, Inc.		9,601	297,631
Leggett & Platt, Inc.		27,050	836,927
Lennar Corp., Class A		31,185	1,233,679
LGI Homes, Inc.	*	1,508	26,827
Libbey, Inc.	*	3,551	74,571
Lifetime Brands, Inc.		1,617	25,435
M/I Homes, Inc.	*	4,003	101,876
MDC Holdings, Inc.	*	6,746	217,491
Meritage Homes Corp.	*	6,902	331,227
Mohawk Industries, Inc.	*	11,214	1,669,765
NACCO Industries, Inc., Class A		829	51,555
NVR, Inc.	*	882	904,941
Ryland Group, Inc. (The)		8,272	359,088
Skullcandy, Inc.	*	3,066	22,106
Standard Pacific Corp.	*	28,766	260,332
Taylor Morrison Home Corp., Class A	*	6,556	147,182
Tempur Sealy International, Inc.	*	11,368	613,417
Toll Brothers, Inc.	*	31,914	1,180,818
TRI Pointe Homes, Inc.	*†	2,341	46,656
Tupperware Brands Corp.		9,837	929,892
UCP, Inc., Class A	*	1,249	18,285
Universal Electronics, Inc.	*	3,125	119,094
WCI Communities, Inc.	*	1,099	20,980
William Lyon Homes, Class A	*	2,179	48,243
Zagg, Inc.	*†	4,869	21,180

			14,622,676

Household Products—0.3%
Central Garden and Pet Co., Class A	*	6,906	46,615
Energizer Holdings, Inc.		11,719	1,268,465

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Harbinger Group, Inc.	*	7,514	$89,041
Oil-Dri Corp of America		764	28,910
Orchids Paper Products Co.		947	31,099
Spectrum Brands Holdings, Inc.		4,173	294,405
WD-40 Co.		2,756	205,818

			1,964,353

Independent Power Producers & Energy Traders—0.1%
Atlantic Power Corp.	†	20,459	71,197
Dynegy, Inc.	*†	18,273	393,235
Genie Energy Ltd., Class B	*	1,703	17,388
Ormat Technologies, Inc.	†	3,707	100,867
Pattern Energy Group, Inc.		3,084	93,476

			676,163

Industrial Conglomerates—0.2%
Carlisle Cos., Inc.		12,019	954,308
Raven Industries, Inc.		6,841	281,439

			1,235,747

Insurance—4.7%
Alleghany Corp.	*	3,162	1,264,674
Allied World Assurance Co. Holdings AG (Switzerland)		6,453	727,963
Ambac Financial Group, Inc.	*	8,936	219,468
American Equity Investment Life Holding Co.		12,306	324,632
American Financial Group, Inc.		14,468	835,093
American National Insurance Co.		1,400	160,356
AMERISAFE, Inc.		3,489	147,375
Amtrust Financial Services, Inc.	†	5,869	191,858
Arch Capital Group Ltd. (Bermuda)	*	24,618	1,469,448
Argo Group International Holdings Ltd. (Bermuda)		5,302	246,490
Arthur J. Gallagher & Co.		23,902	1,121,721
Aspen Insurance Holdings Ltd. (Bermuda)		12,105	500,058
Assurant, Inc.		14,324	950,684
Assured Guaranty Ltd. (Bermuda)		31,937	753,394
Axis Capital Holdings Ltd. (Bermuda)		22,487	1,069,707
Baldwin & Lyons, Inc., Class B		1,792	48,957
Blue Capital Reinsurance Holdings Ltd. (Bermuda)	*	1,048	19,252
Brown & Brown, Inc.		22,011	690,925
Citizens, Inc.	*	8,606	75,302
CNO Financial Group, Inc.		40,617	718,515
Crawford & Co., Class B		6,546	60,485
Donegal Group, Inc., Class A		1,264	20,098
Eastern Insurance Holdings, Inc.		1,019	24,955
eHealth, Inc.	*	3,998	185,867
EMC Insurance Group, Inc.		1,041	31,875
Employers Holdings, Inc.		5,724	181,165
Endurance Specialty Holdings Ltd. (Bermuda)		8,239	483,382

		Shares	Value

Enstar Group Ltd. (Bermuda)	*	1,836	$255,039
Erie Indemnity Co., Class A		4,544	332,257
Everest Re Group Ltd. (Bermuda)		9,230	1,438,680
FBL Financial Group, Inc., Class A		1,304	58,406
Fidelity National Financial, Inc., Class A		46,215	1,499,677
First American Financial Corp.		20,314	572,855
Genworth Financial, Inc., Class A	*	92,797	1,441,137
Global Indemnity plc (Ireland)	*	1,488	37,646
Greenlight Capital Re Ltd., Class A (Cayman Islands)	*	5,625	189,619
Hallmark Financial Services, Inc.	*	2,249	19,982
Hanover Insurance Group, Inc. (The)		8,274	494,041
HCC Insurance Holdings, Inc.		18,680	861,895
HCI Group, Inc.	†	1,471	78,698
Hilltop Holdings, Inc.	*	11,655	269,580
Horace Mann Educators Corp.		7,441	234,689
Independence Holding Co.		1,901	25,644
Infinity Property & Casualty Corp.		1,953	140,128
Investors Title Co.		224	18,140
Kansas City Life Insurance Co.		1,203	57,431
Kemper Corp.		8,711	356,106
Maiden Holdings Ltd. (Bermuda)		8,262	90,304
Markel Corp.	*	2,551	1,480,473
MBIA, Inc.	*	27,028	322,714
Meadowbrook Insurance Group, Inc.		10,981	76,428
Mercury General Corp.		5,177	257,349
Montpelier Re Holdings Ltd. (Bermuda)		8,461	246,215
National Interstate Corp.		1,051	24,173
National Western Life Insurance Co., Class A		368	82,266
Navigators Group, Inc. (The)	*	1,745	110,214
Old Republic International Corp.		49,114	848,199
OneBeacon Insurance Group Ltd., Class A		4,581	72,471
PartnerRe Ltd. (Bermuda)		10,210	1,076,440
Phoenix Cos., Inc. (The)	*	1,471	90,319
Platinum Underwriters Holdings Ltd. (Bermuda)		5,531	338,940
Primerica, Inc.		10,411	446,736
ProAssurance Corp.		11,295	547,582
Protective Life Corp.		14,319	725,401
Reinsurance Group of America, Inc.		13,683	1,059,201
RenaissanceRe Holdings Ltd. (Bermuda)		8,290	806,949
RLI Corp.		4,029	392,344
Safety Insurance Group, Inc.		2,194	123,522
Selective Insurance Group, Inc.		10,774	291,544
StanCorp Financial Group, Inc.		8,100	536,625
State Auto Financial Corp.		2,585	54,905
Stewart Information Services Corp.		3,543	114,333

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Symetra Financial Corp.		15,274	$289,595
Third Point Reinsurance Ltd. (Bermuda)	*	4,088	75,751
Tower Group International Ltd. (Bermuda)	†	9,683	32,729
United Fire Group, Inc.		3,518	100,826
Universal Insurance Holdings, Inc.		4,648	67,303
Validus Holdings Ltd. (Bermuda)		19,760	796,130
W.R. Berkley Corp.		20,500	889,495
White Mountains Insurance Group Ltd.		1,171	706,207

			34,079,032

Internet & Catalog Retail—0.5%
1-800-Flowers.com, Inc., Class A	*	6,281	33,980
Blue Nile, Inc.	*	2,444	115,088
FTD Cos., Inc.	*	2,967	96,665
Groupon, Inc.	*	79,534	936,115
HomeAway, Inc.	*	10,363	423,639
HSN, Inc.		6,425	400,278
Liberty Ventures, Series A	*	6,963	853,594
Nutrisystem, Inc.		5,029	82,677
Orbitz Worldwide, Inc.	*	5,907	42,412
Overstock.com, Inc.	*†	2,104	64,782
PetMed Express, Inc.	†	3,185	52,967
RetailMeNot, Inc.	*	1,514	43,588
Shutterfly, Inc.	*	7,318	372,706
ValueVision Media, Inc., Class A	*	6,239	43,611
Vitacost.com, Inc.	*	5,941	34,398
zulily, Inc., Class A	*	2,217	91,850

			3,688,350

Internet Software & Services—1.7%
Angie’s List, Inc.	*†	7,000	106,050
AOL, Inc.	*	14,126	658,554
Bankrate, Inc.	*	9,244	165,837
Bazaarvoice, Inc.	*†	8,939	70,797
Benefitfocus, Inc.	*	852	49,195
Blucora, Inc.	*	7,679	223,920
Brightcove, Inc.	*	6,369	90,058
Carbonite, Inc.	*	1,699	20,099
ChannelAdvisor Corp.	*	978	40,792
Chegg, Inc.	*	2,514	21,394
comScore, Inc.	*	6,023	172,318
Constant Contact, Inc.	*	5,890	183,002
Cornerstone OnDemand, Inc.	*	7,409	395,196
CoStar Group, Inc.	*	5,388	994,517
Cvent, Inc.	*	1,038	37,773
Dealertrack Technologies, Inc.	*	8,039	386,515
Demand Media, Inc.	*	4,535	26,167
Demandware, Inc.	*	3,369	216,020
Dice Holdings, Inc.	*	6,835	49,554
Digital River, Inc.	*	5,786	107,041
E2open, Inc.	*	2,458	58,771
EarthLink, Inc.		20,557	104,224
eGain Corp.	*	2,108	21,586
Endurance International Group Holdings, Inc.	*†	3,650	51,757

		Shares	Value

Envestnet, Inc.	*	4,359	$175,668
Global Eagle Entertainment, Inc.	*	3,438	51,123
Gogo, Inc.	*	1,773	43,988
IAC/InterActiveCorp		14,134	970,864
Internap Network Services Corp.	*	12,196	91,714
IntraLinks Holdings, Inc.	*	8,511	103,068
j2 Global, Inc.	†	8,665	433,337
Limelight Networks, Inc.	*	6,937	13,735
Liquidity Services, Inc.	*†	4,692	106,321
LivePerson, Inc.	*	11,777	174,535
LogMeIn, Inc.	*	4,468	149,901
Marchex, Inc., Class B	*	5,699	49,296
Marin Software, Inc.	*†	1,504	15,401
Marketo, Inc.	*†	1,125	41,704
Millennial Media, Inc.	*†	8,132	59,120
Monster Worldwide, Inc.	*	21,639	154,286
Move, Inc.	*	7,747	123,875
Net Element International, Inc.	*†	362	1,582
NIC, Inc.		12,220	303,911
OpenTable, Inc.	*	4,249	337,243
Pandora Media, Inc.	*	26,455	703,703
Perficient, Inc.	*	5,746	134,571
QuinStreet, Inc.	*	5,214	45,310
Rackspace Hosting, Inc.	*	21,423	838,282
RealNetworks, Inc.	*	4,328	32,676
Reis, Inc.	*	1,345	25,864
Responsys, Inc.	*	6,331	173,533
Rocket Fuel, Inc.	*†	825	50,729
SciQuest, Inc.	*	3,675	104,664
Shutterstock, Inc.	*	1,263	105,625
Spark Networks, Inc.	*	1,965	12,104
SPS Commerce, Inc.	*	2,907	189,827
Stamps.com, Inc.	*	2,445	102,935
support.com, Inc.	*	10,899	41,307
TechTarget, Inc.	*	2,374	16,286
Textura Corp.	*†	846	25,329
Travelzoo, Inc.	*	1,808	38,547
Tremor Video, Inc.	*†	1,209	7,012
Trulia, Inc.	*†	5,165	182,170
United Online, Inc.		2,119	29,157
Unwired Planet, Inc.	*	23,320	32,182
ValueClick, Inc.	*	13,525	316,079
VistaPrint NV (Netherlands)	*†	6,206	352,811
Vocus, Inc.	*	4,079	46,460
Web.com Group, Inc.	*	7,545	239,856
WebMD Health Corp.	*†	5,809	229,456
Wix.com Ltd. (Israel)	*	1,393	37,402
XO Group, Inc.	*	5,737	85,252
Xoom Corp.	*	1,855	50,771
Yelp, Inc.	*	5,557	383,155
Zillow, Inc., Class A	*	4,130	337,545
Zix Corp.	*	9,536	43,484

			12,665,893

IT Services—2.6%
Acxiom Corp.	*	13,925	514,947
Blackhawk Network Holdings, Inc.	*	1,822	46,024
Booz Allen Hamilton Holding Corp.		5,188	99,350
Broadridge Financial Solutions, Inc.		22,585	892,559

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
CACI International, Inc., Class A	*	4,457	$326,342
Cardtronics, Inc.	*	8,528	370,542
Cass Information Systems, Inc.		2,024	136,316
CIBER, Inc.	*	14,012	58,010
Computer Task Group, Inc.		2,532	47,855
Convergys Corp.		20,160	424,368
CoreLogic, Inc.	*	17,877	635,170
CSG Systems International, Inc.		5,860	172,284
DST Systems, Inc.		6,148	557,870
EPAM Systems, Inc.	*	3,695	129,103
Euronet Worldwide, Inc.	*	9,421	450,795
EVERTEC, Inc. (Puerto Rico)		5,923	146,061
ExlService Holdings, Inc.	*	5,435	150,115
FleetCor Technologies, Inc.	*	12,560	1,471,655
Forrester Research, Inc.		2,455	93,928
Gartner, Inc.	*	17,403	1,236,483
Genpact Ltd. (Bermuda)	*	32,012	588,060
Global Cash Access Holdings, Inc.	*	13,203	131,898
Global Payments, Inc.		14,182	921,688
Hackett Group, Inc. (The)		7,902	49,071
Heartland Payment Systems, Inc.		6,660	331,934
Higher One Holdings, Inc.	*	7,479	72,995
iGATE Corp.	*	6,743	270,799
Jack Henry & Associates, Inc.		16,013	948,130
Leidos Holdings, Inc.		13,906	646,490
Lender Processing Services, Inc.		15,945	596,024
Lionbridge Technologies, Inc.	*	13,699	81,646
Luxoft Holding, Inc. (Virgin Islands, British)	*	758	28,789
ManTech International Corp., Class A	†	4,079	122,084
MAXIMUS, Inc.		13,002	571,958
ModusLink Global Solutions, Inc.	*	10,739	61,534
MoneyGram International, Inc.	*	4,578	95,131
NeuStar, Inc., Class A	*	12,510	623,749
Planet Payment, Inc.	*†	6,859	19,068
PRGX Global, Inc.	*	4,569	30,704
Sapient Corp.	*	20,009	347,356
Science Applications International Corp.		7,547	249,579
ServiceSource International, Inc.	*	9,931	83,222
Sykes Enterprises, Inc.	*	6,572	143,335
Syntel, Inc.	*	2,923	265,847
TeleTech Holdings, Inc.	*	3,025	72,419
Total System Services, Inc.		30,369	1,010,680
Unisys Corp.	*	8,649	290,347
Vantiv, Inc., Class A	*	15,940	519,803
VeriFone Systems, Inc.	*	19,931	534,549
Virtusa Corp.	*	3,400	129,506

		Shares	Value

WEX, Inc.	*	7,357	$728,564

			18,526,736

Leisure Equipment & Products—0.5%
Arctic Cat, Inc.		2,262	128,889
Black Diamond, Inc.	*	3,789	50,507
Brunswick Corp.		17,127	788,870
Callaway Golf Co.		13,092	110,366
JAKKS Pacific, Inc.	†	3,244	21,832
Johnson Outdoors, Inc., Class A		785	21,156
LeapFrog Enterprises, Inc.	*†	12,080	95,915
Marine Products Corp.		3,091	31,064
Nautilus, Inc.	*	4,916	41,442
Polaris Industries, Inc.		11,973	1,743,748
Smith & Wesson Holding Corp.	*†	12,690	171,188
Sturm Ruger & Co., Inc.	†	3,706	270,871

			3,475,848

Life Sciences Tools & Services—1.1%
Accelerate Diagnostics, Inc.	*†	1,793	21,875
Affymetrix, Inc.	*	13,418	114,992
Albany Molecular Research, Inc.	*	3,704	37,336
Bio-Rad Laboratories, Inc., Class A	*	3,744	462,796
Bruker Corp.	*	19,689	389,251
Cambrex Corp.	*	6,259	111,598
Charles River Laboratories International, Inc.	*	9,037	479,322
Covance, Inc.	*	10,559	929,826
Fluidigm Corp.	*	5,173	198,229
Furiex Pharmaceuticals, Inc.	*	1,264	53,101
Harvard Bioscience, Inc.	*	4,039	18,983
Luminex Corp.	*	7,419	143,929
Mettler-Toledo International, Inc.	*	5,586	1,355,108
NeoGenomics, Inc.	*	5,221	18,900
Pacific Biosciences of California, Inc.	*	7,617	39,837
PAREXEL International Corp.	*	10,419	470,730
PerkinElmer, Inc.		21,185	873,458
QIAGEN NV (Netherlands)	*	44,171	1,051,711
Quintiles Transnational Holdings, Inc.	*	5,268	244,119
Sequenom, Inc.	*†	20,997	49,133
Techne Corp.		6,895	652,750

			7,716,984

Machinery—4.4%
Accuride Corp.	*	5,687	21,213
Actuant Corp., Class A		13,737	503,324
AGCO Corp.		18,353	1,086,314
Alamo Group, Inc.		1,174	71,250
Albany International Corp., Class A		5,205	187,016
Altra Industrial Motion Corp.		5,386	184,309
American Railcar Industries, Inc.	†	2,078	95,068
Ampco-Pittsburgh Corp.		986	19,178
Astec Industries, Inc.		3,451	133,312
Barnes Group, Inc.		10,180	389,996

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Blount International, Inc.	*	9,180	$132,835
Briggs & Stratton Corp.		9,174	199,626
Chart Industries, Inc.	*	5,535	529,367
CIRCOR International, Inc.		3,375	272,632
CLARCOR, Inc.		9,456	608,494
Colfax Corp.	*	16,171	1,029,931
Columbus McKinnon Corp.	*	3,189	86,549
Commercial Vehicle Group, Inc.	*	6,660	48,418
Crane Co.		9,084	610,899
Donaldson Co., Inc.		27,667	1,202,408
Douglas Dynamics, Inc.		3,681	61,914
Dynamic Materials Corp.		3,125	67,937
Energy Recovery, Inc.	*†	6,998	38,909
EnPro Industries, Inc.	*	3,892	224,374
ESCO Technologies, Inc.		4,458	152,731
ExOne Co. (The)	*†	966	58,404
Federal Signal Corp.	*	11,860	173,749
Flow International Corp.	*	9,896	39,980
FreightCar America, Inc.		2,798	74,483
Global Brass & Copper Holdings, Inc.		1,289	21,333
Gorman-Rupp Co. (The)		3,896	130,243
Graco, Inc.		11,581	904,708
Graham Corp.		1,617	58,681
Greenbrier Cos., Inc. (The)	*	4,956	162,755
Hardinge, Inc.		1,862	26,943
Harsco Corp.		14,896	417,535
Hurco Cos., Inc.		1,248	31,212
Hyster-Yale Materials Handling, Inc.		2,095	195,170
IDEX Corp.		15,255	1,126,582
ITT Corp.		16,791	729,065
John Bean Technologies Corp.		5,724	167,885
Kadant, Inc.		2,468	100,003
Kennametal, Inc.		14,370	748,246
L.B. Foster Co., Class A		1,705	80,629
Lincoln Electric Holdings, Inc.		15,664	1,117,470
Lindsay Corp.		2,395	198,186
Lydall, Inc.	*	2,982	52,543
Manitex International, Inc.	*	1,949	30,950
Manitowoc Co., Inc. (The)		25,441	593,284
Meritor, Inc.	*	19,272	201,007
Middleby Corp. (The)	*	3,558	853,813
Miller Industries, Inc.		1,779	33,143
Mueller Industries, Inc.		5,028	316,814
Mueller Water Products, Inc., Class A		30,046	281,531
Navistar International Corp.	*†	10,261	391,868
NN, Inc.		3,390	68,444
Nordson Corp.		12,138	901,853
Oshkosh Corp.		16,649	838,777
PMFG, Inc.	*	3,313	29,983
Proto Labs, Inc.	*	3,182	226,495
RBC Bearings, Inc.	*	4,314	305,216
Rexnord Corp.	*	5,002	135,104
Snap-on, Inc.		10,984	1,202,968
SPX Corp.		8,853	881,847
Standex International Corp.		2,170	136,450
Sun Hydraulics Corp.		4,279	174,712

		Shares	Value

COMMON STOCKS—(Continued)
Tecumseh Products Co., Class A	*	2,932	$26,535
Tennant Co.		3,185	215,975
Terex Corp.		21,047	883,764
Timken Co.		16,064	884,644
Titan International, Inc.		9,793	176,078
Toro Co. (The)		10,819	688,088
Trimas Corp.	*	8,555	341,259
Trinity Industries, Inc.		15,009	818,291
Twin Disc, Inc.		1,926	49,864
Valmont Industries, Inc.		5,071	756,188
Wabash National Corp.	*	12,487	154,214
WABCO Holdings, Inc.	*	10,844	1,012,938
Wabtec Corp.		17,829	1,324,160
Watts Water Technologies, Inc., Class A		5,244	324,446
Woodward, Inc.		12,597	574,549
Xerium Technologies, Inc.	*	1,744	28,759
Xylem, Inc.		34,925	1,208,405

			31,646,225

Marine—0.2%
International Shipholding Corp.		724	21,358
Kirby Corp.	*	10,715	1,063,464
Matson, Inc.		7,328	191,334
Ultrapetrol Bahamas Ltd. (Bahamas)	*	3,567	13,340

			1,289,496

Media—1.9%
A.H. Belo Corp., Class A		2,998	22,395
AMC Networks, Inc., Class A	*	11,185	761,810
Cablevision Systems Corp., Class A		35,534	637,125
Carmike Cinemas, Inc.	*	4,840	134,746
Central European Media Enterprises Ltd., Class A (Bermuda)	*†	20,704	79,503
Cinemark Holdings, Inc.		21,864	728,727
Clear Channel Outdoor Holdings, Inc., Class A		8,401	85,186
Crown Media Holdings, Inc., Class A	*	4,399	15,529
Cumulus Media, Inc., Class A	*	17,734	137,084
Daily Journal Corp.	*	156	28,858
Dex Media, Inc.	*†	2,722	18,455
Digital Generation, Inc.	*	5,674	72,344
DreamWorks Animation SKG, Inc., Class A	*	13,912	493,876
Entercom Communications Corp., Class A	*	3,975	41,777
Entravision Communications Corp., Class A		9,227	56,192
EW Scripps Co. (The), Class A	*	5,253	114,095
Gannett Co., Inc.		43,175	1,277,117
Global Sources Ltd. (Bermuda)	*	3,330	27,073
Gray Television, Inc.	*	10,278	152,937
Harte-Hanks, Inc.		7,272	56,867
Hemisphere Media Group, Inc.	*†	1,387	16,464

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Interpublic Group of Cos., Inc. (The)		79,292	$1,403,468
John Wiley & Sons, Inc., Class A		8,182	451,646
Journal Communications, Inc., Class A	*	9,165	85,326
Lamar Advertising Co., Class A	*	14,385	751,616
Lions Gate Entertainment Corp.	†	14,824	469,328
Live Nation Entertainment, Inc.	*	26,867	530,892
Loral Space & Communications, Inc.	*	2,438	197,429
Madison Square Garden Co. (The), Class A	*	11,610	668,504
Martha Stewart Living Omnimedia, Inc., Class A	*†	6,601	27,724
McClatchy Co. (The), Class A	*†	14,513	49,344
MDC Partners, Inc., Class A		7,656	195,305
Media General, Inc.	*†	3,104	70,150
Meredith Corp.		6,486	335,975
Morningstar, Inc.		3,829	299,007
National CineMedia, Inc.		10,391	207,404
New York Times Co. (The), Class A		24,566	389,862
Nexstar Broadcasting Group, Inc., Class A		5,657	315,265
Radio Unica Communications Corp.	*‡d	1,900	—
ReachLocal, Inc.	*	2,912	37,012
Reading International, Inc., Class A	*	2,976	22,290
Regal Entertainment Group, Class A	†	15,242	296,457
Rentrak Corp.	*	1,647	62,405
Saga Communications, Inc., Class A		1,196	60,159
Salem Communications Corp., Class A		3,266	28,414
Scholastic Corp.		4,805	163,418
SFX Entertainment, Inc.	*†	3,352	40,224
Sinclair Broadcast Group, Inc., Class A		12,521	447,375
Starz, Class A	*	21,150	618,426
Valassis Communications, Inc.	†	6,961	238,414
World Wrestling Entertainment, Inc., Class A		6,474	107,339

			13,528,338

Metals & Mining—1.4%
AK Steel Holding Corp.	*†	22,896	187,747
Allegheny Technologies, Inc.		20,156	718,158
Allied Nevada Gold Corp.	*†	17,040	60,492
AM Castle & Co.	*	3,161	46,688
AMCOL International Corp.		4,673	158,788
Carpenter Technology Corp.		8,458	526,088
Century Aluminum Co.	*	9,652	100,960
Cliffs Natural Resources, Inc.	†	29,026	760,771

		Shares	Value

Coeur Mining, Inc.	*	19,056	$206,758
Commercial Metals Co.		22,078	448,846
Compass Minerals International, Inc.		6,051	484,382
General Moly, Inc.	*	9,796	13,127
Globe Specialty Metals, Inc.		11,348	204,377
Gold Resource Corp.	†	6,352	28,774
Handy & Harman Ltd.	*	1,465	35,468
Haynes International, Inc.		2,542	140,420
Hecla Mining Co.	†	57,658	177,587
Horsehead Holding Corp.	*	8,375	135,759
Kaiser Aluminum Corp.		3,645	256,025
Materion Corp.		3,982	122,845
Midway Gold Corp.	*†	19,115	15,483
Molycorp, Inc.	*†	29,774	167,330
Noranda Aluminum Holding Corp.		4,196	13,805
Olympic Steel, Inc.		1,772	51,353
Paramount Gold and Silver Corp.	*†	21,835	20,346
Reliance Steel & Aluminum Co.		14,229	1,079,127
Royal Gold, Inc.		12,232	563,528
RTI International Metals, Inc.	*	6,083	208,099
Schnitzer Steel Industries, Inc., Class A		4,380	143,095
Steel Dynamics, Inc.		41,022	801,570
Stillwater Mining Co.	*	20,578	253,932
SunCoke Energy, Inc.	*	13,564	309,395
Tahoe Resources, Inc.	*	15,705	261,331
United States Steel Corp.	†	27,350	806,825
Universal Stainless & Alloy Products, Inc.	*	2,058	74,211
US Silica Holdings, Inc.		3,654	124,638
Walter Energy, Inc.	†	10,993	182,814
Worthington Industries, Inc.		9,711	408,639

			10,299,581

Multiline Retail—0.3%
Big Lots, Inc.	*	10,372	334,912
Bon-Ton Stores, Inc. (The)		2,140	34,839
Burlington Stores, Inc.	*	2,570	82,240
Dillard’s, Inc., Class A		5,159	501,507
Fred’s, Inc., Class A		5,995	111,028
Gordmans Stores, Inc.		1,503	11,528
J.C. Penney Co., Inc.	*†	45,529	416,590
Sears Holdings Corp.	*†	7,950	389,868
Tuesday Morning Corp.	*	6,966	111,177

			1,993,689

Multi-Utilities—1.1%
Alliant Energy Corp.		20,577	1,061,773
Avista Corp.		11,016	310,541
Black Hills Corp.		8,511	446,913
CMS Energy Corp.		49,383	1,321,983
Integrys Energy Group, Inc.		14,719	800,861
MDU Resources Group, Inc.		35,630	1,088,496
NorthWestern Corp.		7,207	312,207
SCANA Corp.		25,840	1,212,671
TECO Energy, Inc.	†	39,656	683,669
Vectren Corp.		15,433	547,872

			7,786,986

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Office Electronics—0.1%
Zebra Technologies Corp., Class A	*	9,296	$502,728

Oil, Gas & Consumable Fuels—3.3%
Abraxas Petroleum Corp.	*	16,099	52,805
Adams Resources & Energy, Inc.		479	32,811
Alon USA Energy, Inc.		3,922	64,870
Alpha Natural Resources, Inc.	*	42,685	304,771
Amyris, Inc.	*†	6,091	32,221
Apco Oil and Gas International, Inc.	*	2,488	38,788
Approach Resources, Inc.	*†	6,656	128,394
Arch Coal, Inc.	†	37,708	167,801
Athlon Energy, Inc.	*	2,927	88,542
Bill Barrett Corp.	*	9,354	250,500
Bonanza Creek Energy, Inc.	*	5,506	239,346
BPZ Resources, Inc.	*†	27,149	49,411
Callon Petroleum Co.	*	8,345	54,493
Carrizo Oil & Gas, Inc.	*	7,586	339,625
Cheniere Energy, Inc.	*	45,307	1,953,638
Clayton Williams Energy, Inc.	*	1,241	101,700
Clean Energy Fuels Corp.	*†	11,637	149,885
Cloud Peak Energy, Inc.	*	11,802	212,436
Comstock Resources, Inc.		8,808	161,098
Contango Oil & Gas Co.	*	3,036	143,481
Crosstex Energy, Inc.		8,856	320,233
CVR Energy, Inc.		2,695	117,044
Delek US Holdings, Inc.		6,946	239,012
Diamondback Energy, Inc.	*	3,805	201,132
Emerald Oil, Inc.	*	9,095	69,668
Endeavour International Corp.	*†	7,460	39,165
Energen Corp.		13,647	965,525
Energy XXI Bermuda Ltd. (Bermuda)		14,643	396,240
EPL Oil & Gas, Inc.	*	5,691	162,193
Equal Energy Ltd.		5,695	30,411
Evolution Petroleum Corp.		2,183	26,938
EXCO Resources, Inc.	†	25,463	135,209
Forest Oil Corp.	*	19,596	70,742
Frontline Ltd. (Bermuda)	*†	8,754	32,740
FX Energy, Inc.	*†	10,537	38,565
GasLog Ltd. (Monaco)		4,325	73,914
Gastar Exploration Ltd.	*	9,755	67,505
Golar LNG Ltd. (Bermuda)	†	8,340	302,659
Goodrich Petroleum Corp.	*	5,095	86,717
Green Plains Renewable Energy, Inc.	†	4,187	81,186
Gulfport Energy Corp.	*	15,745	994,297
Halcon Resources Corp.	*†	45,027	173,804
Hallador Energy Co.		3,197	25,768
Isramco, Inc.	*	156	19,820
Jones Energy, Inc., Class A	*	1,795	25,992
KiOR, Inc., Class A	*†	11,289	18,966
Knightsbridge Tankers Ltd. (Bermuda)		7,348	67,528
Kodiak Oil & Gas Corp.	*	50,572	566,912
Kosmos Energy Ltd. (Bermuda)	*	19,857	222,001
L&L Energy, Inc.	*†‡	4,777	6,019

		Shares	Value

Laredo Petroleum Holdings, Inc.	*	7,513	$208,035
Magnum Hunter Resources Corp.	*†	33,259	243,123
Matador Resources Co.	*	11,333	211,247
Midstates Petroleum Co., Inc.	*	5,381	35,622
Miller Energy Resources, Inc.	*†	4,833	34,024
Newfield Exploration Co.	*	25,244	621,760
Nordic American Tankers Ltd. (Norway)	†	12,057	116,953
Northern Oil and Gas, Inc.	*	12,515	188,601
Oasis Petroleum, Inc.	*	18,680	877,400
Panhandle Oil and Gas, Inc., Class A		1,620	54,124
PBF Energy, Inc., Class A	†	4,025	126,626
PDC Energy, Inc.	*	6,839	363,972
Peabody Energy Corp.		50,922	994,507
Penn Virginia Corp.	*	9,218	86,926
PetroQuest Energy, Inc.	*	13,685	59,119
QEP Resources, Inc.		33,828	1,036,828
Quicksilver Resources, Inc.	*†	22,131	67,942
Renewable Energy Group, Inc.	*	5,520	63,259
Rentech, Inc.	*	43,798	76,646
Resolute Energy Corp.	*	11,308	102,111
REX American Resources Corp.	*	1,034	46,230
Rex Energy Corp.	*	9,028	177,942
Rosetta Resources, Inc.	*	11,412	548,232
Sanchez Energy Corp.	*†	6,613	162,085
SandRidge Energy, Inc.	*†	92,657	562,428
Scorpio Tankers, Inc. (Monaco)		34,877	411,200
SemGroup Corp., Class A		7,738	504,750
Ship Finance International Ltd. (Norway)	†	10,743	175,970
SM Energy Co.		12,507	1,039,457
Solazyme, Inc.	*†	7,574	82,481
Stone Energy Corp.	*	9,408	325,423
Swift Energy Co.	*†	7,371	99,508
Synergy Resources Corp.	*	10,554	97,730
Targa Resources Corp.		6,062	534,487
Teekay Corp. (Bermuda)		6,856	329,157
Teekay Tankers Ltd., Class A (Bermuda)		9,900	38,907
Triangle Petroleum Corp.	*	11,688	97,244
Ultra Petroleum Corp.	*†	29,073	629,430
Uranium Energy Corp. (Canada)	*†	13,541	27,082
Ur-Energy, Inc.	*†	19,514	26,929
Vaalco Energy, Inc.	*	12,065	83,128
W&T Offshore, Inc.		5,802	92,832
Warren Resources, Inc.	*	10,845	34,053
Western Refining, Inc.	†	10,072	427,154
Westmoreland Coal Co.	*	1,584	30,555
World Fuel Services Corp.		13,335	575,539
WPX Energy, Inc.	*	36,507	744,013
ZaZa Energy Corp.	*†	22,201	21,215

			23,638,507

Paper & Forest Products—0.4%
Boise Cascade Co.	*	2,264	66,743
Clearwater Paper Corp.	*	3,863	202,807
Deltic Timber Corp.		1,869	126,980
Domtar Corp. (Canada)		6,286	593,021

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
KapStone Paper and Packaging Corp.	*	7,731	$431,854
Louisiana-Pacific Corp.	*	25,478	471,598
Neenah Paper, Inc.		2,742	117,275
P.H. Glatfelter Co.		8,163	225,625
Resolute Forest Products, Inc. (Canada)	*	13,110	210,022
Schweitzer-Mauduit International, Inc.		5,613	288,901
Wausau Paper Corp.		7,879	99,906

			2,834,732

Personal Products—0.5%
Coty, Inc., Class A	†	11,258	171,684
Elizabeth Arden, Inc.	*	4,409	156,299
Female Health Co. (The)		5,170	43,945
Herbalife Ltd. (Cayman Islands)	†	15,830	1,245,821
Inter Parfums, Inc.		2,745	98,298
Lifevantage Corp.	*†	18,012	29,720
Medifast, Inc.	*	2,861	74,758
Nature’s Sunshine Products, Inc.		1,727	29,912
Nu Skin Enterprises, Inc., Class A		10,817	1,495,126
Nutraceutical International Corp.	*	1,355	36,287
Revlon, Inc., Class A	*	1,782	44,479
Star Scientific, Inc.	*†	39,623	45,963
Synutra International, Inc.	*	2,931	26,027
USANA Health Sciences, Inc.	*	1,221	92,283

			3,590,602

Pharmaceuticals—1.3%
AcelRx Pharmaceuticals, Inc.	*†	3,351	37,900
Aerie Pharmaceuticals, Inc.	*	1,295	23,258
Akorn, Inc.	*	11,298	278,270
Alimera Sciences, Inc.	*†	2,748	12,943
Ampio Pharmaceuticals, Inc.	*†	7,534	53,717
Aratana Therapeutics, Inc.	*	1,066	20,361
Auxilium Pharmaceuticals, Inc.	*	9,100	188,734
AVANIR Pharmaceuticals, Inc., Class A	*	28,713	96,476
BioDelivery Sciences International, Inc.	*†	3,972	23,395
Cadence Pharmaceuticals, Inc.	*	9,924	89,812
Cempra, Inc.	*	4,933	61,120
Corcept Therapeutics, Inc.	*	20,997	67,610
Cornerstone Therapeutics, Inc.	*	1,926	18,278
Depomed, Inc.	*	11,672	123,490
Endo Health Solutions, Inc.	*	21,125	1,425,092
Endocyte, Inc.	*†	5,585	59,704
Hi-Tech Pharmacal Co., Inc.	*	2,404	104,310
Horizon Pharma, Inc.	*†	8,159	62,172
Impax Laboratories, Inc.	*	13,250	333,105
Jazz Pharmaceuticals plc (Ireland)	*	9,777	1,237,377
Lannett Co., Inc.	*	4,735	156,728
Medicines Co. (The)	*	12,102	467,379
Nektar Therapeutics	*	21,602	245,183
Omeros Corp.	*†	4,721	53,300

		Shares	Value

Pacira Pharmaceuticals, Inc.	*	5,292	$304,237
Pernix Therapeutics Holdings	*†	2,943	7,416
Pozen, Inc.	*	5,088	40,908
Prestige Brands Holdings, Inc.	*	9,444	338,095
Questcor Pharmaceuticals, Inc.	†	9,466	515,424
Relypsa, Inc.	*	1,017	25,425
Repros Therapeutics, Inc.	*†	4,662	85,315
Sagent Pharmaceuticals, Inc.	*	4,122	104,616
Salix Pharmaceuticals Ltd.	*	11,576	1,041,145
Santarus, Inc.	*	9,954	318,130
Sciclone Pharmaceuticals, Inc.	*	10,639	53,621
Sucampo Pharmaceuticals, Inc., Class A	*	1,783	16,760
Supernus Pharmaceuticals, Inc.	*†	3,172	23,917
TherapeuticsMD, Inc.	*†	18,397	95,848
ViroPharma, Inc.	*	12,065	601,440
Vivus, Inc.	*†	18,805	170,749
XenoPort, Inc.	*	8,506	48,910
Zogenix, Inc.	*†	22,351	76,887

			9,108,557

Professional Services—1.5%
Acacia Research Corp.	†	8,726	126,876
Advisory Board Co. (The)	*	6,712	427,353
Barrett Business Services, Inc.		1,514	140,408
CBIZ, Inc.	*	9,278	84,615
CDI Corp.		2,129	39,450
Corporate Executive Board Co. (The)		6,042	467,832
CRA International, Inc.	*	1,427	28,255
Dun & Bradstreet Corp. (The)		7,438	913,015
Equifax, Inc.		22,298	1,540,569
Exponent, Inc.		2,267	175,556
Franklin Covey Co.	*	1,232	24,492
FTI Consulting, Inc.	*	7,311	300,775
GP Strategies Corp.	*	2,402	71,556
Heidrick & Struggles International, Inc.		3,000	60,420
Huron Consulting Group, Inc.	*	4,527	283,933
ICF International, Inc.	*	3,982	138,215
Insperity, Inc.		3,965	143,255
Kelly Services, Inc., Class A		4,508	112,430
Kforce, Inc.		5,728	117,195
Korn/Ferry International	*	8,421	219,957
Manpowergroup, Inc.		14,538	1,248,233
Mistras Group, Inc.	*	3,345	69,844
Navigant Consulting, Inc.	*	10,052	192,998
Odyssey Marine Exploration, Inc.	*†	14,969	30,237
On Assignment, Inc.	*	8,870	309,740
Pendrell Corp.	*	26,471	53,207
Resources Connection, Inc.		6,845	98,089
Robert Half International, Inc.		26,329	1,105,555
RPX Corp.	*	5,414	91,497
Towers Watson & Co., Class A		12,068	1,539,997
TrueBlue, Inc.	*	7,816	201,496
VSE Corp.		653	31,351
WageWorks, Inc.	*	4,709	279,903

			10,668,304

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Real Estate Investment Trusts (REITs)—7.2%
Acadia Realty Trust REIT		10,332	$256,544
AG Mortgage Investment Trust, Inc. REIT		4,573	71,522
Agree Realty Corp. REIT		2,737	79,428
Alexander’s, Inc. REIT		383	126,390
Alexandria Real Estate Equities, Inc. REIT		13,510	859,506
American Assets Trust, Inc. REIT		6,527	205,144
American Campus Communities, Inc. REIT		19,568	630,285
American Capital Mortgage Investment Corp. REIT		11,522	201,174
American Homes 4 Rent, Class A REIT		10,050	162,810
American Realty Capital Properties, Inc. REIT	†	28,107	361,456
American Residential Properties, Inc. REIT	*	2,190	37,580
AmREIT, Inc. REIT		4,135	69,468
Anworth Mortgage Asset Corp. REIT		27,380	115,270
Apartment Investment & Management Co., Class A REIT		27,666	716,826
Apollo Commercial Real Estate Finance, Inc. REIT		6,767	109,964
Apollo Residential Mortgage, Inc. REIT		5,862	86,640
Ares Commercial Real Estate Corp. REIT		4,696	61,518
Armada Hoffler Properties, Inc. REIT		3,047	28,276
ARMOUR Residential REIT, Inc. REIT		65,367	262,122
Ashford Hospitality Prime, Inc. REIT		2,145	39,039
Ashford Hospitality Trust, Inc. REIT		10,729	88,836
Associated Estates Realty Corp. REIT		11,260	180,723
Aviv REIT, Inc. REIT		1,842	43,655
BioMed Realty Trust, Inc. REIT		33,948	615,138
Brandywine Realty Trust REIT		29,584	416,839
BRE Properties, Inc. REIT		14,359	785,581
Brixmor Property Group, Inc. REIT	*†	7,652	155,565
Camden Property Trust REIT		16,026	911,559
Campus Crest Communities, Inc. REIT		10,695	100,640
Capstead Mortgage Corp. REIT		17,141	207,063
CBL & Associates Properties, Inc. REIT		31,054	557,730
Cedar Realty Trust, Inc. REIT		13,395	83,853
Chambers Street Properties REIT	†	45,393	347,256
Chatham Lodging Trust REIT		5,559	113,682

		Shares	Value

Chesapeake Lodging Trust REIT		9,527	$240,938
Chimera Investment Corp. REIT		195,394	605,721
Colony Financial, Inc. REIT		12,611	255,877
CommonWealth REIT REIT		22,203	517,552
CoreSite Realty Corp. REIT		3,409	109,736
Corporate Office Properties Trust REIT		16,231	384,512
Corrections Corp. of America REIT		21,829	700,056
Cousins Properties, Inc. REIT		31,920	328,776
CubeSmart REIT		24,215	385,987
CyrusOne, Inc. REIT		3,038	67,839
CYS Investments, Inc. REIT		31,116	230,570
DCT Industrial Trust, Inc. REIT		54,868	391,209
DDR Corp. REIT		55,099	846,872
DiamondRock Hospitality Co. REIT		37,464	432,709
Douglas Emmett, Inc. REIT		27,097	631,089
Duke Realty Corp. REIT		59,744	898,550
DuPont Fabros Technology, Inc. REIT		11,161	275,788
Dynex Capital, Inc. REIT		9,171	73,368
EastGroup Properties, Inc. REIT		5,650	327,304
Education Realty Trust, Inc. REIT		21,399	188,739
Ellington Residential Mortgage REIT REIT		1,039	15,980
Empire State Realty Trust, Inc., Class A REIT		13,808	211,262
EPR Properties REIT		9,704	477,049
Equity Lifestyle Properties, Inc. REIT		15,607	565,442
Equity One, Inc. REIT		10,911	244,843
Essex Property Trust, Inc. REIT		7,166	1,028,393
Excel Trust, Inc. REIT		10,056	114,538
Extra Space Storage, Inc. REIT		20,982	883,972
Federal Realty Investment Trust REIT		12,081	1,225,134
FelCor Lodging Trust, Inc. REIT	*	23,021	187,851
First Industrial Realty Trust, Inc. REIT		20,382	355,666
First Potomac Realty Trust REIT		11,442	133,070
Franklin Street Properties Corp. REIT		16,006	191,272
Gaming and Leisure Properties, Inc. REIT	*	14,211	722,061
Geo Group, Inc. (The) REIT		13,484	434,454
Getty Realty Corp. REIT		4,999	91,832
Gladstone Commercial Corp. REIT		2,393	43,002
Glimcher Realty Trust REIT		28,107	263,082
Government Properties Income Trust REIT		10,092	250,786
Gramercy Property Trust, Inc. REIT	*	11,512	66,194
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT		2,349	32,792

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Hatteras Financial Corp. REIT		17,493	$285,836
Healthcare Realty Trust, Inc. REIT		18,090	385,498
Healthcare Trust of America, Inc., Class A REIT		20,683	203,521
Hersha Hospitality Trust REIT		37,283	207,666
Highwoods Properties, Inc. REIT		16,801	607,692
Home Properties, Inc. REIT		10,370	556,039
Hospitality Properties Trust REIT		27,769	750,596
Hudson Pacific Properties, Inc. REIT		8,157	178,394
Inland Real Estate Corp. REIT		16,167	170,077
Invesco Mortgage Capital, Inc. REIT		24,680	362,302
Investors Real Estate Trust REIT		18,364	157,563
iStar Financial, Inc. REIT	*	16,514	235,655
JAVELIN Mortgage Investment Corp. REIT	†	2,138	29,782
Kilroy Realty Corp. REIT		15,169	761,180
Kite Realty Group Trust REIT		23,613	155,137
LaSalle Hotel Properties REIT		19,449	600,196
Lexington Realty Trust REIT		34,030	347,446
Liberty Property Trust REIT		24,092	815,996
LTC Properties, Inc. REIT		6,423	227,310
Mack-Cali Realty Corp. REIT		16,724	359,232
Medical Properties Trust, Inc. REIT		30,549	373,309
MFA Financial, Inc. REIT		66,233	467,605
Mid-America Apartment Communities, Inc. REIT		13,876	842,828
Monmouth Real Estate Investment Corp., Class A REIT		7,811	71,002
National Health Investors, Inc. REIT		5,376	301,594
National Retail Properties, Inc. REIT	†	22,451	680,939
New Residential Investment Corp. REIT		46,548	310,941
New York Mortgage Trust, Inc. REIT		10,634	74,332
NorthStar Realty Finance Corp. REIT		53,173	715,177
Omega Healthcare Investors, Inc. REIT	†	22,771	678,576
One Liberty Properties, Inc. REIT		1,927	38,790
Parkway Properties, Inc. REIT		10,778	207,908
Pebblebrook Hotel Trust REIT		11,832	363,952
Pennsylvania Real Estate Investment Trust REIT		13,304	252,510
PennyMac Mortgage Investment Trust REIT		13,445	308,697
Physicians Realty Trust REIT		1,894	24,130
Piedmont Office Realty Trust, Inc., Class A REIT		31,422	519,091
Post Properties, Inc. REIT		10,280	464,964
Potlatch Corp. REIT		7,237	302,072
PS Business Parks, Inc. REIT		3,550	271,291

		Shares	Value

QTS Realty Trust, Inc., Class A REIT		2,361	$58,506
RAIT Financial Trust REIT		13,669	122,611
Ramco-Gershenson Properties Trust REIT		11,310	178,019
Rayonier, Inc. REIT		23,783	1,001,264
Redwood Trust, Inc. REIT	†	14,817	287,005
Regency Centers Corp. REIT		17,331	802,425
Resource Capital Corp. REIT		25,000	148,250
Retail Opportunity Investments Corp. REIT		14,126	207,935
Retail Properties of America, Inc., Class A REIT		24,528	311,996
Rexford Industrial Realty, Inc. REIT		2,728	36,010
RLJ Lodging Trust REIT		22,647	550,775
Rouse Properties, Inc. REIT	†	4,591	101,874
Ryman Hospitality Properties, Inc. REIT	†	8,002	334,324
Sabra Health Care REIT, Inc. REIT		6,872	179,634
Saul Centers, Inc. REIT		1,580	75,413
Select Income REIT REIT		4,354	116,426
Senior Housing Properties Trust REIT		35,598	791,344
Silver Bay Realty Trust Corp. REIT	†	3,004	48,034
Sovran Self Storage, Inc. REIT		5,793	377,530
Spirit Realty Capital, Inc. REIT		69,068	678,938
STAG Industrial, Inc. REIT		8,311	169,461
Starwood Property Trust, Inc. REIT		36,249	1,004,097
Strategic Hotels & Resorts, Inc. REIT	*	33,776	319,183
Summit Hotel Properties, Inc. REIT		16,339	147,051
Sun Communities, Inc. REIT		6,851	292,127
Sunstone Hotel Investors, Inc. REIT		33,780	452,652
Tanger Factory Outlet Centers, Inc. REIT		17,965	575,239
Taubman Centers, Inc. REIT		12,070	771,514
Terreno Realty Corp. REIT		5,103	90,323
Two Harbors Investment Corp. REIT		68,265	633,499
UMH Properties, Inc. REIT		3,071	28,929
Universal Health Realty Income Trust REIT		2,317	92,819
Urstadt Biddle Properties, Inc., Class A REIT		4,932	90,995
Washington Real Estate Investment Trust REIT		12,190	284,758
Weingarten Realty Investors REIT		23,123	634,033
Western Asset Mortgage Capital Corp. REIT	†	4,020	59,818
Whitestone REIT		5,035	67,318
Winthrop Realty Trust REIT		5,324	58,830
WP Carey, Inc. REIT		10,899	668,654
ZAIS Financial Corp. REIT		962	15,421

			52,052,809

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Real Estate Management & Development—0.7%
Alexander & Baldwin, Inc.		8,319	$347,152
Altisource Residential Corp. (Virgin Islands, U.S.)		8,250	248,408
AV Homes, Inc.	*	1,495	27,164
Consolidated-Tomoka Land Co.		1,195	43,367
Forest City Enterprises, Inc., Class A	*	30,060	574,146
Forestar Group, Inc.	*	6,325	134,533
Howard Hughes Corp. (The)	*	7,474	897,627
Jones Lang LaSalle, Inc.		8,344	854,342
Kennedy-Wilson Holdings, Inc.		10,976	244,216
RE/MAX Holdings, Inc., Class A	*	1,946	62,408
Realogy Holdings Corp.	*	22,657	1,120,842
St. Joe Co. (The)	*†	11,522	221,107
Tejon Ranch Co.	*	2,591	95,245

			4,870,557

Road & Rail—0.8%
AMERCO	*	1,307	310,857
Arkansas Best Corp.		4,354	146,643
Avis Budget Group, Inc.	*	20,414	825,134
Celadon Group, Inc.		4,371	85,147
Con-way, Inc.		10,630	422,117
Genesee & Wyoming, Inc., Class A	*	8,061	774,259
Heartland Express, Inc.		8,826	173,166
Knight Transportation, Inc.		10,752	197,192
Landstar System, Inc.		8,890	510,730
Marten Transport Ltd.		3,709	74,885
Old Dominion Freight Line, Inc.	*	13,469	714,126
Patriot Transportation Holding, Inc.	*	1,038	43,087
Quality Distribution, Inc.	*	5,838	74,902
Roadrunner Transportation Systems, Inc.	*	2,955	79,637
Ryder System, Inc.		9,486	699,877
Saia, Inc.	*	4,169	133,616
Swift Transportation Co.	*†	15,398	341,990
Universal Truckload Services, Inc.		1,615	49,274
Werner Enterprises, Inc.		8,408	207,930
YRC Worldwide, Inc.	*†	1,506	26,159

			5,890,728

Semiconductors & Semiconductor Equipment—2.4%
Advanced Energy Industries, Inc.	*	7,214	164,912
Advanced Micro Devices, Inc.	*†	110,379	427,167
Alpha & Omega Semiconductor Ltd.	*	2,749	21,195
Ambarella, Inc.	*	3,046	103,351
Amkor Technology, Inc.	*	12,795	78,433
ANADIGICS, Inc.	*	15,184	27,939
Applied Micro Circuits Corp.	*	14,794	197,944
Atmel Corp.	*	81,517	638,278
ATMI, Inc.	*	5,396	163,013
Axcelis Technologies, Inc.	*	20,883	50,954

		Shares	Value

Brooks Automation, Inc.		11,493	$120,562
Cabot Microelectronics Corp.	*	4,276	195,413
Cavium, Inc.	*	9,259	319,528
Ceva, Inc.	*	3,801	57,851
Cirrus Logic, Inc.	*†	11,941	243,955
Cohu, Inc.		4,103	43,081
Cree, Inc.	*	21,835	1,366,216
Cypress Semiconductor Corp.	*	28,584	300,132
Diodes, Inc.	*	6,017	141,760
DSP Group, Inc.	*	4,251	41,277
Entegris, Inc.	*	25,104	291,206
Entropic Communications, Inc.	*	14,187	66,821
Exar Corp.	*	7,230	85,242
Fairchild Semiconductor International, Inc.	*	22,826	304,727
First Solar, Inc.	*	12,628	689,994
FormFactor, Inc.	*	11,437	68,851
Freescale Semiconductor Ltd.	*	11,271	180,899
GSI Technology, Inc.	*	3,251	21,587
GT Advanced Technologies, Inc.	*†	23,592	205,722
Hittite Microwave Corp.	*	5,664	349,639
Inphi Corp.	*	4,292	55,367
Integrated Device Technology, Inc.	*	24,178	246,374
Integrated Silicon Solution, Inc.	*	4,746	57,379
Intermolecular, Inc.	*	2,026	9,968
International Rectifier Corp.	*	12,910	336,564
Intersil Corp., Class A		24,427	280,178
IXYS Corp.		5,795	75,161
Kopin Corp.	*	10,484	44,242
Lattice Semiconductor Corp.	*	22,371	123,264
LSI Corp.		103,971	1,145,760
LTX-Credence Corp.	*	8,847	70,687
M/A-COM Technology Solutions Holdings, Inc.	*	1,263	21,458
MaxLinear, Inc., Class A	*	3,663	38,205
Micrel, Inc.		7,091	69,988
Microsemi Corp.	*	17,114	426,994
MKS Instruments, Inc.		10,273	307,574
Monolithic Power Systems, Inc.	*	7,140	247,472
MoSys, Inc.	*	9,117	50,326
Nanometrics, Inc.	*	3,660	69,723
NeoPhotonics Corp.	*	2,624	18,525
NVE Corp.	*	771	44,934
OmniVision Technologies, Inc.	*	9,688	166,634
ON Semiconductor Corp.	*	84,344	694,995
PDF Solutions, Inc.	*	4,882	125,077
Peregrine Semiconductor Corp.	*	4,359	32,300
Pericom Semiconductor Corp.	*	5,204	46,107
Photronics, Inc.	*	11,167	100,838
PLX Technology, Inc.	*	8,946	58,865
PMC—Sierra, Inc.	*	37,964	244,108
Power Integrations, Inc.		5,526	308,461
Rambus, Inc.	*	19,057	180,470
RF Micro Devices, Inc.	*	51,143	263,898
Rubicon Technology, Inc.	*†	2,802	27,880
Rudolph Technologies, Inc.	*	5,424	63,678
Semtech Corp.	*	12,745	322,194

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Sigma Designs, Inc.	*	8,818	$41,621
Silicon Image, Inc.	*	13,062	80,331
Silicon Laboratories, Inc.	*	7,560	327,424
Skyworks Solutions, Inc.	*	35,530	1,014,737
Spansion, Inc., Class A	*	9,327	129,552
SunEdison, Inc.	*	49,945	651,782
SunPower Corp.	*†	7,788	232,160
Supertex, Inc.	*	1,876	46,994
Synaptics, Inc.	*	6,286	325,678
Teradyne, Inc.	*	35,663	628,382
Tessera Technologies, Inc.		9,035	178,080
TriQuint Semiconductor, Inc.	*	29,317	244,504
Ultra Clean Holdings, Inc.	*	6,562	65,817
Ultratech, Inc.	*	4,638	134,502
Veeco Instruments, Inc.	*	7,670	252,420

			17,697,281

Software—3.8%
Accelrys, Inc.	*	9,479	90,430
ACI Worldwide, Inc.	*	7,536	489,840
Actuate Corp.	*	9,173	70,724
Advent Software, Inc.		6,076	212,599
American Software, Inc., Class A		3,570	35,236
ANSYS, Inc.	*	17,233	1,502,718
Aspen Technology, Inc.	*	17,503	731,625
AVG Technologies NV (Netherlands)	*	3,792	65,260
Barracuda Networks, Inc.	*	698	27,697
Blackbaud, Inc.		8,708	327,856
Bottomline Technologies de, Inc.	*	7,299	263,932
BroadSoft, Inc.	*	4,735	129,455
Cadence Design Systems, Inc.	*	52,820	740,536
Callidus Software, Inc.	*	7,373	101,231
CommVault Systems, Inc.	*	8,682	650,108
Compuware Corp.		40,292	451,673
Comverse, Inc.	*	3,789	147,013
Concur Technologies, Inc.	*	8,829	910,976
Covisint Corp.	*	1,233	15,474
Cyan, Inc.	*†	1,292	6,835
Digimarc Corp.		993	19,125
Ebix, Inc.	†	6,537	96,225
Ellie Mae, Inc.	*†	4,322	116,132
Epiq Systems, Inc.		6,758	109,547
ePlus, Inc.	*	596	33,877
FactSet Research Systems, Inc.	†	8,178	887,967
Fair Isaac Corp.		6,796	427,061
FireEye, Inc.	*	2,925	127,559
FleetMatics Group plc (Ireland)	*	2,761	119,413
Fortinet, Inc.	*	25,484	487,509
Gigamon, Inc.	*	1,252	35,156
Glu Mobile, Inc.	*†	8,971	34,897
Guidance Software, Inc.	*	2,669	26,957
Guidewire Software, Inc.	*	9,348	458,706
Imperva, Inc.	*	3,842	184,915
Infoblox, Inc.	*	9,240	305,105
Informatica Corp.	*	20,453	848,800
Interactive Intelligence Group, Inc.	*	2,618	176,349
Jive Software, Inc.	*	6,532	73,485
Manhattan Associates, Inc.	*	3,680	432,326

		Shares	Value

Mavenir Systems, Inc.	*	940	$10,490
Mentor Graphics Corp.		17,566	422,814
MICROS Systems, Inc.	*	14,652	840,585
MicroStrategy, Inc., Class A	*	1,777	220,775
Mitek Systems, Inc.	*†	3,615	21,473
Model N, Inc.	*†	1,301	15,339
Monotype Imaging Holdings, Inc.		7,430	236,720
Netscout Systems, Inc.	*	6,836	202,277
NetSuite, Inc.	*	6,549	674,678
Nuance Communications, Inc.	*	48,708	740,362
Pegasystems, Inc.		2,969	146,015
Progress Software Corp.	*	9,932	256,544
Proofpoint, Inc.	*	3,579	118,715
PROS Holdings, Inc.	*	3,855	153,815
PTC, Inc.	*	22,668	802,221
QAD, Inc., Class A		986	17,413
Qlik Technologies, Inc.	*	16,686	444,348
Qualys, Inc.	*	3,457	79,891
Rally Software Development Corp.	*	1,100	21,395
RealPage, Inc.	*	8,084	189,004
Rosetta Stone, Inc.	*	2,755	33,666
Rovi Corp.	*	19,697	387,834
Sapiens International Corp. NV (Israel)		3,979	30,678
SeaChange International, Inc.	*	5,522	67,148
ServiceNow, Inc.	*	14,954	837,574
Silver Spring Networks, Inc.	*†	944	19,824
SolarWinds, Inc.	*	12,044	455,625
Solera Holdings, Inc.		12,842	908,700
Splunk, Inc.	*	19,013	1,305,623
SS&C Technologies Holdings, Inc.	*	10,671	472,298
Synchronoss Technologies, Inc.	*	5,012	155,723
Synopsys, Inc.	*	29,002	1,176,611
Tableau Software, Inc., Class A	*	1,964	135,379
Take-Two Interactive Software, Inc.	*	15,130	262,808
Tangoe, Inc.	*†	4,906	88,357
TeleCommunication Systems, Inc., Class A	*	7,640	17,725
TeleNav, Inc.	*	4,267	28,120
TIBCO Software, Inc.	*	31,097	699,061
TiVo, Inc.	*	22,968	301,340
Tyler Technologies, Inc.	*	5,903	602,873
Ultimate Software Group, Inc. (The)	*	5,233	801,800
VASCO Data Security International, Inc.	*	4,225	32,659
Verint Systems, Inc.	*	9,660	414,800
VirnetX Holding Corp.	*†	7,740	150,233
Vringo, Inc.	*†	10,670	31,583
Zynga, Inc., Class A	*	107,050	406,790

			27,412,035

Specialty Retail—3.5%
Aaron’s, Inc.		13,685	402,339
Abercrombie & Fitch Co., Class A	†	14,262	469,362
Aeropostale, Inc.	*†	13,291	120,815

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
American Eagle Outfitters, Inc.		36,160	$520,704
America’s Car-Mart, Inc.	*	1,569	66,259
ANN, Inc.	*	8,527	311,747
Asbury Automotive Group, Inc.	*	5,664	304,383
Ascena Retail Group, Inc.	*	24,015	508,157
AutoNation, Inc.	*	9,272	460,726
Barnes & Noble, Inc.	*	6,505	97,250
bebe stores, Inc.		4,090	21,759
Big 5 Sporting Goods Corp.		4,027	79,815
Body Central Corp.	*†	2,618	10,315
Brown Shoe Co., Inc.		8,500	239,190
Buckle, Inc. (The)	†	5,434	285,611
Cabela’s, Inc.	*	9,046	603,006
Cato Corp. (The), Class A		4,713	149,873
Chico’s FAS, Inc.		29,738	560,264
Children’s Place Retail Stores, Inc. (The)	*	4,359	248,332
Christopher & Banks Corp.	*	5,820	49,703
Citi Trends, Inc.	*	3,282	55,794
Conn’s, Inc.	*	4,337	341,712
Container Store Group, Inc.(The)	*†	2,409	112,283
CST Brands, Inc.		11,057	406,013
Destination Maternity Corp.		2,707	80,885
Destination XL Group, Inc.	*	8,855	58,177
Dick’s Sporting Goods, Inc.		18,646	1,083,333
DSW, Inc., Class A		13,331	569,634
Express, Inc.	*	16,183	302,137
Finish Line, Inc. (The), Class A		9,621	271,024
Five Below, Inc.	*	6,097	263,390
Foot Locker, Inc.		27,877	1,155,223
Francesca’s Holdings Corp.	*†	7,474	137,596
GameStop Corp., Class A		22,017	1,084,557
Genesco, Inc.	*	4,586	335,053
GNC Holdings, Inc., Class A		18,547	1,084,072
Group 1 Automotive, Inc.		4,050	287,631
Guess?, Inc.		10,555	327,944
Haverty Furniture Cos., Inc.		3,359	105,137
hhgregg, Inc.	*	2,033	28,401
Hibbett Sports, Inc.	*†	4,967	333,832
Jos A. Bank Clothiers, Inc.	*	5,414	296,308
Kirkland’s, Inc.	*	2,193	51,908
Lithia Motors, Inc., Class A		4,128	286,566
Lumber Liquidators Holdings, Inc.	*	5,235	538,629
MarineMax, Inc.	*	5,242	84,291
Mattress Firm Holding Corp.	*†	2,112	90,900
Men’s Wearhouse, Inc. (The)		9,504	485,464
Monro Muffler Brake, Inc.	†	5,979	336,976
New York & Co., Inc.	*	3,724	16,274
Office Depot, Inc.	*	89,117	471,429
Outerwall, Inc.	*†	5,002	336,485
Pacific Sunwear of California, Inc.	*	7,414	24,763
Penske Automotive Group, Inc.		7,830	369,263
Pep Boys-Manny, Moe & Jack (The)	*	10,379	126,001
Pier 1 Imports, Inc.		18,214	420,379
RadioShack Corp.	*†	19,631	51,041

		Shares	Value

Rent-A-Center, Inc.		10,379	$346,036
Restoration Hardware Holdings, Inc.	*	3,414	229,762
Sally Beauty Holdings, Inc.	*	32,098	970,323
Sears Hometown and Outlet Stores, Inc.	*	1,371	34,961
Select Comfort Corp.	*	10,963	231,210
Shoe Carnival, Inc.		3,350	97,184
Signet Jewelers Ltd. (Bermuda)		14,992	1,179,870
Sonic Automotive, Inc., Class A		7,614	186,391
Stage Stores, Inc.		6,014	133,631
Stein Mart, Inc.		5,811	78,158
Systemax, Inc.	*	1,358	15,278
Tile Shop Holdings, Inc.	*†	2,923	52,819
Tilly’s, Inc., Class A	*	1,567	17,942
Trans World Entertainment Corp.	*	1,749	7,731
Ulta Salon Cosmetics & Fragrance, Inc.	*	11,771	1,136,137
Urban Outfitters, Inc.	*	20,403	756,951
Vitamin Shoppe, Inc.	*	5,873	305,455
West Marine, Inc.	*	3,373	47,998
Wet Seal, Inc. (The), Class A	*	18,979	51,813
Williams-Sonoma, Inc.		18,433	1,074,275
Winmark Corp.		356	32,973
Zale Corp.	*	5,195	81,925
Zumiez, Inc.	*	3,482	90,532

			25,079,470

Textiles, Apparel & Luxury Goods—1.3%
American Apparel, Inc.	*†	9,346	11,496
Carter’s, Inc.		10,696	767,866
Columbia Sportswear Co.	†	2,546	200,497
Crocs, Inc.	*	15,828	251,982
Culp, Inc.		1,780	36,401
Deckers Outdoor Corp.	*	6,235	526,608
Fifth & Pacific Cos., Inc.	*	21,977	704,802
Fossil Group, Inc.	*	9,528	1,142,788
G-III Apparel Group Ltd.	*	3,293	242,990
Hanesbrands, Inc.		18,560	1,304,211
Iconix Brand Group, Inc.	*	10,387	412,364
Jones Group, Inc. (The)		15,747	235,575
Movado Group, Inc.		2,952	129,917
Oxford Industries, Inc.		2,482	200,223
Perry Ellis International, Inc.	*	2,045	32,291
Quiksilver, Inc.	*	22,620	198,377
RG Barry Corp.		1,580	30,494
Skechers U.S.A., Inc., Class A	*	7,438	246,421
Steven Madden Ltd.	*	11,537	422,139
Tumi Holdings, Inc.	*	8,914	201,011
Under Armour, Inc., Class A	*	15,512	1,354,198
Unifi, Inc.	*	3,223	87,794
Vera Bradley, Inc.	*†	3,595	86,424
Vince Holding Corp.	*	1,928	59,132
Wolverine World Wide, Inc.		18,384	624,321

			9,510,322

Thrifts & Mortgage Finance—1.2%
Astoria Financial Corp.		17,289	239,107
Banc of California, Inc.		3,678	49,322
Bank Mutual Corp.		9,174	64,310
BankFinancial Corp.		3,338	30,576
BBX Capital Corp., Class A	*	1,182	18,439

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund		Shares	Value

COMMON STOCKS—(Continued)
Beneficial Mutual Bancorp, Inc.	*	7,279	$79,487
Berkshire Hills Bancorp, Inc.		4,121	112,380
BofI Holding, Inc.	*	2,398	188,075
Brookline Bancorp, Inc.		13,692	131,032
Capitol Federal Financial, Inc.		26,548	321,496
Charter Financial Corp.		5,539	59,655
Clifton Savings Bancorp, Inc.		1,464	18,739
Dime Community Bancshares, Inc.		5,399	91,351
Doral Financial Corp. (Puerto Rico)	*	1,389	21,752
ESB Financial Corp.		2,032	28,854
ESSA Bancorp, Inc.		2,018	23,328
Essent Group Ltd. (Bermuda)	*	3,799	91,404
EverBank Financial Corp.		14,911	273,468
Federal Agricultural Mortgage Corp., Class C		2,090	71,583
First Defiance Financial Corp.		1,548	40,202
First Financial Northwest, Inc.		4,938	51,207
Flagstar Bancorp, Inc.	*	3,160	61,999
Fox Chase Bancorp, Inc.		2,827	49,133
Franklin Financial Corp.	*	2,537	50,182
Hingham Institution for Savings		216	16,954
Home Bancorp, Inc.	*	1,026	19,340
Home Loan Servicing Solutions Ltd. (Cayman Islands)		13,537	310,945
HomeStreet, Inc.		1,829	36,580
Hudson City Bancorp, Inc.		99,851	941,595
Kearny Financial Corp.	*	3,008	34,983
Meridian Interstate Bancorp, Inc.	*	2,252	50,850
Meta Financial Group, Inc.		883	35,611
MGIC Investment Corp.	*	59,562	502,703
NASB Financial, Inc.		529	15,976
Nationstar Mortgage Holdings, Inc.	*†	4,170	154,123
Northfield Bancorp, Inc.		11,875	156,750
Northwest Bancshares, Inc.		16,950	250,521
OceanFirst Financial Corp.		3,947	67,612
Ocwen Financial Corp.	*	19,245	1,067,135
Oritani Financial Corp.		8,540	137,067
PennyMac Financial Services, Inc., Class A	*	2,032	35,662
People’s United Financial, Inc.		57,625	871,290
Provident Financial Holdings, Inc.		1,454	21,810
Provident Financial Services, Inc.		11,086	214,182
Radian Group, Inc.		31,780	448,734
Rockville Financial, Inc.		4,636	65,878
Stonegate Mortgage Corp.	*†	1,368	22,613
Territorial Bancorp, Inc.		1,756	40,739
TFS Financial Corp.	*	13,499	163,540
Tree.com, Inc.	*	1,518	49,851
TrustCo Bank Corp. NY		15,928	114,363
United Community Financial Corp./OH	*	6,335	22,616

		Shares	Value

United Financial Bancorp, Inc.		3,096	$58,483
Walker & Dunlop, Inc.	*	2,337	37,789
Washington Federal, Inc.		19,186	446,842
Waterstone Financial, Inc.	*	1,236	13,720
Westfield Financial, Inc.		3,887	28,997
WSFS Financial Corp.		1,658	128,545

			8,751,480

Tobacco—0.1%
Alliance One International, Inc.	*	16,723	51,005
Universal Corp.	†	4,071	222,277
Vector Group Ltd.	†	12,325	201,760

			475,042

Trading Companies & Distributors—1.0%
Aceto Corp.		4,950	123,799
Air Lease Corp.		13,434	417,529
Aircastle Ltd.		12,914	247,432
Applied Industrial Technologies, Inc.		8,098	397,531
Beacon Roofing Supply, Inc.	*	8,899	358,452
BlueLinx Holdings, Inc.	*	7,803	15,216
CAI International, Inc.	*	2,855	67,292
DXP Enterprises, Inc.	*	1,862	214,502
GATX Corp.		8,813	459,774
H&E Equipment Services, Inc.	*	5,923	175,498
HD Supply Holdings, Inc.	*	11,871	285,023
Houston Wire & Cable Co.		3,458	46,268
Kaman Corp.		5,326	211,602
MRC Global, Inc.	*	15,142	488,481
MSC Industrial Direct Co., Inc., Class A		8,612	696,452
Rush Enterprises, Inc., Class A	*	5,884	174,461
Stock Building Supply Holdings, Inc.	*	2,416	44,020
TAL International Group, Inc.	†	6,450	369,908
Textainer Group Holdings Ltd. (Bermuda)	†	4,142	166,591
Titan Machinery, Inc.	*†	2,896	51,607
United Rentals, Inc.	*	17,467	1,361,553
Watsco, Inc.		4,911	471,751
WESCO International, Inc.	*	8,362	761,527

			7,606,269

Transportation Infrastructure—0.0%
Wesco Aircraft Holdings, Inc.	*	6,864	150,459

Water Utilities—0.4%
American States Water Co.		7,394	212,430
American Water Works Co., Inc.		32,873	1,389,213
Aqua America, Inc.		32,739	772,313
Artesian Resources Corp., Class A		1,201	27,563
California Water Service Group		9,216	212,613
Connecticut Water Service, Inc.		2,093	74,322

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Mid/Small Company Index Fund			Shares	Value

COMMON STOCKS—(Continued)
Consolidated Water Co. Ltd. (Cayman Islands)			2,318	$32,684
Middlesex Water Co.			2,518	52,727
Pure Cycle Corp.		*†	2,739	17,338
SJW Corp.			2,960	88,178
York Water Co.			2,142	44,832

				2,924,213

Wireless Telecommunication Services—0.1%
Boingo Wireless, Inc.		*	3,174	20,345
Leap Wireless International, Inc.		*	10,198	177,445
NII Holdings, Inc.		*†	29,822	82,011
NTELOS Holdings Corp.			2,906	58,788
RingCentral, Inc., Class A		*	1,445	26,545
Shenandoah Telecommunications Co.			4,013	103,014
Telephone & Data Systems, Inc.			17,675	455,662
United States Cellular Corp.			2,164	90,498
USA Mobility, Inc.			3,582	51,151

				1,065,459

TOTAL COMMON STOCKS
(Cost $500,109,721)				705,134,227

Coupon Rate	Maturity Date		Face	Value
U.S. TREASURY OBLIGATIONS—0.1%
U.S. Treasury Bills—0.1%
U.S. Treasury Bill
0.075%	06/26/2014	‡‡	$620,000	619,759
0.044%	03/13/2014	‡‡	165,000	164,988

				784,747

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $784,761)				784,747

			Shares	Value
RIGHTS—0.0%
Machinery—0.0%
Gerber Scientific, Inc.		*‡d	3,478	—

Oil, Gas & Consumable Fuels—0.0%
EXCO Resources, Inc., Expires 01/09/2014		*†	25,463	4,074

Pharmaceuticals—0.0%
Forest Laboratories, Inc.		*‡	2,916	1,604

Textiles, Apparel & Luxury Goods—0.0%
Mossimo, Inc.		*‡d	2,807	—

TOTAL RIGHTS
(Cost $—)				5,678

		Shares	Value

WARRANTS—0.0%
Communications Equipment—0.0%
Pegasus Wireless Corp.	*‡d	200	$—

Oil, Gas & Consumable Fuels—0.0%
Magnum Hunter Resources Corp., Expires 04/15/2016, Strike $1.00	*†‡	2,734	3,199

TOTAL WARRANTS
(Cost $—)			3,199

MONEY MARKET FUNDS—8.2%
Institutional Money Market Funds—8.2%
Dreyfus Institutional Cash Advantage Fund, 0.06%	††¥	7,350,000	7,350,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%		¥13,705,295	13,705,296
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%	††¥	8,440,289	8,440,289
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.04%	††¥	7,350,000	7,350,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%	††¥	7,350,000	7,350,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.06%	††¥	7,350,000	7,350,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.06%	††¥	7,350,000	7,350,000

TOTAL MONEY MARKET FUNDS
(Cost $58,895,585)			58,895,585

TOTAL INVESTMENTS—106.1%
(Cost $559,790,067)			764,823,436
Other assets less liabilities—(6.1%)			(43,976,895)

NET ASSETS—100.0%			$720,846,541

Notes to the Schedule of Investments:

REIT	Real Estate Investment Trust
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
d	Security has no market value at December 31, 2013.
‡	Security valued at fair value as determined by policies approved by the Board of Directors. (Total Market Value $10,822)
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Overseas Equity Index Fund		Shares	Value
COMMON STOCKS—98.2%
Australia—7.3%
AGL Energy Ltd.		12,177	$163,693
ALS Ltd.		9,199	72,575
Alumina Ltd.	*	55,712	55,312
Amcor Ltd.		27,599	260,694
AMP Ltd.		64,050	251,744
APA Group		20,321	109,066
Asciano Ltd.		20,252	104,408
ASX Ltd.		4,313	141,833
Aurizon Holdings Ltd.		43,743	191,049
Australia & New Zealand Banking Group Ltd.		60,507	1,746,730
Bank of Queensland Ltd.		6,134	66,781
Bendigo and Adelaide Bank Ltd.	†	9,416	98,982
BHP Billiton Ltd.		70,875	2,416,337
Boral Ltd.	†	17,810	76,167
Brambles Ltd.		33,965	278,274
Caltex Australia Ltd.		2,894	52,008
CFS Retail Property Trust Group REIT		47,514	82,707
Coca-Cola Amatil Ltd.		11,996	129,048
Cochlear Ltd.	†	1,448	76,291
Commonwealth Bank of Australia		35,574	2,478,694
Computershare Ltd.		10,442	106,408
Crown Resorts Ltd.		9,289	140,150
CSL Ltd.		10,699	659,560
Dexus Property Group REIT		114,468	102,951
Echo Entertainment Group Ltd.		19,164	42,214
Federation Centres Ltd. REIT		29,361	61,547
Flight Centre Travel Group Ltd.	†	1,102	46,933
Fortescue Metals Group Ltd.	†	34,217	178,744
Goodman Group REIT		36,901	156,341
GPT Group REIT		38,412	116,817
Harvey Norman Holdings Ltd.	†	10,998	31,123
Iluka Resources Ltd.	†	8,956	69,400
Incitec Pivot Ltd.		36,840	88,377
Insurance Australia Group Ltd.		47,574	247,701
Leighton Holdings Ltd.		3,887	56,135
Lend Lease Group		12,847	128,209
Macquarie Group Ltd.		6,287	308,583
Metcash Ltd.		22,706	64,122
Mirvac Group REIT		80,365	120,846
National Australia Bank Ltd.		51,791	1,616,503
Newcrest Mining Ltd.		17,344	121,795
Orica Ltd.		8,537	182,553
Origin Energy Ltd.		23,882	300,976
Orora Ltd.	*	27,599	28,586
Qantas Airways Ltd.	*	24,422	23,956
QBE Insurance Group Ltd.		27,279	281,402
Ramsay Health Care Ltd.		3,118	120,671
REA Group Ltd.		1,010	34,115
Rio Tinto Ltd.		9,669	591,812
Santos Ltd.		21,571	282,707
Seek Ltd.		7,951	95,590
Sonic Healthcare Ltd.		7,976	118,368

		Shares	Value
SP AusNet		35,545	$39,582
Stockland REIT	†	53,247	172,154
Suncorp Group Ltd.		28,036	329,083
Sydney Airport		23,555	80,055
Tabcorp Holdings Ltd.		17,824	57,871
Tatts Group Ltd.		29,615	82,106
Telstra Corp. Ltd.		96,860	454,623
Toll Holdings Ltd.		13,967	71,038
Transurban Group		30,231	184,875
Treasury Wine Estates Ltd.		12,953	55,866
Wesfarmers Ltd.		21,974	865,181
Westfield Group REIT		45,074	406,898
Westfield Retail Trust REIT		65,659	174,432
Westpac Banking Corp.		68,468	1,984,797
Woodside Petroleum Ltd.		14,636	509,750
Woolworths Ltd.		28,029	848,756
WorleyParsons Ltd.		4,768	70,927

			21,765,582

Austria—0.3%
Andritz AG	†	1,731	108,480
Erste Group Bank AG		5,834	203,376
IMMOFINANZ AG	*	22,198	102,861
OMV AG		3,271	156,620
Raiffeisen Bank International AG		930	32,839
Telekom Austria AG		4,876	36,940
Vienna Insurance Group AG Wiener Versicherung Gruppe		952	47,579
Voestalpine AG		2,547	122,394

			811,089

Belgium—1.2%
Ageas		5,094	217,226
Anheuser-Busch InBev NV		17,725	1,884,810
Belgacom SA		3,304	97,773
Colruyt SA		1,560	87,163
Delhaize Group SA		2,269	134,987
Groupe Bruxelles Lambert SA		1,702	156,348
Groupe Bruxelles Lambert SA STRIP VVPR	*‡d	127	—
KBC Groep NV		5,505	312,990
Solvay SA		1,276	201,952
Telenet Group Holding NV		1,140	68,064
UCB SA		2,456	182,976
Umicore SA		2,564	119,802

			3,464,091

Bermuda—0.1%
Seadrill Ltd.		8,376	343,286

China—0.0%
Yangzijiang Shipbuilding Holdings Ltd.		53,000	49,882

Denmark—1.2%
A.P. Moller-Maersk A/S, Class A		12	123,612
A.P. Moller-Maersk A/S, Class B		29	313,837
Carlsberg A/S, Class B		2,349	259,926
Coloplast A/S, Class B		2,584	171,308
Danske Bank A/S	*	14,344	329,506

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Overseas Equity Index Fund		Shares	Value
COMMON STOCKS—(Continued)
DSV A/S		3,830	$125,748
Novo Nordisk A/S, Class B		8,781	1,610,042
Novozymes A/S, Class B		5,104	215,594
TDC A/S		16,300	158,185
Tryg A/S		491	47,480
William Demant Holding A/S	*	482	46,824

			3,402,062

Finland—0.9%
Elisa Oyj		3,556	94,300
Fortum Oyj		10,216	233,504
Kone Oyj, Class B	†	6,800	306,671
Metso Oyj	†	3,020	129,141
Neste Oil Oyj		3,215	63,581
Nokia Oyj	*	82,247	664,556
Nokian Renkaat Oyj		2,497	119,742
Orion Oyj, Class B		2,366	66,501
Pohjola Bank plc, Class A		3,375	67,671
Sampo, Class A		9,333	458,742
Stora Enso Oyj, Class R		12,981	130,443
UPM-Kymmene Oyj		12,193	206,794
Wartsila Oyj Abp		3,825	188,577

			2,730,223

France—9.6%
Accor SA		3,556	167,950
Aeroports de Paris		710	80,621
Air Liquide SA		6,899	976,442
Alcatel-Lucent	*	54,619	242,384
Alstom SA		4,650	169,569
Arkema SA		1,446	168,832
AtoS		1,515	137,265
AXA SA		39,507	1,100,176
BNP Paribas SA		21,953	1,712,494
Bouygues SA		4,268	161,398
Bureau Veritas SA	†	4,918	143,580
Cap Gemini SA		3,325	225,054
Carrefour SA		13,646	541,655
Casino Guichard Perrachon SA		1,263	145,733
CGG SA	*†	3,682	63,901
Christian Dior SA		1,168	221,080
Cie de Saint-Gobain		9,023	497,051
Cie Generale des Etablissements Michelin		4,066	432,625
CNP Assurances		3,589	73,597
Credit Agricole SA	*	22,015	282,209
Danone SA		12,494	901,341
Dassault Systemes SA		1,458	181,042
Edenred		4,650	155,693
Electricite de France SA		5,483	193,973
Essilor International SA		4,528	481,813
Eurazeo SA		672	52,704
European Aeronautic Defence and Space Co. NV		13,125	1,007,609
Eutelsat Communications SA		3,163	98,693
Fonciere Des Regions REIT		530	45,752
GDF Suez		29,154	685,686
Gecina SA REIT		463	61,304
Groupe Eurotunnel SA (Registered)		12,467	131,069

		Shares	Value
ICADE REIT		860	$80,058
Iliad SA		568	116,378
Imerys SA		759	66,069
JCDecaux SA		1,658	68,448
Kering		1,685	356,176
Klepierre REIT		2,095	97,108
Lafarge SA		4,083	306,470
Lagardere SCA		2,409	89,551
Legrand SA		5,801	319,708
L’Oreal SA		5,321	934,437
LVMH Moet Hennessy Louis Vuitton SA		5,589	1,021,077
Natixis		19,877	116,941
Orange SA		41,287	512,584
Pernod Ricard SA		4,707	536,274
Publicis Groupe SA		3,953	362,195
Remy Cointreau SA	†	585	49,140
Renault SA		4,294	345,566
Rexel SA		4,637	121,692
Safran SA		5,996	416,893
Sanofi		26,357	2,814,794
Schneider Electric SA		11,866	1,035,208
SCOR SE		3,478	127,213
Societe BIC SA		579	70,959
Societe Generale SA		15,960	928,082
Sodexo		2,173	220,359
Suez Environnement Co.		6,656	119,363
Technip SA		2,285	219,956
Thales SA		2,014	129,789
Total SA		47,219	2,898,277
Unibail-Rodamco SE (Paris Exchange) REIT		2,183	559,414
Valeo SA		1,403	155,482
Vallourec SA		2,319	126,516
Veolia Environnement SA		7,983	130,382
Vinci SA		10,629	698,658
Vivendi SA		26,419	696,865
Wendel SA		697	101,596
Zodiac Aerospace	†	770	136,452

			28,626,425

Germany—8.7%
Adidas AG		4,645	592,321
Allianz SE (Registered)		10,056	1,809,333
Axel Springer SE		720	46,354
BASF SE		20,265	2,162,963
Bayer AG (Registered)		18,251	2,562,635
Bayerische Motoren Werke AG		7,328	860,547
Beiersdorf AG		2,318	235,010
Brenntag AG		1,169	216,962
Celesio AG	†	2,112	66,965
Commerzbank AG	*	21,269	343,354
Continental AG		2,412	529,891
Daimler AG (Registered)		21,229	1,842,349
Deutsche Bank AG (Registered)		22,447	1,078,386
Deutsche Boerse AG		4,217	349,480
Deutsche Lufthansa AG (Registered)	*	5,181	109,819
Deutsche Post AG (Registered)		19,928	727,870
Deutsche Telekom AG (Registered)		64,329	1,108,401

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Overseas Equity Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Deutsche Wohnen AG		6,646	$128,329
E.ON SE		39,578	731,715
Fraport AG Frankfurt Airport Services Worldwide		826	61,897
Fresenius Medical Care AG & Co. KGaA		4,912	350,352
Fresenius SE & Co. KGaA		2,785	428,262
GEA Group AG		3,970	189,311
Hannover Rueck SE		1,362	117,092
HeidelbergCement AG		3,165	240,335
Henkel AG & Co. KGaA		2,922	304,645
Hochtief AG		766	65,556
Hugo Boss AG		710	101,123
Infineon Technologies AG		23,785	254,060
K+S AG (Registered)	†	3,611	111,265
Kabel Deutschland Holding AG		485	62,969
Lanxess AG		1,821	121,678
Linde AG		4,096	857,646
MAN SE		786	96,520
Merck KGaA		1,385	248,508
Metro AG		2,787	135,113
Muenchener Rueckversicherungs AG (Registered)		3,967	875,001
OSRAM Licht AG	*	1,704	96,201
ProSiebenSat.1 Media AG (Registered)		3,911	194,204
RWE AG		11,109	407,023
SAP AG		20,319	1,762,097
Siemens AG (Registered)		17,498	2,399,302
Sky Deutschland AG	*	8,411	92,967
Suedzucker AG		1,523	41,144
Telefonica Deutschland Holding AG		5,613	46,389
ThyssenKrupp AG	*	10,097	246,216
United Internet AG (Registered)		2,133	90,930
Volkswagen AG	†	642	174,315

			25,674,805

Guernsey, Channel Islands—0.1%
Resolution Ltd.		32,337	189,811

Hong Kong—2.6%
AIA Group Ltd.		265,400	1,335,888
ASM Pacific Technology Ltd.		5,500	46,067
Bank of East Asia Ltd.		27,720	117,672
BOC Hong Kong Holdings Ltd.		84,500	271,385
Cathay Pacific Airways Ltd.		23,000	48,734
Cheung Kong Holdings Ltd.		31,000	490,444
Cheung Kong Infrastructure Holdings Ltd.		14,000	88,496
CLP Holdings Ltd.		38,500	304,510
First Pacific Co. Ltd.		47,250	53,874
Galaxy Entertainment Group Ltd.	*	46,000	414,150
Hang Lung Properties Ltd.		49,000	155,325
Hang Seng Bank Ltd.		16,700	271,234
Henderson Land Development Co. Ltd.		23,900	136,635

		Shares	Value
HKT Trust/HKT Ltd.		45,000	$44,526
Hong Kong & China Gas Co. Ltd.		128,514	295,066
Hong Kong Exchanges and Clearing Ltd.		24,900	416,212
Hopewell Holdings Ltd.		11,000	37,299
Hutchison Whampoa Ltd.		47,000	640,411
Hysan Development Co. Ltd.		16,000	69,068
Kerry Properties Ltd.		15,500	53,970
Li & Fung Ltd.	†	125,200	161,836
Link (The) REIT		51,500	249,778
MTR Corp. Ltd.		30,000	113,706
New World Development Co. Ltd.		86,900	110,038
Noble Group Ltd.		95,309	81,169
NWS Holdings Ltd.		26,500	40,448
PCCW Ltd.		84,000	37,623
Power Assets Holdings Ltd.		30,500	242,794
Shangri-La Asia Ltd.		34,000	66,386
Sino Land Co. Ltd.		67,000	91,883
SJM Holdings Ltd.		43,000	144,543
Sun Hung Kai Properties Ltd.		36,000	457,537
Swire Pacific Ltd., Class A		15,000	176,245
Swire Properties Ltd.		23,400	59,257
Wharf Holdings Ltd.		33,637	257,664
Wheelock & Co. Ltd.		19,000	87,531
Yue Yuen Industrial Holdings Ltd.		14,000	46,812

			7,716,216

Ireland—0.6%
Bank of Ireland	*	424,026	147,784
CRH plc		16,213	410,868
Experian plc		22,488	415,407
Irish Bank Resolution Corp. Ltd.	*‡d	11,206	—
James Hardie Industries plc CDI		9,395	109,036
Kerry Group plc, Class A		3,295	229,084
Shire plc		12,394	584,095

			1,896,274

Israel—0.4%
Bank Hapoalim BM		22,018	123,369
Bank Leumi Le-Israel BM	*	25,559	104,373
Bezeq Israeli Telecommunication Corp. Ltd.		45,959	77,940
Delek Group Ltd.		117	44,692
Israel Chemicals Ltd.		9,457	78,882
Israel Corp. Ltd. (The)	*	66	34,755
Mizrahi Tefahot Bank Ltd.		3,622	47,409
NICE Systems Ltd.		1,431	58,518
Teva Pharmaceutical Industries Ltd.		18,791	751,854

			1,321,792

Italy—2.0%
Assicurazioni Generali SpA		25,923	609,042
Atlantia SpA	†	7,578	169,746
Banca Monte dei Paschi di Siena SpA	*†	100,790	24,258

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Overseas Equity Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Enel Green Power SpA		39,986	$100,598
Enel SpA		144,508	630,546
Eni SpA		56,060	1,354,615
Exor SpA		2,150	85,454
Fiat SpA	*	18,972	155,285
Finmeccanica SpA	*	10,305	78,220
Intesa Sanpaolo SpA		258,184	635,056
Luxottica Group SpA		3,654	195,823
Mediobanca SpA	*	12,327	107,797
Pirelli & C. SpA		4,877	84,373
Prysmian SpA		4,169	107,340
Saipem SpA		6,092	130,647
Snam SpA		44,592	249,241
Telecom Italia SpA		217,256	216,638
Telecom Italia SpA RSP		146,457	114,916
Terna Rete Elettrica Nazionale SpA		32,722	163,416
UniCredit SpA		96,215	709,744
Unione di Banche Italiane ScpA		20,529	139,172

			6,061,927

Japan—20.7%
ABC-Mart, Inc.		600	26,213
Acom Co. Ltd.	*	8,000	27,258
Advantest Corp.		2,800	34,889
Aeon Co. Ltd.		13,000	176,237
Aeon Credit Service Co. Ltd.		1,400	37,542
Aeon Mall Co. Ltd.		2,640	73,955
Air Water, Inc.		3,000	40,659
Aisin Seiki Co. Ltd.		4,400	178,887
Ajinomoto Co., Inc.		13,000	188,197
Alfresa Holdings Corp.		900	44,671
Amada Co. Ltd.		9,000	79,482
ANA Holdings, Inc.		26,000	51,945
Aozora Bank Ltd.		27,000	76,515
Asahi Glass Co. Ltd.		22,000	136,989
Asahi Group Holdings Ltd.		8,700	245,511
Asahi Kasei Corp.		27,000	211,783
Asics Corp.		3,900	66,660
Astellas Pharma, Inc.		9,675	573,600
Bank of Kyoto Ltd. (The)		8,000	66,878
Bank of Yokohama Ltd. (The)		27,000	150,639
Benesse Holdings, Inc.		1,700	68,296
Bridgestone Corp.		14,700	556,937
Brother Industries Ltd.		4,600	62,921
Calbee, Inc.		2,000	48,571
Canon, Inc.	†	25,100	800,901
Casio Computer Co. Ltd.		4,500	55,142
Central Japan Railway Co.		3,300	388,912
Chiba Bank Ltd. (The)		16,000	107,978
Chiyoda Corp.		3,000	43,550
Chubu Electric Power Co., Inc.		14,200	183,575
Chugai Pharmaceutical Co. Ltd.		5,200	115,102
Chugoku Bank Ltd. (The)		4,000	50,841
Chugoku Electric Power Co., Inc. (The)		6,000	93,422
Citizen Holdings Co. Ltd.		5,200	43,873
Coca-Cola West Holdings Co. Ltd.		1,200	25,416

		Shares	Value
Credit Saison Co. Ltd.		3,800	$100,176
Dai Nippon Printing Co. Ltd.		13,000	138,088
Daicel Corp.		7,000	57,049
Daido Steel Co. Ltd.		6,000	29,860
Daihatsu Motor Co. Ltd.		4,000	67,851
Dai-ichi Life Insurance Co. Ltd. (The)		18,600	311,234
Daiichi Sankyo Co. Ltd.		14,702	268,826
Daikin Industries Ltd.		5,100	318,254
Dainippon Sumitomo Pharma Co. Ltd.		3,000	46,989
Daito Trust Construction Co. Ltd.		1,700	158,930
Daiwa House Industry Co. Ltd.		13,000	251,878
Daiwa Securities Group, Inc.		37,000	370,575
Dena Co. Ltd.	†	2,100	44,269
Denso Corp.		10,700	565,267
Dentsu, Inc.		4,900	200,403
Don Quijote Holdings Co. Ltd.		1,100	66,682
East Japan Railway Co.		7,400	589,468
Eisai Co. Ltd.		5,400	209,288
Electric Power Development Co. Ltd.		2,440	71,143
FamilyMart Co. Ltd.	†	1,200	54,824
FANUC Corp.		4,300	787,935
Fast Retailing Co. Ltd.		1,200	495,627
Fuji Electric Co. Ltd.		14,000	65,596
Fuji Heavy Industries Ltd.		13,000	373,606
FUJIFILM Holdings Corp.		10,200	289,527
Fujitsu Ltd.	*	41,000	212,490
Fukuoka Financial Group, Inc.		17,000	74,621
Gree, Inc.	†	1,800	17,747
GungHo Online Entertainment, Inc.	*†	7,000	50,421
Gunma Bank Ltd. (The)		8,000	44,699
Hachijuni Bank Ltd. (The)		11,000	64,215
Hakuhodo DY Holdings, Inc.		4,800	37,213
Hamamatsu Photonics KK		1,400	56,021
Hankyu Hanshin Holdings, Inc.		25,000	135,087
Hino Motors Ltd.		6,000	94,516
Hirose Electric Co. Ltd.		630	89,807
Hiroshima Bank Ltd. (The)		10,000	41,437
Hisamitsu Pharmaceutical Co., Inc.		1,200	60,471
Hitachi Chemical Co. Ltd.		2,300	36,681
Hitachi Construction Machinery Co. Ltd.	†	2,300	49,216
Hitachi High-Technologies Corp.		1,100	27,695
Hitachi Ltd.		107,000	811,290
Hitachi Metals Ltd.		5,000	70,746
Hokkaido Electric Power Co., Inc.	*	4,400	50,634
Hokuhoku Financial Group, Inc.		24,007	47,998
Hokuriku Electric Power Co.		4,400	59,754
Honda Motor Co. Ltd.		35,900	1,481,849
HOYA Corp.		9,400	261,432

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Overseas Equity Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Hulic Co. Ltd.		6,400	$94,715
Ibiden Co. Ltd.	†	2,200	41,195
Idemitsu Kosan Co. Ltd.		2,400	54,638
IHI Corp.		30,000	129,739
Iida Group Holdings Co. Ltd.	*	2,900	57,884
INPEX Corp.		20,200	259,089
Isetan Mitsukoshi Holdings Ltd.		7,540	107,337
Isuzu Motors Ltd.		25,000	155,924
ITOCHU Corp.		33,500	414,148
Itochu Techno-Solutions Corp.		600	24,320
Iyo Bank Ltd. (The)		5,100	50,036
J. Front Retailing Co. Ltd.		10,600	80,415
Japan Airlines Co. Ltd.		1,200	59,198
Japan Exchange Group, Inc.		5,800	164,859
Japan Petroleum Exploration Co.		500	18,963
Japan Prime Realty Investment Corp. REIT		16	51,206
Japan Real Estate Investment Corp. REIT		28	149,802
Japan Retail Fund Investment Corp. REIT		50	101,735
Japan Steel Works Ltd. (The)		6,000	33,621
Japan Tobacco, Inc.		24,300	790,692
JFE Holdings, Inc.		10,800	257,365
JGC Corp.		4,000	156,975
Joyo Bank Ltd. (The)		16,000	81,811
JSR Corp.		4,300	83,347
JTEKT Corp.		4,700	80,196
JX Holdings, Inc.		51,410	264,733
Kajima Corp.		21,000	78,981
Kakaku.com, Inc.		2,800	49,186
Kamigumi Co. Ltd.		5,000	45,877
Kaneka Corp.		6,000	39,397
Kansai Electric Power Co., Inc. (The)	*	14,900	171,489
Kansai Paint Co. Ltd.		5,000	73,940
Kao Corp.		11,700	368,337
Kawasaki Heavy Industries Ltd.		33,000	138,593
KDDI Corp.		11,900	733,222
Keikyu Corp.		11,000	90,696
Keio Corp.		13,000	86,632
Keisei Electric Railway Co. Ltd.		7,000	64,410
Keyence Corp.		972	416,196
Kikkoman Corp.		4,000	75,633
Kinden Corp.		2,000	20,939
Kintetsu Corp.		42,000	147,372
Kirin Holdings Co. Ltd.		19,000	273,628
Kobe Steel Ltd.	*	54,000	92,577
Koito Manufacturing Co. Ltd.		2,000	38,215
Komatsu Ltd.		20,800	427,051
Konami Corp.		2,000	46,248
Konica Minolta, Inc.		10,500	104,930
Kubota Corp.		24,000	398,094
Kuraray Co. Ltd.		8,100	96,688
Kurita Water Industries Ltd.		2,700	56,012
Kyocera Corp.		7,400	369,938

		Shares	Value
Kyowa Hakko Kirin Co. Ltd.		5,000	$55,175
Kyushu Electric Power Co., Inc.	*	9,300	118,778
Lawson, Inc.		1,500	112,254
LIXIL Group Corp.		5,900	161,969
M3, Inc.		18	45,079
Mabuchi Motor Co. Ltd.		700	41,655
Makita Corp.		2,600	136,741
Marubeni Corp.		38,000	273,565
Marui Group Co. Ltd.		5,400	54,925
Maruichi Steel Tube Ltd.		1,000	25,259
Mazda Motor Corp.	*	59,000	305,742
McDonald’s Holdings Co. Japan Ltd.	†	1,400	35,751
Medipal Holdings Corp.		2,800	36,964
MEIJI Holdings Co. Ltd.		1,502	96,544
Miraca Holdings, Inc.		1,300	61,329
Mitsubishi Chemical Holdings Corp.		28,500	131,890
Mitsubishi Corp.		31,100	597,055
Mitsubishi Electric Corp.		43,000	540,702
Mitsubishi Estate Co. Ltd.		27,411	820,303
Mitsubishi Gas Chemical Co., Inc.		9,000	66,346
Mitsubishi Heavy Industries Ltd.		69,000	427,356
Mitsubishi Logistics Corp.		3,000	47,491
Mitsubishi Materials Corp.		26,000	96,108
Mitsubishi Motors Corp.	*	9,400	101,128
Mitsubishi Tanabe Pharma Corp.		4,600	64,156
Mitsubishi UFJ Financial Group, Inc.		281,140	1,866,600
Mitsubishi UFJ Lease & Finance Co. Ltd.		11,800	72,545
Mitsui & Co. Ltd.		38,600	538,128
Mitsui Chemicals, Inc.		21,000	50,778
Mitsui Fudosan Co. Ltd.		18,000	649,272
Mitsui OSK Lines Ltd.		23,000	103,803
Mizuho Financial Group, Inc.		505,980	1,098,499
MS&AD Insurance Group Holdings		11,074	297,658
Murata Manufacturing Co. Ltd.		4,500	400,200
Nabtesco Corp.		2,600	60,005
Namco Bandai Holdings, Inc.		3,850	85,480
NEC Corp.		54,000	121,889
Nexon Co. Ltd.		2,100	19,404
NGK Insulators Ltd.		6,000	114,185
NGK Spark Plug Co. Ltd.		4,000	94,803
NHK Spring Co. Ltd.		3,000	33,896
Nidec Corp.		2,200	216,732
Nikon Corp.		7,100	135,686
Nintendo Co. Ltd.		2,300	307,863
Nippon Building Fund, Inc. REIT		30	174,306
Nippon Electric Glass Co. Ltd.		7,500	39,399
Nippon Express Co. Ltd.		16,000	77,450
Nippon Meat Packers, Inc.		4,000	68,750
Nippon Paint Co. Ltd.		3,000	49,914
Nippon Prologis REIT, Inc. REIT		5	47,895

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Overseas Equity Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Nippon Steel & Sumitomo Metal Corp.		167,245	$560,907
Nippon Telegraph & Telephone Corp.		8,200	441,655
Nippon Yusen K.K.		38,000	121,502
Nishi-Nippon City Bank Ltd. (The)		15,000	40,409
Nissan Motor Co. Ltd.		56,300	471,794
Nisshin Seifun Group, Inc.		4,620	47,781
Nissin Foods Holdings Co. Ltd.		1,500	63,302
Nitori Holdings Co. Ltd.		700	66,274
Nitto Denko Corp.		3,600	152,225
NKSJ Holdings, Inc.		7,775	216,406
NOK Corp.		2,000	32,758
Nomura Holdings, Inc.		79,700	615,907
Nomura Real Estate Holdings, Inc.		2,500	56,332
Nomura Real Estate Office Fund, Inc. REIT		10	46,476
Nomura Research Institute Ltd.		2,150	67,946
NSK Ltd.		10,000	124,623
NTT Data Corp.		2,600	96,053
NTT DOCOMO, Inc.		33,900	558,207
NTT Urban Development Corp.		2,400	27,665
Obayashi Corp.		16,000	91,260
Odakyu Electric Railway Co. Ltd.		13,000	117,570
Oji Holdings Corp.		18,000	92,329
Olympus Corp.	*	5,100	161,755
Omron Corp.		4,700	207,708
Ono Pharmaceutical Co. Ltd.		1,900	166,545
Oracle Corp. Japan		900	32,899
Oriental Land Co. Ltd.		1,100	158,635
ORIX Corp.		27,400	481,469
Osaka Gas Co. Ltd.		41,000	161,032
Otsuka Corp.		300	38,326
Otsuka Holdings Co. Ltd.		7,900	228,104
Panasonic Corp.		49,100	572,369
Park24 Co. Ltd.		2,000	37,718
Rakuten, Inc.		16,400	244,744
Resona Holdings, Inc.		41,500	211,752
Ricoh Co. Ltd.		14,000	148,887
Rinnai Corp.		800	62,327
Rohm Co. Ltd.		2,100	102,432
Sankyo Co. Ltd.		1,300	59,957
Sanrio Co. Ltd.		900	37,897
Santen Pharmaceutical Co. Ltd.		1,700	79,207
SBI Holdings, Inc.		4,710	71,518
Secom Co. Ltd.		4,700	283,574
Sega Sammy Holdings, Inc.		4,048	103,164
Sekisui Chemical Co. Ltd.		9,000	110,444
Sekisui House Ltd.		12,000	167,918
Seven & I Holdings Co. Ltd.		16,740	666,527
Seven Bank Ltd.		12,200	47,715
Sharp Corp.	*	35,000	111,437
Shikoku Electric Power Co., Inc.	*	3,600	53,987
Shimadzu Corp.		5,000	43,530

		Shares	Value
Shimamura Co. Ltd.		500	$46,868
Shimano, Inc.		1,700	145,944
Shimizu Corp.		13,000	65,690
Shin-Etsu Chemical Co. Ltd.		9,100	532,253
Shinsei Bank Ltd.		37,000	90,572
Shionogi & Co. Ltd.		7,000	151,968
Shiseido Co. Ltd.		8,000	128,651
Shizuoka Bank Ltd. (The)		13,000	138,858
Showa Denko K.K.		32,000	45,386
Showa Shell Sekiyu K.K.		4,400	44,726
SMC Corp.		1,100	277,627
SoftBank Corp.		21,200	1,860,316
Sojitz Corp.		26,800	47,715
Sony Corp.		22,500	387,862
Sony Financial Holdings, Inc.		3,400	61,933
Stanley Electric Co. Ltd.		3,200	73,362
Sumco Corp.		1,900	16,762
Sumitomo Chemical Co. Ltd.		32,000	125,595
Sumitomo Corp.		25,100	315,460
Sumitomo Electric Industries Ltd.		16,600	277,486
Sumitomo Heavy Industries Ltd.		12,000	55,294
Sumitomo Metal Mining Co. Ltd.		11,000	144,136
Sumitomo Mitsui Financial Group, Inc.		28,000	1,456,095
Sumitomo Mitsui Trust Holdings, Inc.		72,740	384,883
Sumitomo Realty & Development Co. Ltd.		7,500	373,706
Sumitomo Rubber Industries Ltd.		3,600	51,245
Suntory Beverage & Food Ltd.	†	2,600	82,945
Suruga Bank Ltd.		4,000	71,829
Suzuken Co. Ltd.		1,460	47,294
Suzuki Motor Corp.		7,800	210,184
Sysmex Corp.		1,500	88,598
T&D Holdings, Inc.		12,500	174,957
Taiheiyo Cement Corp.		27,000	103,835
Taisei Corp.		20,000	91,018
Taisho Pharmaceutical Holdings Co. Ltd.		690	47,430
Taiyo Nippon Sanso Corp.		5,000	35,603
Takashimaya Co. Ltd.		7,000	69,844
Takeda Pharmaceutical Co. Ltd.		17,320	794,383
TDK Corp.		2,600	124,732
Teijin Ltd.		19,000	42,321
Terumo Corp.		3,500	168,979
THK Co. Ltd.		2,500	62,439
Tobu Railway Co. Ltd.		22,000	106,677
Toho Co. Ltd.		2,400	52,799
Toho Gas Co. Ltd.		9,000	43,811
Tohoku Electric Power Co., Inc.	*	10,100	113,778
Tokio Marine Holdings, Inc.		15,400	515,433
Tokyo Electric Power Co., Inc.	*	31,900	157,174
Tokyo Electron Ltd.		3,700	203,880
Tokyo Gas Co. Ltd.		55,000	271,079
Tokyo Tatemono Co. Ltd.	†	8,351	92,863

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Overseas Equity Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Tokyu Corp.		24,000	$155,499
Tokyu Fudosan Holdings Corp.	*	12,400	116,570
TonenGeneral Sekiyu K.K.	†	7,000	64,232
Toppan Printing Co. Ltd.		12,000	96,055
Toray Industries, Inc.		32,000	221,664
Toshiba Corp.		92,000	387,303
TOTO Ltd.		6,000	95,167
Toyo Seikan Group Holdings Ltd.		3,400	73,196
Toyo Suisan Kaisha Ltd.		2,000	60,082
Toyoda Gosei Co. Ltd.		1,200	27,955
Toyota Boshoku Corp.		1,400	17,505
Toyota Industries Corp.		3,700	167,257
Toyota Motor Corp.		60,900	3,713,383
Toyota Tsusho Corp.		5,000	123,994
Trend Micro, Inc.		2,200	77,095
Tsumura & Co.		1,500	39,750
Ube Industries Ltd.		21,000	44,978
Unicharm Corp.		2,600	148,352
United Urban Investment Corp. REIT		57	81,928
USS Co. Ltd.		4,600	63,096
West Japan Railway Co.		3,700	160,315
Yahoo! Japan Corp.		33,100	184,579
Yakult Honsha Co. Ltd.		1,900	96,004
Yamada Denki Co. Ltd.		21,200	69,345
Yamaguchi Financial Group, Inc.		4,000	37,093
Yamaha Corp.		3,900	62,004
Yamaha Motor Co. Ltd.	†	6,600	99,227
Yamato Holdings Co. Ltd.		8,100	163,809
Yamato Kogyo Co. Ltd.		1,200	38,378
Yamazaki Baking Co. Ltd.		2,000	20,516
Yaskawa Electric Corp.		5,000	79,228
Yokogawa Electric Corp.		4,300	66,112
Yokohama Rubber Co. Ltd. (The)		4,000	39,334

			61,319,202

Jersey, Channel Islands—0.0%
Randgold Resources Ltd.		2,012	126,520

Luxembourg—0.4%
ArcelorMittal		21,868	390,610
Millicom International Cellular SA SDR		1,447	144,187
RTL Group SA		742	96,040
SES SA FDR		6,694	216,861
Tenaris SA		10,124	220,607

			1,068,305

Macau—0.2%
MGM China Holdings Ltd.		18,400	78,750
Sands China Ltd.		52,894	433,484
Wynn Macau Ltd.		36,456	165,716

			677,950

Malta—0.0%
BGP Holdings plc	*‡d	142,647	—

Mexico—0.0%
Fresnillo plc		4,532	56,351

		Shares	Value
Netherlands—4.5%
Aegon NV		40,579	$384,548
Akzo Nobel NV		5,446	422,315
ASML Holding NV		7,908	740,677
Corio NV REIT		1,472	66,059
Delta Lloyd NV		3,918	97,299
Fugro NV CVA		1,491	88,940
Gemalto NV		1,831	201,512
Heineken Holding NV		2,357	149,198
Heineken NV		5,139	347,328
ING Groep NV CVA	*	84,541	1,180,914
Koninklijke Ahold NV		22,480	403,991
Koninklijke Boskalis Westminster NV		1,837	97,166
Koninklijke DSM NV		3,384	266,315
Koninklijke KPN NV	*	72,649	234,736
Koninklijke Philips NV		21,568	794,160
Koninklijke Vopak NV		1,683	98,527
OCI	*	1,944	87,607
Qiagen NV	*	5,577	130,201
Randstad Holding NV		2,875	186,568
Reed Elsevier NV		15,462	328,626
Royal Dutch Shell plc, Class A		84,368	3,023,604
Royal Dutch Shell plc, Class B		55,429	2,090,792
TNT Express NV		8,743	81,323
Unilever NV CVA		35,904	1,443,531
Wolters Kluwer NV		6,716	191,771
Ziggo NV		3,347	153,052

			13,290,760

New Zealand—0.1%
Auckland International Airport Ltd.		26,856	77,995
Contact Energy Ltd.		7,698	32,503
Fletcher Building Ltd.		16,159	113,236
Ryman Healthcare Ltd.		7,157	46,237
Telecom Corp of New Zealand Ltd.		37,893	71,928

			341,899

Norway—0.7%
Aker Solutions ASA	†	3,966	71,006
DnB ASA		21,797	391,216
Gjensidige Forsikring ASA		4,268	81,629
Norsk Hydro ASA	†	28,905	129,308
Orkla ASA		16,610	129,830
Statoil ASA		24,770	602,320
Telenor ASA		14,906	356,158
Yara International ASA		4,276	184,416

			1,945,883

Portugal—0.2%
Banco Espirito Santo SA (Registered)	*	36,677	52,379
EDP—Energias de Portugal SA		44,604	163,835
Galp Energia SGPS SA		7,587	124,346
Jeronimo Martins SGPS SA		5,514	107,819
Portugal Telecom SGPS SA (Registered)		15,686	68,288

			516,667

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Overseas Equity Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Singapore—1.4%
Ascendas Real Estate Investment Trust REIT		41,786	$73,131
CapitaCommercial Trust REIT		40,000	46,066
CapitaLand Ltd.		58,500	141,009
CapitaMall Trust REIT		54,000	81,720
CapitaMalls Asia Ltd.		25,000	38,965
City Developments Ltd.		10,000	76,410
ComfortDelGro Corp. Ltd.		47,000	75,153
DBS Group Holdings Ltd.		37,730	512,742
Genting Singapore plc		132,000	156,973
Global Logistic Properties Ltd.		70,779	162,363
Golden Agri-Resources Ltd.		136,320	59,013
Hutchison Port Holdings Trust		119,000	80,423
Jardine Cycle & Carriage Ltd.		2,349	67,113
Keppel Corp. Ltd.		31,400	278,915
Keppel Land Ltd.		16,000	42,470
Olam International Ltd.		30,672	37,415
Oversea-Chinese Banking Corp. Ltd.		57,600	466,862
SembCorp Industries Ltd.		22,340	97,462
Sembcorp Marine Ltd.		17,000	60,107
Singapore Airlines Ltd.		12,400	102,420
Singapore Exchange Ltd.		20,000	115,332
Singapore Press Holdings Ltd.		35,500	116,005
Singapore Technologies Engineering Ltd.		35,000	110,156
Singapore Telecommunications Ltd.		177,159	515,199
StarHub Ltd.		12,730	43,394
United Overseas Bank Ltd.		28,000	472,837
UOL Group Ltd.		9,000	44,297
Wilmar International Ltd.		40,000	108,651

			4,182,603

Spain—3.3%
Abertis Infraestructuras SA		8,558	190,355
ACS Actividades de Construccion y Servicios SA		3,542	122,098
Amadeus IT Holding SA, Class A		8,318	356,304
Banco Bilbao Vizcaya Argentaria SA		128,711	1,592,225
Banco de Sabadell SA		78,549	205,108
Banco Popular Espanol SA	*	27,652	167,022
Banco Santander SA		250,720	2,254,600
Bankia SA	*	86,411	146,815
CaixaBank SA		37,132	193,413
Distribuidora Internacional de Alimentacion SA		12,771	114,351
Enagas SA		4,452	116,294
Ferrovial SA		8,975	173,862
Gas Natural SDG SA		7,760	199,737
Grifols SA		3,344	160,022
Iberdrola SA		104,756	668,528
Inditex SA		4,796	791,873

		Shares	Value
Mapfre SA		23,259	$99,767
Red Electrica Corp. SA		2,484	165,831
Repsol SA	†	19,360	488,513
Telefonica SA		90,286	1,476,246
Zardoya Otis SA		3,986	72,166

			9,755,130

Sweden—3.2%
Alfa Laval AB		7,040	180,880
Assa Abloy AB, Class B		7,296	386,280
Atlas Copco AB, Class A		15,237	423,071
Atlas Copco AB, Class B		8,814	224,063
Boliden AB		6,529	100,100
Electrolux AB, Series B		5,643	147,466
Elekta AB, Class B	†	8,106	124,047
Getinge AB, Class B		4,683	160,524
Hennes & Mauritz AB, Class B		20,996	967,002
Hexagon AB, Class B		5,503	174,072
Husqvarna AB, Class B		10,183	61,316
Industrivarden AB, Class C		2,912	55,408
Investment AB Kinnevik, Class B		5,173	239,826
Investor AB, Class B		9,958	343,188
Lundin Petroleum AB	*	5,158	100,377
Nordea Bank AB		67,191	905,923
Sandvik AB		23,844	336,527
Scania AB, Class B		7,479	146,584
Securitas AB, Class B		6,530	69,482
Skandinaviska Enskilda Banken AB, Class A		33,873	447,505
Skanska AB, Class B		7,994	163,542
SKF AB, Class B		8,416	220,713
Svenska Cellulosa AB SCA, Class B		12,709	391,537
Svenska Handelsbanken AB, Class A		11,040	542,802
Swedbank AB, Class A		20,120	566,767
Swedish Match AB		4,560	146,609
Tele2 AB, Class B		7,906	89,794
Telefonaktiebolaget LM Ericsson, Class B		67,274	821,382
TeliaSonera AB		53,094	442,826
Volvo AB, Class B		33,419	439,740

			9,419,353

Switzerland—9.4%
ABB Ltd. (Registered)	*	48,450	1,281,019
Actelion Ltd. (Registered)	*	2,209	187,369
Adecco SA (Registered)	*	3,048	241,971
Aryzta AG	*	2,023	155,445
Baloise Holding AG (Registered)		1,105	140,903
Barry Callebaut AG (Registered)	*	42	52,778
Cie Financiere Richemont SA (Registered)		11,497	1,148,521
Coca-Cola HBC AG CDI	*	4,538	132,817
Credit Suisse Group AG (Registered)	*	33,696	1,039,972
EMS-Chemie Holding AG (Registered)		163	58,122
Geberit AG (Registered)		833	252,716
Givaudan SA (Registered)	*	191	273,238

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Overseas Equity Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Glencore Xstrata plc	*	233,731	$1,215,999
Holcim Ltd. (Registered)	*	4,981	372,403
Julius Baer Group Ltd.	*	4,814	231,342
Kuehne + Nagel International AG (Registered)		1,232	161,933
Lindt & Spruengli AG (Participation Certificates)		21	94,714
Lindt & Spruengli AG (Registered)		2	107,945
Lonza Group AG (Registered)	*	1,286	122,213
Nestle SA (Registered)		71,235	5,220,818
Novartis AG (Registered)		50,800	4,071,588
Pargesa Holding SA (Bearer)		689	55,495
Partners Group Holding AG		354	94,312
Roche Holding AG (Genusschein)		15,517	4,346,719
Schindler Holding AG (Participation Certificates)		1,021	150,305
Schindler Holding AG (Registered)	†	416	61,370
SGS SA (Registered)		119	273,968
Sika AG (Bearer)		47	167,482
Sonova Holding AG (Registered)	*	1,063	143,340
STMicroelectronics NV		13,478	108,197
Sulzer AG (Registered)		491	79,336
Swatch Group AG (The) (Bearer)		700	463,963
Swatch Group AG (The) (Registered)		1,011	113,963
Swiss Life Holding AG (Registered)	*	719	149,480
Swiss Prime Site AG (Registered)	*	1,132	87,661
Swiss Re AG	*	7,738	713,354
Swisscom AG (Registered)		512	270,589
Syngenta AG (Registered)		2,059	820,917
Transocean Ltd.		8,018	392,398
UBS AG (Registered)	*	80,408	1,539,600
Wolseley plc		5,790	329,180
Zurich Insurance Group AG	*	3,277	950,540

			27,875,995

United Kingdom—19.1%
3i Group plc		20,647	131,933
Aberdeen Asset Management plc		21,473	178,562
Admiral Group plc		3,873	84,188
Aggreko plc		5,953	168,831
AMEC plc		6,987	126,149
Anglo American plc		30,822	674,549
Antofagasta plc		8,361	114,625
ARM Holdings plc		31,088	565,269
Associated British Foods plc		8,140	330,123
AstraZeneca plc (London Exchange)		27,619	1,638,551
Aviva plc		66,758	499,447
Babcock International Group plc		7,618	171,177
BAE Systems plc		72,157	520,598
Barclays plc		336,857	1,523,228
BG Group plc		75,066	1,615,297

		Shares	Value
BHP Billiton plc		46,550	$1,444,443
BP plc		416,191	3,372,860
British American Tobacco plc		41,987	2,253,615
British Land Co. plc REIT		21,737	226,619
British Sky Broadcasting Group plc		22,960	321,191
BT Group plc		174,144	1,098,142
Bunzl plc		6,996	168,121
Burberry Group plc		9,954	250,794
Capita plc		14,771	254,257
Carnival plc		4,082	168,987
Centrica plc		115,056	663,485
CNH Industrial NV	*	21,683	247,763
Cobham plc		26,184	119,193
Compass Group plc		39,700	637,379
Croda International plc		3,042	124,001
Diageo plc		55,378	1,835,148
Direct Line Insurance Group plc		23,843	98,637
easyJet plc		3,777	96,264
G4S plc		36,265	157,795
GKN plc		37,669	233,424
GlaxoSmithKline plc		108,138	2,889,176
Hammerson plc REIT		15,069	125,452
Hargreaves Lansdown plc		4,746	106,604
HSBC Holdings plc (London Exchange)		412,053	4,521,933
ICAP plc		12,886	96,515
IMI plc		7,162	181,370
Imperial Tobacco Group plc		21,702	841,346
Inmarsat plc		9,544	119,665
InterContinental Hotels Group plc		6,091	203,174
International Consolidated Airlines Group SA	*	19,566	130,334
Intertek Group plc		3,732	194,778
Intu Properties plc REIT		13,800	70,840
Invensys plc		15,216	128,615
Investec plc		13,127	95,338
ITV plc		85,574	275,390
J. Sainsbury plc		27,239	164,857
Johnson Matthey plc		4,522	246,055
Kingfisher plc		51,823	330,840
Land Securities Group plc REIT		17,922	286,295
Legal & General Group plc		134,094	495,673
Lloyds Banking Group plc	*	1,103,402	1,447,871
London Stock Exchange Group plc		3,970	114,203
Marks & Spencer Group plc		36,242	260,250
Meggitt plc		16,572	145,095
Melrose Industries plc		29,387	149,090
National Grid plc		82,456	1,078,460
Next plc		3,430	310,043
Old Mutual plc		106,780	335,034
Pearson plc		18,231	406,475
Persimmon plc	*	6,790	139,597
Petrofac Ltd.		5,685	115,280
Prudential plc		56,385	1,259,867
Reckitt Benckiser Group plc		14,243	1,131,405
Reed Elsevier plc		26,043	388,395
Rexam plc		17,291	152,130
Rio Tinto plc		28,029	1,583,909

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Overseas Equity Index Fund		Shares	Value
COMMON STOCKS—(Continued)
Rolls-Royce Holdings plc	*	41,595	$879,792
Royal Bank of Scotland Group plc	*	49,109	276,573
RSA Insurance Group plc		79,868	120,944
SABMiller plc		21,181	1,090,294
Sage Group plc (The)		25,181	168,566
Schroders plc		2,378	102,561
Segro plc REIT		15,885	87,927
Serco Group plc		10,407	86,114
Severn Trent plc		5,019	141,902
Smith & Nephew plc		20,726	296,023
Smiths Group plc		8,690	213,388
SSE plc		21,838	496,252
Standard Chartered plc (London Exchange)		53,387	1,205,850
Standard Life plc		51,488	307,481
Subsea 7 SA		5,664	108,584
Tate & Lyle plc		9,844	132,051
Tesco plc		177,887	987,867
Travis Perkins plc		5,478	170,169
TUI Travel plc		9,107	62,423
Tullow Oil plc		19,781	280,744
Unilever plc		28,267	1,163,069
United Utilities Group plc		14,722	163,908
Vodafone Group plc		1,070,045	4,212,974
Weir Group plc (The)		4,948	175,189
Whitbread plc		4,060	252,672
William Hill plc		19,270	128,460
Wm Morrison Supermarkets plc		49,809	215,614
WPP plc		29,726	680,843

			56,844,233

TOTAL COMMON STOCKS
(Cost $254,625,352)			291,474,316

PREFERRED STOCKS—0.6%
Germany—0.6%
Bayerische Motoren Werke AG		1,318	112,706
Fuchs Petrolub SE		720	70,536
Henkel AG & Co. KGaA		3,969	461,335
Porsche Automobil Holding SE		3,428	357,854
Volkswagen AG		3,198	899,977

			1,902,408

United Kingdom—0.0%
Rolls-Royce Holdings plc, Class C	*‡	4,366,229	7,230
Rolls-Royce Holdings plc, Class C	*‡	3,577,170	5,924

			13,154

TOTAL PREFERRED STOCKS
(Cost $1,069,283)			1,915,562

Coupon Rate	Maturity Date		Face	Value
U.S. TREASURY OBLIGATIONS—0.1%
U.S. Treasury Bills—0.1%
U.S. Treasury Bill
0.076%	06/26/2014
(Cost $249,908)		‡‡	$250,000	$249,903

			Shares	Value
RIGHTS—0.0%
Spain—0.0%
Repsol SA, Expires 01/09/14		*†
(Cost $—)			19,360	13,210

MONEY MARKET FUNDS—1.3%
Institutional Money Market Funds—1.3%
Dreyfus Institutional Cash Advantage Fund, 0.06%		††¥	600,000	600,000
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%		††¥	724,169	724,169
Fidelity Institutional Money Market: Prime Money Market Portfolio—Institutional Class, 0.04%		††¥	600,000	600,000
Short-Term Investments Trust Liquid Assets Portfolio—Institutional Class, 0.07%		††¥	600,000	600,000
Wells Fargo Advantage Cash Investment Money Market Fund—Select Class, 0.06%		††¥	600,000	600,000
Wells Fargo Advantage Heritage Money Market Fund—Select Class, 0.06%		††¥	600,000	600,000

TOTAL MONEY MARKET FUNDS
(Cost $3,724,169)				3,724,169

TOTAL INVESTMENTS—100.2%
(Cost $259,668,712)				297,377,160
Other assets less liabilities—(0.2%)				(465,597)

NET ASSETS—100.0%				$296,911,563

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Notes to the Schedule of Investments:

CDI	Chess Depository Interest
CVA	Dutch Certificate of Shares
FDR	Fiduciary Depository Receipt
REIT	Real Estate Investment Trust
RSP	Risparmio (Italian Savings Shares)
SDR	Swedish Depository Receipt
VVPR	Verlaagde Vooheffing Precompte Reduit (Belgian dividend coupon)
*	Non-income producing.
†	Denotes all or a portion of the security on loan.
d	Security has no market value at December 31, 2013.
‡	Security valued at fair value as determined by policies approved by the Board of Directors. (Total Market Value $13,154)
‡‡	Security or a portion of the security has been pledged as collateral for futures contracts and/or options contracts.
††	Represents reinvestment of collateral received in conjunction with securities lending.
¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2013

Vantagepoint Overseas Equity Index Fund
Percentage of Portfolio by Industry (unaudited):

COMMON STOCKS
Commercial Banks	13.1%
Pharmaceuticals	8.3%
Oil, Gas & Consumable Fuels	6.1%
Insurance	5.2%
Metals & Mining	3.7%
Food Products	3.7%
Automobiles	3.5%
Chemicals	3.3%
Diversified Telecommunication Services	3.1%
Machinery	2.7%
Wireless Telecommunication Services	2.6%
Beverages	2.4%
Capital Markets	2.1%
Real Estate Management & Development	2.0%
Food & Staples Retailing	2.0%
Industrial Conglomerates	1.6%
Textiles, Apparel & Luxury Goods	1.6%
Media	1.5%
Electric Utilities	1.5%
Real Estate Investment Trusts (REITs)	1.4%
Tobacco	1.4%
Diversified Financial Services	1.4%
Electrical Equipment	1.4%
Multi-Utilities	1.3%
Hotels, Restaurants & Leisure	1.3%
Electronic Equipment, Instruments & Components	1.2%
Auto Components	1.2%
Aerospace & Defense	1.2%
Trading Companies & Distributors	1.1%
Software	1.0%
Specialty Retail	1.0%
Road & Rail	0.9%
Semiconductors & Semiconductor Equipment	0.7%
Energy Equipment & Services	0.7%
Construction & Engineering	0.7%
Household Products	0.7%
Personal Products	0.6%
Communications Equipment	0.6%
Building Products	0.6%
Construction Materials	0.6%
Commercial Services & Supplies	0.6%
Health Care Equipment & Supplies	0.6%
Professional Services	0.6%
Household Durables	0.6%
Gas Utilities	0.5%
Office Electronics	0.4%
IT Services	0.4%
Air Freight & Logistics	0.4%
Biotechnology	0.4%
Health Care Providers & Services	0.4%
Transportation Infrastructure	0.4%
Multiline Retail	0.3%
Marine	0.3%
Airlines	0.2%
Containers & Packaging	0.2%
Leisure Equipment & Products	0.2%
Internet & Catalog Retail	0.1%
Life Sciences Tools & Services	0.1%

Consumer Finance	0.1%
Internet Software & Services	0.1%
Independent Power Producers & Energy Traders	0.1%
Paper & Forest Products	0.1%
Water Utilities	0.1%
Distributors	0.0%
Computers & Peripherals	0.0%
Diversified Consumer Services	0.0%
Health Care Technology	0.0%

98.2%

PREFERRED STOCKS
Automobiles	0.5%
Household Products	0.1%
Aerospace & Defense	0.0%
Chemicals	0.0%

0.6%

RIGHTS
Oil, Gas & Consumable Fuels	0.0%

TOTAL COMMON STOCKS/PREFERRED STOCKS	98.8%

U.S. TREASURY OBLIGATIONS
U.S. Treasury Bills	0.1%

MONEY MARKET FUNDS
Institutional Money Market Funds	1.3%

TOTAL INVESTMENTS	100.2%
Other assets less liabilities	(0.2)%

TOTAL NET ASSETS	100.0%

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Model Portfolio Conservative Growth Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—99.0%
Vantagepoint Aggressive Opportunities Fund Class T	1,603,133	$20,600,254
Vantagepoint Core Bond Index Fund Class T	7,758,340	77,583,397
Vantagepoint Diversifying Strategies Fund	11,970,867	124,856,141
Vantagepoint Equity Income Fund Class T	6,708,046	74,459,315
Vantagepoint Growth & Income Fund Class T	4,658,910	61,590,785
Vantagepoint Growth Fund Class T	3,234,573	41,111,417
Vantagepoint Inflation Protected Securities Fund Class T	6,094,369	63,990,872
Vantagepoint International Fund Class T	4,236,447	46,982,198
Vantagepoint Low Duration Bond Fund Class T	12,173,108	123,191,855
Vantagepoint Select Value Fund Class T	1,581,873	20,358,708

TOTAL AFFILIATED MUTUAL FUNDS (Cost $567,762,315)		654,724,942

EXCHANGE TRADED FUND—0.9%
Vanguard FTSE Emerging Markets ETF (Cost $6,313,545)	147,650	6,074,321

MONEY MARKET FUND—0.1%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%
(Cost $729,580) ¥	729,580	729,580

TOTAL INVESTMENTS—100.0%
(Cost $574,805,440)		661,528,843
Other assets less liabilities—(0.0%)		(97,985)

NET ASSETS—100.0%		$661,430,858

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Model Portfolio Traditional Growth Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—99.0%
Vantagepoint Aggressive Opportunities Fund Class T	7,594,846	$97,593,776
Vantagepoint Core Bond Index Fund Class T	20,662,265	206,622,649
Vantagepoint Discovery Fund Class T	4,962,580	53,893,622
Vantagepoint Diversifying Strategies Fund	23,543,036	245,553,860
Vantagepoint Equity Income Fund Class T	18,741,178	208,027,070
Vantagepoint Growth & Income Fund Class T	15,987,238	211,351,290
Vantagepoint Growth Fund Class T	14,012,167	178,094,644
Vantagepoint Inflation Protected Securities Fund Class T	5,885,600	61,798,800
Vantagepoint International Fund Class T	16,908,289	187,512,923
Vantagepoint Low Duration Bond Fund Class T	12,573,833	127,247,186
Vantagepoint Select Value Fund Class T	7,435,554	95,695,586

TOTAL AFFILIATED MUTUAL FUNDS (Cost $1,398,983,071)		1,673,391,406

EXCHANGE TRADED FUND—0.9%
Vanguard FTSE Emerging Markets ETF
(Cost $16,085,068)	374,800	15,419,272

MONEY MARKET FUND—0.1%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%
(Cost $1,471,078) ¥	1,471,078	1,471,078

TOTAL INVESTMENTS—100.0%
(Cost $1,416,539,217)		1,690,281,756
Other assets less liabilities—(0.0%)		(195,625)

NET ASSETS—100.0%		$1,690,086,131

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Model Portfolio Long-Term Growth Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—98.1%
Vantagepoint Aggressive Opportunities Fund Class T	15,156,292	$194,758,356
Vantagepoint Core Bond Index Fund Class T	26,555,750	265,557,503
Vantagepoint Discovery Fund Class T	9,594,698	104,198,421
Vantagepoint Diversifying Strategies Fund	24,296,681	253,414,381
Vantagepoint Equity Income Fund Class T	26,258,793	291,472,604
Vantagepoint Growth & Income Fund Class T	22,366,916	295,690,624
Vantagepoint Growth Fund Class T	20,683,906	262,892,449
Vantagepoint International Fund Class T	27,931,296	309,758,076
Vantagepoint Select Value Fund Class T	14,850,541	191,126,460

TOTAL AFFILIATED MUTUAL FUNDS (Cost $1,767,597,231)		2,168,868,874

EXCHANGE TRADED FUND—1.9%
Vanguard FTSE Emerging Markets ETF
(Cost $44,629,849)	1,034,450	42,557,273

MONEY MARKET FUND—0.0%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%
(Cost $960,799) ¥	960,799	960,799

TOTAL INVESTMENTS—100.0%
(Cost $1,813,187,879)		2,212,386,946
Other assets less liabilities—(0.0%)		(247,073)

NET ASSETS—100.0%		$2,212,139,873

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Model Portfolio All-Equity Growth Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—97.0%
Vantagepoint Aggressive Opportunities Fund Class T	6,891,937	$88,561,386
Vantagepoint Discovery Fund Class T	7,786,977	84,566,571
Vantagepoint Equity Income Fund Class T	14,939,269	165,825,887
Vantagepoint Growth & Income Fund Class T	11,938,525	157,827,300
Vantagepoint Growth Fund Class T	12,401,391	157,621,682
Vantagepoint International Fund Class T	14,115,153	156,537,048
Vantagepoint Select Value Fund Class T	6,807,758	87,615,840

TOTAL AFFILIATED MUTUAL FUNDS (Cost $694,384,900)		898,555,714

EXCHANGE TRADED FUND—2.9%
Vanguard FTSE Emerging Markets ETF
(Cost $28,230,682)	655,650	26,973,441

MONEY MARKET FUND—0.1%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%
(Cost $656,711) ¥	656,711	656,711

TOTAL INVESTMENTS—100.0%
(Cost $723,272,293)		926,185,866
Other assets less liabilities—(0.0%)		(118,314)

NET ASSETS—100.0%		$926,067,552

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Milestone Retirement Income Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—99.0%
Vantagepoint Core Bond Index Fund Class T	2,890,093	$28,900,932
Vantagepoint Diversifying Strategies Fund	6,210,387	64,774,340
Vantagepoint Equity Income Fund Class T	2,955,875	32,810,213
Vantagepoint Growth & Income Fund Class T	2,493,470	32,963,673
Vantagepoint Inflation Protected Securities Fund Class T	4,586,895	48,162,401
Vantagepoint International Fund Class T	1,187,806	13,172,769
Vantagepoint Low Duration Bond Fund Class T	9,838,056	99,561,129

TOTAL AFFILIATED MUTUAL FUNDS (Cost $308,548,704)		320,345,457

EXCHANGE TRADED FUND—0.9%
Vanguard FTSE Emerging Markets ETF
(Cost $3,109,468)	72,600	2,986,764

MONEY MARKET FUND—0.1%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%
(Cost $327,764) ¥	327,764	327,764

TOTAL INVESTMENTS—100.0%
(Cost $311,985,936)		323,659,985
Other assets less liabilities—(0.0%)		(27,724)

NET ASSETS—100.0%		$323,632,261

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Milestone 2010 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—98.9%
Vantagepoint Core Bond Index Fund Class T	1,891,230	$18,912,298
Vantagepoint Diversifying Strategies Fund	5,048,287	52,653,631
Vantagepoint Equity Income Fund Class T	4,493,981	49,883,190
Vantagepoint Growth & Income Fund Class T	2,450,990	32,402,089
Vantagepoint Growth Fund Class T	1,456,291	18,509,460
Vantagepoint Inflation Protected Securities Fund Class T	4,084,869	42,891,121
Vantagepoint International Fund Class T	2,026,423	22,473,034
Vantagepoint Low Duration Bond Fund Class T	4,870,314	49,287,580

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $263,698,752)		287,012,403

EXCHANGE TRADED FUND—0.9%
Vanguard FTSE Emerging Markets ETF
(Cost $2,771,933)	64,600	2,657,644

MONEY MARKET FUND—0.2%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%
(Cost $439,157)	¥439,157	439,157

TOTAL INVESTMENTS—100.0%
(Cost $266,909,842)		290,109,204
Other assets less liabilities—(0.0%)		(56,643)

NET ASSETS—100.0%		$290,052,561

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Milestone 2015 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—98.6%
Vantagepoint Core Bond Index Fund Class T	4,459,879	$44,598,787
Vantagepoint Diversifying Strategies Fund	8,975,425	93,613,681
Vantagepoint Equity Income Fund Class T	9,654,362	107,163,416
Vantagepoint Growth & Income Fund Class T	4,721,906	62,423,602
Vantagepoint Growth Fund Class T	3,334,565	42,382,319
Vantagepoint Inflation Protected Securities Fund Class T	6,234,574	65,463,027
Vantagepoint International Fund Class T	4,447,337	49,320,972
Vantagepoint Low Duration Bond Fund Class T	6,713,013	67,935,696
Vantagepoint Mid/Small Company Index Fund Class T	776,692	15,347,425

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $480,315,776)		548,248,925

EXCHANGE TRADED FUND—1.3%
Vanguard FTSE Emerging Markets ETF
(Cost $7,679,215)	178,450	7,341,433

MONEY MARKET FUND—0.1%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%
(Cost $632,658)	¥632,658	632,658

TOTAL INVESTMENTS—100.0%
(Cost $488,627,649)		556,223,016
Other assets less liabilities—(0.0%)		(66,507)

NET ASSETS—100.0%		$556,156,509

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Milestone 2020 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—97.9%
Vantagepoint Core Bond Index Fund Class T	7,991,667	$79,916,673
Vantagepoint Diversifying Strategies Fund	9,711,000	101,285,734
Vantagepoint Equity Income Fund Class T	11,801,033	130,991,462
Vantagepoint Growth & Income Fund Class T	5,607,845	74,135,709
Vantagepoint Growth Fund Class T	4,064,022	51,653,713
Vantagepoint Inflation Protected Securities Fund Class T	2,752,045	28,896,469
Vantagepoint International Fund Class T	5,777,099	64,068,033
Vantagepoint Low Duration Bond Fund Class T	5,309,518	53,732,319
Vantagepoint Mid/Small Company Index Fund Class T	2,566,015	50,704,466

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $542,404,026)		635,384,578

EXCHANGE TRADED FUND—1.9%
Vanguard FTSE Emerging Markets ETF
(Cost $12,996,527)	303,900	12,502,446

MONEY MARKET FUND—0.2%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%
(Cost $1,223,811)	¥1,223,811	1,223,811

TOTAL INVESTMENTS—100.0%
(Cost $556,624,364)		649,110,835
Other assets less liabilities—(0.0%)		(4,293)

NET ASSETS—100.0%		$649,106,542

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Milestone 2025 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—98.0%
Vantagepoint Core Bond Index Fund Class T	7,544,358	$75,443,583
Vantagepoint Diversifying Strategies Fund	7,175,672	74,842,257
Vantagepoint Equity Income Fund Class T	10,903,007	121,023,372
Vantagepoint Growth & Income Fund Class T	5,098,850	67,406,793
Vantagepoint Growth Fund Class T	3,800,250	48,301,178
Vantagepoint International Fund Class T	5,664,910	62,823,854
Vantagepoint Low Duration Bond Fund Class T	2,378,102	24,066,394
Vantagepoint Mid/Small Company Index Fund Class T	2,834,462	56,008,973

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $440,581,922)		529,916,404

EXCHANGE TRADED FUND—1.9%
Vanguard FTSE Emerging Markets ETF
(Cost $10,788,869)	252,750	10,398,135

MONEY MARKET FUND—0.1%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%
(Cost $737,641)	¥737,641	737,641

TOTAL INVESTMENTS—100.0%
(Cost $452,108,432)		541,052,180
Other assets less liabilities—(0.0%)		(19,343)

NET ASSETS—100.0%		$541,032,837

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Milestone 2030 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—97.9%
Vantagepoint Core Bond Index Fund Class T	4,789,902	$47,899,023
Vantagepoint Diversifying Strategies Fund	4,784,559	49,902,951
Vantagepoint Equity Income Fund Class T	9,414,762	104,503,857
Vantagepoint Growth & Income Fund Class T	4,578,339	60,525,641
Vantagepoint Growth Fund Class T	3,449,824	43,847,267
Vantagepoint International Fund Class T	5,271,972	58,466,165
Vantagepoint Low Duration Bond Fund Class T	739,224	7,480,946
Vantagepoint Mid/Small Company Index Fund Class T	2,911,136	57,524,045

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $348,614,377)		430,149,895

EXCHANGE TRADED FUND—1.9%
Vanguard FTSE Emerging Markets ETF
(Cost $8,768,664)	205,450	8,452,213

MONEY MARKET FUND—0.2%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%
(Cost $729,825)	¥729,825	729,825

TOTAL INVESTMENTS—100.0%
(Cost $358,112,866)		439,331,933
Other assets less liabilities—(0.0%)		(31,838)

NET ASSETS—100.0%		$439,300,095

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Milestone 2035 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—97.1%
Vantagepoint Core Bond Index Fund Class T	2,066,076	$20,660,759
Vantagepoint Diversifying Strategies Fund	2,301,512	24,004,775
Vantagepoint Equity Income Fund Class T	6,861,893	76,167,009
Vantagepoint Growth & Income Fund Class T	3,371,225	44,567,599
Vantagepoint Growth Fund Class T	2,668,121	33,911,812
Vantagepoint International Fund Class T	3,848,433	42,679,127
Vantagepoint Low Duration Bond Fund Class T	198,180	2,005,577
Vantagepoint Mid/Small Company Index Fund Class T	2,543,797	50,265,427

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $233,979,850)		294,262,085

EXCHANGE TRADED FUND—2.8%
Vanguard FTSE Emerging Markets ETF
(Cost $8,901,269)	208,100	8,561,234

MONEY MARKET FUND—0.1%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%
(Cost $443,974)	¥443,974	443,974

TOTAL INVESTMENTS—100.0%
(Cost $243,325,093)		303,267,293
Other assets less liabilities—(0.0%)		(25,129)

NET ASSETS—100.0%		$303,242,164

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Milestone 2040 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—97.0%
Vantagepoint Core Bond Index Fund Class T	1,452,907	$14,529,074
Vantagepoint Diversifying Strategies Fund	838,752	8,748,188
Vantagepoint Equity Income Fund Class T	7,040,631	78,151,008
Vantagepoint Growth & Income Fund Class T	3,447,777	45,579,614
Vantagepoint Growth Fund Class T	2,835,561	36,039,976
Vantagepoint International Fund Class T	4,092,069	45,381,044
Vantagepoint Mid/Small Company Index Fund Class T	2,906,729	57,436,964

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $220,493,901)		285,865,868

EXCHANGE TRADED FUND—2.9%
Vanguard FTSE Emerging Markets ETF
(Cost $8,924,689)	208,950	8,596,203

MONEY MARKET FUND—0.1%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%
(Cost $316,850)	¥316,850	316,850

TOTAL INVESTMENTS—100.0%
(Cost $229,735,440)		294,778,921
Other assets less liabilities—0.0%		3,835

NET ASSETS—100.0%		$294,782,756

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Milestone 2045 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—96.6%
Vantagepoint Core Bond Index Fund Class T	488,493	$4,884,926
Vantagepoint Equity Income Fund Class T	2,412,523	26,779,003
Vantagepoint Growth & Income Fund Class T	1,184,558	15,659,852
Vantagepoint Growth Fund Class T	971,503	12,347,804
Vantagepoint International Fund Class T	1,410,280	15,640,001
Vantagepoint Mid/Small Company Index Fund Class T	989,638	19,555,247

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $80,312,546)		94,866,833

EXCHANGE TRADED FUND—2.9%
Vanguard FTSE Emerging Markets ETF
(Cost $2,902,661)	68,850	2,832,489

MONEY MARKET FUND—0.5%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%
(Cost $492,423)	¥492,423	492,423

TOTAL INVESTMENTS—100.0%
(Cost $83,707,630)		98,191,745
Other assets less liabilities—0.0%		3,941

NET ASSETS—100.0%		$98,195,686

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

SCHEDULE OF INVESTMENTS

December 31, 2013

Vantagepoint Milestone 2050 Fund	Shares	Value
AFFILIATED MUTUAL FUNDS—96.9%
Vantagepoint Core Bond Index Fund Class T	110,204	$1,102,044
Vantagepoint Equity Income Fund Class T	547,934	6,082,067
Vantagepoint Growth & Income Fund Class T	271,488	3,589,074
Vantagepoint Growth Fund Class T	219,620	2,791,367
Vantagepoint International Fund Class T	320,154	3,550,504
Vantagepoint Mid/Small Company Index Fund Class T	227,576	4,496,904

TOTAL AFFILIATED MUTUAL FUNDS
(Cost $19,910,983)		21,611,960

EXCHANGE TRADED FUND—2.9%
Vanguard FTSE Emerging Markets ETF
(Cost $650,857)	15,750	647,955

MONEY MARKET FUND—0.4%
Fidelity Institutional Money Market: Money Market Portfolio—Institutional Class, 0.07%
(Cost $81,235)	¥81,235	81,235

TOTAL INVESTMENTS—100.2%
(Cost $20,643,075)		22,341,150
Other assets less liabilities—(0.2%)		(51,255)

NET ASSETS—100.0%		$22,289,895

Notes to the Schedule of Investments:

¥	The rate quoted is the annualized seven-day yield of the fund at period end.

See accompanying notes to financial statements

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited)

A.	Tax Disclosure

For corporate shareholder, a portion of the ordinary dividends paid during the fund’s year ended December 31, 2013, qualified for the dividends received deduction as follows:

Fund	Corporate Dividend Received Deduction
Equity Income	83.88%
Growth & Income	71.87%
Growth	100.00%
Select Value	28.70%
Aggressive Opportunities	15.46%
Discovery	4.30%
International	0.21%
Diversifying Strategies	5.37%
500 Stock Index	100.00%
Broad Market Index	89.31%
Mid/Small Company Index	44.79%
Model Portfolio Conservative Growth	22.98%
Model Portfolio Traditional Growth	28.79%
Model Portfolio Long-Term Growth	25.73%
Model Portfolio All-Equity Growth	27.38%
Milestone Retirement Income	19.97%
Milestone 2010	31.00%
Milestone 2015	33.84%
Milestone 2020	35.91%
Milestone 2025	39.73%
Milestone 2030	43.83%
Milestone 2035	49.01%
Milestone 2040	52.96%
Milestone 2045	57.11%
Milestone 2050	35.18%

Pursuant to Section 852 of the Internal Revenue Code, the Company designated the following capital gain dividends for the year ended December 31, 2013:

Fund	Long Term Capital Gain Dividend
Low Duration Bond	$1,509,632
Inflation Protected Securities	8,974,277
Equity Income	106,020,635
Growth & Income	111,699,235
Select Value	39,536,586
Aggressive Opportunities	66,939,790
Discovery	25,798,289
Diversifying Strategies	11,992,223
500 Stock Index	1,698,318
Broad Market Index	8,981,718
Mid/Small Company Index	44,613,956
Model Conservative Growth	9,507,066
Model Traditional Growth	28,932,875
Model Long-Term Growth	44,573,892
Model All-Equity Growth	7,618,002
Milestone Retirement Income	5,062,522
Milestone 2010	8,502,311

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

Fund	Long Term Capital Gain Dividend
Milestone 2015	12,336,153
Milestone 2020	13,428,042
Milestone 2025	9,863,758
Milestone 2030	8,871,634
Milestone 2035	7,072,377
Milestone 2040	10,019,247
Milestone 2045	3,721,269
Milestone 2050	7,977

The Company received updated information concerning the tax character of distributions made by certain issuers during 2012, and as a result, pursuant to Section 852 of the Internal Revenue Code, has modified its reported designation of capital gain dividends for the year ended December 31, 2012, as follows:

Fund	Long Term Capital Gain Dividend
Growth & Income	$21,592,950
Diversifying Strategies	2,847,974
Mid/Small Company Index	16,455,322
Model Portfolio Conservative Growth	3,646,788
Model Portfolio Traditional Growth	16,923,609
Model Portfolio Long-Term Growth	30,487,806
Milestone Retirement Income	2,904,601
Milestone 2010	4,514,649
Milestone 2015	5,042,114
Milestone 2020	3,974,669
Milestone 2025	3,154,682
Milestone 2030	2,741,511
Milestone 2035	1,914,115
Milestone 2040	342,369
Milestone 2045	701,884
Milestone 2050	812

B.	Foreign Taxes Paid

For the year ended December 31, 2013, dividends from foreign countries and taxes paid to foreign countries that qualify for foreign tax credits are as follows:

Fund	Net Foreign Source Income	Foreign Tax Credit
International	$37,001,061	$1,627,899
Overseas Equity Index	7,287,580	151,086
Model Portfolio Conservative Growth	1,227,972	53,444
Model Portfolio Traditional Growth	4,897,109	213,059
Model Portfolio Long-Term Growth	8,089,249	351,921
Model Portfolio All-Equity Growth	4,077,999	177,112
Milestone Retirement Income	345,208	15,071
Milestone 2010	587,378	25,576
Milestone 2015	1,288,454	56,058
Milestone 2020	1,673,218	72,797
Milestone 2025	1,640,512	71,365
Milestone 2030	1,526,254	66,343

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

Fund	Net Foreign Source Income	Foreign Tax Credit
Milestone 2035	1,112,967	48,351
Milestone 2040	1,184,277	51,486
Milestone 2045	405,785	17,560
Milestone 2050	91,619	3,956

All other funds treat foreign taxes paid as reductions of net investment company taxable income by these amounts.

C.	Sources of Income

The following table summarizes the percentage of income received by the Company in 2013 from various obligors:

Fund	U.S. Treasury Obligations	GNMA	FNMA	FHL Bank	FHLMC	Tennessee Valley Authority	Other U.S. Government Agency
Low Duration Bond	3.29%	0.00%	2.55%	0.00%	0.00%	0.00%	0.00%
Inflation Protected Securities	34.85%	0.00%	0.23%	0.08%	0.00%	0.00%	1.21%
Discovery	0.29%	0.00%	0.11%	0.00%	0.03%	0.00%	0.00%
Diversifying Strategies	0.68%	0.01%	1.15%	0.00%	0.34%	0.00%	0.00%
Core Bond Index	23.56%	7.87%	14.44%	1.03%	9.98%	0.26%	0.20%
500 Stock Index	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Broad Market Index	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Mid/Small Company Index	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Overseas Equity Index	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

D.	Qualified Dividend Income

The following are estimates of qualified dividend income received by the Company through December 31, 2013 that qualify for a reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 as extended by the Tax Relief, Unemployment Insurance Reauthorization and Job Creation Act of 2010:

Fund	Qualified Dividend Income
Equity Income	95.19%
Growth & Income	95.35%
Growth	100.00%
Select Value	31.41%
Aggressive Opportunities	17.71%
Discovery	4.65%
International	86.22%
Diversifying Strategies	7.95%
500 Stock Index	100.00%
Broad Market Index	90.51%
Mid/Small Company Index	46.91%
Overseas Equity Index	68.52%
Model Portfolio Conservative Growth	35.02%
Model Portfolio Traditional Growth	39.26%
Model Portfolio Long-Term Growth	41.03%
Model Portfolio All-Equity Growth	42.87%
Milestone Retirement Income	29.66%
Milestone 2010	46.77%
Milestone 2015	50.69%
Milestone 2020	53.31%

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

Fund	Qualified Dividend Income
Milestone 2025	58.79%
Milestone 2030	65.98%
Milestone 2035	73.00%
Milestone 2040	78.98%
Milestone 2045	85.34%
Milestone 2050	52.61%

E.	Directors Table

Independent Directors

Name, Address* and Age	Positions Held with the Company	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
George M. Chamberlain, Jr. (66)	Director, Audit Committee Member, Investment Committee Member, and Nominating and Governance Committee Member	October 31, 2014; Director since January 2012	Director and Vice President, Legal and Business Affairs—SCM Advantage LLC (supply chain consulting) (October 2009–present); Principal—GMC Consulting (corporate consulting) (May 1999–present); Board member—Alzheimer’s Association Delaware Valley Chapter (January 2008–present); Board member—Trapp Family Lodge Cooperative (non-profit) (April 2008–present); Board member and Vice Chair—Walnut Street Theater (January 2000–June 2010)	N/A
Dorothy D. Hayes (63)	Director, Audit Committee Member and Chair, Investment Committee Member, and Nominating and Governance Committee Member	October 31, 2014; Director since April 2013

Director, Chair of the Enterprise Risk Committee, and member of Executive Committee—First Tech Federal Credit Union (2011–present); Director and Chair of the Finance Committee— American Leadership Forum—Silicon Valley (2011–present); Director (2010–present), Chair of the Audit Committee (2010–2013) and Chair of the Board of Directors and member of Executive and Fund Development Committees (2012– present)—Silicon Valley FACES; Trustee, chair of the finance committee, member of the executive committee, and member of the investment committee— Computer History Museum (2006– present);

Director and Chair of the Audit Committee—Range Fuels (development-stage biofuels company) (2008–2012); Director and Chair of the Finance Committee—Addison Avenue Federal Credit Union (2002–2010); Trustee—Foothills Foundation, Foothills Congregational Church (church foundation) (2004–present); Vice President, Internal Audit—Intuit, Inc. (financial software and services company) (2005–2008)

N/A

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

Name, Address* and Age	Positions Held with the Company	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
JoAnn H. Price (64)	Director, Investment Committee Member	October 31, 2016; Director since October 2013	President—Fairview Capital Partners, Inc. (private equity advisory firm) (October 1994–present); Treasurer (2011–present) and Director (October 2001–present)—Apollo Theater Foundation; Director—Hartford Foundation for Public Giving (January 2010–present); Vice Chair (2009–present) and Director (January 2003– present);—YMCA of Greater Hartford; Trustee (January 2002–present) and Former President (2004–2010)—The Amistad Center for Art and Culture; Director—Hartford Communities that Care, Inc. (January 2012–present); Member—Howard University School of Business Board of Visitors (January 2002–present); Trustee—Connecticut Women’s Hall of Fame (January 2012–present).	N/A
Timothy M. O’Brien (64)	Chair of the Board and Director, Audit Committee Member, Investment Committee Member and Chair, and Nominating and Governance Committee Member	October 31, 2014; Director since September 2005	Independent Consultant (pension consulting) (2003–present); Trustee, Chair of Audit Committee and member of Investment and Benefits Committees— Public Employees Retirement Association of Colorado (July 2011–present)	N/A
Harold Singleton, III (51)	Director, Investment Committee Member	October 31, 2016; Director since October 2013	Managing Director (January 2007–May 2012), Head of Asset Management Companies and Global Head of Retail and Intermediary Sales (December 2010–May 2012), Global Head of Equities and Fixed Income Product Specialists (June 2009–December 2010), Equity Product Specialist (January 2007–June 2009)—PineBridge Investments, LLC (investment management firm); Chair of the Board—PineBridge Investments East Africa Limited (January 2011–May 2012); Chair of the Board—PineBridge Investments Taiwan Limited (January 2011–May 2012); Director—PineBridge Investments Ireland Limited (December 2010–May 2012); Director—PineBridge Investments India Limited (April 2011–May 2012); Trustee—Illinois Institute of Technology (May 2012–present).	N/A

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

Interested Director and Officers

Name and Age	Positions Held with the Company	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
David R. Mora (68)*	Director	October 31, 2014; Director since November 2011	Board member (January 2005–present) and former Chair of the Board of Directors (January 2010–December 2013)–ICMA Retirement Corporation; West Coast Regional Director—International City/County Management Association (February 2009–April 2011); City Manager—City of Salinas, CA (September 1990–September 2008); Board member—Public Entity Risk Institute (non-profit) (January 2000–December 2008)	N/A
Joan W. McCallen (61)***	President and Principal Executive Officer	Since September 2003	Chief Executive Officer—ICMA Retirement Corporation (Aug. 2003–present); President and Manager—Vantagepoint Investment Advisers, LLC, and ICMA-RC Services, LLC (broker-dealer); President and Manager—Vantagepoint Transfer Agents, LLC (2003–present); Director and President, VantageTrust Company, LLC (2003–present)	N/A
Bruce James Rohrbacher (61)***	Vice President and Chief Compliance Officer	Since September 2004	Senior Vice President and Chief Compliance Officer—ICMA Retirement Corporation (2004–present); Chief Compliance Officer, Vantagepoint Investment Advisers, LLC (2004–present) and Chief Compliance Officer, ICMA-RC Services, LLC (broker-dealer) (2004–present); Chief Compliance Officer—VantageTrust Company, LLC (2004–present)	N/A
Elizabeth S. Glista (49)***	Treasurer and Principal Financial Officer	Since March 2009	Senior Vice President and Chief Financial Officer—ICMA Retirement Corporation (April 2009–present); Treasurer–Vantagepoint Investment Advisers, LLC, and Vantagepoint Transfer Agents, LLC (April 2009– present); Treasurer–ICMA-RC Services, LLC (broker-dealer) (April 2009–present); Treasurer—VantageTrust Company, LLC (April 2009–present); Managing Vice President, Financial Operations, Analysis & Treasury—ICMA Retirement Corporation (January 2009–April 2009); Vice President, Financial Planning & Analysis and Treasury—ICMA-RC (January 2000–September 2007 and March 2008–January 2009)	N/A

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

Name and Age	Positions Held with the Company	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
Angela C. Montez (46)***	Secretary	Since December 2006	Managing Vice President, Deputy General Counsel and Assistant Secretary—ICMA Retirement Corporation (2006–present); Assistant Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLP and ICMA-RC Services, LLC(broker dealer) (2011–present); Assistant Secretary—VantageTrust Company, LLC (February 2008– present); Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLC and ICMA-RC Services, LLC (broker-dealer) (2006–2007); Corporate Counsel—ICMA Retirement Corporation (2000–2006)	N/A
Kathryn B. McGrath (69)***	Assistant Secretary	Since March 2008	Senior Vice President, General Counsel and Secretary—ICMA Retirement Corporation (2007–Present); Secretary—Vantagepoint Investment Advisers, LLC, Vantagepoint Transfer Agents, LLP and ICMA-RC Services, LLC(broker dealer) (2007–present); Secretary—VantageTrust Company, LLC (February 2008–present)	N/A

NOTES:

*	The business mailing address for the Directors and officers of the Trust is 777 North Capitol Street, N.E., Suite 600, Washington, DC 20002.

†	The Company has three classes of directors: Class 1, Class 2 and Class 3. The Declaration of Trust sets forth the length of the Directors’ terms (five years for Class 1 and Class 2; one year for Class 3), limits each Class 1 and Class 2 Director’s length of service to 12 consecutive years, and prohibits each Director from serving a term that begins after he or she has reached age 72. The date shown in this column reflects the expiration date of the Director’s current term, the end of the Class 1 or Class 2 Director’s 12th year of service, or the Director’s retirement date, whichever occurs first.

**	Mr. Mora is considered to be an “interested person” of the Trust (as that term is defined under the 1940 Act), and thus an “interested director,” because he is a director of ICMA Retirement Corporation (“ICMA-RC”), the parent company of VIA and of ICMA-RC Services, LLC (“RC Services”), the distributor of the Company’s shares.

***	Mses. McCallen, Glista, Montez, and McGrath and Mr. Rohrbacher are considered to be “interested persons” of the Trust, as that term is defined under the 1940 Act, due to their positions as officers of the following entities: VIA; RC Services, the distributor of the funds; ICMA-RC, the parent company of VIA and RC Services; and the Trust Company.

F.	Subadviser Fees

Presented below are the fees paid by each fund to subadvisers during the year ended December 31, 2013. Fees are shown as an annual percentage of average net assets under management except that the subadvisory fees for Mellon Capital Management Corporation for the Diversifying Strategies Fund are calculated based on the average net asset

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

value of the assets allocated and assigned to it by VIA. The total dollars below represent amounts paid to subadvisers for services performed during the period July 1, 2012 through September 30, 2013.

Fund	Subadviser	Actual Fee as a Percentage of Average Daily Net Assets (net of any subadviser fee waivers)	Dollars Paid
Low Duration Bond	Payden & Rygel	0.10%	$278,539
	Schroder Investment Management North America Inc. (1)	0.18%	521,704

Inflation Protected Securities	Pacific Investment Management Company, LLC	0.20%	625,014
	BlackRock Financial Management, Inc.	0.10%	390,324

Equity Income	Barrow, Hanley, Mewhinney & Strauss, LLC	0.21%	1,532,858
	T. Rowe Price Associates, Inc.	0.30%	2,196,501
	Southeastern Asset Management, Inc.	0.52%	3,600,462

Growth & Income	Fiduciary Management, Inc.	0.29%	1,390,395
	T. Rowe Price Associates, Inc.	0.38%	1,319,509
	Wellington Management Company, LLP	0.27%	1,501,509

Growth	Atlanta Capital Management Company, LLC	0.30%	1,470,891
	Columbus Circle Investors	0.33%	1,650,863
	Victory Capital Management Inc. (2)	0.26%	1,284,665
	Westfield Capital Management Company, L.P.	0.33%	1,953,151

Select Value	Artisan Partners Limited Partnership	0.55%	716,935
	Systematic Financial Management, L.P.	0.41%	533,293
	WEDGE Capital Management LLP	0.51%	672,139

Aggressive Opportunities	Southeastern Asset Management, Inc.	0.58%	907,888
	SSgA Funds Management, Inc.	0.03%	113,056
	TimesSquare Capital Management, LLC	0.50%	1,574,156
	Wells Capital Management Inc.	0.43%	1,146,995

Discovery	Payden & Rygel	0.15%	170,598
	Wellington Management Company, LLP	0.73%	825,428

International	Artisan Partners Limited Partnership	0.64%	1,468,527
	GlobeFlex Capital, LP	0.40%	1,532,680
	Mondrian Investment Partners Limited	0.43%	1,939,144
	Walter Scott & Partners Limited	0.54%	1,316,207

Diversifying Strategies	Calamos Advisors LLC	0.53%	1,203,912
	Mellon Capital Management Corporation (3)	0.33%	658,014
	Payden & Rygel (Enhanced Cash Management)	0.10%	169,926
	Payden & Rygel (Low Duration-Plus Fixed Income)	0.09%	330,162
	Shenkman Capital Management, Inc.	0.38%	912,476

Core Bond Index	Mellon Capital Management Corporation (4)	0.01%	162,518

500 Stock Index	Mellon Capital Management Corporation (4)	0.01%	64,593

Broad Market Index	Mellon Capital Management Corporation (4)	0.01%	102,264

Mid/Small Company Index	Mellon Capital Management Corporation (4)	0.02%	103,915

Overseas Equity Index	Mellon Capital Management Corporation (4)	0.04%	118,936

(1)	Effective October 11, 2013, STW Fixed Income Management, LLC (“STW”) was integrated into the operations of Schroeder Investment Management North American Inc.(“SIMNA”). On that date, SIMNA replaced STW as subadviser to the Low Duration Bond Fund.

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(2)	Effective August 1, 2013, the fee schedule charged by Victory Capital Management, Inc. (“Victory”) to the Growth Fund was amended and the percentage shown above represents a blended rate of the previous fee schedule and the new fee schedule

(3)	Mellon Capital Management Corporation has contractually agreed to reduce its subadvisory fee through February 4, 2014.

(4)	Effective January 18, 2013, the fee schedule charged by Mellon Capital Management Corporation for each Index Fund was amended and the percentages shown above represent a blended rate of the previous fee schedules and the new fee schedules.

G.	Directors’ Considerations of Investment Subadvisory Agreements

The following relates to the consideration by the Board of Directors (“Directors” or “Board”) of The Vantagepoint Funds (“Company”), during the period beginning July 1, 2013 through December 31, 2013, of the approval of certain investment subadvisory agreements and an amendment to an existing investment subadvisory agreement.

Vantagepoint Low Duration Bond Fund

At a meeting held on July 1, 2013 (“July Meeting”), Vantagepoint Investment Advisers, LLC (“VIA”) recommended, and the Board of the Company, including a majority of the Directors who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“Independent Directors”), approved a new investment subadvisory agreement among the Company, on behalf of the Vantagepoint Low Duration Bond Fund (“Low Duration Bond Fund”), VIA and Schroder Investment Management North America Inc. (“SIMNA”), which became effective on October 11, 2013 (“New SIMNA Subadvisory Agreement”). SIMNA replaced STW Fixed Income Management LLC (“STW”) as a subadviser to the Low Duration Bond Fund due to the integration of STW’s operations into the existing business of SIMNA (the “Integration”), following the previous acquisition of STW by Schroder U.S. Holdings Inc. (“SUSHI”). SIMNA is a wholly owned subsidiary of SUSHI. The Integration took place on October 11, 2013 and, subsequently, STW ceased being a registered investment adviser. As a result, the Integration terminated STW’s existing investment subadvisory agreement with the Low Duration Bond Fund (“STW Subadvisory Agreement”) and necessitated the execution of the New SIMNA Subadvisory Agreement, which became effective on the date of the Integration. Prior to the Integration, the Board was asked by VIA to consider the selection of SIMNA as a new subadviser to the Low Duration Bond Fund and approve the New SIMNA Subadvisory Agreement. Before approving the appointment of SIMNA as a subadviser to the Low Duration Bond Fund, the Board considered the recommendations of, and supporting analyses and data presented by, VIA.

With respect to the Board’s consideration of the New SIMNA Subadvisory Agreement, the Directors received written information in advance of the July Meeting from VIA, which included: (1) the conclusions reached by VIA as a result of the due diligence it conducted relating to the Integration and in recommending the Board approve the New SIMNA Subadvisory Agreement; (2) the nature, extent and quality of services that STW currently provided, and that SIMNA was expected to provide after the Integration, to the Low Duration Bond Fund; (3) SIMNA’s experience, investment management business, personnel and operations; (4) SIMNA’s brokerage and trading policies and practices; (5) the level of the subadvisory fees to be charged to the Low Duration Bond Fund by SIMNA and a comparison of those fees to: (a) SIMNA’s fee schedule for managing other advisory accounts with an investment strategy similar to the one it is to employ for the Low Duration Bond Fund; and (b) the fees charged to accounts with assets comparable to the amount of assets to be allocated to SIMNA by a group of U.S. separate account investment managers that utilize a short duration fixed income mandate; (6) SIMNA’s compliance program; (7) STW’s investment performance as a subadviser of the Low Duration Bond Fund and as compared to a relevant benchmark and peer group; (8) SIMNA’s representation that the Integration is not expected to affect the nature, scope or quality of the investment advisory services provided to the Low Duration Bond Fund; and (9) certain financial information for SIMNA.

In considering the information and materials described above, the Independent Directors received assistance from, and met separately with, their independent counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining whether to approve the New SIMNA Subadvisory Agreement, the Directors considered the information received in advance of the July Meeting, and the presentations made by, and discussions held with,

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representatives of STW and SIMNA and the personnel of VIA, and discussions with the Company’s Chief Compliance Officer (“CCO”), as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the New SIMNA Subadvisory Agreement.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the investment advisory services to be provided by SIMNA to the Low Duration Bond Fund following the Integration, the Directors considered SIMNA’s investment management process with respect to managing the portion of the Low Duration Bond Fund’s assets to be allocated to it, including the personnel responsible for the portfolio management of the Fund. The Directors noted that VIA concluded that the Integration would not have a negative impact on the services being provided to the Low Duration Bond Fund. The Directors took into account that, based on discussions with SIMNA, VIA was confident that the current services provided to the Low Duration Bond Fund, primarily performed by the former STW portfolio management team, will remain intact following the Integration. The Directors considered that key management personnel of STW have accepted economic incentives for their continued portfolio management services at SIMNA for several years after the Integration. The Directors considered SIMNA’s representations that it does not expect the Integration to affect the nature, scope or quality of the investment advisory services provided to the Low Duration Bond Fund, and that the investment advisory services to be provided by SIMNA are expected to be substantially similar to those currently provided by STW, and may even be enhanced as the portfolio managers will have access to additional research and other support resources from the Schroder’s group of companies. In addition, the Directors considered that the fee schedule under the New SIMNA Subadvisory Agreement is the same as the fee schedule under the STW Subadvisory Agreement. Based on the information considered, the Directors concluded that, after the Integration, SIMNA would likely have the ability to continue to provide the nature, extent and quality of services that the Low Duration Bond Fund had received from STW.

Investment Performance. The Directors considered the historical data provided regarding STW’s investment performance with respect to managing the assets of the Low Duration Bond Fund and such performance versus a relevant benchmark and peer group, and VIA’s favorable assessment of such performance. The Directors concluded that the investment performance record of the former STW investment team that would continue to manage the portion of the assets of the Low Duration Bond Fund allocated to SIMNA following the Integration supported approval of the New SIMNA Subadvisory Agreement.

Subadvisory Fees and Economies of Scale. In evaluating the subadvisory fee, the Directors considered that the subadvisory fee payable under the New SIMNA Subadvisory Agreement is the same as the subadvisory fee payable under the STW Subadvisory Agreement. The Directors considered a comparison of the subadvisory fee to be charged by SIMNA to the Low Duration Bond Fund with its fee schedule for managing other accounts (which were not pooled investment vehicles or other investment companies) with an investment strategy similar to the strategy SIMNA is to employ on behalf of the Low Duration Bond Fund. The Directors considered that, according to the information provided by VIA, the effective fee rate to be paid by the Low Duration Bond Fund under the New SIMNA Subadvisory Agreement, based on the amount of assets to be allocated to SIMNA, was competitive. The Directors further considered that, based on the statements provided by SIMNA, the services that SIMNA was to provide to the Low Duration Bond Fund following the Integration appeared to be generally similar to those SIMNA expects to provide to other accounts it manages in the same strategy. The Directors also considered VIA’s assessment that SIMNA’s subadvisory fee schedule for the Low Duration Bond Fund is competitive and reasonable given STW’s performance for the Fund and VIA’s expectations for SIMNA.

The Directors reviewed information provided by VIA (which was based on an independent third-party source) on the fees charged to accounts with assets comparable to the amount of assets to be allocated to SIMNA by a group of U.S. separate account investment managers that utilize a short duration fixed income mandate. According to the information provided, the effective fee rate to be paid by the Low Duration Bond Fund to SIMNA at asset levels as of May 31, 2013 (0.1835%) is slightly higher than the median fee charged by such managers (0.18%). The Directors considered VIA’s assessment that it believed SIMNA’s subadvisory fee to be appropriate given the nature and quality of the services to be provided by SIMNA and the nature of the strategy SIMNA is to employ for the Low Duration Bond Fund. The foregoing comparisons assisted the Directors in considering the New SIMNA Subadvisory Agreement by providing them with a basis for evaluating SIMNA’s fee on a relative basis. Based on this information, the Directors concluded that the subadvisory fee to be charged under the New SIMNA Subadvisory Agreement appeared to be within a reasonable range for the services to be provided.

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The Directors also reviewed the information provided regarding the estimated profits to be realized with respect to SIMNA’s relationship with the Low Duration Bond Fund. In considering the extent to which economies of scale may be realized by SIMNA as the assets of the Low Duration Bond Fund to be managed by SIMNA grow, and whether the proposed fee levels reflect these economies, the Directors noted that the proposed fee schedule under the New SIMNA Subadvisory Agreement includes breakpoints, whereby the Low Duration Bond Fund and its shareholders will benefit from reduced subadvisory fee rates as the assets managed by SIMNA increase.

Other Considerations. The Directors considered the conclusions reached by VIA as a result of its evaluation of SIMNA and the due diligence it conducted in deciding to recommend that the Board approve the New SIMNA Subadvisory Agreement. The Directors also considered VIA’s assessment that the proposed fee to be paid to SIMNA for its services to the Low Duration Bond Fund is competitive and reasonable given STW’s performance for the Fund and VIA’s expectations for SIMNA. The Directors concluded that VIA’s recommendations and conclusions supported approval of the New SIMNA Subadvisory Agreement.

In considering the potential “fall-out” or ancillary benefits that may accrue to SIMNA due to its relationship with the Low Duration Bond Fund, the Directors noted that SIMNA does not anticipate “fall-out” or ancillary benefits of any significance due to its relationship with the Fund, other than providing exposure to broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business such as subadvisory, separate account wrap programs or model manager programs.

Conclusion. After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the approval of the New SIMNA Subadvisory Agreement was in the best interests of the Low Duration Bond Fund and its shareholders.

Vantagepoint Growth Fund

Also at the July Meeting, VIA recommended, and the Board of the Company, including a majority of the Independent Directors, approved a new investment subadvisory agreement with Victory Capital Management Inc. (“Victory”), one of the subadvisers of the Vantagepoint Growth Fund (“Growth Fund”), due to the sale of the interests held in Victory by KeyBank National Association to Victory’s employees and Crestview Partners, a private equity firm, which occurred on August 1, 2013 (the “Transaction”). The Transaction resulted in a “change of control” of Victory under applicable provisions of the Investment Company Act of 1940 (“1940 Act”). The 1940 Act provides that a “change of control” of a fund’s adviser or subadviser results in an “assignment,” and a consequent automatic termination, of the investment advisory agreement between the fund and the adviser or subadviser, as the case may be. Accordingly, as a result of the Transaction, the investment subadvisory agreement previously in effect among the Company, on behalf of the Growth Fund, VIA and Victory (“Current Victory Subadvisory Agreement”) terminated on August 1, 2013. At the July Meeting, in anticipation of the Transaction and consequent immediate termination of the Current Victory Subadvisory Agreement, the Board, including a majority of the Independent Directors, approved a new investment subadvisory agreement among the Company, on behalf of the Growth Fund, VIA and Victory (“New Victory Subadvisory Agreement”), which became effective August 1, 2013. Before approving the New Victory Subadvisory Agreement, the Board considered the recommendations of, and supporting analyses and data presented by, VIA.

With respect to the Board’s consideration of the New Victory Subadvisory Agreement, the Directors received written information in advance of the Meeting from VIA, which included: (1) the conclusions reached by VIA as a result of the due diligence it conducted relating to the Transaction and in recommending the Board approve the New Victory Subadvisory Agreement; (2) the nature, extent and quality of services that Victory currently provides, and is expected to continue to provide after the Transaction, to the Growth Fund; (3) Victory’s experience, investment management business, personnel and operations; (4) Victory’s brokerage and trading policies and practices; (5) the level of the subadvisory fees to be charged to the Growth Fund by Victory and a comparison of that fee to: (a) Victory’s fee schedule for managing other advisory accounts with an investment objective similar to that of the Growth Fund; and (b) the fees charged to accounts with assets comparable to the amount of assets to be allocated to Victory by a group of U.S. separate account investment managers that utilize a large capitalization growth mandate; (6) Victory’s compliance program; (7) Victory’s historical investment performance and its performance as a subadviser to the Growth Fund and such performance as compared to a relevant benchmark and peer group; (8) Victory’s

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representation that the pending change of control is not expected to affect the nature, scope or quality of the services Victory provides to the Growth Fund; and (9) certain financial information for Victory.

In considering the information and materials described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining whether to approve the New Victory Subadvisory Agreement, the Directors considered the information received in advance of the July Meeting, and the presentations made by, and discussions held with, representatives of Victory and the personnel of VIA, and discussions with the Company’s CCO, as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the New Victory Subadvisory Agreement.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the investment advisory services to be provided by Victory to the Growth Fund following the Transaction, the Directors considered Victory’s investment management process in managing the portion of the Growth Fund’s assets allocated to it, including the personnel responsible for the portfolio management of the Growth Fund. The Directors considered VIA’s and Victory’s statements that there will be no changes to Victory’s chief investment officers, investment teams or their investment process as a result of the Transaction, and that the investment teams will not experience any change in the resources received from Victory. In addition, the Directors considered VIA’s and Victory’s statements that there will be no change to Victory’s current operating model as a result of the Transaction, and that Victory’s management team will continue to be responsible for developing the firm’s overall strategy and run the day-to-day operations of the business. The Directors considered Victory’s representation that the Transaction is not expected to affect the nature, scope or quality of services it provides to the Growth Fund. The Directors also considered that the fee schedule under the New Victory Subadvisory Agreement was slightly more favorable to the Growth Fund than the fee schedule under the Current Victory Subadvisory Agreement. Based on the information considered, the Directors concluded that, after the Transaction, Victory would likely have the ability to continue to provide the nature, extent and quality of services it currently provides to the Growth Fund.

Investment Performance. The Directors considered the historical data provided regarding Victory’s investment performance with respect to the Growth Fund since it began managing the assets of the Fund in January 2012 through March 31, 2013, and for the one-year period ended March 31, 2013, as well as Victory’s composite performance for longer periods, and such performance versus a relevant benchmark and peer group. The Directors took into account VIA’s explanation that, despite recent underperformance, it believes Victory serves an important complementary role in the multi-managed Growth Fund, and that the combination of the complimentary styles and underlying characteristics of the existing subadvisers enhances the overall risk/return profile of the Growth Fund. The Directors concluded that Victory’s role in the Growth Fund supported approval of the New Victory Subadvisory Agreement.

Subadvisory Fees and Economies of Scale. In evaluating the subadvisory fee, the Directors considered that the subadvisory fee schedule under the New Victory Subadvisory Agreement is slightly more favorable to the Growth Fund than the subadvisory fee schedule under the Current Victory Subadvisory Agreement. The Directors noted Victory’s representation to VIA that the nature, quality and scope of the services it provides to the Growth Fund will not be affected by the lower subadvisory fee. The Directors considered comparisons of the subadvisory fee to be charged by Victory to the Growth Fund with its fee schedule for managing other accounts (including investment companies and pooled investment vehicles) with an investment objective similar to that of the Growth Fund. The Directors considered that, according to the information provided by VIA, based on the amount of assets to be allocated to Victory under the New Victory Subadvisory Agreement, the Growth Fund would be paying the lowest average basis point fee of any of Victory’s accounts with an investment objective similar to that of the Growth Fund. In addition, the Directors took into account Victory’s statement that the services to be rendered to the Growth Fund are similar to its other investment company relationships. The Directors also considered VIA’s assessment that Victory’s subadvisory fee schedule for the Growth Fund under the New Victory Subadvisory Agreement reflects the lowest available fee schedule offered by Victory to “like accounts.” For this purpose, the term “like accounts” was used by VIA generally to describe accounts of similar size and mandate to the Growth Fund.

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The Directors reviewed information provided by VIA (which was based on an independent third-party source) on the fees charged to accounts with assets comparable to the amount of assets allocated to Victory by a group of U.S. separate account investment managers that utilize a large capitalization growth mandate. According to the information provided, the effective fee rate to be paid by the Growth Fund to Victory at asset levels as of March 31, 2013 was below the median fee charged by such managers. The Directors considered that VIA deemed the proposed fee schedule under the New Victory Subadvisory Agreement appropriate given the nature and quality of the services to be provided by Victory and the nature of the strategy Victory is to employ for the Growth Fund. The foregoing comparisons assisted the Directors in considering the New Victory Subadvisory Agreement by providing them with a basis for evaluating Victory’s subadvisory fee on a relative basis. Based on this information, the Directors concluded that Victory’s subadvisory fee appeared to be within a reasonable range for the services to be provided.

The Directors also reviewed the information provided regarding the estimated profits to be realized with respect to Victory’s relationship with the Growth Fund. In considering the extent to which economies of scale may be realized by Victory as the assets of the Growth Fund to be managed by Victory grow, and whether the proposed fee levels reflect these economies, the Directors noted that the proposed fee schedule under the New Victory Subadvisory Agreement includes breakpoints, whereby the Growth Fund and its shareholders will benefit from reduced subadvisory fee rates as the assets managed by Victory increase.

Other Considerations. The Directors considered the conclusions reached by VIA as a result of its evaluation of Victory and the due diligence it conducted in deciding to recommend that the Board approve the New Victory Subadvisory Agreement. The Directors also considered VIA’s assessment that the proposed fee to be paid to Victory for its services to the Growth Fund is competitive and reasonable and appropriate given the nature and quality of the services to be provided by Victory. The Directors concluded that VIA’s recommendations and conclusions supported approval of the New Victory Subadvisory Agreement.

In considering the potential “fall-out” or ancillary benefits that may accrue to Victory due to its relationship with the Growth Fund, the Directors noted Victory’s statement that, as the assets under Victory’s management increase so will the commissions generated by Victory, which will improve Victory’s ability to access research services available from its brokers. However, the Directors noted that all subadvisers are required to select brokers who meet the Growth Fund’s requirements for seeking best execution, and that VIA monitors and evaluates the subadvisers’ trade execution with respect to the Growth Fund’s brokerage transactions on a regular basis and provides reports to the Board in this regard. The Directors concluded that the potential benefits accruing to Victory by virtue of its relationship to the Growth Fund appeared to be reasonable.

Conclusion. After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the approval of the New Victory Subadvisory Agreement was in the best interests of the Growth Fund and its shareholders.

Vantagepoint Diversifying Strategies Fund

At a meeting held on December 3, 2013 (“December Meeting”), VIA recommended, and the Board of the Company approved, the following changes to the Vantagepoint Diversifying Strategies Fund (“Diversifying Strategies Fund”), which became effective on or about February 4, 2014 (“February Changes”): (i) the termination of Calamos Advisors LLC (“Calamos”) as a subadviser to the Diversifying Strategies Fund; (ii) the hiring of Oaktree Capital Management, L.P. (“Oaktree”) as a subadviser to replace Calamos; and (iii) a change in the Diversifying Strategies Fund’s principal investment strategies to reflect an increase in the Diversifying Strategies Fund’s exposure to below investment grade convertible securities in light of Oaktree’s convertible securities strategy. Also at the December Meeting, VIA recommended, and the Board of the Company approved, the following additional changes to the principal investment strategies of the Diversifying Strategies Fund, as well as related subadviser changes, to become effective on or about May 1, 2014 (“May Changes”): (i) the elimination of the global tactical asset allocation strategy (“GTAA strategy”) and the termination of the subadviser for that strategy, Mellon Capital Management Corporation (“Mellon”); (ii) the elimination of the collateral portfolio associated with the GTAA strategy (“collateral portfolio”), which is subadvised by Payden & Rygel (“Payden”); (iii) a reduction in the assets of the Diversifying Strategies Fund allocated to the low duration plus fixed income strategy, which is subadvised by Payden; (iv) the addition of an enhanced equity strategy (“Enhanced Equity strategy”) and the hiring of Payden to serve as a subadviser for that new strategy; (v) a reduction in

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the assets of the Diversifying Strategies Fund allocated to the convertible securities strategy subadvised by Shenkman Capital Management, Inc. (“Shenkman”); and (vi) the addition of a real estate investment trust (“REIT”) strategy to be implemented on a passive basis (“passive U.S. REIT strategy”) and the hiring of SSgA Funds Management, Inc. (“SSgA FM”) to serve as a subadviser for that new strategy. In connection with the foregoing changes, the Board of the Company, including a majority of the Independent Directors, approved: (i) initial investment subadvisory agreements among the Company, on behalf of the Diversifying Strategies Fund, VIA and each of Oaktree and SSgA FM (each, a “New Subadvisory Agreement” and, collectively, the “New Subadvisory Agreements”); and (ii) an amendment to the fee schedule of the current investment subadvisory agreement among the Company, on behalf of the Diversifying Strategies Fund, VIA and Payden to reflect the fee relating to Payden serving as a subadviser for the Enhanced Equity strategy and to remove references to the fee for Payden’s services as a subadviser to the collateral portfolio (“Payden Amendment”). Oaktree and SSgA FM may each be referred to below as a “New Subadviser” and collectively as the “New Subadvisers.” Before approving the New Subadvisory Agreements and the Payden Amendment and the changes described above, the Board considered the recommendations of, and supporting analyses and data presented by, VIA.

With respect to the Board’s consideration of the New Subadvisory Agreements with Oaktree and SSgA FM and the Payden Amendment, the Directors received written information in advance of the December Meeting from VIA, which included: (1) VIA’s rationale for recommending the February Changes and May Changes; (2) the process by which VIA selected and recommended for Board approval Oaktree and SSgA FM as subadvisers of the Diversifying Strategies Fund to implement the U.S. convertible securities strategy and passive U.S. REIT strategy, respectively, and Payden to implement the Enhanced Equity strategy; (3) the nature, extent and quality of the services that the New Subadvisers and Payden would provide to the Diversifying Strategies Fund; (4) the experience, investment management business, personnel and operations of each New Subadviser and Payden; (5) the brokerage and trading policies and practices of each New Subadviser and Payden; (6) the level of the subadvisory fees to be charged to the Diversifying Strategies Fund by each New Subadviser and Payden and a comparison of those fees to the: (a) fees charged by each New Subadviser and Payden for managing other comparable accounts; and (b) fees charged by a group of U.S. separate account investment managers utilizing a U.S. convertible securities mandate with respect to Oaktree, a U.S. REIT mandate with respect to SSgA FM and a small capitalization core mandate with respect to Payden; (7) the compliance programs of the New Subadvisers and information on Payden’s compliance program; (8) performance information for each New Subadviser and Payden utilizing: (i) a U.S. convertible securities mandate with respect to Oaktree; (ii) a passive U.S. REIT mandate with respect to SSgA FM, and (iii) an Enhanced Equity mandate with respect to Payden, and such performance compared to a relevant benchmark and peer group; (9) the Diversifying Strategies Fund’s expected overall investment advisory fee and projected total expense ratio, taking into account the February Changes and May Changes, respectively, compared to a group of multialternative mutual funds; and (10) the financial condition of each New Subadviser and Payden.

In considering the information and materials described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining whether to approve each New Subadvisory Agreement and the Payden Amendment, the Directors considered the information received in advance of the December Meeting, and the presentations made by, and discussions held with, representatives of Oaktree and SSgA FM and the personnel of VIA, and discussions with the Company’s CCO, as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the New Subadvisory Agreements and the Payden Amendment. The discussion below with respect to Payden specifically relates to its services as a subadviser for the Enhanced Equity strategy.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services expected to be provided by each New Subadviser under the New Subadvisory Agreements and Payden under the Payden Amendment, the Directors considered the specific investment process to be employed by each New Subadviser and Payden in managing the assets of the Diversifying Strategies Fund to be allocated to them; the qualifications of Oaktree’s, SSgA FM’s and Payden’s respective investment management personnel with regard to implementing a U.S. convertible securities strategy with respect to Oaktree, a passive U.S. REIT strategy with respect to SSgA FM and an

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Enhanced Equity strategy with respect to Payden; performance information provided for each New Subadviser and Payden as compared to a relevant benchmark and peer group; each New Subadviser’s and Payden’s infrastructure and whether it appeared to adequately support a U.S. convertible securities strategy with respect to Oaktree, a passive U.S. REIT strategy with respect to SSgA FM and an Enhanced Equity strategy with respect to Payden; and VIA’s review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided to the Diversifying Strategies Fund by each New Subadviser and Payden. The Directors acknowledged that Oaktree, SSgA FM and Payden each has experienced portfolio management personnel; and appeared to have adequate infrastructure and support staff to seek to achieve favorable results implementing their respective proposed strategies for the Diversifying Strategies Fund. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by each New Subadviser and Payden were appropriate in light of the investment strategies that each such subadviser is to implement on behalf of the Diversifying Strategies Fund, and, thus, supported a decision to approve each New Subadvisory Agreement and the Payden Amendment.

Investment Performance. The Directors reviewed the investment performance information provided by VIA for Oaktree, SSgA FM and Payden with respect to the proposed mandate each is to employ for the Diversifying Strategies Fund, and considered such performance information versus a relevant benchmark and peer group (based on information provided by an independent third-party source) and VIA’s favorable assessment of such performance. Based on the information provided, the Directors concluded that the performance information supported a decision to approve each New Subadvisory Agreement and the Payden Amendment.

Subadvisory Fees, Expense Ratio Impact and Economies of Scale. In evaluating each proposed subadvisory fee, the Directors reviewed the subadvisory fee schedules for each New Subadviser and Payden. The Directors considered comparisons of the subadvisory fee to be charged by each New Subadviser and Payden to the Diversifying Strategies Fund with its respective fee schedule for managing other accounts with an investment mandate similar to the mandate the subadviser is to employ on behalf of the Diversifying Strategies Fund. The Directors also considered that, according to the information provided by VIA: (i) the proposed fee schedule for Oaktree is equal to the fee schedule Oaktree charges to all of its clients in its U.S. and Non-U.S. convertible securities strategy with assets comparable to the amount of assets of the Diversifying Strategies Fund to be allocated to Oaktree; and (ii) the proposed fee schedule for SSgA FM reflected the lowest fee rate currently charged by the subadviser to other accounts for which it provides advisory services utilizing a mandate similar to the mandate it is to employ for the Diversifying Strategies Fund and is lower than its standard fee schedule for managing accounts with a mandate similar to the mandate it is to employ for the Diversifying Strategies Fund. With regard to the proposed fee schedule for Payden relating to the Enhanced Equity strategy, the Directors also considered that the proposed fee schedule under the Payden Amendment is the same as the fee schedule Payden charges to the Vantagepoint Discovery Fund (“Discovery Fund”). According to the information provided by VIA, the Discovery Fund is the only other comparable SEC-registered mutual fund that Payden manages with a mandate similar to the Enhanced Equity strategy it is to employ for the Diversifying Strategies Fund and both fee schedules are lower than Payden’s standard fee schedule for managing accounts with a mandate similar to the mandate it is to employ for the Fund. Additionally, the nature of the subadvisory services that each New Subadviser and Payden is to provide to the Diversifying Strategies Fund appeared to be comparable to those each subadviser currently provides to its other subadvisory relationships.

The Directors reviewed information provided by VIA (which was based on an independent third-party source) on the fees charged by a group of U.S. separate account investment managers to accounts with assets comparable to the amount of assets to be allocated initially to each New Subadviser and Payden (with respect to the Enhanced Equity strategy) and that employ a U.S. convertibles strategy (for comparison to Oaktree), a U.S. REIT strategy (for comparison to SSgA FM) and a small capitalization core strategy (for comparison to Payden). According to the information provided, the proposed effective fee rate to be paid by the Diversifying Strategies Fund to each New Subadviser, and Payden with respect to the Enhanced Equity strategy, at the proposed initial asset allocation levels would be below the median fee charged by such managers.

The Directors also considered information provided by VIA showing that there would be a decrease in the overall subadvisory fees and, therefore, a decrease in the total expense ratio of the Diversifying Strategies Fund as a result of the appointment of Oaktree effective February 2014 and also as a result of the May Changes. In each case, referring to data provided by VIA and compiled by Morningstar, Inc. (“Morningstar”), a provider of independent investment

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Additional Information (Unaudited) — (Continued)

company data, the Directors noted that the expected total investment advisory fee for the Diversifying Strategies Fund, taking into account the appointment of Oaktree effective February 2014 and taking into account the May Changes, respectively, was lower than the average and median investment advisory fee of a group of mutual funds in Morningstar’s multialternative funds category. The Directors also considered information provided by VIA and compiled by Morningstar on the total expense ratios of this same group of mutual funds in Morningstar’s multialternative funds category, which showed that, if Oaktree served as a subadviser to the Diversifying Strategies Fund at the proposed subadvisory fee rate and initial asset allocation level, along with the Diversifying Strategies Fund’s other existing subadvisers at their current subadvisory fee rates and asset allocation levels, the Diversifying Strategies Fund’s expected total expense ratio would be below the average and median expense ratios of such funds. In addition, the Directors also considered information provided by VIA on the total expense ratios of this same group of mutual funds in Morningstar’s multialternative funds category, which showed that, if Oaktree, SSgA FM and Payden (with respect to the Enhanced Equity strategy) each served as a subadviser to the Diversifying Strategies Fund at the proposed subadvisory fee rates and proposed asset allocation levels effective May 1, 2014, along with the Diversifying Strategies Fund’s other existing subadvisers, Shenkman and Payden (with respect to the low duration plus fixed income strategy), at their current subadvisory fee rates and proposed asset allocation levels effective May 1, 2014, the Diversifying Strategies Fund’s expected total expense ratio would be below the average and median expense ratios of such funds.

The foregoing comparisons assisted the Directors in considering each New Subadvisory Agreement and the Payden Amendment by providing them with a basis for evaluating each New Subadviser’s fee, and Payden’s fee with respect to the Enhanced Equity strategy, including in light of the Diversifying Strategies Fund’s expected overall investment advisory fee and total expense ratio, on a relative basis. Based on this information, the Directors concluded that the subadvisory fees of each New Subadviser and Payden appeared to be within a reasonable range for the services to be provided.

The Directors also reviewed the information provided regarding the estimated profits to be realized with respect to each New Subadviser’s and Payden’s respective relationships with the Diversifying Strategies Fund. In considering the extent to which economies of scale may be realized by each New Subadviser, and Payden with respect to the Enhanced Equity strategy, as the assets of the Diversifying Strategies Fund to be managed by each New Subadviser and Payden grow and whether the proposed fee levels reflect these economies, the Directors considered that, although the proposed fee schedule for each New Subadviser does not include breakpoints, each New Subadvisory Agreement was the product of arm’s-length negotiation. The Directors further considered the appropriateness of each subadvisory fee structure in light of VIA’s assessment that the subadvisory fee schedule of each of Oaktree and SSgA FM reflects the lowest fee schedule available or offered by Oaktree and SSgA FM, respectively, for like accounts (accounts of similar size and mandate) and the proposed effective fee rate to be paid to each New Subadviser would be below the median fee charged by a group of U.S. separate account investment managers to accounts with assets comparable to the amount of assets proposed to be allocated initially to each New Subadviser and that employ a U.S. convertibles strategy (for comparison to Oaktree) and a U.S. REIT strategy (for comparison to SSgA FM). With regard to Payden, the Directors considered that the Payden subadvisory fee for the Enhanced Equity strategy included breakpoints, which indicates that the proposed subadvisory fee rate is intended to capture certain anticipated economies of scale for the benefit of the Diversifying Strategies Fund and its shareholders, and that the subadvisory fee schedule of Payden reflects the lowest fee schedule offered by Payden for like accounts (accounts of similar size and mandate). The Directors concluded that the proposed fee schedules with respect to each New Subadviser, and Payden for the Enhanced Equity strategy, were appropriate at this time.

Other Considerations. The Directors considered VIA’s judgment that the hiring of Oaktree as a subadviser to implement the U.S. convertible securities strategy creates a well-diversified fund with attractive risk/return attributes. The Directors also considered VIA’s judgment that the addition of a passive U.S. REIT strategy and an Enhanced Equity strategy and the hiring of SSgA FM and Payden, respectively, to implement such strategies, as well as the other May Changes to the Diversifying Strategies Fund, should enhance the Diversifying Strategies Fund’s growth potential while preserving downside protection.

The Directors considered the selection and due diligence process employed by VIA in deciding to recommend Oaktree and SSgA FM as subadvisers to the Diversifying Strategies Fund to implement a U.S. convertible securities

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

strategy and a passive U.S. REIT strategy, respectively, and in deciding to recommend that Payden provide subadvisory services to the Diversifying Strategies Fund with respect to the Enhanced Equity strategy. The Directors also considered VIA’s conclusion that the fee to be paid to each New Subadviser and to Payden as it relates to the Enhanced Equity strategy for their respective services to the Diversifying Strategies Fund is competitive, reasonable and appropriate in light of the nature and quality of services to be provided by each subadviser and the reasons supporting that conclusion. The Directors concluded that VIA’s recommendations and conclusions supported approval of each New Subadvisory Agreement and the Payden Amendment.

The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to Oaktree, SSgA FM and Payden due to their relationship with the Diversifying Strategies Fund. With respect to Oaktree, the Board considered that Oaktree indicated that the relationship would enhance a favorable channel through which Oaktree’s investment strategies may reach a clientele as yet relatively underserved by Oaktree. With respect to SSgA FM, the Board considered that SSgA FM indicated that, by serving as subadviser to the Diversifying Strategies Fund, it may indirectly receive “fall-out” benefits from its relationship due to the value derived in the marketplace from the association. With respect to SSgA FM, the Directors also considered that SSgA FM may receive research or other services from certain brokers in connection with the execution of the Diversifying Strategies Fund’s brokerage transactions. However, the Directors noted that all subadvisers are required to select brokers who meet the Diversifying Strategies Fund’s requirements for seeking best execution, and that VIA monitors and evaluates the subadvisers’ trade execution with respect to the Diversifying Strategies Fund’s brokerage transactions on a regular basis and provides reports to the Board in this regard. The Directors concluded that the potential benefits that may accrue to Oaktree and SSgA FM by virtue of their relationships with the Diversifying Strategies Fund appeared to be reasonable. The Directors considered that Payden does not anticipate any “fall-out” or ancillary benefits due to its relationship with the Diversifying Strategies Fund.

Conclusion. After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of each New Subadvisory Agreement and the Payden Amendment was in the best interests of the Diversifying Strategies Fund and its shareholders, and approved the New Subadvisory Agreement with each of Oaktree and SSgA FM, and also approved the Payden Amendment.

Vantagepoint Equity Income Fund

Also at the December Meeting, VIA recommended, and the Board of the Company, including a majority of the Independent Directors, approved initial investment subadvisory agreements (each, a “New Equity Income Subadvisory Agreement” and, collectively, the “New Equity Income Subadvisory Agreements”) among the Company, on behalf of the Vantagepoint Equity Income Fund (“Equity Income Fund”), VIA and each of Wellington Management Company, LLP (“Wellington”) and SSgA FM. Wellington and SSgA FM may each be referred to below as a “New Equity Income Subadviser” and collectively as the “New Equity Income Subadvisers.” At the December Meeting, VIA also recommended, and the Board of the Company approved: (i) changes to the Equity Income Fund’s principal investment strategies that would allow SSgA FM to manage the portion of the Equity Income Fund’s assets allocated to it by investing in a portfolio that approximates an equal-weighted custom version of the Russell 1000 Value Index (“passively managed U.S. equity strategy”); (ii) a reduction in the assets allocated to two of the Equity Income Fund’s existing subadvisers, Southeastern Asset Management, Inc. (“Southeastern”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”); and (iii) the termination of Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) as a subadviser to the Equity Income Fund. The changes described above became effective in February 2014 and may be collectively referred to below as the “New Subadviser Structure.” Before approving the New Subadviser Structure, including the New Equity Income Fund Subadvisory Agreements, the Board considered the recommendations of, and supporting analyses and data presented by, VIA.

With respect to the Board’s consideration of each New Equity Income Subadvisory Agreement, the Directors received written information in advance of the December Meeting from VIA, which included: (1) VIA’s rationale for recommending the New Subadviser Structure; (2) the process by which VIA selected and recommended for Board approval Wellington as a subadviser to the Equity Income Fund to implement a strategy of investing in large capitalization value equity securities (“large cap value equity strategy”) and SSgA FM as a subadviser to the Equity

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

Income Fund to implement a passively managed U.S. equity strategy; (3) the nature, extent and quality of the services that Wellington and SSgA FM would provide to the Equity Income Fund; (4) the experience, investment management business, personnel and operations of each of Wellington and SSgA FM; (5) the brokerage and trading policies and practices of each of Wellington and SSgA FM; (6) the level of the subadvisory fees to be charged to the Equity Income Fund by Wellington and SSgA FM and a comparison of those fees to the: (a) fees charged by each of Wellington and SSgA FM for managing other generally comparable accounts; and (b) fees charged by a group of U.S. separate account investment managers utilizing a large cap value equity style with respect to Wellington and a U.S. passively managed equity style with respect to SSgA FM; (7) the compliance programs of Wellington and SSgA FM; (8) the performance information for each of Wellington and SSgA FM with respect to a large cap value equity strategy and a passively managed U.S. equity strategy, respectively, and such performance compared to a relevant benchmark and a large cap value peer group; (9) the Equity Income Fund’s expected overall investment advisory fee and projected total expense ratio compared to a group of large cap value mutual funds, taking into account: (a) the proposed changes in subadvisers; and (b) the proposed amount of the Equity Income Fund’s assets to be allocated to each of Wellington and SSgA FM, Southeastern and T. Rowe Price (“proposed target allocation levels”); and (10) the financial condition of each of Wellington and SSgA FM.

In considering the information and materials described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining whether to approve each New Equity Income Subadvisory Agreement, the Directors considered the information received in advance of the December Meeting, and the presentations made by, and discussions held with, representatives of Wellington and SSgA FM and the personnel of VIA, and discussions with the Company’s CCO, as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the New Equity Income Subadvisory Agreements.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services expected to be provided by Wellington and SSgA FM under their respective New Equity Income Subadvisory Agreements, the Directors considered the specific investment process to be employed by each of Wellington and SSgA FM in managing the assets of the Equity Income Fund to be allocated to them; the qualifications of Wellington’s and SSgA FM’s investment management personnel with regard to implementing a large cap value equity strategy and a passively managed U.S. equity strategy, respectively; the performance information provided for each of Wellington and SSgA FM as compared to a relevant benchmark and a large cap value peer group; each of Wellington’s and SSgA FM’s infrastructure and whether it appeared to adequately support the investment strategies to be implemented by each of Wellington and SSgA FM; and VIA’s review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by each of Wellington and SSgA FM to the Equity Income Fund. The Directors acknowledged that Wellington and SSgA FM each has experienced portfolio management personnel; and appeared to have adequate infrastructure and support staff to seek to achieve favorable results implementing their respective proposed mandates for the Equity Income Fund. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by each of Wellington and SSgA FM were appropriate in light of the investment strategies each such subadviser is to implement on behalf of the Equity Income Fund, and, thus, supported a decision to approve each New Equity Income Subadvisory Agreement.

Investment Performance. The Directors reviewed the investment performance information provided by VIA for Wellington and SSgA FM with respect to the proposed mandate each is to employ for the Equity Income Fund, and considered such performance information versus a relevant benchmark and a large cap value peer group (based on information provided by an independent third-party source) and VIA’s favorable assessment of such performance. Based on the information provided, the Directors concluded that the performance information supported a decision to approve each New Equity Income Subadvisory Agreement.

Subadvisory Fees, Expense Ratio Impact and Economies of Scale. In evaluating each proposed subadvisory fee, the Directors reviewed the subadvisory fee schedules for Wellington and SSgA FM. The Directors considered comparisons of the subadvisory fee to be charged by Wellington to the Equity Income Fund with Wellington’s fee schedule for managing other accounts with an investment mandate similar to the mandate it is to employ on behalf of

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

the Equity Income Fund. The Directors also considered that, according to the information provided by VIA, Wellington’s proposed fee schedule for the Equity Income Fund reflected the lowest fee rate currently charged by Wellington to other accounts for which it provides advisory services utilizing a similar mandate, other than for one client for which Wellington collectively manages a significantly greater amount of assets. The Directors noted that SSgA FM indicated it does not currently manage any other accounts with an investment mandate directly comparable to the mandate SSgA FM is to employ on behalf of the Equity Income Fund. The Directors, however, considered that, according to the information provided by VIA, SSgA FM’s proposed fee schedule for the Equity Income Fund was lower than the standard fee schedule charged by an affiliate of SSgA FM to other accounts for which it provides advisory services utilizing a standard equal weighted S&P 500 Index mandate and is the same as the fee SSgA FM charges to the Vantagepoint Aggressive Opportunities Fund for which it provides subadvisory services utilizing an equal weighted customized version of a different index, except that SSgA FM’s fee for the Equity Income Fund is subject to a minimum dollar amount. Additionally, the nature of the subadvisory services each of Wellington and SSgA FM is to provide to the Equity Income Fund appeared to be comparable to those each subadviser currently provides to its other subadvisory relationships.

The Directors reviewed information provided by VIA (which was based on an independent third-party source) on the fees charged by a group of U.S. separate account investment managers to accounts with assets comparable to the amount of assets to be allocated initially to each of Wellington and SSgA FM and that employ a large cap value equity style (for comparison to Wellington) and a U.S. passively managed equity style (for comparison to SSgA FM). According to the information provided, the proposed effective fee rate to be paid by the Equity Income Fund to each of Wellington and SSgA FM at the proposed initial asset allocation levels would be below the median fee charged by such managers.

The Directors also considered information provided by VIA showing that there would be a decrease in the overall subadvisory fees and, therefore, a decrease in the total expense ratio of the Equity Income Fund as a result of the New Subadviser Structure. Referring to data provided by VIA and compiled by Morningstar, a provider of independent investment company data, the Directors noted that the expected total investment advisory fee for the Equity Income Fund, taking into account the proposed subadviser changes and proposed target allocation levels of the Fund, was lower than the average and median investment advisory fee of a group of mutual funds in Morningstar’s large cap value funds category. The Directors also considered information provided by VIA and compiled by Morningstar on the total expense ratios of this same group of mutual funds in Morningstar’s large cap value funds category, which showed that, if Wellington and SSgA FM each served as a subadviser to the Equity Income Fund at the proposed subadvisory fee rates, along with the Equity Income Fund’s two other existing subadvisers at their current subadvisory fee rates and proposed asset allocation levels, the Equity Income Fund’s expected total expense ratio would be below the average and median expense ratios of such funds.

The foregoing comparisons assisted the Directors in considering each New Equity Income Subadvisory Agreement by providing them with a basis for evaluating Wellington’s and SSgA FM’s fees, including in light of the Equity Income Fund’s expected overall investment advisory fee and total expense ratio, on a relative basis. Based on this information, the Directors concluded that the subadvisory fees of Wellington and SSgA FM appeared to be within a reasonable range for the services to be provided.

The Directors reviewed the information provided in response to a request regarding the estimated profits to be realized by Wellington and SSgA FM from their respective relationships with the Equity Income Fund. In considering the extent to which economies of scale may be realized by Wellington and SSgA FM as the assets of the Equity Income Fund to be managed by each subadviser grow and whether the proposed fee levels reflect these economies, the Directors considered that, although the proposed fee schedule for each subadviser does not include breakpoints, each New Equity Income Fund Subadvisory Agreement was the product of arm’s-length negotiation. The Directors further considered the appropriateness of each subadvisory fee structure in light of VIA’s assessment that the subadvisory fee schedule of each of Wellington and SSgA FM reflects the lowest fee schedule available from Wellington and SSgA FM, respectively, for like accounts (accounts of similar size and mandate) and the proposed effective fee rate to be paid to Wellington and SSgA FM, respectively, would be below the median fee charged by a group of U.S. separate account investment managers to accounts with assets comparable to the amount of assets proposed to be allocated initially to each subadviser and that employ a large cap value equity style (for comparison to Wellington) and a

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

U.S. passively managed equity style (for comparison to SSgA FM). The Directors concluded that each proposed fee schedule with respect to Wellington and SSgA FM was appropriate at this time.

Other Considerations. The Directors considered VIA’s judgment that the hiring of Wellington as a subadviser to implement a large cap value equity strategy and addition of a passively managed U.S. equity strategy, and the hiring of SSgA FM as a subadviser to implement the new passively managed U.S. equity strategy, would add value by complementing the investment approach of the Equity Income Fund’s current investment subadvisers, T. Rowe Price and Southeastern. In this regard, the Directors considered VIA’s belief that the New Subadviser Structure, including the addition of each of Wellington and SSgA FM as a subadviser, should serve to improve the Equity Income Fund’s risk/return profile, reduce exposure to the growing asset size of any single subadviser and improve manager diversification.

The Directors considered the selection and due diligence process employed by VIA in deciding to recommend Wellington and SSgA FM as subadvisers to the Equity Income Fund to implement a large cap value equity and passively managed U.S. equity strategy, respectively. The Directors also considered VIA’s conclusion that the fee to be paid to each of Wellington and SSgA FM for their respective services to the Equity Income Fund is competitive, reasonable and appropriate in light of the nature and quality of services to be provided by each subadviser and the reasons supporting that conclusion. The Directors concluded that VIA’s recommendations and conclusions supported approval of each New Equity Income Subadvisory Agreement.

The Directors also considered the potential “fall-out” or ancillary benefits that may accrue to Wellington and SSgA FM due to each subadviser’s relationship with the Equity Income Fund. With respect to Wellington, the Board considered that Wellington indicated that the only potential “fall-out” benefit was the reputational benefit that may accrue from the relationship. With respect to SSgA FM, the Board also considered that SSgA FM indicated that, by serving as subadviser to the Equity Income Fund, it may indirectly receive “fall-out” benefits from its relationship due to the value derived in the marketplace from the association. The Directors also considered that Wellington and SSgA FM may receive research or other services from certain brokers in connection with the execution of the Equity Income Fund’s brokerage transactions. However, the Directors noted that all subadvisers are required to select brokers who meet the Equity Income Fund’s requirements for seeking best execution, and that VIA monitors and evaluates the subadvisers’ trade execution with respect to the Equity Income Fund’s brokerage transactions on a regular basis and provides reports to the Board in this regard. The Directors concluded that the potential benefits that may accrue to Wellington and SSgA FM by virtue of their relationships with the Equity Income Fund appeared to be reasonable.

Conclusion. After full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of each New Equity Income Subadvisory Agreement was in the best interests of the Equity Income Fund and its shareholders, and approved the New Equity Income Subadvisory Agreement with each of Wellington and SSgA FM.

H.	Householding

Only one copy of this Annual Report may be mailed to households, even if more than one person in a household is a shareholder of record, unless the Company has received instructions to the contrary. If you need additional copies of this Annual Report, please contact the Company toll free at 800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002. If you do not want this mailing of this Annual Report to be combined with those for other members of your household, contact the Company in writing at 777 North Capitol Street, NE, Suite 600, Washington, D.C. 20002 or toll free at 800-669-7400.

I.	Other Available Information

A description of the Company’s proxy voting policies and procedures and the proxy voting record for the period ended June 30, 2013 are available without charge, upon request by calling 800-669-7400, online at www.icmarc.org, or by accessing the Securities and Exchange Commission’s website at www.sec.gov.

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; the Company’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be

THE VANTAGEPOINT FUNDS

Additional Information (Unaudited) — (Continued)

reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Standard & Poor’s Marks and Indexes. “Standard & Poor’s,” “S&P,” “S&P 500,” “Standard & Poor’s 500,” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Vantagepoint Funds for the Vantagepoint 500 Stock Index Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and makes no representation regarding the advisability of investing in the Fund.

Russell Investment Group Marks and Indexes. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1) The Vantagepoint Equity Income Fund, Vantagepoint Aggressive Opportunities Fund, Vantagepoint Broad Market Index Fund, and Vantagepoint Mid/Small Company Index Fund are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments (“Russell”). Russell is not responsible for and has not reviewed these Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

2)Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

3)Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES

NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

The Vantagepoint Funds are distributed by ICMA-RC Services, LLC, a wholly owned broker-dealer subsidiary of ICMA-RC and member FINRA/SIPC.

VANTAGEPOINT FUNDS

777 NORTH CAPITOL STREET, NE
WASHINGTON, DC 20002-4240
TOLL-FREE 800-669-7400
PARA ASISTENCIA EN ESPAÑOL LLAME AL 800-669-8216
WWW.ICMARC.ORG

ANR000-001-20119-201402-214

Item 2 (Code of Ethics):

Sub-item 2a. The board of directors of the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, and to persons performing similar functions.

Sub-item 2c. Not applicable.

Sub-item 2d. Not applicable.

Sub-item 2e. Not applicable.

Sub-item 2f. Not applicable.

Item 3 (Audit Committee Financial Expert): Two members of the audit committee of the registrant have been determined by its board of directors to be audit committee financial experts. The audit committee financial experts of the registrant are Dorothy Hayes and Timothy O’Brien, both of whom are independent under the applicable rules.

Item 4 (Principal Accountant Fees and Services):

Sub-item 4a (Audit Fees). The aggregate fees billed for professional services rendered by the registrant’s principal accountant, PricewaterhouseCoopers LLP, for audits of the registrant’s financial statements were $565,244 and $470,042 in 2013 and 2012, respectively.

Sub-item 4b (Audit Related Fees). Not applicable.

Sub-item 4c (Tax Fees). The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning were $78,877 and $186,186 in 2013 and 2012, respectively. These services covered preparation of the registrant’s income tax and excise tax returns, and also included related consulting and tax provision work.

Sub-item 4d (All Other Fees). Not applicable.

Sub-item 4e (1). The registrant’s audit committee pre-approves all audit and non-audit services to be performed by the registrant’s accountant before they are engaged to perform such services.

Sub-item 4e (2). The registrant’s audit committee approved 100% of the services described in Sub-item 4c.

Sub-item 4f. Not applicable.

Sub-item 4g. Not applicable.

Sub-item 4h. Not applicable.

Item 5 (Audit Committee of Listed Registrants): Not applicable to this registrant.

Item 6 (Investments):

Sub-item 6a. Not applicable; included under Item 1 above.

Sub-item 6b. Not applicable; the registrant did not divest itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7 (Disclosure of Proxy Voting Policies & Procedures for Closed-end Management

Investment Companies): Not applicable to this registrant.

Item 8 (Portfolio Managers of Closed-End Management Investment Companies): Not applicable to this registrant.

Item 9 (Purchases of Equity Securities by Closed-End Management Investment Company and

Affiliated Purchasers): Not applicable to this registrant.

Item 10 (Submission of Matters to a Vote of Security Holders): Not applicable.

Item 11 (Controls and Procedures):

Sub-item 11a. The principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

Sub-item 11b. There was no change in the registrant’s internal control over financial reporting that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant’s internal control over financial reporting.

Item 12 (Exhibits):

Sub-item 12a(1). The code of ethics exhibit is attached.

Sub-item 12a(2). The certification exhibits are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Vantagepoint Funds

By:	/s/ Joan McCallen
Joan McCallen, Principal Executive Officer

Date:	March 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities, and on the dates indicated.

By:	/s/ Joan McCallen
Joan McCallen, Principal Executive Officer

Date:	March 5, 2014
By:	/s/ Elizabeth Glista
Elizabeth Glista, Principal Financial Officer

Date:	March 5, 2014